Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2011	Jan. 31, 2012
Document and Entity Information
Entity Registrant Name	AMERICAN INTERNATIONAL GROUP INC
Entity Central Index Key	0000005272
Document Type	8-K
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float	$ 12,986,000,000
Entity Common Stock, Shares Outstanding		1,896,865,688
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY

Consolidated Balance Sheet (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Fixed maturity securities:
Bonds available for sale, at fair value (amortized cost: 2011 - $250,770; 2010 - $220,669)	$ 263,981	$ 228,302
Bond trading securities, at fair value	24,364	26,182
Equity securities:
Common and preferred stock available for sale, at fair value (cost: 2011 - $1,820; 2010 - $2,571)	3,624	4,581
Common and preferred stock trading, at fair value	125	6,652
Mortgage and other loans receivable, net of allowance (portion measured at fair value: 2011 - $107; 2010 - $143)	19,489	20,237
Flight equipment primarily under operating leases, net of accumulated depreciation	35,539	38,510
Other invested assets (portion measured at fair value: 2011 - $20,876; 2010 - $21,356)	40,744	42,210
Short-term investments (portion measured at fair value: 2011 - $5,913; 2010 - $23,860)	22,572	43,738
Total investments	410,438	410,412
Cash	1,474	1,558
Accrued investment income	3,108	2,960
Premiums and other receivables, net of allowance	14,721	15,713
Reinsurance assets, net of allowance	27,211	25,810
Current and deferred income taxes	17,802
Deferred policy acquisition costs	8,937	9,431
Derivative assets, at fair value	4,499	5,917
Other assets, including restricted cash of $2,988 in 2011 and $30,232 in 2010 and prepaid commitment fee asset of $3,628 in 2010 (portion measured at fair value: 2011 - $0; 2010 - $14)	12,782	44,379
Separate account assets, at fair value	51,388	54,432
Assets held for sale		104,961
Total assets	552,360	675,573
Liabilities:
Liability for unpaid claims and claims adjustment expense	91,145	91,151
Unearned premiums	23,465	23,803
Future policy benefits for life and accident and health insurance contracts	34,317	31,268
Policyholder contract deposits (portion measured at fair value: 2011 - $918; 2010 - $445)	126,898	121,373
Other policyholder funds	6,691	6,758
Current and deferred income taxes		2,351
Derivative liabilities, at fair value	4,733	5,735
Other liabilities (portion measured at fair value: 2011 - $907; 2010 - $2,619)	27,554	29,108
Federal Reserve Bank of New York credit facility (see Note 1)		20,985
Other long-term debt (portion measured at fair value: 2011 - $10,766; 2010 - $12,143)	75,253	85,476
Separate account liabilities	51,388	54,432
Liabilities held for sale		95,923
Total liabilities	441,444	568,363
Commitments, contingencies and guarantees (see Note 16)
Redeemable noncontrolling interests (see Note 1):
Nonvoting, callable, junior preferred interests held by Department of the Treasury	8,427
Other	96	434
Total redeemable noncontrolling interests	8,523	434
AIG shareholders' equity (see Note 1):
Common stock, $2.50 par value; 5,000,000,000 shares authorized; shares issued: 2011 - 1,906,568,099; 2010 - 147,124,067	4,766	368
Treasury stock, at cost; 2011 - 9,746,617; 2010 - 6,660,908 shares of common stock	(942)	(873)
Additional paid-in capital	81,787	9,683
Retained earnings (accumulated deficit)	10,774	(9,848)
Accumulated other comprehensive income	5,153	7,543
Total AIG shareholders' equity	101,538	78,856
Non-redeemable noncontrolling interests (see Note 1):
Nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York		26,358
Other (including $204 associated with businesses held for sale in 2010)	855	1,562
Total non-redeemable noncontrolling interests	855	27,920
Total equity	102,393	106,776
Total liabilities and equity	552,360	675,573
Series E
AIG shareholders' equity (see Note 1):
Preferred stock		41,605
Series F
AIG shareholders' equity (see Note 1):
Preferred stock		7,378
Series C
AIG shareholders' equity (see Note 1):
Preferred stock		$ 23,000

Consolidated Balance Sheet (Parenthetical - assets and liabilities) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Assets:
Bonds available for sale, amortized cost	$ 250,770	$ 220,669
Common and preferred stock available for sale, cost	1,820	2,571
Mortgage and other loans receivable, portion measured at fair value	107	143
Other invested assets, portion measured at fair value	20,876	21,356
Short-term investments, portion measured at fair value	5,913	23,860
Other assets, restricted cash	2,988	30,232
Other assets, prepaid commitment fee asset		3,628
Other assets, portion measured at fair value	0	14
Liabilities:
Policyholder contract deposits, portion measured at fair value	918	445
Other liabilities, portion measured at fair value	907	2,619
Other long-term debt, portion measured at fair value	$ 10,766	$ 12,143

Consolidated Balance Sheet (Parenthetical - equity) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
AIG shareholders' equity (see Note 1):
Preferred stock, par value (in dollars per share)	$ 5
Common stock, par value (in dollars per share)	$ 2.5	$ 2.5
Common stock, shares authorized	5,000,000,000	5,000,000,000
Common stock, shares issued	1,906,568,099	147,124,067
Treasury stock, shares of common stock	9,746,617	6,660,908
Noncontrolling interests, other, portion associated with businesses held for sale (in dollars)		$ 204
Common Stock
AIG shareholders' equity (see Note 1):
Common stock, shares issued	1,906,568,099	147,124,067
Series E | Preferred Stock
AIG shareholders' equity (see Note 1):
Preferred stock, par value (in dollars per share)	$ 5	$ 5
Preferred stock, shares issued		400,000
Series F | Preferred Stock
AIG shareholders' equity (see Note 1):
Preferred stock, par value (in dollars per share)	$ 5	$ 5
Preferred stock, shares issued		300,000
Preferred stock, aggregate liquidation value (in dollars)		7,543
Series C | Preferred Stock
AIG shareholders' equity (see Note 1):
Preferred stock, par value (in dollars per share)	$ 5	$ 5
Preferred stock, shares issued		100,000
Preferred stock, aggregate liquidation value (in dollars)		$ 0.5
Series G | Preferred Stock
AIG shareholders' equity (see Note 1):
Preferred stock, par value (in dollars per share)	$ 5
Series D | Preferred Stock
AIG shareholders' equity (see Note 1):
Preferred stock, par value (in dollars per share)	$ 5

Consolidated Statement of Operations (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues:
Premiums	$ 38,990	$ 45,319	$ 48,583
Policy fees	2,705	2,710	2,656
Net investment income	14,755	20,934	18,992
Net realized capital gains (losses):
Total other-than-temporary impairments on available for sale securities	(1,216)	(1,712)	(6,096)
Portion of other-than-temporary impairments on available for sale fixed maturity securities recognized in Other comprehensive income	168	(812)	316
Net other-than-temporary impairments on available for sale securities recognized in net income (loss)	(1,048)	(2,524)	(5,780)
Other realized capital gains	1,589	2,360	570
Total net realized capital gains (losses)	541	(164)	(5,210)
Aircraft leasing revenue	4,508	4,749	4,967
Other income	2,758	3,989	5,459
Total revenues	64,257	77,537	75,447
Benefits, claims and expenses:
Policyholder benefits and claims incurred	33,450	41,392	45,314
Interest credited to policyholder account balances	4,467	4,487	4,611
Amortization of deferred acquisition costs	5,486	5,821	6,670
Other acquisition and insurance expenses	8,458	10,163	9,815
Interest expense	3,871	7,981	14,358
Aircraft leasing expenses	3,974	4,050	2,385
Net loss on extinguishment of debt (see Note 1)	2,908	104
Net (gain) loss on sale of properties and divested businesses	74	(19,566)	1,271
Other expenses	2,470	3,439	5,465
Total benefits, claims and expenses	65,158	57,871	89,889
Income (loss) from continuing operations before income tax expense (benefit)	(901)	19,666	(14,442)
Income tax expense (benefit):
Current	95	644	2,802
Deferred	(19,859)	6,092	(4,857)
Income tax expense (benefit)	(19,764)	6,736	(2,055)
Income (loss) from continuing operations	18,863	12,930	(12,387)
Income (loss) from discontinued operations, net of income tax expense (benefit) (see Note 4)	2,467	(645)	2,661
Net income (loss)	21,330	12,285	(9,726)
Less: Net income (loss) from continuing operations attributable to noncontrolling interests:
Nonvoting, callable, junior and senior preferred interests	634	1,818	140
Other	55	355	(1,576)
Total net income (loss) from continuing operations attributable to noncontrolling interests	689	2,173	(1,436)
Net income from discontinued operations attributable to noncontrolling interests	19	54	72
Total net income (loss) attributable to noncontrolling interests	708	2,227	(1,364)
Net income (loss) attributable to AIG	20,622	10,058	(8,362)
Net income (loss) attributable to AIG common shareholders	$ 19,810	$ 2,046	$ (9,657)
Basic:
Income (loss) from continuing operations (in dollars per share)	$ 9.65	$ 16.02	$ (90.51)
Income (loss) from discontinued operations (in dollars per share)	$ 1.36	$ (1.04)	$ 19.14
Diluted:
Income (loss) from continuing operations (in dollars per share)	$ 9.65	$ 16.02	$ (90.51)
Income (loss) from discontinued operations (in dollars per share)	$ 1.36	$ (1.04)	$ 19.14
Weighted average shares outstanding:
Basic (in shares)	1,799,385,757	136,585,844	135,324,896
Diluted (in shares)	1,799,458,497	136,649,280	135,324,896

Consolidated Statement of Comprehensive Income (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net income (loss)	$ 21,330	$ 12,285	$ (9,726)
Other comprehensive income (loss), net of tax
Change in unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments were taken	(74)	1,229	1,324
Change in unrealized appreciation (depreciation) of all other investments	(1,485)	2,293	18,621
Change in foreign currency translation adjustments	(992)	(928)	1,437
Change in net derivative gains (losses) arising from cash flow hedging activities	17	94	63
Change in retirement plan liabilities adjustment	(70)	275	354
Other comprehensive income (loss)	(2,604)	2,963	21,799
Comprehensive income	18,726	15,248	12,073
Comprehensive income attributable to noncontrolling nonvoting, callable, junior and senior preferred interests	634	1,818	140
Comprehensive income (loss) attributable to other noncontrolling interests	(47)	590	(1,116)
Total comprehensive income (loss) attributable to noncontrolling interests	587	2,408	(976)
Comprehensive income attributable to AIG	$ 18,139	$ 12,840	$ 13,049

Consolidated Statement of Equity (USD $) In Millions, unless otherwise specified		Total	Total AIG Shareholders' Equity	Preferred Stock	Common Stock	Treasury Stock	Additional Paid-in Capital	Retained Earnings (Accumulated Deficit)	Accumulated Other Comprehensive Income (Loss)	Non-redeemable non-controlling Interests
Balance at Dec. 31, 2008		$ 60,805	$ 52,710	$ 40,000	$ 368	$ (8,450)	$ 39,488	$ (12,368)	$ (6,328)	$ 8,095
Increase (Decrease) in Stockholders' Equity
Series C issuance				23,000			(23,000)
Series D exchange for Series E				1,605			(1,605)
Series F drawdowns		5,344	5,344	5,344
Series F commitment fee		(165)	(165)	(165)
Common stock issued under stock plans					1	176	(177)
Retirement of treasury stock					(15)	7,400	(7,385)
Cumulative effect of change in accounting principle, net of tax (New accounting standard for other-than-temporary impairments and New Accounting standard for deferred acquisition costs.)	[1]	(9,392)	(9,392)					585	(9,977)
Net income (loss) attributable to AIG or other noncontrolling interests	[2]	(10,146)	(8,362)					(8,362)		(1,784)
Net income attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by the Federal Reserve Bank of New York		140								140
Other comprehensive (loss) income		21,799	21,411						21,411	388
Deferred income taxes		(818)	(818)				(818)
Net decrease due to deconsolidation		(3,502)	(97)				(97)			(3,405)
Contributions from noncontrolling interests		677								677
Distributions to noncontrolling interests		(368)								(368)
Issuance of noncontrolling nonvoting, callable, junior and senior preferred interests to the Federal Reserve Bank of New York		24,400								24,400
Other		61	(48)				(48)			109
Balance at Dec. 31, 2009		88,835	60,583	69,784	354	(874)	6,358	(20,145)	5,106	28,252
Increase (Decrease) in Stockholders' Equity
Series F drawdowns		2,199	2,199	2,199
Common stock issued under stock plans		(18)	(18)		2		(20)
Equity unit exchange		3,657	3,657		12		3,645
Cumulative effect of change in accounting principle, net of tax (New accounting standard for variable interest entities)		(106)	(106)					239	(345)
Net income (loss) attributable to AIG or other noncontrolling interests	[2]	10,394	10,058					10,058		336
Net income attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by the Federal Reserve Bank of New York		1,818								1,818
Other comprehensive (loss) income	[3]	2,958	2,782						2,782	176
Deferred income taxes		(332)	(332)				(332)
Net decrease due to deconsolidation		(2,740)								(2,740)
Contributions from noncontrolling interests		253								253
Distributions to noncontrolling interests		(175)								(175)
Other		33	33			1	32
Balance at Dec. 31, 2010		106,776	78,856	71,983	368	(873)	9,683	(9,848)	7,543	27,920
Increase (Decrease) in Stockholders' Equity
Series F drawdowns		20,292	20,292	20,292
Repurchase of SPV preferred interests in connection with Recapitalization	[4]	(26,432)								(26,432)
Exchange of consideration for preferred stock in connection with Recapitalization	[4]	(20,677)	(20,677)	(92,275)	4,138		67,460
Common stock issued		2,886	2,886		250		2,636
Purchase of common stock		(70)	(70)			(70)
Settlement of equity unit stock purchase contracts		2,169	2,169		9		2,160
Net income (loss) attributable to AIG or other noncontrolling interests		20,704	20,622					20,622		82
Net income attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by the Federal Reserve Bank of New York		74								74
Other comprehensive (loss) income	[3]	(2,602)	(2,483)						(2,483)	(119)
Deferred income taxes		2	2				2
Acquisition of noncontrolling interest		(560)	(71)				(164)		93	(489)
Net decrease due to deconsolidation		(123)								(123)
Contributions from noncontrolling interests		120								120
Distributions to noncontrolling interests		(128)								(128)
Other		(38)	12		1	1	10			(50)
Balance at Dec. 31, 2011		$ 102,393	$ 101,538	$ 0	$ 4,766	$ (942)	$ 81,787	$ 10,774	$ 5,153	$ 855

[1]	Includes the cumulative effect on the adoption of the accounting standard on April 1, 2009 for other-than-temporary impairments which increased AIG shareholders' equity by $2.5 billion, of which $12.0 billion increased retained earnings and $9.5 billion reduced accumulated other comprehensive income. Also includes the cumulative effect of the retrospective adoption of the accounting standard on January 1, 2012 for acquisition costs, which reduced retained earnings by $11.4 billion and reduced accumulated other comprehensive income by $0.4 billion. See Note 2 to the Consolidated Financial Statements.
[2]	Excludes gains of $560 million, $73 million and $280 million in 2011, 2010 and 2009, respectively, attributable to redeemable noncontrolling interests and net income attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by the Federal Reserve Bank of New York of $74 million, $1.8 billion and $140 million in 2011, 2010 and 2009, respectively.
[3]	Excludes $2 million and $5 million attributable to redeemable noncontrolling interests for the year ended December 31, 2011 and 2010, respectively.
[4]	See Notes 1 and 17 to Consolidated Financial Statements.

Consolidated Statement of Equity (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended			1 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Apr. 30, 2009 Retained Earnings (Accumulated Deficit) New accounting standard for other-than-temporary impairments	Dec. 31, 2009 Retained Earnings (Accumulated Deficit) New accounting standard for acquisition costs
Cumulative effect of change in accounting principle, net of tax				$ 12,000	$ (11,400)
Net gains attributable to redeemable noncontrolling interests	560	73	280
Net income attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by the Federal Reserve Bank of New York	74	1,800	140
Other comprehensive income attributable to redeemable noncontrolling interests	$ 2	$ 5

Consolidated Statement of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net income (loss)	$ 21,330	$ 12,285	$ (9,726)
(Income) loss from discontinued operations	(2,467)	645	(2,661)
Noncash revenues, expenses, gains and losses included in income (loss):
Net gains on sales of securities available for sale and other assets	(1,766)	(2,842)	(1,305)
Net (gains) losses on sales of divested businesses	74	(19,566)	1,271
Net losses on extinguishment of debt	2,908	104
Unrealized gains in earnings - net	(687)	(1,372)	(4,249)
Equity in (income) loss from equity method investments, net of dividends or distributions	(637)	(1,268)	1,633
Depreciation and other amortization	7,372	8,012	9,212
Provision for mortgage and other loans receivable	4	429	1,011
Impairments of assets	3,482	5,372	9,260
Amortization of costs and accrued interest and fees related to FRBNY Credit Facility	48	4,223	10,175
Changes in operating assets and liabilities:
General and life insurance reserves	(202)	8,705	5,991
Premiums and other receivables and payables - net	1,828	595	2,282
Reinsurance assets and funds held under reinsurance treaties	(1,103)	(3,510)	(246)
Capitalization of deferred policy acquisition costs	(5,429)	(5,933)	(5,942)
Other policyholder funds	(407)	572	689
Current and deferred income taxes - net	(20,480)	5,733	(2,962)
Trading securities	281	354	993
Payment of FRBNY Credit Facility accrued compounded interest and fees	(6,363)
Other, net	(1,121)	(2,835)	(3,143)
Total adjustments	(22,198)	(3,227)	24,670
Net cash provided by (used in) operating activities - continuing operations	(3,335)	9,703	12,283
Net cash provided by operating activities - discontinued operations	3,370	7,207	6,301
Net cash provided by operating activities	35	16,910	18,584
Proceeds from (payments for)
Sales of available for sale investments	44,026	56,213	39,969
Maturities of fixed maturity securities available for sale and hybrid investments	20,131	14,657	15,778
Sales of trading securities	9,733	6,313	12,493
Sales or distributions of other invested assets (including flight equipment)	7,936	10,495	10,745
Sales of divested businesses, net	587	21,760	5,278
Principal payments received on and sales of mortgage and other loans receivable	3,207	5,410	9,195
Purchases of available for sale investments	(90,630)	(79,263)	(58,859)
Purchases of trading securities	(1,250)	(3,003)	(4,854)
Purchases of other invested assets (including flight equipment)	(6,675)	(7,850)	(10,270)
Mortgage and other loans receivable issued and purchased	(2,600)	(2,995)	(6,283)
Net change in restricted cash	27,244	(27,115)	(250)
Net change in short-term investments	19,988	(5,233)	(9,021)
Net change in derivative assets and liabilities other than AIGFP	587	267	(127)
Other, net	(430)	(599)	2,612
Net cash provided by (used in) investing activities - continuing operations	31,854	(10,943)	6,406
Net cash provided by (used in) investing activities - discontinued operations	4,478	718	(628)
Net cash provided by (used in) investing activities	36,332	(10,225)	5,778
Proceeds from (payments for)
Policyholder contract deposits	17,903	19,570	21,546
Policyholder contract withdrawals	(13,570)	(14,897)	(26,258)
Net change in short-term debt	(227)	(5,630)	(11,072)
Federal Reserve Bank of New York credit facility borrowings		19,900	32,526
Federal Reserve Bank of New York credit facility repayments	(14,622)	(23,178)	(26,426)
Issuance of other long-term debt	7,762	13,046	3,452
Repayments of other long-term debt	(17,810)	(15,976)	(19,451)
Proceeds from drawdown on the Department of the Treasury Commitment	20,292	2,199	5,344
Repayment of Department of the Treasury SPV Preferred Interests	(12,425)
Repayment of Federal Reserve Bank of New York SPV Preferred Interests	(26,432)
Issuance of Common Stock	5,055
Purchase of Common Stock	(70)
Acquisition of noncontrolling interest	(688)
Other, net	(152)	(579)	(671)
Net cash used in financing activities - continuing operations	(34,984)	(5,545)	(21,010)
Net cash used in financing activities - discontinued operations	(1,942)	(3,716)	(7,987)
Net cash used in financing activities	(36,926)	(9,261)	(28,997)
Effect of exchange rate changes on cash	29	39	533
Net decrease in cash	(530)	(2,537)	(4,102)
Cash at beginning of period	1,558	4,400	8,642
Change in cash of businesses held for sale	446	(305)	(140)
Cash at end of period	$ 1,474	$ 1,558	$ 4,400

BASIS OF PRESENTATION AND SIGNIFICANT EVENTS	12 Months Ended
Dec. 31, 2011
BASIS OF PRESENTATION AND SIGNIFICANT EVENTS
BASIS OF PRESENTATION AND SIGNIFICANT EVENTS

1. BASIS OF PRESENTATION AND SIGNIFICANT EVENTS

    American International Group, Inc. (AIG) is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States.

    Since September 2008, AIG has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan, and position itself for the future. AIG has entered into several important transactions and relationships with the Federal Reserve Bank of New York (FRBNY), the AIG Credit Facility Trust (together with its trustees, acting in their capacity as trustees, the Trust) and the United States Department of the Treasury (the Department of the Treasury) during this period. As a result of the series of integrated transactions to recapitalize AIG, on January 14, 2011, the Department of the Treasury became the holder of 92 percent of AIG's outstanding common stock, par value $2.50 per share (AIG Common Stock). In May 2011, AIG completed a registered public offering of AIG Common Stock (the May Common Stock Offering), which resulted in a reduction of the Department of the Treasury's ownership to approximately 77 percent. See Significant Events below for further information.

    The consolidated financial statements include the accounts of AIG, its controlled subsidiaries (through a greater than 50 percent ownership of voting rights of a voting interest entity), and variable interest entities (VIEs) in which AIG is the primary beneficiary. Entities that AIG does not consolidate, but in which it holds 20 percent to 50 percent of the voting rights or otherwise has the ability to exercise significant influence, are accounted for under the equity method unless AIG has elected the fair value option. On October 29, 2010, AIG completed an initial public offering (IPO) of 8.08 billion ordinary shares of AIA Group Limited (AIA), upon the completion of which AIG owned approximately 33 percent of AIA's outstanding shares. AIG accounts for its investment in AIA under the fair value option with gains and losses recorded in Net investment income.

    Certain of AIG's foreign subsidiaries included in the consolidated financial statements report on different fiscal period bases, in most cases ending November 30. The effect on AIG's consolidated financial condition and results of operations of all material events occurring at these subsidiaries between the fiscal year end and December 31 for all periods presented has been recorded.

    The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). All material intercompany accounts and transactions have been eliminated.

USE OF ESTIMATES

    The preparation of financial statements requires the application of accounting policies that often involve a significant degree of judgment. AIG considers the accounting policies that are most dependent on the application of estimates and assumptions to be those relating to items considered by management in the determination of:

  •
  estimates with respect to income taxes, including the recoverability of the deferred tax assets and the predictability of future tax planning strategies and operating profitability of the character necessary for their realization;

  •
  recoverability of assets, including deferred policy acquisition costs (DAC), flight equipment, and reinsurance;

  •
  insurance liabilities, including general insurance unpaid claims and claims adjustment expenses and future policy benefits for life and accident and health contracts;

  •
  estimated gross profits for investment-oriented products;

  •
  impairment charges, including other-than-temporary impairments on financial instruments and goodwill impairments;

  •
  liabilities for legal contingencies; and

  •
  fair value measurements of certain financial assets and liabilities, including credit default swaps (CDS) and AIG's economic interest in Maiden Lane II LLC (ML II) and equity interest in Maiden Lane III LLC (ML III) (together, the Maiden Lane Interests).

    These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, AIG's consolidated financial condition, results of operations and cash flows could be materially affected.

RECLASSIFICATIONS, REVISIONS AND SEGMENT CHANGES

    Prior period amounts were reclassified to conform to the current period presentation for the following items.

    Due to changes in the relative composition of AIG's remaining continuing operations as a result of the substantial completion of AIG's asset disposition plan, AIG began presenting separately the following line items on its Consolidated Statement of Operations beginning in 2011:

Current line item:	Previously included in line item:

Policy fees(a)	Premiums and other considerations
Aircraft leasing revenues and Aircraft leasing expenses, respectively	Other income and Other expenses, respectively
Interest credited to policyholder account balances(b)	Policyholder benefits and claims incurred
Amortization of deferred acquisition costs	Policy acquisition and other insurance expenses

(a)
Represents fees recognized from universal life and investment-type products, consisting of policy charges for the cost of insurance, policy administration charges, amortization of unearned revenue reserves and surrender charges.

(b)
Represents interest on account-value-based policyholder deposits, consisting of amounts credited on non-equity-indexed account values, accretion to the host contract for equity indexed products, and net amortization of sales inducements.

    On January 1, 2012, AIG retrospectively adopted an accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. See Note 2(v) herein for discussion of revisions to the consolidated financial statements.

    In order to align financial reporting with the manner in which AIG's chief operating decision makers review the businesses to allocate resources and assess performance, changes were made during 2011 and 2012 to AIG's segment information. See Note 3 herein for additional information on AIG's segment changes.

    Additionally, certain other reclassifications have been made to prior period amounts in the Consolidated Statement of Operations, Consolidated Statement of Cash Flows and Consolidated Balance Sheet to conform to the current period presentation. See Note 4 herein for reclassifications to prior period amounts attributable to discontinued operations.

    On January 1, 2012, AIG adopted an accounting standard that requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components, followed consecutively by a second statement that presents total other comprehensive income and its components. The adoption of this standard resulted in the inclusion of statements of comprehensive income in Note 24 herein.

SIGNIFICANT EVENTS

    During 2011, AIG completed the Recapitalization (described below), executed transactions in the debt and equity capital markets and substantially completed its asset disposition plan.

Recapitalization

    On January 14, 2011 (the Closing), AIG completed a series of integrated transactions to recapitalize AIG (the Recapitalization) with the Department of the Treasury, the FRBNY and the Trust, including the repayment of all amounts owed under the Credit Agreement, dated as of September 22, 2008 (as amended, the FRBNY Credit Facility). At the Closing, AIG recognized a net loss on extinguishment of debt, primarily representing $3.3 billion in accelerated amortization of the remaining prepaid commitment fee asset resulting from the termination of the FRBNY Credit Facility.

Repayment and Termination of the FRBNY Credit Facility

    At the Closing, AIG repaid to the FRBNY approximately $21 billion in cash, representing complete repayment of all amounts owed under the FRBNY Credit Facility, and the FRBNY Credit Facility was terminated. The funds for the repayment came from the net cash proceeds from AIG's sale of 67 percent of the ordinary shares of AIA in its initial public offering and from AIG's sale of American Life Insurance Company (ALICO) in 2010. These funds were loaned to AIG in the form of secured limited recourse debt from the special purpose vehicles that held the proceeds of the AIA IPO and the ALICO sale (the AIA SPV and the ALICO SPV, respectively, and collectively, the SPVs). The loan from the ALICO SPV was repaid in full during 2011. The loan from the AIA SPV is secured by pledges and any proceeds received from the sale by AIG and certain of its subsidiaries of, among other collateral, all or part of their equity interest in International Lease Finance Corporation (ILFC or the Designated Entity). Proceeds from the sales of the remaining ordinary shares of AIA held by the AIA SPV will be used to pay down the liquidation preference of the Department of the Treasury's preferred interests in the AIA SPV (the AIA SPV Preferred Interests) (described below). Until their respective sales on February 1, 2011 and August 18, 2011 as further discussed in Sales of Divested Businesses below, AIG's Japan-based life insurance subsidiaries, AIG Star Life Insurance Company Ltd. (AIG Star) and AIG Edison Life Insurance Company (AIG Edison), and Nan Shan Life Insurance Company, Ltd. (Nan Shan), were also Designated Entities.

Repurchase and Exchange of SPV Preferred Interests

    At the Closing, AIG drew down approximately $20.3 billion (the Series F Closing Drawdown Amount) under the Department of the Treasury's commitment (the Department of the Treasury Commitment (Series F)) pursuant to the Securities Purchase Agreement, dated as of April 17, 2009 (the Series F SPA), between AIG and the Department of the Treasury relating to AIG's Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the Series F Preferred Stock). The Series F Closing Drawdown Amount was the full amount remaining under the Department of the Treasury Commitment (Series F), less $2 billion that AIG designated to be available after the closing for general corporate purposes under a commitment relating to AIG's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share (the Series G Preferred Stock), described below (the Series G Drawdown Right). The right of AIG to draw on the Department of the Treasury Commitment (Series F) (other than the Series G Drawdown Right) was terminated.

    AIG used the Series F Closing Drawdown Amount to repurchase all of the FRBNY's AIA SPV Preferred Interests and the preferred interests in the ALICO SPV (together with the AIA SPV Preferred Interests, the SPV Preferred Interests). AIG transferred the SPV Preferred Interests to the Department of the Treasury as part of the consideration for the exchange of the Series F Preferred Stock (described below).

    The Department of the Treasury, so long as it holds AIA SPV Preferred Interests, has the right, subject to existing contractual restrictions, to require AIG to dispose of the remaining AIA ordinary shares held by the AIA SPV to the extent necessary to fully repay the liquidation preference on the Department of the Treasury's AIA SPV Preferred Interests. In addition, the consent of the Department of the Treasury, so long as it holds SPV Preferred Interests, will be required for AIG to take specified significant actions with respect to the Designated Entity, ILFC, including an IPO, sales, significant acquisitions or dispositions and incurrence of specified levels of indebtedness. If any SPV Preferred Interests are outstanding on May 1, 2013, the Department of the Treasury will have the right to compel the sale of all or a portion of ILFC on terms that it will determine.

    As a result of these transactions, the AIA SPV Preferred Interests are no longer considered permanent equity on AIG's Consolidated Balance Sheet, and are classified as Redeemable noncontrolling nonvoting, callable, junior preferred interests held by the Department of the Treasury.

Issuance and Cancellation of AIG's Series G Preferred Stock

    At the Closing, AIG and the Department of the Treasury amended and restated the Series F SPA to provide for the issuance of 20,000 shares of Series G Preferred Stock by AIG to the Department of the Treasury. The Series G Preferred Stock was issued with a liquidation preference of zero. Because the net proceeds to AIG from the completion of the registered public offering of AIG Common Stock in the May Common Stock Offering of $2.9 billion exceeded the $2.0 billion Series G Drawdown Right, the Series G Drawdown Right was terminated and the Series G Preferred Stock was cancelled immediately thereafter.

Exchange of AIG's Series C, E and F Preferred Stock for AIG Common Stock and Series G Preferred Stock

    At the Closing:

  •
  the shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share (the Series C Preferred Stock), held by the Trust, were exchanged for 562,868,096 shares of newly issued AIG Common Stock, which were subsequently transferred by the Trust to the Department of the Treasury;

  •
  the shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the Series E Preferred Stock), held by the Department of the Treasury, were exchanged for 924,546,133 newly issued shares of AIG Common Stock; and

  •
  the shares of the Series F Preferred Stock held by the Department of the Treasury, were exchanged for (a) the SPV Preferred Interests, (b) 20,000 shares of the Series G Preferred Stock (subsequently cancelled) and (c) 167,623,733 shares of newly issued AIG Common Stock.

    The issuance of AIG Common Stock to the Department of the Treasury described above significantly affected the determination of Net income (loss) attributable to AIG common shareholders and the weighted average shares outstanding, both of which are used to compute earnings per share. See Note 17 herein for further discussion.

    AIG entered into a registration rights agreement (the Registration Rights Agreement) with the Department of the Treasury that granted the Department of the Treasury registration rights with respect to the shares of AIG Common Stock issued at the Closing. The May Common Stock Offering was conducted in accordance with the right of AIG under the Registration Rights Agreement to complete a registered primary offering of AIG Common Stock. Current rights of the Department of the Treasury under the Registration Rights Agreement include:

  •
  the right to participate in any future registered offering of AIG Common Stock by AIG;

  •
  the right to demand that AIG effect a registered market offering of its shares no more than twice in any 12-month period;

  •
  the right to engage in at-the-market offerings; and

  •
  subject to certain exceptions, the right to approve the terms, conditions and pricing of any registered offering in which it participates until its ownership falls below 33 percent of AIG's voting securities.

    AIG has the right to raise the greater of $2 billion and the amount of the projected liquidity shortfall if the AIG Board of Directors determines, after consultation with the Department of the Treasury, that due to events affecting AIG's insurance subsidiaries, AIG Parent's reasonably projected aggregate liquidity (cash and cash equivalents and commitments of credit) will fall below $8 billion within 12 months of the date of such determination.

    Until the Department of the Treasury's ownership of AIG's voting securities falls below 33 percent, the Department of the Treasury will, subject to certain exceptions, have complete control over the terms, conditions and pricing of any offering in which it participates, including any primary offering by AIG. As a result, if AIG seeks to conduct an offering of its equity securities the Department of the Treasury may decide to participate in the offering, and to prevent AIG from selling any equity securities.

Issuance of Warrants to Purchase AIG Common Stock

    On January 19, 2011, as part of the Recapitalization, AIG issued to the holders of record of AIG Common Stock as of January 13, 2011, by means of a dividend, ten-year warrants to purchase a total of 74,997,778 shares of AIG Common Stock at an exercise price of $45.00 per share. AIG retained 67,650 of these warrants for tax withholding purposes. No warrants were issued to the Trust, the Department of the Treasury or the FRBNY.

May 2011 Common Stock Offering and Sale

    On May 27, 2011, AIG and the Department of the Treasury, as the selling shareholder, completed a registered public offering of AIG Common Stock. AIG issued and sold 100 million shares of AIG Common Stock for aggregate net proceeds of approximately $2.9 billion and the Department of the Treasury sold 200 million shares of AIG Common Stock. AIG did not receive any of the proceeds from the sale of the shares of AIG Common Stock by the Department of the Treasury. Of the net proceeds AIG received from this offering, $550 million has been used to fund the Consolidated 2004 Securities Litigation settlement (see Note 16 herein). As required by the Registration Rights Agreement, AIG paid the underwriting discount as well as certain expenses with respect to the shares sold by the Department of the Treasury. The balance of the net proceeds was used for general corporate purposes. As a result of the sale of AIG Common Stock in this offering, the Series G Drawdown Right was terminated, the Series G Preferred Stock was cancelled and the ownership by the Department of the Treasury was reduced from approximately 92 percent to approximately 77 percent of the AIG Common Stock outstanding after the completion of the offering.

September 2011 Debt Offering

    On September 13, 2011, AIG issued $1.2 billion of 4.250% Notes Due 2014 and $800 million of 4.875% Notes Due 2016. The proceeds are being used to pay maturing notes issued by AIG to fund the Matched Investment Program (MIP).

October 2011 Syndicated Credit and Contingent Liquidity Facilities

    On October 12, 2011, the previously outstanding AIG 364-Day Syndicated Facility, AIG 3-Year Syndicated Facility and Chartis letter of credit facility were terminated and AIG entered into a $1.5 billion 364-Day Syndicated Facility and a $3.0 billion 4-Year Syndicated Facility. The new 4-Year Syndicated Facility provides for $3.0 billion of revolving loans, which includes a $1.5 billion letter of credit sublimit. The $1.3 billion of previously issued letters of credit under the Chartis letter of credit facility were rolled into the letter of credit sublimit within the 4-Year Syndicated Facility, so that a total of $1.7 billion remains available under this facility, of which $0.2 billion is available for letters of credit. AIG expects that it may draw down on these facilities from time to time, and may use the proceeds for general corporate purposes.

    In December 2010, AIG established a $500 million contingent liquidity facility. Under this facility, AIG has the right, prior to December 15, 2015, to issue up to $500 million in senior debt to the counterparty, based on a put option agreement between AIG and the counterparty. The senior debt, if issued, will mature on December 15, 2015.

    In October 2011, AIG entered into an additional contingent liquidity facility. Under this facility, AIG has the right, for a period of one year, to enter into put option agreements, with an aggregate notional amount of up to $500 million, with an unaffiliated international financial institution pursuant to which AIG has the right, for a period of five years from the date any such put option agreement is entered into, to issue up to $500 million in senior debt to the financial institution, at AIG's discretion.

November 2011 Exchange Offer

    In November 2011, AIG exchanged specified series of its outstanding Junior Subordinated Debentures for newly issued senior notes pursuant to an exchange offer. The exchange resulted in a gain on extinguishment of debt of approximately $484 million, which is reflected in Net loss on extinguishment of debt in the Consolidated Statement of Operations and a deferred gain of $65 million, included in Other long-term debt in the Consolidated Balance Sheet, which will be amortized as a reduction to future interest expense. See Note 15 herein for additional information on this transaction.

Sales of Businesses

    On January 12, 2011, AIG entered into an agreement to sell its 97.57 percent interest in Nan Shan to a Taiwan-based consortium. The transaction closed on August 18, 2011 for net proceeds of $2.15 billion in cash. The net proceeds from the transaction were used to pay down a portion of the liquidation preference of the Department of the Treasury's AIA SPV Preferred Interests.

    On February 1, 2011, AIG completed the sale of AIG Star and AIG Edison to Prudential Financial, Inc., for $4.8 billion, consisting of $4.2 billion in cash and $0.6 billion in the assumption of third-party debt. Of the $4.2 billion in cash, AIG retained $2 billion to support the capital of Chartis, Inc. (Chartis) and its subsidiaries pursuant to an agreement with the Department of the Treasury, and caused the remaining amount to be applied to pay down a portion of liquidation preference of the Department of the Treasury's AIA SPV Preferred Interests. AIG recognized a pre-tax gain of $3.5 billion on the date of the sale which is reflected in Income (loss) from discontinued operations in the Consolidated Statement of Operations.

    See Note 4 herein for additional information on these transactions and Note 16 for discussion of indemnification provisions.

Sale of MetLife Securities

    On March 1, 2011, AIG entered into a Coordination Agreement among the ALICO SPV, AIG and MetLife, Inc. (MetLife) regarding a series of integrated transactions (the MetLife Disposition) whereby MetLife agreed to allow AIG to offer for sale earlier than contemplated under the original terms of the ALICO sale (the ALICO Sale) the MetLife securities that AIG received when it sold ALICO to MetLife. The MetLife Disposition included (i) the sale of MetLife common stock, par value $0.01 per share, and the sale of common equity units of MetLife pursuant to two separate underwritten public offerings and (ii) the sale by the ALICO SPV of MetLife preferred stock to MetLife.

    In connection with the MetLife Disposition, on March 1, 2011, AIG and the ALICO SPV entered into a letter agreement with the Department of the Treasury pursuant to which AIG and the ALICO SPV received the consent of the Department of the Treasury to the MetLife Disposition. AIG completed the MetLife Disposition on March 8, 2011 for a total of $9.6 billion and used $6.6 billion of the proceeds to pay down all of the liquidation preference of the Department of the Treasury's ALICO SPV Preferred Interests and a portion of the liquidation preference of the Department of the Treasury's AIA SPV Preferred Interests. In the first quarter of 2011, AIG recognized a loss of $348 million, representing the decline in the value of the MetLife securities from December 31, 2010 through their disposition on March 8, 2011, due to market conditions prior to the MetLife Disposition. Of this amount, $191 million is reflected in Net realized capital gains (losses) and $157 million is reflected in Net investment income in the Consolidated Statement of Operations. The remaining proceeds were placed in escrow to secure indemnities provided to MetLife under the original terms of the ALICO stock purchase agreement as described in Note 16 herein.

LIQUIDITY ASSESSMENT

    In assessing AIG's current financial flexibility and developing operating plans for the future, management has made significant judgments and estimates with respect to the potential financial and liquidity effects of AIG's risks and uncertainties, including but not limited to:

  •
  the potential effect of changes in bond, equity and foreign exchange markets on contingent liquidity requirements;

  •
  the potential effect on AIG if the capital levels of its regulated and unregulated subsidiaries prove inadequate to support current business plans;

  •
  AIG's continued ability to generate cash flow from operations;

  •
  the potential adverse effects on AIG's businesses that could result if there are further downgrades by rating agencies; and

  •
  the potential for regulatory limitations on AIG's business in one or more countries.

    AIG believes that it has sufficient liquidity to satisfy future liquidity requirements and meet its obligations, including requirements arising out of reasonably foreseeable contingencies and events.

SUPPLEMENTARY DISCLOSURE OF CONSOLIDATED CASH FLOW INFORMATION

Years Ended December 31, (in millions)	2011	2010	2009

Cash paid during the period for:
Interest*	$(8,985)	$(5,166)	$(5,777)
Taxes	$(716)	$(1,002)	$(226)
Non-cash financing/investing activities:
Noncontrolling nonvoting callable, junior and senior preferred interests held by Federal Reserve Bank of New York	$-	$-	$25,000
Interest credited to policyholder contract deposits included in financing activities	$4,750	$9,294	$12,615
Long-term debt reduction due to deconsolidations	$-	$-	$775
Exchange of equity units and extinguishment of junior subordinated debentures	$-	$3,657	$-
Exchange of junior subordinated debentures for senior notes	$(2,392)	$-	$-
Senior notes exchanged for junior subordinated debentures	$1,843	$-	$-
Non-cash consideration received from sale of ALICO	$-	$9,041	$-
Debt assumed on consolidation of variable interest entities	$-	$2,591	$-
Debt assumed on acquisition	$299	$164	$-

*
2011 includes payment of FRBNY credit facility accrued compounded interest of $4.7 billion, before the facility was terminated on January 14, 2011 in connection with the Recapitalization.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    (a) Revenue recognition and expenses:

    Premiums:    Premiums for short duration contracts are recorded as written on the inception date of the policy. Premiums are earned primarily on a pro rata basis over the term of the related coverage. The reserve for unearned premiums includes the portion of premiums written relating to the unexpired terms of coverage. Reinsurance premiums under a reinsurance contract are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earning pattern of a reinsurance contract may extend up to 24 months, reflecting the inception dates of the underlying policies.

    Reinsurance premiums ceded are expensed over the period the reinsurance coverage is provided in proportion to the risks to which they relate.

    Premiums for long duration insurance products and life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued.

    Policy fees:    Policy fees represent fees recognized from universal life and investment-type products consisting of policy charges for the cost of insurance, policy administration charges, amortization of unearned revenue reserves and surrender charges.

    Net investment income:    Net investment income represents income primarily from the following sources in AIG's insurance operations and AIG Parent:

  •
  Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

  •
  Dividend income from common and preferred stock and distributions from other investments.

  •
  Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

  •
  Earnings from private equity funds and hedge fund investments accounted for under the equity method.

  •
  The difference between the carrying amount of a life settlement contract and the life insurance proceeds of the underlying life insurance policy recorded in income upon the death of the insured.

  •
  Changes in the fair values of AIG's interests in ML II, ML III, AIA and MetLife securities prior to sale.

    Net realized capital gains (losses):    Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

  •
  Sales of fixed maturity securities and equity securities (except trading securities accounted for at fair value), real estate, investments in private equity funds and hedge funds and other types of investments.

  •
  Reductions to the cost basis of fixed maturity securities and equity securities (except trading securities accounted for at fair value) and other invested assets for other-than-temporary impairments.

  •
  Changes in fair value of derivatives except for (1) those instruments at AIG Financial Products Corp. and AIG Trading Group Inc. and their respective subsidiaries (collectively, AIGFP), (2) those instruments that qualify for hedge accounting treatment when the change in the fair value of the hedged item is not reported in Net realized capital gains (losses), and (3) those instruments that are designated as economic hedges of financial instruments for which the fair value option has been elected.

  •
  Exchange gains and losses resulting from foreign currency transactions.

    Aircraft leasing revenue:    Income from flight equipment under operating leases is recognized over the life of the lease as rentals become receivable under the provisions of the lease or, in the case of leases with varying payments, under the straight-line method over the noncancelable term of the lease. In certain cases, leases provide for additional payments contingent on usage. In those cases, rental income is recognized at the time such usage occurs, net of estimated future contractual aircraft maintenance reimbursements. Gains on sales of flight equipment are recognized in Other income when flight equipment is sold and the risk of ownership of the equipment is passed to the new owner.

    Other income:    Other income includes unrealized gains and losses on derivatives, including unrealized market valuation gains and losses associated with AIGFP's super senior credit default swap (CDS) portfolio, as well as income from the Direct Investment book.

    Other income from the operations of the Direct Investment book and AIG's Other Operations category consists of the following:

  •
  Change in fair value relating to financial assets and liabilities for which the fair value option has been elected.

  •
  Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

  •
  Dividend income from common and preferred stock and distributions from other investments.

  •
  Changes in the fair value of trading securities and spot commodities sold but not yet purchased, futures, hybrid financial instruments, securities purchased under agreements to resell, and securities sold under agreements to repurchase for which the fair value option was elected.

  •
  Realized capital gains and losses from the sales of available for sale securities and investments in private equity funds and hedge funds and other investments.

  •
  Income earned on real estate based investments and related losses from property level impairments and financing costs.

  •
  Exchange gains and losses resulting from foreign currency transactions.

  •
  Reductions to the cost basis of securities available for sale for other-than-temporary impairments.

  •
  Earnings from private equity funds and hedge fund investments accounted for under the equity method.

  •
  Gains and losses recognized in earnings on derivatives for the effective portion and their related hedged items.

    Policyholder benefits and claims incurred:    Incurred claims and claims adjustment expenses for short duration insurance contracts consist of the estimated ultimate cost of settling claims incurred within the reporting period, including incurred but not reported claims, plus the changes in estimates of current and prior period losses resulting from the continuous review process, which are charged to income as incurred. Benefits for long duration insurance contracts consist of benefits paid and changes in future policy benefits liabilities. Benefits for universal life and investment-type products primarily consist of interest credited to policy account balances and benefit payments made in excess of policy account balances except for certain contracts for which the fair value option was elected, for which benefits represent the entire change in fair value (including derivative gains and losses on related economic hedges).

    Interest credited to policyholder account balances:    Represents interest on account-value-based policyholder deposits consisting of amounts credited on non-equity-indexed account values, accretion to the host contract for equity indexed products, and net amortization of sales inducements.

    Amortization of deferred policy acquisition costs:    Amortization of deferred policy acquisition costs represents amortization of short-duration and long-duration deferred policy acquisition costs:

  •
  Short-duration policies:    Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned, generally 12 months.

  •
  Long-duration policies:    Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts.

    Aircraft leasing expenses:    Aircraft leasing expenses consist of depreciation expense, impairment charges, fair value adjustments and lease-related charges on aircraft as well as selling, general and administrative expenses and other expenses incurred by ILFC.

    Net (gain) loss on sale of properties and divested businesses:    Includes gains or losses from the sales of businesses that do not qualify as discontinued operations and sales of previously occupied properties.

    (b) Held-for-sale and discontinued operations:    AIG reports a business as held for sale when management has approved or received approval to sell the business and is committed to a formal plan, the business is available for immediate sale, the business is being actively marketed, the sale is anticipated to occur during the ensuing year and certain other specified criteria are met. A business classified as held for sale is recorded at the lower of its carrying amount or estimated fair value less cost to sell. If the carrying amount of the business exceeds its estimated fair value, a loss is recognized. Depreciation is not recorded on assets of a business classified as held for sale. Assets and liabilities related to a business classified as held for sale are segregated in the Consolidated Balance Sheet and major classes are separately disclosed in the notes to the Consolidated Financial Statements commencing in the period in which the business is classified as held for sale.

    AIG reports the results of operations of a business as discontinued operations if the business is classified as held for sale, the operations and cash flows of the business have been or will be eliminated from the ongoing operations of AIG as a result of a disposal transaction and AIG will not have any significant continuing involvement in the operations of the business after the disposal transaction. The results of discontinued operations are reported in Discontinued Operations in the Consolidated Statement of Operations for current and prior periods commencing in the period in which the business meets the criteria of a discontinued operation, and include any gain or loss recognized on closing or adjustment of the carrying amount to fair value less cost to sell.

    (c) Investments:

    Fixed maturity and equity securities:    Bonds held to maturity are carried at amortized cost when AIG has the ability and positive intent to hold these securities until maturity. When AIG does not have the positive intent to hold bonds until maturity, these securities are classified as available for sale or as trading and are carried at fair value. None of AIG's fixed maturity securities met the criteria for held to maturity classification at December 31, 2011 or 2010.

    Fixed maturity and equity securities classified as available for sale or as trading are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of Accumulated other comprehensive income (loss), net of deferred acquisition costs and deferred income taxes, in Total AIG shareholders' equity. Realized and unrealized gains and losses from fixed maturity and equity securities classified as trading are reflected in Net investment income (for insurance subsidiaries) or Other income (for Direct Investment book). Investments in fixed maturities and equity securities are recorded on a trade-date basis.

    Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain residential mortgage-backed securities (RMBS), certain commercial mortgage-backed securities (CMBS) and certain collateralized debt obligations/asset backed securities (CDO/ABS), (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit-quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit-quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For purchased credit impaired (PCI) securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on a level-yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

    Trading securities include the investment portfolio of the Direct Investment book and the Maiden Lane Interests. Trading securities for the Direct Investment book are held to meet short-term investment objectives and to economically hedge other securities.

    For discussion of AIG's other-than-temporary impairment policy, see Note 7 herein.

    Mortgage and other loans receivable – net:    Mortgage and other loans receivable include commercial mortgages, life insurance policy loans, commercial loans, other loans and notes receivable. Commercial mortgages, commercial loans, and other loans and notes receivable are carried at unpaid principal balances less credit allowances and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

    Direct costs of originating commercial mortgages, commercial loans, and other loans and notes receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to income as an adjustment to earnings using the interest method.

    Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. Interest income on such impaired loans is recognized as cash is received. For a discussion of the allowance for credit losses on mortgages and other loans receivable, see Note 8 herein.

    Mortgage and other loans receivable also include life insurance policy loans, which are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

    Flight equipment primarily under operating leases – net:    Flight equipment is stated at cost (adjusted for any impairment charges), net of accumulated depreciation. Major additions, modifications and interest on deposits during the construction phase are capitalized. Normal maintenance and repairs, airframe and engine overhauls and compliance with return conditions of flight equipment on lease are generally provided by and paid for by the lessee. Under the provisions of most leases for certain airframe and engine overhauls, the lessee is reimbursed for certain costs incurred up to but not exceeding contingent rentals paid to ILFC by the lessee. ILFC recognizes overhaul rentals received as revenue, net of estimated overhaul reimbursements. Any lessor maintenance contribution made by ILFC in conjunction with a lease of a used aircraft and in excess of overhaul rentals received from the lessee, is capitalized as lease incentives and amortized into lease revenue over the life of the lease. Maintenance performed by ILFC in the event of a repossession of an aircraft is capitalized to the extent the costs meet the recognition criteria for an asset. Depreciation of aircraft is generally computed on a straight-line basis over a useful life of 25 years to a residual value of approximately 15 percent of the cost of the asset.

    Aircraft in the fleet are evaluated for impairment annually during the third quarter and whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of assets is measured by comparing the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. These evaluations for impairment are significantly affected by estimates of future net cash flows and other factors that involve uncertainty. There are a number of factors and circumstances that can influence (and increase) the potential for recognizing an impairment loss. A firm commitment to sell aircraft may result in aircraft being reclassified from held for use to held for sale for financial reporting purposes and would require an impairment assessment based on the aircraft's fair value. An increase in the likelihood of a sale transaction being completed could result in a similar impairment assessment if the probability of an aircraft sale becomes high enough to reduce the probability weighted expected undiscounted future cash flows to be realized from the aircraft to an amount that is less than its carrying value. In addition, changes in portfolio strategies, changes in demand for a particular aircraft type and changes in economic and market circumstances, including risk factors affecting the airline industry, can affect the impairment assessment.

    When assets are retired or disposed of, the cost and associated accumulated depreciation are removed from the related accounts and the difference, net of proceeds, is recorded as a gain in Other income.

    Other invested assets:    Other invested assets consist primarily of investments by AIG's insurance operations in hedge funds, private equity funds, other investment partnerships and direct private equity investments. AIG's investments in life settlement contracts and its 33 percent interest in AIA are also included in Other invested assets.

    Hedge funds, private equity funds and other investment partnerships in which AIG's insurance operations hold in the aggregate less than a five percent interest are reported at fair value. The change in fair value is recognized as a component of Accumulated other comprehensive income (loss). With respect to hedge funds, private equity funds and other investment partnerships in which AIG holds in the aggregate a five percent or greater interest or less than a five percent interest but in which AIG has more than a minor influence over the operations of the investee, AIG's carrying value is its share of the net asset value of the funds or the partnerships. The changes in such net asset values, accounted for under the equity method, are recorded in Net investment income. Direct private equity investments entered into for strategic purposes and not solely for capital appreciation or for income generation are also accounted for under the equity method.

    In applying the equity method of accounting, AIG consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of AIG's reporting period. The financial statements of these investees are generally audited annually.

    Life settlement contracts are accounted for under the investment method. Under the investment method, AIG recognizes its initial investment in life settlement contracts at the transaction price plus all initial direct external costs. Continuing costs to keep the policy in force, primarily life insurance premiums, increase the carrying value of the investment. AIG recognizes income on individual life settlement contracts when the insured dies, at an amount equal to the excess of the contract proceeds over the carrying amount of the contract at that time. Contracts are reviewed for indications that the expected future proceeds from the contract would not be sufficient to recover AIG's estimated future carrying amount of the contract, which is the current carrying amount for the contract plus anticipated undiscounted future premiums and other capitalizable future costs. Any such contracts identified are written down to their estimated fair value.

    AIG accounts for its investment in AIA under the fair value option with gains and losses recorded in Net investment income. See Note 7 herein for further information.

    Also included in Other invested assets are real estate held for investment and aircraft asset investments held by non-Aircraft Leasing subsidiaries. See Note 7 herein for further information.

    Short-term investments:    Short-term investments consist of interest-bearing cash equivalents, time deposits, securities purchased under agreements to resell, and investments, such as commercial paper, with original maturities within one year from the date of purchase.

    Securities purchased under agreements to resell (reverse repurchase agreements) generally are accounted for as collateralized lending transactions. These agreements are recorded at their contracted resale amounts plus accrued interest, other than those that are accounted for at fair value. Such agreements entered into by AIGFP are carried at fair value based on market observable interest rates. AIG's policy is to take possession of or obtain a security interest in securities purchased under agreements to resell. The value of reverse repurchase agreements that were accounted for as collateralized lending transactions was $7.0 billion at December 31, 2011. The fair value of securities collateral received by AIG was $6.8 billion at December 31, 2011, of which $122 million was repledged by AIG.

    AIG minimizes the risk that counterparties to transactions might be unable to fulfill their contractual obligations by monitoring customer credit exposure and collateral value and generally requiring additional collateral to be deposited with AIG when necessary.

    (d) Cash:    Cash represents cash on hand and non-interest bearing demand deposits.

    (e) Premiums and other receivables – net:    Premiums and other receivables includes premium balances receivable, amounts due from agents and brokers and insureds, trade receivables for Direct Investment book and Global Capital Markets and other receivables. Trade receivables for Global Capital Markets include cash collateral posted to derivative counterparties that are not eligible to be netted against derivative liabilities. The allowance for doubtful accounts on premiums and other receivables was $484 million and $515 million at December 31, 2011 and 2010, respectively.

    (f) Reinsurance assets – net:    In the ordinary course of business, AIG uses both treaty and facultative reinsurance to minimize its net loss exposure to any single catastrophic loss event or to an accumulation of losses from a number of smaller events. AIG determines the portion of the incurred but not reported (IBNR) loss that will be recoverable under its reinsurance contracts by reference to the terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Reinsurance assets include the balances due from reinsurance and insurance companies under the terms of AIG's reinsurance agreements for paid and unpaid losses and loss expenses, ceded unearned premiums and ceded future policy benefits for life and accident and health insurance contracts and benefits paid and unpaid. Amounts related to paid and unpaid losses and benefits and loss expenses with respect to these reinsurance agreements are substantially collateralized. AIG remains liable to the extent that its reinsurers do not meet their obligation under the reinsurance contracts, and as such, AIG regularly evaluates the financial condition of its reinsurers and monitors concentration of credit risk. The allowance for doubtful accounts on reinsurance assets was $365 million and $492 million at December 31, 2011 and 2010, respectively.

    (g) Deferred policy acquisition costs:    Policy acquisition costs represent those costs that are incremental and directly related to the successful acquisition of new or renewal of insurance contracts.

    AIG defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. AIG partially defers costs, including certain commissions, when it does not believe the entire cost is directly related to the acquisition or renewal of insurance contracts.

    AIG also defers that portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities, including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates. Advertising costs related to the issuance of insurance contracts that meet the direct-advertising criteria are deferred and amortized as part of the deferred policy acquisition costs.

    Short-duration insurance contracts:    Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is anticipated in assessing the recoverability of DAC. AIG assesses the recoverability of its DAC on an annual basis or more frequently if circumstances indicate an impairment may have occurred. This assessment is performed by comparing recorded net unearned premiums and anticipated investment income on in-force business to the sum of expected claims, claims adjustment expenses, unamortized DAC and maintenance costs. If the sum of these costs exceeds the amount of recorded net unearned premiums and anticipated investment income, the excess is recognized as an offset against the asset established for DAC. This offset is referred to as a premium deficiency charge. Increases in expected claims and claims adjustment expenses can have a significant impact on the likelihood and amount of a premium deficiency charge.

    Long-duration insurance contracts:    Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses.

    AIG uses a "reversion to the mean" methodology, which allows AIG to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. A DAC unlocking is performed when management determines that key assumptions (e.g. market return, surrender rates, etc.) should be modified. The DAC asset is recalculated using the new assumptions. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. If estimated gross profits change significantly, DAC is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

    The DAC for investment-oriented products is also adjusted for changes in estimated gross profits that result from changes in the net unrealized gains or losses on fixed maturity and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in DAC amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. For long-duration traditional business, if such reinvestment would not be sufficient to recover DAC and meet policyholder obligations an adjustment to DAC and additional future policy benefits for those products is recorded using current best estimates that incorporate a review of assumptions regarding mortality, morbidity, persistency, maintenance expenses and investment returns. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation (depreciation) of investments that is credited or charged directly to Accumulated other comprehensive income (loss).

    Value of Business Acquired (VOBA) is determined at the time of acquisition and is reported in the Consolidated Balance Sheet with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business similar to that for DAC based on the assumptions at purchase. For universal life, and investment-oriented products, VOBA is amortized in relation to the estimated gross profits to date for each period.

    For contracts accounted for at fair value, policy acquisition costs are expensed as incurred and not deferred or amortized.

    See (v) Recent Accounting Standards — Accounting Standards Retrospectively Adopted herein for changes related to deferred acquisition costs due to the adoption of a new accounting standard that addresses the accounting for costs associated with acquiring or renewing insurance contracts.

    (h) Derivative assets and derivative liabilities, at fair value:    Interest rate, currency, equity and commodity swaps, credit contracts (including AIGFP's super senior credit default swap portfolio), swaptions, options and forward transactions are accounted for as derivatives recorded on a trade-date basis, and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. In certain instances, a contract's transaction price is the best indication of initial fair value. Aggregate asset or liability positions are netted on the Consolidated Balance Sheet only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted by AIG with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received by AIG in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

    (i) Other assets:    Other assets consists of, prepaid expenses, including sales inducement assets, deposits, other deferred charges, real estate, other fixed assets, capitalized software costs, goodwill, intangible assets other than goodwill, restricted cash, including net cash proceeds from the AIA initial public offering in 2010 and, at December 31, 2010, net cash proceeds from the ALICO sale held in escrow pending the Closing and a prepaid commitment fee asset related to the FRBNY Credit Agreement. The prepaid commitment fee asset related to the FRBNY Credit Agreement was amortized as interest expense ratably over the five-year term of the agreement, accelerated for actual pay-downs that reduce the total credit available. The remaining unamortized prepaid commitment fee asset of $3.6 billion at December 31, 2010 was derecognized by AIG through earnings upon the closing of the Recapitalization on January 14, 2011.

    AIG offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders (bonus interest) on certain annuity and investment contract products. Sales inducements provided to the contractholder are recognized as part of the liability for policyholders' contract deposits in the Consolidated Balance Sheet. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception, and AIG must demonstrate that such amounts are incremental to amounts AIG credits on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period. The deferred bonus interest and other deferred sales inducement assets totaled $803 million and $915 million at December 31, 2011 and 2010, respectively. The amortization expense associated with these assets is reported within Policyholder benefits and claims incurred and Interest credited to policyholder account balances in the Consolidated Statement of Operations. Such amortization expense totaled $239 million, $146 million and $123 million for the years ended December 31, 2011, 2010 and 2009, respectively.

    All commodities are recorded at the lower of cost or fair value. The exposure to market risk may be reduced through the use of forwards, futures and option contracts. Lower of cost or fair value reductions in commodity positions and unrealized gains and losses in related derivatives are reflected in Other income.

    See Note 12 herein for a discussion of derivatives.

    The cost of buildings and furniture and equipment is depreciated principally on a straight-line basis over their estimated useful lives (maximum of 40 years for buildings and 10 years for furniture and equipment). Expenditures for maintenance and repairs are charged to income as incurred; expenditures for improvements are capitalized and depreciated. AIG periodically assesses the carrying value of its real estate for purposes of determining any asset impairment. Capitalized software costs, which represent costs directly related to obtaining, developing or upgrading internal use software, are capitalized and amortized using the straight-line method over a period generally not exceeding five years. Real estate, fixed assets and other long-lived assets are assessed for impairment when impairment indicators exist. Accumulated depreciation on real estate and other fixed assets was $3.8 billion and $3.6 billion at December 31, 2011 and 2010, respectively.

    (j) Goodwill:    Goodwill is the excess of the cost of an acquired business over the fair value of the identifiable net assets of the acquired business. Goodwill is tested for impairment annually, or more frequently if circumstances indicate an impairment may have occurred. Substantially all of AIG's goodwill is associated with and allocated to its Chartis segment at December 31, 2011.

    The impairment assessment involves a two-step process in which an initial assessment for potential impairment is performed and, if potential impairment is present, the amount of impairment is measured (if any) and recorded. Impairment is tested at the reporting unit level.

    Management initially assesses the potential for impairment by estimating the fair value of each of AIG's reporting units and comparing the estimated fair values with the carrying amounts of those reporting units, including allocated goodwill. The estimate of a reporting unit's fair value may be based on one or a combination of approaches including market-based earnings multiples of the unit's peer companies, discounted expected future cash flows, external appraisals or, in the case of reporting units being considered for sale, third-party indications of fair value, if available. Management considers one or more of these estimates when determining the fair value of a reporting unit to be used in the impairment test.

    If the estimated fair value of a reporting unit exceeds its carrying value, goodwill is not impaired. If the carrying value of a reporting unit exceeds its estimated fair value, goodwill associated with that reporting unit potentially is impaired. The amount of impairment, if any, is measured as the excess of the carrying value of the goodwill over the implied fair value of the goodwill. The implied fair value of the goodwill is measured as the excess of the fair value of the reporting unit over the amounts that would be assigned to the reporting unit's assets and liabilities in a hypothetical business combination. An impairment charge is recognized in earnings to the extent of the excess. Chartis manages its assets on an aggregate basis and does not allocate its assets, other than goodwill, between its operating segments. Therefore, the carrying value of the reporting units was determined by allocating the carrying value of Chartis to those units based upon an internal model.

    During the third quarter of 2011, Chartis finalized its reorganization, operating design and related segment reporting changes. In connection with this reorganization, total goodwill of $1.4 billion was allocated between Commercial Insurance and Consumer Insurance based on their relative fair values as of September 30, 2011. Management tested the allocated goodwill for impairment and determined that the fair values of the Commercial Insurance and Consumer Insurance reporting units exceeded their carrying values at both September 30, 2011 and December 31, 2011 and therefore the goodwill of these reporting units was considered not impaired.

    During 2010, AIG had performed goodwill impairment tests at March 31, June 30 and September 30, in connection with the announced sales of ALICO, AIG Star and AIG Edison and again at December 31, 2010.

    During 2010, AIG determined that the fair value of ALICO was less than its carrying value. Based on the results of the goodwill impairment test, AIG determined that all of the goodwill allocated to ALICO should be impaired and, accordingly, recognized a goodwill impairment charge of $3.3 billion.

    In connection with the announced sale of AIG Star and AIG Edison (the Reporting Unit) in 2010 and management's determination that the Reporting Unit met the held-for-sale criteria, management tested the $1.3 billion of goodwill of the Reporting Unit for impairment. AIG estimated the fair value of the Reporting Unit based on the consideration to be received pursuant to the agreement with Prudential Financial Inc. and determined the fair value to be less than its carrying value. Based on the results of the goodwill impairment test, AIG determined that all of the goodwill allocated to the Reporting Unit should be impaired and, accordingly, recognized a goodwill impairment charge of $1.3 billion in the third quarter of 2010.

    At December 31, 2010, AIG performed its annual goodwill impairment test. Based on the results of the goodwill impairment test, AIG concluded that the remaining goodwill was not impaired.

The following table presents the changes in goodwill by reportable segment:

(in millions)	Chartis	Aircraft Leasing	Other	Total

Balance at December 31, 2009:
Goodwill – gross	$2,480	$-	$7,192	$9,672
Accumulated impairments	(1,196)	-	(2,281)	(3,477)

Net goodwill	1,284	-	4,911	6,195

Increase (decrease) due to:
Acquisition	33	-	-	33
Sales of business units	-	-	(69)	(69)
Other(a)	16	-	(86)	(70)
Goodwill impairment included in discontinued operations	-	-	(4,625)	(4,625)
Dispositions(b)	-	-	(131)	(131)

Balance at December 31, 2010:
Goodwill – gross	$2,529	$-	$2,281	$4,810
Accumulated impairments	(1,196)	-	(2,281)	(3,477)

Net goodwill	$1,333	$-	$-	$1,333

Increase (decrease) due to:
Acquisition	3	15	8	26
Other(a)	14	-	-	14

Balance at December 31, 2011:
Goodwill – gross	$2,546	$15	$2,289	$4,850
Accumulated impairments	(1,196)	-	(2,281)	(3,477)

Net goodwill	$1,350	$15	$8	$1,373

(a)
Includes foreign exchange translation and purchase price adjustments (PPA).

(b)
Reflects the deconsolidation of AIA.

    (k) Separate accounts:    Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. Each account has specific investment objectives, and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of AIG. The liabilities for these accounts are equal to the account assets.

    (l) Liability for unpaid claims and claims adjustment expense:    The liability for unpaid claims and claims adjustment expense represents the accumulation of estimates for unpaid reported losses and includes provisions for IBNR losses. Because the reserves are based on estimates, the ultimate liability may be more or less than such reserves. The methods of determining such estimates and establishing resulting reserves are reviewed and updated periodically. If the estimate of reserves is determined to be inadequate or redundant, the increase or decrease is reflected in income. AIG discounts its loss reserves relating to workers' compensation business written by its U.S. domiciled subsidiaries as permitted by the domiciliary statutory regulatory authorities.

    (m) Future policy benefits for life and accident and health insurance contracts and policyholder contract deposits:    The liabilities for future policy benefits and policyholder contract deposits are established using assumptions described in Note 13 herein. Future policy benefits for life and accident and health insurance contracts include provisions for future dividends to participating policyholders, accrued in accordance with all applicable regulatory or contractual provisions. Also included in Future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis because the settled claims are fixed and determinable. Policyholder contract deposits also include AIG's liability for (a) certain guarantee benefits accounted for as embedded derivatives at fair value, (b) annuities issued in a structured settlement arrangement with no life contingency and (c) certain contracts AIG elected to account for at fair value.

    See Note 6 herein for additional fair value information.

    (n) Other policyholder funds:    Other policyholder funds are reported at cost and include any policyholder funds on deposit that encompass premium deposits and similar items.

    (o) Income taxes:    Deferred tax assets and liabilities are recorded for the effects of temporary differences between the tax basis of an asset or liability and its reported amount in the consolidated financial statements. AIG assesses its ability to realize deferred tax assets considering all available evidence, including the earnings history, the timing, character and amount of future earnings potential, the reversal of taxable temporary differences and prudent and feasible tax planning strategies available to the legal entities when recognizing deferred tax assets. See Note 22 herein for a further discussion of income taxes.

    (p) Other liabilities:    Other liabilities consist of other funds on deposit, other payables, securities sold under agreements to repurchase and securities and spot commodities sold but not yet purchased. AIG has entered into certain insurance and reinsurance contracts, primarily in its Chartis segment, that do not contain sufficient insurance risk to be accounted for as insurance or reinsurance. Accordingly, the premiums received on such contracts, after deduction for certain related expenses, are recorded as deposits within Other liabilities in the Consolidated Balance Sheet. Net proceeds of these deposits are invested and generate Net investment income. As amounts are paid, consistent with the underlying contracts, the deposit liability is reduced. Also included in Other liabilities are trade payables for the Direct Investment book and AIGFP, which include option premiums received and payables to counterparties that relate to unrealized gains and losses on futures, forwards, and options and balances due to clearing brokers and exchanges. Trade payables for Global Capital Markets include cash collateral received from derivative counterparties that is not contractually nettable against derivative assets.

    Securities and spot commodities sold but not yet purchased represent sales of securities and spot commodities not owned at the time of sale. The obligations arising from such transactions are recorded on a trade-date basis and carried at fair value. Fair values of securities sold but not yet purchased are based on current market prices. Fair values of spot commodities sold but not yet purchased are based on current market prices of reference spot futures contracts traded on exchanges.

    Liabilities arising from securities sold under agreements to repurchase securities (repurchase agreements) (other than those entered into by AIGFP) are generally treated as collateralized borrowing transactions and are recorded at their contracted repurchase amounts plus accrued interest. Agreements to repurchase securities entered into by AIGFP are carried at fair value based on market-observable interest rates. As of December 31, 2011, the fair value of repurchase agreements accounted for as collateralized borrowing transactions was $563 million.

    When AIG does not obtain cash proceeds sufficient to fund substantially all of the cost of purchasing identical replacement securities during the term of the contract (generally less than 90 percent of the security value), AIG accounts for the transaction as a sale of the security and reports the obligation to repurchase the security as a derivative contract that is recognized at fair value through earnings. When securities carried in the available for sale category are sold, AIG records a gain or loss in income. When securities accounted for at fair value are considered sold, no additional gain or loss is recognized.

    The fair value of securities transferred under repurchase agreements accounted for as sales was $2.1 billion and $2.7 billion at December 31, 2011 and December 31, 2010, respectively.

    As of December 31, 2011, the fair value of collateral posted by AIG for repurchase agreements totaled $2.8 billion, of which $2.7 billion could be repledged or resold by the counterparties. The market value of securities to be repurchased is monitored, and additional collateral is posted where appropriate.

    Also included in Other liabilities are obligations under gold leases, which are accounted for as a debt host with an embedded gold derivative which are accounted for under the fair value option.

    (q) Other long-term debt:    AIG's funding consists, in part, of medium and long-term debt. Long-term debt is carried at the principal amount borrowed, net of unamortized discounts or premiums. See Note 15 herein for additional information. Long-term debt also includes liabilities connected to trust preferred stock principally related to outstanding securities issued by SunAmerica Financial Group, Inc. (SAFG, Inc.), a wholly owned subsidiary of AIG (formerly AIG Life Holdings, Inc.). Cash distributions on such preferred stock are accounted for as interest expense.

    (r) Contingent liabilities:    Amounts are accrued for the resolution of claims that have either been asserted or are deemed probable of assertion if, in the opinion of management, it is both probable that a liability has been incurred and the amount of the liability can be reasonably estimated. In many cases, it is not possible to determine whether a liability has been incurred or to estimate the ultimate or minimum amount of that liability until years after the contingency arises, in which case, no accrual is made until that time. See Note 16 herein for additional information.

    (s) Foreign currency:    Financial statement accounts expressed in foreign currencies are translated into U.S. dollars. Functional currency assets and liabilities are translated into U.S. dollars generally using rates of exchange prevailing at the balance sheet date of each respective subsidiary and the related translation adjustments are recorded as a separate component of Accumulated other comprehensive income (loss), net of any related taxes, in Total AIG shareholders' equity. Functional currencies are generally the currencies of the local operating environment. Financial statement accounts expressed in currencies other than the functional currency of a consolidated entity are translated into that entity's functional currency. Income statement accounts expressed in functional currencies are translated using average exchange rates during the period. The adjustments resulting from translation of financial statements of foreign entities operating in highly inflationary economies are recorded in income. Exchange gains and losses resulting from foreign currency transactions are recorded in income.

    (t) Noncontrolling interests:

    Nonvoting, callable, junior preferred interests held by Department of the Treasury and Nonvoting, callable, junior and senior preferred interests held by the FRBNY:    Represent preferred interests in (i) at December 31, 2011, a wholly-owned SPV initially formed to hold the common stock of AIA and (ii) at December 31, 2010, two wholly-owned SPVs initially formed to hold common stock of AIA and ALICO at December 31, 2010. The preferred interests were measured at fair value on their issuance date. AIG transferred the preferred interests in the SPVs to the FRBNY in consideration for a $25 billion reduction of the FRBNY Credit Facility. The preferred interests initially had a liquidation preference of $25 billion and had a preferred return of five percent per year compounded quarterly through September 22, 2013 and nine percent thereafter. The preferred return is reflected in Income (loss) from continuing operations attributable to noncontrolling interests — Nonvoting, callable, junior and senior preferred interests in the Consolidated Statement of Operations. The difference between the preferred interests' fair value and the initial liquidation preference is being amortized and included in Net income (loss) from continuing operations attributable to noncontrolling interests — Nonvoting, callable, junior and senior preferred interests. These noncontrolling interests, other than the senior preferred interests in the ALICO SPV, which were redeemed in full, were transferred to the Department of the Treasury as part of the January 14, 2011 Recapitalization transactions.

    Other noncontrolling interests:    Includes the equity interests of third-party shareholders in AIG's consolidated subsidiaries and includes the preferred shareholders' equity in outstanding preferred stock of ILFC, a wholly owned subsidiary of AIG. Cash distributions on such preferred stock or equity interests are accounted for as interest expense. This preferred stock consists of 1,000 shares of market auction preferred stock (MAPS) in two series (Series A and B) of 500 shares each. Each of the MAPS shares has a liquidation value of $100,000 per share and is not convertible. The dividend rate, other than the initial rate, for each dividend period for each series is reset approximately every seven weeks (49 days) on the basis of orders placed in an auction, provided such auctions are able to occur. At December 31, 2011, there is no ability to conduct such auctions; therefore, the MAPS certificate of determination dictates that a maximum applicable rate, as defined in the certificate of determination, be paid on the MAPS. At December 31, 2011, the dividend rate for each of the Series A and Series B MAPS was 0.25 percent and 0.88 percent respectively.

    (u) Earnings (loss) per share:    Basic earnings or loss per share and diluted loss per share are based on the weighted average number of common shares outstanding, adjusted to reflect all stock dividends and stock splits. Diluted earnings per share is based on those shares used in basic earnings per share plus shares that would have been outstanding assuming issuance of common shares for all dilutive potential common shares outstanding, adjusted to reflect all stock dividends and stock splits.

    See Note 17 herein for additional earnings (loss) per share disclosures.

    (v) Recent accounting standards:

Accounting Standards Retrospectively Adopted

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

    In October 2010, the Financial Accounting Standards Board (FASB) issued an accounting standard update that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The standard clarifies how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as deferred policy acquisition costs. AIG adopted the standard retrospectively on January 1, 2012.

    The adoption of the standard resulted in a reduction to beginning of period retained earnings for the earliest period presented and a decrease in the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts. Accordingly, AIG revised its historical financial statements and accompanying notes to the financial statements for the changes in deferred policy acquisition costs and associated changes in acquisition expenses and income taxes for affected entities and segments, including divested entities presented in continuing and discontinued operations.

The following tables present the Consolidated Balance Sheet as of December 31, 2011 and 2010 and the Consolidated Statement of Operations for the years ended December 31, 2011, 2010 and 2009, showing the amounts previously reported, the effect of the change due to the retrospective adoption of the standard, and the adjusted amounts that are reflected in AIG's consolidated financial statements:

December 31, 2011 (in millions)	As Previously Reported	Effect of Change	As Currently Reported

Assets:
Deferred policy acquisition costs	$14,026	$(5,089)	$8,937
Current and deferred income tax asset	16,084	1,718	17,802
Other assets	12,824	(42)	12,782

Total assets	555,773	(3,413)	552,360

Total liabilities	441,444	-	441,444

AIG shareholders' equity:
Retained earnings	14,332	(3,558)	10,774
Accumulated other comprehensive income	5,008	145	5,153

Total AIG shareholders' equity	$104,951	$(3,413)	$101,538

December 31, 2010 (in millions)	As Previously Reported	Effect of Change	As Currently Reported

Assets:
Deferred policy acquisition costs	$14,668	$(5,237)	$9,431
Other assets	44,520	(141)	44,379
Assets held for sale	107,453	(2,492)	104,961

Total assets	683,443	(7,870)	675,573

Liabilities:
Current and deferred income tax liability	2,369	(18)	2,351
Liabilities held for sale	97,312	(1,389)	95,923

Total liabilities	569,770	(1,407)	568,363

AIG shareholders' equity:
Accumulated deficit	(3,466)	(6,382)	(9,848)
Accumulated other comprehensive income	7,624	(81)	7,543

Total AIG shareholders' equity	$85,319	$(6,463)	$78,856

Year Ended December 31, 2011 (dollars in millions, except per share data)	As Previously Reported	Effect of Change	As Currently Reported

Statement of Operations:
Total net realized capital gains (losses)	$521	$20	$541

Benefits, claims and expenses:
Policyholder benefits and claims incurred	33,449	1	33,450
Interest credited to policyholder account balances	4,446	21	4,467
Amortization of deferred acquisition costs	8,019	(2,533)	5,486
Other acquisition and insurance expenses	6,091	2,367	8,458
Net (gain) loss on sale of properties and divested businesses	74	-	74

Total benefits, claims and expenses	65,302	(144)	65,158

Income (loss) from continuing operations before income tax benefit	(1,065)	164	(901)

Income tax benefit(a)	(18,036)	(1,728)	(19,764)

Income (loss) from continuing operations	16,971	1,892	18,863
Income (loss) from discontinued operations, net of income tax(b)	1,535	932	2,467

Net income (loss)	18,506	2,824	21,330

Net income attributable to AIG	$17,798	$2,824	$20,622

Net income attributable to AIG common shareholders	$16,986	$2,824	$19,810

Income (loss) per common share attributable to AIG common shareholders:
Basic:
Income (loss) from continuing operations	$8.60	$1.05	$9.65
Income (loss) from discontinued operations	$0.84	$0.52	$1.36
Diluted:
Income (loss) from continuing operations	$8.60	$1.05	$9.65
Income (loss) from discontinued operations	$0.84	$0.52	$1.36

Other data (from continuing operations):
Adjustment to federal and foreign deferred tax valuation allowance	$(16,561)	$(1,746)	$(18,307)

(a)
Includes an adjustment to the deferred tax valuation allowance of $1.8 billion in the fourth quarter of 2011.

(b)
Represents the effect on the gain on sale of AIG Star and AIG Edison which were sold in first quarter of 2011.

Year Ended December 31, 2010 (dollars in millions, except per share data)	As Previously Reported	Effect of Change	As Currently Reported

Statement of Operations:
Total net realized capital gains (losses)	$(175)	$11	$(164)

Benefits, claims and expenses:
Policyholder benefits and claims incurred	41,394	(2)	41,392
Interest credited to policyholder account balances	4,480	7	4,487
Amortization of deferred acquisition costs	9,134	(3,313)	5,821
Other acquisition and insurance expenses	6,775	3,388	10,163
Net (gain) loss on sale of properties and divested businesses(a)	(17,767)	(1,799)	(19,566)

Total benefits, claims and expenses	59,590	(1,719)	57,871

Income (loss) from continuing operations before income tax benefit	17,936	1,730	19,666

Income tax benefit(b)	5,859	877	6,736

Income (loss) from continuing operations	12,077	853	12,930
Income (loss) from discontinued operations, net of income tax(c)	(2,064)	1,419	(645)

Net income (loss)	10,013	2,272	12,285

Net income attributable to AIG	$7,786	$2,272	$10,058

Net income attributable to AIG common shareholders	$1,583	$463	$2,046

Income per common share attributable to AIG common shareholders:
Basic:
Income (loss) from continuing operations	$14.75	$1.27	$16.02
Income (loss) from discontinued operations	$(3.15)	$2.11	$(1.04)
Diluted:
Income (loss) from continuing operations	$14.75	$1.27	$16.02
Income (loss) from discontinued operations	$(3.15)	$2.11	$(1.04)

Other data (from continuing operations):
Adjustment to federal and foreign deferred tax valuation allowance	$1,486	$(125)	$1,361

(a)
Represents the effect on the gain on sale of AIA ordinary shares, which were sold in the fourth quarter of 2010.

(b)
Includes the tax impact to the AIA gain adjustment of $1.0 billion in the fourth quarter of 2010.

(c)
Includes an adjustment to the after-tax gain on the sale of ALICO of $1.6 billion in the fourth quarter of 2010.

Year Ended December 31, 2009 (dollars in millions, except per share data)	As Previously Reported	Effect of Change	As Currently Reported

Statement of Operations:
Total net realized capital gains (losses)	$(5,210)	$-	$(5,210)

Benefits, claims and expenses:
Policyholder benefits and claims incurred	45,311	3	45,314
Interest credited to policyholder account balances	4,704	(93)	4,611
Amortization of deferred acquisition costs	9,442	(2,772)	6,670
Other acquisition and insurance expenses	6,818	2,997	9,815
Net (gain) loss on sale of properties and divested businesses	1,271	-	1,271

Total benefits, claims and expenses	89,754	135	89,889

Income (loss) from continuing operations before income tax benefit	(14,307)	(135)	(14,442)

Income tax benefit	(1,489)	(566)	(2,055)

Income (loss) from continuing operations	(12,818)	431	(12,387)
Income (loss) from discontinued operations, net of income tax*	505	2,156	2,661

Net income (loss)	(12,313)	2,587	(9,726)

Net income attributable to AIG	$(10,949)	$2,587	$(8,362)

Net income attributable to AIG common shareholders	$(12,244)	$2,587	$(9,657)

Income (loss) per share attributable to AIG common shareholders:
Basic:
Income (loss) from continuing operations	$(93.69)	$3.18	$(90.51)
Income (loss) from discontinued operations	$3.21	$15.93	$19.14
Diluted:
Income (loss) from continuing operations	$(93.69)	$3.18	$(90.51)
Income (loss) from discontinued operations	$3.21	$15.93	$19.14

Other data (from continuing operations):
Adjustment to federal and foreign deferred tax valuation allowance	$3,137	$(151)	$2,986

*
Includes an adjustment to the loss accrual related to the sale of Nan Shan of $2.3 billion.

    Adoption of the standard did not affect the previously reported totals for net cash flows provided by (used in) operating, investing, or financing activities, but did affect the following components of cash flow from operating activities.

Year Ended December 31, 2011 (dollars in millions)	As Previously Reported	Effect of Change	As Currently Reported

Cash flows from operating activities:
Net income	$18,506	$2,824	$21,330
Income from discontinued operations	(1,535)	(932)	(2,467)

Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Noncash revenues, expenses, gains and losses included in income (loss):
Unrealized gains in earnings (net)	(667)	(20)	(687)
Depreciation and other amortization	9,883	(2,511)	7,372
Changes in operating assets and liabilities:
Capitalization of deferred policy acquisition costs	(7,796)	2,367	(5,429)
Current and deferred income taxes – net	(18,752)	(1,728)	(20,480)
Total adjustments	(20,306)	(1,892)	(22,198)

Net cash provided by operating activities	35	-	35

Year Ended December 31, 2010 (dollars in millions)	As Previously Reported	Effect of Change	As Currently Reported

Cash flows from operating activities:
Net income	$10,013	$2,272	$12,285
Income (loss) from discontinued operations	2,064	(1,419)	645

Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Noncash revenues, expenses, gains and losses included in income (loss):
Net (gains) losses on sales of divested businesses	(17,767)	(1,799)	(19,566)
Unrealized gains in earnings (net)	(1,361)	(11)	(1,372)
Depreciation and other amortization	11,320	(3,308)	8,012
Changes in operating assets and liabilities:
Capitalization of deferred policy acquisition costs	(9,321)	3,388	(5,933)
Current and deferred income taxes – net	4,856	877	5,733
Total adjustments	(2,374)	(853)	(3,227)

Net cash provided by operating activities	16,910	-	16,910

Year Ended December 31, 2009 (dollars in millions)	As Previously Reported	Effect of Change	As Currently Reported

Cash flows from operating activities:
Net income (loss)	$(12,313)	$2,587	$(9,726)
Income from discontinued operations	(505)	(2,156)	(2,661)

Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Noncash revenues, expenses, gains and losses included in income (loss):
Unrealized gains in earnings (net)	(4,249)	-	(4,249)
Depreciation and other amortization	12,074	(2,862)	9,212
Changes in operating assets and liabilities:
Capitalization of deferred policy acquisition costs	(8,938)	2,996	(5,942)
Current and deferred income taxes – net	(2,397)	(565)	(2,962)
Total adjustments	25,101	(431)	24,670

Net cash provided by operating activities	18,584	-	18,584

    For short-duration insurance contracts, starting on January 1, 2012, AIG has elected to include anticipated investment income in its determination of whether the deferred policy acquisition costs are recoverable. AIG believes the inclusion of anticipated investment income in the recoverability analysis is a preferable accounting policy, as it includes in the recoverability analysis the fact that there is a timing difference between when the premiums are collected and in turn invested and when the losses and related expenses are paid. This is considered a change in accounting principle that requires retrospective application to all periods presented. Because AIG historically has not recorded any premium deficiency on its short-duration insurance contracts even without the inclusion of anticipated investment income, there were no changes to the historical financial statements for the change in accounting principle.

Presentation of Comprehensive Income

    In June 2011, the FASB issued an accounting standard that requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components, followed consecutively by a second statement that presents total other comprehensive income and its components. This presentation is effective January 1, 2012 and is required to be applied retrospectively. AIG adopted this standard on January 1, 2012 and included the Condensed Consolidating Statement of Comprehensive Income (Loss) in Note 24 herein.

Future Application of Accounting Standards

Reconsideration of Effective Control for Repurchase Agreements

    In April 2011, the FASB issued an accounting standard that amends the criteria used to determine effective control for repurchase agreements and other similar arrangements such as securities lending transactions. The standard modifies the criteria for determining when these transactions would be accounted for as secured borrowings (i.e., financings) instead of sales of the securities.

    The standard removes from the assessment of effective control the requirement that the transferor have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default by the transferee. The removal of this requirement makes the level of collateral received by the transferor in a repurchase agreement or similar arrangement irrelevant in determining whether the transaction should be accounted for as a sale. Consequently, more repurchase agreements, securities lending transactions and similar arrangements will be accounted for as secured borrowings.

    The guidance in the standard must be applied prospectively to transactions or modifications of existing transactions that occur on or after January 1, 2012. Early adoption is prohibited. Under this standard, which AIG adopted on January 1, 2012, $2.1 billion in repurchase agreements will continue to be accounted for as sales unless modifications of these transactions occur subsequent to adoption, which would result in an assessment of whether they should be accounted for as secured borrowings under the standard.

Common Fair Value Measurements and Disclosure Requirements in GAAP and IFRS

    In May 2011, the FASB issued an accounting standard that amends certain aspects of the fair value measurement guidance in GAAP, primarily to achieve the FASB's objective of a converged definition of fair value and substantially converged measurement and disclosure guidance with International Financial Reporting Standards (IFRS). Consequently, when the standard becomes effective on January 1, 2012, fair value measurement and disclosure requirements under GAAP and IFRS will be consistent, with certain exceptions including the accounting for day one gains and losses, measuring the fair value of alternative investments using net asset value and certain disclosure requirements.

    The standard's fair value guidance applies to all companies that measure assets, liabilities, or instruments classified in shareholders' equity at fair value or provide fair value disclosures for items not recorded at fair value. While many of the amendments are not expected to significantly affect current practice, the guidance clarifies how a principal market is determined, addresses the fair value measurement of financial instruments with offsetting market or counterparty credit risks and the concept of valuation premise (i.e., in-use or in exchange) and highest and best use, extends the prohibition on blockage factors to all three levels of the fair value hierarchy, and requires additional disclosures.

    The standard is effective for AIG for interim and annual periods beginning on January 1, 2012. The new disclosure requirements must be applied prospectively. The standard will not have a material effect on AIG's consolidated financial condition, results of operations or cash flows.

Testing Goodwill for Impairment

    In September 2011, the FASB issued an accounting standard that amends the approach to testing goodwill for impairment. The standard simplifies how entities test goodwill for impairment by permitting an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the quantitative, two-step goodwill impairment test. The standard is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted. AIG plans to adopt the standard in conjunction with its goodwill impairment testing performed in 2012. The adoption of the standard is not expected to affect AIG's consolidated financial condition, results of operations or cash flows.

Accounting Standards Adopted During 2011

Fair Value Measurements and Disclosures

    In January 2010, the FASB issued an accounting standard that requires fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this fair value guidance clarifies the disclosure requirements about the level of disaggregation and valuation techniques and inputs. This guidance became effective for AIG beginning on January 1, 2010, except for the disclosures about purchases, sales, issuances, and settlements within the rollforward of Level 3 activity, which became effective for AIG beginning on January 1, 2011. See Note 6 herein.

Consolidation of Investments in Separate Accounts

    In April 2010, the FASB issued an accounting standard that clarifies that an insurance company should not combine any investments held in separate account interests with its interest in the same investment held in its general account when assessing the investment for consolidation. Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. The standard also provides guidance on how an insurer should consolidate an investment fund when the insurer concludes that consolidation of an investment is required and the insurer's interest is through its general account in addition to any separate accounts. The standard became effective for AIG on January 1, 2011. The adoption of this standard did not have a material effect on AIG's consolidated financial condition, results of operations or cash flows.

A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring

    In April 2011, the FASB issued an accounting standard that amends the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring and requires additional disclosures about a creditor's troubled debt restructuring activities. The standard clarifies the existing guidance on the two criteria used by creditors to determine whether a modification or restructuring is a troubled debt restructuring: (i) whether the creditor has granted a concession and (ii) whether the debtor is experiencing financial difficulties. The standard became effective for AIG for interim and annual periods beginning on July 1, 2011. AIG applied the guidance in the accounting standard retrospectively for all modifications and restructuring activities that had occurred since January 1, 2011. For receivables that were considered impaired under the guidance, AIG was required to measure the impairment of those receivables prospectively in the first period of adoption. In addition, AIG must provide the disclosures about troubled debt restructuring activities in the period of adoption. The adoption of this standard did not have a material effect on AIG's consolidated financial condition, results of operations or cash flows. See Note 8 herein.

Accounting Standards Adopted During 2010

Accounting for Transfers of Financial Assets

    In June 2009, the FASB issued an accounting standard addressing transfers of financial assets that removes the concept of a qualifying special-purpose entity (QSPE) from the FASB Accounting Standards Codification and removes the exception that exempted transferors from applying the consolidation rules to QSPEs.

    The standard was effective for interim and annual periods beginning on January 1, 2010 for AIG. Earlier application was prohibited. The adoption of this standard increased both assets and liabilities by approximately $1.3 billion as a result of consolidating two previously unconsolidated QSPEs. The adoption of this standard did not have a material effect on AIG's consolidated financial condition, results of operations or cash flows.

Consolidation of Variable Interest Entities

    In June 2009, the FASB issued an accounting standard that amends the guidance addressing consolidation of certain variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (1) the obligation to absorb losses of the entity or (2) the right to receive benefits from the entity. The standard also requires enhanced financial reporting by enterprises involved with variable interest entities.

The following table summarizes the two methods applied by AIG and the amount and classification in the Consolidated Balance Sheet of the assets and liabilities consolidated as a result of the adoption of the standard on January 1, 2010:

	Transition Methods
(in millions)	Fair Value Option	Carrying Value	Total

Assets:
Bond trading securities, at fair value	$1,239	$1,262	$2,501
Mortgage and other loans receivable	-	1,980	1,980
Other invested assets	-	480	480
Other asset accounts	194	150	344
Assets held for sale	4,630	-	4,630

Total Assets	$6,063	$3,872	$9,935

Liabilities:
FRBNY commercial paper funding facility	$1,088	$-	$1,088
Other long-term debt	-	1,533	1,533
Other liability accounts	1	31	32
Liabilities held for sale	4,525	-	4,525

Total Liabilities	$5,614	$1,564	$7,178

    The cumulative effect adjustment of electing the fair value option was not material to AIG's accumulated deficit.

The following table summarizes the excess of amounts previously recorded upon the consolidation of previously unconsolidated VIEs, as a result of the adoption of the standard on January 1, 2010:

(in billions)

Assets	$8.2

Liabilities	7.1
Redeemable noncontrolling interest	1.1
Equity:
Accumulated deficit	0.2
Accumulated other comprehensive income	(0.3)
Other noncontrolling interests	0.1

Total liabilities and equity	$8.2

    In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for variable interest entities with attributes of, or similar to, an investment company or money market fund. The primary effect of this deferral for AIG is that AIG will continue to apply the consolidation rules in effect before the amended guidance discussed above for its interests in eligible entities, such as certain mutual funds.

Accounting for Embedded Credit Derivatives

    In March 2010, the FASB issued an accounting standard that amends the accounting for embedded credit derivative features in structured securities that redistribute credit risk in the form of subordination of one financial instrument to another. The standard clarifies how to determine whether embedded credit derivative features, including those in collateralized debt obligations (CDOs), credit-linked notes (CLNs), synthetic CDOs and CLNs and other synthetic securities (e.g., commercial and residential mortgage-backed securities issued by securitization entities that wrote credit derivatives), are considered to be embedded derivatives that should be analyzed for potential bifurcation and separate accounting or, alternatively, for fair value accounting in connection with the application of the fair value option to the entire hybrid instrument. AIG adopted the standard on July 1, 2010 and recorded a reclassification of $256 million of synthetic securities from Bonds available for sale to Bond trading securities and also reclassified a gain of $68 million from Accumulated other comprehensive income to Accumulated deficit as of July 1, 2010. Upon adoption, AIG accounts for its investments in synthetic securities otherwise requiring bifurcation at fair value, with changes in fair value recognized in earnings. The adoption of this standard did not have a material effect on AIG's consolidated financial condition, results of operations or cash flows.

Disclosure about the Credit Quality of Financing Receivables

    In July 2010, the FASB issued an accounting standard that requires enhanced disclosures about the credit quality of financing receivables that are not measured at fair value. This guidance requires a greater level of disaggregated information about the credit quality of financing receivables and the related allowance for credit losses. In addition, this guidance requires disclosure of credit quality indicators, past due information, and modifications of financing receivables. The disclosures as of the end of a reporting period became effective for interim and annual reporting periods ended on or after December 15, 2010. The disclosures about activity that occurs during a reporting period became effective for interim and annual reporting periods beginning on or after December 15, 2010. In January 2011, the FASB issued an accounting standard that temporarily deferred the effective date for disclosures on modifications of financing receivables by creditors. In April 2011, the FASB issued an accounting standard that amended the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring. In addition, this guidance requires additional disclosures about a creditor's troubled debt restructuring activities in interim and annual periods beginning on July 1, 2011. See Accounting Standards Adopted During 2011 herein for further discussion.

Accounting Standards Adopted During 2009

Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity's Own Stock

    In June 2008, the FASB issued an accounting standard that addresses how to determine whether a financial instrument (or embedded feature) is indexed to an entity's own stock and therefore may not be accounted for as a derivative instrument. AIG adopted the standard on January 1, 2009, which resulted in a $15 million cumulative effect adjustment to opening Accumulated deficit and a $91 million reduction in Additional paid-in capital.

Recognition and Presentation of Other-Than-Temporary Impairments

    In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities. See Note 7 herein for the expanded disclosures.

    AIG adopted the standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase AIG shareholders' equity by $2.5 billion as of April 1, 2009, consisting of a decrease in Accumulated deficit of $11.8 billion and an increase to Accumulated other comprehensive loss of $9.3 billion, net of tax. The net increase in AIG's shareholders' equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 22 herein). The cumulative effect adjustment resulted in an increase of approximately $16 billion in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income will be offset, in part, by a decrease in the amortization of deferred policy acquisition costs (DAC) and sales inducements assets (SIA).

    The standard reduced the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in AIG's accounting policy for other-than-temporary impairments (see Note 7 herein for a more detailed discussion of the changes in policy):

  •
  Impairment charges for non-credit (e.g., severity) losses are no longer recognized;

  •
  The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

  •
  For fixed maturity securities that are not deemed to be credit-impaired, AIG is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only when AIG has the intent to sell the fixed maturity security or it is more likely than not that AIG will be required to sell the security prior to recovery.

  •
  The retrospective adoption of the standard for acquisition costs on January 1, 2012 required an adjustment to the cumulative effect on DAC, SIA and other insurance balances.

The following table presents the components of the change in AIG shareholders' equity at April 1, 2009 due to the adoption of the accounting standard for other-than-temporary impairments and the effect on related DAC, SIA and other insurance balances due to the adoption of the standard for acquisitions costs:

(in billions)	Accumulated Deficit	Accumulated Other Comprehensive Loss	AIG Shareholders' Equity

Increase (decrease)
Net effect on the increase in amortized cost of available for sale fixed maturity securities	$16.1	$(16.1)	$-
Net effect on related DAC, SIA and other insurance balances	(1.8)	1.8	-
Net effect on deferred income tax assets	(2.5)	5.0	2.5

Net effect on AIG shareholders' equity due to the adoption of the accounting standard for other-than-temporary impairments	$11.8	$(9.3)	$2.5

Net effect on related DAC, SIA and other insurance balances due to the adoption of the accounting standard for deferred acquisition costs	0.2	(0.2)	-

Net increase in AIG shareholders' equity	$12.0	$(9.5)	$2.5

Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly

    In April 2009 the FASB issued an accounting standard that provides guidance for estimating the fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The adoption of the standard on April 1, 2009, did not have a material effect on AIG's consolidated financial condition, results of operations or cash flows.

Measuring Liabilities at Fair Value

    In August 2009, the FASB issued an accounting standard to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The standard explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The standard was effective beginning October 1, 2009 for AIG. The adoption of the standard did not have a material effect on AIG's consolidated financial condition, results of operations or cash flows.

Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)

    In September 2009, the FASB issued an accounting standard that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the standard on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The standard was effective for interim and annual periods ended after December 15, 2009. The adoption of the standard did not have a material effect on AIG's consolidated financial condition, results of operations or cash flows. See Note 6 herein for disclosure.

SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2011
SEGMENT INFORMATION
SEGMENT INFORMATION

3. SEGMENT INFORMATION

    AIG reports the results of its operations through three reportable segments: Chartis, SunAmerica Financial Group (SunAmerica) and Aircraft Leasing. AIG evaluates performance based on pre-tax income (loss), excluding results from discontinued operations and net (gains) losses on sales of divested businesses, because AIG believes this provides more meaningful information on how its operations are performing.

  •
  In order to align financial reporting with changes made during 2011 and 2012 to the manner in which AIG's chief operating decision makers review the businesses to assess performance and make decisions about resources to be allocated, the following changes were made to AIG's segment information:

  •
  During the third quarter of 2011, Chartis completed the previously-announced reorganization of its operations and now presents its financial information in two operating segments — Commercial Insurance and Consumer Insurance, as well as a Chartis Other operations category. Prior to the third quarter of 2011, Chartis presented its financial information in two operating segments, Chartis U.S. and Chartis International.

  •
  Aircraft Leasing is now presented as a standalone reportable segment. It was previously reported as a component of the Financial Services reportable segment.

  •
  The derivatives portfolio of AIGFP, previously reported as Capital Markets, a component of the Financial Services reportable segment, is now reported with AIG Markets, Inc. (AIG Markets) as Global Capital Markets in AIG's Other operations.

  •
  Chartis financial information has been revised to reflect the classification of certain Chartis products from the Commercial Insurance operating segment to the Consumer Insurance operating segment. This change aligns the financial reporting with the changes made during 2012 to the manner in which AIG's chief operating decision makers review the Chartis segment in order to assess performance and make decisions about resources to be allocated. These revisions did not affect the total Chartis reportable segment results previously reported.

    Prior periods have been revised to conform to the current period presentation for the above segment changes.

    The reportable segments and their respective operations are as follows:

    Chartis:    AIG's property and casualty operations are conducted through multiple-line companies writing substantially all commercial and consumer lines both domestically and abroad. Chartis offers its products through a diverse, multi-channel distribution network that includes agents, wholesalers, global and local brokers, and direct-to-consumer platforms. Beginning in the third quarter of 2010, Chartis includes the results of Fuji Fire & Marine Insurance Company Limited (Fuji), which writes primarily consumer lines in Japan. See Note 5 herein.

    SunAmerica:    SunAmerica offers a comprehensive suite of products and services to individuals and groups, including term life insurance, universal life insurance, accident and health (A&H) insurance, fixed and variable deferred annuities, fixed payout annuities, mutual funds and financial planning. SunAmerica offers its products and services through a diverse, multi-channel distribution network that includes banks, national, regional and independent broker-dealers, affiliated financial advisors, independent marketing organizations, independent and career insurance agents, structured settlement brokers, benefit consultants and direct-to-consumer platforms.

    The SunAmerica segment is presented as two operating segments — Domestic Life Insurance, which focuses on mortality and morbidity based protection products, and Domestic Retirement Services, which focuses on investment, retirement savings and income solutions.

    Aircraft Leasing:    AIG's commercial aircraft leasing business is conducted through ILFC.

    Other Operations:    AIG's Other operations include results from:

  •
  Mortgage Guaranty operations;

  •
  Global Capital Markets operations;

  •
  Direct Investment book results;

  •
  Retained Interests, which represents the fair value gains or losses on the AIA ordinary shares retained following the AIA initial public offering, the retained interest in ML III, and, prior to their sale on March 8, 2011, the MetLife securities that were received as consideration from the sale of ALICO;

  •
  Corporate & Other operations (after allocations to AIG's business segments); and

  •
  Divested businesses that did not qualify for discontinued operations accounting.

    Year-end identifiable assets presented in the following tables include assets of businesses held for sale at December 31, 2010 and 2009.

The following table presents AIG's operations by reportable segment:

	Reportable Segments
						Consolidation and Eliminations
(in millions)	Chartis	SunAmerica	Aircraft Leasing	Other Operations	Total		Consolidated

2011
Total revenues	$40,722	$15,315	$4,457	$4,079	$64,573	$(316)	$64,257
Other-than-temporary impairment charges(a)	274	977	-	29	1,280	-	1,280
Net (gain) loss on sale of properties and divested businesses	-	-	-	74	74	-	74
Interest expense(b)	7	-	1,427	2,490	3,924	(53)	3,871
Depreciation and amortization	4,700	691	1,948	33	7,372	-	7,372
Pre-tax income (loss) from continuing operations	1,820	2,956	(1,005)	(4,703)	(932)	31	(901)
Capital expenditures	234	75	604	655	1,568	-	1,568
Year-end identifiable assets	176,894	267,500	39,038	185,989	669,421	(117,061)	552,360

2010
Total revenues	$37,207	$14,747	$4,718	$21,405	$78,077	$(540)	$77,537
Other-than-temporary impairment charges(a)	577	1,958	-	504	3,039	-	3,039
Net (gain) loss on sale of properties and divested businesses	(669)	-	-	(18,897)	(19,566)	-	(19,566)
Interest expense(b)	1	-	1,397	6,881	8,279	(298)	7,981
Depreciation and amortization	4,422	622	2,035	933	8,012	-	8,012
Pre-tax income (loss) from continuing operations	(93)	2,701	(729)	17,611	19,490	176	19,666
Capital expenditures	213	57	266	620	1,156	-	1,156
Year-end identifiable assets	169,635	258,659	43,158	312,697	784,149	(108,576)	675,573

2009
Total revenues	$35,023	$11,366	$4,992	$25,264	$76,645	$(1,198)	$75,447
Other-than-temporary impairment charges(a)	903	3,821	-	1,972	6,696	-	6,696
Net (gain) loss on sale of properties and divested businesses	-	-	-	1,271	1,271	-	1,271
Interest expense(b)	-	-	1,222	13,305	14,527	(169)	14,358
Depreciation and amortization	4,694	784	2,022	1,712	9,212	-	9,212
Pre-tax income (loss) from continuing operations	35	(1,121)	1,385	(14,257)	(13,958)	(484)	(14,442)
Capital expenditures	191	52	2,587	875	3,705	-	3,705
Year-end identifiable assets	151,685	243,042	45,992	489,631	930,350	(92,004)	838,346

(a)
Included in Total revenues presented above.

(b)
Interest expense for Other operations in 2010 and 2009 includes amortization of prepaid commitment fee asset of $3.5 billion and $8.4 billion, respectively.

The following table presents Chartis operations by operating segment:

(in millions)	Commercial Insurance	Consumer Insurance	Other	Total Chartis

2011
Total revenues	$25,113	$14,109	$1,500	$40,722
Claims and claims adjustment expenses incurred	18,850	8,900	199	27,949
Underwriting expenses	5,349	5,253	268	10,870
Pre-tax income (loss) from continuing operations	914	(44)	950	1,820

2010
Total revenues	$24,500	$11,580	$1,127	$37,207
Net (gain) loss on sale of properties and divested businesses	-	-	(669)	(669)
Claims and claims adjustment expenses incurred	18,942	6,745	2,180	27,867
Underwriting expenses	5,261	4,650	191	10,102
Pre-tax income (loss) from continuing operations	297	185	(575)	(93)

2009
Total revenues	$26,633	$9,762	$(1,372)	$35,023
Claims and claims adjustment expenses incurred	18,851	5,384	1,127	25,362
Underwriting expenses	5,251	4,226	149	9,626
Pre-tax income (loss) from continuing operations	2,531	152	(2,648)	35

    Chartis manages its assets on an aggregate basis and does not allocate its assets, other than goodwill, between its operating segments. Investment income is allocated to the Commercial Insurance and Consumer Insurance segments based upon an internal capital model. The model estimates investable funds based upon the loss reserves, unearned premiums and a capital allocation for each operating segment. The investment income is calculated based on the estimated investable funds and the duration of the liabilities. Any difference between the calculated investment income and the actual investment income is included in Chartis Other.

The following table presents SunAmerica operations by operating segment:

(in millions)	Domestic Life Insurance	Domestic Retirement Services	Total Operating Segments	Consolidation and Eliminations	Total SunAmerica

2011
Total revenues:
Insurance-oriented products	$5,813	$-	$5,813	$-	$5,813
Retirement savings products	2,469	6,006	8,475	-	8,475
Asset management revenues	-	1,027	1,027	-	1,027

Total revenues	8,282	7,033	15,315	-	15,315

Depreciation and amortization	301	390	691	-	691
Pre-tax income from continuing operations	1,387	1,569	2,956	-	2,956
Capital expenditures	42	33	75	-	75
Year-end identifiable assets	109,620	177,377	286,997	(19,497)	267,500

2010
Total revenues:
Insurance-oriented products	$5,992	$-	$5,992	$-	$5,992
Retirement savings products	2,335	6,150	8,485	-	8,485
Asset management revenues	7	263	270	-	270

Total revenues	8,334	6,413	14,747	-	14,747

Depreciation and amortization	433	189	622	-	622
Pre-tax income from continuing operations	1,441	1,260	2,701	-	2,701
Capital expenditures	28	29	57	-	57
Year-end identifiable assets	104,404	174,643	279,047	(20,388)	258,659

2009
Total revenues:
Insurance-oriented products	$5,349	$-	$5,349	$-	$5,349
Retirement savings products	1,993	3,611	5,604	-	5,604
Asset management revenues	17	396	413	-	413

Total revenues	7,359	4,007	11,366	-	11,366

Depreciation and amortization	361	423	784	-	784
Pre-tax income (loss) from continuing operations	616	(1,737)	(1,121)	-	(1,121)
Capital expenditures	17	35	52	-	52
Year-end identifiable assets	99,257	164,214	263,471	(20,429)	243,042

    AIG's Aircraft Leasing operations consist of a single operating segment.

    AIG Global Real Estate Investment Corp. and Institutional Asset Management, previously reported as components of the Direct Investment book and Asset Management operations, respectively, are now reported in Corporate & Other.

The following table presents the components of AIG's Other operations:

(in millions)	Mortgage Guaranty	Global Capital Markets	Direct Investment Book	Retained Interests	Corporate & Other	Divested Businesses	Consolidation and Eliminations	Total Other Operations

2011
Total revenues	$944	$266	$1,004	$486	$1,415	$-	$(36)	$4,079
Net (gain) loss on sale of properties and divested businesses	-	-	-	-	74	-	-	74
Interest expense	-	-	367	-	2,143	-	(20)	2,490
Depreciation and amortization	44	-	(218)	-	207	-	-	33
Pre-tax income (loss) from continuing operations	(77)	(7)	622	486	(5,727)	-	-	(4,703)
Capital expenditures	37	-	-	-	618	-	-	655
Year-end identifiable assets	5,393	12,619	31,162	15,086	98,999	-	22,730	185,989

2010
Total revenues	$1,168	$532	$1,499	$1,819	$2,631	$13,811	$(55)	$21,405
Net (gain) loss on sale of properties and divested businesses	-	-	-	-	(18,897)	-	-	(18,897)
Interest expense	-	3	382	-	6,551	4	(59)	6,881
Depreciation and amortization	43	4	(317)	-	342	861	-	933
Pre-tax income (loss) from continuing operations	397	193	1,242	1,819	11,436	2,435	89	17,611
Capital expenditures	10	-	-	-	503	107	-	620
Year-end identifiable assets	6,056	31,038	29,291	23,939	91,155	107,578	23,640	312,697

2009
Total revenues	$1,183	$1,109	$1,950	$419	$3,058	$18,481	$(936)	$25,264
Net (gain) loss on sale of properties and divested businesses	-	-	-	-	1,271	-	-	1,271
Interest expense	-	3	425	-	13,267	19	(409)	13,305
Depreciation and amortization	72	13	(162)	-	615	1,174	-	1,712
Pre-tax income (loss) from continuing operations	(1,686)	603	1,506	419	(16,831)	2,093	(361)	(14,257)
Capital expenditures	5	-	-	-	652	218	-	875
Year-end identifiable assets	7,766	34,047	31,948	4,519	84,657	326,755	(61)	489,631

The following table presents AIG's operations and long-lived assets by major geographic area:

	Geographic Area
(in millions)	United States	Asia	Other Foreign	Consolidated

2011
Total revenues(a)	$40,234	$8,119	$15,904	$64,257
Real estate and other fixed assets, net of accumulated depreciation	1,330	591	386	2,307
Flight equipment primarily under operating leases, net of accumulated depreciation(b)	35,539	-	-	35,539

2010
Total revenues(a)	$40,993	$20,411	$16,133	$77,537
Real estate and other fixed assets, net of accumulated depreciation	1,896	557	392	2,845
Flight equipment primarily under operating leases, net of accumulated depreciation(b)	38,510	-	-	38,510

2009
Total revenues(a)	$34,986	$23,183	$17,278	$75,447
Real estate and other fixed assets, net of accumulated depreciation	2,328	1,189	625	4,142
Flight equipment primarily under operating leases, net of accumulated depreciation(b)	44,091	-	-	44,091

(a)
Revenues are generally reported according to the geographic location of the reporting unit.

(b)
ILFC derives more than 94 percent of its lease revenue from non-U.S. carriers.

DIVESTED BUSINESSES, DISCONTINUED OPERATIONS AND HELD-FOR-SALE CLASSIFICATION	12 Months Ended
Dec. 31, 2011
DIVESTED BUSINESSES, DISCONTINUED OPERATIONS AND HELD-FOR-SALE CLASSIFICATION
DIVESTED BUSINESSES, DISCONTINUED OPERATIONS AND HELD-FOR-SALE CLASSIFICATION

4. DIVESTED BUSINESSES, DISCONTINUED OPERATIONS AND HELD-FOR-SALE CLASSIFICATION

DIVESTED BUSINESSES

AIA Initial Public Offering

    During the second quarter of 2010, AIG and Prudential plc terminated the AIA purchase agreement they had entered in March 2010 and in accordance with the terms of the purchase agreement, Prudential plc paid AIG a termination fee of $228 million, which is included in Net (gain) loss on sale of properties and divested businesses in the Consolidated Statement of Operations.

    On October 29, 2010, AIG completed an IPO of 8.08 billion ordinary shares of AIA for aggregate gross proceeds of approximately $20.5 billion. Upon completion of the IPO, AIG owned 33 percent of AIA's outstanding shares. Accordingly, AIG deconsolidated AIA and recorded a pre-tax gain of $18.1 billion in 2010. Under the terms of an agreement with the underwriters, AIG is precluded from selling or hedging more than one-half of its remaining shares of AIA until April 18, 2012. Based on AIG's continuing involvement as a result of its 33 percent ownership and board representation, AIA is not being presented as a discontinued operation in the Consolidated Financial Statements at December 31, 2011 and 2010. AIG accounts for its investment in AIA under the fair value option with gains and losses recorded in Net investment income. At December 31, 2011 and 2010, the fair value of AIG's retained interest in AIA was approximately $12.4 billion and approximately $11.1 billion, respectively, and is included in Other invested assets.

DISCONTINUED OPERATIONS

    The results of operations for the following sales are presented as discontinued operations in AIG's Consolidated Statement of Operations.

ALICO Sale

    On March 7, 2010, AIG and the ALICO SPV entered into a definitive agreement with MetLife for the sale of ALICO by the ALICO SPV to MetLife, and the sale of Delaware American Life Insurance Company by AIG to MetLife, for consideration then valued at approximately $15.5 billion, consisting of $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The ALICO sale closed on November 1, 2010. AIG does not have any significant continuing involvement with or significant continuing cash flows from ALICO. The fair value of the consideration at closing was approximately $16.2 billion. At December 31, 2010, a total of $6.5 billion was included in common and preferred stock trading.

    On the closing date, as consideration for the ALICO sale, the ALICO SPV received net cash consideration of $7.2 billion (which included an upward price adjustment of approximately $400 million pursuant to the terms of the ALICO stock purchase agreement), 78,239,712 shares of MetLife common stock, 6,857,000 shares of newly issued MetLife participating preferred stock convertible into 68,570,000 shares of MetLife common stock upon the approval of MetLife shareholders and 40,000,000 equity units of MetLife with an aggregate stated value of $3.2 billion. AIG recorded a pre-tax gain of $7.9 billion on the transaction in 2010.

    As part of the Recapitalization, AIG used approximately $6.1 billion of the cash proceeds from the ALICO sale to pay down a portion of the liquidation preference of the SPV Preferred Interests.

AGF Sale

    On August 10, 2010, AIG entered into a definitive agreement to sell an 80 percent economic interest (84 percent voting interest) in American General Finance, Inc. (AGF) for $125 million. The AGF sale closed on November 30, 2010. AIG's voting ownership interest in AGF was reduced to approximately 16 percent, and AIG does not otherwise have significant continuing involvement with or significant continuing cash flows from AGF. AIG is carrying its retained investment in AGF of approximately $30 million as a cost method investment in Other invested assets. As a result of this transaction, AIG recorded a pre-tax loss of $1.7 billion in 2010.

    The components of the $1.7 billion charge consisted of the difference between (i) the sum of the fair value of the agreed consideration and AIG's retained 20 percent economic interest and (ii) the net book value of the assets. Prior to the agreed sale, AGF's business and underlying assets were subject to periodic impairment assessments under a held-for-use model and did not meet the criteria for held-for-sale accounting. The large majority of AGF's assets were consumer finance and mortgage loans held for investment and thus were not carried at fair value.

AIG Star and AIG Edison Sale

    On September 30, 2010, AIG entered into a definitive agreement with Prudential Financial, Inc. for the sale of its Japan-based insurance subsidiaries, AIG Star and AIG Edison, for total consideration of $4.8 billion, including the assumption of certain outstanding debt totaling $0.6 billion owed by AIG Star and AIG Edison. The transaction closed on February 1, 2011 and AIG recognized a pre-tax gain of $3.5 billion on the sale that is reflected in Income (loss) from discontinued operations in the Consolidated Statement of Operations. In connection with the sale, AIG recorded a goodwill impairment charge of $1.3 billion in the third quarter of 2010.

Nan Shan Sale

    On January 12, 2011, AIG entered into an agreement to sell its 97.57 percent interest in Nan Shan to a Taiwan-based consortium. The transaction was consummated on August 18, 2011 for net proceeds of $2.15 billion in cash. AIG recorded a pre-tax loss of $1.0 billion for the year ended December 31, 2011 largely offsetting Nan Shan operating results for the period, which is reflected in Income (loss) from discontinued operations in the Consolidated Statement of Operations. The net proceeds from the transaction were used to pay down a portion of the liquidation preference of the Department of the Treasury's AIA SPV Preferred Interests.

    See Note 16 herein for a discussion of guarantees and indemnifications associated with sales of businesses.

    ALICO, Nan Shan, AIG Star and AIG Edison previously were components of the Foreign Life Insurance & Retirement Services reportable segment and AGF previously was a component of the Financial Services reportable segment. Results from discontinued operations for 2011, 2010 and 2009 include the results of Nan Shan, AIG Star and AIG Edison through the date of disposition. Results from discontinued operations for 2010 and 2009 also include the results of ALICO and AGF, which were sold during 2010. The results also include adjustments for guarantees and indemnifications related to these sold businesses.

    Certain other sales completed during 2011, 2010 and 2009 were not classified as discontinued operations because AIG continued to generate significant direct revenue-producing or cost-generating cash flows from the businesses or because associated assets, liabilities and results of operations were not material, individually or in the aggregate, to AIG's consolidated financial position or results of operations.

The following table summarizes income (loss) from discontinued operations:

Years Ended December 31, (in millions)	2011	2010	2009

Revenues:
Premiums	$5,012	$18,296	$18,325
Net investment income	1,632	6,924	7,851
Net realized capital gains (losses)	844	289	(920)
Other income	5	1,607	2,285

Total revenues	7,493	27,116	27,541

Benefits, claims and expenses*	6,324	29,219	25,975
Interest expense allocation	2	75	89

Income (loss) from discontinued operations	1,167	(2,178)	1,477

Gain (loss) on sales	2,338	5,389	(530)

Income from discontinued operations, before tax expense (benefit)	3,505	3,211	947

Income tax expense (benefit)	1,038	3,856	(1,714)

Income (loss) from discontinued operations, net of income tax	$2,467	$(645)	$2,661

*
In 2010, includes goodwill impairment charges of $3.3 billion related to the sale of ALICO and $1.3 billion related to the sale of AIG Star and AIG Edison. See Note 2(j) – Goodwill herein for further discussion.

Interest Expense Allocation

    Interest expense allocated to discontinued operations gives effect to the provisions of the Recapitalization discussed in Note 1 for all periods presented. For this reason, an interest allocation to discontinued operations related to a portion of the ALICO and all the AGF proceeds was required.

    The interest expense allocated to discontinued operations was based on the anticipated net proceeds that would be applied toward the repayment of the FRBNY Credit Facility from the sales of ALICO and AGF multiplied by the daily interest rate on the FRBNY Credit Facility for each respective period. The periodic amortization of the prepaid commitment fee allocated to discontinued operations was determined based on the ratio of funds committed to repay the FRBNY Credit Facility to the total amount of credit available under the FRBNY Credit Facility.

    Prior to the Recapitalization, the terms of the FRBNY Credit Facility contractually required net proceeds from dispositions, after taxes and transaction expenses, to the extent such proceeds did not represent capital of AIG's insurance subsidiaries required for regulatory or ratings purposes, to be applied toward the repayment of the FRBNY Credit Facility as mandatory prepayments unless otherwise agreed with the FRBNY. Mandatory prepayments reduced the amount available to be borrowed under the FRBNY Credit Facility by the amount of the prepayment. In conjunction with anticipated prepayments, AIG allocated interest expense, including periodic amortization of the prepaid commitment fee asset, to Income (loss) from discontinued operations. As a result of the revised terms for repayment of the FRBNY Credit Facility, interest expense that was previously allocated to discontinued operations in connection with the sales of AIG Star, AIG Edison and Nan Shan was reclassified to continuing operations for all periods presented.

HELD-FOR-SALE CLASSIFICATION

    At December 31, 2011, AIG had completed the sales of its remaining assets and liabilities that had been classified as held-for-sale. At December 31, 2010, held-for-sale assets and liabilities consisted of Nan Shan, AIG Star, and AIG Edison, and aircraft that remained to be sold by ILFC under agreements for sale.

The following table summarizes the components of assets and liabilities held for sale on the Consolidated Balance Sheet as of December 31, 2010:

(in millions)	December 31, 2010

Assets:
Fixed maturity securities	$77,905
Equity securities	4,488
Mortgage and other loans receivable, net	5,584
Other invested assets	4,167
Short-term investments	3,670
Deferred policy acquisition costs and Other assets	5,147
Separate account assets	3,745

Assets of businesses held for sale	104,706

Flight equipment*	255

Total assets held for sale	$104,961

Liabilities:
Future policy benefits for life and accident and health insurance contracts	$61,767
Policyholder contract deposits	26,847
Other liabilities	3,039
Other long-term debt	525
Separate account liabilities	3,745

Total liabilities held for sale	$95,923

*
Represents nine aircraft that were under agreements for sale by ILFC at December 31, 2010.

BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2011
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS

5. BUSINESS COMBINATIONS

    On March 31, 2010, AIG, through a Chartis subsidiary, purchased additional voting shares in Fuji, a publicly traded Japanese insurance company with property/casualty insurance operations and a life insurance subsidiary. The acquisition of the additional voting shares for $145 million increased Chartis' total voting ownership interest in Fuji from 41.7 percent to 54.8 percent, which resulted in Chartis obtaining control of Fuji. In connection with the acquisition, AIG recognized a bargain purchase gain of $332 million in the Consolidated Statement of Operations for the year ended December 31, 2010. The bargain purchase gain was primarily attributable to the depressed market value of Fuji's common stock, which AIG believes was the result of macroeconomic, capital market and regulatory factors in Japan coupled with Fuji's financial condition and results of operations. The acquisition was consistent with Chartis' desire to increase its share in the substantial Japanese insurance market and to achieve cost savings from synergies.

    In March 2011, Chartis completed the acquisition of approximately 305 million shares of Fuji tendered in response to a public offer at an offer price of 146 Yen per share ($1.76 per share) for a purchase price of $538 million. In August 2011, Chartis acquired the remaining outstanding voting shares of Fuji. As a result of these actions, Chartis now owns 100 percent of Fuji.

    The 2011 purchases were accounted for as equity transactions because AIG previously consolidated Fuji due to its controlling interest. Accordingly, the difference between the fair value of the total consideration paid of $560 million and the carrying value of the noncontrolling interest acquired of $489 million was recognized as a reduction of AIG's equity. There was no gain or loss recorded in the Consolidated Statement of Operations for the year ended December 31, 2011.

    On October 7, 2011, AIG through ILFC acquired all of the issued and outstanding shares of capital stock of AeroTurbine for an aggregate cash purchase price of $228 million. AeroTurbine is a provider of certified aircraft engines, aircraft and engine parts and supply chain solutions. This acquisition is expected to further maximize the value of ILFC's aircraft by providing ILFC with in-house part-out and engine leasing capabilities. The acquisition was recorded as a business combination and is not significant to AIG's Consolidated Financial Statements.

FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

6. FAIR VALUE MEASUREMENTS

FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

    AIG carries certain of its financial instruments at fair value. AIG defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

    The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. AIG maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

FAIR VALUE HIERARCHY

    Assets and liabilities recorded at fair value in the Consolidated Balance Sheet are measured and classified for disclosure purposes in accordance with a fair value hierarchy established in U.S. GAAP. The hierarchy consists of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

  •
  Level 1:    Fair value measurements that are quoted prices (unadjusted) in active markets that AIG has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. AIG does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include certain government and agency securities, actively traded listed common stocks and futures and options contracts, most separate account assets and most mutual funds.

  •
  Level 2:    Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government and agency securities, most investment-grade and high-yield corporate bonds, certain residential mortgage-backed securities (RMBS), certain commercial mortgage-backed securities (CMBS) and certain collateralized debt obligations/asset backed securities (CDO/ABS), certain listed equities, state, municipal and provincial obligations, hybrid securities, certain securities purchased (sold) under agreements to resell (repurchase), certain mutual fund and hedge fund investments, certain interest rate, currency and commodity derivative contracts, guaranteed investment agreements (GIAs) for the Direct Investment book and other long-term debt.

  •
  Level 3:    Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, AIG must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. AIG's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, AIG considers factors specific to the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 include certain RMBS, CMBS and CDO/ABS, certain corporate debt securities, certain municipal and sovereign debt securities, certain derivative contracts (including the AIGFP super senior credit default swap portfolio), certain hedge fund investments, private equity and real estate fund investments, direct private equity investments and policyholder contract deposits carried at fair value. AIG's non-financial instrument assets that are measured at fair value on a non-recurring basis generally are classified as Level 3.

    The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

VALUATION METHODOLOGIES OF FINANCIAL INSTRUMENTS MEASURED AT FAIR VALUE

Incorporation of Credit Risk in Fair Value Measurements

  •
  AIG's Own Credit Risk.    Fair value measurements for certain Direct Investment book debt, GIAs, structured note liabilities and freestanding derivatives, as well as AIGFP derivatives, incorporate AIG's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to AIG at the balance sheet date by reference to observable AIG CDS or cash bond spreads. A derivative counterparty's net credit exposure to AIG is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with AIG, as well as collateral posted by AIG with the counterparty at the balance sheet date.

        Fair value measurements for embedded policy derivatives and policyholder contract deposits take into consideration that policyholder liabilities are senior in priority to general creditors of AIG and therefore are much less sensitive to changes in AIG credit default swap or cash issuance spreads.

  •
  Counterparty Credit Risk.    Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for AIG to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. AIG's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

    A CDS is a derivative contract that allows the transfer of third-party credit risk from one party to the other. The buyer of the CDS pays an upfront and/or periodic premium to the seller. The seller's payment obligation is triggered by the occurrence of a credit event under a specified reference security and is determined by the loss on that specified reference security. The present value of the amount of the upfront and/or periodic premium therefore represents a market-based expectation of the likelihood that the specified reference party will fail to perform on the reference obligation, a key market observable indicator of non-performance risk (the CDS spread).

    Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

    The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to AIG by an independent third party. AIG utilizes an interest rate based on the benchmark London Interbank Offered Rate (LIBOR) curve to derive its discount rates.

    While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, AIG believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities – Trading and Available for Sale

    Whenever available, AIG obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its trading and available for sale portfolios. Market price data is generally obtained from dealer markets.

    Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. AIG employs independent third-party valuation service providers to gather, analyze, and interpret market information in order to derive fair value estimates for individual investments, based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by AIG management, via periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

    Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions for comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

    AIG has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. AIG assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. In order to assess the degree of pricing consensus among various valuation services for specific asset types, AIG has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party valuation services to be used for particular security classes. AIG also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

    When AIG's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

    The methodology above is relevant for all fixed maturity securities; following are discussions of certain procedures unique to specific classes of securities.

Fixed Maturity Securities issued by Government Entities

    For most debt securities issued by government entities, AIG obtains fair value information from independent third-party valuation service providers, as quoted prices in active markets are generally only available for limited debt securities issued by government entities. The fair values received from these valuation service providers may be based on a market approach using matrix pricing, which considers a security's relationship to other securities for which quoted prices in an active market may be available, or alternatively based on an income approach, which uses valuation techniques to convert future cash flows to a single present value amount.

Fixed Maturity Securities issued by Corporate Entities

    For most debt securities issued by corporate entities, AIG obtains fair value information from independent third-party valuation service providers. For certain corporate debt securities, AIG obtains fair value information from brokers. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, adjusted for illiquidity and structure.

RMBS, CMBS, CDOs and other ABS

    Independent third-party valuation service providers also provide fair value information for the majority of AIG investments in RMBS, CMBS, CDOs and other ABS. Where pricing is not available from valuation service providers, AIG obtains fair value information from brokers. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to structured securities, including ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. When the volume or level of market activity for an investment in RMBS, CMBS, CDOs or other ABS is limited, certain inputs used to determine fair value may not be observable in the market.

Maiden Lane Interests

    At their inception, AIG's interests in ML II and ML III were valued and recorded at the transaction prices of $1 billion and $5 billion, respectively.

    Subsequently, AIG's interest in ML III has been valued using a discounted cash flow methodology that (i) uses the estimated future cash flows and the fair value of the ML III assets, (ii) allocates the estimated future cash flows according to the ML III waterfall, and (iii) determines the discount rate to be applied to AIG's interest in ML III by reference to the discount rate implied by the estimated value of ML III assets and the estimated future cash flows of AIG's interest in the capital structure. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

    The fair value methodology used since inception and prior to March 31, 2011 for AIG's interest in ML II had used the same discounted cash flow methodology as for ML III. As a result of the announcement on March 31, 2011 by the FRBNY of its plan to begin selling the assets in the ML II portfolio over time through a competitive sales process, AIG modified its methodology for estimating the fair value of its interest in ML II to incorporate the assumption of a current liquidation, which (i) uses the estimated fair value of the ML II assets and (ii) allocates the estimated asset fair value according to the ML II waterfall.

    AIG does not believe a change in the fair value methodology used for its interest in ML III is appropriate at this time based on current available information. Other methodologies employed or assumptions made in determining fair value for these investments could result in amounts that differ significantly from the amounts reported.

    Adjustments to the fair value of AIG's interest in ML II are recorded in the Consolidated Statement of Operations in Net investment income for SunAmerica's domestic life insurance companies. Adjustments to the fair value of AIG's interest in ML III are recorded in the Consolidated Statement of Operations in Net investment income for AIG's Other operations.

    AIG expects to receive repayment of its initial investment as well as incremental undiscounted cash flows and accrued interest on the Maiden Lane Interests after repayment of the first priority obligations owed to the FRBNY. On February 8, 2012, the FRBNY announced that the proceeds from the most recent sale of ML II assets would enable the repayment of the entire remaining outstanding balance of the senior loan from the FRBNY to ML II. AIG therefore, expects to begin receiving repayment of its $1 billion initial investment in ML II, plus accrued interest, commencing in 2012. Any proceeds in excess of AIG's principal and interest will be allocated five-sixths to the FRBNY and one-sixth to AIG. Under the terms of the Master Transaction Agreement dated December 8, 2010, among AIG Parent, AM Holdings LLC (formerly known as ALICO Holdings LLC), AIA Aurora LLC, the FRBNY, the Department of the Treasury, and the Trust, all payments received by AIG from ML II will be required to be used to pay down the liquidation preference of the AIA SPV Preferred Interests. The fair value of AIG's interest in ML II is most affected by the liquidation proceeds realized by the FRBNY from the sale of the collateral securities. A 10 percent change in the liquidation proceeds realized by the FRBNY would result in a change of approximately $152 million in the fair value of the ML II interest. The fair value of AIG's interest in ML III is most affected by changes in the discount rates and changes in the estimated future collateral cash flows used in the valuation. Changes in estimated future cash flows for ML III would be the result of changes in interest rates and their effect on the underlying floating rate securities as well as expectations of defaults, recoveries and prepayments on underlying loans.

    The LIBOR interest rate curve changes are determined based on observable prices, interpolated or extrapolated to derive a LIBOR for a specific maturity term as necessary. The spreads over LIBOR for the Maiden Lane Interests (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of these investments as well as changes in the risk premium that market participants would demand at the time of the transactions.

Changes in the discount rate or the estimated future cash flows used in the valuation would alter AIG's estimate of the fair value of AIG's interest in ML III as shown in the table below.

Year Ended December 31, 2011 (in millions)	Maiden Lane III Fair Value Change

Discount Rates:
200 basis point increase	$(585)
200 basis point decrease	668
400 basis point increase	(1,101)
400 basis point decrease	1,433

Estimated Future Cash Flows:
10% increase	658
10% decrease	(664)
20% increase	1,309
20% decrease	(1,338)

    If the FRBNY were to announce a plan to liquidate the assets of ML III at their estimated fair values, similar to their disclosed plan for ML II, the impact of the change in AIG's assumptions would be an increase in the fair value of AIG's interest in ML III by approximately $685 million at December 31, 2011.

    AIG believes that the ranges of discount rates used in these analyses are reasonable on the basis of implied spread volatilities of similar collateral securities. The ranges of estimated future cash flows were determined on the basis of historical variability in the estimated cash flows. Because of these factors, the fair values of the Maiden Lane Interests are likely to vary, perhaps materially, from the amounts estimated.

Equity Securities Traded in Active Markets – Trading and Available for Sale

    Whenever available, AIG obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its trading and available for sale portfolios or in Other invested assets. Market price data is generally obtained from exchange or dealer markets.

Mortgage and Other Loans Receivable

    AIG estimates the fair value of mortgage and other loans receivable that are measured at fair value by using dealer quotations, discounted cash flow analyses and/or internal valuation models. The determination of fair value considers inputs such as interest rate, maturity, the borrower's creditworthiness, collateral, subordination, guarantees, past-due status, yield curves, credit curves, prepayment rates, market pricing for comparable loans and other relevant factors.

Other Invested Assets

    AIG initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, AIG generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. AIG considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement. The fair values of other investments carried at fair value, such as direct private equity holdings, are initially determined based on transaction price and are subsequently estimated based on available evidence such as market transactions in similar instruments and other financing transactions of the issuer, with adjustments made to reflect illiquidity as appropriate.

Short-term Investments

    For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Securities Purchased Under Agreements to Resell

    Securities purchased under agreements to resell are generally treated as collateralized receivables. AIG reports certain receivables arising from securities purchased under agreements to resell in Short-term investments in the Consolidated Balance Sheet. AIG uses market-observable interest rates for receivables measured at fair value. This methodology considers such factors as the coupon rate, yield curves and other relevant factors.

Separate Account Assets

    Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

    Derivative assets and liabilities can be exchange-traded or traded over-the-counter (OTC). AIG generally values exchange-traded derivatives such as futures and options using quoted prices in active markets for identical derivatives at the balance sheet date.

    OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. AIG generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

    Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When AIG does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. AIG will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives

    Certain variable annuity and equity-indexed annuity and life contracts contain embedded policy derivatives that AIG bifurcates from the host contracts and accounts for separately at fair value, with changes in fair value recognized in earnings. AIG concluded these contracts contain (i) written option guarantees on minimum accumulation value, (ii) a series of written options that guarantee withdrawals from the highest anniversary value within a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives that must be bifurcated.

    The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on AIG's historical experience.

    With respect to embedded policy derivatives in AIG's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior. With respect to embedded policy derivatives in AIG's equity-indexed annuity and life contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions. These methodologies incorporate an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

    AIG also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity and equity- indexed annuity and life contracts. Historically, the expected cash flows were discounted using the interest rate swap curve (swap curve), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve was adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. During the fourth quarter of 2010, AIG revised the non-performance risk adjustment to reflect a market participant's view of SunAmerica's claims paying ability. As a result, in 2010, AIG incorporated an additional spread to the swap curve used to value embedded policy derivatives, thereby reducing the fair value of the embedded derivative liabilities by $336 million, which is partially offset by $173 million of DAC amortization.

AIGFP's Super Senior Credit Default Swap Portfolio

    Included in Global Capital Markets is the remaining derivatives portfolio of AIGFP. AIG values AIGFP's CDS transactions written on the super senior risk layers of designated pools of debt securities or loans using internal valuation models, third-party price estimates and market indices. The principal market was determined to be the market in which super senior credit default swaps of this type and size would be transacted, or have been transacted, with the greatest volume or level of activity. AIG has determined that the principal market participants, therefore, would consist of other large financial institutions who participate in sophisticated over-the-counter derivatives markets. The specific valuation methodologies vary based on the nature of the referenced obligations and availability of market prices.

    The valuation of the super senior credit derivatives is challenging given the limitation on the availability of market observable information due to the lack of trading and price transparency in certain structured finance markets. These market conditions have increased the reliance on management estimates and judgments in arriving at an estimate of fair value for financial reporting purposes. Further, disparities in the valuation methodologies employed by market participants and the varying judgments reached by such participants when assessing volatile markets have increased the likelihood that the various parties to these instruments may arrive at significantly different estimates as to their fair values.

    AIG's valuation methodologies for the super senior credit default swap portfolio have evolved over time in response to market conditions and the availability of market observable information. AIG has sought to calibrate the methodologies to available market information and to review the assumptions of the methodologies on a regular basis.

    Regulatory capital portfolio:    In the case of credit default swaps written to facilitate regulatory capital relief, AIG estimates the fair value of these derivatives by considering observable market transactions. The transactions with the most observability are the early terminations of these transactions by counterparties. AIG continues to reassess the expected maturity of the portfolio. AIGFP has not been required to make any payments as part of terminations of super senior regulatory capital CDSs initiated by counterparties. However, during the second quarter of 2011, AIGFP terminated mezzanine tranches related to certain terminated super senior regulatory capital trades and made payments which approximated their fair values at the time of termination.

    The regulatory benefit of these transactions for AIGFP's financial institution counterparties is generally derived from the capital regulations promulgated by the Basel Committee on Banking Supervision, known as Basel I. In December 2010, the Basel Committee on Banking Supervision finalized a new framework for international capital and liquidity standards known as Basel III, which, when fully implemented, may reduce or eliminate the regulatory benefits to certain counterparties and thus may impact the period of time that such counterparties are expected to hold the positions. In assessing the fair value of the regulatory capital CDS transactions, AIG also considers other market data, to the extent relevant and available. For further discussion, see Note 12 herein.

    Multi-sector CDO portfolios:    AIG uses a modified version of the Binomial Expansion Technique (BET) model to value AIGFP's credit default swap portfolio written on super senior tranches of multi-sector CDOs of ABS. The BET model was developed in 1996 by a major rating agency to generate expected loss estimates for CDO tranches and derive a credit rating for those tranches, and remains widely used.

    AIG has adapted the BET model to estimate the price of the super senior risk layer or tranche of the CDO. AIG modified the BET model to imply default probabilities from market prices for the underlying securities and not from rating agency assumptions. To generate the estimate, the model uses the price estimates for the securities comprising the portfolio of a CDO as an input and converts those estimates to credit spreads over current LIBOR-based interest rates. These credit spreads are used to determine implied probabilities of default and expected losses on the underlying securities. This data is then aggregated and used to estimate the expected cash flows of the super senior tranche of the CDO.

    Prices for the individual securities held by a CDO are obtained in most cases from the CDO collateral managers, to the extent available. CDO collateral managers provided market prices for 61.7 percent of the underlying securities used in the valuation at December 31, 2011. When a price for an individual security is not provided by a CDO collateral manager, AIG derives the price through a pricing matrix using prices from CDO collateral managers for similar securities. Matrix pricing is a mathematical technique used principally to value debt securities without relying exclusively on quoted prices for the specific securities, but rather by relying on the relationship of the security to other benchmark quoted securities. Substantially all of the CDO collateral managers who provided prices used dealer prices for all or part of the underlying securities, in some cases supplemented by third-party pricing services.

    The BET model also uses diversity scores, weighted average lives, recovery rates and discount rates. AIG employs a Monte Carlo simulation to assist in quantifying the effect on the valuation of the CDO of the unique aspects of the CDO's structure such as triggers that divert cash flows to the most senior part of the capital structure. The Monte Carlo simulation is used to determine whether an underlying security defaults in a given simulation scenario and, if it does, the security's implied random default time and expected loss. This information is used to project cash flow streams and to determine the expected losses of the portfolio.

    In addition to calculating an estimate of the fair value of the super senior CDO security referenced in the credit default swaps using its internal model, AIG also considers the price estimates for the super senior CDO securities provided by third parties, including counterparties to these transactions, to validate the results of the model and to determine the best available estimate of fair value. In determining the fair value of the super senior CDO security referenced in the credit default swaps, AIG uses a consistent process that considers all available pricing data points and eliminates the use of outlying data points. When pricing data points are within a reasonable range an averaging technique is applied.

    Corporate debt/Collateralized loan obligation (CLO) portfolios:    In the case of credit default swaps written on portfolios of investment-grade corporate debt, AIG uses a mathematical model that produces results that are closely aligned with prices received from third parties. This methodology is widely used by other market participants and uses the current market credit spreads of the names in the portfolios along with the base correlations implied by the current market prices of comparable tranches of the relevant market traded credit indices as inputs. Given its unique attributes, one transaction, which had represented two percent of the total notional amount of the corporate debt portfolio as of the second quarter of 2011, was valued using third-party quotations. This transaction matured in the third quarter of 2011.

    AIG estimates the fair value of its obligations resulting from credit default swaps written on CLOs to be equivalent to the par value less the current market value of the referenced obligation. Accordingly, the value is determined by obtaining third-party quotations on the underlying super senior tranches referenced under the credit default swap contract.

Policyholder Contract Deposits

    Policyholder contract deposits accounted for at fair value are measured using an earnings approach by taking into consideration the following factors:

  •
  Current policyholder account values and related surrender charges;

  •
  The present value of estimated future cash inflows (policy fees) and outflows (benefits and maintenance expenses) associated with the product using risk neutral valuations, incorporating expectations about policyholder behavior, market returns and other factors; and

  •
  A risk margin that market participants would require for a market return and the uncertainty inherent in the model inputs.

    The change in fair value of these policyholder contract deposits is recorded as Policyholder benefits and claims incurred in the Consolidated Statement of Operations.

Other Long-Term Debt

    When fair value accounting has been elected, the fair value of non-structured liabilities is generally determined by using market prices from exchange or dealer markets, when available, or discounting expected cash flows using the appropriate discount rate for the applicable maturity. Such instruments are generally classified in Level 2 of the fair value hierarchy as substantially all inputs are readily observable. AIG determines the fair value of structured liabilities and hybrid financial instruments (where performance is linked to structured interest rates, inflation or currency risks) using the appropriate derivative valuation methodology (described above) given the nature of the embedded risk profile. Such instruments are classified in Level 2 or Level 3 depending on the observability of significant inputs to the model. In addition, adjustments are made to the valuations of both non-structured and structured liabilities to reflect AIG's own creditworthiness based on observable credit spreads of AIG.

Other Liabilities

    Other liabilities measured at fair value include certain securities sold under agreements to repurchase and certain securities and spot commodities sold but not yet purchased. Liabilities arising from securities sold under agreements to repurchase are generally treated as collateralized borrowings. AIG estimates the fair value of liabilities arising under these agreements by using market-observable interest rates. This methodology considers such factors as the coupon rate, yield curves and other relevant factors. Fair values for securities sold but not yet purchased are based on current market prices. Fair values of spot commodities sold but not yet purchased are based on current market prices of reference spot futures contracts traded on exchanges.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

The following table presents information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

December 31, 2011 (in millions)	Level 1	Level 2	Level 3	Counterparty Netting(a)	Cash Collateral(b)	Total

Assets:
Bonds available for sale:
U.S. government and government sponsored entities	$174	$5,904	$-	$-	$-	$6,078
Obligations of states, municipalities and political subdivisions	-	36,538	960	-	-	37,498
Non-U.S. governments	259	25,467	9	-	-	25,735
Corporate debt	-	142,883	1,935	-	-	144,818
RMBS	-	23,727	10,877	-	-	34,604
CMBS	-	3,991	3,955	-	-	7,946
CDO/ABS	-	3,082	4,220	-	-	7,302

Total bonds available for sale	433	241,592	21,956	-	-	263,981

Bond trading securities:
U.S. government and government sponsored entities	100	7,404	-	-	-	7,504
Obligations of states, municipalities and political subdivisions	-	257	-	-	-	257
Non-U.S. governments	-	35	-	-	-	35
Corporate debt	-	809	7	-	-	816
RMBS	-	1,345	303	-	-	1,648
CMBS	-	1,283	554	-	-	1,837
CDO/ABS	-	3,835	8,432	-	-	12,267

Total bond trading securities	100	14,968	9,296	-	-	24,364

Equity securities available for sale:
Common stock	3,294	70	57	-	-	3,421
Preferred stock	-	44	99	-	-	143
Mutual funds	55	5	-	-	-	60

Total equity securities available for sale	3,349	119	156	-	-	3,624

Equity securities trading	43	82	-	-	-	125
Mortgage and other loans receivable	-	106	1	-	-	107
Other invested assets(c)	12,549	1,709	6,618	-	-	20,876
Derivative assets:
Interest rate contracts	2	7,251	1,033	-	-	8,286
Foreign exchange contracts	-	143	2	-	-	145
Equity contracts	92	133	38	-	-	263
Commodity contracts	-	134	2	-	-	136
Credit contracts	-	-	89	-	-	89
Other contracts	29	462	250	-	-	741
Counterparty netting and cash collateral	-	-	-	(3,660)	(1,501)	(5,161)

Total derivative assets	123	8,123	1,414	(3,660)	(1,501)	4,499

Short-term investments(d)	2,309	3,604	-	-	-	5,913
Separate account assets	48,502	2,886	-	-	-	51,388

Total	$67,408	$273,189	$39,441	$(3,660)	$(1,501)	$374,877

Liabilities:
Policyholder contract deposits	$-	$-	$918	$-	$-	$918
Derivative liabilities:
Interest rate contracts	-	6,661	248	-	-	6,909
Foreign exchange contracts	-	178	-	-	-	178
Equity contracts	-	198	10	-	-	208
Commodity contracts	-	146	-	-	-	146
Credit contracts(e)	-	4	3,362	-	-	3,366
Other contracts	-	155	217	-	-	372
Counterparty netting and cash collateral	-	-	-	(3,660)	(2,786)	(6,446)

Total derivative liabilities	-	7,342	3,837	(3,660)	(2,786)	4,733

Other long-term debt(f)	-	10,258	508	-	-	10,766
Other liabilities(g)	193	714	-	-	-	907

Total	$193	$18,314	$5,263	$(3,660)	$(2,786)	$17,324

December 31, 2010 (in millions)	Level 1	Level 2	Level 3	Counterparty Netting(a)	Cash Collateral(b)	Total

Assets:
Bonds available for sale:
U.S. government and government sponsored entities	$142	$7,208	$-	$-	$-	$7,350
Obligations of states, municipalities and political subdivisions	4	46,007	609	-	-	46,620
Non-U.S. governments	719	16,084	5	-	-	16,808
Corporate debt	8	122,624	2,262	-	-	124,894
RMBS	-	13,441	6,367	-	-	19,808
CMBS	-	2,807	3,604	-	-	6,411
CDO/ABS	-	2,170	4,241	-	-	6,411

Total bonds available for sale	873	210,341	17,088	-	-	228,302

Bond trading securities:
U.S. government and government sponsored entities	339	6,563	-	-	-	6,902
Obligations of states, municipalities and political subdivisions	-	316	-	-	-	316
Non-U.S. governments	-	125	-	-	-	125
Corporate debt	-	912	-	-	-	912
RMBS	-	1,837	91	-	-	1,928
CMBS	-	1,572	506	-	-	2,078
CDO/ABS	-	4,490	9,431	-	-	13,921

Total bond trading securities	339	15,815	10,028	-	-	26,182

Equity securities available for sale:
Common stock	3,577	61	61	-	-	3,699
Preferred stock	-	423	64	-	-	487
Mutual funds	316	79	-	-	-	395

Total equity securities available for sale	3,893	563	125	-	-	4,581

Equity securities trading	6,545	106	1	-	-	6,652
Mortgage and other loans receivable	-	143	-	-	-	143
Other invested assets(c)	12,281	1,661	7,414	-	-	21,356
Derivative assets:
Interest rate contracts	1	13,146	1,057	-	-	14,204
Foreign exchange contracts	14	172	16	-	-	202
Equity contracts	61	233	65	-	-	359
Commodity contracts	-	69	23	-	-	92
Credit contracts	-	2	377	-	-	379
Other contracts	8	923	144	-	-	1,075
Counterparty netting and cash collateral	-	-	-	(6,298)	(4,096)	(10,394)

Total derivative assets	84	14,545	1,682	(6,298)	(4,096)	5,917

Short-term investments(d)	5,401	18,459	-	-	-	23,860
Separate account assets	51,607	2,825	-	-	-	54,432
Other assets	-	14	-	-	-	14

Total	$81,023	$264,472	$36,338	$(6,298)	$(4,096)	$371,439

December 31, 2010 (in millions)	Level 1	Level 2	Level 3	Counterparty Netting(a)	Cash Collateral(b)	Total

Liabilities:
Policyholder contract deposits	$-	$-	$445	$-	$-	$445
Derivative liabilities:
Interest rate contracts	-	9,387	325	-	-	9,712
Foreign exchange contracts	14	324	-	-	-	338
Equity contracts	-	286	43	-	-	329
Commodity contracts	-	68	-	-	-	68
Credit contracts(e)	-	5	4,175	-	-	4,180
Other contracts	-	52	256	-	-	308
Counterparty netting and cash collateral	-	-	-	(6,298)	(2,902)	(9,200)

Total derivative liabilities	14	10,122	4,799	(6,298)	(2,902)	5,735

Other long-term debt(f)	-	11,161	982	-	-	12,143
Other liabilities(g)	391	2,228	-	-	-	2,619

Total	$405	$23,511	$6,226	$(6,298)	$(2,902)	$20,942

(a)
Represents netting of derivative exposures covered by a qualifying master netting agreement.

(b)
Represents cash collateral posted and received. Securities collateral posted for derivative transactions that is reflected in Fixed maturity securities in the Consolidated Balance Sheet, and collateral received, not reflected in the Consolidated Balance Sheet, were $1.8 billion and $100 million, respectively, at December 31, 2011 and $1.4 billion and $109 million, respectively, at December 31, 2010.

(c)
Included in Level 1 are $12.4 billion and $11.1 billion at December 31, 2011 and December 31, 2010, respectively, of AIA shares publicly traded on the Hong Kong Stock Exchange. Approximately 3 percent and 5 percent of the fair value of the assets recorded as Level 3 relates to various private equity, real estate, hedge fund and fund-of-funds investments that are consolidated by AIG at December 31, 2011 and December 31, 2010, respectively. AIG's ownership in these funds represented 57.3 percent, or $0.7 billion, of Level 3 assets at December 31, 2011 and 68.6 percent, or $1.3 billion, of Level 3 assets at December 31, 2010.

(d)
Included in Level 2 is the fair value of $0.1 billion and $1.6 billion at December 31, 2011 and December 31, 2010, respectively, of securities purchased under agreements to resell.

(e)
Included in Level 3 is the fair value derivative liability of $3.2 billion and $3.7 billion at December 31, 2011 and December 31, 2010, respectively, on the AIGFP super senior credit default swap portfolio.

(f)
Includes GIAs, notes, bonds, loans and mortgages payable.

(g)
Included in Level 2 is the fair value of $0.6 billion, $144 million and $6 million at December 31, 2011 of securities sold under agreements to repurchase, securities and spot commodities sold but not yet purchased and trust deposits and deposits due to banks and other depositors, respectively. Included in Level 2 is the fair value of $2.1 billion, $94 million and $15 million at December 31, 2010 of securities sold under agreements to repurchase, securities and spot commodities sold but not yet purchased and trust deposits and deposits due to banks and other depositors, respectively.

TRANSFERS OF LEVEL 1 AND LEVEL 2 ASSETS AND LIABILITIES

    AIG's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the year ended December 31, 2011, AIG transferred certain assets from Level 1 to Level 2, including approximately $1.2 billion of investments in securities issued by the U.S. government that are no longer actively traded and approximately $1.2 billion of investments in securities issued by Non-U.S. governments. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. AIG had no significant transfers from Level 2 to Level 1 during the twelve months ended December 31, 2011.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS

The following tables present changes during 2011 and 2010 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the Consolidated Statement of Operations, during 2011 and 2010 related to the Level 3 assets and liabilities that remained in the Consolidated Balance Sheet at December 31, 2011 and 2010:

(in millions)	Fair value Beginning of Year(a)	Net Realized and Unrealized Gains (Losses) Included in Income	Accumulated Other Comprehensive Income	Purchases, Sales, Issuances and Settlements, Net	Gross Transfers in	Gross Transfers out	Fair value End of Year	Changes in Unrealized Gains (Losses) Included in Income on Instruments Held at End of Year

December 31, 2011
Assets:
Bonds available for sale:
Obligations of states, municipalities and political subdivisions	$609	$2	$112	$296	$17	$(76)	$960	$-
Non-U.S. governments	5	-	-	5	-	(1)	9	-
Corporate debt	2,262	11	(25)	171	2,480	(2,964)	1,935	-
RMBS	6,367	(50)	288	3,232	1,093	(53)	10,877	-
CMBS	3,604	(100)	239	207	134	(129)	3,955	-
CDO/ABS	4,241	73	142	(432)	852	(656)	4,220	-

Total bonds available for sale	17,088	(64)	756	3,479	4,576	(3,879)	21,956	-

Bond trading securities:
Corporate debt	-	-	-	(11)	18	-	7	1
RMBS	91	(27)	-	239	-	-	303	(28)
CMBS	506	92	-	(95)	292	(241)	554	87
CDO/ABS	9,431	(660)	-	(323)	48	(64)	8,432	(677	)(b)

Total bond trading securities	10,028	(595)	-	(190)	358	(305)	9,296	(617)

Equity securities available for sale:
Common stock	61	28	(4)	(40)	18	(6)	57	-
Preferred stock	64	(1)	32	(1)	5	-	99	-
Mutual funds	-	-	-	(6)	6	-	-	-

Total equity securities available for sale	125	27	28	(47)	29	(6)	156	-

Equity securities trading	1	-	-	(1)	-	-	-	-
Mortgage and other loans receivable	-	-	-	1	-	-	1	-
Other invested assets	7,414	(10)	139	(739)	251	(437)	6,618	2

Total	$34,656	$(642)	$923	$2,503	$5,214	$(4,627)	$38,027	$(615)

Liabilities:
Policyholder contract deposits	$(445)	$(429)	$-	$(44)	$-	$-	$(918)	$508
Derivative liabilities, net:
Interest rate contracts	732	46	-	(2)	30	(21)	785	(90)
Foreign exchange contracts	16	(11)	-	(5)	2	-	2	1
Equity contracts	22	(16)	-	41	(7)	(12)	28	(15)
Commodity contracts	23	1	-	(22)	-	-	2	(1)
Credit contracts	(3,798)	332	-	193	-	-	(3,273)	493
Other contracts	(112)	(14)	(51)	74	(30)	166	33	(98)

Total derivative liabilities, net	(3,117)	338	(51)	279	(5)	133	(2,423)	290

Other long-term debt(c)	(982)	(60)	-	555	(21)	-	(508)	(135)

Total	$(4,544)	$(151)	$(51)	$790	$(26)	$133	$(3,849)	$663

(in millions)	Fair value Beginning of Year(a)	Net Realized and Unrealized Gains (Losses) Included in Income	Accumulated Other Comprehensive Income	Purchases, Sales, Issuances and Settlements, Net	Net Transfers	Activity of Discontinued Operations	Fair value End of Year	Changes in Unrealized Gains (Losses) Included in Income on Instruments Held at End of Year

December 31, 2010
Assets:
Bonds available for sale:
Obligations of states, municipalities and political subdivisions	$613	$(59)	$5	$(121)	$171	$-	$609	$-
Non-U.S. governments	753	-	3	29	(39)	(741)	5	-
Corporate debt	4,791	(44)	122	(322)	(1,813)	(472)	2,262	-
RMBS	6,654	(700)	1,847	(2,497)	1,106	(43)	6,367	-
CMBS	4,939	(801)	2,055	(668)	146	(2,067)	3,604	-
CDO/ABS	4,724	110	605	(667)	(19)	(512)	4,241	-

Total bonds available for sale	22,474	(1,494)	4,637	(4,246)	(448)	(3,835)	17,088	-

Bond trading securities:
U.S. government and government sponsored entities	16	-	-	-	-	(16)	-	-
Non-U.S. governments	56	-	-	(32)	(11)	(13)	-	-
Corporate debt	121	(3)	-	(7)	-	(111)	-	(6)
RMBS	4	(24)	-	(7)	118	-	91	(19)
CMBS	325	50	-	19	210	(98)	506	146
CDO/ABS	6,865	2,876	-	(144)	4	(170)	9,431	1,407 (b)

Total bond trading securities	7,387	2,899	-	(171)	321	(408)	10,028	1,528

Equity securities available for sale:
Common stock	35	(2)	38	4	(5)	(9)	61	-
Preferred stock	54	(5)	6	8	1	-	64	-
Mutual funds	6	-	3	11	(2)	(18)	-	-

Total equity securities available for sale	95	(7)	47	23	(6)	(27)	125	-

Equity securities trading	8	-	-	1	-	(8)	1	-
Other invested assets	6,910	355	149	(1,075)	1,474	(399)	7,414	(516)
Other assets	270	-	-	(270)	-	-	-	-
Separate account assets	1	-	-	-	-	(1)	-	-

Total	$37,145	$1,753	$4,833	$(5,738)	$1,341	$(4,678)	$34,656	$1,012

Liabilities:
Policyholder contract deposits	$(5,214)	$175	$-	$(544)	$-	$5,138	$(445)	$(609)
Derivative liabilities, net:
Interest rate contracts	(1,469)	(20)	-	1,230	991	-	732	(61)
Foreign exchange contracts	29	7	-	(2)	-	(18)	16	9
Equity contracts	74	(27)	-	(44)	20	(1)	22	(4)
Commodity contracts	22	3	-	(2)	-	-	23	3
Credit contracts	(4,545)	880	-	(131)	(2)	-	(3,798)	993
Other contracts	(176)	(61)	-	69	49	7	(112)	(86)

Total derivatives liabilities, net	(6,065)	782	-	1,120	1,058	(12)	(3,117)	854

Other long-term debt(c)	(881)	(237)	-	743	(607)	-	(982)	(275)

Total	$(12,160)	$720	$-	$1,319	$451	$5,126	$(4,544)	$(30)

(a)
Total Level 3 derivative exposures have been netted in these tables for presentation purposes only.

(b)
In 2011, AIG made revisions to the presentation to include income from ML III. The prior periods have been revised to conform to the current period presentation.

(c)
Includes GIAs, notes, bonds, loans and mortgages payable.

Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the Consolidated Statement of Operations as follows:

(in millions)	Net Investment Income	Net Realized Capital Gains (Losses)	Other Income	Policyholder Benefits and Claims Incurred	Total

December 31, 2011
Bonds available for sale	$638	$(717)	$15	$-	$(64)
Bond trading securities	(634)	4	35	-	(595)
Equity securities available for sale	-	27	-	-	27
Other invested assets	23	(84)	51	-	(10)
Policyholder contract deposits	-	(499)	70	-	(429)
Derivative liabilities, net	2	13	323	-	338
Other long-term debt	-	-	(60)	-	(60)

December 31, 2010
Bonds available for sale	$321	$(1,832)	$17	$-	$(1,494)
Bond trading securities	2,282	39	578	-	2,899
Equity securities available for sale	-	(7)	-	-	(7)
Other invested assets	581	(271)	45	-	355
Policyholder contract deposits	-	419	76	(320)	175
Derivative liabilities, net	-	260	522	-	782
Other long-term debt	-	-	(237)	-	(237)

The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above:

(in millions)	Purchases	Sales	Settlements	Purchases, Sales, Issuances and Settlements, Net(a)

December 31, 2011
Assets:
Bonds available for sale:
Obligations of states, municipalities and political subdivisions	$305	$(4)	$(5)	$296
Non-U.S. governments	4	(2)	3	5
Corporate debt	497	(27)	(299)	171
RMBS	4,932	(205)	(1,495)	3,232
CMBS	470	(34)	(229)	207
CDO/ABS	1,067	(1)	(1,498)	(432)

Total bonds available for sale	7,275	(273)	(3,523)	3,479

Bond trading securities:
Corporate debt	-	-	(11)	(11)
RMBS	305	(1)	(65)	239
CMBS	221	(207)	(109)	(95)
CDO/ABS	331	(304)	(350)	(323)

Total bond trading securities	857	(512)	(535)	(190)

Equity securities available for sale:
Common stock	-	(31)	(9)	(40)
Preferred stock	-	-	(1)	(1)
Mutual funds	-	-	(6)	(6)

Total equity securities available for sale	-	(31)	(16)	(47)

Equity securities trading	-	-	(1)	(1)
Mortgage and other loans receivable	-	-	1	1
Other invested assets	718	(296)	(1,161)	(739)

Total assets	$8,850	$(1,112)	$(5,235)	$2,503

Liabilities:
Policyholder contract deposits	$-	$(70)	$26	$(44)
Derivative liabilities, net:
Interest rate contracts	-	-	(2)	(2)
Foreign exchange contracts	-	-	(5)	(5)
Equity contracts	43	-	(2)	41
Commodity contracts	-	-	(22)	(22)
Credit contracts	-	-	193	193
Other contracts	-	-	74	74

Total derivative liabilities, net	43	-	236	279

Other long-term debt(b)	-	-	555	555

Total liabilities	$43	$(70)	$817	$790

(a)
There were no issuances during year ended December 31, 2011.

(b)
Includes GIAs, notes, bonds, loans and mortgages payable.

    Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2011 and 2010 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

    AIG's policy is to transfer assets and liabilities into Level 3 when a significant input cannot be corroborated with market observable data. This may include circumstances in which market activity has dramatically decreased and transparency to underlying inputs cannot be observed, current prices are not available and substantial price variances in quotations among market participants exist.

    In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement. AIG's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, AIG considers factors specific to the asset or liability.

    AIG's policy is to record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. As a result, the Net realized and unrealized gains (losses) included in income or other comprehensive income and as shown in the table above excludes $68 million of net losses related to assets and liabilities transferred into Level 3 during 2011, and includes $45 million of net gains related to assets and liabilities transferred out of Level 3 during 2011.

Transfers of Level 3 Assets

    During the year ended December 31, 2011, transfers into Level 3 included certain RMBS, CMBS, ABS, private placement corporate debt and certain private equity funds and hedge funds. The transfers into Level 3 of investments in certain RMBS, CMBS and certain ABS were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The downward credit migration in part reflected AIG's move to using composite credit ratings for these securities commencing in 2011, in order to reduce reliance on any single rating agency. Transfers into Level 3 for private placement corporate debt and certain other ABS were primarily the result of AIG adjusting matrix pricing information downward to better reflect the additional risk premium associated with those securities that AIG believes was not captured in the matrix. Certain private equity funds and hedge funds were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting, consistent with the changes to AIG's ownership and lack of ability to exercise significant influence over the respective investments. Other private equity funds and hedge funds transferred into Level 3 represented interests in hedge funds carried at fair value with limited market activity due to fund-imposed redemption restrictions.

    Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. In addition, transfers out of Level 3 also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of AIG's ownership interest. During the year ended December 31, 2011, transfers out of Level 3 primarily related to investments in private placement corporate debt, investments in certain CMBS and ABS and certain private equity funds and hedge funds. Transfers out of Level 3 for private placement corporate debt and for certain ABS were primarily the result of AIG using observable pricing information or a third party pricing quotation that appropriately reflects the fair value of those securities, without the need for adjustment based on AIG's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for certain CMBS and certain other ABS investments were primarily due to increased observations of market transactions and price information for those securities. Certain private equity funds and hedge funds were transferred out of Level 3 due to these investments no longer being carried at fair value, based on AIG's use of the equity method of accounting consistent with the changes to AIG's ownership and ability to exercise significant influence over the respective investments.

Transfers of Level 3 Liabilities

    During the year ended December 31, 2011, there were no significant transfers into Level 3 liabilities. As AIG presents carrying values of its derivative positions on a net basis in the table above, transfers out of Level 3 liabilities, which totaled approximately $133 million for the year ended December 31, 2011, primarily related to certain derivative assets transferred into Level 3 because of the lack of observable inputs on certain forward commitments. Other transfers out of Level 3 liabilities were due to movement in market variables.

    AIG uses various hedging techniques to manage risks associated with certain positions, including those classified within Level 3. Such techniques may include the purchase or sale of financial instruments that are classified within Level 1 and/or Level 2. As a result, the realized and unrealized gains (losses) for assets and liabilities classified within Level 3 presented in the table above do not reflect the related realized or unrealized gains (losses) on hedging instruments that are classified within Level 1 and/or Level 2.

INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE

The following table includes information related to AIG's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, AIG uses the net asset value per share as a practical expedient to measure fair value.

		December 31, 2011		December 31, 2010
(in millions)	Investment Category Includes	Fair Value Using Net Asset Value	Unfunded Commitments	Fair Value Using Net Asset Value	Unfunded Commitments

Investment Category
Private equity funds:
Leveraged buyout	Debt and/or equity investments made as part of a transaction in which assets of mature companies are acquired from the current shareholders, typically with the use of financial leverage	$3,185	$945	$3,137	$1,151
Non-U.S.	Investments that focus primarily on Asian and European based buyouts, expansion capital, special situations, turnarounds, venture capital, mezzanine and distressed opportunities strategies	165	57	172	67
Venture capital	Early-stage, high-potential, growth companies expected to generate a return through an eventual realization event, such as an initial public offering or sale of the company	316	39	325	42
Distressed	Securities of companies that are already in default, under bankruptcy protection, or troubled	182	42	258	67
Other	Real estate, energy, multi-strategy, mezzanine, and industry-focused strategies	252	98	373	147

Total private equity funds		4,100	1,181	4,265	1,474

		December 31, 2011		December 31, 2010
(in millions)	Investment Category Includes	Fair Value Using Net Asset Value	Unfunded Commitments	Fair Value Using Net Asset Value		Unfunded Commitments

Hedge funds:
Event-driven	Securities of companies undergoing material structural changes, including mergers, acquisitions and other reorganizations	774	2	1,310		2
Long-short	Securities that the manager believes are undervalued, with corresponding short positions to hedge market risk	927	-	1,038		-
Relative value	Funds that seek to benefit from market inefficiencies and value discrepancies between related investments	52	-	230		-
Distressed	Securities of companies that are already in default, under bankruptcy protection or troubled	272	10	369		20
Other	Non-U.S. companies, futures and commodities, macro and multi-strategy and industry-focused strategies	748	-	708		-

Total hedge funds		2,773	12	3,655		22

Total		$6,873	$1,193	$7,920	*	$1,496

*
Includes investments of entities classified as held for sale of $415 million at December 31, 2010.

    At December 31, 2011, private equity fund investments included above are not redeemable during the lives of the funds and have expected remaining lives that extend in some cases more than 10 years. At that date, 32 percent of the total above had expected remaining lives of less than three years, 55 percent between three and seven years and 13 percent between seven and 10 years. Expected lives are based upon legal maturity, which can be extended at the fund manager's discretion, typically in one-year increments.

    At December 31, 2011, hedge fund investments included above are redeemable monthly (9 percent), quarterly (53 percent), semi-annually (10 percent) and annually (28 percent), with redemption notices ranging from 1 day to 180 days. More than 79 percent require redemption notices of less than 90 days. Investments representing approximately 47 percent of the value of the hedge fund investments cannot be redeemed, either in whole or in part, because the investments include various restrictions. The majority of these restrictions were put in place prior to 2009 and do not have stated end dates. The restrictions that have pre-defined end dates are generally expected to be lifted by the end of 2012. The partial restrictions relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid. In order to treat investors fairly and to accommodate subsequent subscription and redemption requests, the fund manager isolates these illiquid assets from the rest of the fund until the assets become liquid.

FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

    AIG also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments, life settlement contracts, flight equipment primarily under operating leases, collateral securing foreclosed loans and real estate and other fixed assets, goodwill and other intangible assets. AIG uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

  •
  Cost and Equity-Method Investments:    When AIG determines that the carrying value of these assets may not be recoverable, AIG records the assets at fair value with the loss recognized in earnings. In such cases, AIG measures the fair value of these assets using the techniques discussed above in Valuation Methodologies of Financial Instruments Measured at Fair Value — Other Invested Assets.

  •
  Life Settlement Contracts:    AIG measures the fair value of individual life settlement contracts (which are included in Other invested assets) whenever the carrying value plus the undiscounted future costs that are expected to be incurred to keep the life settlement contract in force exceed the expected proceeds from the contract. In those situations, the fair value is determined on a discounted cash flow basis, incorporating current life expectancy assumptions. The discount rate incorporates current information about market interest rates, the credit exposure to the insurance company that issued the life settlement contract and AIG's estimate of the risk margin an investor in the contracts would require.

  •
  Flight Equipment Primarily Under Operating Leases:    AIG evaluates quarterly the need to perform a recoverability assessment of held for use aircraft considering applicable accounting requirements and performs this assessment at least annually for all aircraft in the fleet. When AIG determines that the carrying value of its commercial aircraft may not be recoverable, AIG records the aircraft at fair value with the loss recognized in earnings. The impairment assessment involves a two-step process in which an initial assessment for potential impairment is performed whenever events or changes in circumstances indicate an aircraft's carrying amount may not be recoverable. If potential impairment is present, undiscounted cash flows are compared to the carrying value and, in the event of a cash flow shortfall, the amount of impairment is measured and recorded. AIG measures the fair value of its commercial aircraft using an income approach based on the present value of all cash flows from existing contractual and projected lease payments for the period extending to the end of the aircraft's economic life in its highest and best use configuration, plus its disposition value based on expectations of a market participant.

  •
  Collateral Securing Foreclosed Loans on Real Estate and Other Fixed Assets:    When AIG takes collateral in connection with foreclosed loans, AIG generally bases its estimate of fair value on the price that would be received in a current transaction to sell the asset by itself, by reference to observable transactions for similar assets.

  •
  Goodwill:    AIG tests goodwill for impairment annually or more frequently whenever events or changes in circumstances indicate the carrying amount of goodwill may not be recoverable. When AIG determines that goodwill may be impaired, AIG uses techniques including market-based earning multiples of peer companies, discounted expected future cash flows, appraisals, or, in the case of reporting units being considered for sale, third-party indications of fair value of the reporting unit, if available, to determine the amount of any impairment.

  •
  Long-Lived Assets:    AIG tests its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of a long-lived asset may not be recoverable. AIG measures the fair value of long-lived assets based on an in-use premise that considers the same factors used to estimate the fair value of its real estate and other fixed assets under an in-use premise.

  •
  Businesses Held for Sale:    When AIG determines that a business qualifies as held for sale and AIG's carrying amount is greater than the expected sale price less cost to sell, AIG records an impairment loss for the difference.

    See Note 2 herein for additional information about how AIG tests various asset classes for impairment.

The following table presents assets (held as of the dates presented, but excluding discontinued operations) measured at fair value on a non-recurring basis at the time of impairment and the related impairment charges recorded during the periods presented:

	Assets at Fair Value				Impairment Charges
	Non-Recurring Basis				December 31,
(in millions)	Level 1	Level 2	Level 3	Total	2011	2010	2009

December 31, 2011
Goodwill	$-	$-	$-	$-	$-	$-	$693
Investment real estate	-	-	457	457	18	604	1,198
Other investments	-	-	2,199	2,199	639	323	908
Aircraft*	-	-	1,683	1,683	1,693	1,614	51
Other assets	-	-	4	4	3	5	225

Total	$-	$-	$4,343	$4,343	$2,353	$2,546	$3,075

December 31, 2010
Investment real estate	$-	$-	$1,588	$1,588
Other investments	-	4	2,388	2,392
Aircraft	-	-	4,224	4,224
Other assets	-	-	2	2

Total	$-	$4	$8,202	$8,206

*
Aircraft impairment charges include fair value adjustments on aircraft.

    Impairment charges shown above for the 12 months ended December 31, 2010 exclude a $4.6 billion of goodwill impairment charges associated with the sales of ALICO and AIG Star and AIG Edison, all of which are reported in discontinued operations.

    During 2009, AIG recognized goodwill impairment charges primarily in the Institutional Asset Management business. These impairment charges related to a significant decline in certain consolidated warehoused investments as well as the consideration of recent transaction activity. AIG also recognized impairment charges related to certain investment real estate, proprietary real estate, private equity investments and other long-lived assets.

FAIR VALUE OPTION

    Under the fair value option, AIG may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be carried at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The following table presents the gains or losses recorded related to the eligible instruments for which AIG elected the fair value option:

Years Ended December 31,	Gain (Loss)
(in millions)	2011	2010	2009

Assets:
Mortgage and other loans receivable	$11	$53	$(6)
Bonds and equity securities	1,273	2,060	2,513
Trading – ML II interest	42	513	(25)
Trading – ML III interest	(646)	1,792	419
Securities purchased under agreements to resell	34	1	(8)
Retained interest in AIA	1,289	(638)	-
Short-term investments and other invested assets and Other assets	1	(40)	(32)

Liabilities:
Policyholder contract deposits	-	(320)	(1,121)
Securities sold under agreements to repurchase	(62)	14	(73)
Securities and spot commodities sold but not yet purchased	(4)	(21)	(148)
Other long-term debt(a)	(966)	(1,595)	2,482
Other liabilities	(1)	(1)	(173)

Total gain(b)	$971	$1,818	$3,828

(a)
Includes GIAs, notes, bonds, loans and mortgages payable.

(b)
Excludes discontinued operations. For instruments required to be carried at fair value, AIG recognized gains of $1.3 billion, $4.9 billion and $3.8 billion for the years ended December 31, 2011, 2010 and 2009, respectively, that were primarily due to changes in the fair value of derivatives, trading securities and certain other invested assets for which the fair value option was not elected.

    Interest income and expense and dividend income on assets and liabilities elected under the fair value option are recognized and classified in the Consolidated Statement of Operations depending on the nature of the instrument and related market conventions. For Direct Investment book-related activity, interest, dividend income and interest expense are included in Other income. Otherwise, interest and dividend income are included in Net investment income in the Consolidated Statement of Operations. Gains and losses on AIG's Maiden Lane Interests are recorded in Net investment income. See Note 2(a) herein for additional information about AIG's policies for recognition, measurement, and disclosure of interest and dividend income and interest expense.

    During 2011, 2010 and 2009, AIG recognized gains of $420 million and losses of $779 million and $86 million, respectively, attributable to the observable effect of changes in credit spreads on AIG's own liabilities for which the fair value option was elected. AIG calculates the effect of these credit spread changes using discounted cash flow techniques that incorporate current market interest rates, AIG's observable credit spreads on these liabilities and other factors that mitigate the risk of nonperformance such as cash collateral posted.

The following table presents the difference between fair values and the aggregate contractual principal amounts of mortgage and other loans receivable and long-term borrowings for which the fair value option was elected:

	December 31, 2011			December 31, 2010
(in millions)	Fair Value	Outstanding Principal Amount	Difference	Fair Value	Outstanding Principal Amount	Difference

Assets:
Mortgage and other loans receivable	$107	$150	$(43)	$143	$203	$(60)
Liabilities:
Other long-term debt*	$10,766	$8,624	$2,142	$12,143	$10,508	$1,635

*
Includes GIAs, notes, bonds, loans and mortgages payable.

    At December 31, 2011 and 2010, there were no significant mortgage or other loans receivable for which the fair value option was elected that were 90 days or more past due or in non-accrual status.

FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE

    Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts and lease contracts) is discussed below:

  •
  Mortgage and other loans receivable:    Fair values of loans on real estate and other loans receivable were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates that AIG believes market participants would use in determining the price that they would pay for such assets. For certain loans, AIG's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rates that market participants would use. The fair values of policy loans are generally estimated based on unpaid principal amount as of each reporting date or, in some cases, based on the present value of the loans using a discounted cash flow model. No consideration is given to credit risk as policy loans are effectively collateralized by the cash surrender value of the policies.

  •
  Other Invested Assets:    The majority of Other invested assets that are not measured at fair value represent investments in life settlement contracts. The fair value of life settlement contracts included in Other invested assets is determined on a discounted cash flow basis, incorporating current life expectancy assumptions.

  •
  Cash and short-term investments:    The carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

  •
  Policyholder contract deposits associated with investment-type contracts:    Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rate (if available) or current risk-free interest rate consistent with the currency in which the cash flows are denominated.

  •
  Long-term debt:    Fair values of these obligations were determined for disclosure purposes by reference to quoted market prices, where available and appropriate, or discounted cash flow calculations based upon AIG's current market-observable implicit-credit-spread rates for similar types of borrowings with maturities consistent with those remaining for the debt being valued.

The following table presents the carrying value and estimated fair value of AIG's financial instruments not measured at fair value:

	December 31, 2011		December 31, 2010
(in millions)	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Assets:
Mortgage and other loans receivable	$19,382	$20,494	$20,094	$20,285
Other invested assets	4,701	3,390	4,405	3,644
Short-term investments	16,659	16,657	19,878	19,878
Cash	1,474	1,474	1,558	1,558
Liabilities:
Policyholder contract deposits associated with investment-type contracts	106,950	122,125	102,585	112,710
Long-term debt (including FRBNY Credit Facility)	64,487	61,295	94,318	93,745

INVESTMENTS	12 Months Ended
Dec. 31, 2011
INVESTMENTS
INVESTMENTS

7. INVESTMENTS

SECURITIES AVAILABLE FOR SALE AND OTHER INVESTED ASSETS CARRIED AT FAIR VALUE

The following table presents the amortized cost or cost and fair value of AIG's available for sale securities and other invested assets carried at fair value:

(in millions)	Amortized Cost or Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI(a)

December 31, 2011
Bonds available for sale:
U.S. government and government sponsored entities	$5,661	$418	$(1)	$6,078	$-
Obligations of states, municipalities and political subdivisions	35,017	2,554	(73)	37,498	(28)
Non-U.S. governments	24,568	1,269	(102)	25,735	-
Corporate debt	134,974	11,569	(1,725)	144,818	115
Mortgage-backed, asset-backed and collateralized:
RMBS	34,780	1,387	(1,563)	34,604	(716)
CMBS	8,449	470	(973)	7,946	(276)
CDO/ABS	7,321	454	(473)	7,302	49

Total mortgage-backed, asset-backed and collateralized	50,550	2,311	(3,009)	49,852	(943)

Total bonds available for sale(b)	250,770	18,121	(4,910)	263,981	(856)

Equity securities available for sale:
Common stock	1,682	1,839	(100)	3,421	-
Preferred stock	83	60	-	143	-
Mutual funds	55	6	(1)	60	-

Total equity securities available for sale	1,820	1,905	(101)	3,624	-

Other invested assets carried at fair value(c)	5,155	1,611	(269)	6,497	-

Total	$257,745	$21,637	$(5,280)	$274,102	$(856)

December 31, 2010
Bonds available for sale:
U.S. government and government sponsored entities	$7,239	$184	$(73)	$7,350	$-
Obligations of states, municipalities and political subdivisions	45,297	1,725	(402)	46,620	2
Non-U.S. governments	16,142	741	(75)	16,808	(28)
Corporate debt	117,367	8,725	(1,198)	124,894	99
Mortgage-backed, asset-backed and collateralized:
RMBS	20,661	700	(1,553)	19,808	(648)
CMBS	7,320	240	(1,149)	6,411	(218)
CDO/ABS	6,643	402	(634)	6,411	32

Total mortgage-backed, asset-backed and collateralized	34,624	1,342	(3,336)	32,630	(834)

Total bonds available for sale(b)	220,669	12,717	(5,084)	228,302	(761)

Equity securities available for sale:
Common stock	1,820	1,931	(52)	3,699	-
Preferred stock	400	88	(1)	487	-
Mutual funds	351	46	(2)	395	-

Total equity securities available for sale	2,571	2,065	(55)	4,581	-

Other invested assets carried at fair value(c)	5,392	1,256	(60)	6,588	-

Total(d)	$228,632	$16,038	$(5,199)	$239,471	$(761)

(a)
Represents the amount of other-than-temporary impairment losses recognized in Accumulated other comprehensive income. This amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(b)
At December 31, 2011 and 2010, bonds available for sale held by AIG that were below investment grade or not rated totaled $24.2 billion and $18.6 billion, respectively.

(c)
Represents private equity and hedge fund investments carried at fair value for which unrealized gains and losses are required to be recognized in other comprehensive income.

(d)
Excludes $80.5 billion of available for sale securities at fair value from businesses held for sale at December 31, 2010. Net unrealized gain attributable to businesses held for sale totaled $604 million at December 31, 2010. See Note 4 herein.

    During 2011, Chartis entered into financing transactions using municipal bonds to support statutory capital by generating taxable income. In these transactions, certain available for sale high grade municipal bonds were loaned to counterparties, primarily commercial banks and brokerage firms, who receive the tax-exempt income from the bonds. In return, the counterparties are required to pay Chartis an income stream equal to the bond coupon of the loaned securities, plus a fee. To secure their borrowing of the securities, counterparties are required to post liquid collateral (such as high quality fixed maturity securities and cash) equal to at least 102 percent of the fair value of the loaned securities to third-party custodians for Chartis' benefit in the event of default by the counterparties. The collateral is maintained in a third-party custody account and is adjusted daily based on daily fair value measurements from a third-party pricing source. Chartis is not permitted to sell, repledge or otherwise control the collateral unless an event of default by the counterparties occurs. At the termination of these transactions, Chartis and its counterparties are obligated to return the collateral maintained in the third-party custody account and the identical municipal bonds loaned, respectively. These transactions are accounted for as secured financing arrangements. Under these secured financing arrangements, securities available for sale with a fair value of $2.3 billion at December 31, 2011 were loaned to counterparties against collateral equal to at least 102 percent of the fair value of the loaned securities.

Unrealized Losses on Securities Available for Sale

The following table summarizes the fair value and gross unrealized losses on AIG's available for sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

December 31, 2011
Bonds available for sale:
U.S. government and government sponsored entities	$142	$1	$-	$-	$142	$1
Obligations of states, municipalities and political subdivisions	174	1	669	72	843	73
Non-U.S. governments	3,992	67	424	35	4,416	102
Corporate debt	18,099	937	5,907	788	24,006	1,725
RMBS	10,624	714	4,148	849	14,772	1,563
CMBS	1,697	185	1,724	788	3,421	973
CDO/ABS	1,680	50	1,682	423	3,362	473

Total bonds available for sale	36,408	1,955	14,554	2,955	50,962	4,910

Equity securities available for sale:
Common stock	608	100	-	-	608	100
Preferred stock	6	-	-	-	6	-
Mutual funds	2	1	-	-	2	1

Total equity securities available for sale	616	101	-	-	616	101

Total	$37,024	$2,056	$14,554	$2,955	$51,578	$5,011

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

December 31, 2010*
Bonds available for sale:
U.S. government and government sponsored entities	$2,142	$73	$-	$-	$2,142	$73
Obligations of states, municipalities and political subdivisions	9,300	296	646	106	9,946	402
Non-U.S. governments	1,427	34	335	41	1,762	75
Corporate debt	18,246	579	7,343	619	25,589	1,198
RMBS	4,461	105	6,178	1,448	10,639	1,553
CMBS	462	19	3,014	1,130	3,476	1,149
CDO/ABS	996	48	2,603	586	3,599	634

Total bonds available for sale	37,034	1,154	20,119	3,930	57,153	5,084

Equity securities available for sale:
Common stock	576	52	-	-	576	52
Preferred stock	11	1	-	-	11	1
Mutual funds	65	2	-	-	65	2

Total equity securities available for sale	652	55	-	-	652	55

Total	$37,686	$1,209	$20,119	$3,930	$57,805	$5,139

*
Excludes fixed maturity and equity securities of businesses held for sale. See Note 4 herein.

    At December 31, 2011, AIG held 7,582 and 304 individual fixed maturity and equity securities, respectively, that were in an unrealized loss position, of which 2,045 individual securities were in a continuous unrealized loss position for longer than 12 months. AIG did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2011, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

Contractual Maturities of Securities Available for Sale

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity:

December 31, 2011	Total Fixed Maturity Available for Sale Securities		Fixed Maturity Securities in a Loss Position
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Due in one year or less	$9,967	$10,101	$1,884	$1,866
Due after one year through five years	58,207	60,179	12,911	12,302
Due after five years through ten years	70,031	74,362	10,928	10,253
Due after ten years	62,015	69,487	5,585	4,986
Mortgage-backed, asset-backed and collateralized	50,550	49,852	24,564	21,555

Total	$250,770	$263,981	$55,872	$50,962

    Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

TRADING SECURITIES

The following table presents the fair value of AIG's trading securities:

	December 31, 2011		December 31, 2010
(in millions)	Fair Value	Percent of Total	Fair Value	Percent of Total

Fixed Maturities:
U.S. government and government sponsored entities	$7,504	31%	$6,902	21%
Non-U.S. governments	35	-	125	-
Corporate debt	816	3	912	3
State, territories and political subdivisions	257	1	316	1
Mortgage-backed, asset-backed and collateralized*:
RMBS	1,648	7	1,928	6
CMBS	1,837	7	2,078	6
CDO/ABS and other collateralized	5,282	22	6,331	19

Total mortgage-backed, asset-backed and collateralized	8,767	36	10,337	31
ML II	1,321	5	1,279	4
ML III	5,664	23	6,311	19

Total fixed maturities	24,364	99	26,182	79
Equity securities:
MetLife	-	-	6,494	20
All other	125	1	158	1

Total equity securities	125	1	6,652	21

Total	$24,489	100%	$32,834	100%

*
Primarily United Kingdom and European structured products.

OTHER INVESTED ASSETS

The following table summarizes Other invested assets:

December 31, (in millions)	2011	2010

Category:
Alternative investments(a)	$18,793	$19,463
Mutual funds	258	1,718
Investment real estate(b)	2,778	3,196
Aircraft asset investments(c)	1,100	1,381
Life settlement contracts	4,006	3,834
Retained interest in AIA	12,367	11,134
All other investments	1,442	1,484

Other invested assets	$40,744	$42,210

(a)
Includes hedge funds, private equity funds, affordable housing partnerships and other investment partnerships.

(b)
Net of accumulated depreciation of $428 million and $536 million in 2011 and 2010, respectively.

(c)
Consist primarily of SunAmerica investments in aircraft equipment held in trusts.

Investments in Life Settlement Contracts

    During 2011, 2010 and 2009, income recognized on life settlement contracts was $320 million, $213 million and $106 million, respectively, and is included in Net investment income in the Consolidated Statement of Operations. AIG's life settlement contracts reported above are monitored for impairment on a contract-by-contract basis quarterly. Impairment charges on life settlement contracts included in net realized capital gains (losses) totaled $312 million, $74 million, and $79 million in 2011, 2010 and 2009, respectively.

The following table presents further information regarding life settlement contracts:

	December 31, 2011
(dollars in millions)	Number of Contracts	Carrying Value	Face Value (Death Benefits)

Remaining Life Expectancy of Insureds:
0 - 1 year	6	$2	$4
1 - 2 years	43	20	32
2 - 3 years	108	78	165
3 - 4 years	208	232	528
4 - 5 years	274	232	616
Thereafter	5,262	3,442	16,755

Total	5,901	$4,006	$18,100

    At December 31, 2011, the anticipated life insurance premiums required to keep the life settlement contracts in force, payable in the next 12 months ending December 31, 2012 and the four succeeding years ending December 31, 2016 are $559 million, $573 million, $575 million, $581 million and $571 million, respectively.

Other Invested Assets – Carried at Fair Value

    All of the equity investments carried at fair value are subject to other-than-temporary impairment evaluation (see below for discussion on evaluating equity investments for other-than-temporary impairment). The gross unrealized loss recorded in Accumulated other comprehensive income on such investments was $269 million and $60 million at December 31, 2011 and 2010, respectively, the majority of which pertains to investments in private equity funds and hedge funds that have been in continuous unrealized loss position for less than 12 months.

Other Invested Assets – Equity Method Investments

    At December 31, 2011, AIG had a 33 percent interest in AIA, which AIG is accounting for under the fair value option. AIG's equity method investments include certain investment partnerships in which AIG holds in the aggregate a five percent or greater interest or in which AIG has more than a minor influence over the operations of the investee, and certain other strategic investments. Dividends received from AIG's other strategic investments were $17 million, $25 million and $12 million for the years ended December 31, 2011, 2010, and 2009, respectively. The undistributed earnings of other strategic investments in which AIG's ownership interest is less than 50 percent were $9 million, $8 million and $7 million at December 31, 2011, 2010, and 2009, respectively.

The following table presents the carrying value and ownership percentage of AIA and all other equity method investments:

	2011		2010
(in millions, except percentages)	Carrying Value	Ownership Percentage	Carrying Value	Ownership Percentage

AIA	$12,367	33%	$11,134	33%
All other equity method investments	9,026	Various	9,187	Various

Total	$21,393		$20,321

Summarized Financial Information of AIA

The following is summarized financial information of AIA:

Year Ended December 31,
(in millions)	2011

Operating results:
Total revenues	$13,802
Total expenses	(12,436)

Net income	$1,366

At December 31,
(in millions)	2011

Balance sheet:
Total assets	$112,673
Total liabilities	$(90,894)

    Substantially all of AIA's assets consist of financial investments and deferred acquisition and origination costs and substantially all of its liabilities consist of insurance and investment-contract-related liabilities.

    Summarized financial information for AIA was as of and for the year ended November 30, 2011. AIA was consolidated through October 28, 2010. As a result, comparable amounts for 2010 are not being presented.

Summarized Financial Information of Other Equity Method Investees

The following is the aggregated summarized financial information of AIG's other equity method investees:

Years Ended December 31, (in millions)	2011	2010	2009

Operating results:
Total revenues	$12,749	$14,079	$(15,160)
Total expenses	(3,530)	(3,812)	(6,312)

Net income (loss)	$9,219	$10,267	$(21,472)

At December 31, (in millions)	2011	2010

Balance sheet:
Total assets	$95,749	$100,156
Total liabilities	$(22,379)	$(23,343)

    Summarized financial information for these equity method investees may be presented on a lag, due to the unavailability of information for the investees at the respective balance sheet date, and is included for the periods in which AIG held an equity method ownership interest. Summarized financial information for entities that have been divested or are held-for-sale is not included in the table above.

NET INVESTMENT INCOME

The following table presents the components of Net investment income:

Years Ended December 31,
(in millions)	2011	2010	2009

Fixed maturity securities, including short-term investments	$11,814	$14,445	$14,535
Change in fair value of ML II	42	513	(25)
Change in fair value of ML III	(646)	1,792	419
Change in fair value of AIA securities	1,289	(638)	-
Change in fair value of MetLife securities prior to their sale	(157)	665	-
Equity securities	92	234	186
Interest on mortgage and other loans	1,065	1,268	1,347
Alternative investments*	1,213	1,602	4
Mutual funds	47	(25)	315
Real estate	107	126	139
Other investments	398	557	306

Total investment income before policyholder income and trading gains	15,264	20,539	17,226
Policyholder investment income and trading gains	-	886	2,305

Total investment income	15,264	21,425	19,531
Investment expenses	509	491	539

Net investment income	$14,755	$20,934	$18,992

*
Includes hedge funds, private equity funds and affordable housing partnerships.

NET REALIZED CAPITAL GAINS AND LOSSES

The following table presents the components of Net realized capital gains (losses) and the increase (decrease) in unrealized appreciation of AIG's available for sale securities:

Years Ended December 31, (in millions)	2011	2010	2009

Sales of fixed maturity securities	$1,913	$1,846	$849
Sales of equity securities	164	725	303
Other-than-temporary impairments:
Severity	(51)	(73)	(1,510)
Change in intent	(12)	(441)	(958)
Foreign currency declines	(32)	(63)	(112)
Issuer-specific credit events	(1,165)	(2,457)	(3,979)
Adverse projected cash flows	(20)	(5)	(137)
Provision for loan losses	48	(304)	(614)
Change in fair value of MetLife securities prior to the sale	(191)	315	-
Foreign exchange transactions	(96)	189	(616)
Derivative instruments	297	138	1,724
Other	(314)	(34)	(160)

Net realized capital gains (losses)	$541	$(164)	$(5,210)

Increase in unrealized appreciation of investments:
Fixed maturities	$5,578	$8,677	$29,803
Equity securities	(206)	473	2,352
Other investments	146	156	141

Increase in unrealized appreciation*	$5,518	$9,306	$32,296

*
Excludes net unrealized gains attributable to businesses held for sale of $604 million and $925 million at December 31, 2010 and December 31, 2009, respectively.

The following table presents the gross realized gains and gross realized losses from sales or redemptions of AIG's available for sale securities:

	Years Ended December 31,
	2011		2010		2009
(in millions)	Gross Realized Gains	Gross Realized Losses	Gross Realized Gains	Gross Realized Losses	Gross Realized Gains	Gross Realized Losses

Fixed maturities	$2,042	$129	$2,138	$292	$1,497	$648
Equity securities	199	35	811	86	516	213

Total	$2,241	$164	$2,949	$378	$2,013	$861

    For the year ended December 31, 2011, 2010 and 2009 the aggregate fair value of available for sale securities sold was $44.0 billion, $56.0 billion and $33.7 billion, respectively.

Evaluating Investments for Other-Than-Temporary Impairments

    On April 1, 2009, AIG adopted prospectively an accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements have significantly altered AIG's policies and procedures for determining impairment charges recognized through earnings. The new standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in Accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected (recovery value), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of Accumulated other comprehensive income (loss). AIG refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the standard.

Impairment Policy – Effective April 1, 2009 and Thereafter

Fixed Maturity Securities

    If AIG intends to sell a fixed maturity security or it is more likely than not that AIG will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

    For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, is charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments were taken (a component of Accumulated other comprehensive income (loss)).

    When assessing AIG's intent to sell a fixed maturity security, or whether it is more likely than not that AIG will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition AIG's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

    AIG considers severe price declines in its assessment of potential credit impairments. AIG may also modify its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

    In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, AIG generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

Credit Impairments

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by AIG(a):

(in millions)	Year Ended December 31, 2011	Year Ended December 31, 2010	Nine Months Ended December 31, 2009

Balance, beginning of year	$6,786	$7,803	$-
Increases due to:
Credit losses remaining in accumulated deficit related to the adoption of new other-than-temporary impairment standard	-	-	7,182
Credit impairments on new securities subject to impairment losses	235	627	550
Additional credit impairments on previously impaired securities	735	1,294	1,523
Reductions due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	(529)	(1,039)	(967)
Credit impaired securities for which there is a current intent or anticipated requirement to sell	-	(503)	-
Accretion on securities previously impaired due to credit(b)	(544)	(332)	(221)
Hybrid securities with embedded credit derivatives reclassified to Bond trading securities	(179)	(748)	-
Other(c)	-	(316)	(264)

Balance, end of year	$6,504	$6,786	$7,803

(a)
Includes structured, corporate, municipal and sovereign fixed maturity securities.

(b)
Represents accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities as well as the accretion due to the passage of time.

(c)
Reflects the deconsolidation of AIA and sale of ALICO and AGF in 2010.

    In assessing whether a credit impairment has occurred for a structured fixed maturity security, AIG performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

    When estimating future cash flows for a structured fixed maturity security (e.g., RMBS, CMBS, CDO, ABS) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

  •
  current delinquency rates;

  •
  expected default rates and the timing of such defaults;

  •
  loss severity and the timing of any recovery; and

  •
  expected prepayment speeds.

    For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

Equity Securities

    The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the accounting standard related to other-than-temporary impairments in the second quarter of 2009. AIG continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

  •
  the security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

  •
  a discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than the par value of their claims; or

  •
  AIG has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

    The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which AIG could not reasonably assert that the impairment period would be temporary (severity losses).

Other Invested Assets

    AIG's investments in private equity funds and hedge funds are evaluated for impairment similar to the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

    AIG's investments in life settlement contracts are monitored for impairment based on the underlying life insurance policies, with cash flows reported periodically. An investment in a life settlement contract is considered impaired if the undiscounted cash flows resulting from the expected proceeds from the insurance policy are less than the carrying amount of the investment plus anticipated continuing costs. If an impairment loss is recognized, the investment is written down to fair value. During 2011, Chartis implemented an enhanced process in which updated medical information on individual insured lives is requested on a routine basis. In cases where updated information indicates that an individual's health has improved, an impairment loss may arise as a result of revised estimates of net cash flows from the related contract. Chartis also revised the valuation table used to estimate future net cash flows. This had the general effect of decreasing the projected net cash flows on a number of contracts. These changes resulted in an increase in the number of life settlement contracts identified as potentially impaired.

    AIG's aircraft asset investments and investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, AIG compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

Purchased Credit Impaired (PCI) Securities

    Beginning the second quarter of 2011, AIG purchased certain RMBS securities that had experienced deterioration in credit quality since their issuance. Management determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at acquisition that AIG would not collect all contractually required payments, including both principal and interest and considering the effects of prepayments, for these PCI securities. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on management's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. Over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, the accretable yield and the non-accretable difference can change, as discussed further below.

    On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to AIG's policy for evaluating investments for other-than-temporary impairment. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

The following tables present information on AIG's PCI securities, which are included in bonds available for sale:

(in millions)	At Date of Acquisition

Contractually required payments (principal and interest)	$14,518
Cash flows expected to be collected*	11,520
Recorded investment in acquired securities	7,577

*
Represents undiscounted expected cash flows, including both principal and interest.

(in millions)	December 31, 2011

Outstanding principal balance	$10,119
Amortized cost	7,006
Fair value	6,535

The following table presents activity for the accretable yield on PCI securities:

Year Ended December 31, 2011 (in millions)

Balance, beginning of year	$-
Newly purchased PCI securities	3,943
Accretion	(324)
Effect of changes in interest rate indices	(62)
Net reclassification from non-accretable difference, including effects of prepayments	578

Balance, end of year	$4,135

INSURANCE – STATUTORY AND OTHER DEPOSITS

    Total carrying values of cash and securities deposited by AIG's insurance subsidiaries under requirements of regulatory authorities or other insurance-related arrangements were $9.8 billion and $11.5 billion at December 31, 2011 and 2010, respectively.

LENDING ACTIVITIES	12 Months Ended
Dec. 31, 2011
LENDING ACTIVITIES
LENDING ACTIVITIES

8. LENDING ACTIVITIES

The following table presents the composition of Mortgages and other loans receivable:

(in millions)	December 31, 2011	December 31, 2010

Commercial mortgages	$13,554	$13,571
Life insurance policy loans	3,049	3,133
Commercial loans, other loans and notes receivable*	3,626	4,411

Total mortgage and other loans receivable	20,229	21,115
Allowance for losses	(740)	(878)

Mortgage and other loans receivable, net	$19,489	$20,237

*
Commercial mortgages primarily represent loans for office, retail and industrial properties, with exposures in California and New York representing the largest geographic concentrations (24 percent and 13 percent, respectively, at December 31, 2011). Over 98 percent and 97 percent of the commercial mortgages were current as to payments of principal and interest at December 31, 2011 and 2010, respectively.

The following table presents the credit quality indicators for commercial mortgage loans:

December 31, 2011		Class
	Number of Loans								Percent of Total
(dollars in millions)		Apartments	Offices	Retail	Industrial	Hotel	Others	Total

Credit Quality Indicator:
In good standing	1,032	$1,751	$4,885	$2,287	$1,928	$939	$1,268	$13,058	96%
Restructured(a)	12	49	204	-	4	-	30	287	2
90 days or less delinquent	7	-	20	-	-	-	-	20	-
>90 days delinquent or in process of foreclosure	12	25	85	-	2	-	77	189	2

Total(b)	1,063	$1,825	$5,194	$2,287	$1,934	$939	$1,375	$13,554	100%

Valuation allowance		$24	$132	$23	$71	$12	$43	$305	2%

(a)
Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.

(b)
Does not reflect valuation allowances.

METHODOLOGY USED TO ESTIMATE THE ALLOWANCE FOR CREDIT LOSSES

    Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. For commercial mortgage loans in particular, the impairment is measured based on the fair value of underlying collateral, which is determined based on the present value of expected net future cash flows of the collateral, less estimated costs to sell. For other loans, the impairment may be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the loan's observable market price, where available. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance.

    A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for AIG to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The following table presents a rollforward of the changes in the allowance for losses on Mortgage and other loans receivable:

	2011			2010			2009
Years Ended December 31, (in millions)	Commercial Mortgages	Other Loans	Total	Commercial Mortgages	Other Loans(b)	Total	Commercial Mortgages	Other Loans(b)	Total

Allowance, beginning of year	$470	$408	$878	$432	$2,012	$2,444	$3	$1,677	$1,680
Loans charged off	(78)	(47)	(125)	(217)	(137)	(354)	(82)	(482)	(564)
Recoveries of loans previously charged off	37	1	38	-	8	8	-	54	54

Net charge-offs	(41)	(46)	(87)	(217)	(129)	(346)	(82)	(428)	(510)
Provision for loan losses	(69)	73	4	342	27	369	422	588	1,010
Other	(55)	-	(55)	(34)	(1,497)	(1,531)	89	379	468
Reclassified to Assets of businesses held for sale	-	-	-	(53)	(5)	(58)	-	(204)	(204)

Allowance, end of year	$305 (a)	$435	$740	$470 (a)	$408	$878	$432	$2,012	$2,444

(a)
Of the total, $65 million and $476 million relates to individually assessed credit losses on $110 million and $739 million of commercial mortgage loans as of December 31, 2011 and 2010, respectively.

(b)
Included in Other loans were finance receivables, which were reported net of unearned finance charges, for both investment purposes and held for sale.

TROUBLED DEBT RESTRUCTURINGS

    AIG modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves AIG granting a concession to the troubled debtor, the modification is deemed to be a troubled debt restructuring (TDR). AIG assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

    As of December 31, 2011, there were no significant loans held by AIG that had been modified in a TDR during 2011.

REINSURANCE	12 Months Ended
Dec. 31, 2011
REINSURANCE
REINSURANCE

9. REINSURANCE

    In the ordinary course of business, AIG's general insurance and life insurance companies place reinsurance with other insurance companies in order to provide greater diversification of AIG's business and limit the potential for losses arising from large risks. In addition, AIG's general insurance subsidiaries assume reinsurance from other insurance companies.

The following table provides supplemental information for gross loss and benefit reserves net of ceded reinsurance:

	2011		2010
At December 31, (in millions)	As Reported	Net of Reinsurance	As Reported	Net of Reinsurance

Liability for unpaid claims and claims adjustment expense(a)	$(91,145)	$(70,825)	$(91,151)	$(71,507)
Future policy benefits for life and accident and health insurance contracts	(34,317)	(33,312)	(31,268)	(30,234)
Reserve for unearned premiums	(23,465)	(19,553)	(23,803)	(19,927)
Reinsurance assets(b)	25,237	-	24,554	-

(a)
In 2011, the Net of Reinsurance amount reflects the cession under the June 17, 2011 transaction with National Indemnity Company (NICO) of $1.7 billion.

(b)
Represents gross reinsurance assets, excluding allowances and reinsurance recoverable on paid losses.

SHORT-DURATION REINSURANCE

    Short-duration reinsurance is effected under reinsurance treaties and by negotiation on individual risks. Certain of these reinsurance arrangements consist of excess of loss contracts that protect AIG against losses above stipulated amounts. Ceded premiums are considered prepaid reinsurance premiums and are recognized as a reduction of premiums earned over the contract period in proportion to the protection received. Amounts recoverable from reinsurers on short-duration contracts are estimated in a manner consistent with the claims liabilities associated with the reinsurance and presented as a component of Reinsurance assets. Assumed reinsurance premiums are earned primarily on a pro-rata basis over the terms of the reinsurance contracts. For both ceded and assumed reinsurance, risk transfer requirements must be met in order for reinsurance accounting to apply. If risk transfer requirements are not met, the contract is accounted for as a deposit, resulting in the recognition of cash flows under the contract through a deposit asset or liability and not as revenue or expense. To meet risk transfer requirements, a reinsurance contract must include both insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss for the assuming entity. Similar risk transfer criteria are used to determine whether directly written insurance contracts should be accounted for as insurance or as a deposit.

The following table presents short-duration insurance premiums written and earned:

	Chartis			Other Businesses*			Eliminations			Total
Years Ended December 31, (in millions)
	2011	2010	2009	2011	2010*	2009*	2011	2010	2009	2011	2010	2009

Premiums written:
Direct	$41,710	$38,965	$38,461	$898	$927	$2,195	$-	$-	$-	$42,608	$39,892	$40,656
Assumed	3,031	2,442	2,061	-	(2)	2,628	2	-	(657)	3,033	2,440	4,032
Ceded	(9,901)	(9,795)	(9,869)	(97)	(169)	(631)	(2)	-	657	(10,000)	(9,964)	(9,843)

Total	$34,840	$31,612	$30,653	$801	$756	$4,192	$-	$-	$-	$35,641	$32,368	$34,845

Premiums earned:
Direct	$42,878	$39,082	$40,859	$835	$1,065	$2,288	$-	$-	$-	$43,713	$40,147	$43,147
Assumed	3,294	2,488	2,192	55	80	2,740	(46)	-	(657)	3,303	2,568	4,275
Ceded	(10,483)	(9,049)	(10,790)	(98)	(170)	(689)	46	-	657	(10,535)	(9,219)	(10,822)

Total	$35,689	$32,521	$32,261	$792	$975	$4,339	$-	$-	$-	$36,481	$33,496	$36,600

*
Includes results of Mortgage Guaranty and in 2009 only, also includes results of Transatlantic Holdings, Inc. (Transatlantic), which was deconsolidated during 2009, and 21st Century Insurance Group (including Agency Auto Division and excluding Chartis Private Client Group) (21st Century) and HSB Group, Inc. (HSB), which were sold during 2009.

    For the years ended December 31, 2011, 2010 and 2009, reinsurance recoveries, which reduced loss and loss expenses incurred, amounted to $6.1 billion, $8.0 billion and $8.9 billion, respectively.

LONG-DURATION REINSURANCE

    Long-duration reinsurance is effected principally under yearly renewable term treaties. The premiums with respect to these treaties are earned over the contract period in proportion to the protection provided. Amounts recoverable from reinsurers on long-duration contracts are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of Reinsurance assets.

The following table presents premiums for AIG's long-duration insurance and retirement services operations:

	SunAmerica			Divested Businesses*			Eliminations			Total
Years Ended December 31, (in millions)
	2011	2010	2009	2011	2010	2009	2011	2010	2009	2011	2010	2009

Gross premiums	$3,104	$3,141	$3,438	$17	$9,670	$9,572	$-	$-	$(4)	$3,121	$12,811	$13,006
Ceded premiums	(591)	(621)	(767)	(6)	(435)	(342)	-	-	4	(597)	(1,056)	(1,105)

Total	$2,513	$2,520	$2,671	$11	$9,235	$9,230	$-	$-	$-	$2,524	$11,755	$11,901

*
Primarily represents results of AIA, which was deconsolidated during 2010.

    Long-duration reinsurance recoveries, which reduced death and other benefits, approximated $611 million, $810 million and $638 million, respectively, for the years ended December 31, 2011, 2010 and 2009.

The following table presents long-duration insurance in force ceded to other insurance companies:

At December 31, (in millions)	2011	2010*	2009*

Long-duration insurance in force ceded	$140,156	$148,605	$339,183

*
Excludes amounts related to held-for-sale entities.

    Long-duration insurance assumed represented 0.07 percent of gross long-duration insurance in force at December 31, 2011, 0.1 percent at December 31, 2010 and less than 0.1 percent at December 31, 2009, and combined long-duration insurance and retirement services premiums assumed represented 0.5 percent, 0.3 percent and 0.1 percent of gross premiums for the years ended December 31, 2011, 2010 and 2009, respectively.

    SunAmerica operations utilize internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Pools of highly-rated third-party reinsurers are utilized to manage net amounts at risk in excess of retention limits. SunAmerica's domestic long-duration insurance companies also cede excess, non-economic reserves carried on a statutory-basis on certain term and universal life insurance policies and certain fixed annuities to onshore and offshore affiliates.

    SunAmerica generally obtains letters of credit in order to obtain statutory recognition of its intercompany reinsurance transactions, particularly with respect to redundant statutory reserves requirements on term insurance and universal life with secondary guarantees (XXX and AXXX reserves). For this purpose, SunAmerica has a $585 million syndicated letter of credit facility outstanding at December 31, 2011, all of which relates to long-duration intercompany reinsurance transactions. SunAmerica has also obtained approximately $215 million of letters of credit on a bilateral basis all of which relates to long-duration intercompany reinsurance transactions. All of these approximately $800 million of letters of credit are due to mature on December 31, 2015.

REINSURANCE SECURITY

    AIG's third-party reinsurance arrangements do not relieve AIG from its direct obligation to its insureds. Thus, a credit exposure exists with respect to both short-duration and long-duration reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. AIG holds substantial collateral as security under related reinsurance agreements in the form of funds, securities, and/or letters of credit. A provision has been recorded for estimated unrecoverable reinsurance. AIG has been largely successful in prior recovery efforts.

    AIG evaluates the financial condition of its reinsurers and AIG's Credit Risk Management department establishes limits per reinsurer. AIG believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to AIG, nor is AIG's business substantially dependent upon any single reinsurer.

DEFERRED POLICY ACQUISITION COSTS	12 Months Ended
Dec. 31, 2011
DEFERRED POLICY ACQUISITION COSTS
DEFERRED POLICY ACQUISITION COSTS

10. DEFERRED POLICY ACQUISITION COSTS

The following table presents a rollforward of deferred policy acquisition costs:

Years Ended December 31, (in millions)	2011	2010	2009

Chartis:
Balance, beginning of year	$2,099	$1,919	$2,420

Dispositions(a)	-	-	(418)
Acquisition costs deferred	4,548	4,058	4,158
Amortization expense	(4,324)	(3,894)	(4,352)
Increase due to foreign exchange and other	52	16	111

Balance, end of year	$2,375	$2,099	$1,919

SunAmerica:
Balance, beginning of year	$7,258	$8,462	$11,294

Dispositions(b)	-	-	(479)
Acquisition costs deferred	869	701	716
Amortization expense	(1,142)	(1,086)	(1,287)
Change in net unrealized losses on securities(c)	(486)	(817)	(735)
Increase (decrease) due to foreign exchange	3	1	(10)
Other(d)	-	(3)	(1,037)

Balance, end of year(e)	$6,502	$7,258	$8,462

Other operations:
Balance, beginning of year	$32	$17,505	$17,304

Dispositions(b)	-	(16,117)	-
Acquisition costs deferred	14	1,218	1,286
Amortization expense	(20)	(841)	(1,031)
Change in net unrealized gains (losses) on securities(c)	-	28	(37)
Increase due to foreign exchange	1	314	687
Activity of discontinued operations	-	59	446
Reclassified to Assets held for sale	-	(1,960)	(1,090)
Other(d)	(2)	(174)	(60)

Subtotal	$25	$32	$17,505
Consolidation and eliminations	35	42	49

Balance, end of year(e)	$60	$74	$17,554

Total deferred policy acquisition costs	$8,937	$9,431	$27,935

(a)
In 2009, Transatlantic was deconsolidated and 21st Century and HSB were sold.

(b)
In 2010, includes AIA which was deconsolidated and ALICO which was sold. In 2009, AIG Life Canada was sold.

(c)
In 2009, includes an increase of $1.0 billion and $2 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard for SunAmerica and Divested businesses, respectively.

(d)
In 2009, includes a decrease of $1.0 billion and $2 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard for SunAmerica and Divested businesses, respectively.

(e)
Includes $(1.4) billion, $(758) million and $176 million for SunAmerica at December 31, 2011, 2010 and 2009, respectively. For the year ended December 31, 2010, there were no net unrealized gains and losses on available for sale securities associated with divested businesses.

    Included in the above table is the VOBA, an intangible asset recorded during purchase accounting, which is amortized in a manner similar to DAC. Amortization of VOBA was $34 million, $90 million and $132 million in 2011, 2010 and 2009, respectively, while the unamortized balance was $430 million, $488 million and $1.6 billion at December 31, 2011, 2010 and 2009, respectively. The percentage of the unamortized balance of VOBA at December 31, 2011 expected to be amortized in 2012 through 2016 by year is: 8.1 percent, 7.6 percent, 6.3 percent, 5.8 percent and 5.1 percent, respectively, with 67.1 percent being amortized after five years. These projections are based on current estimates for investment, persistency, mortality and morbidity assumptions. The DAC amortization charged to income includes the increase or decrease of amortization related to Net realized capital gains (losses), primarily in SunAmerica's domestic retirement services business. In 2011, 2010 and 2009, amortization expense (increased) decreased by $274 million, $114 million and $15 million, respectively.

    As AIG operates in various global markets, the estimated gross profits used to amortize DAC, VOBA and SIA are subject to differing market returns and interest rate environments in any single period. The combination of market returns and interest rates may lead to acceleration of amortization in some products and regions and simultaneous deceleration of amortization in other products and regions.

    DAC, VOBA and SIA for insurance-oriented, investment-oriented and retirement services products are reviewed for recoverability, which involves estimating the future profitability of current business. This review involves significant management judgment. If actual future profitability is substantially lower than estimated, AIG's DAC, VOBA and SIA may be subject to an impairment charge and AIG's results of operations could be significantly affected in future periods.

VARIABLE INTEREST ENTITIES	12 Months Ended
Dec. 31, 2011
VARIABLE INTEREST ENTITIES
VARIABLE INTEREST ENTITIES

11. VARIABLE INTEREST ENTITIES

    A variable interest entity (VIE) is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

    While AIG enters into various arrangements with VIEs in the normal course of business, AIG's involvement with VIEs is primarily via its insurance companies as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. In all instances, AIG consolidates the VIE when it determines it is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued and AIG's involvements with the entity. When assessing the need to consolidate a VIE, AIG evaluates the design of the VIE as well as the related risks the entity was designed to expose the variable interest holders to.

    For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

    For all other variable interest entities, the primary beneficiary is the entity that has both (1) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (2) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of AIG's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

EXPOSURE TO LOSS

    AIG's total off-balance sheet exposure associated with VIEs, primarily consisting of financial guarantees and commitments to real estate and investment funds, was $0.4 billion and $1.0 billion at December 31, 2011 and 2010, respectively.

The following table presents AIG's total assets, total liabilities and off-balance sheet exposure associated with its variable interests in consolidated VIEs:

					Off-Balance Sheet Exposure
	VIE Assets*		VIE Liabilities
December 31, (in billions)
	2011	2010	2011	2010	2011	2010

AIA/ALICO SPVs	$14.2	$48.6	$0.1	$0.9	$-	$-
Real estate and investment funds	1.5	3.8	0.4	1.2	0.1	0.1
Commercial paper conduit	0.5	0.5	0.2	0.2	-	-
Affordable housing partnerships	2.5	2.9	0.1	0.4	-	-
Other	4.1	4.7	1.8	2.1	-	-
VIEs of businesses held for sale	-	0.4	-	-	-	-

Total	$22.8	$60.9	$2.6	$4.8	$0.1	$0.1

*
The assets of each VIE can be used only to settle specific obligations of that VIE.

    AIG calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where AIG has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by AIG generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to AIG, except in limited circumstances when AIG has provided a guarantee to the VIE's interest holders.

The following table presents total assets of unconsolidated VIEs in which AIG holds a variable interest, as well as AIG's maximum exposure to loss associated with these VIEs:

		Maximum Exposure to Loss
(in billions)	Total VIE Assets	On-Balance Sheet	Off-Balance Sheet	Total

December 31, 2011
Real estate and investment funds	$18.3	$2.1	$0.3	$2.4
Affordable housing partnerships	0.6	0.6	-	0.6
Maiden Lane Interests	27.1	7.0	-	7.0
Other	1.5	-	-	-

Total	$47.5	$9.7	$0.3	$10.0

December 31, 2010
Real estate and investment funds	$18.5	$2.5	$0.3	$2.8
Affordable housing partnerships	0.6	0.6	-	0.6
Maiden Lane Interests	40.1	7.6	-	7.6
Other	1.6	0.1	0.5	0.6
VIEs of businesses held for sale	2.0	0.4	0.1	0.5

Total	$62.8	$11.2	$0.9	$12.1

BALANCE SHEET CLASSIFICATION

AIG's interests in the assets and liabilities of consolidated and unconsolidated VIEs were classified in the Consolidated Balance Sheet as follows:

	Consolidated VIEs		Unconsolidated VIEs
December 31, (in billions)
	2011	2010	2011	2010

Assets:
Available for sale securities	$0.4	$3.3	$-	$-
Trading securities	1.3	8.1	7.1	7.7
Mortgage and other loans receivable	0.5	0.7	-	-
Other invested assets	17.2	18.3	2.6	3.1
Other asset accounts*	3.4	30.1	-	0.1
Assets held for sale	-	0.4	-	0.3

Total	$22.8	$60.9	$9.7	$11.2

Liabilities:
Other long-term debt	$1.7	$2.6	$-	$-
Other liability accounts*	0.9	2.2	-	-

Total	$2.6	$4.8	$-	$-

*
Decrease from prior year was due to the repayment of the FRBNY Credit Facility from the AIA and ALICO SPVs pursuant to the Recapitalization.

    See Note 2(v) herein for the effect of consolidation under the amended accounting standard for the consolidation of variable interest entities.

AIA AND ALICO SPVS

    AIG is the primary beneficiary of the AIA and ALICO SPVs, as AIG has the power to direct the activities of the SPVs that most significantly impact their economic performance and the obligation to absorb losses and the right to receive benefits that could potentially be significant to the SPVs. See Notes 1 and 17 herein for further discussion of the AIA and ALICO SPVs.

REAL ESTATE AND INVESTMENT FUNDS

    AIG, through AIG Global Real Estate, is an investor in various real estate investments, some of which are VIEs. These investments are typically with unaffiliated third-party developers via a partnership or limited liability company structure. The VIE's activities consist of the development or redevelopment of commercial and residential real estate. AIG's involvement varies from being a passive equity investor or finance provider to actively managing the activities of the VIE.

    AIG's insurance operations participate as passive investors in the equity issued primarily by third-party-managed hedge and private equity funds. AIG's insurance operations typically are not involved in the design or establishment of VIEs, nor do they actively participate in the management of VIEs.

COMMERCIAL PAPER CONDUIT

    AIGFP is the primary beneficiary of Curzon Funding LLC, an asset-backed commercial paper conduit, the assets of which serve as collateral for the conduit's obligations.

AFFORDABLE HOUSING PARTNERSHIPS

    SunAmerica Affordable Housing Partners, Inc. (SAAHP) organizes and invests in limited partnerships that develop and operate affordable housing qualifying for federal tax credits, in addition to a few market rate properties across the United States. The general partners in the operating partnerships are almost exclusively unaffiliated third-party developers. AIG does not consolidate an operating partnership if the general partner is an unaffiliated person. Through approximately 1,050 partnerships, SAAHP has investments in developments with approximately 135,000 apartment units nationwide, and as of December 31, 2011 has syndicated approximately $7.7 billion in partnership equity to other investors who will receive, among other benefits, tax credits under certain sections of the Internal Revenue Code. The pre-tax income of SAAHP is reported, along with other SunAmerica partnership income, as a component of the SunAmerica segment.

MAIDEN LANE INTERESTS

    In 2008, certain AIG wholly-owned life insurance companies sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the FRBNY. AIG has a significant variable economic interest in ML II, which is a VIE.

    In 2008, AIG entered into an agreement with the FRBNY, ML III and The Bank of New York Mellon, which established arrangements, through ML III, to fund the purchase of multi-sector CDOs underlying or related to CDS written by AIGFP. Concurrently, AIGFP's counterparties to such CDS transactions agreed to terminate those CDS transactions relating to the multi-sector CDOs purchased from them. AIG has a significant variable interest in ML III, which is a VIE.

OTHER ASSET ACCOUNTS

Aircraft Trusts

    AIG has created two VIEs for the purpose of acquiring, owning, leasing, maintaining, operating and selling aircraft. AIG subsidiaries hold beneficial interests, including all the equity interests in these entities. These beneficial interests include passive investments by AIG's insurance operations in non-voting preferred equity interests and in the majority of the debt issued by these entities. AIG and its subsidiaries collectively maintain the power to direct the activities of the VIEs that most significantly impact the entities' economic performance, and bear the obligation to absorb economic losses or receive economic benefits that could potentially be significant to the VIEs. As a result, AIG has determined that it is the primary beneficiary and fully consolidates the assets and liabilities of these entities, which totaled $1.3 billion and $0.8 billion, respectively at December 31, 2011. The debt of these entities is not an obligation of, or guaranteed by, AIG or any of its subsidiaries. Under a servicing agreement, ILFC acts as servicer for the aircraft owned by these entities.

Consumer Loans Vehicles

    AIG sponsors one VIE that has issued a variable funding note backed by a consumer loan collateralized by individual life insurance assets. As of December 31, 2011, total consolidated assets and liabilities for this entity were $456 million and $248 million, respectively; AIG's maximum exposure, representing the carrying value of the consumer loan, was $434 million.

Structured Investment Vehicle

    Through the Direct Investment book, AIG sponsors Nightingale Finance Ltd, a structured investment vehicle (SIV), which invests in variable rate, investment-grade debt securities, the majority of which are ABS. AIG has no equity interest in the SIV; however, it maintains the power to direct the activities of the SIV that most significantly impact the entity's economic performance and bears the obligation to absorb economic losses that could potentially be significant to the SIV. The SIV meets the definition of a VIE and accordingly, AIG, as primary beneficiary, consolidates the assets of the SIV, which totaled over $1 billion as of December 31, 2011 in the Direct Investment book; related liabilities were not significant.

FINANCING VEHICLES

    ILFC has created wholly-owned subsidiaries for the purpose of purchasing aircraft and obtaining financing secured by such aircraft. A portion of the secured debt has been guaranteed by the European Export Credit Agencies. These entities meet the definition of a VIE because they do not have sufficient equity to operate without ILFC's subordinated financial support in the form of intercompany notes which serve as equity. ILFC fully consolidates the entities, controls all the activities of the entities and guarantees the activities of the entities. AIG has not included these entities in the above table as they are wholly-owned and there are no other variable interests other than those of ILFC and the lenders. See Note 15 herein for further information.

LEASING ENTITIES

    ILFC has created wholly-owned subsidiaries for the purpose of facilitating aircraft leases with airlines. The entities meet the definition of a VIE because they do not have sufficient equity to operate without ILFC's subordinated financial support in the form of intercompany notes which serve as equity. ILFC fully consolidates the entities, controls all the activities of the entities and fully guarantees the activities of the entities. AIG has not included these entities in the above table as they are wholly owned and there are no other variable interests in the entities other than those of ILFC.

RMBS, CMBS, OTHER ABS AND CDOS

    AIG, through its insurance company subsidiaries, is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. AIG generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

    AIG, through its Direct Investment book, also invests in CDOs and similar structures, which can be cash-based or synthetic and are managed by third parties. The role of Direct Investment book is generally limited to that of a passive investor in structures AIG does not manage.

    AIG's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of AIG's investments and its passive involvement in these types of structures, AIG has determined that it is not the primary beneficiary of these entities. AIG has not included these entities in the above table; however, the fair values of AIG's investments in these structures are reported in Notes 6 and 7 herein.

DERIVATIVES AND HEDGE ACCOUNTING	12 Months Ended
Dec. 31, 2011
DERIVATIVES AND HEDGE ACCOUNTING
DERIVATIVES AND HEDGE ACCOUNTING

12. DERIVATIVES AND HEDGE ACCOUNTING

    AIG uses derivatives and other financial instruments as part of its financial risk management programs and as part of its investment operations. AIGFP had also transacted in derivatives as a dealer and had acted as an intermediary between the relevant AIG subsidiary and the counterparty. In a number of situations, AIG has replaced AIGFP with AIG Markets for purposes of acting as an intermediary between the AIG subsidiary and the third-party counterparty as part of the wind-down of AIGFP's portfolios.

    Derivatives are financial arrangements among two or more parties with returns linked to or "derived" from some underlying equity, debt, commodity, or other asset, liability, or foreign exchange rate or other index or the occurrence of a specified payment event. Derivatives, with the exception of bifurcated embedded derivatives, are reflected in the Consolidated Balance Sheet in Derivative assets, at fair value and Derivative liabilities, at fair value. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The corresponding host contract is accounted for according to the accounting guidance applicable for that instrument. A bifurcated embedded derivative is generally presented with the host contract in the Consolidated Balance Sheet. See Note 6 herein for additional information on embedded policy derivatives.

The following table presents the notional amounts and fair values of AIG's derivative instruments:

	December 31, 2011				December 31, 2010
	Gross Derivative Assets		Gross Derivative Liabilities		Gross Derivative Assets		Gross Derivative Liabilities
(in millions)	Notional Amount(a)	Fair Value(b)	Notional Amount(a)	Fair Value(b)	Notional Amount(a)	Fair Value(b)	Notional Amount(a)	Fair Value(b)

Derivatives designated as hedging instruments:
Interest rate contracts(c)	$-	$-	$481	$38	$1,471	$156	$626	$56
Foreign exchange contracts	-	-	180	1	-	-	-	-
Derivatives not designated as hedging instruments:
Interest rate contracts(c)	72,660	8,286	73,248	6,870	150,966	14,048	118,783	9,657
Foreign exchange contracts	3,278	145	3,399	178	2,495	203	4,105	338
Equity contracts(d)	4,748	263	18,911	1,126	5,002	358	15,666	774
Commodity contracts	691	136	861	146	944	92	768	67
Credit contracts	407	89	25,857	3,366	2,046	379	62,715	4,180
Other contracts(e)	24,305	741	2,125	372	27,333	1,075	2,190	308

Total derivatives not designated as hedging instruments	106,089	9,660	124,401	12,058	188,786	16,155	204,227	15,324

Total derivatives	$106,089	$9,660	$125,062	$12,097	$190,257	$16,311	$204,853	$15,380

(a)
Notional amount represents a standard of measurement of the volume of derivatives business of AIG. Notional amount is generally not a quantification of market risk or credit risk and is not recorded in the Consolidated Balance Sheet. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps and certain credit contracts. For credit contracts, notional amounts are net of all underlying subordination.

(b)
Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.

(c)
Includes cross currency swaps.

(d)
Notional amount of derivative liabilities and fair value of derivative liabilities include $18,254 million and $918 million, respectively, at December 31, 2011, and $14,107 million and $445 million, respectively, at December 31, 2010, related to bifurcated embedded derivatives. At December 31, 2010, these respective amounts were previously included in Other Contracts.

(e)
Consist primarily of contracts with multiple underlying exposures.

The following table presents the fair values of derivative assets and liabilities in the Consolidated Balance Sheet:

	December 31, 2011				December 31, 2010
	Derivative Assets		Derivative Liabilities(a)		Derivative Assets		Derivative Liabilities(a)
(in millions)	Notional Amount	Fair Value	Notional Amount	Fair Value	Notional Amount	Fair Value	Notional Amount	Fair Value

AIGFP derivatives	$86,128	$7,063	$90,241	$8,854	$168,033	$12,268	$173,226	$12,379
All other derivatives(b)	19,961	2,597	34,821	3,243	22,224	4,043	31,627	3,001

Total derivatives, gross	$106,089	9,660	$125,062	12,097	$190,257	16,311	$204,853	15,380

Counterparty netting(c)		(3,660)		(3,660)		(6,298)		(6,298)
Cash collateral(d)		(1,501)		(2,786)		(4,096)		(2,902)

Total derivatives, net		4,499		5,651		5,917		6,180

Less: Bifurcated embedded derivatives		-		918		-		445

Total derivatives on consolidated balance sheet		$4,499		$4,733		$5,917		$5,735

(a)
Included in All other derivatives are bifurcated embedded derivatives, which are recorded in Policyholder contract deposits.

(b)
Represents derivatives used to hedge the foreign currency and interest rate risk associated with insurance and ILFC operations, as well as embedded derivatives included in insurance obligations.

(c)
Represents netting of derivative exposures covered by a qualifying master netting agreement.

(d)
Represents cash collateral posted and received.

COLLATERAL

    AIG engages in derivative transactions directly with unaffiliated third parties in most cases under International Swaps and Derivatives Association, Inc. (ISDA) agreements. Many of the ISDA agreements also include Credit Support Annex (CSA) provisions, which generally provide for collateral postings at various ratings and threshold levels. AIG attempts to reduce its risk with certain counterparties by entering into agreements that enable collateral to be obtained from a counterparty on an upfront or contingent basis. AIG minimizes the risk that counterparties to transactions might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and generally requiring additional collateral to be posted to AIG upon the occurrence of certain events or circumstances. In addition, a significant portion of the derivative transactions have provisions that require collateral to be posted by AIG upon a downgrade of AIG's long-term debt ratings or give the counterparty the right to terminate the transaction. In the case of some of the derivative transactions, as an alternative to posting collateral and subject to certain conditions, AIG may assign the transaction to an obligor with higher debt ratings or arrange for a substitute guarantee of AIG's obligations by an obligor with higher debt ratings or take other similar action. The actual amount of collateral required to be posted to counterparties in the event of such downgrades, or the aggregate amount of payments that AIG could be required to make, depends on market conditions, the fair value of outstanding affected transactions and other factors prevailing at and after the time of the downgrade.

    Collateral posted by AIG to third parties for derivative transactions was $4.7 billion and $4.3 billion at December 31, 2011 and 2010, respectively. This collateral can generally be repledged or resold by the counterparties. Collateral obtained by AIG from third parties for derivative transactions was $1.6 billion and $4.2 billion at December 31, 2011 and 2010, respectively. This collateral can generally be repledged or resold by AIG.

HEDGE ACCOUNTING

    AIG designated certain derivatives entered into by AIG Markets with third parties as cash flow hedges of certain debt issued by ILFC and designated certain derivatives entered into by AIG's insurance subsidiaries with third parties as fair value hedges of available-for-sale investment securities held by such subsidiaries. The fair value hedges include foreign currency forwards designated as hedges of the change in fair value of foreign currency denominated available-for-sale securities attributable to changes in foreign exchange rates. With respect to the cash flow hedges, interest rate swaps were designated as hedges of the changes in cash flows on floating rate debt attributable to changes in the benchmark interest rate.

    AIG assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. Regression analysis is employed to assess the effectiveness of these hedges both on a prospective and retrospective basis. AIG does not utilize the shortcut method to assess hedge effectiveness. For net investment hedges, a qualitative methodology is utilized to assess hedge effectiveness.

    AIG uses foreign currency denominated debt as hedging instruments in net investment hedge relationships to mitigate the foreign exchange risk associated with AIG's non-U.S. dollar functional currency foreign subsidiaries. AIG assesses the hedge effectiveness and measures the amount of ineffectiveness for these hedge relationships based on changes in spot exchange rates. AIG records the change in the carrying amount of these investments related to the effective portion of the hedge in the foreign currency translation adjustment within Accumulated other comprehensive income (loss). Simultaneously, the ineffective portion, if any, is recorded in earnings. If (i) the notional amount of the hedging debt matches the designated portion of the net investment and (ii) the hedging debt is denominated in the same currency as the functional currency of the hedged net investment, no ineffectiveness is recorded in earnings. For the years ended December 31, 2011 and 2010, AIG recognized gains (losses) of $(13) million and $28 million, respectively, included in Foreign currency translation adjustment in Accumulated other comprehensive loss related to the net investment hedge relationships.

The following table presents the effect of AIG's derivative instruments in fair value hedging relationships in the Consolidated Statement of Operations:

Years Ended December 31, (in millions)	2011	2010

Interest rate contracts(a)(b):
Gain (loss) recognized in earnings on derivatives	$(4)	$196
Gain (loss) recognized in earnings on hedged items(c)	153	(25)
Gain recognized in earnings for ineffective portion and amount excluded from effectiveness testing	-	27

(a)
Gains and losses recognized in earnings for the ineffective portion and amounts excluded from effectiveness testing are recorded in Net realized capital gains (losses). Includes $27 million for 2010 related to the ineffective portion.

(b)
Includes immaterial amounts related to Foreign exchange contracts.

(c)
Includes $149 million for 2011 and $144 million for 2010, representing the amortization of debt basis adjustment following the discontinuation of hedge accounting recorded in Other income and Net realized capital gains (losses).

The following table presents the effect of AIG's derivative instruments in cash flow hedging relationships in the Consolidated Statement of Operations:

Years Ended December 31, (in millions)	2011	2010

Interest rate contracts(a):
Loss recognized in OCI on derivatives	$(5)	$(33)
Loss reclassified from Accumulated OCI into earnings(b)	(55)	(84)
Loss recognized in earnings on derivatives for ineffective portion	-	(6)

(a)
Gains and losses reclassified from Accumulated other comprehensive loss are recorded in Other income. Gains or losses recognized in earnings on derivatives for the ineffective portion are recorded in Net realized capital losses.

(b)
The effective portion of the change in fair value of a derivative qualifying as a cash flow hedge is recorded in Accumulated other comprehensive income until earnings are affected by the variability of cash flows in the hedged item. At December 31, 2011, $17 million of the deferred net loss in Accumulated other comprehensive loss is expected to be recognized in earnings during the next 12 months.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The following table presents the effect of AIG's derivative instruments not designated as hedging instruments in the Consolidated Statement of Operations:

	Gains (Losses) Recognized in Earnings
Years Ended December 31, (in millions)
	2011	2010

By Derivative Type:
Interest rate contracts(a)	$601	$254
Foreign exchange contracts	137	(123)
Equity contracts(b)	(263)	427
Commodity contracts	4	1
Credit contracts	337	1,227
Other contracts	47	545

Total	$863	$2,331

By Classification:
Premiums	$113	$75
Net investment income	8	18
Net realized capital gains	96	726
Other income	646	1,512

Total	$863	$2,331

(a)
Includes cross currency swaps.

(b)
Includes embedded derivative gains (losses) of $ (397) million and $423 million, for the years ended December 31, 2011 and December 31, 2010, respectively.

AIGFP DERIVATIVES

    AIGFP enters into derivative transactions to mitigate market risk in its exposures (interest rates, currencies, commodities, credit and equities) arising from its transactions. In most cases, AIGFP did not hedge its exposures related to the credit default swaps it had written. As a dealer, AIGFP structured and entered into derivative transactions to meet the needs of counterparties who may have been seeking to hedge certain aspects of such counterparties' operations or obtain a desired financial exposure.

    AIGFP's derivative transactions involving interest rate swap transactions generally involve the exchange of fixed and floating rate interest payment obligations without the exchange of the underlying notional amounts. AIGFP typically became a principal in the exchange of interest payments between the parties and, therefore, is exposed to counterparty credit risk and may be exposed to loss, if counterparties default. Currency, commodity and equity swaps are similar to interest rate swaps but involve the exchange of specific currencies or cash flows based on the underlying commodity, equity securities or indices. Also, they may involve the exchange of notional amounts at the beginning and end of the transaction. Swaptions are options where the holder has the right but not the obligation to enter into a swap transaction or cancel an existing swap transaction.

    AIGFP follows a policy of minimizing interest rate, currency, commodity, and equity risks associated with investment securities by entering into offsetting positions, thereby offsetting a significant portion of the unrealized appreciation and depreciation. In addition, to reduce its credit risk, at December 31, 2011, AIGFP has entered into credit derivative transactions with respect to $196 million of securities to economically hedge its credit risk.

    The timing and the amount of cash flows relating to AIGFP's foreign exchange forwards and exchange traded futures and options contracts are determined by each of the respective contractual agreements.

    Futures and forward contracts are contracts that obligate the holder to sell or purchase foreign currencies, commodities or financial indices in which the seller/purchaser agrees to make/take delivery at a specified future date of a specified instrument, at a specified price or yield. Options are contracts that allow the holder of the option to purchase or sell the underlying commodity, currency or index at a specified price and within, or at, a specified period of time. As a writer of options, AIGFP generally receives an option premium and then manages the risk of any unfavorable change in the value of the underlying commodity, currency or index by entering into offsetting transactions with third-party market participants. Risks arise as a result of movements in current market prices from contracted prices, and the potential inability of the counterparties to meet their obligations under the contracts.

AIGFP Super Senior Credit Default Swaps

    AIGFP entered into credit default swap transactions with the intention of earning revenue on credit exposure. In the majority of AIGFP's credit default swap transactions, AIGFP sold credit protection on a designated portfolio of loans or debt securities. Generally, AIGFP provides such credit protection on a "second loss" basis, meaning that AIGFP would incur credit losses only after a shortfall of principal and/or interest, or other credit events, in respect of the protected loans and debt securities, exceeds a specified threshold amount or level of "first losses."

    Typically, the credit risk associated with a designated portfolio of loans or debt securities has been tranched into different layers of risk, which are then analyzed and rated by the credit rating agencies. At origination, there is usually an equity layer covering the first credit losses in respect of the portfolio up to a specified percentage of the total portfolio, and then successive layers ranging generally from a BBB-rated layer to one or more AAA-rated layers. A significant majority of AIGFP transactions that were rated by rating agencies had risk layers or tranches rated AAA at origination that are immediately junior to the threshold level above which AIGFP's payment obligation would generally arise. In transactions that were not rated, AIGFP applied equivalent risk criteria for setting the threshold level for its payment obligations. Therefore, the risk layer assumed by AIGFP with respect to the designated portfolio of loans or debt securities in these transactions is often called the "super senior" risk layer, defined as a layer of credit risk senior to one or more risk layers rated AAA by the credit rating agencies, or, if the transaction is not rated, structured to be the equivalent thereto.

The following table presents the net notional amount, fair value of derivative (asset) liability and unrealized market valuation gain (loss) of the AIGFP super senior credit default swap portfolio, including credit default swaps written on mezzanine tranches of certain regulatory capital relief transactions, by asset class:

	Net Notional Amount
			Fair Value of Derivative (Asset) Liability at December 31,		Unrealized Market Valuation Gain (Loss) Years Ended December 31,
	December 31,
(in millions)	2011(a)	2010(a)	2011(b)(c)	2010(b)(c)	2011(c)	2010(c)

Regulatory Capital:
Corporate loans	$1,830	$5,193	$-	$-	$-	$-
Prime residential mortgages(d)	3,653	31,613	-	(190)	6	53
Other	887	1,263	9	17	8	4

Total	6,370	38,069	9	(173)	14	57

Arbitrage:
Multi-sector CDOs(e)	5,476	6,689	3,077	3,484	249	663
Corporate debt/CLOs(f)	11,784	12,269	127	171	44	(67)

Total	17,260	18,958	3,204	3,655	293	596

Mezzanine tranches(d)(g)	989	2,823	10	198	32	(55)

Total	$24,619	$59,850	$3,223	$3,680	$339	$598

(a)
Net notional amounts presented are net of all structural subordination below the covered tranches.

(b)
Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.

(c)
Includes credit valuation adjustment gains (losses) of $26 million and ($133) million in the years ended December 31, 2011 and 2010, respectively, representing the effect of changes in AIG's credit spreads on the valuation of the derivatives liabilities.

(d)
During 2011, AIGFP terminated two super senior prime residential mortgage transactions, with a combined net notional amount of $24.1 billion, that had previously been the subject of a collateral dispute. In addition, AIGFP terminated all of the related mezzanine tranches and hedge transactions related to those mezzanine tranches, with a combined net notional amount of $2.2 billion. The transactions were terminated at values that approximated their collective fair values at the time of termination.

(e)
During 2011, AIGFP liquidated one multi-sector super senior CDS transaction with a net notional amount of $188 million. The primary underlying collateral components, which consisted of individual ABS CDS transactions, were sold in an auction to counterparties, including AIGFP, at their approximate fair value at the time of the liquidation. AIGFP was the winning bidder on approximately $107 million of individual ABS CDS transactions, which are reported in written single name credit default swaps as of December 31, 2011. During 2011, AIGFP also paid $37 million to its counterparties with respect to multi-sector CDOs. Multi-sector CDOs also include $4.6 billion and $5.5 billion in net notional amount of credit default swaps written with cash settlement provisions at December 31, 2011 and December 31, 2010, respectively.

(f)
Corporate debt/CLOs include $1.2 billion and $1.3 billion in net notional amount of credit default swaps written on the super senior tranches of CLOs at December 31, 2011 and December 31, 2010, respectively.

(g)
Net of offsetting purchased CDS of $1.4 billion in net notional amount at December 31, 2010. There were no offsetting purchased CDSs at December 31, 2011.

    The expected weighted average maturity of AIGFP's super senior credit derivative portfolios as of December 31, 2011 was 0.72 years for the regulatory capital corporate loan portfolio, 0.41 years for the regulatory capital prime residential mortgage portfolio, 3.78 years for the regulatory capital other portfolio, 6.42 years for the multi-sector CDO arbitrage portfolio and 4.18 years for the corporate debt/CLO portfolio.

    Given the current performance of the underlying portfolios, the level of subordination of the credit protection written by AIGFP and AIGFP's own assessment of the credit quality of the underlying portfolio, as well as the risk mitigants inherent in the transaction structures, AIGFP does not expect that it will be required to make payments pursuant to the contractual terms of those transactions providing regulatory relief.

    Because of long-term maturities of the CDS in the arbitrage portfolio, AIG is unable to make reasonable estimates of the periods during which any payments would be made. However, the net notional amount represents the maximum exposure to loss on the super senior credit default swap portfolio.

AIGFP Written Single Name Credit Default Swaps

    AIGFP has also entered into credit default swap contracts referencing single-name exposures written on corporate, index and asset-backed credits, with the intention of earning spread income on credit exposure. Some of these transactions were entered into as part of a long-short strategy allowing AIGFP to earn the net spread between CDS it wrote and ones it purchased. At December 31, 2011, the net notional amount of these written CDS contracts was $380 million, including ABS CDS transactions assumed by AIGFP from a liquidated multi-sector super senior CDS transaction. AIGFP has hedged these exposures by purchasing offsetting CDS contracts of $70 million in net notional amount. The net unhedged position of approximately $310 million represents the maximum exposure to loss on these CDS contracts. The average maturity of the written CDS contracts is 19.13 years. At December 31, 2011, the fair value of derivative liability (which represents the carrying value) of the portfolio of CDS was $89 million.

    Upon a triggering event (e.g., a default) with respect to the underlying credit, AIGFP would normally have the option to settle the position through an auction process (cash settlement) or pay the notional amount of the contract to the counterparty in exchange for a bond issued by the underlying credit obligor (physical settlement).

    AIGFP wrote these CDS contracts under ISDA Master Agreements. The majority of these Master Agreements include CSAs that provide for collateral postings at various ratings and threshold levels. At December 31, 2011, AIGFP had posted $112 million of collateral under these contracts.

ALL OTHER DERIVATIVES

    AIG's businesses other than AIGFP also use derivatives and other instruments as part of their financial risk management. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with embedded derivatives contained in insurance contract liabilities, fixed maturity securities, outstanding medium- and long-term notes as well as other interest rate sensitive assets and liabilities. Foreign exchange derivatives (principally foreign exchange forwards and options) are used to economically mitigate risk associated with non-U.S. dollar denominated debt, net capital exposures, and foreign currency transactions. Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities. The derivatives are effective economic hedges of the exposures that they are meant to offset.

    In addition to hedging activities, AIG also enters into derivative instruments with respect to investment operations, which include, among other things, credit default swaps and purchasing investments with embedded derivatives, such as equity linked notes and convertible bonds.

Matched Investment Program Written Credit Default Swaps

    AIG's MIP operations, which are reported in AIG's Other operations category as part of the Direct Investment book, are currently in run-off. Through the MIP, AIG has entered into CDS contracts as a writer of protection, with the intention of earning spread income on credit exposure in an unfunded form. The portfolio of CDS contracts were single-name exposures and, at inception, were predominantly high-grade corporate credits.

    These contracts were written through AIG Markets, which then transacted directly with unaffiliated third parties under ISDA agreements. As of December 31, 2011, the notional amount of written CDS contracts was $1.1 billion with an average credit rating of BBB+. At that date, the average remaining maturity of the written CDS contracts was less than one year and the fair value of the derivative liability (which represents the carrying value) of the MIP's written CDS contracts was $13 million.

    The majority of the ISDA agreements include CSA provisions, which provide for collateral postings at various ratings and threshold levels. At December 31, 2011, $2 million of collateral was posted for CDS contracts related to the MIP. The notional amount represents the maximum exposure to loss on the written CDS contracts. However, because of the average investment grade rating and expected default recovery rates, actual losses are expected to be less.

    Upon a triggering event (e.g., a default) with respect to the underlying credit, AIG Markets would normally have the option to settle the position on behalf of the MIP through an auction process (cash settlement) or pay the notional amount of the contract to the counterparty in exchange for a bond issued by the underlying credit (physical settlement).

Credit Risk-Related Contingent Features

    AIG engages in derivative transactions directly with unaffiliated third parties under ISDA agreements. Many of the ISDA agreements also include CSA provisions, which provide for collateral postings at various ratings and threshold levels. In addition, AIG attempts to reduce credit risk with certain counterparties by entering into agreements that enable collateral to be obtained from a counterparty on an upfront or contingent basis.

    The aggregate fair value of AIG's derivative instruments, including those of AIGFP, that contain credit risk-related contingent features that were in a net liability position at December 31, 2011, was approximately $4.9 billion. The aggregate fair value of assets posted as collateral under these contracts at December 31, 2011, was $5.1 billion.

    AIG estimates that at December 31, 2011, based on AIG's outstanding financial derivative transactions, including those of AIGFP at that date, a one-notch downgrade of AIG's long-term senior debt ratings to BBB+ by Standard & Poor's Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (S&P), would permit counterparties to make additional collateral calls and permit the counterparties to elect early termination of contracts, resulting in a negligible amount of corresponding collateral postings and termination payments; a one-notch downgrade to Baa2 by Moody's Investors' Services, Inc. (Moody's) and an additional one-notch downgrade to BBB by S&P would result in approximately $264 million in additional collateral postings and termination payments and a further one-notch downgrade to Baa3 by Moody's and BBB- by S&P would result in approximately $267 million in additional collateral postings and termination payments. Additional collateral postings upon downgrade are estimated based on the factors in the individual collateral posting provisions of the CSA with each counterparty and current exposure as of December 31, 2011. Factors considered in estimating the termination payments upon downgrade include current market conditions, the complexity of the derivative transactions, historical termination experience and other observable market events such as bankruptcy and downgrade events that have occurred at other companies. Management's estimates are also based on the assumption that counterparties will terminate based on their net exposure to AIG. The actual termination payments could significantly differ from management's estimates given market conditions at the time of downgrade and the level of uncertainty in estimating both the number of counterparties who may elect to exercise their right to terminate and the payment that may be triggered in connection with any such exercise.

HYBRID SECURITIES WITH EMBEDDED CREDIT DERIVATIVES

    AIG invests in hybrid securities (such as credit-linked notes). Upon the issuance of credit-linked notes, the cash received by the issuer is generally used to invest in highly rated securities in addition to entering into a derivative contract that exchanges the return on its highly-rated securities for the return on a separate portfolio of assets. The investments owned by the issuer serve as collateral for the derivative instrument written by the issuer. The return on the separate portfolio received by the issuer is used to pay the return owed on the credit-linked notes. These hybrid securities expose AIG to risks similar to the risks in RMBS, CMBS, CDOs and ABS, but such risk is derived from the separate portfolio rather than from direct mortgage or loan investments owned by the issuer. As with other investments in RMBS, CMBS, CDOs and other ABS, AIG invested in these hybrid securities with the intent of generating income, and not specifically to acquire exposure to embedded derivative risk. Similar to AIG's other investments in RMBS, CMBS, CDOs and ABS, AIG's investments in these hybrid securities are exposed to losses only up to the amount of AIG's initial investment in the hybrid security, as losses on the derivative contract will be paid via the collateral held by the entity that issues the hybrid security. Losses on the embedded derivative contracts may be triggered by events such as bankruptcy, failure to pay or restructuring associated with the obligations referenced by the derivative, and these losses in turn result in the reduction of the principal amount to be repaid to AIG and other investors in the hybrid securities. Other than AIG's initial investment in the hybrid securities, AIG has no further obligation to make payments on the embedded credit derivatives in the related hybrid securities.

    Effective July 1, 2010, AIG elected to account for its investments in these hybrid securities with embedded written credit derivatives at fair value, with changes in fair value recognized in Net investment income and Other income. Through June 30, 2010, these hybrid securities had been accounted for as available for sale securities, and had been subject to other-than-temporary impairment accounting as applicable.

    AIG's investments in these hybrid securities are reported as Bond trading securities in the Consolidated Balance Sheet. The fair value of these hybrid securities was $111 million at December 31, 2011. These securities have a current par amount of $454 million and have remaining stated maturity dates that extend to 2052.

LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSE AND FUTURE POLICY BENEFITS FOR LIFE AND ACCIDENT AND HEALTH INSURANCE CONTRACTS AND POLICYHOLDER CONTRACT DEPOSITS	12 Months Ended
Dec. 31, 2011
LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSE AND FUTURE POLICY BENEFITS FOR LIFE AND ACCIDENT AND HEALTH INSURANCE CONTRACTS AND POLICYHOLDER CONTRACT DEPOSITS
LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSE AND FUTURE POLICY BENEFITS FOR LIFE AND ACCIDENT AND HEALTH INSURANCE CONTRACTS AND POLICYHOLDER CONTRACT DEPOSITS

13. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSE AND FUTURE POLICY BENEFITS FOR LIFE AND ACCIDENT AND HEALTH INSURANCE CONTRACTS AND POLICYHOLDER CONTRACT DEPOSITS

The following table presents the reconciliation of activity in the Liability for unpaid claims and claims adjustment expense:

Years Ended December 31, (in millions)	2011	2010	2009

Balance, beginning of year:
Liability for unpaid claims and claims adjustment expense	$91,151	$85,386	$89,258
Reinsurance recoverable	(19,644)	(17,487)	(16,803)

Total	71,507	67,899	72,455

Foreign exchange effect	353	(126)	1,416
Acquisitions(a)	-	1,538	-
Dispositions(b)	-	(87)	(9,657)
Reduction of net loss reserves due to NICO transaction	(1,703)	-	-

Losses and loss expenses incurred(c):
Current year	27,590	24,074	27,354
Prior years, other than accretion of discount(d)	195	4,182	2,771
Prior years, accretion of discount	375	(181)	313

Total	28,160	28,075	30,438

Losses and loss expenses paid(c):
Current year	11,534	9,873	11,079
Prior years	15,958	15,919	15,673

Total	27,492	25,792	26,752

Activity of discontinued operations	-	-	(1)

Balance, end of year:
Net liability for unpaid claims and claims adjustment expense	70,825	71,507	67,899
Reinsurance recoverable	20,320	19,644	17,487

Total	$91,145	$91,151	$85,386

(a)
Represents the acquisition of Fuji on March 31, 2010.

(b)
Transatlantic was deconsolidated in 2009, and 21st Century and HSB were sold in 2009.

(c)
Includes amounts related to dispositions through the date of disposition.

(d)
In 2011, includes $(414) million, $145 million and $413 million related to excess casualty, commercial specialty workers' compensation and environmental, respectively. In 2010, includes $1.1 billion, $793 million and $1.5 billion related to excess casualty, excess workers' compensation and asbestos, respectively. In 2009, includes $1.5 billion, $956 million and $151 million related to excess casualty, excess workers' compensation and asbestos, respectively.

    The 2011 net adverse development includes loss-sensitive business, for which AIG also recognized a $172 million loss-sensitive premium adjustment.

    The 2010 net adverse loss development for prior accident years primarily relates to the asbestos, excess casualty, excess workers' compensation and primary workers' compensation. Further, this charge primarily relates to accident years 2007 and prior (accident years before the financial crisis in 2008) and a significant amount relates to accident 2005 and prior (accident years prior to the start of the managed reduction in these long-tail lines of business). The 2009 charge relates to excess casualty, excess workers' compensation and asbestos lines of business. Further, the charge relates to accident years 2005 and prior (accident years prior to the start of the managed reduction in these long-tail lines of business).

    In 2010 and 2009, the reserve charges were primarily due to long-tail lines of business which have been reduced since 2006. In the case of asbestos, since 1985, standard policies have contained an absolute exclusion for asbestos and pollution-related damages. The factors driving excess casualty loss cost were primarily due to medical inflation and the exhaustion of underlying primary policies for products liability coverage and for homebuilders. In 2010, excess workers' compensation experienced significant prior year development related to the passage of the Affordable Care Act in March 2010 as management concluded that there is increased vulnerability to the risk of further cost-shifting to the excess workers' compensation class of business.

DISCOUNTING OF RESERVES

    At December 31, 2011, net loss reserves reflect a loss reserve discount of $3.18 billion, including tabular and non-tabular calculations based upon the following assumptions.

  •
  The tabular workers' compensation discount is calculated using a 3.5 percent interest rate and the 1979-81 Decennial Mortality Table.

  •
  The non-tabular workers' compensation discount is calculated separately for companies domiciled in New York and Pennsylvania, and follows the statutory regulations for each state. For New York companies, the discount is based on a five percent interest rate and the companies' own payout patterns. For Pennsylvania companies, the statute has specified discount factors for accident years 2001 and prior, which are based on a six percent interest rate and an industry payout pattern. For accident years 2002 and subsequent, the discount is based on the payout patterns and investment yields of the companies.

  •
  Certain asbestos business that was written by Chartis is discounted, when allowed by the regulator and when payments are fixed and determinable, based on the investment yields of the companies and the payout pattern for this business.

    The discount consists of the following: $777 million — tabular discount for workers' compensation in the domestic operations of Chartis and $2.32 billion — non-tabular discount for workers' compensation in the domestic operations of Chartis; and $88 million — non-tabular discount for asbestos for Chartis.

FUTURE POLICY BENEFITS

The following table presents the components of future policy benefits:

At December 31, (in millions)	2011	2010

Future policy benefits:
Long duration and structured settlement contracts	$33,322	$30,992
Short duration contracts	995	276

Total future policy benefits	$34,317	$31,268

    Long duration contract liabilities included in future policy benefits, as presented in the preceding table, result primarily from life products. Short duration contract liabilities are primarily accident and health products. The liability for future life policy benefits has been established on the basis of the following assumptions:

  •
  Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 1 percent to 9.5 percent within the first 20 years. Interest rates on immediate/terminal funding annuities are at a maximum of 13.5 percent and grade to not greater than 0.5 percent.

  •
  Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual and group life was approximately 5.3 percent.

  •
  The portions of current and prior Net income and of current unrealized appreciation of investments that can inure to the benefit of AIG are restricted in some cases by the insurance contracts and by the local insurance regulations of the jurisdictions in which the policies are in force.

  •
  Participating life business represented approximately 2.2 percent of the gross insurance in force at December 31, 2011 and 4.8 percent of gross Premiums and other considerations in 2011. The amount of annual dividends to be paid is approved locally by the boards of directors of the life companies. Provisions for future dividend payments are computed by jurisdiction, reflecting local regulations.

POLICYHOLDER CONTRACT DEPOSITS

The following table presents policyholder contract deposits liabilities:

At December 31, (in millions)	2011	2010

Policyholder contract deposits:
Annuities	$98,657	$92,672
Universal life products	12,917	12,569
Guaranteed investment contracts	6,788	8,491
Variable products – fixed account option	3,181	2,217
Corporate life products	2,239	2,203
Other investment contracts	3,116	3,221

Total policyholder contract deposits	$126,898	$121,373

    The liability for policyholder contract deposits has been established based on the following assumptions:

  •
  Interest rates credited on deferred annuities, which vary by year of issuance, range from 1 percent to, including bonuses, 9 percent. Current declared interest rates are generally guaranteed to remain in effect for a period of one year though some are guaranteed for longer periods. Withdrawal charges generally range from zero percent to 20 percent grading to zero over a period of zero to 15 years.

  •
  Guaranteed investment contracts (GICs) have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 0.4 percent to 8.5 percent. The majority of these GICs mature within five years.

  •
  Interest rates on corporate life insurance products are guaranteed at 3 percent and the weighted average rate credited in 2011 was 4.8 percent.

  •
  The universal life funds have credited interest rates of 1 percent to 8 percent and guarantees ranging from 1 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 10.3 percent of the aggregate fund balance grading to zero over a period not longer than 20 years.

  •
  For variable products and investment contracts, policy values are expressed in terms of investment units. Each unit is linked to an asset portfolio. The value of a unit increases or decreases based on the value of the linked asset portfolio. The current liability at any time is the sum of the current unit value of all investment units plus any liability for guaranteed minimum death or withdrawal benefits.

    Certain products are subject to experience adjustments. These include group life and group medical products, credit life contracts, accident and health insurance contracts/riders attached to life policies and, to a limited extent, reinsurance agreements with other direct insurers. Ultimate premiums from these contracts are estimated and recognized as revenue, and the unearned portions of the premiums recorded as liabilities. Experience adjustments vary according to the type of contract and the territory in which the policy is in force and are subject to local regulatory guidance.

VARIABLE LIFE AND ANNUITY CONTRACTS	12 Months Ended
Dec. 31, 2011
VARIABLE LIFE AND ANNUITY CONTRACTS
VARIABLE LIFE AND ANNUITY CONTRACTS

14. VARIABLE LIFE AND ANNUITY CONTRACTS

    AIG reports variable contracts through separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities), and the separate account qualifies for separate account treatment. AIG also reports variable annuity and life contracts through separate accounts, or general accounts when not qualified for separate account reporting, when AIG contractually guarantees to the contract holder (variable contracts with guarantees) either (a) total deposits made to the contract less any partial withdrawals plus a minimum return (and in minor instances, no minimum returns) or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death, annuitization, or, in other instances, at specified dates during the accumulation period. Such benefits are referred to as guaranteed minimum death benefits (GMDB), guaranteed minimum income benefits (GMIB), guaranteed minimum withdrawal benefits (GMWB) and guaranteed minimum account value benefits (GMAV). For AIG, GMDB is the most widely offered benefit.

    The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as separate account assets with an equivalent summary total reported as separate account liabilities when the separate account qualifies for separate account treatment. Assets for separate accounts that do not qualify for separate account treatment are reported as trading account assets, and liabilities are included in the respective policyholder liability account of the general account. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in Policyholder benefits and claims incurred in the Consolidated Statement of Operations. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the Consolidated Statement of Operations for those accounts that qualify for separate account treatment. Net investment income and gains and losses on trading accounts for contracts that do not qualify for separate account treatment are reported in Net investment income and are principally offset by amounts reported in Policyholder benefits and claims incurred.

The following table presents details concerning AIG's GMDB exposures:

At December 31,	2011		2010
(dollars in billions)	Net Deposits Plus a Minimum Return	Highest Contract Value Attained	Net Deposits Plus a Minimum Return	Highest Contract Value Attained

Account value(a)	$57	$12	$55	$13
Amount at risk(b)	3	2	3	1
Average attained age of contract holders by product	58 - 72 years	67 - 74 years	58 - 70 years	70 - 73 years

Range of guaranteed minimum return rates	3 - 10%		3 - 10%

(a)
Included in Policyholder contract deposits in the Consolidated Balance Sheet.

(b)
Represents the amount of death benefit currently in excess of Account value.

The following summarizes GMDB and GMIB liabilities for guarantees on variable contracts reflected in the general account:

Years Ended December 31, (in millions)	2011	2010

Balance, beginning of year	$412	$469
Reserve increase	120	31
Benefits paid	(87)	(88)

Balance, end of year	$445	$412

    The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. AIG regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

    The following assumptions and methodology were used to determine the GMDB liability at December 31, 2011:

  •
  Data used was up to 1,000 stochastically generated investment performance scenarios.

  •
  Mean investment performance assumptions ranged from three percent to approximately ten percent depending on the block of business.

  •
  Volatility assumption was 16 percent.

  •
  Mortality was assumed at between 50 percent and 88 percent based on various life and annuity mortality tables adjusted for recent experience.

  •
  Lapse rates vary by contract type and duration and ranged from zero percent to 40 percent.

  •
  The discount rate ranged from 3.75 percent to 10 percent and is based on the growth rate assumption for the underlying contracts in effect at the time of policy issuance.

    In addition to GMDB, AIG's contracts currently include to a lesser extent GMIB. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. AIG periodically evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

    AIG contracts currently include GMAV and GMWB benefits. GMAV and GMWB features are considered to be embedded derivatives are recognized at fair value through earnings. AIG enters into derivative contracts to economically hedge a portion of the exposure that arises from GMAV and GMWB. At December 31, 2011, AIG had $14.7 billion of account values and $1.9 billion of net amount at risk that were attributable to variable annuities with GMAV and GMWB benefits. See Note 6 herein for additional fair value disclosures.

DEBT OUTSTANDING	12 Months Ended
Dec. 31, 2011
DEBT OUTSTANDING
DEBT OUTSTANDING

15. DEBT OUTSTANDING

The following table presents maturities of long-term debt (including unamortized original issue discount, hedge accounting valuation adjustments and fair value adjustments, when applicable), excluding $1.9 billion in borrowings of consolidated investments:

		Year Ending
December 31, 2011 (in millions)
	Total	2012	2013	2014	2015	2016	Thereafter

AIG general borrowings	$23,923	$183	$1,470	$500	$1,001	$1,719	$19,050
AIG borrowings supported by assets	24,720	3,757	1,517	2,398	1,182	2,134	13,732
ILFC	24,364	3,023	4,006	2,991	2,766	3,234	8,344
Other subsidiaries notes, bonds, loans and mortgages payable	393	3	4	4	23	6	353

Total	$73,400	$6,966	$6,997	$5,893	$4,972	$7,093	$41,479

AIG GENERAL BORROWINGS

The following table presents maturities of AIG's general borrowings:

		Year Ending
December 31, 2011 (in millions)
	Total	2012	2013	2014	2015	2016	Thereafter

Notes and bonds payable	$12,725	$27	$1,467	$500	$999	$1,719	$8,013
Junior subordinated debt	9,327	-	-	-	-	-	9,327
Loans and mortgages payable	234	156	3	-	2	-	73
SAFG, Inc. notes and bonds payable	298	-	-	-	-	-	298
Liabilities connected to trust preferred stock	1,339	-	-	-	-	-	1,339

Total general borrowings	$23,923	$183	$1,470	$500	$1,001	$1,719	$19,050

Notes and Bonds Payable

    In November 2011, AIG issued senior unsecured notes in exchange for specified series of its outstanding Junior Subordinated Debentures. As a result of the exchange offer, AIG issued $256 million in 6.820 percent Dollar notes due 2037, £662 million ($1.03 billion at the December 31, 2011 exchange rate) in 6.765 percent Sterling notes due 2017 and €421 million ($545 million at the December 31, 2011 exchange rate) in 6.797 percent Euro notes due 2017. For additional details regarding the exchange offer, see — Junior subordinated debt below.

    In the fourth quarter of 2010, AIG issued an aggregate of $2.0 billion in senior unsecured notes, consisting of $500 million in three-year notes and $1.5 billion in ten-year notes.

    As of December 31, 2011, approximately $5.7 billion principal amount of senior notes were outstanding under AIG's medium-term note program. The maturity dates of these notes range from 2012 to 2052. To the extent considered appropriate, AIG may enter into swap transactions to manage its effective borrowing rates with respect to these notes.

    As of December 31, 2011, the equivalent of $7.8 billion of notes were outstanding under AIG's Euro medium-term note program. The aggregate amount outstanding includes a $174 million gain resulting from foreign exchange translation into U.S. dollars related to notes issued to fund the MIP. AIG has economically hedged the currency exposure arising from its foreign currency denominated notes.

    AIG maintains a shelf registration statement in Japan, providing for the issuance of up to 300 billion Japanese Yen ($3.9 billion at the December 31, 2011 exchange rate) principal amount of senior notes and there was no balance outstanding at December 31, 2011.

Junior Subordinated Debt

    During 2007 and 2008, AIG issued an aggregate of $12.5 billion of junior subordinated debentures denominated in U.S. dollars, British Pounds and Euros in eight series of securities. In connection with each series of junior subordinated debentures, AIG entered into a Replacement Capital Covenant (RCC) for the benefit of the holders of AIG's 6.25 percent senior notes due 2036. The RCCs provide that AIG will not repay, redeem, or purchase the applicable series of junior subordinated debentures on or before a specified date, unless AIG has received qualifying proceeds from the sale of replacement capital securities.

    In November 2011, AIG exchanged specified series of its outstanding Junior Subordinated Debentures for newly issued senior notes pursuant to an exchange offer. In particular, AIG exchanged (i) $312 million aggregate principal amount of its outstanding Series A-1 Junior Subordinated Debentures for $256 million aggregate principal amount of its new 6.820 percent Dollar notes due November 15, 2037, (ii) £812 million ($1.26 billion at the December 31, 2011 exchange rate) aggregate principal amount of its outstanding Series A-2 and Series A-8 Junior Subordinated Debentures for £662 million ($1.03 billion at the December 31, 2011 exchange rate) aggregate principal amount of its new 6.765 percent Sterling notes due November 15, 2017 and (iii) €591 million ($766 million at the December 31, 2011 exchange rate) aggregate principal amount of its outstanding Series A-3 Junior Subordinated Debentures for €421 million ($545 million at the December 31, 2011 exchange rate) aggregate principal amount of its new 6.797 percent Euro notes due November 15, 2017.

    The exchange resulted in a pre-tax gain on extinguishment of debt of approximately $484 million, which is reflected in Net loss on extinguishment of debt in the Consolidated Statement of Operations and a deferred gain of $65 million reflected in Other long-term debt in the Consolidated Balance Sheet, which will be amortized as a reduction to future interest expense.

    In May 2008, as adjusted for the one-for-twenty reverse split of AIG's Common Stock effective June 30, 2009, AIG raised a total of approximately $20 billion through the sale of (i) 9,835,526 shares of AIG Common Stock, in a public offering at a price per share of $760; (ii) 78.4 million Equity Units in a public offering at a price per unit of $75; and (iii) $6.9 billion in unregistered offerings of junior subordinated debentures in three series. In November 2010, AIG exchanged 49,474,600 of its Equity Units for 4,881,667 shares of AIG Common Stock plus $162 million in cash. Each Equity Unit was exchanged for 0.09867 shares of AIG Common Stock plus $3.2702 in cash. The stock and cash received by the Equity Unit holders was the result of netting payments from two separate transactions, a repurchase of the subordinated debentures and a cancellation of the stock purchase contracts. AIG recognized a loss of $104 million as a result of the exchange. Following the completion of the exchange offer, a total of 28,925,400 Equity Units remained outstanding. In 2011, AIG remarketed the three series of debentures included in the Equity Units. AIG purchased and retired all of the Series B-1, B-2 and B-3 Debentures representing $2.2 billion in aggregate principal and as a result, no Series B-1, B-2 or B-3 Debentures remain outstanding. An additional loss of $47 million was recognized from the remarketing activities.

SAFG, Inc. Notes and Bonds Payable

    At December 31, 2011, SAFG, Inc. (formerly American General Corporation) notes and bonds payable aggregating $298 million were outstanding with maturity dates ranging from 2025 to 2029 at interest rates from 6.625 percent to 7.50 percent. AIG guarantees the notes and bonds of SAFG, Inc.

Liabilities Connected To Trust Preferred Stock

    In connection with its acquisition of SAFG, Inc. in 2001, AIG entered into arrangements with SAFG, Inc. with respect to outstanding SAFG, Inc. capital securities. In 1996, SAFG, Inc. issued capital securities through a trust to institutional investors and funded the trust with SAFG, Inc. junior subordinated debentures issued to the trust. SAFG, Inc. guaranteed payments to the holders of capital securities only to the extent (i) the trust received payments on the debentures and (ii) these payments were available for the trust to pay to holders of capital securities. In 2001, AIG guaranteed the same payments to the holders of capital securities. Like the SAFG, Inc. guarantee, the AIG guarantee only applies to any payments actually made to the trust in respect of the debentures. If no payments are made on the debentures, AIG is not required to make any payments to the trust. AIG also guaranteed the debentures pursuant to a guarantee that is expressly subordinated to certain SAFG, Inc. senior debt securities. Under AIG's guarantee, AIG is not required to make any payments in respect of the debentures if such payment would be prohibited by the subordination provisions of the debentures. As a result, AIG will never be required to make a payment under its guarantee of the debentures for so long as SAFG, Inc. is prohibited from making a payment on the debentures.

    At December 31, 2011, the preferred stock outstanding consisted of $300 million liquidation value of 8.5 percent preferred stock issued by American General Capital II in June 2000, $500 million liquidation value of 8.125 percent preferred stock issued by American General Institutional Capital B in March 1997 and $500 million liquidation value of 7.57 percent preferred stock issued by American General Institutional Capital A in December 1996.

AIG BORROWINGS SUPPORTED BY ASSETS

The following table presents maturities of AIG's borrowings supported by assets:

December 31, 2011 (in millions)		Year Ending
	Total	2012	2013	2014	2015	2016	Thereafter

MIP notes payable	$10,147	$2,300	$856	$1,612	$396	$1,494	$3,489
Series AIGFP matched notes and bonds payable	3,807	50	3	-	-	-	3,754
GIAs, at fair value	7,964	421	201	659	601	303	5,779
Notes and bonds payable, at fair value	2,316	778	372	63	185	337	581
Loans and mortgages payable, at fair value	486	208	85	64	-	-	129

Total borrowings supported by assets	$24,720	$3,757	$1,517	$2,398	$1,182	$2,134	$13,732

MIP Notes Payable

    On September 13, 2011, AIG raised $2.0 billion in proceeds from the issuance of senior unsecured notes, comprised of $1.2 billion in three-year notes and $800 million in five-year notes. The proceeds from the sale of these notes are being used to pay maturing notes that were issued by AIG to fund the MIP.

Series AIGFP Matched Notes and Bonds Payable

    At December 31, 2011, AIG has outstanding $3.25 billion principal amount of senior unsecured notes that were issued in a Rule 144A/Regulation S offering which bear interest at a per annum rate of 8.25 percent and mature in 2018. The proceeds from the sale of these notes were used by the Direct Investment book for its general corporate purposes. In addition, the Direct Investment book has used $310 million of senior notes outstanding under AIG's medium-term note program. These notes are included within "Series AIGFP matched notes and bonds payable" in the preceding tables.

GIAs at Fair Value

    Borrowings under obligations of GIAs, which are guaranteed by AIG, are recorded at fair value using discounted cash flow calculations based upon interest rates currently being offered for similar contracts and AIG's current market observable implicit credit spread rates with maturities consistent with those remaining for the contracts being valued. Obligations may be called at various times prior to maturity at the option of the counterparty. Interest rates on these borrowings are primarily fixed, vary by maturity and range up to 9.8 percent.

    Generally, GIAs have provisions that require collateral to be posted by AIG upon a downgrade of AIG's long-term debt ratings or, at the election of AIG and as an alternative to posting collateral and subject to certain conditions, repayment by AIG of the transactions or arrangement by AIG of a substitute guarantee of AIG's obligations by an obligor with higher debt ratings. The actual amount of collateral required to be posted to the counterparties in the event of such downgrades, or the aggregate amount of payments that AIG could be required to make, depends on market conditions, the fair value of outstanding affected transactions and other factors prevailing at and after the time of the downgrade. The fair value of securities pledged as collateral with respect to these obligations approximated $5.1 billion and $5.7 billion at December 31, 2011 and December 31, 2010, respectively. This collateral primarily consists of securities of U.S. government and government sponsored entities and generally cannot be repledged or resold by the counterparties.

Notes and Bonds Payable at Fair Value

    Direct Investment book notes and bonds also include structured debt instruments whose payment terms are linked to one or more financial or other indices (such as an equity index or commodity index or another measure that is not considered to be clearly and closely related to the debt instrument). These notes contain embedded derivatives that otherwise would be required to be accounted for separately. The notes and bonds payable, including the structured debt instruments, are accounted for using the fair value option. The fair value of these obligations was determined by reference to quoted market prices, where available and appropriate, or discounted cash flow calculations based upon AIG's current market-observable implicit-credit-spread rates for similar types of obligations with maturities consistent with those remaining for the debt being valued.

The following table presents a range of maturities and interest rates by currency for AIG's borrowings supported by assets:

At December 31, 2011 (dollars in millions) Range of Maturities	Currency	Range of Interest Rates	U.S. Dollar Carrying Value

2012 - 2053	U.S. dollar	0.18 - 10.37%	$16,722
2012 - 2047	Euro	1.60 - 9.25	3,098
2012 - 2037	Japanese yen	0.01 - 3.65	2,856
2013 - 2017	Swiss franc	0.78 - 3.39	983
2014	Canadian dollar	4.90	418
2016 - 2017	Mexican peso	7.98 - 8.59	249
2012	Swedish krona	2.65	290
2015	Australian dollar	4.62 - 4.89	9
2013	Great Britain pound	1.30	44
2017 - 2018	Other	1.84 - 7.28	51

Total			$24,720

    The Direct Investment book economically hedges its notes, bonds and GIAs. As a result, certain of the interest rate or currency exposures set forth in the table above have been hedged with floating rate instruments so the stated rates may not be reflective of the all-in cost of funding after taking into account the related hedges. AIG Parent guarantees all Direct Investment book debt, except for MIP notes payable and series AIGFP matched notes and bonds payable, which are direct obligations of AIG, Inc.

ILFC

The following table presents maturities of ILFC:

December 31, 2011 (in millions)		Year Ending
	Total	2012	2013	2014	2015	2016	Thereafter

Notes and bonds payable	$13,601	$2,018	$3,421	$1,040	$1,260	$1,000	$4,862
Junior subordinated debt	999	-	-	-	-	-	999
ECA Facility(a)	2,334	428	429	424	336	258	459
Bank financings and other secured financings(b)	7,430	577	156	1,527	1,170	1,976	2,024

Total ILFC(c)	$24,364	$3,023	$4,006	$2,991	$2,766	$3,234	$8,344

(a)
Reflects future minimum payment for ILFC's borrowings under the 2004 Export Credit Agency (ECA) Facility.

(b)
Includes $97 million of secured financings that are non-recourse to ILFC.

(c)
AIG does not guarantee these borrowings.

Notes and Bonds Payable

    At December 31, 2011, notes aggregating $13.6 billion were outstanding, consisting of $8.1 billion of term notes and $5.5 billion of medium-term notes with maturities ranging from 2012 to 2022 and interest rates ranging from 0.75 percent to 8.88 percent. Notes aggregating $800 million are at floating interest rates and the remainder are at fixed rates. ILFC enters into swap transactions to manage its effective borrowing rates with respect to these notes.

    On May 24, 2011, ILFC issued $2.25 billion aggregate principal amount of senior unsecured notes, with $1.0 billion maturing in 2016 and $1.25 billion maturing in 2019. On June 17, 2011, ILFC completed tender offers for the purchase of approximately $1.67 billion aggregate principal amount of notes with maturity dates in 2012 and 2013 for total cash consideration, including accrued interest, of approximately $1.75 billion. ILFC recorded a $61 million loss on the extinguishment of debt. On December 22, 2011, ILFC issued $650 million aggregate principal amount of 8.625 percent senior unsecured notes maturing in 2022.

    On December 7, 2010, ILFC issued $1.0 billion aggregate principal amount of 8.25 percent senior notes due December 15, 2020.

    On August 20, 2010, ILFC issued $500 million aggregate principal amount of 8.875 percent senior notes due September 1, 2017. Part of the proceeds from this debt issuance was used to repay loans from AIG, and then used by AIG to reduce the principal amount outstanding under the FRBNY Credit Facility.

    On March 22, 2010 and April 6, 2010, ILFC issued a combined $1.25 billion aggregate principal amount of 8.625 percent senior notes due September 15, 2015, and $1.5 billion aggregate principal amount of 8.750 percent senior notes due March 15, 2017 in private placements. The notes are due in full on their scheduled maturity dates.

    In addition, ILFC had a Euro medium-term note program, which it did not renew when it expired in 2011. All outstanding notes, aggregating $1.2 billion, were repaid at their maturity in August 2011. Notes issued under the Euro medium-term note program are included in ILFC "Notes and bonds payable" in the preceding table of borrowings.

Junior Subordinated Debt

    In December 2005, ILFC issued two tranches of junior subordinated debt totaling $1.0 billion. Both tranches mature on December 21, 2065, but each tranche has a different call option. The $600 million tranche had a call option date of December 21, 2010, and the $400 million tranche has a call option date of December 21, 2015. ILFC did not exercise the call option at December 21, 2010 and the interest rate on the $600 million tranche changed from a fixed interest rate of 5.90 percent to a floating rate with an initial credit spread of 1.55 percent plus the highest of (i) 3 month LIBOR; (ii) 10-year constant maturity treasury; and (iii) 30-year constant maturity treasury. The interest rate will reset quarterly. The $400 million tranche has a fixed interest rate of 6.25 percent until the 2015 call option date, and, if ILFC does not exercise the call option, the interest rate will change to a floating rate, reset quarterly, based on the initial credit spread of 1.80 percent plus the highest of (i) 3 month LIBOR; (ii) 10-year constant maturity treasury; and (iii) 30-year constant maturity treasury. If ILFC chooses to redeem the $600 million tranche, 100 percent of the principal amount of the bonds being redeemed, plus any accrued and unpaid interest to the redemption date must be paid. If ILFC chooses to redeem only a portion of the outstanding bonds, at least $50 million principal amount of the bonds must remain outstanding.

Export Credit Agency Facility

    ILFC had a $4.3 billion 1999 Export Credit Agency Facility (1999 ECA Facility) that was used in connection with the purchase of 62 Airbus aircraft delivered through 2001. At December 31, 2010, ILFC had five loans with a remaining principal balance of $13 million outstanding under this facility. In January 2011, all of the amounts under the five remaining loans were repaid in full and no amounts remained outstanding under the 1999 ECA Facility.

    ILFC has a similarly structured 2004 Export Credit Agency Facility (2004 ECA Facility), which was amended in May 2009 to allow ILFC to borrow up to a maximum of $4.6 billion to fund the purchase of Airbus aircraft delivered through June 30, 2010. This facility is guaranteed by various European Export Credit Agencies. The interest rates are either LIBOR based with spreads ranging from (0.04) percent to 2.25 percent or at fixed rates ranging from 3.40 percent to 4.71 percent. ILFC financed 76 aircraft using approximately $4.3 billion under this facility and approximately $2.3 billion and $2.8 billion were outstanding at December 31, 2011 and December 31, 2010, respectively. At December 31, 2011, the interest rate of the loans outstanding ranged from 0.44 percent to 4.71 percent. At December 31, 2010, the interest rate of the loans outstanding ranged from 0.43 percent to 4.71 percent. The debt is collateralized by a pledge of shares of a subsidiary of ILFC, which holds title to the aircraft financed under the facility. The net book value of the related aircraft was $4.3 billion at both December 31, 2011 and December 31, 2010.

    ILFC's current credit ratings require (i) the segregation of security deposits, maintenance reserves and rental payments received for aircraft funded under its 2004 ECA Facilities into separate accounts, controlled by the trustees of the 2004 ECA Facilities; and (ii) the filings of individual mortgages on the aircraft funded under the facility in the respective local jurisdictions in which the aircraft is registered. At December 31, 2011, ILFC had segregated security deposits, maintenance reserves and rental payments aggregating $415 million related to such aircraft. Segregated rental payments are used to pay scheduled principal and interest on the 2004 ECA Facility as they become due.

    During 2010, ILFC entered into agreements to cross-collateralize the two ECA Facilities. In conjunction with the agreement, ILFC agreed to an acceleration event, which would accelerate debt related to the ten aircraft financed during 2010 if, among other things, ILFC were to sell aircraft with an aggregate net book value exceeding an agreed upon amount, currently approximately $10.1 billion, within a period starting from the date of the agreement until December 31, 2012.

    Borrowings with respect to these facilities are included in ILFC's notes and bonds payable in the preceding table of borrowings. New financings are no longer available to ILFC under either the 1999 or 2004 ECA facility.

Bank Financings and Other Secured Financings

    In 2010, ILFC amended its $2.5 billion revolving credit facility to, among other things, extend the maturity date of $2.16 billion from October 2011 to October 2012, with the loan secured by aircraft with an appraised value of not less than 133 percent of the principal amount of the outstanding loans, and increased the interest rate by 150 basis points resulting in an interest rate of 2.44 percent. As of December 31, 2011, ILFC had paid down $2.0 billion of this revolving credit facility. The amended facility prohibits ILFC from re-borrowing amounts repaid under this facility for any reason; therefore, the size of the outstanding facility and the total funded amount under the credit facility was $457 million at December 31, 2011. The interest rate of the credit facility was 2.44 percent at December 31, 2011.

    At December 31, 2011, AeroTurbine Inc., a wholly-owned subsidiary of ILFC, had a balance of $269 million on its secured four-year credit facility. The maturity of the credit facility is December 2015 and the interest rate is 3.28 percent. ILFC is a guarantor under the four-year credit facility.

    In addition, at December 31, 2011, ILFC has other secured financings of approximately $6.7 billion that mature through 2018, with interest rates ranging from 3.33 percent to 7.13 percent.

    On August 20, 2010, ILFC issued $1.35 billion aggregate principal amount of 6.5 percent senior secured notes due September 1, 2014, $1.275 billion of aggregate principal amount of 6.75 percent senior secured notes due September 1, 2016, and $1.275 billion of aggregate principal amount of 7.125 percent senior secured notes due September 1, 2018. The proceeds from these debt issuances were used to repay loans from AIG, and then used by AIG to reduce the principal amount outstanding under the FRBNY Credit Facility.

    On March 17, 2010, ILFC entered into a $750 million term loan agreement secured by 43 aircraft and all related equipment and leases. The loan matures on March 17, 2015, and bears interest at LIBOR plus a margin of 4.75 percent with a LIBOR floor of 2.0 percent. The principal of the loan is payable in full at maturity with no scheduled amortization; however, ILFC has the right to voluntarily prepay the loan at any time. On March 17, 2010, ILFC also entered into an additional term loan agreement of $550 million, of which $63 million is subject to the satisfaction of certain collateralization milestones. The loan is secured by 37 aircraft and all related equipment and leases. The loan matures on March 17, 2016, and bears interest at LIBOR plus a margin of 5.0 percent with a LIBOR floor of 2.0 percent. The principal of the loan is payable in full at maturity with no scheduled amortization; however, ILFC has the right to voluntarily prepay the loan at any time, subject to a 1.0 percent prepayment penalty prior to March 17, 2012.

    AIG does not guarantee any of the debt obligations of ILFC.

Uncollateralized and collateralized notes, bonds, loans and mortgages payable consisted of the following:

At December 31, 2011 (in millions)	Uncollateralized Notes/Bonds/Loans Payable	Collateralized Loans and Mortgages Payable	Total

AIG general borrowings	$234	$-	$234
Other subsidiaries notes, bonds, loans and mortgages payable*	105	288	393

Total	$339	$288	$627

*
AIG does not guarantee any of these borrowings.

COMMITMENTS, CONTINGENCIES AND GUARANTEES	12 Months Ended
Dec. 31, 2011
COMMITMENTS, CONTINGENCIES AND GUARANTEES
COMMITMENTS, CONTINGENCIES AND GUARANTEES

16. COMMITMENTS, CONTINGENCIES AND GUARANTEES

    In the normal course of business, various commitments and contingent liabilities are entered into by AIG and certain of its subsidiaries. In addition, AIG guarantees various obligations of certain subsidiaries.

    Although AIG cannot currently quantify its ultimate liability for unresolved litigation and investigation matters, including those referred to below, it is possible that such liability could have a material adverse effect on AIG's consolidated financial condition or its consolidated results of operations or consolidated cash flows for an individual reporting period.

(A) LITIGATION AND INVESTIGATIONS

    Overview.    AIG and its subsidiaries, in common with the insurance and financial services industries in general, are subject to litigation, including claims for punitive damages, in the normal course of their business. In AIG's insurance operations (including UGC), litigation arising from claims settlement activities is generally considered in the establishment of AIG's liability for unpaid claims and claims adjustment expense. However, the potential for increasing jury awards and settlements makes it difficult to assess the ultimate outcome of such litigation. AIG is also subject to derivative, class action and other claims asserted by its shareholders and others alleging, among other things, breach of fiduciary duties by its directors and officers and violations of insurance laws and regulations, as well as federal and state securities laws. In the case of any derivative action brought on behalf of AIG, any recovery would accrue to the benefit of AIG.

    Various regulatory and governmental agencies have been reviewing certain public disclosures, transactions and practices of AIG and its subsidiaries in connection with industry-wide and other inquiries into, among other matters, AIG's liquidity, compensation paid to certain employees, payments made to counterparties, and certain business practices and valuations of current and former operating insurance subsidiaries. AIG has cooperated, and will continue to cooperate, in producing documents and other information in response to subpoenas and other requests.

    AIG's life insurance companies have received industry-wide regulatory inquiries, including a multi-state audit covering compliance with unclaimed property laws and a directive from the New York Insurance Department (the New York Directive) regarding claims settlement practices. In particular, the above referenced multi-state audit seeks to require insurers to use the Social Security Death Master File (SSDMF) to identify potential deceased insureds, notwithstanding that the beneficiary or other payee has not presented the company with a valid claim, to determine whether a claim is payable and to take appropriate action. The multi-state audit covers certain policies in force at any time since 1992. The New York Directive generally requires a similar review and action although the time frame under review is different.

    AIG recorded an increase of $202 million in the estimated reserves for incurred but not reported death claims in 2011 in conjunction with the use of the SSDMF to identify potential claims not yet presented. Although AIG has enhanced its claims practices to include use of the SSDMF, it is possible that the inquiries, audits and other regulatory activity could result in the payment of additional death claims, additional escheatment of funds deemed abandoned under state laws, administrative penalties and interest. AIG believes it is adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate. Additionally, state regulators are considering a variety of proposals that would require life insurance companies to take additional steps to identify unreported deceased policy holders.

    The National Association of Insurance Commissioners Market Analysis Working Group, led by the states of Ohio and Iowa, is conducting a multi-state examination of certain accident and health products, including travel products, issued by National Union Fire Insurance Company of Pittsburgh, Pa. (National Union). The examination formally commenced in September 2010 after National Union, based on the identification of certain regulatory issues related to the conduct of its accident and health insurance business, including rate and form issues, producer licensing and appointment, and vendor management, requested that state regulators collectively conduct an examination of the regulatory issues in its accident and health business. In addition to Ohio and Iowa, the lead states in the multi-state examination are Minnesota, New Jersey and Pennsylvania, and currently a total of 38 states have agreed to participate in the multi-state examination. As part of the multi-state examination, the following Interim Consent Orders were entered into with Ohio: (a) on January 7, 2011, in which National Union agreed, on a nationwide basis, to cease marketing directly to individual bank customers accident/sickness policy forms that had been approved to be sold only as policies providing blanket coverage, and to certain related remediation and audit procedures and (b) on February 14, 2012, in which National Union agreed, on a nationwide basis, to limit outbound telemarketing to certain forms and rates. A Consent Order was entered into with Minnesota on February 10, 2012, in which National Union and Travel Guard Group Inc., an AIG subsidiary, agreed to (i) cease automatically enrolling Minnesota residents in certain insurance relating to air travel, (ii) pay a civil penalty to Minnesota of $250,000 and (iii) refund premium to Minnesota residents who were automatically enrolled in certain insurance relating to air travel. In early 2012, Chartis U.S., Inc., on behalf of itself, National Union, and certain of Chartis U.S., Inc.'s insurance companies (collectively, Chartis U.S.) and the lead regulators agreed in principle upon certain terms to resolve the multi-state examination. The terms include Chartis U.S.'s (i) payment of a civil penalty of up to $51 million, (ii) agreement to enter into a corrective action plan describing agreed-upon specific steps and standards for evaluating Chartis U.S.'s ongoing compliance with laws and regulations governing the regulatory issues identified in the examination, and (iii) agreement to pay a contingent fine in the event that Chartis U.S. fails to substantially comply with the steps and standards agreed to in the corrective action plan. As of December 31, 2011, AIG has an accrued liability equal to the amount of the civil penalty under the proposed agreement. As the terms outlined above are subject to agreement by the lead and participating states and appropriate agreements or orders, AIG (i) can give no assurance that these terms will not change prior to a final resolution of the multi-state examination that is binding on all parties and (ii) cannot predict what other regulatory action, if any, will result from resolving the multi-state examination. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse effect on AIG's consolidated results of operations for an individual reporting period, the ongoing operations of the business being examined, or on similar business written by other AIG carriers. National Union and other AIG companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course.

    Industry-wide examinations conducted by the Minnesota Department of Insurance and the Department of Housing and Urban Development (HUD) on captive reinsurance practices by lenders and mortgage insurance companies, including UGC, have been ongoing for several years. Recently, the newly formed Consumer Financial Protection Bureau assumed responsibility for violations of the Real Estate Settlement Procedures Act from HUD, and assumed HUD's aforementioned ongoing investigation. UGC recently received a proposed consent order from the Minnesota Commissioner of Commerce (the MN Commissioner) which alleges that UGC violated the Real Estate Settlement Procedures Act, the Fair Credit Reporting Act and other state and federal laws in connection with its practices with captive reinsurance companies owned by lenders. UGC is currently engaged in discussions with the MN Commissioner with respect to the terms of the proposed consent order. UGC cannot predict if or when a consent order may be entered into or, if entered into, what the terms of the final consent order will be. UGC is also currently subject to civil litigation relating to its placement of reinsurance with captives owned by lenders, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course.

AIG's Subprime Exposure, AIGFP Credit Default Swap Portfolio and Related Matters

    AIG, AIGFP and certain directors and officers of AIG, AIGFP and other AIG subsidiaries have been named in various actions relating to AIG's exposure to the U.S. residential subprime mortgage market, unrealized market valuation losses on AIGFP's super senior credit default swap portfolio, losses and liquidity constraints relating to AIG's securities lending program and related disclosure and other matters (Subprime Exposure Issues).

    Consolidated 2008 Securities Litigation.    Between May 21, 2008 and January 15, 2009, eight purported securities class action complaints were filed against AIG and certain directors and officers of AIG and AIGFP, AIG's outside auditors, and the underwriters of various securities offerings in the United States District Court for the Southern District of New York (the Southern District of New York), alleging claims under the Securities Exchange Act of 1934 (the Exchange Act) or claims under the Securities Act of 1933 (the Securities Act). On March 20, 2009, the Court consolidated all eight of the purported securities class actions as In re American International Group, Inc. 2008 Securities Litigation (the Consolidated 2008 Securities Litigation). Subsequently, on November 18, 2011 and January 20, 2012, two separate, though similar, securities actions were brought against AIG and certain directors and officers of AIG and AIGFP by the Kuwait Investment Office and various Oppenheimer Funds, respectively.

    On May 19, 2009, lead plaintiff in the Consolidated 2008 Securities Litigation filed a consolidated complaint on behalf of purchasers of AIG Common Stock during the alleged class period of March 16, 2006 through September 16, 2008, and on behalf of purchasers of various AIG securities offered pursuant to AIG's shelf registration statements. The consolidated complaint alleges that defendants made statements during the class period in press releases, AIG's quarterly and year-end filings, during conference calls, and in various registration statements and prospectuses in connection with the various offerings that were materially false and misleading and that artificially inflated the price of AIG Common Stock. The alleged false and misleading statements relate to, among other things, the Subprime Exposure Issues. The consolidated complaint alleges violations of Sections 10(b) and 20(a) of the Exchange Act and Sections 11, 12(a)(2), and 15 of the Securities Act. On August 5, 2009, defendants filed motions to dismiss the consolidated complaint, and on September 27, 2010, the Court denied the motions to dismiss.

    On November 24, 2010 and December 10, 2010, AIG and all other defendants filed answers to the consolidated complaint denying the material allegations therein and asserting their defenses.

    On April 1, 2011, the lead plaintiff in the Consolidated 2008 Securities Litigation filed a motion to certify a class of plaintiffs. On November 2, 2011, the Court terminated the motion without prejudice to an application for restoration.

    As of February 23, 2012, plaintiffs in the Consolidated 2008 Securities Litigation have not specified an amount of alleged damages, discovery is ongoing and the Court has not determined if a class action is appropriate or the size or scope of any class. As a result, AIG is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

    As of February 23, 2012, the actions initiated by the Kuwait Investment Office and various Oppenheimer Funds are in their early stages, no discussions concerning potential damages have occurred and the plaintiffs have not specified an amount of alleged damages in their respective actions. As a result, AIG is unable to reasonably estimate the possible loss or range of losses, if any, arising from these litigations.

    ERISA Actions – Southern District of New York.    Between June 25, 2008, and November 25, 2008, AIG, certain directors and officers of AIG, and members of AIG's Retirement Board and Investment Committee were named as defendants in eight purported class action complaints asserting claims on behalf of participants in certain pension plans sponsored by AIG or its subsidiaries. On March 19, 2009, the Court consolidated these eight actions as In re American International Group, Inc. ERISA Litigation II. On June 26, 2009, lead plaintiffs' counsel filed a consolidated amended complaint. The action purports to be brought as a class action under the Employee Retirement Income Security Act of 1974, as amended (ERISA), on behalf of all participants in or beneficiaries of certain benefit plans of AIG and its subsidiaries that offered shares of AIG Common Stock. In the consolidated amended complaint, plaintiffs allege, among other things, that the defendants breached their fiduciary responsibilities to plan participants and their beneficiaries under ERISA, by continuing to offer the AIG Stock Fund as an investment option in the plans after it allegedly became imprudent to do so. The alleged ERISA violations relate to, among other things, the defendants' purported failure to monitor and/or disclose certain matters, including the Subprime Exposure Issues. On September 18, 2009, defendants filed motions to dismiss the consolidated amended complaint.

    On March 31, 2011, the Court granted defendants' motions to dismiss with respect to one plan at issue, and denied defendants' motions to dismiss with respect to the other two plans at issue.

    On August 5, 2011, AIG and all other defendants filed answers to the consolidated complaint denying the material allegations therein and asserting their defenses.

    As of February 23, 2012, plaintiffs have not specified an amount of alleged damages, discovery is ongoing, and the Court has not determined if a class action is appropriate or the size or scope of any class. As a result, AIG is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

    Consolidated 2007 Derivative Litigation.    On November 20, 2007 and August 6, 2008, purported shareholder derivative actions were filed in the Southern District of New York naming as defendants directors and officers of AIG and its subsidiaries and asserting claims on behalf of nominal defendant AIG. The actions have been consolidated as In re American International Group, Inc. 2007 Derivative Litigation (the Consolidated 2007 Derivative Litigation). On June 3, 2009, lead plaintiff filed a consolidated amended complaint naming additional directors and officers of AIG and its subsidiaries as defendants. As amended, the factual allegations include the Subprime Exposure Issues and AIG and AIGFP employee retention payments and related compensation issues. The claims asserted on behalf of nominal defendant AIG include breach of fiduciary duty, waste of corporate assets, unjust enrichment, contribution and violations of Sections 10(b) and 20(a) of the Exchange Act. On August 5 and 26, 2009, AIG and defendants filed motions to dismiss the consolidated amended complaint. On December 18, 2009, a separate action, previously commenced in the United States District Court for the Central District of California (Central District of California) and transferred to the Southern District of New York on June 5, 2009, was consolidated into the Consolidated 2007 Derivative Litigation and dismissed without prejudice to the pursuit of the claims in the Consolidated 2007 Derivative Litigation.

    On March 30, 2010, the Court dismissed the action due to plaintiff's failure to make a pre-suit demand on AIG's Board of Directors. On March 17, 2011, the United States Court of Appeals for the Second Circuit (the Second Circuit) affirmed the Southern District of New York's dismissal of the Consolidated 2007 Derivative Litigation due to plaintiff's failure to make a pre-suit demand.

    On August 10, 2011 and August 15, 2011, the plaintiff that brought the Consolidated 2007 Derivative Litigation sent letters to AIG's Board of Directors (the Board) demanding that the Board cause AIG to pursue the claims asserted in the Consolidated 2007 Derivative Litigation. On September 13, 2011, the Board rejected the demand.

    Other Derivative Actions.    Separate purported derivative actions, alleging similar claims as the Consolidated 2007 Derivative Litigation, have been brought asserting claims on behalf of the nominal defendant AIG in various jurisdictions. These actions are described below:

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  Supreme Court of New York, Nassau County.    On February 29, 2008, a purported shareholder derivative complaint was filed in the Supreme Court of Nassau County, naming as defendants certain directors and officers of AIG and its subsidiaries. On March 9, 2009, this action was stayed.

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  Supreme Court of New York, New York County.    On March 20, 2009, a purported shareholder derivative complaint was filed in the Supreme Court of New York County naming as defendants certain directors and officers of AIG and recipients of AIGFP retention payments. The complaint has not been served on any defendant.

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  Delaware Court of Chancery.    On September 17, 2008, a purported shareholder derivative complaint was filed in the Delaware Court of Chancery, naming as defendants certain directors and officers of AIG and its subsidiaries. On July 17, 2009 the case was stayed. On May 4, 2011, the parties filed a stipulation with the court agreeing to lift the stay, and granting plaintiff leave to file an amended complaint. On June 17, 2011, AIG filed a motion to dismiss the second amended complaint due to plaintiff's failure to make a pre-suit demand on the Board. On February 1, 2012, the Court approved a stipulation between the parties, dismissing the second amended complaint with prejudice.

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  Superior Court for the State of California, Los Angeles County.    On November 20, 2009, a purported shareholder derivative complaint was filed in the Superior Court for the State of California, Los Angeles County, naming as defendants certain directors and officers of AIG and its subsidiaries. On February 9, 2010, the case was stayed.

    Southern District of New York.    On January 4, 2011, Wanda Mimms, a participant in the AIG Incentive Savings Plan (the Plan), filed a purported derivative action on behalf of the Plan in the United States District Court for the Southern District of New York against PricewaterhouseCoopers, LLP (PwC) and asserting a claim for professional malpractice in conducting audits of AIG's 2007 financial statements. The complaint, as amended on April 20, 2011, also asserts a claim for breach of fiduciary duty under ERISA against members of the Plan's Retirement Board for failing to pursue a claim for professional malpractice on behalf of the Plan against PwC. On July 6, 2011, the Plan and defendants filed motions to dismiss the amended complaint. On February 16, 2012, the Court granted the motions to dismiss and dismissed the amended complaint without leave to replead.

    Canadian Securities Class Action – Ontario Superior Court of Justice.    On November 12, 2008, an application was filed in the Ontario Superior Court of Justice for leave to bring a purported class action against AIG, AIGFP, certain directors and officers of AIG and Joseph Cassano, the former Chief Executive Officer of AIGFP, pursuant to the Ontario Securities Act. If the Court grants the application, a class plaintiff will be permitted to file a statement of claim against defendants. The proposed statement of claim would assert a class period of November 10, 2006 through September 16, 2008 (later amended to March 16, 2006 through September 16, 2008) and would allege that during this period defendants made false and misleading statements and omissions in quarterly and annual reports and during oral presentations in violation of the Ontario Securities Act.

    On April 17, 2009, defendants filed a motion record in support of their motion to stay or dismiss for lack of jurisdiction and forum non conveniens. On July 12, 2010, the Court adjourned a hearing on the motion pending a decision by the Supreme Court of Canada in another action with respect to similar issues raised in the action pending against AIG.

    In plaintiff's proposed statement of claim, plaintiff alleged general and special damages of $500 million, and punitive damages of $50 million plus prejudgment interest or such other sums as the Court finds appropriate. As of February 23, 2012, the Court has not determined whether it has jurisdiction or granted plaintiff's application to file a statement of claim and no merits discovery has occurred. As a result, AIG is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

    Starr International Litigation — On November 21, 2011, Starr International Company, Inc. (SICO) filed a complaint against the Department of the Treasury in the United States Court of Federal Claims, bringing claims, both individually and on behalf of all others similarly situated and derivatively on behalf of AIG (the Starr Treasury Action). The complaint challenges the government's assistance of AIG, pursuant to which AIG entered into the FRBNY Credit Facility and the Department of the Treasury received an approximately 80 percent ownership in AIG. The complaint alleges that the interest rate imposed on AIG and the appropriation of approximately 80 percent of AIG's equity was discriminatory, unprecedented, and inconsistent with liquidity assistance offered by the Government to other comparable firms at the time and violated the Equal Protection, Due Process, and Takings Clauses of the U.S. Constitution.

    On the same day that SICO commenced the Starr Treasury Action, SICO also filed a second complaint in the United States District Court in the Southern District of New York, this one against the FRBNY bringing claims, both individually and on behalf of all others similarly situated and derivatively on behalf of AIG. This complaint also challenges the Government's assistance of AIG, pursuant to which AIG entered into the FRBNY Credit Facility and the Department of the Treasury received an approximately 80 percent ownership in AIG. The complaint alleges that the FRBNY owed fiduciary duties to AIG as a controlling shareholder of AIG, and that the FRBNY breached these fiduciary duties by "divert[ing] the rights and assets of AIG and its shareholders to itself and favored third parties" through transactions involving ML III, an entity controlled by FRBNY, and by "participating in, and causing AIG's officers and directors to participate in, the evasion of AIG's existing Common Stock shareholders' right to approve the massive issuance of the new Common Shares required to complete the Government's taking of a nearly 80 percent interest in the Common Stock of AIG." SICO also alleges that the "FRBNY has asserted that in exercising its control over, and acting on behalf of, AIG it did not act in an official, governmental capacity or at the direction of the Department of the Treasury," but that "[t]o the extent the proof at or prior to trial shows that the FRBNY did in fact act in a governmental capacity, or at the direction of the Department of the Treasury, the improper conduct . . . constitutes the discriminatory takings of the property and property rights of AIG without due process or just compensation."

    In both of the actions commenced by SICO, the only claims naming AIG as a party are derivative claims on behalf of AIG, and AIG thus faces no potential damages. The FRBNY has requested indemnification under the FRBNY Credit Facility from AIG in connection with the action against it and AIG is discussing the request and its scope with the FRBNY. On January 31, 2012 and February 1, 2012, amended complaints were filed in the Court of Claims and the Southern District of New York, respectively. These amended complaints contain additional factual allegations, but do not contain any new claims against the Department of Treasury, the FRBNY or AIG.

Other Litigation Related to AIGFP

    On September 30, 2009, Brookfield Asset Management, Inc. and Brysons International, Ltd. (together, Brookfield) filed a complaint against AIG and AIGFP in the Southern District of New York. Brookfield seeks a declaration that a 1990 interest rate swap agreement between Brookfield and AIGFP (guaranteed by AIG) terminated upon the occurrence of certain alleged events that Brookfield contends constituted defaults under the swap agreement's standard "bankruptcy" default provision. Brookfield claims that it is excused from all future payment obligations under the swap agreement on the basis of the purported termination. At December 31, 2011, the estimated present value of expected future cash flows discounted at LIBOR was $1.5 billion, which represents AIG's maximum contractual loss from the alleged termination of the contract. It is AIG's position that no termination event has occurred and that the swap agreement remains in effect. A determination that a termination event has occurred could result in AIG losing its entitlement to all future payments under the swap agreement and result in a loss to AIG of the full value at which AIG is carrying the swap agreement.

    Additionally, a determination that AIG triggered a "bankruptcy" event of default under the swap agreement could also, depending on the Court's precise holding, affect other AIG or AIGFP agreements that contain the same or similar default provisions. Such a determination could also affect derivative agreements or other contracts between third parties, such as credit default swaps under which AIG is a reference credit, which could affect the trading price of AIG securities. During the third quarter of 2011, beneficiaries of certain previously repaid AIGFP guaranteed investment agreements brought an action against AIG Parent and AIGFP making "bankruptcy" event of default allegations similar to those made by Brookfield. AIG has moved to dismiss that complaint.

    On December 17, 2009, AIG and AIGFP filed a motion to dismiss Brookfield's complaint. On September 28, 2010, the Court issued a decision granting defendants' motion in part and denying it in part, holding that the complaint: (i) failed to allege that an event of default had occurred based upon defendants' failure to pay or inability to pay debts as they became due; but, (ii) sufficiently alleged that an event of default had occurred based upon other sections of the swap agreement's "bankruptcy" default provision. On January 26, 2011, Brookfield filed an amended complaint that sought to reassert, on the basis of additional factual allegations, the claims that were dismissed from the initial complaint. While AIG initially moved to dismiss the claim that Brookfield sought to reassert in its amended complaint, after Brookfield filed a second amended complaint on September 15, 2011, AIG informed the Court that, in light of the advanced stage of fact discovery in the case, it intends to defer seeking to dismiss Brookfield's claims until motions for summary judgment have been filed, when the discovery record can be considered. AIG and AIGFP filed an answer to the second amended complaint on November 8, 2011. Fact discovery is currently scheduled to conclude on May 15, 2012.

Securities Lending Dispute with Transatlantic Holdings Inc.

    On May 24, 2010, Transatlantic Holdings, Inc. (Transatlantic) and two of its subsidiaries, Transatlantic Reinsurance Company and Trans Re Zurich Reinsurance Company Ltd. (collectively, Claimants), commenced an arbitration proceeding before the American Arbitration Association in New York against AIG and two of its subsidiaries (the AIG Respondents). Claimants allege breach of contract, breach of fiduciary duty, and common law fraud in connection with certain securities lending agency agreements between AIG's subsidiaries and Claimants. Claimants allege that AIG and its subsidiaries should be liable for the losses that Claimants purport to have suffered in connection with securities lending and investment activities, and seek damages of $350 million and other unspecified damages.

    On June 29, 2010, AIG brought a petition in the Supreme Court of the State of New York, seeking to enjoin the arbitration on the ground that AIG is not a party to the securities lending agency agreements with Claimants. On July 29, 2010, the parties agreed to resolve that petition by consolidating the arbitration commenced by Claimants with a separate arbitration, commenced by AIG on June 29, 2010, in which AIG is seeking damages of Euro 17.6 million ($22.8 million at the December 31, 2011 exchange rate) from Transatlantic for breach of a Master Separation Agreement among Transatlantic, AIG and one of its subsidiary companies.

    On September 13, 2010, the AIG Respondents submitted an answer to Claimants' claims asserting, among other things, that there was no breach of the securities lending agency agreements, and that Claimants' other allegations including purported breach of fiduciary duty and fraud are not meritorious. Transatlantic submitted an answer denying liability with respect to AIG's claim on September 13, 2010. Claimants recently increased its claimed damages to an amount of approximately $500 million.

    On January 26, 2012, AIG Respondents and Claimants reached a binding agreement to terminate the arbitration proceedings and to dismiss all claims between the parties without any admission of liability by any of the parties. Pursuant to the agreement, the parties will first seek to reach an overall mediated settlement of the claims in the arbitration proceeding along with various other business matters that were not at issue in the arbitration. If a mediated resolution including all claims and outstanding business issues cannot be reached by April 30, 2012, then the parties will try to reach a mediated resolution of the securities lending claims only, including a settlement payment to Transatlantic between $45 million and $125 million. If the parties cannot reach such resolution, the parties have agreed that the mediator will, by June 1, 2012, determine the amount of a settlement payment to Transatlantic with respect to the securities lending claims in a range between $45 million and $125 million. Accordingly, AIG has accrued an amount it believes is reasonable for this settlement.

Employment Litigation against AIG and AIG Global Real Estate Investment Corporation

    Fitzpatrick matter.    On December 9, 2009, AIG Global Real Estate Investment Corporation's (AIGGRE) former President, Kevin P. Fitzpatrick, several entities he controls, and various other single purpose entities (the SPEs) filed a complaint in the Supreme Court of the State of New York, New York County against AIG and AIGGRE (the Defendants). The case was removed to the Southern District of New York, and an amended complaint was filed on March 8, 2010. The amended complaint asserts that the Defendants violated fiduciary duties to Fitzpatrick and his controlled entities and breached Fitzpatrick's employment agreement and agreements of SPEs that purportedly entitled him to carried interest fees arising out of the sale or disposition of certain real estate. Fitzpatrick has also brought derivative claims on behalf of the SPEs, purporting to allege that the Defendants breached contractual and fiduciary duties in failing to fund the SPEs with various amounts allegedly due under the SPE agreements. Fitzpatrick has also requested injunctive relief, an accounting, and that a receiver be appointed to manage the affairs of the SPEs. He has further alleged that the SPEs are subject to a constructive trust. Fitzpatrick also has alleged a violation of ERISA relating to retirement benefits purportedly due. Fitzpatrick has claimed that he is currently owed damages totaling approximately $196 million, and that potential future amounts owed to him are approximately $78 million, for a total of approximately $274 million. Fitzpatrick further claims unspecified amounts of carried interest on certain additional real estate assets of AIG and its affiliates. He also seeks punitive damages for the alleged breaches of fiduciary duties. Defendants assert that Fitzpatrick has been paid all amounts currently due and owing pursuant to the various agreements through which he seeks recovery. As set forth above, the possible range of loss to AIG is $0 to $274 million, although Fitzpatrick claims that he is also entitled to additional unspecified amounts of carried interest and punitive damages.

    Defendants filed counterclaims against Fitzpatrick and a motion to dismiss. On September 28, 2010, the Court dismissed the Defendants' counterclaims, and denied Defendants' motion to dismiss. On March 14, 2011, both plaintiffs and defendants filed motions for partial summary judgment. Those motions are still pending, and no trial date has been set.

    Behm matter.    Frank Behm, former President of AIG Global Real Estate Asia Pacific, Inc. ("AIGGREAP"), has filed two actions in connection with the termination of his employment. Behm filed an action on or about October 1, 2010 in Delaware Superior Court in which he asserts claims of breach of implied covenant of good faith and fair dealing for termination in violation of public policy, deprivation of compensation, and breach of contract. Additionally, on or about March 29, 2011, Behm filed an arbitration proceeding before the American Arbitration Association alleging wrongful termination, in which he seeks the payment of carried interest or "promote" distributed through the SPEs, based on the sales of certain real estate assets. Behm also contends that he is entitled to promote as a third-party beneficiary of Kevin Fitzpatrick's employment agreement, which, Behm claims, defines broadly a class of individuals, allegedly including himself, who, with the approval of AIG's Chief Investment Officer, became eligible to receive promote payments. Behm is claiming approximately $33 million in carried interest. Multiple AIG entities (the AIG Entities) are named as parties in each of the Behm matters. The AIG Entities have filed a counterclaim in the Delaware case, contending that Behm owes them approximately $3.6 million (before pre-judgment interest) in tax equalization payments made by the AIG Entities on Behm's behalf.

    Both matters filed by Behm are premised on the same key allegations. Behm claims that the AIG Entities wrongfully terminated him from AIGGREAP in an effort to silence him for voicing opposition to allegedly improper practices concerning the amount of AIG reserves for carried interest that Behm contends is due to him and others. The AIG Entities contend that their reserves are appropriate, as Behm's claim for additional carried interest are without merit. Behm claims that, when he refused to accede to the AIG Entities' position as to the amount of carried interest due, he was targeted for investigation and subsequently terminated, purportedly for providing confidential AIG information to a competitor, and its executive search firm. Behm argues that he did not disclose any confidential information; instead, he met with several of the competitor's representatives in order to foster interest in purchasing AIGGREAP.

    The parties have finalized the selection of the arbitration panel and the arbitration hearing dates have been set for May 2012. No trial date has been set in the Delaware action. As set forth above, the possible range of loss to AIG is $0 to $33 million, although Behm claims that he is also entitled to additional unspecified amounts of carried interest and punitive damages.

False Claims Act Complaint

    On February 25, 2010, a complaint was filed in the United States District Court for the Southern District of California by two individuals (Relators) seeking to assert claims on behalf of the United States against AIG and certain other defendants, including Goldman Sachs and Deutsche Bank, under the False Claims Act. Relators filed a First Amended Complaint on September 30, 2010, adding certain additional defendants, including Bank of America and Société Générale. The amended complaint alleges that defendants engaged in fraudulent business practices in respect of their activities in the over-the-counter market for collateralized debt obligations, and submitted false claims to the United States in connection with the FRBNY Credit Facility and the Maiden Lane Interests through, among other things, misrepresenting AIG's ability and intent to repay amounts drawn on the FRBNY Credit Facility, and misrepresenting the value of the securities that the Maiden Lane Interests acquired from AIG and certain of its counterparties. The complaint seeks unspecified damages pursuant to the False Claims Act in the amount of three times the damages allegedly sustained by the United States as well as interest, attorneys' fees, costs and expenses. The complaint and amended complaints were initially filed and maintained under seal while the United States considered whether to intervene in the action. On or about April 28, 2011, after the United States declined to intervene, the District Court lifted the seal, and Relators served the amended complaint on AIG on July 11, 2011.

    On October 14, 2011, the defendants that had been served filed motions to dismiss the amended complaint, which are currently pending. The Court will hear oral argument on those motions on April 23, 2012. The Relators have not specified in their amended complaint an amount of alleged damages. As a result, AIG is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

2006 Regulatory Settlements and Related Regulatory Matters

    2006 Regulatory Settlements.    In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (DOJ), the Securities and Exchange Commission (SEC), the Office of the New York Attorney General (NYAG) and the New York State Department of Insurance (DOI). The settlements resolved investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers' compensation premium taxes and other assessments. These settlements did not, however, resolve investigations by regulators from other states into insurance brokerage practices related to contingent commissions and other broker-related conduct, such as alleged bid rigging. Nor did the settlements resolve any obligations that AIG may have to state guarantee funds in connection with any of these matters.

    As a result of these settlements, AIG made payments or placed amounts in escrow in 2006 totaling approximately $1.64 billion, $225 million of which represented fines and penalties.

    In addition to the escrowed funds, $800 million was deposited into, and subsequently disbursed by, a fund under the supervision of the SEC, to resolve claims asserted against AIG by investors, including the securities class action and shareholder lawsuits described below. Additional amounts held in escrow totaling approximately $597 million, including interest thereon, are included in Other assets at December 31, 2011, and, as discussed below, are specifically designated to satisfy regulatory and class-action liabilities related to workers' compensation premium reporting issues. Approximately $338 million of the $597 million of the current total workers' compensation related escrow amount was originally held in an account established as part of the 2006 New York regulatory settlement and referred to as the Workers' Compensation Fund.

    On February 1, 2012, AIG was informed by the SEC that AIG had complied with the terms of the settlement order under which AIG had agreed to retain an independent consultant, and as of that date, was no longer subject to such order.

    Other Regulatory Settlements.    AIG's 2006 regulatory settlements with the SEC, DOJ, NYAG and DOI did not resolve investigations by regulators from other states into insurance brokerage practices. AIG entered into agreements effective in early 2008 with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia; the Commonwealths of Massachusetts and Pennsylvania; and the District of Columbia; as well as the Florida Department of Financial Services and the Florida Office of Insurance Regulation, relating to their respective industry-wide investigations into producer compensation and insurance placement practices. The settlements called for total payments of $26 million by AIG, of which $4.4 million was paid under previous settlement agreements. During the term of the settlement agreements, which run through early 2018, AIG will continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. AIG will also continue to cooperate with the industry-wide investigations. On April 7, 2010, it was announced that AIG and the Ohio Attorney General entered into a settlement agreement to resolve the Ohio Attorney General's claim concerning producer compensation and insurance placement practices. AIG paid the Ohio Attorney General $9 million as part of that settlement.

    NAIC Examination of Workers' Compensation Premium Reporting.    During 2006, the Settlement Review Working Group of the National Association of Insurance Commissioners (NAIC), under the direction of the States of Indiana, Minnesota and Rhode Island, began an investigation into AIG's reporting of workers' compensation premiums. In late 2007, the Settlement Review Working Group recommended that a multi-state targeted market conduct examination focusing on workers' compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania, and Rhode Island. All other states (and the District of Columbia) have agreed to participate in the multi-state examination. The examination focused on legacy issues related to AIG's writing and reporting of workers' compensation insurance prior to 1996 and current compliance with legal requirements applicable to such business.

    On December 17, 2010, AIG and the lead states reached an agreement to settle all regulatory liabilities arising out of the subjects of the multistate examination. The regulatory settlement agreement, which has been agreed to by all 50 states and the District of Columbia, includes, among other terms, (i) AIG's payment of $100 million in regulatory fines and penalties; (ii) AIG's payment of $46.5 million in outstanding premium taxes; (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulations governing the setting of workers' compensation insurance premium rates and the reporting of workers' compensation premiums; and (iv) AIG's agreement to pay up to $150 million in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. The $146.5 million in fines, penalties and premium taxes have been funded out of the $338 million originally held in the Workers' Compensation Fund and placed into an escrow account pursuant to the terms of the regulatory settlement agreement. The regulatory settlement is contingent upon and will not become effective until, among other events: (i) a final, court-approved settlement is reached in all the lawsuits that comprise the Workers' Compensation Premium Reporting Litigation, discussed below, including the putative class action, except that such settlement need not resolve claims between AIG and the Liberty Mutual Group in order for the regulatory settlement to become effective and (ii) a settlement is reached and consummated between AIG and certain state insurance guaranty funds that may assert claims against AIG for underpayment of guaranty-fund assessments.

    As of December 31, 2011, AIG has an accrued liability for the amounts payable under the proposed settlement.

Litigation Related to the Matters Underlying the 2006 Regulatory Settlements

    AIG and certain present and former directors and officers of AIG have been named in various actions related to the matters underlying the 2006 Regulatory Settlements. These actions are described below.

    The Consolidated 2004 Securities Litigation.    Beginning in October 2004, a number of putative securities fraud class action suits were filed in the Southern District of New York against AIG and consolidated as In re American International Group, Inc. Securities Litigation (the Consolidated 2004 Securities Litigation). Subsequently, a separate, though similar, securities fraud action was also brought against AIG by certain Florida pension funds. The lead plaintiff in the Consolidated 2004 Securities Litigation is a group of public retirement systems and pension funds benefiting Ohio state employees, suing on behalf of themselves and all purchasers of AIG's publicly traded securities between October 28, 1999 and April 1, 2005. The named defendants are AIG and a number of present and former AIG officers and directors, as well as C.V. Starr & Co., Inc. (Starr), Starr International Company, Inc. (SICO), General Reinsurance Corporation (General Re), and PwC, among others. The lead plaintiff alleges, among other things, that AIG: (i) concealed that it engaged in anti-competitive conduct through alleged payment of contingent commissions to brokers and participation in illegal bid-rigging; (ii) concealed that it used "income smoothing" products and other techniques to inflate its earnings; (iii) concealed that it marketed and sold "income smoothing" insurance products to other companies; and (iv) misled investors about the scope of government investigations. In addition, the lead plaintiff alleges that Maurice R. Greenberg, AIG's former Chief Executive Officer, manipulated AIG's stock price. The lead plaintiff asserts claims for violations of Sections 11 and 15 of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder, and Sections 20(a) and Section 20A of the Exchange Act.

    On July 14, 2010, AIG approved the terms of a settlement (the Settlement) with lead plaintiffs. The Settlement is conditioned on, among other things, court approval and a minimum level of shareholder participation. Under the terms of the Settlement, if consummated, AIG would pay an aggregate of $725 million.

    On July 20, 2010, at the joint request of AIG and lead plaintiffs, the District Court entered an order staying all deadlines in the case. On November 30, 2010, AIG and lead plaintiffs executed their agreement of settlement and compromise. On November 30, 2010, lead plaintiffs filed a motion for preliminary approval of the settlement with AIG.

    On October 5, 2011, the District Court granted lead plaintiffs' motion for preliminary approval of the settlement between AIG and lead plaintiffs. Notices to class members of the settlement were mailed on October 14, 2011. On December 2, 2011, Lead Plaintiff filed a motion for final approval of the settlement and for attorneys' fees. Objections to the settlement and requests to be excluded from the settlement were due to the District Court by December 30, 2011. Only two shareholders objected to the settlement, and 25 shareholders claiming to hold less than 1.5 percent of AIG's outstanding shares at the end of the class period submitted timely and valid requests to opt out of the class. Of those 25 shareholders, seven are investment funds controlled by the same investment group, and that investment group is the only opt-out who held more than 1,000 shares at the end of the class period. By order dated February 2, 2012, the District Court granted lead plaintiffs' motion for final approval of the Settlement between AIG and lead plaintiffs. AIG has fully funded the amount of the Settlement into an escrow account. On February 17, 2012, one of the objectors filed a notice to appeal the District Court's February 2, 2012 order to the Court of Appeals for the Second Circuit.

    On January 23, 2012, AIG and the Florida pension funds, who had brought a separate securities fraud action, executed a settlement agreement. Under the terms of the settlement agreement, AIG paid $4 million.

    The Multi-District Litigation.    Commencing in 2004, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in one or more broad conspiracies to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey (District of New Jersey) for coordinated pretrial proceedings. The consolidated actions have proceeded in that Court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefits Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the Multi-District Litigation).

    The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants are alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including AIG subsidiaries. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a number of overlapping "broker-centered" conspiracies to allocate customers through the payment of contingent commissions to brokers and through purported "bid-rigging" practices. It also alleges that the insurer and broker defendants participated in a "global" conspiracy not to disclose to policyholders the payment of contingent commissions. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, and the antitrust laws of 48 states and the District of Columbia, and are liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and Sherman Antitrust Act violations.

    The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employers alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, track the allegations of customer allocation through steering and bid-rigging made in the Commercial Complaint.

    The District Court, in connection with the Commercial and Employee Benefits Complaints, granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The Court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. Plaintiffs appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit (the Third Circuit) on October 10, 2007. On January 14, 2008, the District Court granted summary judgment to defendants on plaintiffs' ERISA claims in the Employee Benefits Complaint. On February 12, 2008, plaintiffs filed a notice of appeal to the Third Circuit with respect to the dismissal of the antitrust and RICO claims in the Employee Benefits Complaint.

    On August 16, 2010, the Third Circuit affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. Specifically, the Third Circuit affirmed the dismissal of plaintiffs' broader antitrust and RICO claims, but the Court reversed the District Court's dismissal of alleged "Marsh-centered" antitrust and RICO claims based on allegations of bid-rigging involving excess casualty insurance. The Court remanded these Marsh-centered claims to the District Court for consideration as to whether plaintiffs had adequately pleaded them. Because the Third Circuit vacated in part the judgment dismissing the federal claims in the Commercial Complaint, the Third Circuit also vacated the District Court's dismissal of the state-law claims in the Commercial Complaint.

    On October 1, 2010, defendants named in the Commercial Complaint filed motions to dismiss the remaining remanded claims in the District of New Jersey. On March 18, 2011, AIG and certain other defendants announced that they had entered into a memorandum of understanding (MOU) with class plaintiffs to settle the claims asserted against them in the Commercial Complaint. As of May 20, 2011, the parties to the MOU and certain other defendants entered into a Stipulation of Settlement. Under the terms of the settlement, it is anticipated that AIG will pay $6.75 million of a total aggregate settlement amount of approximately $37 million. The settlement is conditioned on final court approval. Plaintiffs' attorneys' fees and litigation expenses, and the aggregate costs of notice and claims administration in connection with the settlement, would be paid from the settlement fund.

    On June 20, 2011, the Court "administratively terminated" without prejudice the various Defendants' pending motions to dismiss the proposed class plaintiffs' operative pleading indicating that those motions may be re-filed after adjudication of all issues related to the proposed class settlement and subject to the approval of the Magistrate Judge. On June 27, 2011, the Court preliminarily approved the class settlement. On June 30, 2011, AIG placed its portion of the total settlement payment into escrow. If the settlement does not receive final court approval, those funds will revert to AIG. A final fairness hearing was held on September 14, 2011. The Court has not yet ruled on the motion for final approval of the class settlement.

    A number of complaints making allegations similar to those in the Multi-District Litigation have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the Multi-District Litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed. In one of those consolidated actions, Palm Tree Computer Systems, Inc. v. Ace USA (Palm Tree), which is brought by two named plaintiffs on behalf of a proposed class of insurance purchasers, the plaintiffs allege specifically with respect to their claim for breach of fiduciary duty against the insurer defendants that neither named plaintiff nor any member of the proposed class suffered damages "exceeding $74,999 each." Plaintiffs do not specify damages as to other claims against the insurer defendants in the complaint. The plaintiffs in Palm Tree have not yet sought certification of the class, as that case has been stayed by the District Court of New Jersey. Because discovery has not been completed and the District Court has not determined if a class action is appropriate or the size or scope of any class, AIG is unable to reasonably estimate the possible loss or range of losses, if any, arising from the Palm Tree litigation. In another consolidated action, The Heritage Corp. of South Florida v. National Union Fire Ins. Co. (Heritage), an individual plaintiff alleges damages "in excess of $75,000." Because discovery has not been completed and a precise amount of damages has not been specified, AIG is unable to reasonably estimate the possible loss or range of losses, if any, arising from the Heritage litigation. For the remaining consolidated actions, as of February, 2012, plaintiffs have not specified an amount of alleged damages arising from these actions. AIG is therefore unable to reasonably estimate the possible loss or range of losses, if any, arising from these matters.

    In June 2011, the Court ordered counsel for each of the tag-along actions in the Multi-District Litigation (including the following cases where AIG is a defendant: Avery Dennison Corp. v. Marsh & McLennan Companies,  Inc.; Henley Management Co. v. Marsh Inc.; Heritage; and Palm Tree) to submit a letter to the Court within 30 days of the date of that order that outlines the effect the current proposed class settlement will have on their respective cases if finalized in due course. In July 2011, several plaintiffs submitted letters to the Court. Defendants submitted an omnibus response to the Court on August 19, 2011.

    On October 17, 2011, the Court conducted a conference and subsequently ordered that discovery and motion practice may proceed in all tag-along actions. The parties were ordered to submit a proposed scheduling order for discovery and any additional motion practice to the Court by October 31, 2011. The Court has not yet issued a scheduling order.

    The AIG defendants have also sought to have state court actions making similar allegations stayed pending resolution of the Multi-District Litigation proceeding. These efforts have generally been successful, although four cases have proceeded; one each in Florida and New Jersey state courts that have settled, and one each in Texas and Kansas state courts have proceeded (although discovery is stayed in both actions). In the Texas action, plaintiff filed its Fourth Amended Petition on July 13, 2009 and on August 14, 2009, defendants filed renewed special exceptions. Plaintiff in the Texas action alleges a "maximum" of $125 million in total damages (after trebling). Because the Court has not rendered a decision on defendants' renewed special exceptions and discovery has not been completed, AIG is unable to reasonably estimate the possible loss or range of losses, if any, arising from the Texas action. In the Kansas action, defendants are appealing to the Kansas Supreme Court the trial court's denial of defendants' motion to dismiss on statute of limitations grounds. In the Kansas action, the plaintiff alleges damages in an amount "greater than $75,000" for each of the three claims directed against AIG in the complaint. Because the Kansas Supreme Court has not decided the appeal of the trial court's denial of defendants' motion to dismiss, a precise amount of damages has not been specified and discovery has not been completed, AIG is unable to reasonably estimate the possible loss or range of losses, if any, from the Kansas action.

    Workers' Compensation Premium Reporting.    On May 24, 2007, the National Council on Compensation Insurance (NCCI), on behalf of the participating members of the National Workers' Compensation Reinsurance Pool (the NWCRP), filed a lawsuit in the United States District Court for the Northern District of Illinois (Northern District of Illinois) against AIG with respect to the underpayment by AIG of its residual market assessments for workers' compensation insurance. The complaint alleged claims for violations of RICO, breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and sought damages purportedly in excess of $1 billion. On August 6, 2007, the Court denied AIG's motion seeking to dismiss or stay the complaint or, in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the Court denied AIG's motion to dismiss the complaint.

    On March 17, 2008, AIG filed an amended answer, counterclaims and third-party claims against NCCI (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and other state law claims. The counterclaim- defendants and third-party defendants filed motions to dismiss on June 9, 2008. On January 26, 2009, AIG filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued a decision and order sustaining AIG's counterclaims and sustaining, in part, AIG's third-party claims. The Court also dismissed certain of AIG's third-party claims without prejudice.

    On April 13, 2009, third-party defendant Liberty Mutual Group (Liberty Mutual) filed third-party counterclaims against AIG, certain of its subsidiaries, and former AIG executives. On August 23, 2009, the Court granted AIG's motion to dismiss the NCCI complaint for lack of standing. On September 25, 2009, AIG filed its First Amended Complaint, reasserting its RICO claims against certain insurance companies that both underreported their workers' compensation premium and served on the NWCRP Board, and repleading its fraud and other state law claims. Defendants filed a motion to dismiss the First Amended Complaint on October 30, 2009. On October 8, 2009, Liberty Mutual filed an amended counterclaim against AIG. The amended counterclaim is substantially similar to the complaint initially filed by NCCI, but also seeks damages related to non-NWCRP states, guaranty funds, and special assessments, in addition to asserting claims for other violations of state law. The amended counterclaim also removes as defendants the former AIG executives. On October 30, 2009, AIG filed a motion to dismiss the Liberty amended counterclaim.

    On April 1, 2009, Safeco Insurance Company of America (Safeco) and Ohio Casualty Insurance Company (Ohio Casualty) filed a complaint in the Northern District of Illinois, on behalf of a purported class of all NWCRP participant members, against AIG and certain of its subsidiaries with respect to the underpayment by AIG of its residual market assessments for workers' compensation insurance. The complaint was styled as an "alternative complaint," should the Court grant AIG's motion to dismiss the NCCI lawsuit for lack of subject-matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint names former AIG executives as defendants and asserts a RICO claim against those executives. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, AIG filed a motion to dismiss the amended complaint. On July 16, 2010, Safeco and Ohio Casualty filed their motion for class certification, which AIG opposed on October 8, 2010.

    On July 1, 2010, the Court ruled on the pending motions to dismiss that were directed at all parties' claims. With respect to the underreporting NWCRP companies' and board members' motion to dismiss AIG's first amended complaint, the Court denied the motion to dismiss all counts except AIG's claim for unjust enrichment, which it found to be precluded by the surviving claims for breach of contract. With respect to NCCI and the NWCRP's motion to dismiss AIG's first amended complaint, the Court denied the NCCI and the NWCRP's motions to dismiss AIG's claims for an equitable accounting and an action on an open, mutual, and current account. With respect to AIG's motions to dismiss Liberty's counterclaims and the class action complaint, the Court denied both motions, except that it dismissed the class claim for promissory estoppel. On July 30, 2010, the NWCRP filed a motion for reconsideration of the Court's ruling denying its motion to dismiss AIG's claims for an equitable accounting and an action on an open, mutual, and current account. The Court denied the NWCRP's motion for reconsideration on September 16, 2010. The plaintiffs filed a motion for class certification on July 16, 2010. AIG opposed the motion.

    On January 5, 2011, AIG executed a term sheet with a group of intervening plaintiffs, made up of seven participating members of the NWCRP that filed a motion to intervene in the class action for the purpose of settling the claims at issue on behalf of a settlement class. The proposed class-action settlement would require AIG to pay $450 million to satisfy all liabilities to the class members arising out of the workers' compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in the Workers' Compensation Fund less any amounts previously withdrawn to satisfy AIG's regulatory settlement obligations, as addressed above. On January 13, 2011, their motion to intervene was granted. On January 19, 2011, the intervening class plaintiffs filed their Complaint in Intervention. On January 28, 2011, AIG and the intervening class plaintiffs entered into a settlement agreement embodying the terms set forth in the January 5, 2011 term sheet and filed a joint motion for certification of the settlement class and preliminary approval of the settlement. If approved by the Court (and such approval becomes final), the settlement agreement will resolve and dismiss with prejudice all claims that have been made or that could have been made in the consolidated litigations pending in the Northern District of Illinois arising out of workers' compensation premium reporting, including the class action, other than claims that are brought by any class member that opts out of the settlement. On April 29, 2011, Liberty Mutual filed papers in opposition to preliminary approval of the proposed settlement and in opposition to certification of a settlement class, in which it alleged AIG's actual exposure, should the class action continue through judgment, to be in excess of $3 billion. AIG disputes and will defend against this allegation. The Court held a hearing on the motions for class certification and preliminary approval of the proposed class-action settlement on June 21 and July 25, 2011.

    On August 1, 2011, the Court issued an opinion and order granting the motion for class certification and preliminarily approving the proposed class-action settlement, subject to certain minor modifications that the Court noted the parties already had agreed to make. The opinion and order became effective upon the entry of a separate Findings and Order Preliminarily Certifying a Settlement Class and Preliminarily Approving Proposed Settlement on August 5, 2011. Liberty Mutual sought leave from the United States Court of Appeals for the Seventh Circuit to appeal the August 5, 2011 class certification decision, which was denied on August 19, 2011. Notice of the settlement was issued to the class members on August 19, 2011 advising that any class member wishing to opt out of or object to the class — action settlement was required to do so by October 3, 2011. RLI Insurance Company and its affiliates, which were to receive less than one thousand dollars under the proposed settlement, sent the only purported opt-out notice. Liberty Mutual, including its subsidiaries Safeco and Ohio Casualty, and the Kemper group of insurance companies, through their affiliate Lumbermens Mutual Casualty, were the only two objectors. AIG and the settling class plaintiffs filed responses to the objectors' submissions on October 28, 2011. The Court conducted a final fairness hearing on November 29, 2011. On December 21, 2011, the Court issued an order granting final approval of the settlement, but staying that ruling pending a forthcoming opinion. On January 19, 2012, Liberty Mutual and Safeco and Ohio Casualty filed notices of their intent to appeal the Court's order granting class-action settlement approval.

    The $450 million settlement amount, which is currently held in escrow pending final resolution of the class-action settlement, was funded in part from the approximately $191.5 million remaining in the Workers' Compensation Fund, after the transfer of the $146.5 million in fines, penalties, and premium taxes discussed in the NAIC Examination of Workers' Compensation Premium Reporting matter above into a separate escrow account pursuant to the regulatory settlement agreement. In the event that the proposed class action settlement is not approved, the litigation will resume. As of December 31, 2011, AIG has an accrued liability equal to the amounts payable under the settlement.

Litigation Matters Relating to AIG's Insurance Operations

    Caremark.    AIG and certain of its subsidiaries have been named defendants in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action intervened in the first-filed action, and the second-filed action was dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that AIG, its subsidiaries, and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In addition, the intervenors originally alleged that various lawyers and law firms who represented parties in the underlying class and derivative litigation (the Lawyer Defendants) were also liable for fraud and suppression, misrepresentation, and breach of fiduciary duty.

    The complaints filed by the plaintiffs and the intervenors request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. AIG and its subsidiaries deny the allegations of fraud and suppression, assert that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement, that the claims are barred by the statute of limitations, and that the statute cannot be tolled in light of the public disclosure of the excess coverage. The plaintiffs and intervenors, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

    In November 2007, the trial court dismissed the intervenors' complaint against the Lawyer Defendants, and the Alabama Supreme Court affirmed that dismissal in September 2008. After the case was sent back down to the trial court, the intervenors retained additional counsel and filed an Amended Complaint in Intervention that named only Caremark and AIG and various subsidiaries as defendants, purported to bring claims against all defendants for deceit and conspiracy to deceive, and purported to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception. The defendants moved to dismiss the Amended Complaint in Intervention, and the plaintiffs moved to disqualify all of the lawyers for the intervenors because, among other things, the newly retained firm had previously represented Caremark. The intervenors, in turn, moved to disqualify the lawyers for the plaintiffs in the first-filed action. The cross-motions to disqualify were withdrawn after the two sets of plaintiffs agreed that counsel for the original plaintiffs would act as lead counsel, and intervenors also withdrew their Amended Complaint in Intervention. The trial court approved all of the foregoing steps and, in April 2009, established a schedule for class action discovery that was to lead to a hearing on class certification in March 2010. The Court has since appointed a special master to oversee class action discovery and has directed the parties to submit a new discovery schedule after certain discovery disputes are resolved. Class discovery is ongoing. A class certification hearing has been set for March 2012, but it is expected to be adjourned until later in the Spring.

    As of February 23, 2012, the parties have not completed class action discovery, general discovery has not commenced, and the court has not determined if a class action is appropriate or the size or scope of any class. As a result, AIG is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

(B) COMMITMENTS

Flight Equipment

    At December 31, 2011, ILFC had committed to purchase 232 new aircraft and 26 additional aircraft, mostly through sale-leaseback transactions with airlines, deliverable from 2012 through 2019, with aggregate estimated total remaining payments of approximately $19.0 billion. ILFC will be required to find lessees for any aircraft acquired and to arrange financing for a substantial portion of the purchase price.

    During 2011, ILFC entered into a contract for the purchase of 100 A320neo family narrowbody aircraft from Airbus with deliveries beginning in 2015 and canceled its previous purchase commitment for ten A380s. ILFC also has the right to purchase an additional 50 Airbus A320neo family narrowbody aircraft. In addition, ILFC signed a purchase agreement for 33 737-800 aircraft from Boeing with deliveries beginning in 2012.

The following table presents the minimum future rental income on noncancelable operating leases of flight equipment that has been delivered:

At December 31, 2011 (in millions)

2012	$4,091
2013	3,585
2014	2,900
2015	2,180
2016	1,570
Remaining years after 2016	1,701

Total	$16,027

    Flight equipment is leased under operating leases with remaining terms ranging from one to fourteen years.

Lease Commitments

    AIG and its subsidiaries occupy leased space in many locations under various long-term leases and have entered into various leases covering the long-term use of data processing equipment.

The following table presents the future minimum lease payments under operating leases:

At December 31, 2011 (in millions)

2012	$422
2013	332
2014	234
2015	181
2016	151
Remaining years after 2016	428

Total	$1,748

    Rent expense was $482 million, $587 million and $733 million for the years ended December 31, 2011, 2010 and 2009, respectively. These amounts include $24 million, $118 million and $206 million attributable to discontinued operations for the years ended December 31, 2011, 2010 and 2009, respectively.

Other Commitments

    In the normal course of business, AIG enters into commitments to invest in private equity funds, hedge funds and mutual funds and to purchase and develop real estate in the U.S. and abroad. These commitments totaled $2.8 billion at December 31, 2011.

    AIG is obligated, subject to certain conditions, to make any payment that is not promptly paid with respect to the benefits accrued by certain employees of AIG and its subsidiaries under the SICO Plans (as discussed in (c) below under "Benefits Provided by Starr International Company, Inc.").

(C) CONTINGENCIES

Liability for unpaid claims and claims adjustment expense

    Although AIG regularly reviews the adequacy of the established Liability for unpaid claims and claims adjustment expense, there can be no assurance that AIG's loss reserves will not develop adversely and have a material adverse effect on its results of operations. Estimation of ultimate net losses, loss expenses and loss reserves is a complex process for long-tail casualty lines of business, which include general liability, commercial automobile liability, workers' compensation, excess casualty and crisis management coverages, insurance and risk management programs for large corporate customers and other customized structured insurance products, as well as excess and umbrella liability, D&O and products liability. Generally, actual historical loss development factors are used to project future loss development. However, there can be no assurance that future loss development patterns will be the same as in the past. Moreover, any deviation in loss cost trends or in loss development factors might not be discernible for an extended period of time subsequent to the recording of the initial loss reserve estimates for any accident year. There is the potential for reserves with respect to a number of years to be significantly affected by changes in loss cost trends or loss development factors that were relied upon in setting the reserves. These changes in loss cost trends or loss development factors could be attributable to changes in inflation or in the judicial environment, or in other social or economic phenomena affecting claims, such as the effects that the recent disruption in the credit markets could have on reported claims under professional liability coverages.

Benefits Provided by Starr International Company, Inc.

    SICO has provided a series of two-year Deferred Compensation Profit Participation Plans (SICO Plans) to certain AIG employees. The SICO Plans were created in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset was AIG Common Stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including AIG.

    None of the costs of the various benefits provided under the SICO Plans has been paid by AIG, although AIG has recorded a charge to reported earnings for the deferred compensation amounts paid to AIG employees by SICO, with an offsetting amount credited to Additional paid-in capital reflecting amounts considered to be contributed by SICO. The SICO Plans provide that shares currently owned by SICO are set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout of units under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with AIG prior to normal retirement age. Under the SICO Plans, SICO's Board of Directors may elect to pay a participant cash in lieu of shares of AIG Common Stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, AIG modified its accounting for the SICO Plans from variable to fixed measurement accounting. AIG gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO's notice to participants in the SICO Plans.

    Under the Starr International Company, Inc. Assurance Agreement, dated as of June 27, 2005 (SICO Assurance Agreement), AIG has agreed that, in the event that SICO does not promptly deliver the shares as required under the express terms of the SICO Plans to participants who were employees of AIG and its subsidiaries as of May 18, 2005, AIG will pay the benefits due under the SICO Plans. At December 31, 2011, the maximum number of shares of AIG Common Stock that AIG could be required to deliver under the SICO Assurance Agreement was 195,908.

(D) GUARANTEES

Subsidiaries

    AIG has issued unconditional guarantees with respect to the prompt payment, when due, of all present and future payment obligations and liabilities of AIGFP arising from transactions entered into by AIGFP.

    In connection with AIGFP's leasing business, AIGFP has issued, in a limited number of transactions, standby letters of credit or similar facilities to equity investors in an amount equal to the termination value owing to the equity investor by the lessee in the event of a lessee default (the equity termination value). The total amount outstanding at December 31, 2011 was $437 million. In those transactions, AIGFP has agreed to pay such amount if the lessee fails to pay. The amount payable by AIGFP is, in certain cases, partially offset by amounts payable under other instruments typically equal to the present value of a scheduled payment to be made by AIGFP. In the event that AIGFP is required to make a payment to the equity investor, the lessee is unconditionally obligated to reimburse AIGFP. To the extent that the equity investor is paid the equity termination value from the standby letter of credit and/or other sources, including payments by the lessee, AIGFP takes an assignment of the equity investor's rights under the lease of the underlying property. Because the obligations of the lessee under the lease transactions are generally economically defeased, lessee bankruptcy is the most likely circumstance in which AIGFP would be required to pay.

Asset Dispositions

General

    AIG is subject to financial guarantees and indemnity arrangements in connection with the completed sales of businesses pursuant to its asset disposition plan. The various arrangements may be triggered by, among other things, declines in asset values, the occurrence of specified business contingencies, the realization of contingent liabilities, developments in litigation or breaches of representations, warranties or covenants provided by AIG. These arrangements are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or are not applicable.

    AIG is unable to develop a reasonable estimate of the maximum potential payout under certain of these arrangements. Overall, AIG believes that it is unlikely it will have to make any material payments related to completed sales under these arrangements, and no material liabilities related to these arrangements have been recorded in the Consolidated Balance Sheet. See Notes 1 and 4 herein for additional information on sales of businesses and asset dispositions.

ALICO Sale

    Pursuant to the terms of the ALICO stock purchase agreement, AIG has agreed to provide MetLife with certain indemnities, the most significant of which include:

  •
  Indemnification related to breaches of general representations and warranties with an aggregate deductible of $125 million and a maximum payout of $2.25 billion. The indemnification extends for 21 months after November 1, 2010.

  •
  Indemnifications related to specific product, investment, litigation and other matters that are excluded from the general representations and warranties indemnity. These indemnifications provide for various deductible amounts, which in certain cases are zero, and maximum exposures, which in certain cases are unlimited, and extend for various periods after the completion of the sale.

  •
  Tax indemnifications related to insurance reserves that extend for taxable periods ending on or before December 31, 2013 and that are limited to an aggregate of $200 million, and certain other tax-related representations and warranties that extend to the expiration of the statute of limitations and are subject to an aggregate deductible of $50 million.

  •
  Indemnification for taxes incurred by ALICO as a result of the proposed elections under Section 338 of the Internal Revenue Code (the Code). Such elections have the effect of shifting the federal income tax liability on the sale from the seller to ALICO. On March 8, 2011, AIG paid MetLife approximately $300 million related to this indemnity.

    In connection with the indemnity obligations described above, as of December 31, 2011, approximately $1.6 billion of proceeds from the ALICO Sale were on deposit in an escrow arrangement. The amount required to be held in escrow declines to zero in April 2013, with claims submitted related to the indemnifications reducing the amount that can be released to AIG. Escrow releases to AIG are generally required to be applied towards the reduction of the liquidation preference of the Department of the Treasury's AIA SPV Preferred Interests. The escrow arrangement, as of December 31, 2011, consists of $3.0 billion of initial cash proceeds from the sale of MetLife securities received upon the completion of the ALICO Sale, less the following payments to MetLife from the escrow account in connection with the indemnification for various claims under the terms of the ALICO Sale: (i) approximately $300 million for taxes as described above and (ii) approximately $150 million during 2011 in connection with the previously disclosed litigation relating to Italian internal fund suspensions, U.K. internal fund suspensions, and various tax and other indemnity claims. On November 1, 2011, in accordance with the MetLife escrow agreement from the ALICO Sale, approximately $918 million was released to AIG. These proceeds were applied to pay down a portion of the liquidation preference of the Department of the Treasury's AIA SPV Preferred Interests pursuant to the Master Transaction Agreement, dated as of December 8, 2010, among AIG, the SPVs, the FRBNY, the Department of the Treasury and the Trust.

AGF Sale

    On November 30, 2010, AIG completed the sale of AGF. In accordance with the terms of the sale, AIG has made certain customary representations, warranties and covenants in the stock purchase agreement in which AIG agreed to provide the purchaser with certain indemnities.

AIG Star and AIG Edison Sale

    Pursuant to the terms of the AIG Star and AIG Edison stock purchase agreement, AIG has agreed to provide Prudential Financial, Inc. with certain indemnities, the most significant of which is indemnification related to breaches of general representations and warranties that result in losses that exceed 4.1 billion Yen ($53 million at the December 31, 2011 exchange rate), with a maximum payout of 102 billion Yen ($1.3 billion at the December 31, 2011 exchange rate). Except for certain specified representations and warranties that may have a longer survival period, the indemnification extends until November 1, 2012.

Other

  •
  See Note 11 herein for commitments and guarantees associated with VIEs.

  •
  See Note 12 herein for disclosures on derivatives, including AIGFP and MIP written credit default swaps and other derivatives with credit risk-related contingent features.

  •
  See Note 24 herein for additional disclosures on guarantees of outstanding debt.

TOTAL EQUITY AND EARNINGS (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2011
TOTAL EQUITY AND EARNINGS (LOSS) PER SHARE
TOTAL EQUITY AND EARNINGS (LOSS) PER SHARE

17. TOTAL EQUITY AND EARNINGS (LOSS) PER SHARE

SHARES OUTSTANDING

The following table presents a rollforward of outstanding shares:

	Preferred Stock
Year Ended December 31, 2011	AIG Series E	AIG Series F	AIG Series C	AIG Series G	Common Stock Issued	Treasury Stock	Outstanding Shares

Shares, beginning of year	400,000	300,000	100,000	-	147,124,067	(6,660,908)	140,463,159
Issuances	-	-	-	20,000	100,799,653	-	100,799,653
Settlement of equity unit stock purchase contracts	-	-	-	-	3,606,417	-	3,606,417
Shares exchanged	(400,000)	(300,000)	(100,000)	-	1,655,037,962	(11,678)	1,655,026,284
Shares repurchased	-	-	-	-	-	(3,074,031)	(3,074,031)
Shares cancelled	-	-	-	(20,000)	-	-	-

Shares, end of year	-	-	-	-	1,906,568,099	(9,746,617)	1,896,821,482

    See Note 1 herein for a discussion of the Recapitalization, the May 2011 Common Stock Offering and Sale and AIG's authorized stock repurchases.

PREFERRED STOCK AND RECAPITALIZATION

    At December 31, 2010, a total of $7.5 billion was outstanding under the Department of the Treasury Commitment (Series F). On January 14, 2011, AIG completed the Recapitalization in which the Series C Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock were exchanged for AIG Common Stock and the Series G Preferred Stock was issued. In connection with the Recapitalization, AIG repaid all amounts outstanding under the FRBNY Credit Facility. In connection with the May Common Stock Offering (described below under May 2011 Common Stock Offering and Sale), the Series G Preferred Stock was cancelled.

The following table presents the principal Consolidated Balance Sheet line items affected by the Recapitalization on January 14, 2011, further described in Note 1 herein:

	Effect of Recapitalization
Increase (Decrease) (dollars in millions)	Repayment and Termination of FRBNY Credit Facility(a)	Repurchase and Exchange of SPV Preferred Interests		Exchange of Preferred Stock for Common Stock(c)	Total Effect of Recapitalization

Other assets	$(24,297)	$(6,140	)(b)	$-	$(30,437)
Other liabilities	(325)	-		-	(325)
Federal Reserve Bank of New York credit facility	(20,689)	-		-	(20,689)
Redeemable noncontrolling nonvoting, callable, junior preferred interests held by Department of Treasury	-	20,292		-	20,292
AIG shareholders' equity:
Preferred stock
Series C preferred stock	-	-		(23,000)	(23,000)
Series E preferred stock	-	-		(41,605)	(41,605)
Series F preferred stock	-	20,292		(7,378)	(7,378)
		(20,292)
Series G preferred stock; 20,000 shares issued; liquidation value $0(d)	-	-		-	-
Common stock	-	-		4,138	4,138
Additional paid-in capital	-	-		67,845	67,845
Retained Earnings	(3,283)	-		-	(3,283)
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	-	(26,432)		-	(26,432)
Shares outstanding				1,655,037,962	1,655,037,962

(a)
Repayment and Termination of the FRBNY Credit Facility – Funds held in escrow and included in Other assets from the AIA IPO and the ALICO sale were used to repay the FRBNY Credit Facility. The adjustments to Other assets and Accumulated deficit reflects the write-off of the unamortized portion of the net prepaid commitment fee asset.

(b)
Repurchase and Exchange of SPV Preferred Interests – AIG used remaining net cash proceeds from the AIA IPO and the ALICO sale to pay down a portion of the liquidation preference on the SPV Preferred Interests held by the FRBNY and drew down approximately $20.3 billion under the Department of the Treasury Commitment (Series F) to repurchase the FRBNY's remaining SPV Preferred Interests, which AIG then transferred to the Department of the Treasury as part of the consideration for the exchange of the Series F Preferred Stock.

(c)
Exchange of AIG's Series C, E and F Preferred Stock for AIG Common Stock. The adjustments represent the exchange of Series C Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock for AIG Common Stock. As a result of the Recapitalization, the Department of the Treasury acquired 1,655,037,962 shares of newly issued AIG Common Stock.

(d)
In connection with the May Common Stock Offering, the Series G Preferred Stock was cancelled.

The following table presents a rollforward of preferred stock:

(in millions)	AIG Series E	AIG Series F	AIG Series C	AIG Series D	Total Preferred Stock

Balance, January 1, 2009	$-	$-	$-	$40,000	$40,000
AIG Series C issuance	-	-	23,000	-	23,000
AIG Series D exchange for AIG Series E	41,605	-	-	(40,000)	1,605
AIG Series F drawdown	-	5,344	-	-	5,344
AIG Series F commitment fee	-	(165)	-	-	(165)

Balance, December 31, 2009	$41,605	$5,179	$23,000	$-	$69,784

AIG Series F drawdown	-	2,199	-	-	2,199

Balance, December 31, 2010	$41,605	$7,378	$23,000	$-	$71,983

Shares Exchanged	(41,605)	(7,378)	(23,000)	-	(71,983)

Balance, December 31, 2011	$-	$-	$-	$-	$-

COMMON STOCK

AIG Treasury Stock Retirement

    On November 30, 2009, AIG retired 6,111,158 common shares included in Treasury stock, which had a carrying value of $7.4 billion. These shares were returned to AIG's authorized but unissued common stock. AIG accounted for the retirement by reducing common stock by $15 million and Additional paid-in capital by $7.4 billion.

Dividends

    Following the Recapitalization on January 14, 2011, and pursuant to the terms of the Series G Preferred Stock, AIG was not able to declare or pay any cash dividends on the AIG Common Stock while the Series G Preferred Stock was outstanding. In addition, AIG was unable to pay dividends under the terms of other series of AIG preferred stock that were outstanding from November 2008 through January 14, 2011.

    The Series G Preferred Stock was cancelled in connection with AIG's public offering of AIG Common Stock in May 2011. After the cancellation of the Series G Preferred Stock, there have been no contractual restrictions on AIG's ability to pay dividends.

    Any payment of dividends will require the approval of AIG's Board of Directors (the Board), in its discretion, from funds legally available therefor. The Board may consider AIG's financial position, the performance of its businesses, its consolidated financial condition, results of operations and liquidity, available capital, the existence of investment opportunities and other factors in determining the payment of dividends, if any.

Share Issuances and Repurchases

May 2011 Common Stock Offering and Sale

    On May 27, 2011, AIG and the Department of the Treasury, as the selling shareholder, completed a registered public offering of AIG Common Stock. AIG issued and sold 100 million shares of AIG Common Stock for aggregate net proceeds of approximately $2.9 billion and the Department of the Treasury sold 200 million shares of AIG Common Stock. AIG did not receive any of the proceeds from the sale of the shares of AIG Common Stock by the Department of the Treasury. Of the net proceeds AIG received from this offering, $550 million was used to fund the Consolidated 2004 Securities Litigation settlement (see Note 16 herein). As required by the Registration Rights Agreement, AIG paid the underwriting discount as well as certain expenses with respect to the shares sold by the Department of the Treasury. The balance of the net proceeds was used for general corporate purposes. As a result of the sale of AIG Common Stock in this offering, the Series G Drawdown Right was terminated, the Series G Preferred Stock was cancelled and the ownership by the Department of the Treasury was reduced from approximately 92 percent to approximately 77 percent of the AIG Common Stock outstanding after the completion of the offering.

Repurchases

    In November 2011, AIG's Board of Directors authorized the repurchase of shares of AIG Common Stock, with an aggregate purchase amount of up to $1 billion from time to time in the open market, through derivative or automatic purchase contracts or otherwise. This authorization replaces all prior Common Stock repurchase authorizations.

    AIG repurchased a total of 3,074,031 shares of AIG Common Stock for approximately $70 million in 2011. The timing of additional repurchases will depend on market conditions, AIG's financial condition, results of operations, liquidity, rating agency considerations and other factors.

Equity Units

    In May 2008, AIG sold 78.4 million equity units (the Equity Units) at a price per unit of $75 for gross proceeds of $5.88 billion. The Equity Units included a stock purchase contract obligating the holder of an Equity Unit to purchase, and obligating AIG to sell, a variable number of shares of AIG Common Stock for $25 in cash.

    AIG was obligated to pay quarterly contract adjustment payments to the holders of the stock purchase contracts under the Equity Units, at an initial annual rate of 2.71 percent applied to the stated amount. The present value of the contract adjustment payments, $431 million, was recognized at inception as a liability (a component of Other liabilities), and was recorded as a reduction to Additional paid-in capital.

    In addition to the stock purchase contracts, as part of the Equity Units, AIG issued $1.96 billion of each of the Series B-1, B-2 and B-3 junior subordinated debentures, which initially paid interest at rates of 5.67 percent, 5.82 percent and 5.89 percent, respectively.

    The junior subordinated debentures were recorded as Other long-term debt in the Consolidated Balance Sheet. The principal amount owed by AIG on the subordinated debentures was equal to the amount owed to AIG under the related stock purchase contract.

    On November 23, 2010, AIG commenced an offer to exchange up to 74,480,000 of its Equity Units for consideration per Equity Unit equal to 0.09867 share of AIG Common Stock plus $3.2702 in cash (the Exchange Offer). The stock and cash received was the result of netting payments from two separate transactions, a repurchase of the subordinated debentures and a cancellation of the stock purchase contracts.

    On November 29, 2010, holders of 49,474,600 Equity Units accepted the Exchange Offer and their units were tendered in exchange for 4,881,667 shares of AIG Common Stock and $162 million in cash. Following the completion of the exchange offer, a total of 28,925,400 Equity Units remained outstanding. The execution of the Exchange Offer resulted in a loss on the extinguishment of the subordinated debentures of approximately $104 million and an increase to equity of approximately $3.7 billion.

    In 2011, AIG remarketed the three series of debentures included in the Equity Units. AIG purchased and retired all of the Series B-1, B-2 and B-3 Debentures representing $2.2 billion in aggregate principal and as a result, no Series B-1, B-2 or B-3 Debentures remain outstanding. As of December 31, 2011, AIG had issued approximately 1.8 billion shares of AIG Common Stock in connection with the settlement of the stock purchase contracts underlying its Equity Units.

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The following table presents a rollforward of Accumulated other comprehensive income (loss):

(in millions)	Unrealized Appreciation (Depreciation) of Fixed Maturity Investments on Which Other-Than- Temporary Credit Impairments Were Taken	Unrealized Appreciation (Depreciation) of All Other Investments	Foreign Currency Translation Adjustments	Net Derivative Gains (Losses) Arising from Cash Flow Hedging Activities	Change in Retirement Plan Liabilities Adjustment	Total

Balance, January 1, 2009, net of tax	$-	$(4,452)	$(187)	$(191)	$(1,498)	$(6,328)
Cumulative effect of change in accounting principle, net of tax(a)	(2,537)	(7,242)	(198)	-	-	(9,977)
Adjustment on April 1, 2009(b)	(599)	599	-	-	-	-

Change in unrealized appreciation of investments	2,392	30,829	-	-	-	33,221
Change in deferred acquisition costs adjustment and other	(345)	(3,016)	-	-	-	(3,361)
Change in foreign currency translation adjustments	-	-	2,858	-	-	2,858
Change in net derivative losses arising from cash flow hedging activities	-	-	-	95	-	95
Net actuarial gain	-	-	-	-	197	197
Prior service credit	-	-	-	-	(29)	(29)
Change attributable to divestitures and deconsolidations	1	896	(679)	-	202	420
Deferred tax liability	(724)	(10,088)	(742)	(32)	(16)	(11,602)

Total other comprehensive income	1,324	18,621	1,437	63	354	21,799
Noncontrolling interests	(2)	280	110	-	-	388

Balance, December 31, 2009, net of tax	$(1,810)	$7,246	$942	$(128)	$(1,144)	$5,106

Cumulative effect of change in accounting principle, net of tax(c)	(76)	(269)	-	-	-	(345)

Change in unrealized appreciation of investments	2,645	7,265	-	-	-	9,910
Change in deferred acquisition costs adjustment and other	(166)	(491)	-	-	-	(657)
Change in foreign currency translation adjustments	-	-	654	-	-	654
Change in net derivative losses arising from cash flow hedging activities	-	-	-	105	-	105
Net actuarial loss	-	-	-	-	(1)	(1)
Prior service credit	-	-	-	-	10	10
Change attributable to divestitures and deconsolidations	43	(2,854)	(2,357)	6	290	(4,872)
Deferred tax asset (liability)	(1,293)	(1,627)	775	(17)	(24)	(2,186)

Total other comprehensive income (loss)	1,229	2,293	(928)	94	275	2,963
Noncontrolling interests	2	99	80	-	-	181

Balance, December 31, 2010, net of tax	$(659)	$9,171	$(66)	$(34)	$(869)	$7,543

Change in unrealized appreciation of investments	55	5,463	-	-	-	5,518
Change in deferred acquisition costs adjustment and other(d)	11	(641)	-	-	-	(630)
Change in future policy benefits(e)	-	(2,302)	-	-	-	(2,302)
Change in foreign currency translation adjustments	-	-	(97)	-	-	(97)
Change in net derivative losses arising from cash flow hedging activities	-	-	-	51	-	51
Net actuarial loss	-	-	-	-	(752)	(752)
Prior service credit	-	-	-	-	387	387
Change attributable to divestitures and deconsolidations	23	(3,643)	(1,681)	-	260	(5,041)
Deferred tax asset (liability)	(163)	(362)	786	(34)	35	262

Total other comprehensive income (loss)	(74)	(1,485)	(992)	17	(70)	(2,604)
Acquisition of noncontrolling interest	-	45	66	-	(18)	93
Noncontrolling interests	3	(160)	36	-	-	(121)

Balance, December 31, 2011, net of tax	$(736)	$7,891	$(1,028)	$(17)	$(957)	$5,153

(a)
Includes the cumulative effect of the adoption on April 1, 2009 for other-than-temporary impairments, which reduced accumulated other comprehensive income by $9.5 billion. Also includes the cumulative effect of the retrospective adoption of the standard for acquisition costs, which reduced accumulated other comprehensive income by $0.4 billion. See Note 2 to the Consolidated Financial Statements.

(b)
Adjustment to reflect adoption of the other-than-temporary impairment accounting standard.

(c)
AIG adopted the standard on the consolidation of variable interest entities on January 1, 2010. The adoption decreased accumulated other comprehensive income as a result of the consolidation of previously unconsolidated VIEs.

(d)
Includes the pre-tax adjustment to Accumulated other comprehensive income related to a $152 million reduction of deferred acquisition costs as a consequence of the recognition of additional policyholder benefit reserves disclosed below.

(e)
The adjustment to policyholder benefit reserves assumes that the unrealized appreciation on available for sale securities is actually realized and that the proceeds are reinvested at lower yields.

    As a result of divestitures in 2010, $1.8 billion of Foreign currency cumulative translation adjustment and $6.1 billion of Unrealized appreciation of investments were transferred to earnings as net gain on sale.

NONCONTROLLING INTERESTS

    In connection with the execution of its orderly asset disposition plan, as well as the repayment of the FRBNY Credit Facility, AIG transferred two of its wholly-owned businesses, AIA and ALICO, to two newly created SPVs in exchange for all the common and preferred interests of those SPVs. On December 1, 2009, AIG transferred the preferred interests in the SPVs to the FRBNY in consideration for a $25 billion reduction of the outstanding loan balance and of the maximum amount of credit available under the FRBNY Credit Facility and amended the terms of the FRBNY Credit Facility. As part of the closing of the Recapitalization, the remaining preferred interests, with an aggregate liquidation preference of approximately $20.3 billion at January 14, 2011, were purchased from the FRBNY by AIG and transferred to the Department of the Treasury as part of the consideration for the exchange of the Series F Preferred Stock. Under the terms of the SPVs' limited liability company agreements, the SPVs generally may not distribute funds to AIG until the liquidation preferences and preferred returns on the preferred interests have been repaid in full and concurrent distributions have been made on certain participating returns attributable to the preferred interests.

    The common interests, which were retained by AIG, entitle AIG to 100 percent of the voting power of the SPVs. The voting power allows AIG to elect the boards of managers of the SPVs, who oversee the management and operation of the SPVs. Primarily due to the substantive participation rights of the preferred interests, the SPVs were determined to be variable interest entities. As the primary beneficiary of the SPVs, AIG consolidates the SPVs.

    The rights originally held by the FRBNY through its ownership of the SPV Preferred Interests are now held by the Department of the Treasury. In connection with the Recapitalization, AIG agreed to cause the proceeds of certain asset dispositions to be used to pay down the remaining SPV Preferred Interests.

    For the years ended December 31, 2010 and 2009, the Noncontrolling interests balance declined by $2.2 billion and $4.4 billion. In 2009, this decline reflected the deconsolidation of Transatlantic in the second quarter of 2009 following the public offering of 29.9 million shares of Transatlantic common stock, after which AIG retained 13.9 percent of Transatlantic common stock outstanding. AIG also restructured certain relationships within the Institutional Asset Management business in 2009, resulting in the deconsolidation of a subsidiary and a related decline in goodwill of $476 million and noncontrolling interests of $1.9 billion for the year ended December 31, 2009, due to the deconsolidation of certain entities.

    As a result of the closing of the Recapitalization on January 14, 2011, the SPV Preferred Interests held by the Department of the Treasury are not considered permanent equity on AIG's Consolidated Balance Sheet, and were classified as redeemable non-controlling interests. As part of the Recapitalization, AIG used approximately $6.1 billion of the cash proceeds from the sale of ALICO to pay down a portion of the liquidation preference of the SPV Preferred Interests. The liquidation preference of the SPV Preferred Interests was further reduced by approximately $12.4 billion using proceeds from the sale of AIG Star, AIG Edison, Nan Shan, and MetLife securities received in the sale of ALICO. During the first quarter of 2011, the remaining liquidation preference of the Preferred Interests in the ALICO SPV was paid in full. See Note 16(d) herein for a discussion of indemnity payments made to MetLife pursuant to the terms of the ALICO stock purchase agreement.

The following table presents a rollforward of non-controlling interests:

	Redeemable Noncontrolling interests
				Non-redeemable Noncontrolling interests
	Held by Department of Treasury
(in millions)		Other	Total	Held by FRBNY	Other	Total

Year Ended December 31, 2011
Balance, beginning of year	$-	$434	$434	$26,358	$1,562	$27,920

Repurchase of SPV preferred interests in connection with Recapitalization	-	-	-	(26,432)	-	(26,432)
Exchange of consideration for preferred stock in connection with Recapitalization	20,292	-	20,292	-	-	-
Repayment to Department of the Treasury	(12,425)	-	(12,425)	-	-	-
Net distributions	-	(21)	(21)	-	(8)	(8)
Consolidation (deconsolidation)	-	(307)	(307)	-	(123)	(123)
Acquisition of noncontrolling interest	-	-	-	-	(489)	(489)
Comprehensive income:
Net income (loss)	560	(8)	552	74	82	156
Accumulated other comprehensive loss, net of tax:
Unrealized losses on investments	-	(2)	(2)	-	(155)	(155)
Foreign currency translation adjustments	-	-	-	-	36	36

Total accumulated other comprehensive loss, net of tax	-	(2)	(2)	-	(119)	(119)

Total comprehensive income (loss)	560	(10)	550	74	(37)	37

Other	-	-	-	-	(50)	(50)

Balance, end of year	$8,427	$96	$8,523	$-	$855	$855

Year Ended December 31, 2010
Balance, beginning of year	$-	$959	$959	$24,540	$3,712	$28,252

Net contributions	-	469	469	-	78	78
Consolidation (deconsolidation)	-	265	265	-	(2,740)	(2,740)
Comprehensive income:
Net income	-	73	73	1,818	336	2,154
Accumulated other comprehensive income, net of tax:
Unrealized gains on investments	-	7	7	-	93	93
Foreign currency translation adjustments	-	(2)	(2)	-	83	83

Total accumulated other comprehensive income, net of tax	-	5	5	-	176	176

Total comprehensive income	-	78	78	1,818	512	2,330

Deconsolidation of AIA	-	(1,337)	(1,337)	-	-	-
Other

Balance, end of year	$-	$434	$434	$26,358	$1,562	$27,920

EARNINGS (LOSS) PER SHARE (EPS)

    Basic and diluted earnings (loss) per share are based on the weighted average number of common shares outstanding, adjusted to reflect all stock dividends and stock splits. Diluted earnings per share is based on those shares used in basic EPS plus shares that would have been outstanding assuming issuance of common shares for all dilutive potential common shares outstanding, adjusted to reflect all stock dividends and stock splits. Basic earnings (loss) per share was not affected by outstanding stock purchase contracts. Diluted earnings per share is determined considering the potential dilution from outstanding stock purchase contracts using the treasury stock method and was not affected by the previously outstanding stock purchase contracts because they were not dilutive.

    In connection with the issuance of the Series C Preferred Stock, AIG applied the two-class method for calculating EPS. The two-class method is an earnings allocation method for computing EPS when a company's capital structure includes either two or more classes of common stock or common stock and participating securities. This method determines EPS based on dividends declared on common stock and participating securities (i.e., distributed earnings) as well as participation rights of participating securities in any undistributed earnings. The Series C Preferred Stock was retired as part of the Recapitalization on January 14, 2011.

    AIG applied the two-class method due to the participation rights of the Series C Preferred Stock through January 14, 2011. However, application of the two-class method had no effect on earnings per share for 2011 because AIG recognized a net loss attributable to AIG common shareholders from continuing operations, which is not applicable to participating stock for EPS, for 2011. Subsequent to January 14, 2011, AIG did not have any outstanding participating securities that subjected AIG to the two-class method.

The following table presents the computation of basic and diluted EPS:

Years Ended December 31, (dollars in millions, except per share data)	2011	2010	2009

Numerator for EPS:
Income (loss) from continuing operations	$18,863	$12,930	$(12,387)
Net income (loss) from continuing operations attributable to noncontrolling interests:
Nonvoting, callable, junior and senior preferred interests	634	1,818	140
Other	55	355	(1,576)

Total net income (loss) from continuing operations attributable to noncontrolling interests	689	2,173	(1,436)

Net income (loss) attributable to AIG from continuing operations	18,174	10,757	(10,951)

Income (loss) from discontinued operations	$2,467	$(645)	$2,661
Net income from discontinued operations attributable to noncontrolling interests	19	54	72

Net income (loss) attributable to AIG from discontinued operations	2,448	(699)	2,589

Cumulative dividends on AIG Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share	-	-	(1,204)
Deemed dividend to AIG Series D Preferred Stock exchanged for the Series E Preferred Stock	-	-	(91)
Deemed dividends to AIG Series E and F Preferred Stock	(812)	-	-
(Income) loss allocated to the Series C Preferred Stock – continuing operations	-	(8,569)	-

Net income (loss) attributable to AIG common shareholders from continuing operations, applicable to common stock for EPS	17,362	2,188	(12,246)

(Income) loss allocated to the Series C Preferred Stock – discontinued operations	-	557	-

Net income (loss) attributable to AIG common shareholders from discontinued operations, applicable to common stock for EPS	$2,448	$(142)	$2,589

Denominator for EPS:
Weighted average shares outstanding – basic	1,799,385,757	136,585,844	135,324,896
Dilutive shares	72,740	63,436	-

Weighted average shares outstanding – diluted*	1,799,458,497	136,649,280	135,324,896

EPS attributable to AIG common shareholders:
Basic:
Income (loss) from continuing operations	$9.65	$16.02	$(90.51)
Income (loss) from discontinued operations	$1.36	$(1.04)	$19.14
Diluted:
Income (loss) from continuing operations	$9.65	$16.02	$(90.51)
Income (loss) from discontinued operations	$1.36	$(1.04)	$19.14

*
Dilutive shares are calculated using the treasury stock method and include dilutive shares from share-based employee compensation plans, and the warrants issued to the Department of the Treasury in 2009, and warrants issued to the shareholders in January 2011. The number of shares excluded from diluted shares outstanding were 76 million, 11 million and 12 million for the years ended December 31, 2011, 2010 and 2009, respectively, because the effect would have been anti-dilutive.

    Deemed dividends represent the excess of (i) the fair value of the consideration transferred to the Department of the Treasury, which consists of 1,092,169,866 shares of AIG Common Stock, $20.2 billion of redeemable SPV Preferred Interests, and a liability for a commitment by AIG to pay the Department of the Treasury's costs to dispose of all of its shares, over (ii) the carrying value of the Series E and F Preferred Stock. The fair value of the AIG Common Stock issued for the Series C Preferred Stock over the carrying value of the Series C Preferred Stock is not a deemed dividend because the Series C Preferred Stock was contingently convertible into the 562,868,096 shares of AIG Common Stock for which it was exchanged. See Note 1 herein for further discussion of shares exchanged in connection with the Recapitalization.

STATUTORY FINANCIAL DATA AND RESTRICTIONS	12 Months Ended
Dec. 31, 2011
STATUTORY FINANCIAL DATA AND RESTRICTIONS
STATUTORY FINANCIAL DATA AND RESTRICTIONS

18. STATUTORY FINANCIAL DATA AND RESTRICTIONS

The following table presents statutory surplus and net income (loss) for AIG's general insurance and life insurance and retirement services operations in accordance with statutory accounting practices:

(in millions)	2011(d)	2010	2009

At December 31,
Statutory surplus(a):
General insurance(b)	$39,298	$40,300
Life insurance and retirement services	14,451	14,038

Years Ended December 31,
Statutory net income (loss)(a)(c):
General insurance	$2,194	$633	$2,937
Life insurance and retirement services	810	794	536

(a)
Excludes discontinued operations and other divested businesses. Statutory surplus and net income (loss) with respect to foreign operations are estimated at November 30.

(b)
The 2010 amount was increased by $310 million from that previously reported as a result of the finalization of statutory filings.

(c)
Includes catastrophe losses (General Insurance) and Net realized capital gains and losses.

(d)
Amount subject to change based on final statutory filings.

    AIG's insurance subsidiaries file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by domestic and foreign insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP for domestic companies are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

    At December 31, 2011, 2010 and 2009, statutory capital of AIG's insurance subsidiaries exceeded minimum company action level requirements.

EFFECT OF NEW STANDARDS

    Effective January 1, 2009, these domestic life insurance and domestic retirement services insurance entities, as well as certain other AIG insurance entities were initially required to prospectively adopt Statements of Statutory Accounting Principles (SSAP) No. 98, "Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43 — Loan-backed and Structured Securities" (SSAP 98). However, in the first quarter of 2009, the NAIC subsequently delayed the effective date of SSAP No. 98 until September 30, 2009, in consideration of the FASB's issuance of a new other-than-temporary accounting standard. The NAIC subsequently promulgated SSAP 43R (Revised) — Loan-backed and Structured Securities, which was effective for the third quarter of 2009 and superseded SSAP No. 43 and also SSAP No. 98, prior to its delayed effective date. Similar to the new other-than-temporary accounting standard, SSAP No. 43R requires that credit-related other-than-temporary impairments of structured securities be measured based upon projected discounted cash flows. SunAmerica insurance entities recognized a cumulative effect adjustment upon the adoption of SSAP No. 43R that on a pre-tax basis increased regulatory capital by approximately $0.9 billion.

SUBSIDIARY DIVIDEND RESTRICTIONS

    Payments of dividends to AIG by its insurance subsidiaries are subject to certain restrictions imposed by regulatory authorities. With respect to AIG's domestic insurance subsidiaries, the payment of any dividend requires formal notice to the insurance department in which the particular insurance subsidiary is domiciled. For example, unless permitted by the New York Superintendent of Insurance, general insurance companies domiciled in New York may not pay dividends to shareholders that, in any 12-month period, exceed the lesser of ten percent of such company's statutory policyholders' surplus or 100 percent of its "adjusted net investment income," as defined. Generally, less severe restrictions applicable to both general and life insurance companies exist in most of the other states in which AIG's insurance subsidiaries are domiciled. Under the laws of many states, an insurer may pay a dividend without prior approval of the insurance regulator when the amount of the dividend is below certain regulatory thresholds. Other foreign jurisdictions may restrict the ability of AIG's foreign insurance subsidiaries to pay dividends.

    There are also various local restrictions limiting cash loans and advances to AIG by its subsidiaries. Largely as a result of these restrictions, approximately 89 percent of the aggregate equity of AIG's consolidated insurance operations was restricted from transfer to AIG Parent at December 31, 2011. AIG cannot predict how regulatory investigations may affect the ability of its regulated subsidiaries to pay dividends.

    To AIG's knowledge, no AIG insurance company is currently on any regulatory or similar "watch list" with regard to solvency.

SHARE-BASED COMPENSATION AND OTHER PLANS	12 Months Ended
Dec. 31, 2011
SHARE-BASED COMPENSATION AND OTHER PLANS
SHARE-BASED COMPENSATION AND OTHER PLANS

19. SHARE-BASED COMPENSATION AND OTHER PLANS

    AIG's Consolidated Statement of Operations included share-based compensation expense as follows:

Years Ended December 31, (in millions)	2011	2010	2009

Share-based compensation expense – pre-tax*	$(16)	$333	$209
Share-based compensation expense – after tax	(10)	216	151

*
As of December 31, 2011, compensation expense for the majority of AIG's outstanding share-based awards is attributed to liability-classified awards, the value of which are based on AIG's share price at the reporting date. AIG's share price was $23.20 and $57.62 at December 31, 2011 and December 31, 2010, respectively, and is the primary driver of the $349 million decrease in share-based compensation expense recognized in 2011 compared to 2010. Includes pre-tax share-based compensation expense related to discontinued operations for the years ended December 31, 2010 and 2009 of $12 million ($9 million after tax), and $21 million ($13 million after tax), respectively.

EMPLOYEE PLANS

    AIG employees are granted awards under the AIG 2010 Stock Incentive Plan, as amended (2010 Plan), under which AIG has issued restricted stock, restricted stock units (RSUs) and stock appreciation rights (SARs). The 2010 Plan supersedes all Plans for which share-based awards remain outstanding and is currently the only plan under which share-based awards can be issued.

    However, awards granted under the following employee compensation plans remain outstanding at December 31, 2011:

  •
  AIG 1999 Stock Option Plan, as amended (1999 Plan) (superseded by the 2007 Plan);

  •
  AIG 2002 Stock Incentive Plan, as amended (2002 Plan), under which AIG has issued performance restricted stock units (performance RSUs) (superseded by the 2007 Plan);

  •
  AIG 2007 Stock Incentive Plan, as amended (2007 Plan), under which AIG has issued restricted stock units (RSUs), performance restricted stock units (performance RSUs) and restricted stock (superseded by the 2010 Plan); and

  •
  SICO's Deferred Compensation Profit Participation Plans (SICO Plans).

    Share option exercises and other share awards to participants were settled by issuing previously acquired shares held in AIG's treasury account through November 30, 2009. Effective December 1, 2009, AIG is settling its share-settled awards with newly-issued shares of AIG Common Stock. Share awards made by SICO are settled by SICO.

NON-EMPLOYEE PLANS

    AIG's non-employee directors received share-based compensation in the form of deferred stock units (DSUs) under the 2010 Plan with delivery deferred until retirement from the Board. In 2011 and 2010, AIG granted to directors 21,203 and 14,484 DSUs, respectively.

STOCK OPTIONS

AIG Stock Option Plan

    Options granted under the 2007 Plan and the 1999 Plan remain outstanding at December 31, 2011. These awards generally vested over four years (25 percent vesting per year) and expire 10 years from the date of grant. There were no stock options granted since 2008; however, in 2011, AIG issued 506 shares in connection with previous exercises of options with delivery deferred.

The following table provides a roll forward of stock option activity:

As of or for the Year Ended December 31, 2011	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life

Options:
Outstanding at beginning of year	1,022,407	$1,236.64	3.20
Forfeited or expired	(312,109)	$1,383.18

Outstanding at end of year	710,298	$1,172.25	2.96

Options exercisable at end of year	710,298	$1,172.25	2.96

    The aggregate intrinsic value for all outstanding option is zero. At December 31, 2011, no unrecognized compensation costs remain for outstanding stock options under these plans.

OTHER SHARE-SETTLED AWARDS UNDER SHARE-BASED PLANS

AIG 2010 Stock Incentive Plan

    The 2010 Plan was adopted at the 2010 Annual Meeting of Shareholders. The total number of shares of common stock that may be granted under the Plan is 60,000,000 (the reserve). During 2011, AIG granted DSUs, RSUs, restricted stock and stock appreciation rights under the 2010 Plan. Each RSU, DSU and share of restricted stock awarded reduces the number of shares available for future grants by one share. The reserve is also reduced for the issuance of cash-settled share-based awards regardless of the form in which the award is originally granted. At December 31, 2011, a total of 31,287,400 shares remained in reserve for future grants under the 2010 Plan.

    In December 2011 and 2010, AIG granted 1,135,166 and 587,681, respectively, fully-vested shares of non-transferable AIG Common Stock (restricted stock) under the 2010 Stock Incentive Plan to certain of AIG's most highly compensated employees and executive officers. The restricted stock generally becomes transferable in March of the second year following grant or on the second or third anniversary of grant in accordance with the terms of the employee's award.

AIG 2007 Stock Incentive Plan

    The 2007 Plan was adopted at the 2007 Annual Meeting of Shareholders. The 2010 Plan superseded the 2007 Plan, therefore, there were no grants made under the 2007 Plan subsequent to May 11, 2010. During 2010, 114,521 time-vested RSUs were granted under the 2007 Plan and will vest on the second or the third anniversary of the date of grant.

    In 2010, a total of 118,605 fully-vested shares of non-transferable AIG Common Stock (restricted stock) were granted to certain of AIG's most highly compensated employees and executive officers under the 2007 Plan. Of such restricted shares, 39,535 became transferable in March 2011 and the remaining restricted stock will become transferable on the second or third anniversary of grant in accordance with the terms of the employee's award.

AIG 2002 Stock Incentive Plan

    The 2002 Plan was adopted in 2002 and superseded by the 2007 Plan. Only the AIG 2005-2006 Deferred Compensation Profit Participation Plan (DCPPP) and the AIG Partners Plan, which provide share-based compensation to key AIG employees including senior executive officers, remained outstanding under the 2002 Plan at December 31, 2011. Participants in these plans were awarded RSUs if certain market or performance measures were met over a specified period of time as determined by AIG's Compensation and Management Resources Committee. The RSUs awarded under the DCPPP and the AIG Partners Plan vested in three and two installments, respectively, with the final installments vesting in January 2012; at December 31, 2011, a total of 34,126 and 19,950 RSUs in the respective plans remained outstanding, all of which vested and were settled by the net issuance of AIG Common Stock in January 2012.

SICO Plans

    The SICO Plans provide that shares of AIG Common Stock currently held by SICO are set aside for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout of shares under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant's termination of employment with AIG prior to normal retirement age. A significant portion of the awards under the SICO Plans vest the year after the participant reaches age 65, provided that the participant remains employed by AIG through age 65. The portion of the awards for which early payout is available vest on the applicable payout date.

    Although none of the costs of the various benefits provided under the SICO Plans have been paid by AIG, AIG has recorded compensation expense for the deferred compensation amounts payable to AIG employees by SICO, with an offsetting amount credited to Additional paid-in capital reflecting amounts deemed contributed by SICO.

    The SICO Plans are also described in Note 16 herein.

RESTRICTED STOCK AND RESTRICTED STOCK UNIT VALUATION

    The fair value of restricted stock and RSUs is based on the closing price of AIG Common Stock on the date of grant.

The following table summarizes outstanding share-settled awards and RSUs that are fully vested on the date of grant but subject to transfer restrictions under the foregoing plans*:

	Number of Shares/RSUs				Weighted Average Grant-Date Fair Value
As of or for the Year Ended December 31, 2011	Time- vested RSUs	2002 Plan	Total AIG Plan	Total SICO Plans	Time- vested RSUs	2002 Plan	Total AIG Plans	Total SICO Plans

Unvested, beginning of year	117,664	43,064	160,728	238,613	$171.21	$1,016.42	$397.67	$1,215.16
Granted	1,502,238	-	1,502,238	-	24.36	-	24.36	-
Vested	(1,410,100)	(2,193)	(1,412,293)	(17,945)	29.13	313.33	29.58	(1,112.87)
Forfeited	(18,128)	(1,913)	(20,041)	(24,761)	377.94	1,003.73	437.68	(1,229.84)

Unvested, end of year	191,674	38,958	230,632	195,907	$45.95	$1,043.08	$214.39	$1,209.45

*
Excludes DSUs and options, which are discussed under the Non-Employee Plans and Stock Options sections above.

    The total unrecognized compensation cost (net of expected forfeitures) related to unvested SICO awards is $71 million and the weighted-average and expected period of years over which those costs are expected to be recognized are 5.41 years and 28 years, respectively. The unrecognized expense for all other awards total $1 million, with a weighted average period of less than one year.

LIABILITY AWARDS

    AIG has issued various share-based grants, including restricted stock units, linked to AIG Common Stock, but providing for cash settlement to certain of its most highly compensated employees and executive officers. Share-based cash settled awards are recorded as liabilities until the final payout is made or the award is replaced with a stock-settled award. Unlike stock-settled awards, which have a fixed grant-date fair value (unless the award is subsequently modified), the fair value of unsettled or unvested liability awards is remeasured at the end of each reporting period based on the change in fair value of one share of AIG Common Stock. The liability and corresponding expense are adjusted accordingly until the award is settled.

Stock Salary Awards

    In 2009, AIG established a program of regular grants of vested stock or units that is generally referred to as "Stock Salary". Stock Salary is determined as a dollar amount through the date that salary is earned and accrued at the same time or times as the salary would otherwise be paid in cash. Stock Salary was granted to any individual qualifying as a senior executive officer or one of AIG's next twenty most highly compensated employees (the Top 25). Stock Salary for a Top 25 employee (other than AIG's CEO) is settled in three equal installments on the first, second and third anniversary of grant. Stock Salary was also granted to individuals qualifying as an executive officer or one of AIG's next 75 most highly compensated employees (Top 26-100), and will be settled on either the first or third anniversary of grant in accordance with the terms of an employee's award. The Stock Salary grants issued in 2009 were awarded in the form of immediately vested RSUs, and the number of units awarded was based on the value of AIG Common Stock on the grant date. The RSUs are settled in cash based on the value of AIG Common Stock on the applicable settlement date. During 2011 and 2010, AIG paid $6 million and $18 million to settle awards and recognized a reduction of $39 million and a charge of $36 million in compensation expense in the respective years for unsettled awards to reflect fluctuations in the price of AIG Common Stock.

    In 2010, AIG adopted the Long-Term Performance Units Plan (LTPU) and awarded Stock Salary in the form of LTPUs. The units were fully vested on the date of grant and settlement terms are substantially the same as the 2009 Stock Salary awards. Each unit was measured based on the underlying value of a mix of AIG hybrid securities and AIG Common Stock weighted 80 percent and 20 percent, respectively, and both components were market observable. Pursuant to their terms, as a result of the Recapitalization with the Department of the Treasury, the AIG hybrid securities portion of all outstanding LTPUs was converted into AIG Common Stock based on the values of such securities and AIG Common Stock on April 14, 2011, the time of the conversion; thereafter, the value of any unsettled 2010 Stock Salary award was based solely on AIG Common Stock. During 2011, AIG paid $29 million to settle the 2010 Stock Salary awards. AIG also recognized a reduction of $37 million and a charge of $156 million in compensation expense in 2011 and 2010, respectively, related to this plan.

    The terms of the 2011 Stock Salary awards for the Top 25 and the Top 26-100 are substantially the same as the 2009 Stock Salary awards, except that the awards to the Top 26-100 will be settled on the first anniversary of the respective grants. AIG recognized compensation expense of $75 million for fully vested unsettled awards as of December 31, 2011, which reflects fluctuations in the price of AIG Common Stock during 2011.

Restricted Stock Units

TARP RSUs

    TARP RSUs awarded require the achievement of objective performance metrics as a condition to entitlement. TARP RSUs granted to the Top 25 (other than AIG's CEO) vest on the third anniversary of grant, while TARP RSUs granted to the Top 26-100 vest on the second anniversary of grant and are subject to transferability restrictions for an additional year after vesting. When vested and transferable, an award will be settled in 25 percent installments in proportion to AIG's repayment of its TARP obligations.

Other RSUs

    Fully-vested RSUs totaling 271,131 were issued in March 2011 to certain employees in the Top 26-100 based on 2010 performance. Similarly, 301,645 fully vested RSUs were issued in March 2010 for performance in 2009. The RSUs for both awards will be cash-settled in March 2014 and 2013 for the 2010 and 2009 grants, respectively, based on the value of AIG Common Stock on each settlement date. AIG recorded expense of $8 million and $9 million in December 2010 and December 2009, respectively, when the awards were initially granted.

Long Term Incentive Plans

    In 2009, AIG established the Long-Term Incentive Plan (LTIP) under which middle management employees were offered the opportunity to receive additional compensation in the form of cash and SARs if certain performance metrics are met. The SARs component was added to the 2009 LTIP with the adoption of AIG's 2010 Long-Term Incentive Plan (2010 LTIP) in March 2010. The ultimate value of LTIP awards is contingent on the achievement of performance measures aligned to the participant's business unit over a two-year period and such value could range from zero to twice the target amount. Subsequent to the performance period, the earned awards are subject to an additional time-vesting period. This results in a graded vesting schedule for the cash portion of up to two years, while the SARs portion cliff-vests two years after the performance period ends. The strike price for the majority of SARs, which is based on AIG's average share price over the 30-day period prior to the March grant date, was $37.40 for SARs issued under the 2011 LTIP. On January 19, 2011, the previous strike price of $31.91 for SARs issued under both the 2010 LTIP and the 2009 LTIP was adjusted to $26.97 pursuant to anti-dilution provisions of the LTIP due to the issuance of warrants in connection with the Recapitalization (see Note 1 for additional discussion). The cash portion of the awards expensed in 2011 and 2010 totaled approximately $199 million and $258 million, respectively. AIG recognizes compensation expense over the respective vesting periods for these plans.

The following table presents a rollforward of SARs and cash-settled RSUs as well as the related expenses:

	Number of Units
Year Ended December 31, 2011	SARs	TARP RSUs	RSUs(a)

Unvested, beginning of year	7,960,877	645,546	-
Granted(b)	8,745,612	938,226	271,131
Vested(c)	(2,237,332)	(96,980)	(271,131)
Forfeited	(346,095)	(72,563)	-

Unvested, end of year	14,123,062	1,414,229	-

Net compensation expense for the year (in millions)	$(42)	$3	$(2)

(a)
Represent fully vested RSUs that were awarded in March 2011 based on 2010 performance. On December 20, 2011, 87,267 of these RSUs were replaced with restricted stock, which is reflected in the 2010 Plan discussion and the applicable table above.

(b)
The number of SARS outstanding increased by 1,548,574 on January 19, 2011 pursuant to anti-dilution provisions of the LTIP due to the issuance of warrants in connection with the Recapitalization.

(c)
Pursuant to the terms of the LTIP, vesting was accelerated for SARs awarded to employees who became retirement eligible.

The total unrecognized compensation cost (net of expected forfeitures) related to unvested SARs and cash-settled RSUs and the weighted-average periods over which those costs are expected to be recognized are as follows:

At December 31, 2011 (in millions)	Unrecognized Compensation Cost	Weighted- Average Period (years)	Expected Period (years)

SARs	$25	1.16	3
TARP RSUs	21	1.17	3

Stock Appreciation Rights Valuation

    AIG uses a Monte Carlo simulation approach, which incorporates a range of input parameters that is consistently applied, to determine the fair value of SARs awards at each reporting period. The table below presents the assumptions used to estimate the fair value of SARs on December 31, 2011.

2011

Expected dividend yield(a)	-%
Expected volatility(b)	35.42 - 43.81%
Weighted-average volatility	42.06%
Risk-free interest rate(c)	0.66 - 0.81%
Expected term(d)	1.0 - 3.0 years

(a)
The dividend yield is estimated at zero percent given AIG's recent dividend history. See Note 17 herein for additional information.

(b)
The expected volatilities are the implied volatilities with the nearest maturity and strike as of valuation date from actively traded stock options on AIG Common Stock.

(c)
The risk-free interest rate is the continuously compounded interest rate for the term between the valuation date and maturity date that is assumed to be constant and equal to the interpolated value between the closest data points on the USD LIBOR-Swap curve as of valuation date.

(d)
The term to maturity is specified in the contract of each SARs grant.

EMPLOYEE BENEFITS	12 Months Ended
Dec. 31, 2011
EMPLOYEE BENEFITS
EMPLOYEE BENEFITS

20. EMPLOYEE BENEFITS

PENSION PLANS

    AIG, its subsidiaries and certain affiliated companies offer various defined benefit plans to eligible employees based on years of service.

    AIG's U.S. qualified retirement plan is a noncontributory defined benefit plan which is subject to the provisions of ERISA. U.S. salaried employees who are employed by a participating company, have attained age 21 and completed 12 months of continuous service are eligible to participate in the plan. Employees generally vest after five years of service. Unreduced benefits are paid to retirees at normal retirement (age 65) and are based upon a percentage of final average compensation multiplied by years of credited service, up to 44 years. Non-U.S. defined benefit plans are generally either based on the employee's years of credited service and compensation in the years preceding retirement or on points accumulated based on the employee's job grade and other factors during each year of service.

    AIG also sponsors several non-qualified unfunded defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by AIG's other retirement plans. These include the AIG Excess Retirement Income Plan (Excess), which provides a benefit equal to the reduction in benefits payable to certain employees under the AIG U.S. qualified retirement plan as a result of federal tax limitations on compensation and benefits payable and the Supplemental Executive Retirement Plan (Supplemental), which provides additional retirement benefits to designated executives. Under the Supplemental plan, an annual benefit accrues at a percentage of final average pay multiplied by each year of credited service, not greater than 60 percent of final average pay, reduced by any benefits from the current and any predecessor retirement plans (including the Excess Plan and any comparable plans), Social Security, if any, and from any qualified pension plan of prior employers. AIG has complied with the Special Master for TARP Executive Compensation's mandate to suspend future benefits in the non-qualified retirement plans for the Top 100 most highly compensated employees of AIG. The impact to AIG's financial statements was not significant.

    Effective April 1, 2012, the AIG Retirement and AIG Excess Plans will be converted from final average pay to cash balance formulas comprised of pay credits based on 6 percent of a plan participant's annual compensation (subject to IRS limitations for the qualified plan) and annual interest credits. However, employees satisfying certain age and service requirements remain covered under the final average pay formula in the respective plans.

POSTRETIREMENT PLANS

    AIG and its subsidiaries also provide postretirement medical care and life insurance benefits in the U.S. and in certain non-U.S. countries. Eligibility in the various plans is generally based upon completion of a specified period of eligible service and attaining a specified age. Overseas, benefits vary by geographic location.

    U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Medical benefits are contributory, while the life insurance benefits are generally non-contributory. Retiree medical contributions vary from requiring no cost for pre-1989 retirees to requiring actual premium payments reduced by certain credits for post-1993 retirees. These contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and, Medicare coordination. Effective April 1, 2012, the retiree medical employer subsidy for the AIG Postretirement plan will be eliminated for certain employees.

The following table presents the funded status of the plans, reconciled to the amount reported in the Consolidated Balance Sheet. The measurement date for most of the non-U.S. defined benefit pension and postretirement plans is November 30, consistent with the fiscal year end of the sponsoring companies. For all other plans, measurement occurs as of December 31.

	Pension				Postretirement(a)
	Non-U.S. Plans(b)		U.S. Plans(c)		Non-U.S. Plans		U.S. Plans
As of or for the Years Ended December 31, (in millions)
	2011	2010	2011	2010	2011	2010	2011	2010

Change in projected benefit obligation:
Benefit obligation, beginning of year	$1,981	$2,313	$3,878	$3,687	$66	$106	$279	$274
Service cost	66	137	150	150	4	8	8	8
Interest cost	37	59	207	216	2	4	13	15
Actuarial (gain) loss	(7)	(6)	653	305	7	(10)	6	3
Benefits paid:
AIG assets	(26)	(52)	(8)	(10)	(1)	(1)	(7)	(13)
Plan assets	(48)	(57)	(118)	(115)	-	-	-	-
Plan amendment	(11)	-	(324)	-	-	(1)	(63)	-
Curtailments	-	-	-	(73)	-	-	-	(3)
Settlements	(56)	(28)	-	(282)	-	-	-	(5)
Foreign exchange effect	80	37	-	-	1	5	-	-
Dispositions	(888)	(736)	-	-	(30)	(45)	-	-
Acquisitions	-	329	-	-	-	-	-	-
Other	9	(15)	-	-	3	-	-	-

Projected benefit obligation, end of year	$1,137	$1,981	$4,438	$3,878	$52	$66	$236	$279

Change in plan assets:
Fair value of plan assets, beginning of year	$954	$750	$3,425	$3,362	$-	$-	$-	$-
Actual return on plan assets, net of expenses	3	(3)	125	456	-	-	-	-
AIG contributions	100	161	8	11	1	1	7	13
Benefits paid:
AIG assets	(26)	(52)	(8)	(10)	(1)	(1)	(7)	(13)
Plan assets	(48)	(57)	(118)	(115)	-	-	-	-
Settlements	(56)	(27)	-	(279)	-	-	-	-
Foreign exchange effect	45	39	-	-	-	-	-	-
Dispositions	(295)	(159)	-	-	-	-	-	-
Acquisitions	-	303	-	-	-	-	-	-
Other	6	(1)	-	-	-	-	-	-

Fair value of plan assets, end of year	$683	$954	$3,432	$3,425	$-	$-	$-	$-

Funded status, end of year	$(454)	$(1,027)	$(1,006)	$(453)	$(52)	$(66)	$(236)	$(279)

Amounts recognized in the consolidated balance sheet:

Assets	$80	$43	$-	$-	$-	$-	$-	$-

Liabilities	(534)	(1,070)	(1,006)	(453)	(52)	(66)	(236)	(279)

Total amounts recognized	$(454)	$(1,027)	$(1,006)	$(453)	$(52)	$(66)	$(236)	$(279)

Pre tax amounts recognized in Accumulated other comprehensive income (loss):

Net gain (loss)	$(272)	$(539)	$(1,550)	$(838)	$(2)	$3	$(18)	$(11)

Prior service (cost) credit	30	36	303	(13)	1	1	48	(15)

Total amounts recognized	$(242)	$(503)	$(1,247)	$(851)	$(1)	$4	$30	$(26)

(a)
AIG does not currently fund postretirement benefits.

(b)
Includes unfunded plans for which the aggregate pension benefit obligation was $267 million and $627 million at December 2011 and 2010, respectively. For 2011 and 2010, approximately 32 percent and 72 percent pertain to Japanese plans, which are not required by local regulation to be funded. The projected benefit obligation for these plans total $86 million and $454 million, respectively. The decrease is primarily attributed to the AIG Star and AIG Edison divestiture.

(c)
Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $210 million and $219 million at December 2011 and 2010, respectively.

    At December 31, 2011, the funded status for the Non-U.S. pension plans was reduced by $614 million from December 31, 2010 primarily due to the divestitures of AIG Star, AIG Edison and Nan Shan, which are included in Dispositions in the table above.

The following table presents the accumulated benefit obligations for non-U.S. and U.S. pension benefit plans:

At December 31, (in millions)	2011	2010

Non-U.S. pension benefit plans	$895	$1,720
U.S. pension benefit plans	$4,291	$3,388

Defined benefit pension plan obligations in which the projected benefit obligation was in excess of the related plan assets and the accumulated benefit obligation was in excess of the related plan assets were as follows:

	PBO Exceeds Fair Value of Plan Assets				ABO Exceeds Fair Value of Plan Assets
	Non-U.S. Plans		U.S. Plans		Non-U.S. Plans		U.S. Plans
At December 31, (in millions)
	2011	2010	2011	2010	2011	2010	2011	2010

Projected benefit obligation	$956	$1,716	$4,438	$3,878	$916	$1,594	$4,438	$219
Accumulated benefit obligation	895	1,720	4,291	3,388	864	1,496	4,291	167
Fair value of plan assets	422	646	3,432	3,425	388	612	3,432	-

The following table presents the components of net periodic benefit cost recognized in income and other amounts recognized in Accumulated other comprehensive income (loss) with respect to the defined benefit pension plans and other postretirement benefit plans:

	Pension						Postretirement
	Non-U.S. Plans			U.S. Plans			Non-U.S. Plans			U.S. Plans
(in millions)	2011	2010	2009	2011	2010	2009	2011	2010	2009	2011	2010	2009

Components of net periodic benefit cost:
Service cost	$66	$137	$121	$150	$150	$155	$4	$8	$11	$8	$8	$8
Interest cost	37	59	60	207	216	219	2	4	4	13	15	16
Expected return on assets	(25)	(31)	(31)	(250)	(259)	(226)	-	-	-	-	-	-
Amortization of prior service (credit) cost	(4)	(9)	(13)	(7)	1	-	-	-	-	(2)	-	-
Amortization of net (gain) loss	15	45	41	65	57	88	-	-	1	-	(1)	1
Net curtailment (gain) loss	-	(1)	(2)	-	1	(4)	-	-	-	-	(2)	1
Net settlement (gain) loss	8	3	11	-	58	14	-	-	-	-	(6)	(8)
Other	-	2	1	-	-	-	-	-	-	-	-	-

Net periodic benefit cost	$97	$205	$188	$165	$224	$246	$6	$12	$16	$19	$14	$18

Total recognized in Accumulated other comprehensive income (loss)	$261	$167	$(134)	$(396)	$85	$492	$(6)	$16	$11	$56	$(3)	$10

Total recognized in net periodic benefit cost and other comprehensive income (loss)	$164	$(38)	$(322)	$(561)	$(139)	$246	$(12)	$4	$(5)	$37	$(17)	$(8)

    The estimated net loss and prior service credit that will be amortized from Accumulated other comprehensive income into net periodic benefit cost over the next fiscal year are $130 million and $38 million, respectively, for AIG's combined defined benefit pension plans. For the defined benefit postretirement plans, the estimated amortization from Accumulated other comprehensive income for net loss and prior service credit that will be amortized into net periodic benefit cost over the next fiscal year will be less than $11 million in the aggregate.

    The annual pension expense in 2012 for the AIG U.S. and non-U.S. defined benefit pension plans is expected to be approximately $273 million. A 100 basis point increase in the discount rate or expected long-term rate of return would decrease the 2012 expense by approximately $82 million and $40 million, respectively, with all other items remaining the same. Conversely, a 100 basis point decrease in the discount rate or expected long-term rate of return would increase the 2012 expense by approximately $87 million and $40 million, respectively, with all other items remaining the same.

ASSUMPTIONS

The following table summarizes the weighted average assumptions used to determine the benefit obligations:

	Pension		Postretirement
	Non-U.S. Plans(a)	U.S. Plans(b)	Non-U.S. Plans(a)	U.S. Plans(b)

December 31, 2011
Discount rate	3.02%	4.62%	4.19%	4.51%
Rate of compensation increase	2.94%	4.00%	3.61%	N/A%

December 31, 2010
Discount rate	2.25%	5.50%	4.00%	5.25%
Rate of compensation increase	3.00%	4.00%	3.00%	N/A%

(a)
The non-U.S. plans reflect those assumptions that were most appropriate for the local economic environments of each of the subsidiaries providing such benefits.

(b)
Due to plan amendments effective in 2012, the AIG Retirement, Excess and Postretirement Plans were remeasured at September 30, 2011 using the following discount rates 4.5, 4.25 and 4.5 percents, respectively,

The following table summarizes assumed health care cost trend rates for the U.S. plans:

At December 31,	2011		2010

Following year:
Medical (before age 65)	7.59%		7.75%
Medical (age 65 and older)	6.88%		7.00%

Ultimate rate to which cost increase is assumed to decline	4.50%		4.50%

Year in which the ultimate trend rate is reached:
Medical (before age 65)	2027	*	2027
Medical (age 65 and older)	2027	*	2027

*
Increase in ultimate trend rate is based on the current expectation of future increases in medical and prescription drug costs.

A one percent point change in the assumed healthcare cost trend rate would have the following effect on AIG's postretirement benefit obligations:

	One Percent Increase		One Percent Decrease
At December 31, (in millions)
	2011	2010	2011	2010

Non-U.S. plans	$11	$8	$(8)	$(6)
U.S. plans	$3	$4	$(3)	$(3)

    AIG's postretirement plans provide benefits primarily in the form of defined employer contributions rather than defined employer benefits. Changes in the assumed healthcare cost trend rate are subject to caps for U.S. plans. AIG's non-U.S. postretirement plans are not subject to caps.

The following table presents the weighted average assumptions used to determine the net periodic benefit costs:

	Pension
				Postretirement
		U.S. Plans
At December 31,	Non-U.S. Plans(a)			Non-U.S. Plans(a)	U.S. Plans

2011
Discount rate	2.25%	5.50	(b)%	4.00%	5.25(c)%
Rate of compensation increase	3.00%	4.00%		3.00%	N/A
Expected return on assets	3.14%	7.50%		N/A	N/A
2010
Discount rate	2.75%	6.00%		3.75%	5.75%
Rate of compensation increase	3.50%	4.00%		3.75%	N/A
Expected return on assets	3.75%	7.75%		N/A	N/A
2009
Discount rate	3.00%	6.00%		3.50%	6.00%
Rate of compensation increase	3.50%	4.25%		3.25%	N/A
Expected return on assets	4.75%	7.75%		N/A	N/A

(a)
The non-U.S. plans reflect those assumptions that were most appropriate for the local economic environments of the subsidiaries providing such benefits.

(b)
As a result of plan amendments effective April 1, 2012, the AIG Retirement and AIG Excess Plans were remeasured utilizing a discount rate of 4.5 and 4.25 percent, respectively at September 30, 2011.

(c)
As a result of a plan amendment effective April 1, 2012, the AIG Postretirement Plan was remeasured utilizing a discount rate of 4.5 percent at September 30, 2011.

Discount Rate Methodology

    The projected benefit cash flows under the U.S. AIG Retirement plan were discounted using the spot rates derived from the Mercer Pension Discount Yield Curve at December 31, 2011 and the Citigroup Pension Discount Curve rounded to the nearest 25 basis points at December 31, 2010, which resulted in a single discount rate that would produce the same liability at the respective measurement dates. The discount rates were 4.62 percent at December 31, 2011 and 5.5 percent at December 31, 2010. Each methodology was consistently applied for the respective years in determining the discount rates for the other U.S. plans.

    In general, the discount rates for non-U.S. pension plans were developed based on the duration of liabilities on a plan by plan basis and were selected by reference to high quality corporate bonds in developed markets or local government bonds where developed markets are not as robust or nonexistent.

    The projected benefit obligation for Japan represents approximately 62 and 76 percent of the total projected benefit obligations for AIG's non-U.S. pension plans at December 31, 2011 and 2010, respectively. The weighted average discount rate of 1.70 and 1.50 percent for Japan was selected by reference to the AA rated corporate bonds reported by Rating and Investment Information, Inc. in 2011 and Moody's/S&P in 2010 based on the duration of the plans' liabilities.

Plan Assets

    The investment strategy with respect to assets relating to AIG's U.S. and non-U.S. pension plans is designed to achieve investment returns that will (a) provide for the benefit obligations of the plans over the long term; (b) limit the risk of short-term funding shortfalls; and (c) maintain liquidity sufficient to address cash needs. Accordingly, the asset allocation strategy is designed to maximize the investment rate of return while managing various risk factors, including but not limited to, volatility relative to the benefit obligations, diversification and concentration, and the risk and rewards profile indigenous to each asset class.

    There were no shares of AIG Common Stock included in the U.S. and non-U.S. pension plans assets at December 31, 2011 or 2010.

U.S. Pension Plans

    The long-term strategic asset allocation is reviewed and revised approximately every three years. The plans' assets are monitored by the investment committee of AIG's Retirement Board and the investment managers, which can entail allocating the plans assets among approved asset classes within pre-approved ranges permitted by the strategic allocation.

The following table presents the asset allocation percentage by major asset class for U.S. pension plans and the target allocation:

At December 31,	Target 2012	Actual 2011	Actual 2010

Asset class:
Equity securities	45%	52%	60%
Fixed maturity securities	30%	30%	22%
Other investments	25%	18%	18%

Total	100%	100%	100%

    The expected long-term rate of return for the plan was 7.5 and 7.75 percent for 2011 and 2010, respectively. The expected rate of return is an aggregation of expected returns within each asset class category. The expected asset return and any contributions made by AIG together are expected to maintain the plans' ability to meet all required benefit obligations. The expected asset return with respect to each asset class was developed based on a building block approach that considers historical returns, current market conditions, asset volatility and the expectations for future market returns. While the assessment of the expected rate of return is long-term and thus not expected to change annually, significant changes in investment strategy or economic conditions may warrant such a change. The expected asset return and any contributions made by AIG together are expected to maintain the plan's ability to meet all required benefit obligations.

Non-U.S. Pension Plans

    The assets of the non-U.S. pension plans are held in various trusts in multiple countries and are invested primarily in equities and fixed maturity securities to maximize the long-term return on assets for a given level of risk.

The following table presents the asset allocation percentage by major asset class for Non-U.S. pension plans and the target allocation:

At December 31,	Target 2012	Actual 2011	Actual 2010

Asset class:
Equity securities	36%	38%	57%
Fixed maturity securities	41%	39%	28%
Other investments	12%	6%	10%
Cash and cash equivalents	11%	17%	5%

Total	100%	100%	100%

    The expected weighted average long-term rates of return for the non-U.S. pension plans was 3.14 and 3.75 percent for the years ended December 31, 2011 and 2010, respectively. The expected rate of return for each country is an aggregation of expected returns within each asset class for such country. For each country, the return with respect to each asset class was developed based on a building block approach that considers historical returns, current market conditions, asset volatility and the expectations for future market returns. While the assessment of the expected rate of return is long-term and not expected to change annually, significant changes in investment strategy or economic conditions may warrant such a change. The expected asset return and any contributions made by AIG together are expected to maintain the plan's ability to meet all required benefit obligations.

ASSETS MEASURED AT FAIR VALUE

    AIG is required to disclose the level of the fair value measurement of its plan assets. The inputs and methodology used in determining the fair value of the plan assets are consistent with those used by AIG to measure its assets as noted in Note 6 herein.

The following table presents information about AIG's plan assets based on the level within the fair value hierarchy in which the fair value measurement falls:

	Non-U.S. Plans				U.S. Plans
(in millions)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

At December 31, 2011
Assets:
Cash & cash equivalents	$114	$-	$-	$114	$9	$-	$-	$9
Equity securities:
U.S.(a)	19	-	-	19	1,449	13	-	1,462
International(b)	242	1	-	243	305	16	-	321
Fixed maturity securities:
U.S. investment grade(c)	-	-	-	-	-	794	1	795
International investment grade(c)	-	139	-	139	-	-	-	-
U.S. and international high yield(d)	-	88	-	88	-	104	-	104
Mortgage and other asset-backed securities(e)	-	-	-	-	-	80	36	116
Other fixed maturity securities	-	40	1	41	-	-	-	-
Other investment types:
Hedge funds(f)	-	-	-	-	-	345	-	345
Commodities	-	-	-	-	-	26	-	26
Private equity(g)	-	-	-	-	-	-	223	223
Insurance contracts	-	-	39	39	-	31	-	31

Total	$375	$268	$40	$683	$1,763	$1,409	$260	$3,432

At December 31, 2010
Assets:
Cash & cash equivalents	$41	$3	$-	$44	$37	$-	$-	$37
Equity securities:
U.S.(a)	24	-	-	24	1,731	13	-	1,744
International(b)	407	112	-	519	278	18	-	296
Fixed maturity securities:
U.S. investment grade(c)	-	10	-	10	-	478	1	479
International investment grade(c)	8	219	-	227	-	-	-	-
U.S. and international high yield(d)	-	32	-	32	-	153	-	153
Mortgage and other asset-backed securities(e)	-	-	-	-	-	44	80	124
Other investment types:
Hedge funds(f)	-	-	-	-	-	332	-	332
Commodities	-	-	-	-	-	19	-	19
Private equity(g)	-	-	-	-	-	-	209	209
Insurance contracts	-	64	34	98	-	32	-	32

Total	$480	$440	$34	$954	$2,046	$1,089	$290	$3,425

(a)
Includes index funds that primarily track several indices including S&P 500 and S&P 600 in addition to other actively managed accounts, comprised of investments in large cap companies.

(b)
Includes investments in companies in emerging and developed markets.

(c)
Represents investments in U.S. and non-U.S. government issued bonds, U.S. government agency or sponsored agency bonds, and investment grade corporate bonds.

(d)
Consists primarily of investments in securities or debt obligations that have a rating below investment grade.

(e)
Comprised primarily of investments that are guaranteed by a U.S. government agency.

(f)
Includes funds comprised of macro, event driven, long/short equity, and controlled risk hedge fund strategies and a separately managed controlled risk strategy.

(g)
Includes funds that are diverse by geography, investment strategy, and sector.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. Based on AIG's investment strategy, AIG has no significant concentrations of risks.

    The U.S. pension plan holds a group annuity contract with US Life, an AIG subsidiary, which totaled $31 million and $32 million at December 31, 2011 and 2010, respectively.

    The non-U.S. pension plans held an insurance contract with AIG Star, a former AIG subsidiary, which totaled $64 million at December 31, 2010.

Changes in Level 3 fair value measurements

The following table presents changes in AIG's non-U.S. and U.S. Level 3 plan assets measured at fair value:

At December 31, 2011 (in millions)	Balance Beginning of year	Net Realized and Unrealized Gains (Losses)	Purchases	Sales	Issuances	Settlements	Transfers In	Transfers Out	Balance at End of year	Changes in Unrealized Gains (Losses) on Instruments Held at End of year

Non-U.S. Plan Assets:
Other fixed income securities	$-	$-	$1	$-	$-	$-	$-	$-	$1	$-
Insurance contracts	34	3	2	-	-	-	-	-	39	-

Total	$34	$3	$3	$-	$-	$-	$-	$-	$40	$-

U.S. Plan Assets:
Fixed maturity
U.S. investment grade	$1	$-	$-	$-	$-	$-	$-	$-	$1	$-
U.S. and international high yield	-	-	-	-	-	(1)	1	-	-	1
Mortgage and other asset-backed securities	80	1	34	(79)	-	(1)	4	(3)	36	13
Private equity	209	5	30	(20)	-	(1)	-	-	223	(23)

Total	$290	$6	$64	$(99)	$-	$(3)	$5	$(3)	$260	$(9)

(in millions)	Balance Beginning of year	Net Realized and Unrealized Gains (Losses)	Purchases, Sales, Issuances and Settlements-Net	Transfers In (Out)	Balance at End of year	Changes in Unrealized Losses on Instruments Held at End of year

At December 31, 2010
Non-U.S. Plan Assets:
Real estate	$19	$-	$-	$(19)	$-	$-
Private equity	21	-	-	(21)	-	-
Insurance contracts	29	3	2	-	34	-

Total	$69	$3	$2	$(40)	$34	$-

U.S. Plan Assets:
Fixed maturity
U.S. investment grade	$1	$-	$-	$-	$1	$-
U.S. and international high yield	1	-	-	(1)	-	(1)
Mortgage and other asset-backed securities	52	7	24	(3)	80	(14)
Private equity	175	17	17	-	209	-

Total	$229	$24	$41	$(4)	$290	$(15)

Transfers of Level 1 and Level 2 Assets and Liabilities

    AIG's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. AIG had no significant transfers between Level 1 and Level 2 during the twelve months ended December 31, 2011.

Transfers of Level 3 Assets

    During the year ended December 31, 2011, transfers into Level 3 included certain corporate high yield and mortgage backed securities. The transfers into Level 3 related to investments in certain corporate high yield and mortgage backed securities were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types.

EXPECTED CASH FLOWS

    Funding for the U.S. pension plan ranges from the minimum amount required by ERISA to the maximum amount that would be deductible for U.S. tax purposes. Contributed amounts in excess of the minimum amounts are deemed voluntary. Amounts in excess of the maximum amount would be subject to an excise tax and may not be deductible under the Internal Revenue Code. There are no minimum required cash contributions for the AIG Retirement Plan in 2012. Supplemental, Excess and postretirement plan payments are deductible when paid.

    AIG's annual pension contribution in 2012 is expected to be approximately $91 million for its non-U.S. and U.S. non-qualified plans. No contributions to the AIG Retirement Plan are currently anticipated. These estimates are subject to change, since contribution decisions are affected by various factors including AIG's liquidity, market performance and management's discretion.

The expected future benefit payments, net of participants' contributions, with respect to the defined benefit pension plans and other postretirement benefit plans, are as follows:

	Pension		Postretirement
(in millions)	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans	U.S. Plans

2012	$45	$276	$1	$16
2013	43	292	1	16
2014	44	298	1	17
2015	42	304	1	17
2016	45	311	1	18
2017 - 2021	266	1,654	8	104

DEFINED CONTRIBUTION PLANS

    In addition to several small defined contribution plans, AIG sponsors a voluntary savings plan for U.S. employees which provides for salary reduction contributions by employees and matching U.S. contributions by AIG of up to seven percent of annual salary depending on the employees' years of service subject to certain compensation limits. Pre-tax expense associated with this plan was $99 million, $103 million and $100 million in 2011, 2010 and 2009, respectively.

    Effective January 1, 2012, the plan was amended to change the company matching contribution to 100% of the first six percent of participant contributions and to allow all employees to contribute up to the annual IRS contribution maximum of $17,000.

OWNERSHIP	12 Months Ended
Dec. 31, 2011
OWNERSHIP
OWNERSHIP

21. OWNERSHIP

    The Department of the Treasury holds 1,455,037,962 shares of AIG Common Stock, representing ownership of approximately 77 percent of the outstanding AIG Common Stock at December 31, 2011. For discussion of the Recapitalization and the ownership by the Department of the Treasury, see Note 1 herein.

    A Schedule 13G filed February 17, 2012 reports aggregate ownership of 116,573,542 shares, or approximately 6.1 percent (based on the AIG Common Stock outstanding, as adjusted to reflect the warrants owned), of AIG Common Stock and warrants (92,044,583 shares plus 24,528,959 warrants) as of December 31, 2011, including securities beneficially owned by The Fairholme Fund and other funds and investment vehicles managed by Fairholme Capital Management and securities owned by Mr. Bruce Berkowitz personally.

    The calculation of ownership interest for purposes of the AIG Tax Asset Protection Plan and Article 13 of AIG's Restated Certificate of Incorporation is different than beneficial ownership for Schedule 13G. To the best of AIG's knowledge, the Department of the Treasury is the only person deemed for such purposes to have an ownership interest of 4.99 percent or more of AIG Common Stock at December 31, 2011.

INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES
INCOME TAXES

22. INCOME TAXES

The following table presents income (loss) from continuing operations before income tax expense (benefit) by U.S. and foreign location in which such pre-tax income (loss) was earned or incurred.

Years Ended December 31, (in millions)	2011	2010	2009

U.S.	$(1,626)	$15,118	$(17,180)
Foreign	725	4,548	2,738

Total	$(901)	$19,666	$(14,442)

The following table presents the income tax expense (benefit) attributable to pre-tax income (loss) from continuing operations:

Years Ended December 31, (in millions)	2011	2010	2009

Foreign and U.S. components of actual income tax expense:
Foreign:
Current	$303	$807	$1,573
Deferred	48	270	3,636
U.S.:
Current	(208)	(163)	1,229
Deferred	(19,907)	5,822	(8,493)

Total	$(19,764)	$6,736	$(2,055)

AIG's actual income tax (benefit) expense differs from the statutory U.S. federal amount computed by applying the federal income tax rate due to the following:

	2011			2010			2009
Years Ended December 31, (dollars in millions)	Pre-Tax Income (Loss)	Tax Expense/ (Benefit)	Percent of Pre-Tax Income (Loss)	Pre-Tax Income (Loss)	Tax Expense/ (Benefit)	Percent of Pre-Tax Income (Loss)	Pre-Tax (Loss)	Tax Expense/ (Benefit)	Percent of Pre-Tax (Loss)

U.S. federal income tax at statutory rate	$2,604	$911	35.0%	$22,877	$8,007	35.0%	$(13,495)	$(4,723)	35.0%
Adjustments:
Tax exempt interest		(454)	(17.4)		(587)	(2.6)		(677)	5.0
Investment in subsidiaries and partnerships		(224)	(8.6)		(1,319)	(5.8)		(473)	3.5
Variable interest entities		(43)	(1.7)		(2)	(0.0)		435	(3.2)
Uncertain tax positions		(25)	(1.0)		(37)	(0.2)		874	(6.5)
Dividends received deduction		(52)	(2.0)		(108)	(0.5)		(117)	0.9
Effect of foreign operations		(386)	(14.8)		602	2.6		(497)	3.7
Bargain purchase gain		-	-		(116)	(0.5)		-	-
State income taxes		(87)	(3.3)		(126)	(0.6)		155	(1.2)
Other		131	5.0		184	0.8		313	(2.3)
Effect of discontinued operations		(190)	(7.3)		173	0.8		(1,827)	13.5
Effect of discontinued operations – goodwill		-	-		1,268	5.5		3	(0.0)
Valuation allowance:
Continuing operations		(18,307)	NM		1,361	6.0		2,986	(22.1)
Discontinued operations		-	-		1,292	5.7		(221)	1.6

Consolidated total amounts	2,604	(18,726)	NM	22,877	10,592	46.3	(13,495)	(3,769)	27.9
Amounts attributable to discontinued operations	3,505	1,038	29.6	3,211	3,856	120.1	947	(1,714)	(180.9)

Amounts attributable to continuing operations	$(901)	$(19,764)	NM %	$19,666	$6,736	34.3%	$(14,442)	$(2,055)	14.2%

    For the year ended December 31, 2011, the effective tax rate on pre-tax loss from continuing operations was not meaningful, due to the significant effect of releasing approximately $18.4 billion of the deferred tax asset valuation allowance. Other less significant factors that contributed to the difference from the statutory rate included tax benefits of $454 million associated with tax exempt interest income, $386 million associated with the effect of foreign operations, and $224 million associated with AIG's investment in subsidiaries and partnerships

    For the year ended December 31, 2010, the effective tax rate on pre-tax income from continuing operations was 34.3 percent. The effective tax rate for the year ended December 31, 2010, attributable to continuing operations differs from the statutory rate primarily due to tax benefits of $1.3 billion associated with AIG's investment in subsidiaries and partnerships, principally the AIA SPV which is treated as a partnership for U.S. tax purposes, and $587 million associated with tax exempt interest, partially offset by an increase in the valuation allowance attributable to continuing operations of $1.4 billion.

    For the year ended December 31, 2009, the effective tax rate on pre-tax loss from continuing operations was 14.2 percent. The effective tax rate on the pre-tax loss from continuing operations for the year ended December 31, 2009, differs from the statutory rate primarily due to increases in the valuation allowance of $3.0 billion and reserve for uncertain tax positions of $874 million, partially offset by tax exempt interest of $677 million and the change in investment in subsidiaries and partnerships of $473 million which was principally related to changes in the estimated U.S. tax liability with respect to the potential sales of subsidiaries.

The following table presents the components of the net deferred tax assets (liabilities):

December 31, (in millions)	2011	2010

Deferred tax assets:
Losses and tax credit carryforwards	$28,223	$25,195
Unrealized loss on investments	2,436	3,223
Accruals not currently deductible, and other	6,431	3,036
Investments in foreign subsidiaries and joint ventures	1,432	2,207
Loss reserve discount	1,260	1,264
Loan loss and other reserves	877	1,093
Unearned premium reserve reduction	1,696	825
Employee benefits	1,217	1,034

Total deferred tax assets	43,572	37,877

Deferred tax liabilities:
Adjustment to life policy reserves	(1,978)	(458)
Deferred policy acquisition costs	(3,340)	(2,594)
Flight equipment, fixed assets and intangible assets	(4,530)	(4,753)
Unrealized gains related to available for sale debt securities	(4,010)	(3,317)
Other	(378)	(466)

Total deferred tax liabilities	(14,236)	(11,588)

Net deferred tax assets before valuation allowance	29,336	26,289
Valuation allowance	(11,047)	(27,548)

Net deferred tax assets (liabilities)	$18,289	$(1,259)

The following table presents AIG's U.S. consolidated income tax group tax losses and credits carryforwards as of December 31, 2011 on a tax return basis.

December 31, 2011 (in millions)	Gross	Tax Effected	Expiration Periods

Net operating loss carryforwards	$45,273	$15,846	2028 - 2031
Capital loss carryforwards – Life	21,213	7,425	2013 - 2014
Capital loss carryforwards – Non-Life	88	30	2014 - 2015
Foreign tax credit carryforwards	-	4,609	2016 - 2021
Other carryforwards and other	-	496	Various

Total AIG U.S. consolidated income tax group tax losses and credits carryforwards		$28,406

ASSESSMENT OF DEFERRED TAX ASSET VALUATION ALLOWANCE

    The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires AIG to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

    AIG's framework for assessing the recoverability of deferred tax assets weighs the sustainability of recent operating profitability, the predictability of future operating profitability of the character necessary to realize the deferred tax assets, and AIG's emergence from cumulative losses in recent years. The framework requires AIG to consider all available evidence, including:

  •
  the nature, frequency, and severity of cumulative financial reporting losses in recent years;

  •
  the sustainability of recent operating profitability of AIG's subsidiaries in various tax jurisdictions;

  •
  the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

  •
  the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and,

  •
  prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

    During 2011, AIG experienced significant favorable developments, including the completion of the Recapitalization in January 2011, the wind-down of AIGFP's portfolios, the sale of certain businesses, emergence from cumulative losses in recent years and a return to sustainable operating profits within its primary operations. During 2011, AIG's level of profitability, excluding the $3.3 billion loss on extinguishment of debt in January confirmed its return to sustainable operating profit for the full year. This, together with the emergence from cumulative losses in recent years and projections of sufficient future taxable income, represent significant positive evidence. As of December 31, 2011, the cumulative positive evidence outweighed the historical negative evidence regarding the likelihood that the deferred tax asset for AIG's U.S. consolidated income tax group (other than the life-insurance-business capital loss carryforwards) will be realized. This assessment was evidenced by AIG meeting all of the criteria in its framework, resulting in its conclusion that $18.4 billion of the deferred tax asset valuation allowance for AIG's U.S. consolidated income tax group should be released in 2011. The life-insurance-business capital loss carryforwards may be realized in the future if and when either capital gains are realized or when prudent and feasible tax planning strategies are identified that result in an assessment that the life-insurance-business capital loss carryforwards will be realized on a more-likely-than-not basis prior to their expiration.

The following table presents the net deferred tax assets (liabilities) for December 31, 2011, and December 31, 2010, respectively, on a U.S. GAAP basis:

	December 31,
(in millions)	2011	2010

Net U.S. consolidated return group deferred tax assets	$29,442	$28,423
Net deferred tax assets (liabilities) in Other comprehensive income	(3,041)	(2,975)
Valuation allowance	(7,240)	(25,626)

Subtotal	19,161	(178)

Net foreign, state & local deferred tax assets*	2,935	2,132
Valuation allowance	(3,807)	(3,213)

Subtotal	(872)	(1,081)

Total AIG net deferred tax assets (liabilities)	$18,289	$(1,259)

*
Amount includes deferred tax liabilities for certain jurisdictions which are not available to offset deferred tax assets from other jurisdictions.

DEFERRED TAX ASSET VALUATION ALLOWANCE OF U.S. CONSOLIDATED INCOME TAX GROUP

    At December 31, 2011, and December 31, 2010, AIG's U.S. consolidated income tax group had net deferred tax assets (liabilities) after valuation allowance of $19.2 billion and $(178) million, respectively. At December 31, 2011, and December 31, 2010, AIG's U.S. consolidated income tax group had valuation allowances of $7.2 billion and $25.6 billion, respectively.

    For the year ended December 31, 2011, the decrease in the U.S. consolidated income tax group deferred tax asset valuation allowance was $18.4 billion. The entire decrease in valuation allowance was allocated to continuing operations. The amount allocated to continuing operations also included the decrease in the valuation allowance attributable to the anticipated inclusion of the ALICO SPV within the 2011 U.S. consolidated federal income tax return.

DEFERRED TAX LIABILITY – FOREIGN, STATE AND LOCAL

    At December 31, 2011 and December 31, 2010, AIG had net deferred tax liabilities of $872 million and $1.1 billion, respectively, related to foreign subsidiaries, state and local tax jurisdictions, and certain domestic subsidiaries that file separate tax returns.

    At December 31, 2011 and December 31, 2010, AIG had deferred tax asset valuation allowances of $3.8 billion and $3.2 billion, respectively, related to foreign subsidiaries, state and local tax jurisdictions, and certain domestic subsidiaries that file separate tax returns. AIG maintained these valuation allowances following its conclusion that it could not demonstrate that it was more likely than not that the related deferred tax assets will be realized. This was primarily due to factors such as cumulative losses in recent years and the inability to demonstrate profits within the specific jurisdictions over the relevant carryforward periods.

TAX EXAMINATIONS AND LITIGATION

    AIG and its eligible U.S. subsidiaries file a consolidated U.S. federal income tax return. Several U.S. subsidiaries included in the consolidated financial statements previously filed separate U.S. federal income tax returns and were not part of the AIG U.S. consolidated income tax group. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable U.S. and foreign law.

    The statute of limitations for all tax years prior to 2000 has expired for AIG's consolidated federal income tax return. AIG is currently under examination for the tax years 2000 through 2006.

    On March 20, 2008, AIG received a Statutory Notice of Deficiency (Notice) from the IRS for years 1997 to 1999. The Notice asserted that AIG owes additional taxes and penalties for these years primarily due to the disallowance of foreign tax credits associated with cross-border financing transactions. The transactions that are the subject of the Notice extend beyond the period covered by the Notice, and the IRS is challenging the later periods. It is also possible that the IRS will consider other transactions to be similar to these transactions. AIG has paid the assessed tax plus interest and penalties for 1997 to 1999. On February 26, 2009, AIG filed a complaint in the United States District Court for the Southern District of New York seeking a refund of approximately $306 million in taxes, interest and penalties paid with respect to its 1997 taxable year. AIG alleges that the IRS improperly disallowed foreign tax credits and that AIG's taxable income should be reduced as a result of AIG's 2005 restatement of its consolidated financial statements.

    On March 29, 2011, the U.S. District Court, Southern District of New York, ruled on a motion for partial summary judgment that AIG filed on July 30, 2010 related to the disallowance of foreign tax credits associated with cross border financing transactions. The court denied AIG's motion with leave to renew following the completion of discovery regarding certain transactions referred to in AIG's motion, which AIG believes may be significant to the outcome of the action.

    AIG also filed an administrative refund claim on September 9, 2010 for its 1998 and 1999 tax years. AIG will vigorously defend its position, and continues to believe that it has adequate reserves for any liability that could result from the IRS actions.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

The following table presents a rollforward of the beginning and ending balances of the total amounts of gross unrecognized tax benefits:

Years Ended December 31, (in millions)	2011	2010	2009

Gross unrecognized tax benefits, beginning of year	$5,296	$4,843	$3,368
Increases in tax positions for prior years	239	888	1,628
Decreases in tax positions for prior years	(1,046)	(470)	(132)
Increases in tax positions for current year	48	49	142
Lapse in statute of limitations	(7)	(6)	(47)
Settlements	(259)	(12)	(9)
Activity of discontinued operations	8	-	(46)
Less: Unrecognized tax benefits of held for sale entities	-	4	(61)

Gross unrecognized tax benefits, end of year	$4,279	$5,296	$4,843

    At December 31, 2011, 2010 and 2009, AIG's unrecognized tax benefits related to tax positions that if recognized would not affect the effective tax rate as they relate to such factors as the timing, rather than the permissibility, of the deduction were $0.7 billion, $1.7 billion and $1.4 billion, respectively. Accordingly, at December 31, 2011, 2010 and 2009, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $3.5 billion, $3.6 billion and $3.4 billion, respectively.

    The decrease in the gross unrecognized tax benefits for 2011 was primarily related to tax positions that did not affect the effective tax rate because they relate to timing.

    Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2011 and 2010, AIG had accrued liabilities of $744 million and $952 million, respectively, for the payment of interest (net of the federal benefit) and penalties. For the years ended December 31, 2011, 2010 and 2009, AIG accrued expense (benefits) of $(170) million, $152 million and $393 million, respectively, for the payment of interest (net of the federal benefit) and penalties.

    AIG regularly evaluates adjustments proposed by taxing authorities. At December 31, 2011, such proposed adjustments would not have resulted in a material change to AIG's consolidated financial condition, although it is possible that the effect could be material to AIG's consolidated results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next 12 months, based on the information currently available, AIG does not expect any change to be material to AIG's consolidated financial condition.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

At December 31, 2011	Open Tax Years

Major Tax Jurisdiction
United States	2000 - 2010
France	2008 - 2010
Hong Kong	2004 - 2009
Japan	2006 - 2010
Korea	2009
Malaysia	2002 - 2010
Taiwan	2007 - 2010
Thailand	2006 - 2010
United Kingdom	2008 - 2009

QUARTERLY FINANCIAL INFORMATION (UNAUDITED)	12 Months Ended
Dec. 31, 2011
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

23. QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

CONSOLIDATED STATEMENTS OF INCOME (LOSS)

	Three Months Ended
	March 31,		June 30,		September 30,		December 31,
(dollars in millions, except per share data)
	2011	2010	2011	2010	2011	2010	2011	2010

Total revenues	$17,439	$18,560	$16,680	$18,318	$12,719	$19,456	$17,419	$21,203
Income (loss) from continuing operations before income tax expense (benefit)	(1,310)	1,684	1,794	1,235	(4,270)	179	2,885	16,568
Income (loss) from discontinued operations, net of income tax expense (benefit)	2,585	295	(37)	(2,645)	(221)	(1,869)	140	3,574
Net income (loss)	1,501	2,444	2,053	(2,321)	(3,826)	(2,225)	21,602	14,387
Net income from continuing operations attributable to noncontrolling interests:
Nonvoting, callable, junior, and senior preferred interests	252	519	141	508	145	388	96	403
Other	(55)	119	64	20	19	104	27	112

Total net income from continuing operations attributable to noncontrolling interests	197	638	205	528	164	492	123	515
Net income (loss) attributable to AIG	$1,297	$1,796	$1,836	$(2,862)	$(3,990)	$(2,729)	$21,479	$13,853

Earnings (loss) per common share attributable to AIG common shareholders:
Basic:
Income (loss) from continuing operations	$(1.34)	$2.26	$1.03	$(1.52)	$(1.99)	$(6.23)	$11.24	$15.30
Income (loss) from discontinued operations	$1.65	$0.42	$(0.03)	$(19.56)	$(0.11)	$(13.85)	$0.07	$5.28
Diluted:
Income (loss) from continuing operations	$(1.34)	$2.26	$1.03	$(1.52)	$(1.99)	$(6.23)	$11.24	$15.30
Income (loss) from discontinued operations	$1.65	$0.42	$(0.03)	$(19.56)	$(0.11)	$(13.85)	$0.07	$5.28

Weighted average shares outstanding:
Basic	1,557,748,353	135,658,680	1,836,713,069	135,813,034	1,899,500,628	135,879,125	1,898,734,116	138,395,856
Diluted	1,557,748,353	135,724,939	1,836,771,513	135,813,034	1,899,500,628	135,879,125	1,898,845,071	138,447,775

Noteworthy quarterly items – income (expense):
Other-than-temporary impairments	(254)	(864)	(181)	(583)	(496)	(824)	(349)	(768)
Net gain (loss) on sale of divested businesses	(72)	(73)	(2)	205	(2)	4	2	19,430
Adjustment to federal and foreign deferred tax valuation allowance	(529)	775	588	(532)	(1,162)	20	19,410	(1,624)
Accelerated amortization of prepaid commitment fee asset	-	(162)	-	(76)	-	(762)	-	(705)
Reserve strengthening charge	-	-	-	-	-	-	-	(4,203)
Net gain (loss) on extinguishment of debt	(3,313)	-	(79)	-	-	-	484	(104)
Aircraft Leasing impairment charges, fair value adjustments and lease-related charges	(113)	(431)	(42)	(66)	(1,518)	(465)	(16)	(742)
Change in fair value of AIA securities	1,062	-	1,521	-	(2,315)	-	1,021	(638)
Change in fair value of Maiden Lane Interests	995	911	(843)	478	(974)	457	218	459

INFORMATION PROVIDED IN CONNECTION WITH OUTSTANDING DEBT	12 Months Ended
Dec. 31, 2011
INFORMATION PROVIDED IN CONNECTION WITH OUTSTANDING DEBT
INFORMATION PROVIDED IN CONNECTION WITH OUTSTANDING DEBT

24. INFORMATION PROVIDED IN CONNECTION WITH OUTSTANDING DEBT

    The following condensed consolidating financial statements reflect the results of SunAmerica Financial Group, Inc. (SAFG, Inc.), formerly known as AIG Life Holdings (U.S.), Inc. (AIGLH), a holding company and a wholly owned subsidiary of AIG. AIG provides a full and unconditional guarantee of all outstanding debt of SAFG, Inc.

CONDENSED CONSOLIDATING BALANCE SHEET

(in millions)	American International Group, Inc. (As Guarantor)	SAFG, Inc.	Other Subsidiaries	Reclassifications and Eliminations	Consolidated AIG

December 31, 2011
Assets:
Short-term investments	$12,868	$-	$14,110	$(4,406)	$22,572
Other investments(a)	6,599	-	481,525	(100,258)	387,866

Total investments	19,467	-	495,635	(104,664)	410,438
Cash	176	13	1,285	-	1,474
Loans to subsidiaries(b)	39,971	-	(39,971)	-	-
Debt issuance costs	196	-	297	-	493
Investment in consolidated subsidiaries(b)	79,802	32,361	(11,600)	(100,563)	-
Other assets, including current and deferred income taxes	24,317	2,704	117,231	(4,297)	139,955

Total assets	$163,929	$35,078	$562,877	$(209,524)	$552,360

Liabilities:
Insurance liabilities	$-	$-	$282,790	$(274)	$282,516
Other long-term debt	35,906	1,638	138,240	(100,531)	75,253
Other liabilities, including intercompany balances(a)(c)	14,169	2,402	75,132	(8,028)	83,675
Loans from subsidiaries(b)	12,316	249	(12,565)	-	-

Total liabilities	62,391	4,289	483,597	(108,833)	441,444

Redeemable noncontrolling interests (see Note 1):
Nonvoting, callable, junior preferred interests held by Department of the Treasury	-	-	-	8,427	8,427
Other	-	-	29	67	96

Total redeemable noncontrolling interests	-	-	29	8,494	8,523

Total AIG shareholders' equity	101,538	30,789	78,859	(109,648)	101,538
Other noncontrolling interests	-	-	392	463	855

Total noncontrolling interests	-	-	392	463	855

Total equity	101,538	30,789	79,251	(109,185)	102,393

Total liabilities and equity	$163,929	$35,078	$562,877	$(209,524)	$552,360

CONDENSED CONSOLIDATING BALANCE SHEET (Continued)

(in millions)	American International Group, Inc. (As Guarantor)	SAFG, Inc.	Other Subsidiaries	Reclassifications and Eliminations	Consolidated AIG

December 31, 2010
Assets:
Short-term investments	$5,602	$-	$39,907	$(1,771)	$43,738
Other investments(a)	5,852	-	486,494	(125,672)	366,674

Total investments	11,454	-	526,401	(127,443)	410,412
Cash	49	-	1,509	-	1,558
Loans to subsidiaries(b)	61,630	-	(61,630)	-	-
Debt issuance costs, including prepaid commitment fee asset of $3,628	3,838	-	241	-	4,079
Investment in consolidated subsidiaries(b)	88,834	31,152	(6,788)	(113,198)	-
Other assets, including current and deferred income taxes	6,066	2,717	144,779	1,001	154,563
Assets held for sale	-	-	104,961	-	104,961

Total assets	$171,871	$33,869	$709,473	$(239,640)	$675,573

Liabilities:
Insurance liabilities	$-	$-	$274,590	$(237)	$274,353
Federal Reserve Bank of New York credit facility	20,985	-	-	-	20,985
Other long-term debt	40,443	1,637	167,532	(124,136)	85,476
Other liabilities, including intercompany balances(a)(c)	31,586	3,643	59,336	(2,939)	91,626
Loans from subsidiaries(b)	1	379	(380)	-	-
Liabilities held for sale	-	-	95,911	12	95,923

Total liabilities	93,015	5,659	596,989	(127,300)	568,363

Redeemable noncontrolling nonvoting, callable, junior preferred interests	-	-	207	227	434
Total AIG shareholders' equity	78,856	28,210	111,178	(139,388)	78,856
Noncontrolling interests:
Nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	-	-	-	26,358	26,358
Other	-	-	1,099	463	1,562

Total noncontrolling interests	-	-	1,099	26,821	27,920

Total equity	78,856	28,210	112,277	(112,567)	106,776

Total liabilities and equity	$171,871	$33,869	$709,473	$(239,640)	$675,573

(a)
Includes intercompany derivative asset positions, which are reported at fair value before credit valuation adjustment.

(b)
Eliminated in consolidation.

(c)
For December 31, 2011 and December 31, 2010, includes intercompany tax payable of $9.8 billion and $28.1 billion, respectively, and intercompany derivative liabilities of $901 million and $150 million, respectively, for American International Group, Inc. (As Guarantor) and intercompany tax receivable of $128 million and $152 million, respectively, for SAFG, Inc.

CONDENSED CONSOLIDATING STATEMENT OF INCOME (LOSS)

(in millions)	American International Group, Inc. (As Guarantor)	SAFG, Inc.	Other Subsidiaries	Reclassifications and Eliminations	Consolidated AIG

Year Ended December 31, 2011
Revenues:
Equity in earnings of consolidated subsidiaries(a)	$6,260	$159	$-	$(6,419)	$-
Change in fair value of ML III	(723)	-	77	-	(646)
Other income(b)	1,088	1,616	63,388	(1,189)	64,903

Total revenues	6,625	1,775	63,465	(7,608)	64,257

Expenses:
Interest expense on FRBNY Credit Facility	72	-	-	(2)	70
Other interest expense(c)	2,845	281	1,864	(1,189)	3,801
Net loss on extinguishment of debt	2,847	-	61	-	2,908
Other expenses	867	-	57,512	-	58,379

Total expenses	6,631	281	59,437	(1,191)	65,158

Income (loss) from continuing operations before income tax expense (benefit)	(6)	1,494	4,028	(6,417)	(901)
Income tax expense (benefit)(d)	(19,695)	(103)	34	-	(19,764)

Income (loss) from continuing operations	19,689	1,597	3,994	(6,417)	18,863
Income (loss) from discontinued operations	933	-	1,536	(2)	2,467

Net income (loss)	20,622	1,597	5,530	(6,419)	21,330
Less:
Net income from continuing operations attributable to noncontrolling interests:
Nonvoting, callable, junior and senior preferred interests	-	-	-	634	634
Other	-	-	55	-	55

Total income from continuing operations attributable to noncontrolling interests	-	-	55	634	689
Income from discontinued operations attributable to noncontrolling interests	-	-	19	-	19

Total net income attributable to noncontrolling interests	-	-	74	634	708

Net income (loss) attributable to AIG	$20,622	$1,597	$5.456	$(7,053)	$20,622

(a)
Eliminated in consolidation.

(b)
Includes intercompany income of $489 million 2011 for American International Group, Inc. (As Guarantor).

(c)
Includes intercompany interest expense of $700 million for 2011 for American International Group, Inc. (As Guarantor).

(d)
The income tax benefit includes the effect of releasing a significant portion of the deferred tax asset valuation allowance. See Note 22 herein for additional information.

CONDENSED CONSOLIDATING STATEMENT OF INCOME (LOSS) (continued)

(in millions)	American International Group, Inc. (As Guarantor)	SAFG, Inc.	Other Subsidiaries	Reclassifications and Eliminations	Consolidated AIG

Year Ended December 31, 2010
Revenues:
Equity in earnings of consolidated subsidiaries(a)	$21,385	$1,695	$—	$(23,080)	$—
Change in fair value of ML III	-	-	1,792	-	1,792
Other income(b)	3,046	246	75,111	(2,658)	75,745

Total revenues	24,431	1,941	76,903	(25,738)	77,537

Expenses:
Interest expense on FRBNY Credit Facility	4,107	-	-	(79)	4,028
Other interest expense(c)	2,279	378	3,950	(2,654)	3,953
Net loss on extinguishment of debt	104	-	-	-	104
Other expenses	1,664	-	48,122	-	49,786

Total expenses	8,154	378	52,072	(2,733)	57,871

Income (loss) from continuing operations before income tax expense (benefit)	16,277	1,563	24,831	(23,005)	19,666
Income tax expense (benefit)(d)	5,402	(101)	1,435	-	6,736

Income (loss) from continuing operations	10,875	1,664	23,396	(23,005)	12,930
Income (loss) from discontinued operations	(817)	-	251	(79)	(645)

Net income (loss)	10,058	1,664	23,647	(23,084)	12,285
Less:
Net income from continuing operations attributable to noncontrolling interests:
Nonvoting, callable, junior and senior preferred interests	-	-	-	1,818	1,818
Other	-	-	355	-	355

Total income from continuing operations attributable to noncontrolling interests	-	-	355	1,818	2,173
Income from discontinued operations attributable to noncontrolling interests	-	-	54	-	54

Total net income attributable to noncontrolling interests	-	-	409	1,818	2,227

Net income (loss) attributable to AIG	$10,058	$1,664	$23,238	$(24,902)	$10,058

(a)
Eliminated in consolidation.

(b)
Includes intercompany income of $2.6 billion for 2010 for American International Group, Inc. (As Guarantor).

(c)
Includes intercompany interest expense of $28 million for 2010 for American International Group, Inc. (As Guarantor).

(d)
Income taxes recorded by American International Group, Inc. (As Guarantor) include deferred tax expense attributable to foreign businesses sold and a valuation allowance to reduce the consolidated deferred tax asset to the amount more likely than not to be realized.

CONDENSED CONSOLIDATING STATEMENT OF INCOME (LOSS) (continued)

(in millions)	American International Group, Inc. (As Guarantor)	SAFG, Inc.	Other Subsidiaries	Reclassifications and Eliminations	Consolidated AIG

Year Ended December 31, 2009
Revenues:
Equity in earnings of consolidated subsidiaries(a)	$(226)	$(366)	$—	$592	$—
Change in fair value of ML III	(1,401)	-	1,820	-	419
Other income(b)	4,166	199	74,100	(3,437)	75,028

Total revenues	2,539	(167)	75,920	(2,845)	75,447

Expenses:
Interest expense on FRBNY Credit Facility	10,381	-	-	(89)	10,292
Other interest expense(c)	2,496	355	4,652	(3,437)	4,066
Other expenses	1,637	-	73,894	-	75,531

Total expenses	14,514	355	78,546	(3,526)	89,889

Income (loss) from continuing operations before income tax expense (benefit)	(11,975)	(522)	(2,626)	681	(14,442)
Income tax expense (benefit)(d)	(2,798)	(7)	750	-	(2,055)

Income (loss) from continuing operations	(9,177)	(515)	(3,376)	681	(12,387)
Income (loss) from discontinued operations	815	-	1,935	(89)	2,661

Net income (loss)	(8,362)	(515)	(1,441)	592	(9,726)
Less:
Net income (loss) from continuing operations attributable to noncontrolling interests:
Nonvoting, callable, junior and senior preferred interests	-	-	96	44	140
Other	-	-	(1,576)	-	(1,576)

Total income (loss) from continuing operations attributable to noncontrolling interests	-	-	(1,480)	44	(1,436)
Income from discontinued operations attributable to noncontrolling interests	-	-	72	-	72

Total net income (loss) attributable to noncontrolling interests	-	-	(1,408)	44	(1,364)

Net income (loss) attributable to AIG	$(8,362)	$(515)	$(33)	$548	$(8,362)

(a)
Eliminated in consolidation.

(b)
Includes intercompany income of $3.4 billion for 2009 for American International Group, Inc. (As Guarantor).

(c)
Includes intercompany interest expense of $27 million for 2009 for American International Group, Inc. (As Guarantor).

(d)
Income taxes recorded by American International Group, Inc. (As Guarantor) include deferred tax expense attributable to foreign businesses sold and a valuation allowance to reduce the consolidated deferred tax asset to the amount more likely than not to be realized.

CONDENSED CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

(in millions)	American International Group, Inc. (As Guarantor)	SAFG, Inc.	Other Subsidiaries	Reclassifications and Eliminations	Consolidated AIG

Year Ended December 31, 2011
Net income (loss)	$20,622	$1,597	$5,530	$(6,419)	$21,330
Other comprehensive income (loss)	(2,604)	-	(1,809)	1,809	(2,604)

Comprehensive income (loss)	18,018	1,597	3,721	(4,610)	18,726
Total comprehensive income (loss) attributable to noncontrolling interests	(121)	-	73	635	587

Total comprehensive income (loss) attributable to AIG	$18,139	$1,597	$3,648	$(5,245)	$18,139

Year Ended December 31, 2010
Net income (loss)	$10,058	$1,664	$23,647	$(23,084)	$12,285
Other comprehensive income (loss)	2,963	-	11,968	(11,968)	2,963

Comprehensive income (loss)	13,021	1,664	35,615	(35,052)	15,248
Total comprehensive income attributable to noncontrolling interests	181	-	415	1,812	2,408

Comprehensive income (loss) attributable to AIG	$12,840	$1,664	$35,200	$(36,864)	$12,840

Year Ended December 31, 2009
Net income (loss)	$(8,362)	$(515)	$(1,441)	$592	$(9,726)
Other comprehensive income (loss)	21,799	-	8,366	(8,366)	21,799

Comprehensive income (loss)	13,437	(515)	6,925	(7,774)	12,073
Total comprehensive income (loss) attributable to noncontrolling interests	388	-	(1,407)	43	(976)

Comprehensive income (loss) attributable to AIG	$13,049	$(515)	$8,332	$(7,817)	$13,049

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

(in millions)	American International Group, Inc. (As Guarantor)	SAFG, Inc.	Other Subsidiaries and Eliminations	Consolidated AIG

Year Ended December 31, 2011
Net cash (used in) provided by operating activities – continuing operations	$(5,600)	$1,277	$988	$(3,335)
Net cash (used in) provided by operating activities – discontinued operations	-	-	3,370	3,370

Net cash (used in) provided by operating activities	(5,600)	1,277	4,358	35

Cash flows from investing activities:
Sales of investments	2,565	-	82,468	85,033
Sales of divested businesses, net	1,075	-	(488)	587
Purchase of investments	(19)	-	(101,136)	(101,155)
Loans to subsidiaries – net	3,757	-	(3,757)	-
Contributions to subsidiaries – net*	(15,973)	(2)	15,975	-
Net change in restricted cash	1,945	-	25,299	27,244
Net change in short-term investments	(7,130)	-	27,118	19,988
Other, net*	1,543	-	(1,386)	157

Net cash (used in) provided by investing activities – continuing operations	(12,237)	(2)	44,093	31,854
Net cash (used in) provided by investing activities – discontinued operations	-	-	4,478	4,478

Net cash (used in) provided by investing activities	(12,237)	(2)	48,571	36,332

Cash flows from financing activities:
Federal Reserve Bank of New York credit facility repayments	(14,622)	-	-	(14,622)
Issuance of other long-term debt	2,135	117	5,510	7,762
Repayments on other long-term debt	(6,181)	-	(11,629)	(17,810)
Proceeds from drawdown on the Department of the Treasury Commitment*	20,292	-	-	20,292
Issuance of Common Stock	5,055	-	-	5,055
Purchase of Common Stock	(70)	-	-	(70)
Intercompany loans – net	11,519	(1,379)	(10,140)	-
Other, net*	(164)	-	(35,427)	(35,591)

Net cash (used in) provided by financing activities – continuing operations	17,964	(1,262)	(51,686)	(34,984)
Net cash (used in) provided by financing activities – discontinued operations	-	-	(1,942)	(1,942)

Net cash (used in) provided by financing activities	17,964	(1,262)	(53,628)	(36,926)
Effect of exchange rate changes on cash	-	-	29	29

Change in cash	127	13	(670)	(530)
Cash at beginning of period	49	-	1,509	1,558
Change in cash of businesses held for sale	-	-	446	446

Cash at end of period	$176	$13	$1,285	$1,474

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS (Continued)

(in millions)	American International Group, Inc. (As Guarantor)	SAFG, Inc.	Other Subsidiaries and Eliminations	Consolidated AIG

Year Ended December 31, 2010
Net cash (used in) provided by operating activities – continuing operations	$(1,942)	$(141)	$11,786	$9,703
Net cash (used in) provided by operating activities – discontinued operations	-	-	7,207	7,207

Net cash (used in) provided by operating activities	(1,942)	(141)	18,993	16,910

Cash flows from investing activities:
Sales of investments	3,997	-	89,091	93,088
Sales of divested businesses, net	278	-	21,482	21,760
Purchase of investments	(55)	-	(93,056)	(93,111)
Loans to subsidiaries – net	5,703	-	(5,703)	-
Contributions to subsidiaries – net	(2,574)	-	2,574	-
Net change in restricted cash	(183)	-	(26,932)	(27,115)
Net change in short-term investments	(4,291)	-	(942)	(5,233)
Other, net	(300)	-	(32)	(332)

Net cash (used in) provided by investing activities – continuing operations	2,575	-	(13,518)	(10,943)
Net cash (used in) provided by investing activities – discontinued operations	-	-	718	718

Net cash (used in) provided by investing activities	2,575	-	(12,800)	(10,225)

Cash flows from financing activities:
Federal Reserve Bank of New York credit facility borrowings	19,900	-	-	19,900
Federal Reserve Bank of New York credit facility repayments	(19,110)	-	(4,068)	(23,178)
Issuance of other long-term debt	1,996	-	11,050	13,046
Repayments on other long-term debt	(3,681)	(500)	(11,795)	(15,976)
Proceeds from drawdown on the Department of the Treasury Commitment	2,199	-	-	2,199
Intercompany loans – net	(1,777)	639	1,138	-
Other, net	(168)	-	(1,368)	(1,536)

Net cash (used in) provided by financing activities – continuing operations	(641)	139	(5,043)	(5,545)
Net cash (used in) provided by financing activities – discontinued operations	-	-	(3,716)	(3,716)

Net cash (used in) provided by financing activities	(641)	139	(8,759)	(9,261)

Effect of exchange rate changes on cash	-	-	39	39

Change in cash	(8)	(2)	(2,527)	(2,537)
Cash at beginning of period	57	2	4,341	4,400
Change in cash of businesses held for sale	-	-	(305)	(305)

Cash at end of period	$49	$-	$1,509	$1,558

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS (Continued)

(in millions)	American International Group, Inc. (As Guarantor)	SAFG, Inc.	Other Subsidiaries and Eliminations	Consolidated AIG

Year Ended December 31, 2009
Net cash (used in) provided by operating activities – continuing operations	$(1,393)	$(120)	$13,796	$12,283
Net cash (used in) provided by operating activities – discontinued operations	-	-	6,301	6,301

Net cash (used in) provided by operating activities	(1,393)	(120)	20,097	18,584

Cash flows from investing activities:
Sales of investments	1,981	-	86,199	88,180
Sales of divested businesses, net	857	169	4,252	5,278
Purchase of investments	(400)	-	(79,866)	(80,266)
Loans to subsidiaries – net	(5,927)	-	5,927	-
Contributions to subsidiaries – net	(5,683)	(2,350)	8,033	-
Net change in restricted cash	99	-	(349)	(250)
Net change in short-term investments	702	-	(9,723)	(9,021)
Other, net	(254)	-	2,739	2,485

Net cash (used in) provided by investing activities – continuing operations	(8,625)	(2,181)	17,212	6,406
Net cash (used in) provided by investing activities – discontinued operations	-	-	(628)	(628)

Net cash (used in) provided by investing activities	(8,625)	(2,181)	16,584	5,778

Cash flows from financing activities:
Federal Reserve Bank of New York credit facility borrowings	32,526	-	-	32,526
Federal Reserve Bank of New York credit facility repayments	(26,400)	-	(26)	(26,426)
Issuance of other long-term debt	-	-	3,452	3,452
Repayments on other long-term debt	(2,931)	-	(16,520)	(19,451)
Proceeds from drawdown on the Department of the Treasury Commitment	5,344	-	-	5,344
Intercompany loans – net	1,563	1,103	(2,666)	-
Other, net	(130)	1,200	(17,525)	(16,455)

Net cash (used in) provided by financing activities – continuing operations	9,972	2,303	(33,285)	(21,010)
Net cash (used in) provided by financing activities – discontinued operations	-	-	(7,987)	(7,987)

Net cash (used in) provided by financing activities	9,972	2,303	(41,272)	(28,997)

Effect of exchange rate changes on cash	-	-	533	533

Change in cash	(46)	2	(4,058)	(4,102)
Cash at beginning of period	103	-	8,539	8,642
Change in cash of businesses held for sale	-	-	(140)	(140)

Cash at end of period	$57	$2	$4,341	$4,400

*
Includes activities related to the Recapitalization. See Note 17 herein.

SUPPLEMENTARY DISCLOSURE OF CASH FLOW INFORMATION:

	American International Group, Inc. (As Guarantor)	SAFG, Inc.	Other Subsidiaries and Eliminations	Consolidated AIG

Cash (paid) received during the year ended December 31, 2011 for:
Interest:
Third party*	$(6,909)	$(129)	$(1,947)	$(8,985)
Intercompany	(311)	(153)	464	-
Taxes:
Income tax authorities	$13	$-	$(729)	$(716)
Intercompany	(335)	-	335	-

Cash (paid) received during the year ended December 31, 2010 for:
Interest:
Third party	$(2,493)	$(152)	$(2,521)	$(5,166)
Intercompany	(12)	(226)	238	-
Taxes:
Income tax authorities	$(32)	$-	$(970)	$(1,002)
Intercompany	859	-	(859)	-

Cash (paid) received during the year ended December 31, 2009 for:
Interest:
Third party	$(2,595)	$(166)	$(3,016)	$(5,777)
Intercompany	(6)	(186)	192	-
Taxes:
Income tax authorities	$1,140	$-	$(1,366)	$(226)
Intercompany	(1,287)	(21)	1,308	-

*
Includes payment of FRBNY Credit Facility accrued compounded interest of $4.7 billion in the first quarter of 2011.

American International Group, Inc. (As Guarantor) supplementary disclosure of non-cash activities:

Year Ended December 31, (in millions)	2011	2010	2009

Intercompany non-cash financing and investing activities:
Paydown of FRBNY Credit Facility by subsidiary	$-	$4,068	$26
Return of capital and dividend received in the form of bond trading securities	3,668	-	-
Capital contributions to subsidiaries through forgiveness of loans	-	2,510	287
Intercompany loan receivable offset by intercompany payable	18,284	1,364	-
Investment assets received through reduction of intercompany loan receivable	-	468	-
Settlement of payable to subsidiary with return of capital from subsidiary	-	-	15,500
Exchange of intercompany payable with loan payable	-	469	-
Exchange of intercompany receivable with loan receivable	-	-	528
Capital contributions in the form of bonds	-	-	2,698
Other capital contributions – net	523	346	2,834

Schedule I Summary of Investments - Other than Investments in Related Parties	12 Months Ended
Dec. 31, 2011
Schedule I Summary of Investments - Other than Investments in Related Parties
Schedule I Summary of Investments - Other than Investments in Related Parties

Summary of Investments – Other than Investments in Related Parties

Schedule I

At December 31, 2011 (in millions)	Cost*	Fair Value	Amount at which shown in the Balance Sheet

Fixed maturities:
U.S. government and government sponsored entities	$13,165	$13,582	$13,582
Obligations of states, municipalities and political subdivisions	35,274	37,755	37,755
Non-U.S. governments	24,603	25,770	25,770
Public utilities	21,938	24,216	24,216
All other corporate debt securities	113,852	121,418	121,418
Mortgage-backed, asset-backed and collateralized	66,302	65,604	65,604

Total fixed maturity securities	275,134	288,345	288,345

Equity securities and mutual funds:
Common stocks:
Public utilities	4	5	5
Banks, trust and insurance companies	428	1,709	1,709
Industrial, miscellaneous and all other	1,375	1,832	1,832

Total common stocks	1,807	3,546	3,546
Preferred stocks	83	143	143
Mutual funds	55	60	60

Total equity securities and mutual funds	1,945	3,749	3,749

Mortgage and other loans receivable, net of allowance	19,489	20,600	19,489
Other invested assets	39,177	39,586	40,744
Short-term investments, at cost (approximates fair value)	22,572	22,572	22,572
Derivative assets	4,499	4,499	4,499

Total investments			$379,398

*
Original cost of equity securities and fixed maturities is reduced by other-than-temporary impairment charges, and, as to fixed maturity securities, reduced by repayments and adjusted for amortization of premiums or accretion of discounts.

Schedule II Condensed Financial Information of Registrant	12 Months Ended
Dec. 31, 2011
Schedule II Condensed Financial Information of Registrant
Schedule II Condensed Financial Information of Registrant

Condensed Financial Information of Registrant
Balance Sheet – Parent Company Only

Schedule II

December 31, (in millions)	2011	2010

Assets:
Short-term investments	$12,868	$5,602
Other investments	6,599	5,852

Total investments	19,467	11,454
Cash	176	49
Loans to subsidiaries*	39,971	61,630
Due from affiliates – net*	303	380
Current and deferred income taxes	22,438	2,171
Debt issuance costs including prepaid commitment fee asset of $3,628 in 2010	196	3,838
Investments in consolidated subsidiaries*	79,802	88,834
Other assets	1,576	3,515

Total assets	$163,929	$171,871

Liabilities:
Intercompany tax payable*	$9,801	$28,083
Federal Reserve Bank of New York credit facility	-	20,985
Parent company long-term debt	21,584	24,953
MIP notes payable	10,138	11,318
Series AIGFP matched notes and bonds payable	3,560	3,703
Loans and notes payable	624	469
Loans from subsidiaries*	12,316	1
Other liabilities (includes intercompany derivative liabilities of $901 in 2011 and $150 in 2010)	4,368	3,503

Total liabilities	62,391	93,015

AIG shareholders' equity:
Preferred stock	-	71,983
Common stock	4,766	368
Treasury stock	(942)	(873)
Additional paid-in capital	81,787	9,683
Retained earnings (accumulated deficit)	10,774	(9,848)
Accumulated other comprehensive income	5,153	7,543

Total AIG shareholders' equity	101,538	78,856

Total liabilities and equity	$163,929	$171,871

*
Eliminated in consolidation.

See accompanying Notes to Condensed Financial Information of Registrant, which include a summary of revisions to prior year balances in connection with a change in accounting principle.

Condensed Financial Information of Registrant (Continued)
Statement of Income (Loss) – Parent Company Only

Schedule II

Years Ended December 31, (in millions)	2011	2010	2009

Revenues:
Equity in earnings of consolidated subsidiaries*	$6,260	$21,385	$(226)
Interest income	596	3,249	4,126
Change in fair value of ML III	(723)	-	(1,401)
Net realized capital gains (losses)	213	(209)	(54)
Other income	279	6	94
Expenses:
Accrued and compounding interest	(24)	(636)	(2,022)
Amortization of prepaid commitment asset	(48)	(3,471)	(8,359)

Total interest expense on FRBNY Credit Facility	(72)	(4,107)	(10,381)
Other interest expense	(2,845)	(2,279)	(2,496)
Restructuring expense and related asset impairment and other expenses	(36)	(451)	(407)
Net loss on extinguishment of debt	(2,847)	(104)	-
Other expenses	(831)	(1,213)	(1,230)

Income (loss) from continuing operations before income tax expense (benefit)	(6)	16,277	(11,975)
Income tax expense (benefit)	(19,695)	5,402	(2,798)

Net income (loss)	19,689	10,875	(9,177)
Income (loss) from discontinued operations	933	(817)	815

Net income (loss) attributable to AIG Parent Company	$20,622	$10,058	$(8,362)

*
Eliminated in consolidation.

See accompanying Notes to Condensed Financial Information of Registrant, which include a summary of revisions to prior year balances in connection with a change in accounting principle.

Condensed Financial Information of Registrant (Continued)
Statement of Comprehensive Income (Loss) – Parent Company Only

Schedule II

Years Ended December 31, (in millions)	2011	2010	2009

Net income (loss)	$20,622	$10,058	$(8,362)
Other comprehensive income (loss)	(2,604)	2,963	21,799

Comprehensive income (loss)	18,018	13,021	13,437
Total comprehensive income (loss) attributable to noncontrolling interests	(121)	181	388

Total comprehensive income attributable to AIG	$18,139	$12,840	$13,049

See accompanying Notes to Condensed Financial Information of Registrant

Condensed Financial Information of Registrant (Continued)
Statement of Cash Flows – Parent Company Only

Schedule II

Years Ended December 31, (in millions)	2011	2010	2009

Net cash used in operating activities	$(5,600)	$(1,942)	$(1,393)

Cash flows from investing activities:
Sale of investments	2,215	3,201	1,466
Maturities of investments	9	11	-
Sales of divested businesses	1,075	278	857
Purchase of investments	(19)	(55)	(400)
Net change in restricted cash	1,945	(183)	99
Net change in short-term investments	(7,130)	(4,291)	702
Contributions to subsidiaries – net	(15,973)	(2,574)	(5,683)
Payments received on mortgages and other loan receivables	341	785	515
Loans to subsidiaries – net	3,757	5,703	(5,927)
Other, net	1,543	(300)	(254)

Net cash provided by (used in) investing activities	(12,237)	2,575	(8,625)

Cash flows from financing activities:
Federal Reserve Bank of New York credit facility borrowings	-	19,900	32,526
Federal Reserve Bank of New York credit facility repayments	(14,622)	(19,110)	(26,400)
Issuance of other long-term debt	2,135	1,996	-
Repayment of other long-term debt	(6,181)	(3,681)	(2,931)
Proceeds from drawdown on the Department of the Treasury Commitment	20,292	2,199	5,344
Issuance of Common Stock	5,055	-	-
Loans from subsidiaries – net	11,519	(1,777)	1,563
Purchase of Common Stock	(70)	-	-
Other, net	(164)	(168)	(130)

Net cash provided by (used in) financing activities	17,964	(641)	9,972

Change in cash	127	(8)	(46)
Cash at beginning of year	49	57	103

Cash at end of year	$176	$49	$57

Supplementary disclosure of cash flow information:

Years Ended December 31, (in millions)	2011	2010	2009

Intercompany non-cash financing and investing activities:
Capital contributions in the form of bonds	$-	$-	$2,698
Capital contributions to subsidiaries through forgiveness of loans	-	2,510	287
Other capital contributions – net	523	346	2,834
Paydown of FRBNY Credit Facility by subsidiary	-	4,068	26
Investment assets received through reduction of intercompany loan receivable	-	468	-
Exchange of intercompany payable with loan payable	-	469	-
Settlement of payable to subsidiary with return of capital from subsidiary	-	-	15,500
Exchange of intercompany receivable with loan receivable	-	-	528
Intercompany loan receivable offset by intercompany payable	18,284	1,364	-
Return of capital and dividend received in the form of bond trading securities	3,668	-	-

See Accompanying Notes to Condensed Financial Information of Registrant.

Notes to Condensed Financial Information of Registrant

    American International Group, Inc.'s (the Registrant) investments in consolidated subsidiaries are stated at cost plus equity in undistributed income of consolidated subsidiaries. The accompanying condensed financial statements of the Registrant should be read in conjunction with the consolidated financial statements and notes thereto of American International Group, Inc. and subsidiaries included in this Current Report on Form 8-K filed with the Securities and Exchange Commission.

    On January 1, 2012, the Registrant retrospectively adopted a standard that changed its subsidiaries' method of accounting for costs associated with acquiring or renewing insurance contracts. The standard clarifies how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as deferred policy acquisition costs. Accordingly, the Registrant revised its financial information and accompanying notes included herein.

The following tables present the Condensed Balance Sheet as of December 31, 2011 and 2010 and the Condensed Statement of Income (Loss) for the years ended December 31, 2011, 2010 and 2009, showing the amounts previously reported, the effect of the change due to the adoption of the standard and the adjusted amounts that are reflected in the Registrant's condensed financial information:

December 31, 2011 (in millions)	As Previously Reported	Effect of Change	As Currently Reported

Assets:
Investments in consolidated subsidiaries	$83,215	$(3,413)	$79,802

Total assets	167,342	(3,413)	163,929

AIG shareholders' equity:
Retained earnings	14,332	(3,558)	10,774
Accumulated other comprehensive income	5,008	145	5,153

Total AIG shareholders' equity	$104,951	$(3,413)	$101,538

December 31, 2010 (in millions)	As Previously Reported	Effect of Change	As Currently Reported

Assets:
Current and deferred income tax asset	$3,957	$(1,786)	$2,171
Investments in consolidated subsidiaries	93,511	(4,677)	88,834

Total assets	178,334	(6,463)	171,871

AIG shareholders' equity:
Accumulated deficit	(3,466)	(6,382)	(9,848)
Accumulated other comprehensive income	7,624	(81)	7,543

Total AIG shareholders' equity	$85,319	$(6,463)	$78,856

Year Ended December 31, 2011 (dollars in millions)	As Previously Reported	Effect of Change	As Currently Reported

Statement of Operations:
Equity in earnings of consolidated subsidiaries	$5,222	$1,038	$6,260

Income (loss) from continuing operations before income tax benefit	(1,044)	1,038	(6)

Income tax benefit	(17,909)	(1,786)	(19,695)

Net income	16,865	2,824	19,689

Net income attributable to AIG Parent Company	$17,798	$2,824	$20,622

Year Ended December 31, 2010 (dollars in millions)	As Previously Reported	Effect of Change	As Currently Reported

Statement of Operations:
Equity in earnings of consolidated subsidiaries	$18,040	$3,345	$21,385

Income from continuing operations before income tax expense	12,932	3,345	16,277

Income tax expense	5,144	258	5,402

Net income	7,788	3,087	10,875

Loss from discontinued operations	(2)	(815)	(817)

Net income attributable to AIG Parent Company	$7,786	$2,272	$10,058

Year Ended December 31, 2009 (dollars in millions)	As Previously Reported	Effect of Change	As Currently Reported

Statement of Operations:
Equity in earnings of consolidated subsidiaries	$(1,477)	$1,251	$(226)

Income (loss) from continuing operations before income tax benefit	(13,226)	1,251	(11,975)

Income tax benefit	(2,277)	(521)	(2,798)

Net income (loss)	(10,949)	1,772	(9,177)

Income from discontinued operations	-	815	815

Net income attributable to AIG Parent Company	$(10,949)	$2,587	$(8,362)

    In June 2011, the FASB issued an accounting standard that requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components, followed consecutively by a second statement that presents total other comprehensive income and its components. This presentation is effective January 1, 2012 and is required to be applied retrospectively. The Registrant adopted this standard on January 1, 2012 and included the Condensed Consolidating Statement of Comprehensive Income (Loss).

    The Registrant includes in its statement of income (loss) dividends from its subsidiaries and equity in undistributed income (loss) of consolidated subsidiaries, which represents the net income (loss) of each of its wholly-owned subsidiaries.

    On December 1, 2009, the Registrant and the Federal Reserve Bank of New York (FRBNY) completed two transactions that reduced the outstanding balance and the maximum amount of credit available under the FRBNY Credit Facility by $25 billion. In connection with one of those transactions, the Registrant assigned $16 billion of its obligation under the FRBNY Credit Agreement to a subsidiary. The Registrant subsequently settled its obligation to the subsidiary with a $15.5 billion non-cash dividend from the subsidiary. The difference was recognized over the remaining term of the FRBNY Credit Agreement as a reduction to interest expense. The remaining difference was derecognized by AIG through earnings due to the repayment in January 2011 of all amounts owed under, and the termination of, the FRBNY Credit Facility.

    Certain prior period amounts have been reclassified to conform to the current period presentation.

    The five-year debt maturity schedule is incorporated by reference from Note 15 to Consolidated Financial Statements.

    The Registrant files a consolidated federal income tax return with certain subsidiaries and acts as an agent for the consolidated tax group when making payments to the Internal Revenue Service. The Registrant and its subsidiaries have adopted, pursuant to a written agreement, a method of allocating consolidated Federal income taxes. Amounts allocated to the subsidiaries under the written agreement are included in Due to Affiliates in the accompanying Condensed Balance Sheets.

    Income taxes in the accompanying Condensed Balance Sheets are comprised of the Registrant's current and deferred tax assets, the consolidated group's current income tax receivable, deferred taxes related to tax attribute carryforwards of AIG's U.S. consolidated income tax group and a valuation allowance to reduce the consolidated deferred tax asset to an amount more likely than not to be realized. See Note 22 to the Consolidated Financial Statements for additional information.

    The consolidated U.S. deferred tax asset for net operating loss, capital loss and tax credit carryforwards and valuation allowance are recorded by the Parent Company, which files the consolidated U.S. Federal income tax return, and are not allocated to its subsidiaries. Generally, as, and if, the consolidated net operating losses and other tax attribute carryforwards are utilized, the intercompany tax balance will be settled with the subsidiaries.

Schedule III Supplementary Insurance Information	12 Months Ended
Dec. 31, 2011
Schedule III Supplementary Insurance Information
Schedule III Supplementary Insurance Information

Supplementary Insurance Information

Schedule III

At December 31, 2011, 2010 and 2009 and for the years then ended

Segment (in millions)	Deferred Policy Acquisition Costs(c)	Liability for Unpaid Claims and Claims Adjustment Expense, Future Policy Benefits(a)	Reserve for Unearned Premiums	Policy and Contract Claims(b)	Premiums and Policy Fees	Net Investment Income	Losses and Loss Expenses Incurred, Benefits(c)	Amortization of Deferred Policy Acquisition Costs(c)	Other Operating Expenses	Net Premiums Written

2011
Chartis	$2,375	$91,686	$23,236	$26	$35,689	$4,348	$27,949	$4,324	$6,546	$34,840
SunAmerica	6,502	30,607	-	880	5,217	9,882	9,110	1,142	2,085	-
Mortgage Guaranty	25	3,104	229	-	792	132	834	21	167	801
Other	35	65	-	5	(3)	393	2	-	(335)	-

	$8,937	$125,462	$23,465	$911	$41,695	$14,755	$37,895	$5,487	$8,463	$35,641

2010
Chartis	$2,099	$90,026	$23,573	$21	$32,521	$4,392	$27,867	$3,894	$6,208	$31,612
SunAmerica	7,258	28,192	-	686	5,230	10,768	8,749	1,086	2,207	-
Mortgage Guaranty	32	3,907	230	-	975	1,941	500	26	245	756
Divested Businesses	-	-	-	-	9,266	3,963	8,719	814	1,821	-
Other	42	294	-	5	37	(130)	39	1	(317)	-

	$9,431	$122,419	$23,803	$712	$48,029	$20,934	$45,874	$5,821	$10,164	$32,368

2009
Chartis	$1,919	$79,617	$20,699	$-	$32,261	$3,292	$25,362	$4,316	$5,310	$30,653
SunAmerica	8,462	27,350	-	1,217	5,327	9,553	9,097	1,287	2,193	-
Mortgage Guaranty	66	5,769	657	-	1,030	1,988	2,869	56	(56)	909
Divested Businesses	17,439	88,678	7	2,074	12,547	5,573	12,644	1,010	2,603	3,283
Other	49	(27)	-	-	74	(1,414)	43	1	(235)	-

	$27,935	$201,387	$21,363	$3,291	$51,239	$18,992	$50,015	$6,670	$9,815	$34,845

(a)
Liability for unpaid claims and claims adjustment expense with respect to the General Insurance operations is net of discounts of $3.18 billion, $3.22 billion and $2.66 billion at December 31, 2011, 2010 and 2009, respectively.

(b)
Reflected in insurance balances payable in the accompanying Consolidated Balance Sheet.

(c)
These amounts have been revised to reflect the adoption of the acquisition cost accounting standard on January 1, 2012. This standard was adopted on a retrospective basis..

Schedule IV Reinsurance	12 Months Ended
Dec. 31, 2011
Schedule IV Reinsurance
Schedule IV Reinsurance

Reinsurance

Schedule IV

At December 31, 2011, 2010 and 2009 and for the years then ended

(in millions)	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percent of Amount Assumed to Net

2011
Long-duration insurance in force	$918,982	$140,156	$643	$779,469		0.1%

Premiums:
Chartis	$41,710	$9,901	$3,031	$34,840		8.7%
SunAmerica	3,085	591	19	2,513		0.8
Mortgage Guaranty	898	97	-	801		-
Divested businesses	15	6	2	11		18.2
Eliminations	-	(5)	(5)	-		-

Total premiums	$45,708	$10,590	$3,047	$38,165		8.0%

2010
Long-duration insurance in force(a)	$891,145	$148,605	$1,220	$743,760		0.2%

Chartis	$38,965	$9,795	$2,442	$31,612		7.7%
SunAmerica	3,119	621	22	2,520		0.9
Mortgage Guaranty	927	169	(2)	756		(0.3)
Divested businesses	9,643	435	27	9,235	(b)	0.3
Eliminations	-	(25)	(25)	-		-

Total premiums	$52,654	$10,995	$2,464	$44,123		5.6%

2009
Long-duration insurance in force(a)	$2,340,019	$339,183	$1,023	$2,001,859		0.1%

Premiums:
Chartis	$38,461	$9,869	$2,061	$30,653		6.7%
SunAmerica	3,421	767	17	2,671		0.6
Mortgage Guaranty	1,082	210	37	909		4.1
Divested businesses	10,562	766	2,717	12,513	(b)	21.7
Eliminations	-	(913)	(913)	-		-

Total premiums	$53,526	$10,699	$3,919	$46,746		8.4%

(a)
Excludes long-duration insurance in force of $399.4 billion and $157.8 billion related to held-for-sale entities at December 31, 2010 and 2009, respectively.

(b)
Includes accident and health premiums of $1.57 billion and $1.73 billion in 2010 and 2009, respectively.

Schedule V Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2011
Schedule V Valuation and Qualifying Accounts
Schedule V Valuation and Qualifying Accounts

Valuation and Qualifying Accounts

Schedule V

For the years ended December 31, 2011, 2010 and 2009

		Additions
(in millions)	Balance, Beginning of year	Charged to Costs and Expenses	Charge Offs	Activity of Discontinued Operations	Reclassified to Assets of Businesses Held for Sale	Divested Businesses	Other Changes(a)	Balance, End of year

2011
Allowance for mortgage and other loans receivable	$878	$4	$(125)	$-	$-	$-	$(17)	$740
Allowance for premiums and insurances balances receivable	515	63	(94)	-	-	-	-	484
Allowance for reinsurance assets	492	(116)	(63)	-	-	-	51	364
Federal and foreign valuation allowance for deferred tax assets(b)	27,548	(18,307)	-	-	-	-	1,806	11,047

2010
Allowance for mortgage and other loans receivable	$2,444	$369	$(354)	$(126)	$(58)	$(1,474)	$77	$878
Allowance for premiums and insurances balances receivable	537	87	(113)	(2)	-	(7)	13	515
Allowance for reinsurance assets	440	3	14	(4)	-	-	39	492
Federal and foreign valuation allowance for deferred tax assets(b)	25,605	1,361	-	1,292	-	-	(710)	27,548

2009
Allowance for mortgage and other loans receivable	$1,680	$1,010	$(564)	$493	$(204)	$-	$29	$2,444
Allowance for premiums and insurances balances receivable	578	109	(74)	3	-	-	(79)	537
Allowance for reinsurance assets	425	(35)	102	-	-	-	(52)	440
Federal and foreign valuation allowance for deferred tax assets(b)	22,947	2,986	-	(221)	-	-	(107)	25,605

(a)
Includes recoveries of amounts previously charged off and reclassifications to/from other accounts.

(b)
These amounts have been revised to reflect the adoption of the acquisition cost accounting standard on January 1, 2012. This standard was adopted on a retrospective basis.

BASIS OF PRESENTATION AND SIGNIFICANT EVENTS (Policies)	12 Months Ended
Dec. 31, 2011
BASIS OF PRESENTATION AND SIGNIFICANT EVENTS
Use of Estimates

    The preparation of financial statements requires the application of accounting policies that often involve a significant degree of judgment. AIG considers the accounting policies that are most dependent on the application of estimates and assumptions to be those relating to items considered by management in the determination of:

  •
  estimates with respect to income taxes, including the recoverability of the deferred tax assets and the predictability of future tax planning strategies and operating profitability of the character necessary for their realization;

  •
  recoverability of assets, including deferred policy acquisition costs (DAC), flight equipment, and reinsurance;

  •
  insurance liabilities, including general insurance unpaid claims and claims adjustment expenses and future policy benefits for life and accident and health contracts;

  •
  estimated gross profits for investment-oriented products;

  •
  impairment charges, including other-than-temporary impairments on financial instruments and goodwill impairments;

  •
  liabilities for legal contingencies; and

  •
  fair value measurements of certain financial assets and liabilities, including credit default swaps (CDS) and AIG's economic interest in Maiden Lane II LLC (ML II) and equity interest in Maiden Lane III LLC (ML III) (together, the Maiden Lane Interests).

    These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, AIG's consolidated financial condition, results of operations and cash flows could be materially affected.

Reclassifications and Segment Changes

    Prior period amounts were reclassified to conform to the current period presentation for the following items.

    Due to changes in the relative composition of AIG's remaining continuing operations as a result of the substantial completion of AIG's asset disposition plan, AIG began presenting separately the following line items on its Consolidated Statement of Operations beginning in 2011:

Current line item:	Previously included in line item:

Policy fees(a)	Premiums and other considerations
Aircraft leasing revenues and Aircraft leasing expenses, respectively	Other income and Other expenses, respectively
Interest credited to policyholder account balances(b)	Policyholder benefits and claims incurred
Amortization of deferred acquisition costs	Policy acquisition and other insurance expenses

(a)
Represents fees recognized from universal life and investment-type products, consisting of policy charges for the cost of insurance, policy administration charges, amortization of unearned revenue reserves and surrender charges.

(b)
Represents interest on account-value-based policyholder deposits, consisting of amounts credited on non-equity-indexed account values, accretion to the host contract for equity indexed products, and net amortization of sales inducements.

    On January 1, 2012, AIG retrospectively adopted an accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. See Note 2(v) herein for discussion of revisions to the consolidated financial statements.

    In order to align financial reporting with the manner in which AIG's chief operating decision makers review the businesses to allocate resources and assess performance, changes were made during 2011 and 2012 to AIG's segment information. See Note 3 herein for additional information on AIG's segment changes.

    Additionally, certain other reclassifications have been made to prior period amounts in the Consolidated Statement of Operations, Consolidated Statement of Cash Flows and Consolidated Balance Sheet to conform to the current period presentation. See Note 4 herein for reclassifications to prior period amounts attributable to discontinued operations.

    On January 1, 2012, AIG adopted an accounting standard that requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components, followed consecutively by a second statement that presents total other comprehensive income and its components. The adoption of this standard resulted in the inclusion of statements of comprehensive income in Note 24 herein. The standard did not have any effect on AIG's consolidated financial condition, results of operations or cash flows.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2011
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue recognition and expenses

    Premiums:    Premiums for short duration contracts are recorded as written on the inception date of the policy. Premiums are earned primarily on a pro rata basis over the term of the related coverage. The reserve for unearned premiums includes the portion of premiums written relating to the unexpired terms of coverage. Reinsurance premiums under a reinsurance contract are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earning pattern of a reinsurance contract may extend up to 24 months, reflecting the inception dates of the underlying policies.

    Reinsurance premiums ceded are expensed over the period the reinsurance coverage is provided in proportion to the risks to which they relate.

    Premiums for long duration insurance products and life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued.

    Policy fees:    Policy fees represent fees recognized from universal life and investment-type products consisting of policy charges for the cost of insurance, policy administration charges, amortization of unearned revenue reserves and surrender charges.

    Net investment income:    Net investment income represents income primarily from the following sources in AIG's insurance operations and AIG Parent:

  •
  Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

  •
  Dividend income from common and preferred stock and distributions from other investments.

  •
  Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

  •
  Earnings from private equity funds and hedge fund investments accounted for under the equity method.

  •
  The difference between the carrying amount of a life settlement contract and the life insurance proceeds of the underlying life insurance policy recorded in income upon the death of the insured.

  •
  Changes in the fair values of AIG's interests in ML II, ML III, AIA and MetLife securities prior to sale.

    Net realized capital gains (losses):    Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

  •
  Sales of fixed maturity securities and equity securities (except trading securities accounted for at fair value), real estate, investments in private equity funds and hedge funds and other types of investments.

  •
  Reductions to the cost basis of fixed maturity securities and equity securities (except trading securities accounted for at fair value) and other invested assets for other-than-temporary impairments.

  •
  Changes in fair value of derivatives except for (1) those instruments at AIG Financial Products Corp. and AIG Trading Group Inc. and their respective subsidiaries (collectively, AIGFP), (2) those instruments that qualify for hedge accounting treatment when the change in the fair value of the hedged item is not reported in Net realized capital gains (losses), and (3) those instruments that are designated as economic hedges of financial instruments for which the fair value option has been elected.

  •
  Exchange gains and losses resulting from foreign currency transactions.

    Aircraft leasing revenue:    Income from flight equipment under operating leases is recognized over the life of the lease as rentals become receivable under the provisions of the lease or, in the case of leases with varying payments, under the straight-line method over the noncancelable term of the lease. In certain cases, leases provide for additional payments contingent on usage. In those cases, rental income is recognized at the time such usage occurs, net of estimated future contractual aircraft maintenance reimbursements. Gains on sales of flight equipment are recognized in Other income when flight equipment is sold and the risk of ownership of the equipment is passed to the new owner.

    Other income:    Other income includes unrealized gains and losses on derivatives, including unrealized market valuation gains and losses associated with AIGFP's super senior credit default swap (CDS) portfolio, as well as income from the Direct Investment book.

    Other income from the operations of the Direct Investment book and AIG's Other Operations category consists of the following:

  •
  Change in fair value relating to financial assets and liabilities for which the fair value option has been elected.

  •
  Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

  •
  Dividend income from common and preferred stock and distributions from other investments.

  •
  Changes in the fair value of trading securities and spot commodities sold but not yet purchased, futures, hybrid financial instruments, securities purchased under agreements to resell, and securities sold under agreements to repurchase for which the fair value option was elected.

  •
  Realized capital gains and losses from the sales of available for sale securities and investments in private equity funds and hedge funds and other investments.

  •
  Income earned on real estate based investments and related losses from property level impairments and financing costs.

  •
  Exchange gains and losses resulting from foreign currency transactions.

  •
  Reductions to the cost basis of securities available for sale for other-than-temporary impairments.

  •
  Earnings from private equity funds and hedge fund investments accounted for under the equity method.

  •
  Gains and losses recognized in earnings on derivatives for the effective portion and their related hedged items.

    Interest credited to policyholder account balances:    Represents interest on account-value-based policyholder deposits consisting of amounts credited on non-equity-indexed account values, accretion to the host contract for equity indexed products, and net amortization of sales inducements.

    Amortization of deferred policy acquisition costs:    Amortization of deferred policy acquisition costs represents amortization of short-duration and long-duration deferred policy acquisition costs:

  •
  Short-duration policies:    Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned, generally 12 months.

  •
  Long-duration policies:    Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts.

    Aircraft leasing expenses:    Aircraft leasing expenses consist of depreciation expense, impairment charges, fair value adjustments and lease-related charges on aircraft as well as selling, general and administrative expenses and other expenses incurred by ILFC.

Policyholder benefits and claims incurred

    Policyholder benefits and claims incurred:    Incurred claims and claims adjustment expenses for short duration insurance contracts consist of the estimated ultimate cost of settling claims incurred within the reporting period, including incurred but not reported claims, plus the changes in estimates of current and prior period losses resulting from the continuous review process, which are charged to income as incurred. Benefits for long duration insurance contracts consist of benefits paid and changes in future policy benefits liabilities. Benefits for universal life and investment-type products primarily consist of interest credited to policy account balances and benefit payments made in excess of policy account balances except for certain contracts for which the fair value option was elected, for which benefits represent the entire change in fair value (including derivative gains and losses on related economic hedges).

Net (gain) loss on sale of properties and divested businesses

    Net (gain) loss on sale of properties and divested businesses:    Includes gains or losses from the sales of businesses that do not qualify as discontinued operations and sales of previously occupied properties.

Held-for-sale and discontinued operations

    (b) Held-for-sale and discontinued operations:    AIG reports a business as held for sale when management has approved or received approval to sell the business and is committed to a formal plan, the business is available for immediate sale, the business is being actively marketed, the sale is anticipated to occur during the ensuing year and certain other specified criteria are met. A business classified as held for sale is recorded at the lower of its carrying amount or estimated fair value less cost to sell. If the carrying amount of the business exceeds its estimated fair value, a loss is recognized. Depreciation is not recorded on assets of a business classified as held for sale. Assets and liabilities related to a business classified as held for sale are segregated in the Consolidated Balance Sheet and major classes are separately disclosed in the notes to the Consolidated Financial Statements commencing in the period in which the business is classified as held for sale.

    AIG reports the results of operations of a business as discontinued operations if the business is classified as held for sale, the operations and cash flows of the business have been or will be eliminated from the ongoing operations of AIG as a result of a disposal transaction and AIG will not have any significant continuing involvement in the operations of the business after the disposal transaction. The results of discontinued operations are reported in Discontinued Operations in the Consolidated Statement of Operations for current and prior periods commencing in the period in which the business meets the criteria of a discontinued operation, and include any gain or loss recognized on closing or adjustment of the carrying amount to fair value less cost to sell.

Investments

    (c) Investments:

    Fixed maturity and equity securities:    Bonds held to maturity are carried at amortized cost when AIG has the ability and positive intent to hold these securities until maturity. When AIG does not have the positive intent to hold bonds until maturity, these securities are classified as available for sale or as trading and are carried at fair value. None of AIG's fixed maturity securities met the criteria for held to maturity classification at December 31, 2011 or 2010.

    Fixed maturity and equity securities classified as available for sale or as trading are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of Accumulated other comprehensive income (loss), net of deferred acquisition costs and deferred income taxes, in Total AIG shareholders' equity. Realized and unrealized gains and losses from fixed maturity and equity securities classified as trading are reflected in Net investment income (for insurance subsidiaries) or Other income (for Direct Investment book). Investments in fixed maturities and equity securities are recorded on a trade-date basis.

    Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain residential mortgage-backed securities (RMBS), certain commercial mortgage-backed securities (CMBS) and certain collateralized debt obligations/asset backed securities (CDO/ABS), (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit-quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit-quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For purchased credit impaired (PCI) securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on a level-yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

    Trading securities include the investment portfolio of the Direct Investment book and the Maiden Lane Interests. Trading securities for the Direct Investment book are held to meet short-term investment objectives and to economically hedge other securities.

    For discussion of AIG's other-than-temporary impairment policy, see Note 7 herein.

    Mortgage and other loans receivable – net:    Mortgage and other loans receivable include commercial mortgages, life insurance policy loans, commercial loans, other loans and notes receivable. Commercial mortgages, commercial loans, and other loans and notes receivable are carried at unpaid principal balances less credit allowances and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

    Direct costs of originating commercial mortgages, commercial loans, and other loans and notes receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to income as an adjustment to earnings using the interest method.

    Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. Interest income on such impaired loans is recognized as cash is received. For a discussion of the allowance for credit losses on mortgages and other loans receivable, see Note 8 herein.

    Mortgage and other loans receivable also include life insurance policy loans, which are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

    Flight equipment primarily under operating leases – net:    Flight equipment is stated at cost (adjusted for any impairment charges), net of accumulated depreciation. Major additions, modifications and interest on deposits during the construction phase are capitalized. Normal maintenance and repairs, airframe and engine overhauls and compliance with return conditions of flight equipment on lease are generally provided by and paid for by the lessee. Under the provisions of most leases for certain airframe and engine overhauls, the lessee is reimbursed for certain costs incurred up to but not exceeding contingent rentals paid to ILFC by the lessee. ILFC recognizes overhaul rentals received as revenue, net of estimated overhaul reimbursements. Any lessor maintenance contribution made by ILFC in conjunction with a lease of a used aircraft and in excess of overhaul rentals received from the lessee, is capitalized as lease incentives and amortized into lease revenue over the life of the lease. Maintenance performed by ILFC in the event of a repossession of an aircraft is capitalized to the extent the costs meet the recognition criteria for an asset. Depreciation of aircraft is generally computed on a straight-line basis over a useful life of 25 years to a residual value of approximately 15 percent of the cost of the asset.

    Aircraft in the fleet are evaluated for impairment annually during the third quarter and whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of assets is measured by comparing the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. These evaluations for impairment are significantly affected by estimates of future net cash flows and other factors that involve uncertainty. There are a number of factors and circumstances that can influence (and increase) the potential for recognizing an impairment loss. A firm commitment to sell aircraft may result in aircraft being reclassified from held for use to held for sale for financial reporting purposes and would require an impairment assessment based on the aircraft's fair value. An increase in the likelihood of a sale transaction being completed could result in a similar impairment assessment if the probability of an aircraft sale becomes high enough to reduce the probability weighted expected undiscounted future cash flows to be realized from the aircraft to an amount that is less than its carrying value. In addition, changes in portfolio strategies, changes in demand for a particular aircraft type and changes in economic and market circumstances, including risk factors affecting the airline industry, can affect the impairment assessment.

    When assets are retired or disposed of, the cost and associated accumulated depreciation are removed from the related accounts and the difference, net of proceeds, is recorded as a gain in Other income.

    Other invested assets:    Other invested assets consist primarily of investments by AIG's insurance operations in hedge funds, private equity funds, other investment partnerships and direct private equity investments. AIG's investments in life settlement contracts and its 33 percent interest in AIA are also included in Other invested assets.

    Hedge funds, private equity funds and other investment partnerships in which AIG's insurance operations hold in the aggregate less than a five percent interest are reported at fair value. The change in fair value is recognized as a component of Accumulated other comprehensive income (loss). With respect to hedge funds, private equity funds and other investment partnerships in which AIG holds in the aggregate a five percent or greater interest or less than a five percent interest but in which AIG has more than a minor influence over the operations of the investee, AIG's carrying value is its share of the net asset value of the funds or the partnerships. The changes in such net asset values, accounted for under the equity method, are recorded in Net investment income. Direct private equity investments entered into for strategic purposes and not solely for capital appreciation or for income generation are also accounted for under the equity method.

    In applying the equity method of accounting, AIG consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of AIG's reporting period. The financial statements of these investees are generally audited annually.

    Life settlement contracts are accounted for under the investment method. Under the investment method, AIG recognizes its initial investment in life settlement contracts at the transaction price plus all initial direct external costs. Continuing costs to keep the policy in force, primarily life insurance premiums, increase the carrying value of the investment. AIG recognizes income on individual life settlement contracts when the insured dies, at an amount equal to the excess of the contract proceeds over the carrying amount of the contract at that time. Contracts are reviewed for indications that the expected future proceeds from the contract would not be sufficient to recover AIG's estimated future carrying amount of the contract, which is the current carrying amount for the contract plus anticipated undiscounted future premiums and other capitalizable future costs. Any such contracts identified are written down to their estimated fair value.

    AIG accounts for its investment in AIA under the fair value option with gains and losses recorded in Net investment income. See Note 7 herein for further information.

    Also included in Other invested assets are real estate held for investment and aircraft asset investments held by non-Aircraft Leasing subsidiaries. See Note 7 herein for further information.

    Short-term investments:    Short-term investments consist of interest-bearing cash equivalents, time deposits, securities purchased under agreements to resell, and investments, such as commercial paper, with original maturities within one year from the date of purchase.

    Securities purchased under agreements to resell (reverse repurchase agreements) generally are accounted for as collateralized lending transactions. These agreements are recorded at their contracted resale amounts plus accrued interest, other than those that are accounted for at fair value. Such agreements entered into by AIGFP are carried at fair value based on market observable interest rates. AIG's policy is to take possession of or obtain a security interest in securities purchased under agreements to resell. The value of reverse repurchase agreements that were accounted for as collateralized lending transactions was $7.0 billion at December 31, 2011. The fair value of securities collateral received by AIG was $6.8 billion at December 31, 2011, of which $122 million was repledged by AIG.

    AIG minimizes the risk that counterparties to transactions might be unable to fulfill their contractual obligations by monitoring customer credit exposure and collateral value and generally requiring additional collateral to be deposited with AIG when necessary.

Cash
(d) Cash: Cash represents cash on hand and non-interest bearing demand deposits.

Premiums and other receivables - net

    (e) Premiums and other receivables – net:    Premiums and other receivables includes premium balances receivable, amounts due from agents and brokers and insureds, trade receivables for Direct Investment book and Global Capital Markets and other receivables. Trade receivables for Global Capital Markets include cash collateral posted to derivative counterparties that are not eligible to be netted against derivative liabilities. The allowance for doubtful accounts on premiums and other receivables was $484 million and $515 million at December 31, 2011 and 2010, respectively.

Reinsurance assets

    (f) Reinsurance assets – net:    In the ordinary course of business, AIG uses both treaty and facultative reinsurance to minimize its net loss exposure to any single catastrophic loss event or to an accumulation of losses from a number of smaller events. AIG determines the portion of the incurred but not reported (IBNR) loss that will be recoverable under its reinsurance contracts by reference to the terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Reinsurance assets include the balances due from reinsurance and insurance companies under the terms of AIG's reinsurance agreements for paid and unpaid losses and loss expenses, ceded unearned premiums and ceded future policy benefits for life and accident and health insurance contracts and benefits paid and unpaid. Amounts related to paid and unpaid losses and benefits and loss expenses with respect to these reinsurance agreements are substantially collateralized. AIG remains liable to the extent that its reinsurers do not meet their obligation under the reinsurance contracts, and as such, AIG regularly evaluates the financial condition of its reinsurers and monitors concentration of credit risk. The allowance for doubtful accounts on reinsurance assets was $365 million and $492 million at December 31, 2011 and 2010, respectively.

Deferred policy acquisition costs

    (g) Deferred policy acquisition costs:    Policy acquisition costs represent those costs that are incremental and directly related to the successful acquisition of new or renewal of insurance contracts.

    AIG defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. AIG partially defers costs, including certain commissions, when it does not believe the entire cost is directly related to the acquisition or renewal of insurance contracts.

    AIG also defers that portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities, including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates. Advertising costs related to the issuance of insurance contracts that meet the direct-advertising criteria are deferred and amortized as part of the deferred policy acquisition costs.

    Short-duration insurance contracts:    Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is anticipated in assessing the recoverability of DAC. AIG assesses the recoverability of its DAC on an annual basis or more frequently if circumstances indicate an impairment may have occurred. This assessment is performed by comparing recorded net unearned premiums and anticipated investment income on in-force business to the sum of expected claims, claims adjustment expenses, unamortized DAC and maintenance costs. If the sum of these costs exceeds the amount of recorded net unearned premiums and anticipated investment income, the excess is recognized as an offset against the asset established for DAC. This offset is referred to as a premium deficiency charge. Increases in expected claims and claims adjustment expenses can have a significant impact on the likelihood and amount of a premium deficiency charge.

    Long-duration insurance contracts:    Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses.

    AIG uses a "reversion to the mean" methodology, which allows AIG to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. A DAC unlocking is performed when management determines that key assumptions (e.g. market return, surrender rates, etc.) should be modified. The DAC asset is recalculated using the new assumptions. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. If estimated gross profits change significantly, DAC is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

    The DAC for investment-oriented products is also adjusted for changes in estimated gross profits that result from changes in the net unrealized gains or losses on fixed maturity and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in DAC amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. For long-duration traditional business, if such reinvestment would not be sufficient to recover DAC and meet policyholder obligations an adjustment to DAC and additional future policy benefits for those products is recorded using current best estimates that incorporate a review of assumptions regarding mortality, morbidity, persistency, maintenance expenses and investment returns. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation (depreciation) of investments that is credited or charged directly to Accumulated other comprehensive income (loss).

    Value of Business Acquired (VOBA) is determined at the time of acquisition and is reported in the Consolidated Balance Sheet with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business similar to that for DAC based on the assumptions at purchase. For universal life, and investment-oriented products, VOBA is amortized in relation to the estimated gross profits to date for each period.

    For contracts accounted for at fair value, policy acquisition costs are expensed as incurred and not deferred or amortized.

    See (v) Recent Accounting Standards — Accounting Standards Retrospectively Adopted herein for changes related to deferred acquisition costs due to the adoption of a new accounting standard that addresses the accounting for costs associated with acquiring or renewing insurance contracts.

Derivative assets and Derivative liabilities, at fair value

    (h) Derivative assets and derivative liabilities, at fair value:    Interest rate, currency, equity and commodity swaps, credit contracts (including AIGFP's super senior credit default swap portfolio), swaptions, options and forward transactions are accounted for as derivatives recorded on a trade-date basis, and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. In certain instances, a contract's transaction price is the best indication of initial fair value. Aggregate asset or liability positions are netted on the Consolidated Balance Sheet only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted by AIG with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received by AIG in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

Other assets

    (i) Other assets:    Other assets consists of, prepaid expenses, including sales inducement assets, deposits, other deferred charges, real estate, other fixed assets, capitalized software costs, goodwill, intangible assets other than goodwill, restricted cash, including net cash proceeds from the AIA initial public offering in 2010 and, at December 31, 2010, net cash proceeds from the ALICO sale held in escrow pending the Closing and a prepaid commitment fee asset related to the FRBNY Credit Agreement. The prepaid commitment fee asset related to the FRBNY Credit Agreement was amortized as interest expense ratably over the five-year term of the agreement, accelerated for actual pay-downs that reduce the total credit available. The remaining unamortized prepaid commitment fee asset of $3.6 billion at December 31, 2010 was derecognized by AIG through earnings upon the closing of the Recapitalization on January 14, 2011.

    AIG offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders (bonus interest) on certain annuity and investment contract products. Sales inducements provided to the contractholder are recognized as part of the liability for policyholders' contract deposits in the Consolidated Balance Sheet. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception, and AIG must demonstrate that such amounts are incremental to amounts AIG credits on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period. The deferred bonus interest and other deferred sales inducement assets totaled $803 million and $915 million at December 31, 2011 and 2010, respectively. The amortization expense associated with these assets is reported within Policyholder benefits and claims incurred and Interest credited to policyholder account balances in the Consolidated Statement of Operations. Such amortization expense totaled $239 million, $146 million and $123 million for the years ended December 31, 2011, 2010 and 2009, respectively.

    All commodities are recorded at the lower of cost or fair value. The exposure to market risk may be reduced through the use of forwards, futures and option contracts. Lower of cost or fair value reductions in commodity positions and unrealized gains and losses in related derivatives are reflected in Other income.

    See Note 12 herein for a discussion of derivatives.

    The cost of buildings and furniture and equipment is depreciated principally on a straight-line basis over their estimated useful lives (maximum of 40 years for buildings and 10 years for furniture and equipment). Expenditures for maintenance and repairs are charged to income as incurred; expenditures for improvements are capitalized and depreciated. AIG periodically assesses the carrying value of its real estate for purposes of determining any asset impairment. Capitalized software costs, which represent costs directly related to obtaining, developing or upgrading internal use software, are capitalized and amortized using the straight-line method over a period generally not exceeding five years. Real estate, fixed assets and other long-lived assets are assessed for impairment when impairment indicators exist. Accumulated depreciation on real estate and other fixed assets was $3.8 billion and $3.6 billion at December 31, 2011 and 2010, respectively.

Goodwill

    (j) Goodwill:    Goodwill is the excess of the cost of an acquired business over the fair value of the identifiable net assets of the acquired business. Goodwill is tested for impairment annually, or more frequently if circumstances indicate an impairment may have occurred. Substantially all of AIG's goodwill is associated with and allocated to its Chartis segment at December 31, 2011.

    The impairment assessment involves a two-step process in which an initial assessment for potential impairment is performed and, if potential impairment is present, the amount of impairment is measured (if any) and recorded. Impairment is tested at the reporting unit level.

    Management initially assesses the potential for impairment by estimating the fair value of each of AIG's reporting units and comparing the estimated fair values with the carrying amounts of those reporting units, including allocated goodwill. The estimate of a reporting unit's fair value may be based on one or a combination of approaches including market-based earnings multiples of the unit's peer companies, discounted expected future cash flows, external appraisals or, in the case of reporting units being considered for sale, third-party indications of fair value, if available. Management considers one or more of these estimates when determining the fair value of a reporting unit to be used in the impairment test.

    If the estimated fair value of a reporting unit exceeds its carrying value, goodwill is not impaired. If the carrying value of a reporting unit exceeds its estimated fair value, goodwill associated with that reporting unit potentially is impaired. The amount of impairment, if any, is measured as the excess of the carrying value of the goodwill over the implied fair value of the goodwill. The implied fair value of the goodwill is measured as the excess of the fair value of the reporting unit over the amounts that would be assigned to the reporting unit's assets and liabilities in a hypothetical business combination. An impairment charge is recognized in earnings to the extent of the excess. Chartis manages its assets on an aggregate basis and does not allocate its assets, other than goodwill, between its operating segments. Therefore, the carrying value of the reporting units was determined by allocating the carrying value of Chartis to those units based upon an internal model.

    During the third quarter of 2011, Chartis finalized its reorganization, operating design and related segment reporting changes. In connection with this reorganization, total goodwill of $1.4 billion was allocated between Commercial Insurance and Consumer Insurance based on their relative fair values as of September 30, 2011. Management tested the allocated goodwill for impairment and determined that the fair values of the Commercial Insurance and Consumer Insurance reporting units exceeded their carrying values at both September 30, 2011 and December 31, 2011 and therefore the goodwill of these reporting units was considered not impaired.

    During 2010, AIG had performed goodwill impairment tests at March 31, June 30 and September 30, in connection with the announced sales of ALICO, AIG Star and AIG Edison and again at December 31, 2010.

    During 2010, AIG determined that the fair value of ALICO was less than its carrying value. Based on the results of the goodwill impairment test, AIG determined that all of the goodwill allocated to ALICO should be impaired and, accordingly, recognized a goodwill impairment charge of $3.3 billion.

    In connection with the announced sale of AIG Star and AIG Edison (the Reporting Unit) in 2010 and management's determination that the Reporting Unit met the held-for-sale criteria, management tested the $1.3 billion of goodwill of the Reporting Unit for impairment. AIG estimated the fair value of the Reporting Unit based on the consideration to be received pursuant to the agreement with Prudential Financial Inc. and determined the fair value to be less than its carrying value. Based on the results of the goodwill impairment test, AIG determined that all of the goodwill allocated to the Reporting Unit should be impaired and, accordingly, recognized a goodwill impairment charge of $1.3 billion in the third quarter of 2010.

    At December 31, 2010, AIG performed its annual goodwill impairment test. Based on the results of the goodwill impairment test, AIG concluded that the remaining goodwill was not impaired.

The following table presents the changes in goodwill by reportable segment:

(in millions)	Chartis	Aircraft Leasing	Other	Total

Balance at December 31, 2009:
Goodwill – gross	$2,480	$-	$7,192	$9,672
Accumulated impairments	(1,196)	-	(2,281)	(3,477)

Net goodwill	1,284	-	4,911	6,195

Increase (decrease) due to:
Acquisition	33	-	-	33
Sales of business units	-	-	(69)	(69)
Other(a)	16	-	(86)	(70)
Goodwill impairment included in discontinued operations	-	-	(4,625)	(4,625)
Dispositions(b)	-	-	(131)	(131)

Balance at December 31, 2010:
Goodwill – gross	$2,529	$-	$2,281	$4,810
Accumulated impairments	(1,196)	-	(2,281)	(3,477)

Net goodwill	$1,333	$-	$-	$1,333

Increase (decrease) due to:
Acquisition	3	15	8	26
Other(a)	14	-	-	14

Balance at December 31, 2011:
Goodwill – gross	$2,546	$15	$2,289	$4,850
Accumulated impairments	(1,196)	-	(2,281)	(3,477)

Net goodwill	$1,350	$15	$8	$1,373

(a)
Includes foreign exchange translation and purchase price adjustments (PPA).

(b)
Reflects the deconsolidation of AIA.

Separate accounts

    (k) Separate accounts:    Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. Each account has specific investment objectives, and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of AIG. The liabilities for these accounts are equal to the account assets.

Liability for unpaid claims and claims adjustment expense

    (l) Liability for unpaid claims and claims adjustment expense:    The liability for unpaid claims and claims adjustment expense represents the accumulation of estimates for unpaid reported losses and includes provisions for IBNR losses. Because the reserves are based on estimates, the ultimate liability may be more or less than such reserves. The methods of determining such estimates and establishing resulting reserves are reviewed and updated periodically. If the estimate of reserves is determined to be inadequate or redundant, the increase or decrease is reflected in income. AIG discounts its loss reserves relating to workers' compensation business written by its U.S. domiciled subsidiaries as permitted by the domiciliary statutory regulatory authorities.

Future policy benefits for life and accident and health insurance contracts and Policyholder contract deposits

    (m) Future policy benefits for life and accident and health insurance contracts and policyholder contract deposits:    The liabilities for future policy benefits and policyholder contract deposits are established using assumptions described in Note 13 herein. Future policy benefits for life and accident and health insurance contracts include provisions for future dividends to participating policyholders, accrued in accordance with all applicable regulatory or contractual provisions. Also included in Future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis because the settled claims are fixed and determinable. Policyholder contract deposits also include AIG's liability for (a) certain guarantee benefits accounted for as embedded derivatives at fair value, (b) annuities issued in a structured settlement arrangement with no life contingency and (c) certain contracts AIG elected to account for at fair value.

    See Note 6 herein for additional fair value information.

Other policyholder funds
(n) Other policyholder funds: Other policyholder funds are reported at cost and include any policyholder funds on deposit that encompass premium deposits and similar items.

Income taxes

    (o) Income taxes:    Deferred tax assets and liabilities are recorded for the effects of temporary differences between the tax basis of an asset or liability and its reported amount in the consolidated financial statements. AIG assesses its ability to realize deferred tax assets considering all available evidence, including the earnings history, the timing, character and amount of future earnings potential, the reversal of taxable temporary differences and prudent and feasible tax planning strategies available to the legal entities when recognizing deferred tax assets. See Note 22 herein for a further discussion of income taxes.

Other liabilities

    (p) Other liabilities:    Other liabilities consist of other funds on deposit, other payables, securities sold under agreements to repurchase and securities and spot commodities sold but not yet purchased. AIG has entered into certain insurance and reinsurance contracts, primarily in its Chartis segment, that do not contain sufficient insurance risk to be accounted for as insurance or reinsurance. Accordingly, the premiums received on such contracts, after deduction for certain related expenses, are recorded as deposits within Other liabilities in the Consolidated Balance Sheet. Net proceeds of these deposits are invested and generate Net investment income. As amounts are paid, consistent with the underlying contracts, the deposit liability is reduced. Also included in Other liabilities are trade payables for the Direct Investment book and AIGFP, which include option premiums received and payables to counterparties that relate to unrealized gains and losses on futures, forwards, and options and balances due to clearing brokers and exchanges. Trade payables for Global Capital Markets include cash collateral received from derivative counterparties that is not contractually nettable against derivative assets.

Securities and spot commodities sold but not yet purchased, at fair value

    Securities and spot commodities sold but not yet purchased represent sales of securities and spot commodities not owned at the time of sale. The obligations arising from such transactions are recorded on a trade-date basis and carried at fair value. Fair values of securities sold but not yet purchased are based on current market prices. Fair values of spot commodities sold but not yet purchased are based on current market prices of reference spot futures contracts traded on exchanges.

    Liabilities arising from securities sold under agreements to repurchase securities (repurchase agreements) (other than those entered into by AIGFP) are generally treated as collateralized borrowing transactions and are recorded at their contracted repurchase amounts plus accrued interest. Agreements to repurchase securities entered into by AIGFP are carried at fair value based on market-observable interest rates. As of December 31, 2011, the fair value of repurchase agreements accounted for as collateralized borrowing transactions was $563 million.

    When AIG does not obtain cash proceeds sufficient to fund substantially all of the cost of purchasing identical replacement securities during the term of the contract (generally less than 90 percent of the security value), AIG accounts for the transaction as a sale of the security and reports the obligation to repurchase the security as a derivative contract that is recognized at fair value through earnings. When securities carried in the available for sale category are sold, AIG records a gain or loss in income. When securities accounted for at fair value are considered sold, no additional gain or loss is recognized.

    The fair value of securities transferred under repurchase agreements accounted for as sales was $2.1 billion and $2.7 billion at December 31, 2011 and December 31, 2010, respectively.

    As of December 31, 2011, the fair value of collateral posted by AIG for repurchase agreements totaled $2.8 billion, of which $2.7 billion could be repledged or resold by the counterparties. The market value of securities to be repurchased is monitored, and additional collateral is posted where appropriate.

    Also included in Other liabilities are obligations under gold leases, which are accounted for as a debt host with an embedded gold derivative which are accounted for under the fair value option.

Other long-term debt

    (q) Other long-term debt:    AIG's funding consists, in part, of medium and long-term debt. Long-term debt is carried at the principal amount borrowed, net of unamortized discounts or premiums. See Note 15 herein for additional information. Long-term debt also includes liabilities connected to trust preferred stock principally related to outstanding securities issued by SunAmerica Financial Group, Inc. (SAFG, Inc.), a wholly owned subsidiary of AIG (formerly AIG Life Holdings, Inc.). Cash distributions on such preferred stock are accounted for as interest expense.

Contingent liabilities

    (r) Contingent liabilities:    Amounts are accrued for the resolution of claims that have either been asserted or are deemed probable of assertion if, in the opinion of management, it is both probable that a liability has been incurred and the amount of the liability can be reasonably estimated. In many cases, it is not possible to determine whether a liability has been incurred or to estimate the ultimate or minimum amount of that liability until years after the contingency arises, in which case, no accrual is made until that time. See Note 16 herein for additional information.

Foreign currency

    (s) Foreign currency:    Financial statement accounts expressed in foreign currencies are translated into U.S. dollars. Functional currency assets and liabilities are translated into U.S. dollars generally using rates of exchange prevailing at the balance sheet date of each respective subsidiary and the related translation adjustments are recorded as a separate component of Accumulated other comprehensive income (loss), net of any related taxes, in Total AIG shareholders' equity. Functional currencies are generally the currencies of the local operating environment. Financial statement accounts expressed in currencies other than the functional currency of a consolidated entity are translated into that entity's functional currency. Income statement accounts expressed in functional currencies are translated using average exchange rates during the period. The adjustments resulting from translation of financial statements of foreign entities operating in highly inflationary economies are recorded in income. Exchange gains and losses resulting from foreign currency transactions are recorded in income.

Noncontrolling interests

    (t) Noncontrolling interests:

    Nonvoting, callable, junior preferred interests held by Department of the Treasury and Nonvoting, callable, junior and senior preferred interests held by the FRBNY:    Represent preferred interests in (i) at December 31, 2011, a wholly-owned SPV initially formed to hold the common stock of AIA and (ii) at December 31, 2010, two wholly-owned SPVs initially formed to hold common stock of AIA and ALICO at December 31, 2010. The preferred interests were measured at fair value on their issuance date. AIG transferred the preferred interests in the SPVs to the FRBNY in consideration for a $25 billion reduction of the FRBNY Credit Facility. The preferred interests initially had a liquidation preference of $25 billion and had a preferred return of five percent per year compounded quarterly through September 22, 2013 and nine percent thereafter. The preferred return is reflected in Income (loss) from continuing operations attributable to noncontrolling interests — Nonvoting, callable, junior and senior preferred interests in the Consolidated Statement of Operations. The difference between the preferred interests' fair value and the initial liquidation preference is being amortized and included in Net income (loss) from continuing operations attributable to noncontrolling interests — Nonvoting, callable, junior and senior preferred interests. These noncontrolling interests, other than the senior preferred interests in the ALICO SPV, which were redeemed in full, were transferred to the Department of the Treasury as part of the January 14, 2011 Recapitalization transactions.

    Other noncontrolling interests:    Includes the equity interests of third-party shareholders in AIG's consolidated subsidiaries and includes the preferred shareholders' equity in outstanding preferred stock of ILFC, a wholly owned subsidiary of AIG. Cash distributions on such preferred stock or equity interests are accounted for as interest expense. This preferred stock consists of 1,000 shares of market auction preferred stock (MAPS) in two series (Series A and B) of 500 shares each. Each of the MAPS shares has a liquidation value of $100,000 per share and is not convertible. The dividend rate, other than the initial rate, for each dividend period for each series is reset approximately every seven weeks (49 days) on the basis of orders placed in an auction, provided such auctions are able to occur. At December 31, 2011, there is no ability to conduct such auctions; therefore, the MAPS certificate of determination dictates that a maximum applicable rate, as defined in the certificate of determination, be paid on the MAPS. At December 31, 2011, the dividend rate for each of the Series A and Series B MAPS was 0.25 percent and 0.88 percent respectively.

Earnings (loss) per share

    (u) Earnings (loss) per share:    Basic earnings or loss per share and diluted loss per share are based on the weighted average number of common shares outstanding, adjusted to reflect all stock dividends and stock splits. Diluted earnings per share is based on those shares used in basic earnings per share plus shares that would have been outstanding assuming issuance of common shares for all dilutive potential common shares outstanding, adjusted to reflect all stock dividends and stock splits.

    See Note 17 herein for additional earnings (loss) per share disclosures.

Future Application of Accounting Standards

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

    In October 2010, the Financial Accounting Standards Board (FASB) issued an accounting standard update that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The standard clarifies how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as deferred policy acquisition costs. AIG adopted the standard retrospectively on January 1, 2012.

    The adoption of the standard resulted in a reduction to beginning of period retained earnings for the earliest period presented and a decrease in the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts. Accordingly, AIG revised its historical financial statements and accompanying notes to the financial statements for the changes in deferred policy acquisition costs and associated changes in acquisition expenses and income taxes for affected entities and segments, including divested entities presented in continuing and discontinued operations.

The following tables present the Consolidated Balance Sheet as of December 31, 2011 and 2010 and the Consolidated Statement of Operations for the years ended December 31, 2011, 2010 and 2009, showing the amounts previously reported, the effect of the change due to the retrospective adoption of the standard, and the adjusted amounts that are reflected in AIG's consolidated financial statements:

December 31, 2011 (in millions)	As Previously Reported	Effect of Change	As Currently Reported

Assets:
Deferred policy acquisition costs	$14,026	$(5,089)	$8,937
Current and deferred income tax asset	16,084	1,718	17,802
Other assets	12,824	(42)	12,782

Total assets	555,773	(3,413)	552,360

Total liabilities	441,444	-	441,444

AIG shareholders' equity:
Retained earnings	14,332	(3,558)	10,774
Accumulated other comprehensive income	5,008	145	5,153

Total AIG shareholders' equity	$104,951	$(3,413)	$101,538

December 31, 2010 (in millions)	As Previously Reported	Effect of Change	As Currently Reported

Assets:
Deferred policy acquisition costs	$14,668	$(5,237)	$9,431
Other assets	44,520	(141)	44,379
Assets held for sale	107,453	(2,492)	104,961

Total assets	683,443	(7,870)	675,573

Liabilities:
Current and deferred income tax liability	2,369	(18)	2,351
Liabilities held for sale	97,312	(1,389)	95,923

Total liabilities	569,770	(1,407)	568,363

AIG shareholders' equity:
Accumulated deficit	(3,466)	(6,382)	(9,848)
Accumulated other comprehensive income	7,624	(81)	7,543

Total AIG shareholders' equity	$85,319	$(6,463)	$78,856

Year Ended December 31, 2011 (dollars in millions, except per share data)	As Previously Reported	Effect of Change	As Currently Reported

Statement of Operations:
Total net realized capital gains (losses)	$521	$20	$541

Benefits, claims and expenses:
Policyholder benefits and claims incurred	33,449	1	33,450
Interest credited to policyholder account balances	4,446	21	4,467
Amortization of deferred acquisition costs	8,019	(2,533)	5,486
Other acquisition and insurance expenses	6,091	2,367	8,458
Net (gain) loss on sale of properties and divested businesses	74	-	74

Total benefits, claims and expenses	65,302	(144)	65,158

Income (loss) from continuing operations before income tax benefit	(1,065)	164	(901)

Income tax benefit(a)	(18,036)	(1,728)	(19,764)

Income (loss) from continuing operations	16,971	1,892	18,863
Income (loss) from discontinued operations, net of income tax(b)	1,535	932	2,467

Net income (loss)	18,506	2,824	21,330

Net income attributable to AIG	$17,798	$2,824	$20,622

Net income attributable to AIG common shareholders	$16,986	$2,824	$19,810

Income (loss) per common share attributable to AIG common shareholders:
Basic:
Income (loss) from continuing operations	$8.60	$1.05	$9.65
Income (loss) from discontinued operations	$0.84	$0.52	$1.36
Diluted:
Income (loss) from continuing operations	$8.60	$1.05	$9.65
Income (loss) from discontinued operations	$0.84	$0.52	$1.36

Other data (from continuing operations):
Adjustment to federal and foreign deferred tax valuation allowance	$(16,561)	$(1,746)	$(18,307)

(a)
Includes an adjustment to the deferred tax valuation allowance of $1.8 billion in the fourth quarter of 2011.

(b)
Represents the effect on the gain on sale of AIG Star and AIG Edison which were sold in first quarter of 2011.

Year Ended December 31, 2010 (dollars in millions, except per share data)	As Previously Reported	Effect of Change	As Currently Reported

Statement of Operations:
Total net realized capital gains (losses)	$(175)	$11	$(164)

Benefits, claims and expenses:
Policyholder benefits and claims incurred	41,394	(2)	41,392
Interest credited to policyholder account balances	4,480	7	4,487
Amortization of deferred acquisition costs	9,134	(3,313)	5,821
Other acquisition and insurance expenses	6,775	3,388	10,163
Net (gain) loss on sale of properties and divested businesses(a)	(17,767)	(1,799)	(19,566)

Total benefits, claims and expenses	59,590	(1,719)	57,871

Income (loss) from continuing operations before income tax benefit	17,936	1,730	19,666

Income tax benefit(b)	5,859	877	6,736

Income (loss) from continuing operations	12,077	853	12,930
Income (loss) from discontinued operations, net of income tax(c)	(2,064)	1,419	(645)

Net income (loss)	10,013	2,272	12,285

Net income attributable to AIG	$7,786	$2,272	$10,058

Net income attributable to AIG common shareholders	$1,583	$463	$2,046

Income per common share attributable to AIG common shareholders:
Basic:
Income (loss) from continuing operations	$14.75	$1.27	$16.02
Income (loss) from discontinued operations	$(3.15)	$2.11	$(1.04)
Diluted:
Income (loss) from continuing operations	$14.75	$1.27	$16.02
Income (loss) from discontinued operations	$(3.15)	$2.11	$(1.04)

Other data (from continuing operations):
Adjustment to federal and foreign deferred tax valuation allowance	$1,486	$(125)	$1,361

(a)
Represents the effect on the gain on sale of AIA ordinary shares, which were sold in the fourth quarter of 2010.

(b)
Includes the tax impact to the AIA gain adjustment of $1.0 billion in the fourth quarter of 2010.

(c)
Includes an adjustment to the after-tax gain on the sale of ALICO of $1.6 billion in the fourth quarter of 2010.

Year Ended December 31, 2009 (dollars in millions, except per share data)	As Previously Reported	Effect of Change	As Currently Reported

Statement of Operations:
Total net realized capital gains (losses)	$(5,210)	$-	$(5,210)

Benefits, claims and expenses:
Policyholder benefits and claims incurred	45,311	3	45,314
Interest credited to policyholder account balances	4,704	(93)	4,611
Amortization of deferred acquisition costs	9,442	(2,772)	6,670
Other acquisition and insurance expenses	6,818	2,997	9,815
Net (gain) loss on sale of properties and divested businesses	1,271	-	1,271

Total benefits, claims and expenses	89,754	135	89,889

Income (loss) from continuing operations before income tax benefit	(14,307)	(135)	(14,442)

Income tax benefit	(1,489)	(566)	(2,055)

Income (loss) from continuing operations	(12,818)	431	(12,387)
Income (loss) from discontinued operations, net of income tax*	505	2,156	2,661

Net income (loss)	(12,313)	2,587	(9,726)

Net income attributable to AIG	$(10,949)	$2,587	$(8,362)

Net income attributable to AIG common shareholders	$(12,244)	$2,587	$(9,657)

Income (loss) per share attributable to AIG common shareholders:
Basic:
Income (loss) from continuing operations	$(93.69)	$3.18	$(90.51)
Income (loss) from discontinued operations	$3.21	$15.93	$19.14
Diluted:
Income (loss) from continuing operations	$(93.69)	$3.18	$(90.51)
Income (loss) from discontinued operations	$3.21	$15.93	$19.14

Other data (from continuing operations):
Adjustment to federal and foreign deferred tax valuation allowance	$3,137	$(151)	$2,986

*
Includes an adjustment to the loss accrual related to the sale of Nan Shan of $2.3 billion.

    Adoption of the standard did not affect the previously reported totals for net cash flows provided by (used in) operating, investing, or financing activities, but did affect the following components of cash flow from operating activities.

Year Ended December 31, 2011 (dollars in millions)	As Previously Reported	Effect of Change	As Currently Reported

Cash flows from operating activities:
Net income	$18,506	$2,824	$21,330
Income from discontinued operations	(1,535)	(932)	(2,467)

Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Noncash revenues, expenses, gains and losses included in income (loss):
Unrealized gains in earnings (net)	(667)	(20)	(687)
Depreciation and other amortization	9,883	(2,511)	7,372
Changes in operating assets and liabilities:
Capitalization of deferred policy acquisition costs	(7,796)	2,367	(5,429)
Current and deferred income taxes – net	(18,752)	(1,728)	(20,480)
Total adjustments	(20,306)	(1,892)	(22,198)

Net cash provided by operating activities	35	-	35

Year Ended December 31, 2010 (dollars in millions)	As Previously Reported	Effect of Change	As Currently Reported

Cash flows from operating activities:
Net income	$10,013	$2,272	$12,285
Income (loss) from discontinued operations	2,064	(1,419)	645

Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Noncash revenues, expenses, gains and losses included in income (loss):
Net (gains) losses on sales of divested businesses	(17,767)	(1,799)	(19,566)
Unrealized gains in earnings (net)	(1,361)	(11)	(1,372)
Depreciation and other amortization	11,320	(3,308)	8,012
Changes in operating assets and liabilities:
Capitalization of deferred policy acquisition costs	(9,321)	3,388	(5,933)
Current and deferred income taxes – net	4,856	877	5,733
Total adjustments	(2,374)	(853)	(3,227)

Net cash provided by operating activities	16,910	-	16,910

Year Ended December 31, 2009 (dollars in millions)	As Previously Reported	Effect of Change	As Currently Reported

Cash flows from operating activities:
Net income (loss)	$(12,313)	$2,587	$(9,726)
Income from discontinued operations	(505)	(2,156)	(2,661)

Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Noncash revenues, expenses, gains and losses included in income (loss):
Unrealized gains in earnings (net)	(4,249)	-	(4,249)
Depreciation and other amortization	12,074	(2,862)	9,212
Changes in operating assets and liabilities:
Capitalization of deferred policy acquisition costs	(8,938)	2,996	(5,942)
Current and deferred income taxes – net	(2,397)	(565)	(2,962)
Total adjustments	25,101	(431)	24,670

Net cash provided by operating activities	18,584	-	18,584

    For short-duration insurance contracts, starting on January 1, 2012, AIG has elected to include anticipated investment income in its determination of whether the deferred policy acquisition costs are recoverable. AIG believes the inclusion of anticipated investment income in the recoverability analysis is a preferable accounting policy, as it includes in the recoverability analysis the fact that there is a timing difference between when the premiums are collected and in turn invested and when the losses and related expenses are paid. This is considered a change in accounting principle that requires retrospective application to all periods presented. Because AIG historically has not recorded any premium deficiency on its short-duration insurance contracts even without the inclusion of anticipated investment income, there were no changes to the historical financial statements for the change in accounting principle.

Reconsideration of Effective Control for Repurchase Agreements

Reconsideration of Effective Control for Repurchase Agreements

    In April 2011, the FASB issued an accounting standard that amends the criteria used to determine effective control for repurchase agreements and other similar arrangements such as securities lending transactions. The standard modifies the criteria for determining when these transactions would be accounted for as secured borrowings (i.e., financings) instead of sales of the securities.

    The standard removes from the assessment of effective control the requirement that the transferor have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default by the transferee. The removal of this requirement makes the level of collateral received by the transferor in a repurchase agreement or similar arrangement irrelevant in determining whether the transaction should be accounted for as a sale. Consequently, more repurchase agreements, securities lending transactions and similar arrangements will be accounted for as secured borrowings.

    The guidance in the standard must be applied prospectively to transactions or modifications of existing transactions that occur on or after January 1, 2012. Early adoption is prohibited. Under this standard, which AIG adopted on January 1, 2012, $2.1 billion in repurchase agreements will continue to be accounted for as sales unless modifications of these transactions occur subsequent to adoption, which would result in an assessment of whether they should be accounted for as secured borrowings under the standard.

Common Fair Value Measurements and Disclosure Requirements in GAAP and IFRS

Common Fair Value Measurements and Disclosure Requirements in GAAP and IFRS

    In May 2011, the FASB issued an accounting standard that amends certain aspects of the fair value measurement guidance in GAAP, primarily to achieve the FASB's objective of a converged definition of fair value and substantially converged measurement and disclosure guidance with International Financial Reporting Standards (IFRS). Consequently, when the standard becomes effective on January 1, 2012, fair value measurement and disclosure requirements under GAAP and IFRS will be consistent, with certain exceptions including the accounting for day one gains and losses, measuring the fair value of alternative investments using net asset value and certain disclosure requirements.

    The standard's fair value guidance applies to all companies that measure assets, liabilities, or instruments classified in shareholders' equity at fair value or provide fair value disclosures for items not recorded at fair value. While many of the amendments are not expected to significantly affect current practice, the guidance clarifies how a principal market is determined, addresses the fair value measurement of financial instruments with offsetting market or counterparty credit risks and the concept of valuation premise (i.e., in-use or in exchange) and highest and best use, extends the prohibition on blockage factors to all three levels of the fair value hierarchy, and requires additional disclosures.

    The standard is effective for AIG for interim and annual periods beginning on January 1, 2012. The new disclosure requirements must be applied prospectively. The standard will not have a material effect on AIG's consolidated financial condition, results of operations or cash flows.

Presentation of Comprehensive Income

Presentation of Comprehensive Income

    In June 2011, the FASB issued an accounting standard that requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components, followed consecutively by a second statement that presents total other comprehensive income and its components. This presentation is effective January 1, 2012 and is required to be applied retrospectively. AIG adopted this standard on January 1, 2012 and included the Condensed Consolidating Statement of Comprehensive Income (Loss) in Note 24 herein.

Accounting Standards Adopted During 2011

Fair Value Measurements and Disclosures

    In January 2010, the FASB issued an accounting standard that requires fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this fair value guidance clarifies the disclosure requirements about the level of disaggregation and valuation techniques and inputs. This guidance became effective for AIG beginning on January 1, 2010, except for the disclosures about purchases, sales, issuances, and settlements within the rollforward of Level 3 activity, which became effective for AIG beginning on January 1, 2011. See Note 6 herein.

Consolidation of Investments in Separate Accounts

    In April 2010, the FASB issued an accounting standard that clarifies that an insurance company should not combine any investments held in separate account interests with its interest in the same investment held in its general account when assessing the investment for consolidation. Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. The standard also provides guidance on how an insurer should consolidate an investment fund when the insurer concludes that consolidation of an investment is required and the insurer's interest is through its general account in addition to any separate accounts. The standard became effective for AIG on January 1, 2011. The adoption of this standard did not have a material effect on AIG's consolidated financial condition, results of operations or cash flows.

A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring

    In April 2011, the FASB issued an accounting standard that amends the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring and requires additional disclosures about a creditor's troubled debt restructuring activities. The standard clarifies the existing guidance on the two criteria used by creditors to determine whether a modification or restructuring is a troubled debt restructuring: (i) whether the creditor has granted a concession and (ii) whether the debtor is experiencing financial difficulties. The standard became effective for AIG for interim and annual periods beginning on July 1, 2011. AIG applied the guidance in the accounting standard retrospectively for all modifications and restructuring activities that had occurred since January 1, 2011. For receivables that were considered impaired under the guidance, AIG was required to measure the impairment of those receivables prospectively in the first period of adoption. In addition, AIG must provide the disclosures about troubled debt restructuring activities in the period of adoption. The adoption of this standard did not have a material effect on AIG's consolidated financial condition, results of operations or cash flows. See Note 8 herein.

Testing Goodwill for Impairment

    In September 2011, the FASB issued an accounting standard that amends the approach to testing goodwill for impairment. The standard simplifies how entities test goodwill for impairment by permitting an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the quantitative, two-step goodwill impairment test. The standard is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted. AIG plans to adopt the standard in conjunction with its goodwill impairment testing performed in 2012. The adoption of the standard is not expected to affect AIG's consolidated financial condition, results of operations or cash flows.

BASIS OF PRESENTATION AND SIGNIFICANT EVENTS (Tables)	12 Months Ended
Dec. 31, 2011
BASIS OF PRESENTATION AND SIGNIFICANT EVENTS
Schedule of new line items in the statement of income

Current line item:	Previously included in line item:

Policy fees(a)	Premiums and other considerations
Aircraft leasing revenues and Aircraft leasing expenses, respectively	Other income and Other expenses, respectively
Interest credited to policyholder account balances(b)	Policyholder benefits and claims incurred
Amortization of deferred acquisition costs	Policy acquisition and other insurance expenses

(a)
Represents fees recognized from universal life and investment-type products, consisting of policy charges for the cost of insurance, policy administration charges, amortization of unearned revenue reserves and surrender charges.

(b)
Represents interest on account-value-based policyholder deposits, consisting of amounts credited on non-equity-indexed account values, accretion to the host contract for equity indexed products, and net amortization of sales inducements.

Schedule of supplementary disclosure of consolidated cash flow information

Years Ended December 31, (in millions)	2011	2010	2009

Cash paid during the period for:
Interest*	$(8,985)	$(5,166)	$(5,777)
Taxes	$(716)	$(1,002)	$(226)
Non-cash financing/investing activities:
Noncontrolling nonvoting callable, junior and senior preferred interests held by Federal Reserve Bank of New York	$-	$-	$25,000
Interest credited to policyholder contract deposits included in financing activities	$4,750	$9,294	$12,615
Long-term debt reduction due to deconsolidations	$-	$-	$775
Exchange of equity units and extinguishment of junior subordinated debentures	$-	$3,657	$-
Exchange of junior subordinated debentures for senior notes	$(2,392)	$-	$-
Senior notes exchanged for junior subordinated debentures	$1,843	$-	$-
Non-cash consideration received from sale of ALICO	$-	$9,041	$-
Debt assumed on consolidation of variable interest entities	$-	$2,591	$-
Debt assumed on acquisition	$299	$164	$-

*
2011 includes payment of FRBNY credit facility accrued compounded interest of $4.7 billion, before the facility was terminated on January 14, 2011 in connection with the Recapitalization.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2011
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Schedule of changes in goodwill by reportable segment

(in millions)	Chartis	Aircraft Leasing	Other	Total

Balance at December 31, 2009:
Goodwill – gross	$2,480	$-	$7,192	$9,672
Accumulated impairments	(1,196)	-	(2,281)	(3,477)

Net goodwill	1,284	-	4,911	6,195

Increase (decrease) due to:
Acquisition	33	-	-	33
Sales of business units	-	-	(69)	(69)
Other(a)	16	-	(86)	(70)
Goodwill impairment included in discontinued operations	-	-	(4,625)	(4,625)
Dispositions(b)	-	-	(131)	(131)

Balance at December 31, 2010:
Goodwill – gross	$2,529	$-	$2,281	$4,810
Accumulated impairments	(1,196)	-	(2,281)	(3,477)

Net goodwill	$1,333	$-	$-	$1,333

Increase (decrease) due to:
Acquisition	3	15	8	26
Other(a)	14	-	-	14

Balance at December 31, 2011:
Goodwill – gross	$2,546	$15	$2,289	$4,850
Accumulated impairments	(1,196)	-	(2,281)	(3,477)

Net goodwill	$1,350	$15	$8	$1,373

(a)
Includes foreign exchange translation and purchase price adjustments (PPA).

(b)
Reflects the deconsolidation of AIA.

New accounting standard for variable interest entities
Statement
Change in accounting principle

	Transition Methods
(in millions)	Fair Value Option	Carrying Value	Total

Assets:
Bond trading securities, at fair value	$1,239	$1,262	$2,501
Mortgage and other loans receivable	-	1,980	1,980
Other invested assets	-	480	480
Other asset accounts	194	150	344
Assets held for sale	4,630	-	4,630

Total Assets	$6,063	$3,872	$9,935

Liabilities:
FRBNY commercial paper funding facility	$1,088	$-	$1,088
Other long-term debt	-	1,533	1,533
Other liability accounts	1	31	32
Liabilities held for sale	4,525	-	4,525

Total Liabilities	$5,614	$1,564	$7,178

Consolidation of VIE -increase or decrease from previously reported amounts
Statement
Change in accounting principle

(in billions)

Assets	$8.2

Liabilities	7.1
Redeemable noncontrolling interest	1.1
Equity:
Accumulated deficit	0.2
Accumulated other comprehensive income	(0.3)
Other noncontrolling interests	0.1

Total liabilities and equity	$8.2

New accounting standard for other-than-temporary impairments
Statement
Change in accounting principle

(in billions)	Accumulated Deficit	Accumulated Other Comprehensive Loss	AIG Shareholders' Equity

Increase (decrease)
Net effect on the increase in amortized cost of available for sale fixed maturity securities	$16.1	$(16.1)	$-
Net effect on related DAC, SIA and other insurance balances	(1.8)	1.8	-
Net effect on deferred income tax assets	(2.5)	5.0	2.5

Net effect on AIG shareholders' equity due to the adoption of the accounting standard for other-than-temporary impairments	$11.8	$(9.3)	$2.5

Net effect on related DAC, SIA and other insurance balances due to the adoption of the accounting standard for deferred acquisition costs	0.2	(0.2)	-

Net increase in AIG shareholders' equity	$12.0	$(9.5)	$2.5

New accounting standard for acquisition costs
Statement
Change in accounting principle

December 31, 2011 (in millions)	As Previously Reported	Effect of Change	As Currently Reported

Assets:
Deferred policy acquisition costs	$14,026	$(5,089)	$8,937
Current and deferred income tax asset	16,084	1,718	17,802
Other assets	12,824	(42)	12,782

Total assets	555,773	(3,413)	552,360

Total liabilities	441,444	-	441,444

AIG shareholders' equity:
Retained earnings	14,332	(3,558)	10,774
Accumulated other comprehensive income	5,008	145	5,153

Total AIG shareholders' equity	$104,951	$(3,413)	$101,538

December 31, 2010 (in millions)	As Previously Reported	Effect of Change	As Currently Reported

Assets:
Deferred policy acquisition costs	$14,668	$(5,237)	$9,431
Other assets	44,520	(141)	44,379
Assets held for sale	107,453	(2,492)	104,961

Total assets	683,443	(7,870)	675,573

Liabilities:
Current and deferred income tax liability	2,369	(18)	2,351
Liabilities held for sale	97,312	(1,389)	95,923

Total liabilities	569,770	(1,407)	568,363

AIG shareholders' equity:
Accumulated deficit	(3,466)	(6,382)	(9,848)
Accumulated other comprehensive income	7,624	(81)	7,543

Total AIG shareholders' equity	$85,319	$(6,463)	$78,856

Year Ended December 31, 2011 (dollars in millions, except per share data)	As Previously Reported	Effect of Change	As Currently Reported

Statement of Operations:
Total net realized capital gains (losses)	$521	$20	$541

Benefits, claims and expenses:
Policyholder benefits and claims incurred	33,449	1	33,450
Interest credited to policyholder account balances	4,446	21	4,467
Amortization of deferred acquisition costs	8,019	(2,533)	5,486
Other acquisition and insurance expenses	6,091	2,367	8,458
Net (gain) loss on sale of properties and divested businesses	74	-	74

Total benefits, claims and expenses	65,302	(144)	65,158

Income (loss) from continuing operations before income tax benefit	(1,065)	164	(901)

Income tax benefit(a)	(18,036)	(1,728)	(19,764)

Income (loss) from continuing operations	16,971	1,892	18,863
Income (loss) from discontinued operations, net of income tax(b)	1,535	932	2,467

Net income (loss)	18,506	2,824	21,330

Net income attributable to AIG	$17,798	$2,824	$20,622

Net income attributable to AIG common shareholders	$16,986	$2,824	$19,810

Income (loss) per common share attributable to AIG common shareholders:
Basic:
Income (loss) from continuing operations	$8.60	$1.05	$9.65
Income (loss) from discontinued operations	$0.84	$0.52	$1.36
Diluted:
Income (loss) from continuing operations	$8.60	$1.05	$9.65
Income (loss) from discontinued operations	$0.84	$0.52	$1.36

Other data (from continuing operations):
Adjustment to federal and foreign deferred tax valuation allowance	$(16,561)	$(1,746)	$(18,307)

(a)
Includes an adjustment to the deferred tax valuation allowance of $1.8 billion in the fourth quarter of 2011.

(b)
Represents the effect on the gain on sale of AIG Star and AIG Edison which were sold in first quarter of 2011.

Year Ended December 31, 2010 (dollars in millions, except per share data)	As Previously Reported	Effect of Change	As Currently Reported

Statement of Operations:
Total net realized capital gains (losses)	$(175)	$11	$(164)

Benefits, claims and expenses:
Policyholder benefits and claims incurred	41,394	(2)	41,392
Interest credited to policyholder account balances	4,480	7	4,487
Amortization of deferred acquisition costs	9,134	(3,313)	5,821
Other acquisition and insurance expenses	6,775	3,388	10,163
Net (gain) loss on sale of properties and divested businesses(a)	(17,767)	(1,799)	(19,566)

Total benefits, claims and expenses	59,590	(1,719)	57,871

Income (loss) from continuing operations before income tax benefit	17,936	1,730	19,666

Income tax benefit(b)	5,859	877	6,736

Income (loss) from continuing operations	12,077	853	12,930
Income (loss) from discontinued operations, net of income tax(c)	(2,064)	1,419	(645)

Net income (loss)	10,013	2,272	12,285

Net income attributable to AIG	$7,786	$2,272	$10,058

Net income attributable to AIG common shareholders	$1,583	$463	$2,046

Income per common share attributable to AIG common shareholders:
Basic:
Income (loss) from continuing operations	$14.75	$1.27	$16.02
Income (loss) from discontinued operations	$(3.15)	$2.11	$(1.04)
Diluted:
Income (loss) from continuing operations	$14.75	$1.27	$16.02
Income (loss) from discontinued operations	$(3.15)	$2.11	$(1.04)

Other data (from continuing operations):
Adjustment to federal and foreign deferred tax valuation allowance	$1,486	$(125)	$1,361

(a)
Represents the effect on the gain on sale of AIA ordinary shares, which were sold in the fourth quarter of 2010.

(b)
Includes the tax impact to the AIA gain adjustment of $1.0 billion in the fourth quarter of 2010.

(c)
Includes an adjustment to the after-tax gain on the sale of ALICO of $1.6 billion in the fourth quarter of 2010.

Year Ended December 31, 2009 (dollars in millions, except per share data)	As Previously Reported	Effect of Change	As Currently Reported

Statement of Operations:
Total net realized capital gains (losses)	$(5,210)	$-	$(5,210)

Benefits, claims and expenses:
Policyholder benefits and claims incurred	45,311	3	45,314
Interest credited to policyholder account balances	4,704	(93)	4,611
Amortization of deferred acquisition costs	9,442	(2,772)	6,670
Other acquisition and insurance expenses	6,818	2,997	9,815
Net (gain) loss on sale of properties and divested businesses	1,271	-	1,271

Total benefits, claims and expenses	89,754	135	89,889

Income (loss) from continuing operations before income tax benefit	(14,307)	(135)	(14,442)

Income tax benefit	(1,489)	(566)	(2,055)

Income (loss) from continuing operations	(12,818)	431	(12,387)
Income (loss) from discontinued operations, net of income tax*	505	2,156	2,661

Net income (loss)	(12,313)	2,587	(9,726)

Net income attributable to AIG	$(10,949)	$2,587	$(8,362)

Net income attributable to AIG common shareholders	$(12,244)	$2,587	$(9,657)

Income (loss) per share attributable to AIG common shareholders:
Basic:
Income (loss) from continuing operations	$(93.69)	$3.18	$(90.51)
Income (loss) from discontinued operations	$3.21	$15.93	$19.14
Diluted:
Income (loss) from continuing operations	$(93.69)	$3.18	$(90.51)
Income (loss) from discontinued operations	$3.21	$15.93	$19.14

Other data (from continuing operations):
Adjustment to federal and foreign deferred tax valuation allowance	$3,137	$(151)	$2,986

*
Includes an adjustment to the loss accrual related to the sale of Nan Shan of $2.3 billion.

    Adoption of the standard did not affect the previously reported totals for net cash flows provided by (used in) operating, investing, or financing activities, but did affect the following components of cash flow from operating activities.

Year Ended December 31, 2011 (dollars in millions)	As Previously Reported	Effect of Change	As Currently Reported

Cash flows from operating activities:
Net income	$18,506	$2,824	$21,330
Income from discontinued operations	(1,535)	(932)	(2,467)

Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Noncash revenues, expenses, gains and losses included in income (loss):
Unrealized gains in earnings (net)	(667)	(20)	(687)
Depreciation and other amortization	9,883	(2,511)	7,372
Changes in operating assets and liabilities:
Capitalization of deferred policy acquisition costs	(7,796)	2,367	(5,429)
Current and deferred income taxes – net	(18,752)	(1,728)	(20,480)
Total adjustments	(20,306)	(1,892)	(22,198)

Net cash provided by operating activities	35	-	35

Year Ended December 31, 2010 (dollars in millions)	As Previously Reported	Effect of Change	As Currently Reported

Cash flows from operating activities:
Net income	$10,013	$2,272	$12,285
Income (loss) from discontinued operations	2,064	(1,419)	645

Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Noncash revenues, expenses, gains and losses included in income (loss):
Net (gains) losses on sales of divested businesses	(17,767)	(1,799)	(19,566)
Unrealized gains in earnings (net)	(1,361)	(11)	(1,372)
Depreciation and other amortization	11,320	(3,308)	8,012
Changes in operating assets and liabilities:
Capitalization of deferred policy acquisition costs	(9,321)	3,388	(5,933)
Current and deferred income taxes – net	4,856	877	5,733
Total adjustments	(2,374)	(853)	(3,227)

Net cash provided by operating activities	16,910	-	16,910

Year Ended December 31, 2009 (dollars in millions)	As Previously Reported	Effect of Change	As Currently Reported

Cash flows from operating activities:
Net income (loss)	$(12,313)	$2,587	$(9,726)
Income from discontinued operations	(505)	(2,156)	(2,661)

Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Noncash revenues, expenses, gains and losses included in income (loss):
Unrealized gains in earnings (net)	(4,249)	-	(4,249)
Depreciation and other amortization	12,074	(2,862)	9,212
Changes in operating assets and liabilities:
Capitalization of deferred policy acquisition costs	(8,938)	2,996	(5,942)
Current and deferred income taxes – net	(2,397)	(565)	(2,962)
Total adjustments	25,101	(431)	24,670

Net cash provided by operating activities	18,584	-	18,584

SEGMENT INFORMATION (Tables)	12 Months Ended
Dec. 31, 2011
Segment results
Schedule of operations by reportable segment

	Reportable Segments
						Consolidation and Eliminations
(in millions)	Chartis	SunAmerica	Aircraft Leasing	Other Operations	Total		Consolidated

2011
Total revenues	$40,722	$15,315	$4,457	$4,079	$64,573	$(316)	$64,257
Other-than-temporary impairment charges(a)	274	977	-	29	1,280	-	1,280
Net (gain) loss on sale of properties and divested businesses	-	-	-	74	74	-	74
Interest expense(b)	7	-	1,427	2,490	3,924	(53)	3,871
Depreciation and amortization	4,700	691	1,948	33	7,372	-	7,372
Pre-tax income (loss) from continuing operations	1,820	2,956	(1,005)	(4,703)	(932)	31	(901)
Capital expenditures	234	75	604	655	1,568	-	1,568
Year-end identifiable assets	176,894	267,500	39,038	185,989	669,421	(117,061)	552,360

2010
Total revenues	$37,207	$14,747	$4,718	$21,405	$78,077	$(540)	$77,537
Other-than-temporary impairment charges(a)	577	1,958	-	504	3,039	-	3,039
Net (gain) loss on sale of properties and divested businesses	(669)	-	-	(18,897)	(19,566)	-	(19,566)
Interest expense(b)	1	-	1,397	6,881	8,279	(298)	7,981
Depreciation and amortization	4,422	622	2,035	933	8,012	-	8,012
Pre-tax income (loss) from continuing operations	(93)	2,701	(729)	17,611	19,490	176	19,666
Capital expenditures	213	57	266	620	1,156	-	1,156
Year-end identifiable assets	169,635	258,659	43,158	312,697	784,149	(108,576)	675,573

2009
Total revenues	$35,023	$11,366	$4,992	$25,264	$76,645	$(1,198)	$75,447
Other-than-temporary impairment charges(a)	903	3,821	-	1,972	6,696	-	6,696
Net (gain) loss on sale of properties and divested businesses	-	-	-	1,271	1,271	-	1,271
Interest expense(b)	-	-	1,222	13,305	14,527	(169)	14,358
Depreciation and amortization	4,694	784	2,022	1,712	9,212	-	9,212
Pre-tax income (loss) from continuing operations	35	(1,121)	1,385	(14,257)	(13,958)	(484)	(14,442)
Capital expenditures	191	52	2,587	875	3,705	-	3,705
Year-end identifiable assets	151,685	243,042	45,992	489,631	930,350	(92,004)	838,346

(a)
Included in Total revenues presented above.

(b)
Interest expense for Other operations in 2010 and 2009 includes amortization of prepaid commitment fee asset of $3.5 billion and $8.4 billion, respectively.

Schedule of entity's operations and long-lived assets by major geographic area

	Geographic Area
(in millions)	United States	Asia	Other Foreign	Consolidated

2011
Total revenues(a)	$40,234	$8,119	$15,904	$64,257
Real estate and other fixed assets, net of accumulated depreciation	1,330	591	386	2,307
Flight equipment primarily under operating leases, net of accumulated depreciation(b)	35,539	-	-	35,539

2010
Total revenues(a)	$40,993	$20,411	$16,133	$77,537
Real estate and other fixed assets, net of accumulated depreciation	1,896	557	392	2,845
Flight equipment primarily under operating leases, net of accumulated depreciation(b)	38,510	-	-	38,510

2009
Total revenues(a)	$34,986	$23,183	$17,278	$75,447
Real estate and other fixed assets, net of accumulated depreciation	2,328	1,189	625	4,142
Flight equipment primarily under operating leases, net of accumulated depreciation(b)	44,091	-	-	44,091

(a)
Revenues are generally reported according to the geographic location of the reporting unit.

(b)
ILFC derives more than 94 percent of its lease revenue from non-U.S. carriers.

Chartis
Segment results
Schedule of operations by reportable segment

(in millions)	Commercial Insurance	Consumer Insurance	Other	Total Chartis

2011
Total revenues	$25,113	$14,109	$1,500	$40,722
Claims and claims adjustment expenses incurred	18,850	8,900	199	27,949
Underwriting expenses	5,349	5,253	268	10,870
Pre-tax income (loss) from continuing operations	914	(44)	950	1,820

2010
Total revenues	$24,500	$11,580	$1,127	$37,207
Net (gain) loss on sale of properties and divested businesses	-	-	(669)	(669)
Claims and claims adjustment expenses incurred	18,942	6,745	2,180	27,867
Underwriting expenses	5,261	4,650	191	10,102
Pre-tax income (loss) from continuing operations	297	185	(575)	(93)

2009
Total revenues	$26,633	$9,762	$(1,372)	$35,023
Claims and claims adjustment expenses incurred	18,851	5,384	1,127	25,362
Underwriting expenses	5,251	4,226	149	9,626
Pre-tax income (loss) from continuing operations	2,531	152	(2,648)	35

SunAmerica
Segment results
Schedule of operations by reportable segment

(in millions)	Domestic Life Insurance	Domestic Retirement Services	Total Operating Segments	Consolidation and Eliminations	Total SunAmerica

2011
Total revenues:
Insurance-oriented products	$5,813	$-	$5,813	$-	$5,813
Retirement savings products	2,469	6,006	8,475	-	8,475
Asset management revenues	-	1,027	1,027	-	1,027

Total revenues	8,282	7,033	15,315	-	15,315

Depreciation and amortization	301	390	691	-	691
Pre-tax income from continuing operations	1,387	1,569	2,956	-	2,956
Capital expenditures	42	33	75	-	75
Year-end identifiable assets	109,620	177,377	286,997	(19,497)	267,500

2010
Total revenues:
Insurance-oriented products	$5,992	$-	$5,992	$-	$5,992
Retirement savings products	2,335	6,150	8,485	-	8,485
Asset management revenues	7	263	270	-	270

Total revenues	8,334	6,413	14,747	-	14,747

Depreciation and amortization	433	189	622	-	622
Pre-tax income from continuing operations	1,441	1,260	2,701	-	2,701
Capital expenditures	28	29	57	-	57
Year-end identifiable assets	104,404	174,643	279,047	(20,388)	258,659

2009
Total revenues:
Insurance-oriented products	$5,349	$-	$5,349	$-	$5,349
Retirement savings products	1,993	3,611	5,604	-	5,604
Asset management revenues	17	396	413	-	413

Total revenues	7,359	4,007	11,366	-	11,366

Depreciation and amortization	361	423	784	-	784
Pre-tax income (loss) from continuing operations	616	(1,737)	(1,121)	-	(1,121)
Capital expenditures	17	35	52	-	52
Year-end identifiable assets	99,257	164,214	263,471	(20,429)	243,042

Other Operations
Segment results
Schedule of operations by reportable segment

(in millions)	Mortgage Guaranty	Global Capital Markets	Direct Investment Book	Retained Interests	Corporate & Other	Divested Businesses	Consolidation and Eliminations	Total Other Operations

2011
Total revenues	$944	$266	$1,004	$486	$1,415	$-	$(36)	$4,079
Net (gain) loss on sale of properties and divested businesses	-	-	-	-	74	-	-	74
Interest expense	-	-	367	-	2,143	-	(20)	2,490
Depreciation and amortization	44	-	(218)	-	207	-	-	33
Pre-tax income (loss) from continuing operations	(77)	(7)	622	486	(5,727)	-	-	(4,703)
Capital expenditures	37	-	-	-	618	-	-	655
Year-end identifiable assets	5,393	12,619	31,162	15,086	98,999	-	22,730	185,989

2010
Total revenues	$1,168	$532	$1,499	$1,819	$2,631	$13,811	$(55)	$21,405
Net (gain) loss on sale of properties and divested businesses	-	-	-	-	(18,897)	-	-	(18,897)
Interest expense	-	3	382	-	6,551	4	(59)	6,881
Depreciation and amortization	43	4	(317)	-	342	861	-	933
Pre-tax income (loss) from continuing operations	397	193	1,242	1,819	11,436	2,435	89	17,611
Capital expenditures	10	-	-	-	503	107	-	620
Year-end identifiable assets	6,056	31,038	29,291	23,939	91,155	107,578	23,640	312,697

2009
Total revenues	$1,183	$1,109	$1,950	$419	$3,058	$18,481	$(936)	$25,264
Net (gain) loss on sale of properties and divested businesses	-	-	-	-	1,271	-	-	1,271
Interest expense	-	3	425	-	13,267	19	(409)	13,305
Depreciation and amortization	72	13	(162)	-	615	1,174	-	1,712
Pre-tax income (loss) from continuing operations	(1,686)	603	1,506	419	(16,831)	2,093	(361)	(14,257)
Capital expenditures	5	-	-	-	652	218	-	875
Year-end identifiable assets	7,766	34,047	31,948	4,519	84,657	326,755	(61)	489,631

DIVESTED BUSINESSES, DISCONTINUED OPERATIONS AND HELD-FOR-SALE CLASSIFICATION (Tables)	12 Months Ended
Dec. 31, 2011
DIVESTED BUSINESSES, DISCONTINUED OPERATIONS AND HELD-FOR-SALE CLASSIFICATION
Summary of income (loss) from discontinued operations

Years Ended December 31, (in millions)	2011	2010	2009

Revenues:
Premiums	$5,012	$18,296	$18,325
Net investment income	1,632	6,924	7,851
Net realized capital gains (losses)	844	289	(920)
Other income	5	1,607	2,285

Total revenues	7,493	27,116	27,541

Benefits, claims and expenses*	6,324	29,219	25,975
Interest expense allocation	2	75	89

Income (loss) from discontinued operations	1,167	(2,178)	1,477

Gain (loss) on sales	2,338	5,389	(530)

Income from discontinued operations, before tax expense (benefit)	3,505	3,211	947

Income tax expense (benefit)	1,038	3,856	(1,714)

Income (loss) from discontinued operations, net of income tax	$2,467	$(645)	$2,661

*
In 2010, includes goodwill impairment charges of $3.3 billion related to the sale of ALICO and $1.3 billion related to the sale of AIG Star and AIG Edison. See Note 2(j) – Goodwill herein for further discussion.

Summary of assets and liabilities held for sale

(in millions)	December 31, 2010

Assets:
Fixed maturity securities	$77,905
Equity securities	4,488
Mortgage and other loans receivable, net	5,584
Other invested assets	4,167
Short-term investments	3,670
Deferred policy acquisition costs and Other assets	5,147
Separate account assets	3,745

Assets of businesses held for sale	104,706

Flight equipment*	255

Total assets held for sale	$104,961

Liabilities:
Future policy benefits for life and accident and health insurance contracts	$61,767
Policyholder contract deposits	26,847
Other liabilities	3,039
Other long-term debt	525
Separate account liabilities	3,745

Total liabilities held for sale	$95,923

*
Represents nine aircraft that were under agreements for sale by ILFC at December 31, 2010.

FAIR VALUE MEASUREMENTS (Tables)	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENTS
Impact of change in discount rate or cash flow estimate on fair value of Maiden Lane III Interests

Year Ended December 31, 2011 (in millions)	Maiden Lane III Fair Value Change

Discount Rates:
200 basis point increase	$(585)
200 basis point decrease	668
400 basis point increase	(1,101)
400 basis point decrease	1,433

Estimated Future Cash Flows:
10% increase	658
10% decrease	(664)
20% increase	1,309
20% decrease	(1,338)

Assets and liabilities measured at fair value on a recurring basis

December 31, 2011 (in millions)	Level 1	Level 2	Level 3	Counterparty Netting(a)	Cash Collateral(b)	Total

Assets:
Bonds available for sale:
U.S. government and government sponsored entities	$174	$5,904	$-	$-	$-	$6,078
Obligations of states, municipalities and political subdivisions	-	36,538	960	-	-	37,498
Non-U.S. governments	259	25,467	9	-	-	25,735
Corporate debt	-	142,883	1,935	-	-	144,818
RMBS	-	23,727	10,877	-	-	34,604
CMBS	-	3,991	3,955	-	-	7,946
CDO/ABS	-	3,082	4,220	-	-	7,302

Total bonds available for sale	433	241,592	21,956	-	-	263,981

Bond trading securities:
U.S. government and government sponsored entities	100	7,404	-	-	-	7,504
Obligations of states, municipalities and political subdivisions	-	257	-	-	-	257
Non-U.S. governments	-	35	-	-	-	35
Corporate debt	-	809	7	-	-	816
RMBS	-	1,345	303	-	-	1,648
CMBS	-	1,283	554	-	-	1,837
CDO/ABS	-	3,835	8,432	-	-	12,267

Total bond trading securities	100	14,968	9,296	-	-	24,364

Equity securities available for sale:
Common stock	3,294	70	57	-	-	3,421
Preferred stock	-	44	99	-	-	143
Mutual funds	55	5	-	-	-	60

Total equity securities available for sale	3,349	119	156	-	-	3,624

Equity securities trading	43	82	-	-	-	125
Mortgage and other loans receivable	-	106	1	-	-	107
Other invested assets(c)	12,549	1,709	6,618	-	-	20,876
Derivative assets:
Interest rate contracts	2	7,251	1,033	-	-	8,286
Foreign exchange contracts	-	143	2	-	-	145
Equity contracts	92	133	38	-	-	263
Commodity contracts	-	134	2	-	-	136
Credit contracts	-	-	89	-	-	89
Other contracts	29	462	250	-	-	741
Counterparty netting and cash collateral	-	-	-	(3,660)	(1,501)	(5,161)

Total derivative assets	123	8,123	1,414	(3,660)	(1,501)	4,499

Short-term investments(d)	2,309	3,604	-	-	-	5,913
Separate account assets	48,502	2,886	-	-	-	51,388

Total	$67,408	$273,189	$39,441	$(3,660)	$(1,501)	$374,877

Liabilities:
Policyholder contract deposits	$-	$-	$918	$-	$-	$918
Derivative liabilities:
Interest rate contracts	-	6,661	248	-	-	6,909
Foreign exchange contracts	-	178	-	-	-	178
Equity contracts	-	198	10	-	-	208
Commodity contracts	-	146	-	-	-	146
Credit contracts(e)	-	4	3,362	-	-	3,366
Other contracts	-	155	217	-	-	372
Counterparty netting and cash collateral	-	-	-	(3,660)	(2,786)	(6,446)

Total derivative liabilities	-	7,342	3,837	(3,660)	(2,786)	4,733

Other long-term debt(f)	-	10,258	508	-	-	10,766
Other liabilities(g)	193	714	-	-	-	907

Total	$193	$18,314	$5,263	$(3,660)	$(2,786)	$17,324

December 31, 2010 (in millions)	Level 1	Level 2	Level 3	Counterparty Netting(a)	Cash Collateral(b)	Total

Assets:
Bonds available for sale:
U.S. government and government sponsored entities	$142	$7,208	$-	$-	$-	$7,350
Obligations of states, municipalities and political subdivisions	4	46,007	609	-	-	46,620
Non-U.S. governments	719	16,084	5	-	-	16,808
Corporate debt	8	122,624	2,262	-	-	124,894
RMBS	-	13,441	6,367	-	-	19,808
CMBS	-	2,807	3,604	-	-	6,411
CDO/ABS	-	2,170	4,241	-	-	6,411

Total bonds available for sale	873	210,341	17,088	-	-	228,302

Bond trading securities:
U.S. government and government sponsored entities	339	6,563	-	-	-	6,902
Obligations of states, municipalities and political subdivisions	-	316	-	-	-	316
Non-U.S. governments	-	125	-	-	-	125
Corporate debt	-	912	-	-	-	912
RMBS	-	1,837	91	-	-	1,928
CMBS	-	1,572	506	-	-	2,078
CDO/ABS	-	4,490	9,431	-	-	13,921

Total bond trading securities	339	15,815	10,028	-	-	26,182

Equity securities available for sale:
Common stock	3,577	61	61	-	-	3,699
Preferred stock	-	423	64	-	-	487
Mutual funds	316	79	-	-	-	395

Total equity securities available for sale	3,893	563	125	-	-	4,581

Equity securities trading	6,545	106	1	-	-	6,652
Mortgage and other loans receivable	-	143	-	-	-	143
Other invested assets(c)	12,281	1,661	7,414	-	-	21,356
Derivative assets:
Interest rate contracts	1	13,146	1,057	-	-	14,204
Foreign exchange contracts	14	172	16	-	-	202
Equity contracts	61	233	65	-	-	359
Commodity contracts	-	69	23	-	-	92
Credit contracts	-	2	377	-	-	379
Other contracts	8	923	144	-	-	1,075
Counterparty netting and cash collateral	-	-	-	(6,298)	(4,096)	(10,394)

Total derivative assets	84	14,545	1,682	(6,298)	(4,096)	5,917

Short-term investments(d)	5,401	18,459	-	-	-	23,860
Separate account assets	51,607	2,825	-	-	-	54,432
Other assets	-	14	-	-	-	14

Total	$81,023	$264,472	$36,338	$(6,298)	$(4,096)	$371,439

December 31, 2010 (in millions)	Level 1	Level 2	Level 3	Counterparty Netting(a)	Cash Collateral(b)	Total

Liabilities:
Policyholder contract deposits	$-	$-	$445	$-	$-	$445
Derivative liabilities:
Interest rate contracts	-	9,387	325	-	-	9,712
Foreign exchange contracts	14	324	-	-	-	338
Equity contracts	-	286	43	-	-	329
Commodity contracts	-	68	-	-	-	68
Credit contracts(e)	-	5	4,175	-	-	4,180
Other contracts	-	52	256	-	-	308
Counterparty netting and cash collateral	-	-	-	(6,298)	(2,902)	(9,200)

Total derivative liabilities	14	10,122	4,799	(6,298)	(2,902)	5,735

Other long-term debt(f)	-	11,161	982	-	-	12,143
Other liabilities(g)	391	2,228	-	-	-	2,619

Total	$405	$23,511	$6,226	$(6,298)	$(2,902)	$20,942

(a)
Represents netting of derivative exposures covered by a qualifying master netting agreement.

(b)
Represents cash collateral posted and received. Securities collateral posted for derivative transactions that is reflected in Fixed maturity securities in the Consolidated Balance Sheet, and collateral received, not reflected in the Consolidated Balance Sheet, were $1.8 billion and $100 million, respectively, at December 31, 2011 and $1.4 billion and $109 million, respectively, at December 31, 2010.

(c)
Included in Level 1 are $12.4 billion and $11.1 billion at December 31, 2011 and December 31, 2010, respectively, of AIA shares publicly traded on the Hong Kong Stock Exchange. Approximately 3 percent and 5 percent of the fair value of the assets recorded as Level 3 relates to various private equity, real estate, hedge fund and fund-of-funds investments that are consolidated by AIG at December 31, 2011 and December 31, 2010, respectively. AIG's ownership in these funds represented 57.3 percent, or $0.7 billion, of Level 3 assets at December 31, 2011 and 68.6 percent, or $1.3 billion, of Level 3 assets at December 31, 2010.

(d)
Included in Level 2 is the fair value of $0.1 billion and $1.6 billion at December 31, 2011 and December 31, 2010, respectively, of securities purchased under agreements to resell.

(e)
Included in Level 3 is the fair value derivative liability of $3.2 billion and $3.7 billion at December 31, 2011 and December 31, 2010, respectively, on the AIGFP super senior credit default swap portfolio.

(f)
Includes GIAs, notes, bonds, loans and mortgages payable.

(g)
Included in Level 2 is the fair value of $0.6 billion, $144 million and $6 million at December 31, 2011 of securities sold under agreements to repurchase, securities and spot commodities sold but not yet purchased and trust deposits and deposits due to banks and other depositors, respectively. Included in Level 2 is the fair value of $2.1 billion, $94 million and $15 million at December 31, 2010 of securities sold under agreements to repurchase, securities and spot commodities sold but not yet purchased and trust deposits and deposits due to banks and other depositors, respectively.

Changes in Level 3 recurring fair value measurements

(in millions)	Fair value Beginning of Year(a)	Net Realized and Unrealized Gains (Losses) Included in Income	Accumulated Other Comprehensive Income	Purchases, Sales, Issuances and Settlements, Net	Gross Transfers in	Gross Transfers out	Fair value End of Year	Changes in Unrealized Gains (Losses) Included in Income on Instruments Held at End of Year

December 31, 2011
Assets:
Bonds available for sale:
Obligations of states, municipalities and political subdivisions	$609	$2	$112	$296	$17	$(76)	$960	$-
Non-U.S. governments	5	-	-	5	-	(1)	9	-
Corporate debt	2,262	11	(25)	171	2,480	(2,964)	1,935	-
RMBS	6,367	(50)	288	3,232	1,093	(53)	10,877	-
CMBS	3,604	(100)	239	207	134	(129)	3,955	-
CDO/ABS	4,241	73	142	(432)	852	(656)	4,220	-

Total bonds available for sale	17,088	(64)	756	3,479	4,576	(3,879)	21,956	-

Bond trading securities:
Corporate debt	-	-	-	(11)	18	-	7	1
RMBS	91	(27)	-	239	-	-	303	(28)
CMBS	506	92	-	(95)	292	(241)	554	87
CDO/ABS	9,431	(660)	-	(323)	48	(64)	8,432	(677	)(b)

Total bond trading securities	10,028	(595)	-	(190)	358	(305)	9,296	(617)

Equity securities available for sale:
Common stock	61	28	(4)	(40)	18	(6)	57	-
Preferred stock	64	(1)	32	(1)	5	-	99	-
Mutual funds	-	-	-	(6)	6	-	-	-

Total equity securities available for sale	125	27	28	(47)	29	(6)	156	-

Equity securities trading	1	-	-	(1)	-	-	-	-
Mortgage and other loans receivable	-	-	-	1	-	-	1	-
Other invested assets	7,414	(10)	139	(739)	251	(437)	6,618	2

Total	$34,656	$(642)	$923	$2,503	$5,214	$(4,627)	$38,027	$(615)

Liabilities:
Policyholder contract deposits	$(445)	$(429)	$-	$(44)	$-	$-	$(918)	$508
Derivative liabilities, net:
Interest rate contracts	732	46	-	(2)	30	(21)	785	(90)
Foreign exchange contracts	16	(11)	-	(5)	2	-	2	1
Equity contracts	22	(16)	-	41	(7)	(12)	28	(15)
Commodity contracts	23	1	-	(22)	-	-	2	(1)
Credit contracts	(3,798)	332	-	193	-	-	(3,273)	493
Other contracts	(112)	(14)	(51)	74	(30)	166	33	(98)

Total derivative liabilities, net	(3,117)	338	(51)	279	(5)	133	(2,423)	290

Other long-term debt(c)	(982)	(60)	-	555	(21)	-	(508)	(135)

Total	$(4,544)	$(151)	$(51)	$790	$(26)	$133	$(3,849)	$663

(in millions)	Fair value Beginning of Year(a)	Net Realized and Unrealized Gains (Losses) Included in Income	Accumulated Other Comprehensive Income	Purchases, Sales, Issuances and Settlements, Net	Net Transfers	Activity of Discontinued Operations	Fair value End of Year	Changes in Unrealized Gains (Losses) Included in Income on Instruments Held at End of Year

December 31, 2010
Assets:
Bonds available for sale:
Obligations of states, municipalities and political subdivisions	$613	$(59)	$5	$(121)	$171	$-	$609	$-
Non-U.S. governments	753	-	3	29	(39)	(741)	5	-
Corporate debt	4,791	(44)	122	(322)	(1,813)	(472)	2,262	-
RMBS	6,654	(700)	1,847	(2,497)	1,106	(43)	6,367	-
CMBS	4,939	(801)	2,055	(668)	146	(2,067)	3,604	-
CDO/ABS	4,724	110	605	(667)	(19)	(512)	4,241	-

Total bonds available for sale	22,474	(1,494)	4,637	(4,246)	(448)	(3,835)	17,088	-

Bond trading securities:
U.S. government and government sponsored entities	16	-	-	-	-	(16)	-	-
Non-U.S. governments	56	-	-	(32)	(11)	(13)	-	-
Corporate debt	121	(3)	-	(7)	-	(111)	-	(6)
RMBS	4	(24)	-	(7)	118	-	91	(19)
CMBS	325	50	-	19	210	(98)	506	146
CDO/ABS	6,865	2,876	-	(144)	4	(170)	9,431	1,407 (b)

Total bond trading securities	7,387	2,899	-	(171)	321	(408)	10,028	1,528

Equity securities available for sale:
Common stock	35	(2)	38	4	(5)	(9)	61	-
Preferred stock	54	(5)	6	8	1	-	64	-
Mutual funds	6	-	3	11	(2)	(18)	-	-

Total equity securities available for sale	95	(7)	47	23	(6)	(27)	125	-

Equity securities trading	8	-	-	1	-	(8)	1	-
Other invested assets	6,910	355	149	(1,075)	1,474	(399)	7,414	(516)
Other assets	270	-	-	(270)	-	-	-	-
Separate account assets	1	-	-	-	-	(1)	-	-

Total	$37,145	$1,753	$4,833	$(5,738)	$1,341	$(4,678)	$34,656	$1,012

Liabilities:
Policyholder contract deposits	$(5,214)	$175	$-	$(544)	$-	$5,138	$(445)	$(609)
Derivative liabilities, net:
Interest rate contracts	(1,469)	(20)	-	1,230	991	-	732	(61)
Foreign exchange contracts	29	7	-	(2)	-	(18)	16	9
Equity contracts	74	(27)	-	(44)	20	(1)	22	(4)
Commodity contracts	22	3	-	(2)	-	-	23	3
Credit contracts	(4,545)	880	-	(131)	(2)	-	(3,798)	993
Other contracts	(176)	(61)	-	69	49	7	(112)	(86)

Total derivatives liabilities, net	(6,065)	782	-	1,120	1,058	(12)	(3,117)	854

Other long-term debt(c)	(881)	(237)	-	743	(607)	-	(982)	(275)

Total	$(12,160)	$720	$-	$1,319	$451	$5,126	$(4,544)	$(30)

(a)
Total Level 3 derivative exposures have been netted in these tables for presentation purposes only.

(b)
In 2011, AIG made revisions to the presentation to include income from ML III. The prior periods have been revised to conform to the current period presentation.

(c)
Includes GIAs, notes, bonds, loans and mortgages payable.

Schedule of net realized and unrealized gains and losses related to Level 3 items

(in millions)	Net Investment Income	Net Realized Capital Gains (Losses)	Other Income	Policyholder Benefits and Claims Incurred	Total

December 31, 2011
Bonds available for sale	$638	$(717)	$15	$-	$(64)
Bond trading securities	(634)	4	35	-	(595)
Equity securities available for sale	-	27	-	-	27
Other invested assets	23	(84)	51	-	(10)
Policyholder contract deposits	-	(499)	70	-	(429)
Derivative liabilities, net	2	13	323	-	338
Other long-term debt	-	-	(60)	-	(60)

December 31, 2010
Bonds available for sale	$321	$(1,832)	$17	$-	$(1,494)
Bond trading securities	2,282	39	578	-	2,899
Equity securities available for sale	-	(7)	-	-	(7)
Other invested assets	581	(271)	45	-	355
Policyholder contract deposits	-	419	76	(320)	175
Derivative liabilities, net	-	260	522	-	782
Other long-term debt	-	-	(237)	-	(237)

Gross components of purchases, sales, issuances and settlements, net

(in millions)	Purchases	Sales	Settlements	Purchases, Sales, Issuances and Settlements, Net(a)

December 31, 2011
Assets:
Bonds available for sale:
Obligations of states, municipalities and political subdivisions	$305	$(4)	$(5)	$296
Non-U.S. governments	4	(2)	3	5
Corporate debt	497	(27)	(299)	171
RMBS	4,932	(205)	(1,495)	3,232
CMBS	470	(34)	(229)	207
CDO/ABS	1,067	(1)	(1,498)	(432)

Total bonds available for sale	7,275	(273)	(3,523)	3,479

Bond trading securities:
Corporate debt	-	-	(11)	(11)
RMBS	305	(1)	(65)	239
CMBS	221	(207)	(109)	(95)
CDO/ABS	331	(304)	(350)	(323)

Total bond trading securities	857	(512)	(535)	(190)

Equity securities available for sale:
Common stock	-	(31)	(9)	(40)
Preferred stock	-	-	(1)	(1)
Mutual funds	-	-	(6)	(6)

Total equity securities available for sale	-	(31)	(16)	(47)

Equity securities trading	-	-	(1)	(1)
Mortgage and other loans receivable	-	-	1	1
Other invested assets	718	(296)	(1,161)	(739)

Total assets	$8,850	$(1,112)	$(5,235)	$2,503

Liabilities:
Policyholder contract deposits	$-	$(70)	$26	$(44)
Derivative liabilities, net:
Interest rate contracts	-	-	(2)	(2)
Foreign exchange contracts	-	-	(5)	(5)
Equity contracts	43	-	(2)	41
Commodity contracts	-	-	(22)	(22)
Credit contracts	-	-	193	193
Other contracts	-	-	74	74

Total derivative liabilities, net	43	-	236	279

Other long-term debt(b)	-	-	555	555

Total liabilities	$43	$(70)	$817	$790

(a)
There were no issuances during year ended December 31, 2011.

(b)
Includes GIAs, notes, bonds, loans and mortgages payable.

Investments in Certain Entities Carried at Fair Value Using Net Asset Value per Share

		December 31, 2011		December 31, 2010
(in millions)	Investment Category Includes	Fair Value Using Net Asset Value	Unfunded Commitments	Fair Value Using Net Asset Value	Unfunded Commitments

Investment Category
Private equity funds:
Leveraged buyout	Debt and/or equity investments made as part of a transaction in which assets of mature companies are acquired from the current shareholders, typically with the use of financial leverage	$3,185	$945	$3,137	$1,151
Non-U.S.	Investments that focus primarily on Asian and European based buyouts, expansion capital, special situations, turnarounds, venture capital, mezzanine and distressed opportunities strategies	165	57	172	67
Venture capital	Early-stage, high-potential, growth companies expected to generate a return through an eventual realization event, such as an initial public offering or sale of the company	316	39	325	42
Distressed	Securities of companies that are already in default, under bankruptcy protection, or troubled	182	42	258	67
Other	Real estate, energy, multi-strategy, mezzanine, and industry-focused strategies	252	98	373	147

Total private equity funds		4,100	1,181	4,265	1,474

		December 31, 2011		December 31, 2010
(in millions)	Investment Category Includes	Fair Value Using Net Asset Value	Unfunded Commitments	Fair Value Using Net Asset Value		Unfunded Commitments

Hedge funds:
Event-driven	Securities of companies undergoing material structural changes, including mergers, acquisitions and other reorganizations	774	2	1,310		2
Long-short	Securities that the manager believes are undervalued, with corresponding short positions to hedge market risk	927	-	1,038		-
Relative value	Funds that seek to benefit from market inefficiencies and value discrepancies between related investments	52	-	230		-
Distressed	Securities of companies that are already in default, under bankruptcy protection or troubled	272	10	369		20
Other	Non-U.S. companies, futures and commodities, macro and multi-strategy and industry-focused strategies	748	-	708		-

Total hedge funds		2,773	12	3,655		22

Total		$6,873	$1,193	$7,920	*	$1,496

*
Includes investments of entities classified as held for sale of $415 million at December 31, 2010.

Fair value assets measured on nonrecurring basis and impairment charges

	Assets at Fair Value				Impairment Charges
	Non-Recurring Basis				December 31,
(in millions)	Level 1	Level 2	Level 3	Total	2011	2010	2009

December 31, 2011
Goodwill	$-	$-	$-	$-	$-	$-	$693
Investment real estate	-	-	457	457	18	604	1,198
Other investments	-	-	2,199	2,199	639	323	908
Aircraft*	-	-	1,683	1,683	1,693	1,614	51
Other assets	-	-	4	4	3	5	225

Total	$-	$-	$4,343	$4,343	$2,353	$2,546	$3,075

December 31, 2010
Investment real estate	$-	$-	$1,588	$1,588
Other investments	-	4	2,388	2,392
Aircraft	-	-	4,224	4,224
Other assets	-	-	2	2

Total	$-	$4	$8,202	$8,206

*
Aircraft impairment charges include fair value adjustments on aircraft.

Gains or losses related to the eligible instruments for which AIG elected the fair value option

Years Ended December 31,	Gain (Loss)
(in millions)	2011	2010	2009

Assets:
Mortgage and other loans receivable	$11	$53	$(6)
Bonds and equity securities	1,273	2,060	2,513
Trading – ML II interest	42	513	(25)
Trading – ML III interest	(646)	1,792	419
Securities purchased under agreements to resell	34	1	(8)
Retained interest in AIA	1,289	(638)	-
Short-term investments and other invested assets and Other assets	1	(40)	(32)

Liabilities:
Policyholder contract deposits	-	(320)	(1,121)
Securities sold under agreements to repurchase	(62)	14	(73)
Securities and spot commodities sold but not yet purchased	(4)	(21)	(148)
Other long-term debt(a)	(966)	(1,595)	2,482
Other liabilities	(1)	(1)	(173)

Total gain(b)	$971	$1,818	$3,828

(a)
Includes GIAs, notes, bonds, loans and mortgages payable.

(b)
Excludes discontinued operations. For instruments required to be carried at fair value, AIG recognized gains of $1.3 billion, $4.9 billion and $3.8 billion for the years ended December 31, 2011, 2010 and 2009, respectively, that were primarily due to changes in the fair value of derivatives, trading securities and certain other invested assets for which the fair value option was not elected.

Difference between fair values and aggregate contractual principal amounts, fair value option

	December 31, 2011			December 31, 2010
(in millions)	Fair Value	Outstanding Principal Amount	Difference	Fair Value	Outstanding Principal Amount	Difference

Assets:
Mortgage and other loans receivable	$107	$150	$(43)	$143	$203	$(60)
Liabilities:
Other long-term debt*	$10,766	$8,624	$2,142	$12,143	$10,508	$1,635

*
Includes GIAs, notes, bonds, loans and mortgages payable.

Carrying value and estimated fair value of AIG's financial instruments

	December 31, 2011		December 31, 2010
(in millions)	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Assets:
Mortgage and other loans receivable	$19,382	$20,494	$20,094	$20,285
Other invested assets	4,701	3,390	4,405	3,644
Short-term investments	16,659	16,657	19,878	19,878
Cash	1,474	1,474	1,558	1,558
Liabilities:
Policyholder contract deposits associated with investment-type contracts	106,950	122,125	102,585	112,710
Long-term debt (including FRBNY Credit Facility)	64,487	61,295	94,318	93,745

INVESTMENTS (Tables)	12 Months Ended
Dec. 31, 2011
INVESTMENTS
The amortized cost or cost and fair value of AIG's available for sale securities and other invested assets carried at fair value

(in millions)	Amortized Cost or Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI(a)

December 31, 2011
Bonds available for sale:
U.S. government and government sponsored entities	$5,661	$418	$(1)	$6,078	$-
Obligations of states, municipalities and political subdivisions	35,017	2,554	(73)	37,498	(28)
Non-U.S. governments	24,568	1,269	(102)	25,735	-
Corporate debt	134,974	11,569	(1,725)	144,818	115
Mortgage-backed, asset-backed and collateralized:
RMBS	34,780	1,387	(1,563)	34,604	(716)
CMBS	8,449	470	(973)	7,946	(276)
CDO/ABS	7,321	454	(473)	7,302	49

Total mortgage-backed, asset-backed and collateralized	50,550	2,311	(3,009)	49,852	(943)

Total bonds available for sale(b)	250,770	18,121	(4,910)	263,981	(856)

Equity securities available for sale:
Common stock	1,682	1,839	(100)	3,421	-
Preferred stock	83	60	-	143	-
Mutual funds	55	6	(1)	60	-

Total equity securities available for sale	1,820	1,905	(101)	3,624	-

Other invested assets carried at fair value(c)	5,155	1,611	(269)	6,497	-

Total	$257,745	$21,637	$(5,280)	$274,102	$(856)

December 31, 2010
Bonds available for sale:
U.S. government and government sponsored entities	$7,239	$184	$(73)	$7,350	$-
Obligations of states, municipalities and political subdivisions	45,297	1,725	(402)	46,620	2
Non-U.S. governments	16,142	741	(75)	16,808	(28)
Corporate debt	117,367	8,725	(1,198)	124,894	99
Mortgage-backed, asset-backed and collateralized:
RMBS	20,661	700	(1,553)	19,808	(648)
CMBS	7,320	240	(1,149)	6,411	(218)
CDO/ABS	6,643	402	(634)	6,411	32

Total mortgage-backed, asset-backed and collateralized	34,624	1,342	(3,336)	32,630	(834)

Total bonds available for sale(b)	220,669	12,717	(5,084)	228,302	(761)

Equity securities available for sale:
Common stock	1,820	1,931	(52)	3,699	-
Preferred stock	400	88	(1)	487	-
Mutual funds	351	46	(2)	395	-

Total equity securities available for sale	2,571	2,065	(55)	4,581	-

Other invested assets carried at fair value(c)	5,392	1,256	(60)	6,588	-

Total(d)	$228,632	$16,038	$(5,199)	$239,471	$(761)

(a)
Represents the amount of other-than-temporary impairment losses recognized in Accumulated other comprehensive income. This amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(b)
At December 31, 2011 and 2010, bonds available for sale held by AIG that were below investment grade or not rated totaled $24.2 billion and $18.6 billion, respectively.

(c)
Represents private equity and hedge fund investments carried at fair value for which unrealized gains and losses are required to be recognized in other comprehensive income.

(d)
Excludes $80.5 billion of available for sale securities at fair value from businesses held for sale at December 31, 2010. Net unrealized gain attributable to businesses held for sale totaled $604 million at December 31, 2010. See Note 4 herein.

The fair value and gross unrealized losses on AIG's available for sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

December 31, 2011
Bonds available for sale:
U.S. government and government sponsored entities	$142	$1	$-	$-	$142	$1
Obligations of states, municipalities and political subdivisions	174	1	669	72	843	73
Non-U.S. governments	3,992	67	424	35	4,416	102
Corporate debt	18,099	937	5,907	788	24,006	1,725
RMBS	10,624	714	4,148	849	14,772	1,563
CMBS	1,697	185	1,724	788	3,421	973
CDO/ABS	1,680	50	1,682	423	3,362	473

Total bonds available for sale	36,408	1,955	14,554	2,955	50,962	4,910

Equity securities available for sale:
Common stock	608	100	-	-	608	100
Preferred stock	6	-	-	-	6	-
Mutual funds	2	1	-	-	2	1

Total equity securities available for sale	616	101	-	-	616	101

Total	$37,024	$2,056	$14,554	$2,955	$51,578	$5,011

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

December 31, 2010*
Bonds available for sale:
U.S. government and government sponsored entities	$2,142	$73	$-	$-	$2,142	$73
Obligations of states, municipalities and political subdivisions	9,300	296	646	106	9,946	402
Non-U.S. governments	1,427	34	335	41	1,762	75
Corporate debt	18,246	579	7,343	619	25,589	1,198
RMBS	4,461	105	6,178	1,448	10,639	1,553
CMBS	462	19	3,014	1,130	3,476	1,149
CDO/ABS	996	48	2,603	586	3,599	634

Total bonds available for sale	37,034	1,154	20,119	3,930	57,153	5,084

Equity securities available for sale:
Common stock	576	52	-	-	576	52
Preferred stock	11	1	-	-	11	1
Mutual funds	65	2	-	-	65	2

Total equity securities available for sale	652	55	-	-	652	55

Total	$37,686	$1,209	$20,119	$3,930	$57,805	$5,139

*
Excludes fixed maturity and equity securities of businesses held for sale. See Note 4 herein.

The amortized cost and fair value of fixed maturity securities available for sale by contractual maturity

December 31, 2011	Total Fixed Maturity Available for Sale Securities		Fixed Maturity Securities in a Loss Position
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Due in one year or less	$9,967	$10,101	$1,884	$1,866
Due after one year through five years	58,207	60,179	12,911	12,302
Due after five years through ten years	70,031	74,362	10,928	10,253
Due after ten years	62,015	69,487	5,585	4,986
Mortgage-backed, asset-backed and collateralized	50,550	49,852	24,564	21,555

Total	$250,770	$263,981	$55,872	$50,962

The fair value of AIG's trading securities

	December 31, 2011		December 31, 2010
(in millions)	Fair Value	Percent of Total	Fair Value	Percent of Total

Fixed Maturities:
U.S. government and government sponsored entities	$7,504	31%	$6,902	21%
Non-U.S. governments	35	-	125	-
Corporate debt	816	3	912	3
State, territories and political subdivisions	257	1	316	1
Mortgage-backed, asset-backed and collateralized*:
RMBS	1,648	7	1,928	6
CMBS	1,837	7	2,078	6
CDO/ABS and other collateralized	5,282	22	6,331	19

Total mortgage-backed, asset-backed and collateralized	8,767	36	10,337	31
ML II	1,321	5	1,279	4
ML III	5,664	23	6,311	19

Total fixed maturities	24,364	99	26,182	79
Equity securities:
MetLife	-	-	6,494	20
All other	125	1	158	1

Total equity securities	125	1	6,652	21

Total	$24,489	100%	$32,834	100%

*
Primarily United Kingdom and European structured products.

Components of other invested assets

December 31, (in millions)	2011	2010

Category:
Alternative investments(a)	$18,793	$19,463
Mutual funds	258	1,718
Investment real estate(b)	2,778	3,196
Aircraft asset investments(c)	1,100	1,381
Life settlement contracts	4,006	3,834
Retained interest in AIA	12,367	11,134
All other investments	1,442	1,484

Other invested assets	$40,744	$42,210

(a)
Includes hedge funds, private equity funds, affordable housing partnerships and other investment partnerships.

(b)
Net of accumulated depreciation of $428 million and $536 million in 2011 and 2010, respectively.

(c)
Consist primarily of SunAmerica investments in aircraft equipment held in trusts.

Schedule of information regarding life settlement contracts

	December 31, 2011
(dollars in millions)	Number of Contracts	Carrying Value	Face Value (Death Benefits)

Remaining Life Expectancy of Insureds:
0 - 1 year	6	$2	$4
1 - 2 years	43	20	32
2 - 3 years	108	78	165
3 - 4 years	208	232	528
4 - 5 years	274	232	616
Thereafter	5,262	3,442	16,755

Total	5,901	$4,006	$18,100

The carrying value and ownership percentage of AIA and equity method investments

	2011		2010
(in millions, except percentages)	Carrying Value	Ownership Percentage	Carrying Value	Ownership Percentage

AIA	$12,367	33%	$11,134	33%
All other equity method investments	9,026	Various	9,187	Various

Total	$21,393		$20,321

Investments
Components of net investment income

Years Ended December 31,
(in millions)	2011	2010	2009

Fixed maturity securities, including short-term investments	$11,814	$14,445	$14,535
Change in fair value of ML II	42	513	(25)
Change in fair value of ML III	(646)	1,792	419
Change in fair value of AIA securities	1,289	(638)	-
Change in fair value of MetLife securities prior to their sale	(157)	665	-
Equity securities	92	234	186
Interest on mortgage and other loans	1,065	1,268	1,347
Alternative investments*	1,213	1,602	4
Mutual funds	47	(25)	315
Real estate	107	126	139
Other investments	398	557	306

Total investment income before policyholder income and trading gains	15,264	20,539	17,226
Policyholder investment income and trading gains	-	886	2,305

Total investment income	15,264	21,425	19,531
Investment expenses	509	491	539

Net investment income	$14,755	$20,934	$18,992

*
Includes hedge funds, private equity funds and affordable housing partnerships.

Components of net realized capital gains (losses) and the increase (decrease) in unrealized appreciation

Years Ended December 31, (in millions)	2011	2010	2009

Sales of fixed maturity securities	$1,913	$1,846	$849
Sales of equity securities	164	725	303
Other-than-temporary impairments:
Severity	(51)	(73)	(1,510)
Change in intent	(12)	(441)	(958)
Foreign currency declines	(32)	(63)	(112)
Issuer-specific credit events	(1,165)	(2,457)	(3,979)
Adverse projected cash flows	(20)	(5)	(137)
Provision for loan losses	48	(304)	(614)
Change in fair value of MetLife securities prior to the sale	(191)	315	-
Foreign exchange transactions	(96)	189	(616)
Derivative instruments	297	138	1,724
Other	(314)	(34)	(160)

Net realized capital gains (losses)	$541	$(164)	$(5,210)

Increase in unrealized appreciation of investments:
Fixed maturities	$5,578	$8,677	$29,803
Equity securities	(206)	473	2,352
Other investments	146	156	141

Increase in unrealized appreciation*	$5,518	$9,306	$32,296

*
Excludes net unrealized gains attributable to businesses held for sale of $604 million and $925 million at December 31, 2010 and December 31, 2009, respectively.

The gross realized gains and gross realized losses from sales of AIG's available for sale securities

	Years Ended December 31,
	2011		2010		2009
(in millions)	Gross Realized Gains	Gross Realized Losses	Gross Realized Gains	Gross Realized Losses	Gross Realized Gains	Gross Realized Losses

Fixed maturities	$2,042	$129	$2,138	$292	$1,497	$648
Equity securities	199	35	811	86	516	213

Total	$2,241	$164	$2,949	$378	$2,013	$861

Credit impairments recognized in earnings for available for sale fixed maturity securities held by AIG

(in millions)	Year Ended December 31, 2011	Year Ended December 31, 2010	Nine Months Ended December 31, 2009

Balance, beginning of year	$6,786	$7,803	$-
Increases due to:
Credit losses remaining in accumulated deficit related to the adoption of new other-than-temporary impairment standard	-	-	7,182
Credit impairments on new securities subject to impairment losses	235	627	550
Additional credit impairments on previously impaired securities	735	1,294	1,523
Reductions due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	(529)	(1,039)	(967)
Credit impaired securities for which there is a current intent or anticipated requirement to sell	-	(503)	-
Accretion on securities previously impaired due to credit(b)	(544)	(332)	(221)
Hybrid securities with embedded credit derivatives reclassified to Bond trading securities	(179)	(748)	-
Other(c)	-	(316)	(264)

Balance, end of year	$6,504	$6,786	$7,803

(a)
Includes structured, corporate, municipal and sovereign fixed maturity securities.

(b)
Represents accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities as well as the accretion due to the passage of time.

(c)
Reflects the deconsolidation of AIA and sale of ALICO and AGF in 2010.

Schedule of Purchased Credit Impaired (PCI) Securities, at acquisition date

(in millions)	At Date of Acquisition

Contractually required payments (principal and interest)	$14,518
Cash flows expected to be collected*	11,520
Recorded investment in acquired securities	7,577

*
Represents undiscounted expected cash flows, including both principal and interest.

Schedule of Purchased Credit Impaired (PCI) Securities, at reporting date

(in millions)	December 31, 2011

Outstanding principal balance	$10,119
Amortized cost	7,006
Fair value	6,535

Activity for accretable yield on Purchased Credit Impaired (PCI) Securities

Year Ended December 31, 2011 (in millions)

Balance, beginning of year	$-
Newly purchased PCI securities	3,943
Accretion	(324)
Effect of changes in interest rate indices	(62)
Net reclassification from non-accretable difference, including effects of prepayments	578

Balance, end of year	$4,135

AIA
Investments
Summarized financial information of AIG's equity method investees

Year Ended December 31,
(in millions)	2011

Operating results:
Total revenues	$13,802
Total expenses	(12,436)

Net income	$1,366

At December 31,
(in millions)	2011

Balance sheet:
Total assets	$112,673
Total liabilities	$(90,894)

Other equity method investees
Investments
Summarized financial information of AIG's equity method investees

Years Ended December 31, (in millions)	2011	2010	2009

Operating results:
Total revenues	$12,749	$14,079	$(15,160)
Total expenses	(3,530)	(3,812)	(6,312)

Net income (loss)	$9,219	$10,267	$(21,472)

At December 31, (in millions)	2011	2010

Balance sheet:
Total assets	$95,749	$100,156
Total liabilities	$(22,379)	$(23,343)

LENDING ACTIVITIES (Tables)	12 Months Ended
Dec. 31, 2011
LENDING ACTIVITIES
Composition of Mortgages and other loans receivable

(in millions)	December 31, 2011	December 31, 2010

Commercial mortgages	$13,554	$13,571
Life insurance policy loans	3,049	3,133
Commercial loans, other loans and notes receivable*	3,626	4,411

Total mortgage and other loans receivable	20,229	21,115
Allowance for losses	(740)	(878)

Mortgage and other loans receivable, net	$19,489	$20,237

*
Commercial mortgages primarily represent loans for office, retail and industrial properties, with exposures in California and New York representing the largest geographic concentrations (24 percent and 13 percent, respectively, at December 31, 2011). Over 98 percent and 97 percent of the commercial mortgages were current as to payments of principal and interest at December 31, 2011 and 2010, respectively.

Schedule of credit quality indicators for the commercial mortgage loans

December 31, 2011		Class
	Number of Loans								Percent of Total
(dollars in millions)		Apartments	Offices	Retail	Industrial	Hotel	Others	Total

Credit Quality Indicator:
In good standing	1,032	$1,751	$4,885	$2,287	$1,928	$939	$1,268	$13,058	96%
Restructured(a)	12	49	204	-	4	-	30	287	2
90 days or less delinquent	7	-	20	-	-	-	-	20	-
>90 days delinquent or in process of foreclosure	12	25	85	-	2	-	77	189	2

Total(b)	1,063	$1,825	$5,194	$2,287	$1,934	$939	$1,375	$13,554	100%

Valuation allowance		$24	$132	$23	$71	$12	$43	$305	2%

(a)
Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.

(b)
Does not reflect valuation allowances.

Schedule of changes in the allowance for losses on Mortgage and other loans receivable

	2011			2010			2009
Years Ended December 31, (in millions)	Commercial Mortgages	Other Loans	Total	Commercial Mortgages	Other Loans(b)	Total	Commercial Mortgages	Other Loans(b)	Total

Allowance, beginning of year	$470	$408	$878	$432	$2,012	$2,444	$3	$1,677	$1,680
Loans charged off	(78)	(47)	(125)	(217)	(137)	(354)	(82)	(482)	(564)
Recoveries of loans previously charged off	37	1	38	-	8	8	-	54	54

Net charge-offs	(41)	(46)	(87)	(217)	(129)	(346)	(82)	(428)	(510)
Provision for loan losses	(69)	73	4	342	27	369	422	588	1,010
Other	(55)	-	(55)	(34)	(1,497)	(1,531)	89	379	468
Reclassified to Assets of businesses held for sale	-	-	-	(53)	(5)	(58)	-	(204)	(204)

Allowance, end of year	$305 (a)	$435	$740	$470 (a)	$408	$878	$432	$2,012	$2,444

(a)
Of the total, $65 million and $476 million relates to individually assessed credit losses on $110 million and $739 million of commercial mortgage loans as of December 31, 2011 and 2010, respectively.

(b)
Included in Other loans were finance receivables, which were reported net of unearned finance charges, for both investment purposes and held for sale.

REINSURANCE (Tables)	12 Months Ended
Dec. 31, 2011
REINSURANCE
Supplemental information for gross loss and benefit reserves net of ceded reinsurance

	2011		2010
At December 31, (in millions)	As Reported	Net of Reinsurance	As Reported	Net of Reinsurance

Liability for unpaid claims and claims adjustment expense(a)	$(91,145)	$(70,825)	$(91,151)	$(71,507)
Future policy benefits for life and accident and health insurance contracts	(34,317)	(33,312)	(31,268)	(30,234)
Reserve for unearned premiums	(23,465)	(19,553)	(23,803)	(19,927)
Reinsurance assets(b)	25,237	-	24,554	-

(a)
In 2011, the Net of Reinsurance amount reflects the cession under the June 17, 2011 transaction with National Indemnity Company (NICO) of $1.7 billion.

(b)
Represents gross reinsurance assets, excluding allowances and reinsurance recoverable on paid losses.

Schedule of short-duration insurance premiums written and earned

	Chartis			Other Businesses*			Eliminations			Total
Years Ended December 31, (in millions)
	2011	2010	2009	2011	2010*	2009*	2011	2010	2009	2011	2010	2009

Premiums written:
Direct	$41,710	$38,965	$38,461	$898	$927	$2,195	$-	$-	$-	$42,608	$39,892	$40,656
Assumed	3,031	2,442	2,061	-	(2)	2,628	2	-	(657)	3,033	2,440	4,032
Ceded	(9,901)	(9,795)	(9,869)	(97)	(169)	(631)	(2)	-	657	(10,000)	(9,964)	(9,843)

Total	$34,840	$31,612	$30,653	$801	$756	$4,192	$-	$-	$-	$35,641	$32,368	$34,845

Premiums earned:
Direct	$42,878	$39,082	$40,859	$835	$1,065	$2,288	$-	$-	$-	$43,713	$40,147	$43,147
Assumed	3,294	2,488	2,192	55	80	2,740	(46)	-	(657)	3,303	2,568	4,275
Ceded	(10,483)	(9,049)	(10,790)	(98)	(170)	(689)	46	-	657	(10,535)	(9,219)	(10,822)

Total	$35,689	$32,521	$32,261	$792	$975	$4,339	$-	$-	$-	$36,481	$33,496	$36,600

*
Includes results of Mortgage Guaranty and in 2009 only, also includes results of Transatlantic Holdings, Inc. (Transatlantic), which was deconsolidated during 2009, and 21st Century Insurance Group (including Agency Auto Division and excluding Chartis Private Client Group) (21st Century) and HSB Group, Inc. (HSB), which were sold during 2009.

Schedule of premiums for entity's long-duration insurance and retirement services operations

	SunAmerica			Divested Businesses*			Eliminations			Total
Years Ended December 31, (in millions)
	2011	2010	2009	2011	2010	2009	2011	2010	2009	2011	2010	2009

Gross premiums	$3,104	$3,141	$3,438	$17	$9,670	$9,572	$-	$-	$(4)	$3,121	$12,811	$13,006
Ceded premiums	(591)	(621)	(767)	(6)	(435)	(342)	-	-	4	(597)	(1,056)	(1,105)

Total	$2,513	$2,520	$2,671	$11	$9,235	$9,230	$-	$-	$-	$2,524	$11,755	$11,901

*
Primarily represents results of AIA, which was deconsolidated during 2010.

Schedule of long-duration insurance in force ceded to other insurance companies

At December 31, (in millions)	2011	2010*	2009*

Long-duration insurance in force ceded	$140,156	$148,605	$339,183

*
Excludes amounts related to held-for-sale entities.

DEFERRED POLICY ACQUISITION COSTS (Tables)	12 Months Ended
Dec. 31, 2011
DEFERRED POLICY ACQUISITION COSTS
Rollforward of deferred policy acquisition costs

Years Ended December 31, (in millions)	2011	2010	2009

Chartis:
Balance, beginning of year	$2,099	$1,919	$2,420

Dispositions(a)	-	-	(418)
Acquisition costs deferred	4,548	4,058	4,158
Amortization expense	(4,324)	(3,894)	(4,352)
Increase due to foreign exchange and other	52	16	111

Balance, end of year	$2,375	$2,099	$1,919

SunAmerica:
Balance, beginning of year	$7,258	$8,462	$11,294

Dispositions(b)	-	-	(479)
Acquisition costs deferred	869	701	716
Amortization expense	(1,142)	(1,086)	(1,287)
Change in net unrealized losses on securities(c)	(486)	(817)	(735)
Increase (decrease) due to foreign exchange	3	1	(10)
Other(d)	-	(3)	(1,037)

Balance, end of year(e)	$6,502	$7,258	$8,462

Other operations:
Balance, beginning of year	$32	$17,505	$17,304

Dispositions(b)	-	(16,117)	-
Acquisition costs deferred	14	1,218	1,286
Amortization expense	(20)	(841)	(1,031)
Change in net unrealized gains (losses) on securities(c)	-	28	(37)
Increase due to foreign exchange	1	314	687
Activity of discontinued operations	-	59	446
Reclassified to Assets held for sale	-	(1,960)	(1,090)
Other(d)	(2)	(174)	(60)

Subtotal	$25	$32	$17,505
Consolidation and eliminations	35	42	49

Balance, end of year(e)	$60	$74	$17,554

Total deferred policy acquisition costs	$8,937	$9,431	$27,935

(a)
In 2009, Transatlantic was deconsolidated and 21st Century and HSB were sold.

(b)
In 2010, includes AIA which was deconsolidated and ALICO which was sold. In 2009, AIG Life Canada was sold.

(c)
In 2009, includes an increase of $1.0 billion and $2 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard for SunAmerica and Divested businesses, respectively.

(d)
In 2009, includes a decrease of $1.0 billion and $2 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard for SunAmerica and Divested businesses, respectively.

(e)
Includes $(1.4) billion, $(758) million and $176 million for SunAmerica at December 31, 2011, 2010 and 2009, respectively. For the year ended December 31, 2010, there were no net unrealized gains and losses on available for sale securities associated with divested businesses.

VARIABLE INTEREST ENTITIES (Tables)	12 Months Ended
Dec. 31, 2011
VARIABLE INTEREST ENTITIES
Schedule of Consolidated Variable Interest Entities

					Off-Balance Sheet Exposure
	VIE Assets*		VIE Liabilities
December 31, (in billions)
	2011	2010	2011	2010	2011	2010

AIA/ALICO SPVs	$14.2	$48.6	$0.1	$0.9	$-	$-
Real estate and investment funds	1.5	3.8	0.4	1.2	0.1	0.1
Commercial paper conduit	0.5	0.5	0.2	0.2	-	-
Affordable housing partnerships	2.5	2.9	0.1	0.4	-	-
Other	4.1	4.7	1.8	2.1	-	-
VIEs of businesses held for sale	-	0.4	-	-	-	-

Total	$22.8	$60.9	$2.6	$4.8	$0.1	$0.1

*
The assets of each VIE can be used only to settle specific obligations of that VIE.

Schedule of Unconsolidated Variable Interest Entities

		Maximum Exposure to Loss
(in billions)	Total VIE Assets	On-Balance Sheet	Off-Balance Sheet	Total

December 31, 2011
Real estate and investment funds	$18.3	$2.1	$0.3	$2.4
Affordable housing partnerships	0.6	0.6	-	0.6
Maiden Lane Interests	27.1	7.0	-	7.0
Other	1.5	-	-	-

Total	$47.5	$9.7	$0.3	$10.0

December 31, 2010
Real estate and investment funds	$18.5	$2.5	$0.3	$2.8
Affordable housing partnerships	0.6	0.6	-	0.6
Maiden Lane Interests	40.1	7.6	-	7.6
Other	1.6	0.1	0.5	0.6
VIEs of businesses held for sale	2.0	0.4	0.1	0.5

Total	$62.8	$11.2	$0.9	$12.1

Schedule of Assets And Liabilities of Variable Interest Entities by Balance Sheet Location

	Consolidated VIEs		Unconsolidated VIEs
December 31, (in billions)
	2011	2010	2011	2010

Assets:
Available for sale securities	$0.4	$3.3	$-	$-
Trading securities	1.3	8.1	7.1	7.7
Mortgage and other loans receivable	0.5	0.7	-	-
Other invested assets	17.2	18.3	2.6	3.1
Other asset accounts*	3.4	30.1	-	0.1
Assets held for sale	-	0.4	-	0.3

Total	$22.8	$60.9	$9.7	$11.2

Liabilities:
Other long-term debt	$1.7	$2.6	$-	$-
Other liability accounts*	0.9	2.2	-	-

Total	$2.6	$4.8	$-	$-

*
Decrease from prior year was due to the repayment of the FRBNY Credit Facility from the AIA and ALICO SPVs pursuant to the Recapitalization.

DERIVATIVES AND HEDGE ACCOUNTING (Tables)	12 Months Ended
Dec. 31, 2011
DERIVATIVES AND HEDGE ACCOUNTING
Notional amounts and fair values of derivative instruments

	December 31, 2011				December 31, 2010
	Gross Derivative Assets		Gross Derivative Liabilities		Gross Derivative Assets		Gross Derivative Liabilities
(in millions)	Notional Amount(a)	Fair Value(b)	Notional Amount(a)	Fair Value(b)	Notional Amount(a)	Fair Value(b)	Notional Amount(a)	Fair Value(b)

Derivatives designated as hedging instruments:
Interest rate contracts(c)	$-	$-	$481	$38	$1,471	$156	$626	$56
Foreign exchange contracts	-	-	180	1	-	-	-	-
Derivatives not designated as hedging instruments:
Interest rate contracts(c)	72,660	8,286	73,248	6,870	150,966	14,048	118,783	9,657
Foreign exchange contracts	3,278	145	3,399	178	2,495	203	4,105	338
Equity contracts(d)	4,748	263	18,911	1,126	5,002	358	15,666	774
Commodity contracts	691	136	861	146	944	92	768	67
Credit contracts	407	89	25,857	3,366	2,046	379	62,715	4,180
Other contracts(e)	24,305	741	2,125	372	27,333	1,075	2,190	308

Total derivatives not designated as hedging instruments	106,089	9,660	124,401	12,058	188,786	16,155	204,227	15,324

Total derivatives	$106,089	$9,660	$125,062	$12,097	$190,257	$16,311	$204,853	$15,380

(a)
Notional amount represents a standard of measurement of the volume of derivatives business of AIG. Notional amount is generally not a quantification of market risk or credit risk and is not recorded in the Consolidated Balance Sheet. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps and certain credit contracts. For credit contracts, notional amounts are net of all underlying subordination.

(b)
Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.

(c)
Includes cross currency swaps.

(d)
Notional amount of derivative liabilities and fair value of derivative liabilities include $18,254 million and $918 million, respectively, at December 31, 2011, and $14,107 million and $445 million, respectively, at December 31, 2010, related to bifurcated embedded derivatives. At December 31, 2010, these respective amounts were previously included in Other Contracts.

(e)
Consist primarily of contracts with multiple underlying exposures.

Fair values of derivative assets and liabilities in the Consolidated Balance Sheet

	December 31, 2011				December 31, 2010
	Derivative Assets		Derivative Liabilities(a)		Derivative Assets		Derivative Liabilities(a)
(in millions)	Notional Amount	Fair Value	Notional Amount	Fair Value	Notional Amount	Fair Value	Notional Amount	Fair Value

AIGFP derivatives	$86,128	$7,063	$90,241	$8,854	$168,033	$12,268	$173,226	$12,379
All other derivatives(b)	19,961	2,597	34,821	3,243	22,224	4,043	31,627	3,001

Total derivatives, gross	$106,089	9,660	$125,062	12,097	$190,257	16,311	$204,853	15,380

Counterparty netting(c)		(3,660)		(3,660)		(6,298)		(6,298)
Cash collateral(d)		(1,501)		(2,786)		(4,096)		(2,902)

Total derivatives, net		4,499		5,651		5,917		6,180

Less: Bifurcated embedded derivatives		-		918		-		445

Total derivatives on consolidated balance sheet		$4,499		$4,733		$5,917		$5,735

(a)
Included in All other derivatives are bifurcated embedded derivatives, which are recorded in Policyholder contract deposits.

(b)
Represents derivatives used to hedge the foreign currency and interest rate risk associated with insurance and ILFC operations, as well as embedded derivatives included in insurance obligations.

(c)
Represents netting of derivative exposures covered by a qualifying master netting agreement.

(d)
Represents cash collateral posted and received.

Effect of AIG's derivative instruments in fair value hedging relationships in the Consolidated Statement of Operations

Years Ended December 31, (in millions)	2011	2010

Interest rate contracts(a)(b):
Gain (loss) recognized in earnings on derivatives	$(4)	$196
Gain (loss) recognized in earnings on hedged items(c)	153	(25)
Gain recognized in earnings for ineffective portion and amount excluded from effectiveness testing	-	27

(a)
Gains and losses recognized in earnings for the ineffective portion and amounts excluded from effectiveness testing are recorded in Net realized capital gains (losses). Includes $27 million for 2010 related to the ineffective portion.

(b)
Includes immaterial amounts related to Foreign exchange contracts.

(c)
Includes $149 million for 2011 and $144 million for 2010, representing the amortization of debt basis adjustment following the discontinuation of hedge accounting recorded in Other income and Net realized capital gains (losses).

Effect of AIG's derivative instruments in cash flow hedging relationships in the Consolidated Statement of Operations

Years Ended December 31, (in millions)	2011	2010

Interest rate contracts(a):
Loss recognized in OCI on derivatives	$(5)	$(33)
Loss reclassified from Accumulated OCI into earnings(b)	(55)	(84)
Loss recognized in earnings on derivatives for ineffective portion	-	(6)

(a)
Gains and losses reclassified from Accumulated other comprehensive loss are recorded in Other income. Gains or losses recognized in earnings on derivatives for the ineffective portion are recorded in Net realized capital losses.

(b)
The effective portion of the change in fair value of a derivative qualifying as a cash flow hedge is recorded in Accumulated other comprehensive income until earnings are affected by the variability of cash flows in the hedged item. At December 31, 2011, $17 million of the deferred net loss in Accumulated other comprehensive loss is expected to be recognized in earnings during the next 12 months.

Effect of AIG's derivative instruments not designated as hedging instruments in the Consolidated Statement of Operations

	Gains (Losses) Recognized in Earnings
Years Ended December 31, (in millions)
	2011	2010

By Derivative Type:
Interest rate contracts(a)	$601	$254
Foreign exchange contracts	137	(123)
Equity contracts(b)	(263)	427
Commodity contracts	4	1
Credit contracts	337	1,227
Other contracts	47	545

Total	$863	$2,331

By Classification:
Premiums	$113	$75
Net investment income	8	18
Net realized capital gains	96	726
Other income	646	1,512

Total	$863	$2,331

(a)
Includes cross currency swaps.

(b)
Includes embedded derivative gains (losses) of $ (397) million and $423 million, for the years ended December 31, 2011 and December 31, 2010, respectively.

Net notional amount, fair value of derivative (asset) liability and unrealized market valuation gain (loss)

	Net Notional Amount
			Fair Value of Derivative (Asset) Liability at December 31,		Unrealized Market Valuation Gain (Loss) Years Ended December 31,
	December 31,
(in millions)	2011(a)	2010(a)	2011(b)(c)	2010(b)(c)	2011(c)	2010(c)

Regulatory Capital:
Corporate loans	$1,830	$5,193	$-	$-	$-	$-
Prime residential mortgages(d)	3,653	31,613	-	(190)	6	53
Other	887	1,263	9	17	8	4

Total	6,370	38,069	9	(173)	14	57

Arbitrage:
Multi-sector CDOs(e)	5,476	6,689	3,077	3,484	249	663
Corporate debt/CLOs(f)	11,784	12,269	127	171	44	(67)

Total	17,260	18,958	3,204	3,655	293	596

Mezzanine tranches(d)(g)	989	2,823	10	198	32	(55)

Total	$24,619	$59,850	$3,223	$3,680	$339	$598

(a)
Net notional amounts presented are net of all structural subordination below the covered tranches.

(b)
Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.

(c)
Includes credit valuation adjustment gains (losses) of $26 million and ($133) million in the years ended December 31, 2011 and 2010, respectively, representing the effect of changes in AIG's credit spreads on the valuation of the derivatives liabilities.

(d)
During 2011, AIGFP terminated two super senior prime residential mortgage transactions, with a combined net notional amount of $24.1 billion, that had previously been the subject of a collateral dispute. In addition, AIGFP terminated all of the related mezzanine tranches and hedge transactions related to those mezzanine tranches, with a combined net notional amount of $2.2 billion. The transactions were terminated at values that approximated their collective fair values at the time of termination.

(e)
During 2011, AIGFP liquidated one multi-sector super senior CDS transaction with a net notional amount of $188 million. The primary underlying collateral components, which consisted of individual ABS CDS transactions, were sold in an auction to counterparties, including AIGFP, at their approximate fair value at the time of the liquidation. AIGFP was the winning bidder on approximately $107 million of individual ABS CDS transactions, which are reported in written single name credit default swaps as of December 31, 2011. During 2011, AIGFP also paid $37 million to its counterparties with respect to multi-sector CDOs. Multi-sector CDOs also include $4.6 billion and $5.5 billion in net notional amount of credit default swaps written with cash settlement provisions at December 31, 2011 and December 31, 2010, respectively.

(f)
Corporate debt/CLOs include $1.2 billion and $1.3 billion in net notional amount of credit default swaps written on the super senior tranches of CLOs at December 31, 2011 and December 31, 2010, respectively.

(g)
Net of offsetting purchased CDS of $1.4 billion in net notional amount at December 31, 2010. There were no offsetting purchased CDSs at December 31, 2011.

LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSE AND FUTURE POLICY BENEFITS FOR LIFE AND ACCIDENT AND HEALTH INSURANCE CONTRACTS AND POLICYHOLDER CONTRACT DEPOSITS (Tables)	12 Months Ended
Dec. 31, 2011
LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSE AND FUTURE POLICY BENEFITS FOR LIFE AND ACCIDENT AND HEALTH INSURANCE CONTRACTS AND POLICYHOLDER CONTRACT DEPOSITS
Schedule of reconciliation of activity in the liability for unpaid claims and claims adjustment expense

Years Ended December 31, (in millions)	2011	2010	2009

Balance, beginning of year:
Liability for unpaid claims and claims adjustment expense	$91,151	$85,386	$89,258
Reinsurance recoverable	(19,644)	(17,487)	(16,803)

Total	71,507	67,899	72,455

Foreign exchange effect	353	(126)	1,416
Acquisitions(a)	-	1,538	-
Dispositions(b)	-	(87)	(9,657)
Reduction of net loss reserves due to NICO transaction	(1,703)	-	-

Losses and loss expenses incurred(c):
Current year	27,590	24,074	27,354
Prior years, other than accretion of discount(d)	195	4,182	2,771
Prior years, accretion of discount	375	(181)	313

Total	28,160	28,075	30,438

Losses and loss expenses paid(c):
Current year	11,534	9,873	11,079
Prior years	15,958	15,919	15,673

Total	27,492	25,792	26,752

Activity of discontinued operations	-	-	(1)

Balance, end of year:
Net liability for unpaid claims and claims adjustment expense	70,825	71,507	67,899
Reinsurance recoverable	20,320	19,644	17,487

Total	$91,145	$91,151	$85,386

(a)
Represents the acquisition of Fuji on March 31, 2010.

(b)
Transatlantic was deconsolidated in 2009, and 21st Century and HSB were sold in 2009.

(c)
Includes amounts related to dispositions through the date of disposition.

(d)
In 2011, includes $(414) million, $145 million and $413 million related to excess casualty, commercial specialty workers' compensation and environmental, respectively. In 2010, includes $1.1 billion, $793 million and $1.5 billion related to excess casualty, excess workers' compensation and asbestos, respectively. In 2009, includes $1.5 billion, $956 million and $151 million related to excess casualty, excess workers' compensation and asbestos, respectively.

Schedule of components of future policy benefits

At December 31, (in millions)	2011	2010

Future policy benefits:
Long duration and structured settlement contracts	$33,322	$30,992
Short duration contracts	995	276

Total future policy benefits	$34,317	$31,268

Schedule of policyholder contract deposits liabilities

At December 31, (in millions)	2011	2010

Policyholder contract deposits:
Annuities	$98,657	$92,672
Universal life products	12,917	12,569
Guaranteed investment contracts	6,788	8,491
Variable products – fixed account option	3,181	2,217
Corporate life products	2,239	2,203
Other investment contracts	3,116	3,221

Total policyholder contract deposits	$126,898	$121,373

VARIABLE LIFE AND ANNUITY CONTRACTS (Tables)	12 Months Ended
Dec. 31, 2011
VARIABLE LIFE AND ANNUITY CONTRACTS
Schedule of details concerning entity's GMDB exposures

At December 31,	2011		2010
(dollars in billions)	Net Deposits Plus a Minimum Return	Highest Contract Value Attained	Net Deposits Plus a Minimum Return	Highest Contract Value Attained

Account value(a)	$57	$12	$55	$13
Amount at risk(b)	3	2	3	1
Average attained age of contract holders by product	58 - 72 years	67 - 74 years	58 - 70 years	70 - 73 years

Range of guaranteed minimum return rates	3 - 10%		3 - 10%

(a)
Included in Policyholder contract deposits in the Consolidated Balance Sheet.

(b)
Represents the amount of death benefit currently in excess of Account value.

Schedule of changes in GMDB and GMIB liabilities for guarantees on variable contracts reflected in the general account

Years Ended December 31, (in millions)	2011	2010

Balance, beginning of year	$412	$469
Reserve increase	120	31
Benefits paid	(87)	(88)

Balance, end of year	$445	$412

DEBT OUTSTANDING (Tables)	12 Months Ended
Dec. 31, 2011
DEBT OUTSTANDING
Schedule of the entity's borrowings supported by assets

At December 31, 2011 (dollars in millions) Range of Maturities	Currency	Range of Interest Rates	U.S. Dollar Carrying Value

2012 - 2053	U.S. dollar	0.18 - 10.37%	$16,722
2012 - 2047	Euro	1.60 - 9.25	3,098
2012 - 2037	Japanese yen	0.01 - 3.65	2,856
2013 - 2017	Swiss franc	0.78 - 3.39	983
2014	Canadian dollar	4.90	418
2016 - 2017	Mexican peso	7.98 - 8.59	249
2012	Swedish krona	2.65	290
2015	Australian dollar	4.62 - 4.89	9
2013	Great Britain pound	1.30	44
2017 - 2018	Other	1.84 - 7.28	51

Total			$24,720

Schedule of detail for uncollateralized and collateralized notes, bonds, loans and mortgages payable

At December 31, 2011 (in millions)	Uncollateralized Notes/Bonds/Loans Payable	Collateralized Loans and Mortgages Payable	Total

AIG general borrowings	$234	$-	$234
Other subsidiaries notes, bonds, loans and mortgages payable*	105	288	393

Total	$339	$288	$627

*
AIG does not guarantee any of these borrowings.

DEBT OUTSTANDING
Maturities of long-term debt, excluding borrowings of consolidated investments

		Year Ending
December 31, 2011 (in millions)
	Total	2012	2013	2014	2015	2016	Thereafter

AIG general borrowings	$23,923	$183	$1,470	$500	$1,001	$1,719	$19,050
AIG borrowings supported by assets	24,720	3,757	1,517	2,398	1,182	2,134	13,732
ILFC	24,364	3,023	4,006	2,991	2,766	3,234	8,344
Other subsidiaries notes, bonds, loans and mortgages payable	393	3	4	4	23	6	353

Total	$73,400	$6,966	$6,997	$5,893	$4,972	$7,093	$41,479

International Lease Finance Corporation (ILFC)
DEBT OUTSTANDING
Maturities of long-term debt, excluding borrowings of consolidated investments

December 31, 2011 (in millions)		Year Ending
	Total	2012	2013	2014	2015	2016	Thereafter

Notes and bonds payable	$13,601	$2,018	$3,421	$1,040	$1,260	$1,000	$4,862
Junior subordinated debt	999	-	-	-	-	-	999
ECA Facility(a)	2,334	428	429	424	336	258	459
Bank financings and other secured financings(b)	7,430	577	156	1,527	1,170	1,976	2,024

Total ILFC(c)	$24,364	$3,023	$4,006	$2,991	$2,766	$3,234	$8,344

(a)
Reflects future minimum payment for ILFC's borrowings under the 2004 Export Credit Agency (ECA) Facility.

(b)
Includes $97 million of secured financings that are non-recourse to ILFC.

(c)
AIG does not guarantee these borrowings.

General borrowings
DEBT OUTSTANDING
Maturities of long-term debt, excluding borrowings of consolidated investments

		Year Ending
December 31, 2011 (in millions)
	Total	2012	2013	2014	2015	2016	Thereafter

Notes and bonds payable	$12,725	$27	$1,467	$500	$999	$1,719	$8,013
Junior subordinated debt	9,327	-	-	-	-	-	9,327
Loans and mortgages payable	234	156	3	-	2	-	73
SAFG, Inc. notes and bonds payable	298	-	-	-	-	-	298
Liabilities connected to trust preferred stock	1,339	-	-	-	-	-	1,339

Total general borrowings	$23,923	$183	$1,470	$500	$1,001	$1,719	$19,050

Borrowings supported by assets
DEBT OUTSTANDING
Maturities of long-term debt, excluding borrowings of consolidated investments

December 31, 2011 (in millions)		Year Ending
	Total	2012	2013	2014	2015	2016	Thereafter

MIP notes payable	$10,147	$2,300	$856	$1,612	$396	$1,494	$3,489
Series AIGFP matched notes and bonds payable	3,807	50	3	-	-	-	3,754
GIAs, at fair value	7,964	421	201	659	601	303	5,779
Notes and bonds payable, at fair value	2,316	778	372	63	185	337	581
Loans and mortgages payable, at fair value	486	208	85	64	-	-	129

Total borrowings supported by assets	$24,720	$3,757	$1,517	$2,398	$1,182	$2,134	$13,732

COMMITMENTS, CONTINGENCIES AND GUARANTEES (Tables)	12 Months Ended
Dec. 31, 2011
COMMITMENTS, CONTINGENCIES AND GUARANTEES
Minimum future rental income on noncancelable operating leases of flight equipment that has been delivered

At December 31, 2011 (in millions)

2012	$4,091
2013	3,585
2014	2,900
2015	2,180
2016	1,570
Remaining years after 2016	1,701

Total	$16,027

Future minimum lease payments under operating leases

At December 31, 2011 (in millions)

2012	$422
2013	332
2014	234
2015	181
2016	151
Remaining years after 2016	428

Total	$1,748

TOTAL EQUITY AND EARNINGS (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2011
TOTAL EQUITY AND EARNINGS (LOSS) PER SHARE
Rollforward of outstanding shares

	Preferred Stock
Year Ended December 31, 2011	AIG Series E	AIG Series F	AIG Series C	AIG Series G	Common Stock Issued	Treasury Stock	Outstanding Shares

Shares, beginning of year	400,000	300,000	100,000	-	147,124,067	(6,660,908)	140,463,159
Issuances	-	-	-	20,000	100,799,653	-	100,799,653
Settlement of equity unit stock purchase contracts	-	-	-	-	3,606,417	-	3,606,417
Shares exchanged	(400,000)	(300,000)	(100,000)	-	1,655,037,962	(11,678)	1,655,026,284
Shares repurchased	-	-	-	-	-	(3,074,031)	(3,074,031)
Shares cancelled	-	-	-	(20,000)	-	-	-

Shares, end of year	-	-	-	-	1,906,568,099	(9,746,617)	1,896,821,482

Consolidated balance sheet line items affected by the recapitalization

	Effect of Recapitalization
Increase (Decrease) (dollars in millions)	Repayment and Termination of FRBNY Credit Facility(a)	Repurchase and Exchange of SPV Preferred Interests		Exchange of Preferred Stock for Common Stock(c)	Total Effect of Recapitalization

Other assets	$(24,297)	$(6,140	)(b)	$-	$(30,437)
Other liabilities	(325)	-		-	(325)
Federal Reserve Bank of New York credit facility	(20,689)	-		-	(20,689)
Redeemable noncontrolling nonvoting, callable, junior preferred interests held by Department of Treasury	-	20,292		-	20,292
AIG shareholders' equity:
Preferred stock
Series C preferred stock	-	-		(23,000)	(23,000)
Series E preferred stock	-	-		(41,605)	(41,605)
Series F preferred stock	-	20,292		(7,378)	(7,378)
		(20,292)
Series G preferred stock; 20,000 shares issued; liquidation value $0(d)	-	-		-	-
Common stock	-	-		4,138	4,138
Additional paid-in capital	-	-		67,845	67,845
Retained Earnings	(3,283)	-		-	(3,283)
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	-	(26,432)		-	(26,432)
Shares outstanding				1,655,037,962	1,655,037,962

(a)
Repayment and Termination of the FRBNY Credit Facility – Funds held in escrow and included in Other assets from the AIA IPO and the ALICO sale were used to repay the FRBNY Credit Facility. The adjustments to Other assets and Accumulated deficit reflects the write-off of the unamortized portion of the net prepaid commitment fee asset.

(b)
Repurchase and Exchange of SPV Preferred Interests – AIG used remaining net cash proceeds from the AIA IPO and the ALICO sale to pay down a portion of the liquidation preference on the SPV Preferred Interests held by the FRBNY and drew down approximately $20.3 billion under the Department of the Treasury Commitment (Series F) to repurchase the FRBNY's remaining SPV Preferred Interests, which AIG then transferred to the Department of the Treasury as part of the consideration for the exchange of the Series F Preferred Stock.

(c)
Exchange of AIG's Series C, E and F Preferred Stock for AIG Common Stock. The adjustments represent the exchange of Series C Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock for AIG Common Stock. As a result of the Recapitalization, the Department of the Treasury acquired 1,655,037,962 shares of newly issued AIG Common Stock.

(d)
In connection with the May Common Stock Offering, the Series G Preferred Stock was cancelled.

Rollforward of preferred stock

(in millions)	AIG Series E	AIG Series F	AIG Series C	AIG Series D	Total Preferred Stock

Balance, January 1, 2009	$-	$-	$-	$40,000	$40,000
AIG Series C issuance	-	-	23,000	-	23,000
AIG Series D exchange for AIG Series E	41,605	-	-	(40,000)	1,605
AIG Series F drawdown	-	5,344	-	-	5,344
AIG Series F commitment fee	-	(165)	-	-	(165)

Balance, December 31, 2009	$41,605	$5,179	$23,000	$-	$69,784

AIG Series F drawdown	-	2,199	-	-	2,199

Balance, December 31, 2010	$41,605	$7,378	$23,000	$-	$71,983

Shares Exchanged	(41,605)	(7,378)	(23,000)	-	(71,983)

Balance, December 31, 2011	$-	$-	$-	$-	$-

Accumulated Other Comprehensive Income (Loss)

(in millions)	Unrealized Appreciation (Depreciation) of Fixed Maturity Investments on Which Other-Than- Temporary Credit Impairments Were Taken	Unrealized Appreciation (Depreciation) of All Other Investments	Foreign Currency Translation Adjustments	Net Derivative Gains (Losses) Arising from Cash Flow Hedging Activities	Change in Retirement Plan Liabilities Adjustment	Total

Balance, January 1, 2009, net of tax	$-	$(4,452)	$(187)	$(191)	$(1,498)	$(6,328)
Cumulative effect of change in accounting principle, net of tax(a)	(2,537)	(7,242)	(198)	-	-	(9,977)
Adjustment on April 1, 2009(b)	(599)	599	-	-	-	-

Change in unrealized appreciation of investments	2,392	30,829	-	-	-	33,221
Change in deferred acquisition costs adjustment and other	(345)	(3,016)	-	-	-	(3,361)
Change in foreign currency translation adjustments	-	-	2,858	-	-	2,858
Change in net derivative losses arising from cash flow hedging activities	-	-	-	95	-	95
Net actuarial gain	-	-	-	-	197	197
Prior service credit	-	-	-	-	(29)	(29)
Change attributable to divestitures and deconsolidations	1	896	(679)	-	202	420
Deferred tax liability	(724)	(10,088)	(742)	(32)	(16)	(11,602)

Total other comprehensive income	1,324	18,621	1,437	63	354	21,799
Noncontrolling interests	(2)	280	110	-	-	388

Balance, December 31, 2009, net of tax	$(1,810)	$7,246	$942	$(128)	$(1,144)	$5,106

Cumulative effect of change in accounting principle, net of tax(c)	(76)	(269)	-	-	-	(345)

Change in unrealized appreciation of investments	2,645	7,265	-	-	-	9,910
Change in deferred acquisition costs adjustment and other	(166)	(491)	-	-	-	(657)
Change in foreign currency translation adjustments	-	-	654	-	-	654
Change in net derivative losses arising from cash flow hedging activities	-	-	-	105	-	105
Net actuarial loss	-	-	-	-	(1)	(1)
Prior service credit	-	-	-	-	10	10
Change attributable to divestitures and deconsolidations	43	(2,854)	(2,357)	6	290	(4,872)
Deferred tax asset (liability)	(1,293)	(1,627)	775	(17)	(24)	(2,186)

Total other comprehensive income (loss)	1,229	2,293	(928)	94	275	2,963
Noncontrolling interests	2	99	80	-	-	181

Balance, December 31, 2010, net of tax	$(659)	$9,171	$(66)	$(34)	$(869)	$7,543

Change in unrealized appreciation of investments	55	5,463	-	-	-	5,518
Change in deferred acquisition costs adjustment and other(d)	11	(641)	-	-	-	(630)
Change in future policy benefits(e)	-	(2,302)	-	-	-	(2,302)
Change in foreign currency translation adjustments	-	-	(97)	-	-	(97)
Change in net derivative losses arising from cash flow hedging activities	-	-	-	51	-	51
Net actuarial loss	-	-	-	-	(752)	(752)
Prior service credit	-	-	-	-	387	387
Change attributable to divestitures and deconsolidations	23	(3,643)	(1,681)	-	260	(5,041)
Deferred tax asset (liability)	(163)	(362)	786	(34)	35	262

Total other comprehensive income (loss)	(74)	(1,485)	(992)	17	(70)	(2,604)
Acquisition of noncontrolling interest	-	45	66	-	(18)	93
Noncontrolling interests	3	(160)	36	-	-	(121)

Balance, December 31, 2011, net of tax	$(736)	$7,891	$(1,028)	$(17)	$(957)	$5,153

(a)
Includes the cumulative effect of the adoption on April 1, 2009 for other-than-temporary impairments, which reduced accumulated other comprehensive income by $9.5 billion. Also includes the cumulative effect of the retrospective adoption of the standard for acquisition costs, which reduced accumulated other comprehensive income by $0.4 billion. See Note 2 to the Consolidated Financial Statements.

(b)
Adjustment to reflect adoption of the other-than-temporary impairment accounting standard.

(c)
AIG adopted the standard on the consolidation of variable interest entities on January 1, 2010. The adoption decreased accumulated other comprehensive income as a result of the consolidation of previously unconsolidated VIEs.

(d)
Includes the pre-tax adjustment to Accumulated other comprehensive income related to a $152 million reduction of deferred acquisition costs as a consequence of the recognition of additional policyholder benefit reserves disclosed below.

(e)
The adjustment to policyholder benefit reserves assumes that the unrealized appreciation on available for sale securities is actually realized and that the proceeds are reinvested at lower yields.

Rollforward of non-controlling interests

	Redeemable Noncontrolling interests
				Non-redeemable Noncontrolling interests
	Held by Department of Treasury
(in millions)		Other	Total	Held by FRBNY	Other	Total

Year Ended December 31, 2011
Balance, beginning of year	$-	$434	$434	$26,358	$1,562	$27,920

Repurchase of SPV preferred interests in connection with Recapitalization	-	-	-	(26,432)	-	(26,432)
Exchange of consideration for preferred stock in connection with Recapitalization	20,292	-	20,292	-	-	-
Repayment to Department of the Treasury	(12,425)	-	(12,425)	-	-	-
Net distributions	-	(21)	(21)	-	(8)	(8)
Consolidation (deconsolidation)	-	(307)	(307)	-	(123)	(123)
Acquisition of noncontrolling interest	-	-	-	-	(489)	(489)
Comprehensive income:
Net income (loss)	560	(8)	552	74	82	156
Accumulated other comprehensive loss, net of tax:
Unrealized losses on investments	-	(2)	(2)	-	(155)	(155)
Foreign currency translation adjustments	-	-	-	-	36	36

Total accumulated other comprehensive loss, net of tax	-	(2)	(2)	-	(119)	(119)

Total comprehensive income (loss)	560	(10)	550	74	(37)	37

Other	-	-	-	-	(50)	(50)

Balance, end of year	$8,427	$96	$8,523	$-	$855	$855

Year Ended December 31, 2010
Balance, beginning of year	$-	$959	$959	$24,540	$3,712	$28,252

Net contributions	-	469	469	-	78	78
Consolidation (deconsolidation)	-	265	265	-	(2,740)	(2,740)
Comprehensive income:
Net income	-	73	73	1,818	336	2,154
Accumulated other comprehensive income, net of tax:
Unrealized gains on investments	-	7	7	-	93	93
Foreign currency translation adjustments	-	(2)	(2)	-	83	83

Total accumulated other comprehensive income, net of tax	-	5	5	-	176	176

Total comprehensive income	-	78	78	1,818	512	2,330

Deconsolidation of AIA	-	(1,337)	(1,337)	-	-	-
Other

Balance, end of year	$-	$434	$434	$26,358	$1,562	$27,920

Computation of basic and diluted EPS

Years Ended December 31, (dollars in millions, except per share data)	2011	2010	2009

Numerator for EPS:
Income (loss) from continuing operations	$18,863	$12,930	$(12,387)
Net income (loss) from continuing operations attributable to noncontrolling interests:
Nonvoting, callable, junior and senior preferred interests	634	1,818	140
Other	55	355	(1,576)

Total net income (loss) from continuing operations attributable to noncontrolling interests	689	2,173	(1,436)

Net income (loss) attributable to AIG from continuing operations	18,174	10,757	(10,951)

Income (loss) from discontinued operations	$2,467	$(645)	$2,661
Net income from discontinued operations attributable to noncontrolling interests	19	54	72

Net income (loss) attributable to AIG from discontinued operations	2,448	(699)	2,589

Cumulative dividends on AIG Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share	-	-	(1,204)
Deemed dividend to AIG Series D Preferred Stock exchanged for the Series E Preferred Stock	-	-	(91)
Deemed dividends to AIG Series E and F Preferred Stock	(812)	-	-
(Income) loss allocated to the Series C Preferred Stock – continuing operations	-	(8,569)	-

Net income (loss) attributable to AIG common shareholders from continuing operations, applicable to common stock for EPS	17,362	2,188	(12,246)

(Income) loss allocated to the Series C Preferred Stock – discontinued operations	-	557	-

Net income (loss) attributable to AIG common shareholders from discontinued operations, applicable to common stock for EPS	$2,448	$(142)	$2,589

Denominator for EPS:
Weighted average shares outstanding – basic	1,799,385,757	136,585,844	135,324,896
Dilutive shares	72,740	63,436	-

Weighted average shares outstanding – diluted*	1,799,458,497	136,649,280	135,324,896

EPS attributable to AIG common shareholders:
Basic:
Income (loss) from continuing operations	$9.65	$16.02	$(90.51)
Income (loss) from discontinued operations	$1.36	$(1.04)	$19.14
Diluted:
Income (loss) from continuing operations	$9.65	$16.02	$(90.51)
Income (loss) from discontinued operations	$1.36	$(1.04)	$19.14

*
Dilutive shares are calculated using the treasury stock method and include dilutive shares from share-based employee compensation plans, and the warrants issued to the Department of the Treasury in 2009, and warrants issued to the shareholders in January 2011. The number of shares excluded from diluted shares outstanding were 76 million, 11 million and 12 million for the years ended December 31, 2011, 2010 and 2009, respectively, because the effect would have been anti-dilutive.

STATUTORY FINANCIAL DATA AND RESTRICTIONS (Tables)	12 Months Ended
Dec. 31, 2011
STATUTORY FINANCIAL DATA AND RESTRICTIONS
Schedule of statutory surplus and net income (loss) for general insurance and life insurance and retirement services operations in accordance with statutory accounting practices

(in millions)	2011(d)	2010	2009

At December 31,
Statutory surplus(a):
General insurance(b)	$39,298	$40,300
Life insurance and retirement services	14,451	14,038

Years Ended December 31,
Statutory net income (loss)(a)(c):
General insurance	$2,194	$633	$2,937
Life insurance and retirement services	810	794	536

(a)
Excludes discontinued operations and other divested businesses. Statutory surplus and net income (loss) with respect to foreign operations are estimated at November 30.

(b)
The 2010 amount was increased by $310 million from that previously reported as a result of the finalization of statutory filings.

(c)
Includes catastrophe losses (General Insurance) and Net realized capital gains and losses.

(d)
Amount subject to change based on final statutory filings.

SHARE-BASED COMPENSATION AND OTHER PLANS (Tables)	12 Months Ended
Dec. 31, 2011
SHARE-BASED COMPENSATION AND OTHER PLANS
Schedule of share-based compensation expense recognized in Consolidated Statement of Operations

Years Ended December 31, (in millions)	2011	2010	2009

Share-based compensation expense – pre-tax*	$(16)	$333	$209
Share-based compensation expense – after tax	(10)	216	151

*
As of December 31, 2011, compensation expense for the majority of AIG's outstanding share-based awards is attributed to liability-classified awards, the value of which are based on AIG's share price at the reporting date. AIG's share price was $23.20 and $57.62 at December 31, 2011 and December 31, 2010, respectively, and is the primary driver of the $349 million decrease in share-based compensation expense recognized in 2011 compared to 2010. Includes pre-tax share-based compensation expense related to discontinued operations for the years ended December 31, 2010 and 2009 of $12 million ($9 million after tax), and $21 million ($13 million after tax), respectively.

Schedule of stock option activity

As of or for the Year Ended December 31, 2011	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life

Options:
Outstanding at beginning of year	1,022,407	$1,236.64	3.20
Forfeited or expired	(312,109)	$1,383.18

Outstanding at end of year	710,298	$1,172.25	2.96

Options exercisable at end of year	710,298	$1,172.25	2.96

Summary of outstanding share-settled awards under the foregoing plans

	Number of Shares/RSUs				Weighted Average Grant-Date Fair Value
As of or for the Year Ended December 31, 2011	Time- vested RSUs	2002 Plan	Total AIG Plan	Total SICO Plans	Time- vested RSUs	2002 Plan	Total AIG Plans	Total SICO Plans

Unvested, beginning of year	117,664	43,064	160,728	238,613	$171.21	$1,016.42	$397.67	$1,215.16
Granted	1,502,238	-	1,502,238	-	24.36	-	24.36	-
Vested	(1,410,100)	(2,193)	(1,412,293)	(17,945)	29.13	313.33	29.58	(1,112.87)
Forfeited	(18,128)	(1,913)	(20,041)	(24,761)	377.94	1,003.73	437.68	(1,229.84)

Unvested, end of year	191,674	38,958	230,632	195,907	$45.95	$1,043.08	$214.39	$1,209.45

*
Excludes DSUs and options, which are discussed under the Non-Employee Plans and Stock Options sections above.

Summary of SARs (based on target amounts) and cash-settled RSUs including the related expenses

	Number of Units
Year Ended December 31, 2011	SARs	TARP RSUs	RSUs(a)

Unvested, beginning of year	7,960,877	645,546	-
Granted(b)	8,745,612	938,226	271,131
Vested(c)	(2,237,332)	(96,980)	(271,131)
Forfeited	(346,095)	(72,563)	-

Unvested, end of year	14,123,062	1,414,229	-

Net compensation expense for the year (in millions)	$(42)	$3	$(2)

(a)
Represent fully vested RSUs that were awarded in March 2011 based on 2010 performance. On December 20, 2011, 87,267 of these RSUs were replaced with restricted stock, which is reflected in the 2010 Plan discussion and the applicable table above.

(b)
The number of SARS outstanding increased by 1,548,574 on January 19, 2011 pursuant to anti-dilution provisions of the LTIP due to the issuance of warrants in connection with the Recapitalization.

(c)
Pursuant to the terms of the LTIP, vesting was accelerated for SARs awarded to employees who became retirement eligible.

Schedule of total unrecognized compensation cost (net of expected forfeitures) related to unvested SARs and cash-settled RSUs and the weighted-average periods over which those costs are expected to be recognized

At December 31, 2011 (in millions)	Unrecognized Compensation Cost	Weighted- Average Period (years)	Expected Period (years)

SARs	$25	1.16	3
TARP RSUs	21	1.17	3

Schedule of weighted average assumptions used to estimate the fair value of SARs

2011

Expected dividend yield(a)	-%
Expected volatility(b)	35.42 - 43.81%
Weighted-average volatility	42.06%
Risk-free interest rate(c)	0.66 - 0.81%
Expected term(d)	1.0 - 3.0 years

(a)
The dividend yield is estimated at zero percent given AIG's recent dividend history. See Note 17 herein for additional information.

(b)
The expected volatilities are the implied volatilities with the nearest maturity and strike as of valuation date from actively traded stock options on AIG Common Stock.

(c)
The risk-free interest rate is the continuously compounded interest rate for the term between the valuation date and maturity date that is assumed to be constant and equal to the interpolated value between the closest data points on the USD LIBOR-Swap curve as of valuation date.

(d)
The term to maturity is specified in the contract of each SARs grant.

EMPLOYEE BENEFITS (Tables)	12 Months Ended
Dec. 31, 2011
DEFINED BENEFIT PLAN DISCLOSURE
Schedule of funded status of the plans, reconciled to the amount reported in the balance sheet

	Pension				Postretirement(a)
	Non-U.S. Plans(b)		U.S. Plans(c)		Non-U.S. Plans		U.S. Plans
As of or for the Years Ended December 31, (in millions)
	2011	2010	2011	2010	2011	2010	2011	2010

Change in projected benefit obligation:
Benefit obligation, beginning of year	$1,981	$2,313	$3,878	$3,687	$66	$106	$279	$274
Service cost	66	137	150	150	4	8	8	8
Interest cost	37	59	207	216	2	4	13	15
Actuarial (gain) loss	(7)	(6)	653	305	7	(10)	6	3
Benefits paid:
AIG assets	(26)	(52)	(8)	(10)	(1)	(1)	(7)	(13)
Plan assets	(48)	(57)	(118)	(115)	-	-	-	-
Plan amendment	(11)	-	(324)	-	-	(1)	(63)	-
Curtailments	-	-	-	(73)	-	-	-	(3)
Settlements	(56)	(28)	-	(282)	-	-	-	(5)
Foreign exchange effect	80	37	-	-	1	5	-	-
Dispositions	(888)	(736)	-	-	(30)	(45)	-	-
Acquisitions	-	329	-	-	-	-	-	-
Other	9	(15)	-	-	3	-	-	-

Projected benefit obligation, end of year	$1,137	$1,981	$4,438	$3,878	$52	$66	$236	$279

Change in plan assets:
Fair value of plan assets, beginning of year	$954	$750	$3,425	$3,362	$-	$-	$-	$-
Actual return on plan assets, net of expenses	3	(3)	125	456	-	-	-	-
AIG contributions	100	161	8	11	1	1	7	13
Benefits paid:
AIG assets	(26)	(52)	(8)	(10)	(1)	(1)	(7)	(13)
Plan assets	(48)	(57)	(118)	(115)	-	-	-	-
Settlements	(56)	(27)	-	(279)	-	-	-	-
Foreign exchange effect	45	39	-	-	-	-	-	-
Dispositions	(295)	(159)	-	-	-	-	-	-
Acquisitions	-	303	-	-	-	-	-	-
Other	6	(1)	-	-	-	-	-	-

Fair value of plan assets, end of year	$683	$954	$3,432	$3,425	$-	$-	$-	$-

Funded status, end of year	$(454)	$(1,027)	$(1,006)	$(453)	$(52)	$(66)	$(236)	$(279)

Amounts recognized in the consolidated balance sheet:

Assets	$80	$43	$-	$-	$-	$-	$-	$-

Liabilities	(534)	(1,070)	(1,006)	(453)	(52)	(66)	(236)	(279)

Total amounts recognized	$(454)	$(1,027)	$(1,006)	$(453)	$(52)	$(66)	$(236)	$(279)

Pre tax amounts recognized in Accumulated other comprehensive income (loss):

Net gain (loss)	$(272)	$(539)	$(1,550)	$(838)	$(2)	$3	$(18)	$(11)

Prior service (cost) credit	30	36	303	(13)	1	1	48	(15)

Total amounts recognized	$(242)	$(503)	$(1,247)	$(851)	$(1)	$4	$30	$(26)

(a)
AIG does not currently fund postretirement benefits.

(b)
Includes unfunded plans for which the aggregate pension benefit obligation was $267 million and $627 million at December 2011 and 2010, respectively. For 2011 and 2010, approximately 32 percent and 72 percent pertain to Japanese plans, which are not required by local regulation to be funded. The projected benefit obligation for these plans total $86 million and $454 million, respectively. The decrease is primarily attributed to the AIG Star and AIG Edison divestiture.

(c)
Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $210 million and $219 million at December 2011 and 2010, respectively.

Schedule of components of net periodic benefit cost recognized in income and other amounts recognized in Accumulated other comprehensive income (loss)

	Pension						Postretirement
	Non-U.S. Plans			U.S. Plans			Non-U.S. Plans			U.S. Plans
(in millions)	2011	2010	2009	2011	2010	2009	2011	2010	2009	2011	2010	2009

Components of net periodic benefit cost:
Service cost	$66	$137	$121	$150	$150	$155	$4	$8	$11	$8	$8	$8
Interest cost	37	59	60	207	216	219	2	4	4	13	15	16
Expected return on assets	(25)	(31)	(31)	(250)	(259)	(226)	-	-	-	-	-	-
Amortization of prior service (credit) cost	(4)	(9)	(13)	(7)	1	-	-	-	-	(2)	-	-
Amortization of net (gain) loss	15	45	41	65	57	88	-	-	1	-	(1)	1
Net curtailment (gain) loss	-	(1)	(2)	-	1	(4)	-	-	-	-	(2)	1
Net settlement (gain) loss	8	3	11	-	58	14	-	-	-	-	(6)	(8)
Other	-	2	1	-	-	-	-	-	-	-	-	-

Net periodic benefit cost	$97	$205	$188	$165	$224	$246	$6	$12	$16	$19	$14	$18

Total recognized in Accumulated other comprehensive income (loss)	$261	$167	$(134)	$(396)	$85	$492	$(6)	$16	$11	$56	$(3)	$10

Total recognized in net periodic benefit cost and other comprehensive income (loss)	$164	$(38)	$(322)	$(561)	$(139)	$246	$(12)	$4	$(5)	$37	$(17)	$(8)

Schedule of weighted average assumptions used to determine the benefit obligations

	Pension		Postretirement
	Non-U.S. Plans(a)	U.S. Plans(b)	Non-U.S. Plans(a)	U.S. Plans(b)

December 31, 2011
Discount rate	3.02%	4.62%	4.19%	4.51%
Rate of compensation increase	2.94%	4.00%	3.61%	N/A%

December 31, 2010
Discount rate	2.25%	5.50%	4.00%	5.25%
Rate of compensation increase	3.00%	4.00%	3.00%	N/A%

(a)
The non-U.S. plans reflect those assumptions that were most appropriate for the local economic environments of each of the subsidiaries providing such benefits.

(b)
Due to plan amendments effective in 2012, the AIG Retirement, Excess and Postretirement Plans were remeasured at September 30, 2011 using the following discount rates 4.5, 4.25 and 4.5 percents, respectively,

Schedule of weighted average assumptions used to determine the net periodic benefit costs

	Pension
				Postretirement
		U.S. Plans
At December 31,	Non-U.S. Plans(a)			Non-U.S. Plans(a)	U.S. Plans

2011
Discount rate	2.25%	5.50	(b)%	4.00%	5.25(c)%
Rate of compensation increase	3.00%	4.00%		3.00%	N/A
Expected return on assets	3.14%	7.50%		N/A	N/A
2010
Discount rate	2.75%	6.00%		3.75%	5.75%
Rate of compensation increase	3.50%	4.00%		3.75%	N/A
Expected return on assets	3.75%	7.75%		N/A	N/A
2009
Discount rate	3.00%	6.00%		3.50%	6.00%
Rate of compensation increase	3.50%	4.25%		3.25%	N/A
Expected return on assets	4.75%	7.75%		N/A	N/A

(a)
The non-U.S. plans reflect those assumptions that were most appropriate for the local economic environments of the subsidiaries providing such benefits.

(b)
As a result of plan amendments effective April 1, 2012, the AIG Retirement and AIG Excess Plans were remeasured utilizing a discount rate of 4.5 and 4.25 percent, respectively at September 30, 2011.

(c)
As a result of a plan amendment effective April 1, 2012, the AIG Postretirement Plan was remeasured utilizing a discount rate of 4.5 percent at September 30, 2011.

Schedule of plan assets based on the level within the fair value hierarchy in which the fair value measurement falls

	Non-U.S. Plans				U.S. Plans
(in millions)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

At December 31, 2011
Assets:
Cash & cash equivalents	$114	$-	$-	$114	$9	$-	$-	$9
Equity securities:
U.S.(a)	19	-	-	19	1,449	13	-	1,462
International(b)	242	1	-	243	305	16	-	321
Fixed maturity securities:
U.S. investment grade(c)	-	-	-	-	-	794	1	795
International investment grade(c)	-	139	-	139	-	-	-	-
U.S. and international high yield(d)	-	88	-	88	-	104	-	104
Mortgage and other asset-backed securities(e)	-	-	-	-	-	80	36	116
Other fixed maturity securities	-	40	1	41	-	-	-	-
Other investment types:
Hedge funds(f)	-	-	-	-	-	345	-	345
Commodities	-	-	-	-	-	26	-	26
Private equity(g)	-	-	-	-	-	-	223	223
Insurance contracts	-	-	39	39	-	31	-	31

Total	$375	$268	$40	$683	$1,763	$1,409	$260	$3,432

At December 31, 2010
Assets:
Cash & cash equivalents	$41	$3	$-	$44	$37	$-	$-	$37
Equity securities:
U.S.(a)	24	-	-	24	1,731	13	-	1,744
International(b)	407	112	-	519	278	18	-	296
Fixed maturity securities:
U.S. investment grade(c)	-	10	-	10	-	478	1	479
International investment grade(c)	8	219	-	227	-	-	-	-
U.S. and international high yield(d)	-	32	-	32	-	153	-	153
Mortgage and other asset-backed securities(e)	-	-	-	-	-	44	80	124
Other investment types:
Hedge funds(f)	-	-	-	-	-	332	-	332
Commodities	-	-	-	-	-	19	-	19
Private equity(g)	-	-	-	-	-	-	209	209
Insurance contracts	-	64	34	98	-	32	-	32

Total	$480	$440	$34	$954	$2,046	$1,089	$290	$3,425

(a)
Includes index funds that primarily track several indices including S&P 500 and S&P 600 in addition to other actively managed accounts, comprised of investments in large cap companies.

(b)
Includes investments in companies in emerging and developed markets.

(c)
Represents investments in U.S. and non-U.S. government issued bonds, U.S. government agency or sponsored agency bonds, and investment grade corporate bonds.

(d)
Consists primarily of investments in securities or debt obligations that have a rating below investment grade.

(e)
Comprised primarily of investments that are guaranteed by a U.S. government agency.

(f)
Includes funds comprised of macro, event driven, long/short equity, and controlled risk hedge fund strategies and a separately managed controlled risk strategy.

(g)
Includes funds that are diverse by geography, investment strategy, and sector.

Schedule of changes in Level 3 plan assets measured at fair value

At December 31, 2011 (in millions)	Balance Beginning of year	Net Realized and Unrealized Gains (Losses)	Purchases	Sales	Issuances	Settlements	Transfers In	Transfers Out	Balance at End of year	Changes in Unrealized Gains (Losses) on Instruments Held at End of year

Non-U.S. Plan Assets:
Other fixed income securities	$-	$-	$1	$-	$-	$-	$-	$-	$1	$-
Insurance contracts	34	3	2	-	-	-	-	-	39	-

Total	$34	$3	$3	$-	$-	$-	$-	$-	$40	$-

U.S. Plan Assets:
Fixed maturity
U.S. investment grade	$1	$-	$-	$-	$-	$-	$-	$-	$1	$-
U.S. and international high yield	-	-	-	-	-	(1)	1	-	-	1
Mortgage and other asset-backed securities	80	1	34	(79)	-	(1)	4	(3)	36	13
Private equity	209	5	30	(20)	-	(1)	-	-	223	(23)

Total	$290	$6	$64	$(99)	$-	$(3)	$5	$(3)	$260	$(9)

(in millions)	Balance Beginning of year	Net Realized and Unrealized Gains (Losses)	Purchases, Sales, Issuances and Settlements-Net	Transfers In (Out)	Balance at End of year	Changes in Unrealized Losses on Instruments Held at End of year

At December 31, 2010
Non-U.S. Plan Assets:
Real estate	$19	$-	$-	$(19)	$-	$-
Private equity	21	-	-	(21)	-	-
Insurance contracts	29	3	2	-	34	-

Total	$69	$3	$2	$(40)	$34	$-

U.S. Plan Assets:
Fixed maturity
U.S. investment grade	$1	$-	$-	$-	$1	$-
U.S. and international high yield	1	-	-	(1)	-	(1)
Mortgage and other asset-backed securities	52	7	24	(3)	80	(14)
Private equity	175	17	17	-	209	-

Total	$229	$24	$41	$(4)	$290	$(15)

Schedule of expected future benefit payments, net of participants' contributions

	Pension		Postretirement
(in millions)	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans	U.S. Plans

2012	$45	$276	$1	$16
2013	43	292	1	16
2014	44	298	1	17
2015	42	304	1	17
2016	45	311	1	18
2017 - 2021	266	1,654	8	104

Pensions
DEFINED BENEFIT PLAN DISCLOSURE
Schedule of accumulated benefit obligations

At December 31, (in millions)	2011	2010

Non-U.S. pension benefit plans	$895	$1,720
U.S. pension benefit plans	$4,291	$3,388

Schedule of projected benefit obligation in excess of the plan assets and the accumulated benefit obligation in excess of the plan assets

	PBO Exceeds Fair Value of Plan Assets				ABO Exceeds Fair Value of Plan Assets
	Non-U.S. Plans		U.S. Plans		Non-U.S. Plans		U.S. Plans
At December 31, (in millions)
	2011	2010	2011	2010	2011	2010	2011	2010

Projected benefit obligation	$956	$1,716	$4,438	$3,878	$916	$1,594	$4,438	$219
Accumulated benefit obligation	895	1,720	4,291	3,388	864	1,496	4,291	167
Fair value of plan assets	422	646	3,432	3,425	388	612	3,432	-

Non U.S. Pension Plans
DEFINED BENEFIT PLAN DISCLOSURE
Schedule of asset allocation percentage by major asset class and target allocation

At December 31,	Target 2012	Actual 2011	Actual 2010

Asset class:
Equity securities	36%	38%	57%
Fixed maturity securities	41%	39%	28%
Other investments	12%	6%	10%
Cash and cash equivalents	11%	17%	5%

Total	100%	100%	100%

U.S. Pension Plans
DEFINED BENEFIT PLAN DISCLOSURE
Schedule of asset allocation percentage by major asset class and target allocation

At December 31,	Target 2012	Actual 2011	Actual 2010

Asset class:
Equity securities	45%	52%	60%
Fixed maturity securities	30%	30%	22%
Other investments	25%	18%	18%

Total	100%	100%	100%

Postretirement Plans
DEFINED BENEFIT PLAN DISCLOSURE
Schedule of A one percent point change in the assumed healthcare cost trend rate

	One Percent Increase		One Percent Decrease
At December 31, (in millions)
	2011	2010	2011	2010

Non-U.S. plans	$11	$8	$(8)	$(6)
U.S. plans	$3	$4	$(3)	$(3)

U.S. Postretirement Plans
DEFINED BENEFIT PLAN DISCLOSURE
Schedule of assumed health care cost trend rates

At December 31,	2011		2010

Following year:
Medical (before age 65)	7.59%		7.75%
Medical (age 65 and older)	6.88%		7.00%

Ultimate rate to which cost increase is assumed to decline	4.50%		4.50%

Year in which the ultimate trend rate is reached:
Medical (before age 65)	2027	*	2027
Medical (age 65 and older)	2027	*	2027

*
Increase in ultimate trend rate is based on the current expectation of future increases in medical and prescription drug costs.

INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2011
INCOME TAXES
Schedule of income (loss) from continuing operations before income tax expense (benefit) by U.S. and foreign location

Years Ended December 31, (in millions)	2011	2010	2009

U.S.	$(1,626)	$15,118	$(17,180)
Foreign	725	4,548	2,738

Total	$(901)	$19,666	$(14,442)

Schedule of income tax expense (benefit) attributable to pre-tax income (loss) from continuing operations

Years Ended December 31, (in millions)	2011	2010	2009

Foreign and U.S. components of actual income tax expense:
Foreign:
Current	$303	$807	$1,573
Deferred	48	270	3,636
U.S.:
Current	(208)	(163)	1,229
Deferred	(19,907)	5,822	(8,493)

Total	$(19,764)	$6,736	$(2,055)

Schedule of reconciliation between actual income tax (benefit) expense and statutory U.S. federal amount computed by applying the federal income tax rate

	2011			2010			2009
Years Ended December 31, (dollars in millions)	Pre-Tax Income (Loss)	Tax Expense/ (Benefit)	Percent of Pre-Tax Income (Loss)	Pre-Tax Income (Loss)	Tax Expense/ (Benefit)	Percent of Pre-Tax Income (Loss)	Pre-Tax (Loss)	Tax Expense/ (Benefit)	Percent of Pre-Tax (Loss)

U.S. federal income tax at statutory rate	$2,604	$911	35.0%	$22,877	$8,007	35.0%	$(13,495)	$(4,723)	35.0%
Adjustments:
Tax exempt interest		(454)	(17.4)		(587)	(2.6)		(677)	5.0
Investment in subsidiaries and partnerships		(224)	(8.6)		(1,319)	(5.8)		(473)	3.5
Variable interest entities		(43)	(1.7)		(2)	(0.0)		435	(3.2)
Uncertain tax positions		(25)	(1.0)		(37)	(0.2)		874	(6.5)
Dividends received deduction		(52)	(2.0)		(108)	(0.5)		(117)	0.9
Effect of foreign operations		(386)	(14.8)		602	2.6		(497)	3.7
Bargain purchase gain		-	-		(116)	(0.5)		-	-
State income taxes		(87)	(3.3)		(126)	(0.6)		155	(1.2)
Other		131	5.0		184	0.8		313	(2.3)
Effect of discontinued operations		(190)	(7.3)		173	0.8		(1,827)	13.5
Effect of discontinued operations – goodwill		-	-		1,268	5.5		3	(0.0)
Valuation allowance:
Continuing operations		(18,307)	NM		1,361	6.0		2,986	(22.1)
Discontinued operations		-	-		1,292	5.7		(221)	1.6

Consolidated total amounts	2,604	(18,726)	NM	22,877	10,592	46.3	(13,495)	(3,769)	27.9
Amounts attributable to discontinued operations	3,505	1,038	29.6	3,211	3,856	120.1	947	(1,714)	(180.9)

Amounts attributable to continuing operations	$(901)	$(19,764)	NM %	$19,666	$6,736	34.3%	$(14,442)	$(2,055)	14.2%

Schedule of components of the net deferred tax asset

December 31, (in millions)	2011	2010

Deferred tax assets:
Losses and tax credit carryforwards	$28,223	$25,195
Unrealized loss on investments	2,436	3,223
Accruals not currently deductible, and other	6,431	3,036
Investments in foreign subsidiaries and joint ventures	1,432	2,207
Loss reserve discount	1,260	1,264
Loan loss and other reserves	877	1,093
Unearned premium reserve reduction	1,696	825
Employee benefits	1,217	1,034

Total deferred tax assets	43,572	37,877

Deferred tax liabilities:
Adjustment to life policy reserves	(1,978)	(458)
Deferred policy acquisition costs	(3,340)	(2,594)
Flight equipment, fixed assets and intangible assets	(4,530)	(4,753)
Unrealized gains related to available for sale debt securities	(4,010)	(3,317)
Other	(378)	(466)

Total deferred tax liabilities	(14,236)	(11,588)

Net deferred tax assets before valuation allowance	29,336	26,289
Valuation allowance	(11,047)	(27,548)

Net deferred tax assets (liabilities)	$18,289	$(1,259)

Schedule of consolidated income tax group tax losses and credits carryforwards

December 31, 2011 (in millions)	Gross	Tax Effected	Expiration Periods

Net operating loss carryforwards	$45,273	$15,846	2028 - 2031
Capital loss carryforwards – Life	21,213	7,425	2013 - 2014
Capital loss carryforwards – Non-Life	88	30	2014 - 2015
Foreign tax credit carryforwards	-	4,609	2016 - 2021
Other carryforwards and other	-	496	Various

Total AIG U.S. consolidated income tax group tax losses and credits carryforwards		$28,406

Schedule of net deferred tax assets (liabilities)

	December 31,
(in millions)	2011	2010

Net U.S. consolidated return group deferred tax assets	$29,442	$28,423
Net deferred tax assets (liabilities) in Other comprehensive income	(3,041)	(2,975)
Valuation allowance	(7,240)	(25,626)

Subtotal	19,161	(178)

Net foreign, state & local deferred tax assets*	2,935	2,132
Valuation allowance	(3,807)	(3,213)

Subtotal	(872)	(1,081)

Total AIG net deferred tax assets (liabilities)	$18,289	$(1,259)

*
Amount includes deferred tax liabilities for certain jurisdictions which are not available to offset deferred tax assets from other jurisdictions.

Schedule of rollforward of the beginning and ending balances of the total amounts of gross unrecognized tax benefits

Years Ended December 31, (in millions)	2011	2010	2009

Gross unrecognized tax benefits, beginning of year	$5,296	$4,843	$3,368
Increases in tax positions for prior years	239	888	1,628
Decreases in tax positions for prior years	(1,046)	(470)	(132)
Increases in tax positions for current year	48	49	142
Lapse in statute of limitations	(7)	(6)	(47)
Settlements	(259)	(12)	(9)
Activity of discontinued operations	8	-	(46)
Less: Unrecognized tax benefits of held for sale entities	-	4	(61)

Gross unrecognized tax benefits, end of year	$4,279	$5,296	$4,843

Schedule of tax years that remain subject to examination by major tax jurisdictions

At December 31, 2011	Open Tax Years

Major Tax Jurisdiction
United States	2000 - 2010
France	2008 - 2010
Hong Kong	2004 - 2009
Japan	2006 - 2010
Korea	2009
Malaysia	2002 - 2010
Taiwan	2007 - 2010
Thailand	2006 - 2010
United Kingdom	2008 - 2009

QUARTERLY FINANCIAL INFORMATION (UNAUDITED) (Tables)	12 Months Ended
Dec. 31, 2011
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
Consolidated Statements of Income (Loss)

	Three Months Ended
	March 31,		June 30,		September 30,		December 31,
(dollars in millions, except per share data)
	2011	2010	2011	2010	2011	2010	2011	2010

Total revenues	$17,439	$18,560	$16,680	$18,318	$12,719	$19,456	$17,419	$21,203
Income (loss) from continuing operations before income tax expense (benefit)	(1,310)	1,684	1,794	1,235	(4,270)	179	2,885	16,568
Income (loss) from discontinued operations, net of income tax expense (benefit)	2,585	295	(37)	(2,645)	(221)	(1,869)	140	3,574
Net income (loss)	1,501	2,444	2,053	(2,321)	(3,826)	(2,225)	21,602	14,387
Net income from continuing operations attributable to noncontrolling interests:
Nonvoting, callable, junior, and senior preferred interests	252	519	141	508	145	388	96	403
Other	(55)	119	64	20	19	104	27	112

Total net income from continuing operations attributable to noncontrolling interests	197	638	205	528	164	492	123	515
Net income (loss) attributable to AIG	$1,297	$1,796	$1,836	$(2,862)	$(3,990)	$(2,729)	$21,479	$13,853

Earnings (loss) per common share attributable to AIG common shareholders:
Basic:
Income (loss) from continuing operations	$(1.34)	$2.26	$1.03	$(1.52)	$(1.99)	$(6.23)	$11.24	$15.30
Income (loss) from discontinued operations	$1.65	$0.42	$(0.03)	$(19.56)	$(0.11)	$(13.85)	$0.07	$5.28
Diluted:
Income (loss) from continuing operations	$(1.34)	$2.26	$1.03	$(1.52)	$(1.99)	$(6.23)	$11.24	$15.30
Income (loss) from discontinued operations	$1.65	$0.42	$(0.03)	$(19.56)	$(0.11)	$(13.85)	$0.07	$5.28

Weighted average shares outstanding:
Basic	1,557,748,353	135,658,680	1,836,713,069	135,813,034	1,899,500,628	135,879,125	1,898,734,116	138,395,856
Diluted	1,557,748,353	135,724,939	1,836,771,513	135,813,034	1,899,500,628	135,879,125	1,898,845,071	138,447,775

Noteworthy quarterly items – income (expense):
Other-than-temporary impairments	(254)	(864)	(181)	(583)	(496)	(824)	(349)	(768)
Net gain (loss) on sale of divested businesses	(72)	(73)	(2)	205	(2)	4	2	19,430
Adjustment to federal and foreign deferred tax valuation allowance	(529)	775	588	(532)	(1,162)	20	19,410	(1,624)
Accelerated amortization of prepaid commitment fee asset	-	(162)	-	(76)	-	(762)	-	(705)
Reserve strengthening charge	-	-	-	-	-	-	-	(4,203)
Net gain (loss) on extinguishment of debt	(3,313)	-	(79)	-	-	-	484	(104)
Aircraft Leasing impairment charges, fair value adjustments and lease-related charges	(113)	(431)	(42)	(66)	(1,518)	(465)	(16)	(742)
Change in fair value of AIA securities	1,062	-	1,521	-	(2,315)	-	1,021	(638)
Change in fair value of Maiden Lane Interests	995	911	(843)	478	(974)	457	218	459

INFORMATION PROVIDED IN CONNECTION WITH OUTSTANDING DEBT (Tables)	12 Months Ended
Dec. 31, 2011
INFORMATION PROVIDED IN CONNECTION WITH OUTSTANDING DEBT
Condensed Consolidating Balance Sheet

(in millions)	American International Group, Inc. (As Guarantor)	SAFG, Inc.	Other Subsidiaries	Reclassifications and Eliminations	Consolidated AIG

December 31, 2011
Assets:
Short-term investments	$12,868	$-	$14,110	$(4,406)	$22,572
Other investments(a)	6,599	-	481,525	(100,258)	387,866

Total investments	19,467	-	495,635	(104,664)	410,438
Cash	176	13	1,285	-	1,474
Loans to subsidiaries(b)	39,971	-	(39,971)	-	-
Debt issuance costs	196	-	297	-	493
Investment in consolidated subsidiaries(b)	79,802	32,361	(11,600)	(100,563)	-
Other assets, including current and deferred income taxes	24,317	2,704	117,231	(4,297)	139,955

Total assets	$163,929	$35,078	$562,877	$(209,524)	$552,360

Liabilities:
Insurance liabilities	$-	$-	$282,790	$(274)	$282,516
Other long-term debt	35,906	1,638	138,240	(100,531)	75,253
Other liabilities, including intercompany balances(a)(c)	14,169	2,402	75,132	(8,028)	83,675
Loans from subsidiaries(b)	12,316	249	(12,565)	-	-

Total liabilities	62,391	4,289	483,597	(108,833)	441,444

Redeemable noncontrolling interests (see Note 1):
Nonvoting, callable, junior preferred interests held by Department of the Treasury	-	-	-	8,427	8,427
Other	-	-	29	67	96

Total redeemable noncontrolling interests	-	-	29	8,494	8,523

Total AIG shareholders' equity	101,538	30,789	78,859	(109,648)	101,538
Other noncontrolling interests	-	-	392	463	855

Total noncontrolling interests	-	-	392	463	855

Total equity	101,538	30,789	79,251	(109,185)	102,393

Total liabilities and equity	$163,929	$35,078	$562,877	$(209,524)	$552,360

CONDENSED CONSOLIDATING BALANCE SHEET (Continued)

(in millions)	American International Group, Inc. (As Guarantor)	SAFG, Inc.	Other Subsidiaries	Reclassifications and Eliminations	Consolidated AIG

December 31, 2010
Assets:
Short-term investments	$5,602	$-	$39,907	$(1,771)	$43,738
Other investments(a)	5,852	-	486,494	(125,672)	366,674

Total investments	11,454	-	526,401	(127,443)	410,412
Cash	49	-	1,509	-	1,558
Loans to subsidiaries(b)	61,630	-	(61,630)	-	-
Debt issuance costs, including prepaid commitment fee asset of $3,628	3,838	-	241	-	4,079
Investment in consolidated subsidiaries(b)	88,834	31,152	(6,788)	(113,198)	-
Other assets, including current and deferred income taxes	6,066	2,717	144,779	1,001	154,563
Assets held for sale	-	-	104,961	-	104,961

Total assets	$171,871	$33,869	$709,473	$(239,640)	$675,573

Liabilities:
Insurance liabilities	$-	$-	$274,590	$(237)	$274,353
Federal Reserve Bank of New York credit facility	20,985	-	-	-	20,985
Other long-term debt	40,443	1,637	167,532	(124,136)	85,476
Other liabilities, including intercompany balances(a)(c)	31,586	3,643	59,336	(2,939)	91,626
Loans from subsidiaries(b)	1	379	(380)	-	-
Liabilities held for sale	-	-	95,911	12	95,923

Total liabilities	93,015	5,659	596,989	(127,300)	568,363

Redeemable noncontrolling nonvoting, callable, junior preferred interests	-	-	207	227	434
Total AIG shareholders' equity	78,856	28,210	111,178	(139,388)	78,856
Noncontrolling interests:
Nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	-	-	-	26,358	26,358
Other	-	-	1,099	463	1,562

Total noncontrolling interests	-	-	1,099	26,821	27,920

Total equity	78,856	28,210	112,277	(112,567)	106,776

Total liabilities and equity	$171,871	$33,869	$709,473	$(239,640)	$675,573

(a)
Includes intercompany derivative asset positions, which are reported at fair value before credit valuation adjustment.

(b)
Eliminated in consolidation.

(c)
For December 31, 2011 and December 31, 2010, includes intercompany tax payable of $9.8 billion and $28.1 billion, respectively, and intercompany derivative liabilities of $901 million and $150 million, respectively, for American International Group, Inc. (As Guarantor) and intercompany tax receivable of $128 million and $152 million, respectively, for SAFG, Inc.

Condensed Consolidating Statement of Income (Loss)

(in millions)	American International Group, Inc. (As Guarantor)	SAFG, Inc.	Other Subsidiaries	Reclassifications and Eliminations	Consolidated AIG

Year Ended December 31, 2011
Revenues:
Equity in earnings of consolidated subsidiaries(a)	$6,260	$159	$-	$(6,419)	$-
Change in fair value of ML III	(723)	-	77	-	(646)
Other income(b)	1,088	1,616	63,388	(1,189)	64,903

Total revenues	6,625	1,775	63,465	(7,608)	64,257

Expenses:
Interest expense on FRBNY Credit Facility	72	-	-	(2)	70
Other interest expense(c)	2,845	281	1,864	(1,189)	3,801
Net loss on extinguishment of debt	2,847	-	61	-	2,908
Other expenses	867	-	57,512	-	58,379

Total expenses	6,631	281	59,437	(1,191)	65,158

Income (loss) from continuing operations before income tax expense (benefit)	(6)	1,494	4,028	(6,417)	(901)
Income tax expense (benefit)(d)	(19,695)	(103)	34	-	(19,764)

Income (loss) from continuing operations	19,689	1,597	3,994	(6,417)	18,863
Income (loss) from discontinued operations	933	-	1,536	(2)	2,467

Net income (loss)	20,622	1,597	5,530	(6,419)	21,330
Less:
Net income from continuing operations attributable to noncontrolling interests:
Nonvoting, callable, junior and senior preferred interests	-	-	-	634	634
Other	-	-	55	-	55

Total income from continuing operations attributable to noncontrolling interests	-	-	55	634	689
Income from discontinued operations attributable to noncontrolling interests	-	-	19	-	19

Total net income attributable to noncontrolling interests	-	-	74	634	708

Net income (loss) attributable to AIG	$20,622	$1,597	$5.456	$(7,053)	$20,622

(a)
Eliminated in consolidation.

(b)
Includes intercompany income of $489 million 2011 for American International Group, Inc. (As Guarantor).

(c)
Includes intercompany interest expense of $700 million for 2011 for American International Group, Inc. (As Guarantor).

(d)
The income tax benefit includes the effect of releasing a significant portion of the deferred tax asset valuation allowance. See Note 22 herein for additional information.

CONDENSED CONSOLIDATING STATEMENT OF INCOME (LOSS) (continued)

(in millions)	American International Group, Inc. (As Guarantor)	SAFG, Inc.	Other Subsidiaries	Reclassifications and Eliminations	Consolidated AIG

Year Ended December 31, 2010
Revenues:
Equity in earnings of consolidated subsidiaries(a)	$21,385	$1,695	$—	$(23,080)	$—
Change in fair value of ML III	-	-	1,792	-	1,792
Other income(b)	3,046	246	75,111	(2,658)	75,745

Total revenues	24,431	1,941	76,903	(25,738)	77,537

Expenses:
Interest expense on FRBNY Credit Facility	4,107	-	-	(79)	4,028
Other interest expense(c)	2,279	378	3,950	(2,654)	3,953
Net loss on extinguishment of debt	104	-	-	-	104
Other expenses	1,664	-	48,122	-	49,786

Total expenses	8,154	378	52,072	(2,733)	57,871

Income (loss) from continuing operations before income tax expense (benefit)	16,277	1,563	24,831	(23,005)	19,666
Income tax expense (benefit)(d)	5,402	(101)	1,435	-	6,736

Income (loss) from continuing operations	10,875	1,664	23,396	(23,005)	12,930
Income (loss) from discontinued operations	(817)	-	251	(79)	(645)

Net income (loss)	10,058	1,664	23,647	(23,084)	12,285
Less:
Net income from continuing operations attributable to noncontrolling interests:
Nonvoting, callable, junior and senior preferred interests	-	-	-	1,818	1,818
Other	-	-	355	-	355

Total income from continuing operations attributable to noncontrolling interests	-	-	355	1,818	2,173
Income from discontinued operations attributable to noncontrolling interests	-	-	54	-	54

Total net income attributable to noncontrolling interests	-	-	409	1,818	2,227

Net income (loss) attributable to AIG	$10,058	$1,664	$23,238	$(24,902)	$10,058

(a)
Eliminated in consolidation.

(b)
Includes intercompany income of $2.6 billion for 2010 for American International Group, Inc. (As Guarantor).

(c)
Includes intercompany interest expense of $28 million for 2010 for American International Group, Inc. (As Guarantor).

(d)
Income taxes recorded by American International Group, Inc. (As Guarantor) include deferred tax expense attributable to foreign businesses sold and a valuation allowance to reduce the consolidated deferred tax asset to the amount more likely than not to be realized.

CONDENSED CONSOLIDATING STATEMENT OF INCOME (LOSS) (continued)

(in millions)	American International Group, Inc. (As Guarantor)	SAFG, Inc.	Other Subsidiaries	Reclassifications and Eliminations	Consolidated AIG

Year Ended December 31, 2009
Revenues:
Equity in earnings of consolidated subsidiaries(a)	$(226)	$(366)	$—	$592	$—
Change in fair value of ML III	(1,401)	-	1,820	-	419
Other income(b)	4,166	199	74,100	(3,437)	75,028

Total revenues	2,539	(167)	75,920	(2,845)	75,447

Expenses:
Interest expense on FRBNY Credit Facility	10,381	-	-	(89)	10,292
Other interest expense(c)	2,496	355	4,652	(3,437)	4,066
Other expenses	1,637	-	73,894	-	75,531

Total expenses	14,514	355	78,546	(3,526)	89,889

Income (loss) from continuing operations before income tax expense (benefit)	(11,975)	(522)	(2,626)	681	(14,442)
Income tax expense (benefit)(d)	(2,798)	(7)	750	-	(2,055)

Income (loss) from continuing operations	(9,177)	(515)	(3,376)	681	(12,387)
Income (loss) from discontinued operations	815	-	1,935	(89)	2,661

Net income (loss)	(8,362)	(515)	(1,441)	592	(9,726)
Less:
Net income (loss) from continuing operations attributable to noncontrolling interests:
Nonvoting, callable, junior and senior preferred interests	-	-	96	44	140
Other	-	-	(1,576)	-	(1,576)

Total income (loss) from continuing operations attributable to noncontrolling interests	-	-	(1,480)	44	(1,436)
Income from discontinued operations attributable to noncontrolling interests	-	-	72	-	72

Total net income (loss) attributable to noncontrolling interests	-	-	(1,408)	44	(1,364)

Net income (loss) attributable to AIG	$(8,362)	$(515)	$(33)	$548	$(8,362)

(a)
Eliminated in consolidation.

(b)
Includes intercompany income of $3.4 billion for 2009 for American International Group, Inc. (As Guarantor).

(c)
Includes intercompany interest expense of $27 million for 2009 for American International Group, Inc. (As Guarantor).

(d)
Income taxes recorded by American International Group, Inc. (As Guarantor) include deferred tax expense attributable to foreign businesses sold and a valuation allowance to reduce the consolidated deferred tax asset to the amount more likely than not to be realized.

Condensed Consolidating Statement of Comprehensive Income (Loss)

(in millions)	American International Group, Inc. (As Guarantor)	SAFG, Inc.	Other Subsidiaries	Reclassifications and Eliminations	Consolidated AIG

Year Ended December 31, 2011
Net income (loss)	$20,622	$1,597	$5,530	$(6,419)	$21,330
Other comprehensive income (loss)	(2,604)	-	(1,809)	1,809	(2,604)

Comprehensive income (loss)	18,018	1,597	3,721	(4,610)	18,726
Total comprehensive income (loss) attributable to noncontrolling interests	(121)	-	73	635	587

Total comprehensive income (loss) attributable to AIG	$18,139	$1,597	$3,648	$(5,245)	$18,139

Year Ended December 31, 2010
Net income (loss)	$10,058	$1,664	$23,647	$(23,084)	$12,285
Other comprehensive income (loss)	2,963	-	11,968	(11,968)	2,963

Comprehensive income (loss)	13,021	1,664	35,615	(35,052)	15,248
Total comprehensive income attributable to noncontrolling interests	181	-	415	1,812	2,408

Comprehensive income (loss) attributable to AIG	$12,840	$1,664	$35,200	$(36,864)	$12,840

Year Ended December 31, 2009
Net income (loss)	$(8,362)	$(515)	$(1,441)	$592	$(9,726)
Other comprehensive income (loss)	21,799	-	8,366	(8,366)	21,799

Comprehensive income (loss)	13,437	(515)	6,925	(7,774)	12,073
Total comprehensive income (loss) attributable to noncontrolling interests	388	-	(1,407)	43	(976)

Comprehensive income (loss) attributable to AIG	$13,049	$(515)	$8,332	$(7,817)	$13,049

Condensed Consolidating Statement of Cash Flows

(in millions)	American International Group, Inc. (As Guarantor)	SAFG, Inc.	Other Subsidiaries and Eliminations	Consolidated AIG

Year Ended December 31, 2011
Net cash (used in) provided by operating activities – continuing operations	$(5,600)	$1,277	$988	$(3,335)
Net cash (used in) provided by operating activities – discontinued operations	-	-	3,370	3,370

Net cash (used in) provided by operating activities	(5,600)	1,277	4,358	35

Cash flows from investing activities:
Sales of investments	2,565	-	82,468	85,033
Sales of divested businesses, net	1,075	-	(488)	587
Purchase of investments	(19)	-	(101,136)	(101,155)
Loans to subsidiaries – net	3,757	-	(3,757)	-
Contributions to subsidiaries – net*	(15,973)	(2)	15,975	-
Net change in restricted cash	1,945	-	25,299	27,244
Net change in short-term investments	(7,130)	-	27,118	19,988
Other, net*	1,543	-	(1,386)	157

Net cash (used in) provided by investing activities – continuing operations	(12,237)	(2)	44,093	31,854
Net cash (used in) provided by investing activities – discontinued operations	-	-	4,478	4,478

Net cash (used in) provided by investing activities	(12,237)	(2)	48,571	36,332

Cash flows from financing activities:
Federal Reserve Bank of New York credit facility repayments	(14,622)	-	-	(14,622)
Issuance of other long-term debt	2,135	117	5,510	7,762
Repayments on other long-term debt	(6,181)	-	(11,629)	(17,810)
Proceeds from drawdown on the Department of the Treasury Commitment*	20,292	-	-	20,292
Issuance of Common Stock	5,055	-	-	5,055
Purchase of Common Stock	(70)	-	-	(70)
Intercompany loans – net	11,519	(1,379)	(10,140)	-
Other, net*	(164)	-	(35,427)	(35,591)

Net cash (used in) provided by financing activities – continuing operations	17,964	(1,262)	(51,686)	(34,984)
Net cash (used in) provided by financing activities – discontinued operations	-	-	(1,942)	(1,942)

Net cash (used in) provided by financing activities	17,964	(1,262)	(53,628)	(36,926)
Effect of exchange rate changes on cash	-	-	29	29

Change in cash	127	13	(670)	(530)
Cash at beginning of period	49	-	1,509	1,558
Change in cash of businesses held for sale	-	-	446	446

Cash at end of period	$176	$13	$1,285	$1,474

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS (Continued)

(in millions)	American International Group, Inc. (As Guarantor)	SAFG, Inc.	Other Subsidiaries and Eliminations	Consolidated AIG

Year Ended December 31, 2010
Net cash (used in) provided by operating activities – continuing operations	$(1,942)	$(141)	$11,786	$9,703
Net cash (used in) provided by operating activities – discontinued operations	-	-	7,207	7,207

Net cash (used in) provided by operating activities	(1,942)	(141)	18,993	16,910

Cash flows from investing activities:
Sales of investments	3,997	-	89,091	93,088
Sales of divested businesses, net	278	-	21,482	21,760
Purchase of investments	(55)	-	(93,056)	(93,111)
Loans to subsidiaries – net	5,703	-	(5,703)	-
Contributions to subsidiaries – net	(2,574)	-	2,574	-
Net change in restricted cash	(183)	-	(26,932)	(27,115)
Net change in short-term investments	(4,291)	-	(942)	(5,233)
Other, net	(300)	-	(32)	(332)

Net cash (used in) provided by investing activities – continuing operations	2,575	-	(13,518)	(10,943)
Net cash (used in) provided by investing activities – discontinued operations	-	-	718	718

Net cash (used in) provided by investing activities	2,575	-	(12,800)	(10,225)

Cash flows from financing activities:
Federal Reserve Bank of New York credit facility borrowings	19,900	-	-	19,900
Federal Reserve Bank of New York credit facility repayments	(19,110)	-	(4,068)	(23,178)
Issuance of other long-term debt	1,996	-	11,050	13,046
Repayments on other long-term debt	(3,681)	(500)	(11,795)	(15,976)
Proceeds from drawdown on the Department of the Treasury Commitment	2,199	-	-	2,199
Intercompany loans – net	(1,777)	639	1,138	-
Other, net	(168)	-	(1,368)	(1,536)

Net cash (used in) provided by financing activities – continuing operations	(641)	139	(5,043)	(5,545)
Net cash (used in) provided by financing activities – discontinued operations	-	-	(3,716)	(3,716)

Net cash (used in) provided by financing activities	(641)	139	(8,759)	(9,261)

Effect of exchange rate changes on cash	-	-	39	39

Change in cash	(8)	(2)	(2,527)	(2,537)
Cash at beginning of period	57	2	4,341	4,400
Change in cash of businesses held for sale	-	-	(305)	(305)

Cash at end of period	$49	$-	$1,509	$1,558

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS (Continued)

(in millions)	American International Group, Inc. (As Guarantor)	SAFG, Inc.	Other Subsidiaries and Eliminations	Consolidated AIG

Year Ended December 31, 2009
Net cash (used in) provided by operating activities – continuing operations	$(1,393)	$(120)	$13,796	$12,283
Net cash (used in) provided by operating activities – discontinued operations	-	-	6,301	6,301

Net cash (used in) provided by operating activities	(1,393)	(120)	20,097	18,584

Cash flows from investing activities:
Sales of investments	1,981	-	86,199	88,180
Sales of divested businesses, net	857	169	4,252	5,278
Purchase of investments	(400)	-	(79,866)	(80,266)
Loans to subsidiaries – net	(5,927)	-	5,927	-
Contributions to subsidiaries – net	(5,683)	(2,350)	8,033	-
Net change in restricted cash	99	-	(349)	(250)
Net change in short-term investments	702	-	(9,723)	(9,021)
Other, net	(254)	-	2,739	2,485

Net cash (used in) provided by investing activities – continuing operations	(8,625)	(2,181)	17,212	6,406
Net cash (used in) provided by investing activities – discontinued operations	-	-	(628)	(628)

Net cash (used in) provided by investing activities	(8,625)	(2,181)	16,584	5,778

Cash flows from financing activities:
Federal Reserve Bank of New York credit facility borrowings	32,526	-	-	32,526
Federal Reserve Bank of New York credit facility repayments	(26,400)	-	(26)	(26,426)
Issuance of other long-term debt	-	-	3,452	3,452
Repayments on other long-term debt	(2,931)	-	(16,520)	(19,451)
Proceeds from drawdown on the Department of the Treasury Commitment	5,344	-	-	5,344
Intercompany loans – net	1,563	1,103	(2,666)	-
Other, net	(130)	1,200	(17,525)	(16,455)

Net cash (used in) provided by financing activities – continuing operations	9,972	2,303	(33,285)	(21,010)
Net cash (used in) provided by financing activities – discontinued operations	-	-	(7,987)	(7,987)

Net cash (used in) provided by financing activities	9,972	2,303	(41,272)	(28,997)

Effect of exchange rate changes on cash	-	-	533	533

Change in cash	(46)	2	(4,058)	(4,102)
Cash at beginning of period	103	-	8,539	8,642
Change in cash of businesses held for sale	-	-	(140)	(140)

Cash at end of period	$57	$2	$4,341	$4,400

*
Includes activities related to the Recapitalization. See Note 17 herein.

Supplementary disclosure of cash flow information

	American International Group, Inc. (As Guarantor)	SAFG, Inc.	Other Subsidiaries and Eliminations	Consolidated AIG

Cash (paid) received during the year ended December 31, 2011 for:
Interest:
Third party*	$(6,909)	$(129)	$(1,947)	$(8,985)
Intercompany	(311)	(153)	464	-
Taxes:
Income tax authorities	$13	$-	$(729)	$(716)
Intercompany	(335)	-	335	-

Cash (paid) received during the year ended December 31, 2010 for:
Interest:
Third party	$(2,493)	$(152)	$(2,521)	$(5,166)
Intercompany	(12)	(226)	238	-
Taxes:
Income tax authorities	$(32)	$-	$(970)	$(1,002)
Intercompany	859	-	(859)	-

Cash (paid) received during the year ended December 31, 2009 for:
Interest:
Third party	$(2,595)	$(166)	$(3,016)	$(5,777)
Intercompany	(6)	(186)	192	-
Taxes:
Income tax authorities	$1,140	$-	$(1,366)	$(226)
Intercompany	(1,287)	(21)	1,308	-

*
Includes payment of FRBNY Credit Facility accrued compounded interest of $4.7 billion in the first quarter of 2011.

Supplementary disclosure of non-cash activities

Year Ended December 31, (in millions)	2011	2010	2009

Intercompany non-cash financing and investing activities:
Paydown of FRBNY Credit Facility by subsidiary	$-	$4,068	$26
Return of capital and dividend received in the form of bond trading securities	3,668	-	-
Capital contributions to subsidiaries through forgiveness of loans	-	2,510	287
Intercompany loan receivable offset by intercompany payable	18,284	1,364	-
Investment assets received through reduction of intercompany loan receivable	-	468	-
Settlement of payable to subsidiary with return of capital from subsidiary	-	-	15,500
Exchange of intercompany payable with loan payable	-	469	-
Exchange of intercompany receivable with loan receivable	-	-	528
Capital contributions in the form of bonds	-	-	2,698
Other capital contributions – net	523	346	2,834

BASIS OF PRESENTATION AND SIGNIFICANT EVENTS (Details) (USD $)	12 Months Ended				12 Months Ended			1 Months Ended		1 Months Ended							12 Months Ended	1 Months Ended	12 Months Ended	1 Months Ended		12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Jan. 14, 2011	Dec. 31, 2011 Minimum country	Dec. 31, 2011 Maximum	Dec. 31, 2009 Preferred Stock	Jan. 31, 2011 Warrants issued in connection with the recapitalization Y	Jan. 19, 2011 Warrants issued in connection with the recapitalization	May 31, 2011 Common Stock	May 27, 2011 Common Stock	Dec. 31, 2011 Series C	Dec. 31, 2011 Series C Preferred Stock	Dec. 31, 2011 Series E	Dec. 31, 2011 Series E Preferred Stock	Dec. 31, 2011 Series F Preferred Stock	Dec. 31, 2011 Series G Preferred Stock	Oct. 31, 2010 AIA Group	Dec. 31, 2010 AIA Group	Jan. 31, 2011 Department of the Treasury	Jan. 14, 2011 Department of the Treasury	Dec. 31, 2011 Department of the Treasury Registration Rights Agreement occurrence	Dec. 31, 2011 Department of the Treasury Series G
Recapitalization
Number of Countries in which the entity operates					130
Percentage ownership of voting rights of a variable interest entities					20.00%	50.00%
Recapitalization
Accelerated amortization of prepaid commitment fee asset due to the expected permanent reduction of the FRBNY Facility	$ 3,300,000,000			$ 3,283,000,000
Number of ordinary shares issued through initial public offering																		8,080,000,000
Ownership percentage held																		33.00%		92.00%
Ownership percentage sold																			67.00%
Proceeds from drawdown on the Department of the Treasury Commitment	20,292,000,000	2,199,000,000	5,344,000,000
Preferred stock, par value (in dollars per share)	$ 5												$ 5		$ 5	$ 5	$ 5
Amount designated to be available from drawdown on the Department of Treasury's commitment																							2,000,000,000
Common stock, par value (in dollars per share)	$ 2.5	$ 2.5																			$ 2.5
Liquidation preference (in dollars per share)																							$ 0
Exchange of preferred stock for common stock in connection with recapitalization (in shares)												562,868,096		924,546,133									167,623,733
Maximum times that a registered market offering can be demanded in any 12 month period																						2
Approval of terms, ownership threshold (as a percent)																						33.00%
Registration limit, liquidity considerations																						2,000,000,000
Liquidity threshold for determining the amount that can be raised in a registered primary offering by the entity																						8,000,000,000
Issue of Warrants
Term of warrants (in years)								10
Number of securities issued under warrants (in shares)									74,997,778
Exercise price of warrants (in dollars per share)									$ 45
Number of securities withheld for tax purposes (in shares)									67,650
Common Stock Offering
Issuances (in shares)	100,799,653									100,000,000							20,000						20,000
Proceeds from issuance of common stock							23,000,000,000			2,887,000,000
Aggregate net proceeds from issuance of common stock	5,055,000,000
Common stock sold by the Department of the Treasury (in shares)										200,000,000
Net proceeds from offering to fund Consolidated 2004 Securities Litigation settlement											$ 550,000,000
Interest ownership by the Department of the Treasury before stock offering and sale (as a percent)										92.00%
Interest ownership by the Department of the Treasury after stock offering and sale (as a percent)	77.00%
Interest ownership by the Department of the Treasury (as a percent)										77.00%

BASIS OF PRESENTATION AND SIGNIFICANT EVENTS (Details 2) (USD $)	Oct. 12, 2011 Chartis	Oct. 31, 2011 Old 364-Day Syndicated Facility D	Oct. 31, 2011 New 364-Day Syndicated Facility D	Oct. 12, 2011 New 364-Day Syndicated Facility	Sep. 30, 2011 4.25% notes due 2014	Sep. 13, 2011 4.25% notes due 2014	Sep. 30, 2011 4.875% notes due 2016	Sep. 13, 2011 4.875% notes due 2016	Oct. 31, 2011 3-Year Syndicated Facility Y	Oct. 31, 2011 4-Year Syndicated Facility Y	Oct. 12, 2011 4-Year Syndicated Facility	Dec. 31, 2011 4-Year Syndicated Facility - Revolving Loan	Oct. 12, 2011 4-Year Syndicated Facility - Revolving Loan	Oct. 12, 2011 4-Year Syndicated Facility - Letter of Credit	Oct. 31, 2011 Contingent Credit Facility Y	Dec. 31, 2010 Contingent Credit Facility	Oct. 31, 2011 Contingent Credit Facility Maximum	Dec. 31, 2010 Contingent Credit Facility Maximum
September 2011 Debt Offering and October 2011 Syndicated Credit and Contingent Liquidity Facilities
Amount of debt issued					$ 1,200,000,000		$ 800,000,000
Stated interest rate (as a percent)						4.25%		4.88%				2.44%
Term of credit facility (in years)		364	364						3	4
Maximum borrowing capacity				1,500,000,000							3,000,000,000		3,000,000,000	1,500,000,000
Previously issued letters of credit	1,300,000,000
Remaining borrowing capacity											1,700,000,000			200,000,000
Term of right to enter into put option agreements (in years)															1
Aggregate notional amount of put option agreements																500,000,000	500,000,000
Term of right to issue senior debt pursuant to put option agreements (in years)															5
Amount of senior debt the entity has the right to issue pursuant to put option agreements																	$ 500,000,000	$ 500,000,000

BASIS OF PRESENTATION AND SIGNIFICANT EVENTS (Details 3) (USD $)	1 Months Ended	3 Months Ended				12 Months Ended			1 Months Ended		12 Months Ended	1 Months Ended	12 Months Ended		1 Months Ended	3 Months Ended
	Nov. 30, 2011	Dec. 31, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Feb. 28, 2011 Star/Edison Sale	Sep. 30, 2010 Star/Edison Sale	Dec. 31, 2011 Star/Edison Sale	Aug. 31, 2011 Nan Shan	Dec. 31, 2011 Nan Shan	Jan. 12, 2011 Nan Shan	Mar. 31, 2011 MetLife Inc. (MetLife) publicoffering	Mar. 31, 2011 MetLife Inc. (MetLife)	Mar. 08, 2011 MetLife Inc. (MetLife)	Mar. 02, 2011 MetLife Inc. (MetLife)
Sale of businesses and securities
Deferred gain on conversion of debt	$ 65,000,000
Gain on conversion of debt	484,000,000	484,000,000	(79,000,000)	(3,313,000,000)	(104,000,000)	(2,908,000,000)	(104,000,000)
Ownership interest in discontinued operation (as a percent)														97.57%
Proceeds from divestiture of businesses									4,800,000,000	4,800,000,000		2,150,000,000			9,600,000,000
Consideration received in cash, including the assumption of debt									4,800,000,000
Amount of debt assumed by purchaser in cash as part of total consideration received									4,200,000,000
Amount of debt assumed by purchaser as part of total consideration received									600,000,000	600,000,000	0
Consideration retained out of the proceeds of sale of the business									2,000,000,000
Gain (loss) on sale of business, pre-tax									3,500,000,000				1,000,000,000
Common stock, par value (in dollars per share)		$ 2.5			$ 2.5	$ 2.5	$ 2.5											$ 0.01
Number of separate underwritten public offerings															2
Repayment of Department of Treasury SPV Preferred Interests																	6,600,000,000
Loss on disposition of securities																348,000,000
Loss on securities recorded in Net realized capital gains (losses)						(541,000,000)	164,000,000	5,210,000,000								191,000,000
Loss on securities recorded in Net investment income																$ 157,000,000

BASIS OF PRESENTATION AND SIGNIFICANT EVENTS (Details 4) (USD $) In Millions, unless otherwise specified	1 Months Ended	12 Months Ended
	Jan. 31, 2011	Dec. 31, 2011 country	Dec. 31, 2010	Dec. 31, 2009
BASIS OF PRESENTATION AND SIGNIFICANT EVENTS
Minimum number of entities, potential for regulatory limitations		1
Cash paid during the period for:
Interest		$ (8,985)	$ (5,166)	$ (5,777)
Taxes		(716)	(1,002)	(226)
Non-cash financing/investing activities:
Noncontrolling nonvoting callable, junior and senior preferred interests held by Federal Reserve Bank of New York				25,000
Interest credited to policyholder contract deposits included in financing activities		4,750	9,294	12,615
Long-term debt reduction due to deconsolidations				775
Exchange of equity units and extinguishment of junior subordinated debentures			3,657
Exchange of junior subordinated debentures for senior notes		(2,392)
Senior notes exchanged for junior subordinated debentures		1,843
Debt assumed on consolidation of variable interest entities			2,591
Debt assumed on acquisition		299	164
Payment of FRBNY credit facility accrued compounded interest	4,700	6,363
ALICO
Non-cash financing/investing activities:
Non-cash consideration received from sale of ALICO			$ 9,041

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details)	12 Months Ended
Dec. 31, 2011 M
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Earning pattern of a quota share reinsurance contract (in months)	24
Short-duration policies deferred policy acquisition costs amortization period (in months)	12
Passenger aircraft
Flight equipment primarily under operating leases - net
Percentage of salvage value at end of asset's useful life	15.00%
Estimated useful life (in years)	25

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 2) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Other invested assets
Equity method investment percentage used to determine accounting treatment	5.00%
Fair value of repurchase agreements accounted for as collateralized borrowing transactions	$ 563,000,000
Fair value of reverse repurchase agreements accounted for as collateralized lending transactions	7,000,000,000
Premiums and other receivables
Allowance for doubtful accounts on premiums and other receivables	484,000,000	515,000,000
Allowance for doubtful accounts on reinsurance assets	365,000,000	492,000,000
Minimum [Member]
Other invested assets
Investee's reporting period prior to the end of entity's reporting period (in months)	1
Maximum [Member]
Other invested assets
Investee's reporting period prior to the end of entity's reporting period (in months)	3
AIA Group Limited (AIA)
Other invested assets
Percentage of equity method investments which is accounted under fair value option	33.00%
Fair value of securities collateral received by AIG	6,800,000,000
Securities repledged by AIG	$ 122,000,000

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 3) (USD $)	12 Months Ended
	Dec. 31, 2011 Y	Dec. 31, 2010	Dec. 31, 2009
Other assets
Prepaid commitment fee asset amortization period (in years)	5
Unamortized prepaid commitment fee asset		$ 3,600,000,000
Deferred bonus interest and deferred sales inducement assets	803,000,000	915,000,000
Amortization expense associated with deferred bonus interest and deferred sales inducement assets	239,000,000	146,000,000	123,000,000
Real estate and other fixed assets
Accumulated depreciation, real estate and other fixed assets	$ 3,800,000,000	$ 3,600,000,000
Buildings
Real estate and other fixed assets
Maximum estimated useful life (in years)	40
Furniture and equipment
Real estate and other fixed assets
Maximum estimated useful life (in years)	10
Software Development
Real estate and other fixed assets
Maximum estimated useful life (in years)	5

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended					12 Months Ended					3 Months Ended	12 Months Ended
	Dec. 31, 2011 step	Dec. 31, 2010	Dec. 31, 2011 Chartis	Dec. 31, 2010 Chartis	Sep. 30, 2011 Chartis	Dec. 31, 2011 Aircraft Leasing	Dec. 31, 2011 Other	Dec. 31, 2010 Other	Dec. 31, 2010 Segment Discontinued Operations	Dec. 31, 2010 Segment Discontinued Operations Other	Sep. 30, 2010 Star/Edison Sale	Dec. 31, 2010 Star/Edison Sale	Dec. 31, 2010 ALICO	Dec. 31, 2010 AIA Group Limited (AIA)
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Number of steps involved in process of impairment test	2
Goodwill
Goodwill - gross	$ 4,810	$ 9,672	$ 2,529	$ 2,480			$ 2,281	$ 7,192
Accumulated impairments	(3,477)	(3,477)	(1,196)	(1,196)			(2,281)	(2,281)
Net goodwill	1,333	6,195	1,333	1,284	1,400			4,911
Increase (decrease) due to:
Acquisition	26	33	3	33		15	8
Sales of business units	0	(69)						(69)
Other	14	(70)	14	16				(86)
Goodwill impairment included in discontinued operations									(4,625)	(4,625)
Dispositions		(131)						(131)						(131)
Goodwill - gross	4,850	4,810	2,546	2,529		15	2,289	2,281
Accumulated impairments	(3,477)	(3,477)	(1,196)	(1,196)			(2,281)	(2,281)
Net goodwill	1,373	1,333	1,350	1,333	1,400	15	8
Goodwill impairments	$ 0										$ 1,300	$ 1,300	$ 3,300

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 5) (USD $) In Billions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Y	Dec. 31, 2010
Short-term Investments [Abstract]
Maximum term of original maturity to classify instruments as short-term investments (in years)	1
Cash collateral as a percentage of security value used to determine classification as a sale	90.00%
Fair value of securities transferred under repurchase agreements accounted for as sales	$ 2.1	$ 2.7
Special purpose vehicles (SPVs)
Nonvoting, callable, junior and senior preferred interests held by the FRBNY and Dept of the Treasury
Preferred interest in number of SPVs	2
Preferred interests liquidation preference	25
Preferred return on preferred interests through September 22, 2013 (as a percent)	5.00%
Preferred return on preferred interests after September 22, 2013 (as a percent)	9.00%
Collateral posted for repurchase agreements	2.8
Collateral posted for repurchase transactions that could be repledged or resold by the counterparties	$ 2.7

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 6) (International Lease Finance Corporation (ILFC), USD $)	12 Months Ended
Dec. 31, 2011 series
Other Noncontrolling Interests
Number of series of MAPS	2
Market auction preferred stock (MAPS) (in shares)	1,000
Series A
Other Noncontrolling Interests
Market auction preferred stock (MAPS) (in shares)	500
Liquidation value per share (in shares)	100,000
Dividend rate setting interval (in weeks)	7
Dividend rate setting interval (in days)	49
Dividend rate on market auction preferred stock (as a percent)	0.25%
Series B
Other Noncontrolling Interests
Market auction preferred stock (MAPS) (in shares)	500
Liquidation value per share (in shares)	100,000
Dividend rate setting interval (in weeks)	7
Dividend rate setting interval (in days)	49
Dividend rate on market auction preferred stock (as a percent)	0.88%

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 7) (USD $)	1 Months Ended					1 Months Ended	12 Months Ended
	Apr. 30, 2009	Dec. 31, 2011	Dec. 31, 2010	Jul. 02, 2010	Dec. 31, 2009	Jan. 31, 2010 Accounting for Transfers of Financial Assets entity	Dec. 31, 2010 Consolidation of Variable Interest Entities	Jan. 02, 2010 Consolidation of Variable Interest Entities Transition Method - Fair Value Option	Jan. 02, 2010 Consolidation of Variable Interest Entities Transition Method - Carrying Value	Jan. 02, 2010 Consolidation of Variable Interest Entities Total	Jul. 02, 2010 Accounting for Embedded Credit Derivatives	Jan. 02, 2010 Increases (decreases) from previously reported amounts Consolidation of Variable Interest Entities
Recent Accounting Standards
After-tax decrease in AIG shareholders' equity							$ (106,000,000)
Increase in assets and liabilities as a result of consolidating two previously unconsolidated QSPEs	2,500,000,000					1,300,000,000
Number of entities consolidated						2
Assets:
Reclassification of synthetic securities from Bonds available for sale		(263,981,000,000)	(228,302,000,000)	256,000,000
Bond trading securities, at fair value		24,364,000,000	26,182,000,000					1,239,000,000	1,262,000,000	2,501,000,000
Mortgage and other loans receivable		19,489,000,000	20,237,000,000						1,980,000,000	1,980,000,000
Other invested assets		40,744,000,000	42,210,000,000						480,000,000	480,000,000
Deferred policy acquisition costs		8,937,000,000	9,431,000,000		27,935,000,000
Other asset accounts								194,000,000	150,000,000	344,000,000
Assets held for sale			104,961,000,000					4,630,000,000		4,630,000,000
Total Assets								6,063,000,000	3,872,000,000	9,935,000,000
Liabilities:
FRBNY commercial paper funding facility			20,985,000,000					1,088,000,000		1,088,000,000
Other long-term debt		75,253,000,000	85,476,000,000						1,533,000,000	1,533,000,000
Other liability accounts								1,000,000	31,000,000	32,000,000
Liabilities held for sale			95,923,000,000					4,525,000,000		4,525,000,000
Total Liabilities								5,614,000,000	1,564,000,000	7,178,000,000
Change in accounting
Assets		552,360,000,000	675,573,000,000		838,346,000,000							8,200,000,000
Liabilities		441,444,000,000	568,363,000,000									7,100,000,000
Redeemable Noncontrolling Interest		96,000,000	434,000,000									1,100,000,000
Retained earnings (accumulated deficit)		10,774,000,000	(9,848,000,000)								68,000,000	200,000,000
Accumulated other comprehensive income		5,153,000,000	7,543,000,000								(68,000,000)	(300,000,000)
Other noncontrolling interests.		855,000,000	27,920,000,000									100,000,000
Total liabilities and equity		$ 552,360,000,000	$ 675,573,000,000									$ 8,200,000,000

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 8) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Assets:
Deferred policy acquisition costs	$ 8,937	$ 9,431	$ 27,935
Current and deferred income tax asset	17,802
Other assets	12,782	44,379
Assets held for sale		104,961
Total assets	552,360	675,573	838,346
AIG shareholders' equity:
Retained earnings (accumulated deficit)	10,774	(9,848)
Accumulated other comprehensive income	5,153	7,543
Total AIG shareholders' equity	101,538	78,856
Liabilities:
Current and deferred income tax liability		2,351
Liabilities held for sale		95,923
Total liabilities	441,444	568,363
New accounting standard for acquisition costs
Assets:
Deferred policy acquisition costs	8,937	9,431
Current and deferred income tax asset	17,802	2,171
Other assets	12,782	44,379
Assets held for sale		104,961
Total assets	552,360	675,573
AIG shareholders' equity:
Retained earnings (accumulated deficit)	10,774	(9,848)
Accumulated other comprehensive income	5,153	7,543
Total AIG shareholders' equity	101,538	78,856
Liabilities:
Current and deferred income tax liability		2,351
Liabilities held for sale		95,923
Total liabilities	441,444	568,363
New accounting standard for acquisition costs | As Previously Reported
Assets:
Deferred policy acquisition costs	14,026	14,668
Current and deferred income tax asset	16,084	3,957
Other assets	12,824	44,520
Assets held for sale		107,453
Total assets	555,773	683,443
AIG shareholders' equity:
Retained earnings (accumulated deficit)	14,332	(3,466)
Accumulated other comprehensive income	5,008	7,624
Total AIG shareholders' equity	104,951	85,319
Liabilities:
Current and deferred income tax liability		2,369
Liabilities held for sale		97,312
Total liabilities	441,444	569,770
New accounting standard for acquisition costs | Effect of Change
Assets:
Deferred policy acquisition costs	(5,089)	(5,237)
Current and deferred income tax asset	1,718	(1,786)
Other assets	(42)	(141)
Assets held for sale		(2,492)
Total assets	(3,413)	(7,870)
AIG shareholders' equity:
Retained earnings (accumulated deficit)	(3,558)	(6,382)
Accumulated other comprehensive income	145	(81)
Total AIG shareholders' equity	(3,413)	(6,463)
Liabilities:
Current and deferred income tax liability		(18)
Liabilities held for sale		(1,389)
Total liabilities		$ (1,407)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 9) (USD $)	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Statement of Operations:
Total net realized capital gains (losses)									$ 541,000,000	$ (164,000,000)	$ (5,210,000,000)
Benefits, claims and expenses:
Policyholder benefits and claims incurred									33,450,000,000	41,392,000,000	45,314,000,000
Interest credited to policyholder account balances									4,467,000,000	4,487,000,000	4,611,000,000
Amortization of deferred acquisition costs									5,486,000,000	5,821,000,000	6,670,000,000
Other acquisition and insurance expenses									8,458,000,000	10,163,000,000	9,815,000,000
Net (gain) loss on sale of properties and divested businesses	2,000,000	(2,000,000)	(2,000,000)	(72,000,000)	19,430,000,000	4,000,000	205,000,000	(73,000,000)	(74,000,000)	19,566,000,000	(1,271,000,000)
Total benefits, claims and expenses									65,158,000,000	57,871,000,000	89,889,000,000
Income (loss) from continuing operations before income tax (benefit) expense	2,885,000,000	(4,270,000,000)	1,794,000,000	(1,310,000,000)	16,568,000,000	179,000,000	1,235,000,000	1,684,000,000	(901,000,000)	19,666,000,000	(14,442,000,000)
Income tax benefit									(19,764,000,000)	6,736,000,000	(2,055,000,000)
Income (loss) from continuing operations									18,863,000,000	12,930,000,000	(12,387,000,000)
Income (loss) from discontinued operations, net of income tax	140,000,000	(221,000,000)	(37,000,000)	2,585,000,000	3,574,000,000	(1,869,000,000)	(2,645,000,000)	295,000,000	2,467,000,000	(645,000,000)	2,661,000,000
Net income (loss)	21,602,000,000	(3,826,000,000)	2,053,000,000	1,501,000,000	14,387,000,000	(2,225,000,000)	(2,321,000,000)	2,444,000,000	21,330,000,000	12,285,000,000	(9,726,000,000)
Net income attributable to AIG	21,479,000,000	(3,990,000,000)	1,836,000,000	1,297,000,000	13,853,000,000	(2,729,000,000)	(2,862,000,000)	1,796,000,000	20,622,000,000	10,058,000,000	(8,362,000,000)
Net income attributable to AIG common shareholders									19,810,000,000	2,046,000,000	(9,657,000,000)
Basic:
Income (loss) from continuing operations (in dollars per share)	$ 11.24	$ (1.99)	$ 1.03	$ (1.34)	$ 15.3	$ (6.23)	$ (1.52)	$ 2.26	$ 9.65	$ 16.02	$ (90.51)
Income (loss) from discontinued operations (in dollars per share)	$ 0.07	$ (0.11)	$ (0.03)	$ 1.65	$ 5.28	$ (13.85)	$ (19.56)	$ 0.42	$ 1.36	$ (1.04)	$ 19.14
Diluted:
Income (loss) from continuing operations (in dollars per share)	$ 11.24	$ (1.99)	$ 1.03	$ (1.34)	$ 15.3	$ (6.23)	$ (1.52)	$ 2.26	$ 9.65	$ 16.02	$ (90.51)
Income (loss) from discontinued operations (in dollars per share)	$ 0.07	$ (0.11)	$ (0.03)	$ 1.65	$ 5.28	$ (13.85)	$ (19.56)	$ 0.42	$ 1.36	$ (1.04)	$ 19.14
Other data (from continuing operations):
Adjustment to federal and foreign deferred tax valuation allowance	19,410,000,000	(1,162,000,000)	588,000,000	(529,000,000)	(1,624,000,000)	20,000,000	(532,000,000)	775,000,000
Tax impact of AIA gain adjustment					1,000,000,000
Adjustment to after-tax gain on sale of business					1,600,000,000						2,300,000,000
New accounting standard for acquisition costs
Statement of Operations:
Total net realized capital gains (losses)									541,000,000	(164,000,000)	(5,210,000,000)
Benefits, claims and expenses:
Policyholder benefits and claims incurred									33,450,000,000	41,392,000,000	45,314,000,000
Interest credited to policyholder account balances									4,467,000,000	4,487,000,000	4,611,000,000
Amortization of deferred acquisition costs									5,486,000,000	5,821,000,000	6,670,000,000
Other acquisition and insurance expenses									8,458,000,000	10,163,000,000	9,815,000,000
Net (gain) loss on sale of properties and divested businesses									74,000,000	(19,566,000,000)	1,271,000,000
Total benefits, claims and expenses									65,158,000,000	57,871,000,000	89,889,000,000
Income (loss) from continuing operations before income tax (benefit) expense									(901,000,000)	19,666,000,000	(14,442,000,000)
Income tax benefit									(19,764,000,000)	6,736,000,000	(2,055,000,000)
Income (loss) from continuing operations									18,863,000,000	12,930,000,000	(12,387,000,000)
Income (loss) from discontinued operations, net of income tax									2,467,000,000	(645,000,000)	2,661,000,000
Net income (loss)									21,330,000,000	12,285,000,000	(9,726,000,000)
Net income attributable to AIG									20,622,000,000	10,058,000,000	(8,362,000,000)
Net income attributable to AIG common shareholders									19,810,000,000	2,046,000,000	(9,657,000,000)
Basic:
Income (loss) from continuing operations (in dollars per share)									$ 9.65	$ 16.02	$ (90.51)
Income (loss) from discontinued operations (in dollars per share)									$ 1.36	$ (1.04)	$ 19.14
Diluted:
Income (loss) from continuing operations (in dollars per share)									$ 9.65	$ 16.02	$ (90.51)
Income (loss) from discontinued operations (in dollars per share)									$ 1.36	$ (1.04)	$ 19.14
Other data (from continuing operations):
Adjustment to federal and foreign deferred tax valuation allowance									(18,307,000,000)	1,361,000,000	2,986,000,000
New accounting standard for acquisition costs | As Previously Reported
Statement of Operations:
Total net realized capital gains (losses)									521,000,000	(175,000,000)	(5,210,000,000)
Benefits, claims and expenses:
Policyholder benefits and claims incurred									33,449,000,000	41,394,000,000	45,311,000,000
Interest credited to policyholder account balances									4,446,000,000	4,480,000,000	4,704,000,000
Amortization of deferred acquisition costs									8,019,000,000	9,134,000,000	9,442,000,000
Other acquisition and insurance expenses									6,091,000,000	6,775,000,000	6,818,000,000
Net (gain) loss on sale of properties and divested businesses									74,000,000	(17,767,000,000)	1,271,000,000
Total benefits, claims and expenses									65,302,000,000	59,590,000,000	89,754,000,000
Income (loss) from continuing operations before income tax (benefit) expense									(1,065,000,000)	17,936,000,000	(14,307,000,000)
Income tax benefit									(18,036,000,000)	5,859,000,000	(1,489,000,000)
Income (loss) from continuing operations									16,971,000,000	12,077,000,000	(12,818,000,000)
Income (loss) from discontinued operations, net of income tax									1,535,000,000	(2,064,000,000)	505,000,000
Net income (loss)									18,506,000,000	10,013,000,000	(12,313,000,000)
Net income attributable to AIG									17,798,000,000	7,786,000,000	(10,949,000,000)
Net income attributable to AIG common shareholders									16,986,000,000	1,583,000,000	(12,244,000,000)
Basic:
Income (loss) from continuing operations (in dollars per share)									$ 8.6	$ 14.75	$ (93.69)
Income (loss) from discontinued operations (in dollars per share)									$ 0.84	$ (3.15)	$ 3.21
Diluted:
Income (loss) from continuing operations (in dollars per share)									$ 8.6	$ 14.75	$ (93.69)
Income (loss) from discontinued operations (in dollars per share)									$ 0.84	$ (3.15)	$ 3.21
Other data (from continuing operations):
Adjustment to federal and foreign deferred tax valuation allowance	1,800,000,000								(16,561,000,000)	1,486,000,000	3,137,000,000
New accounting standard for acquisition costs | Effect of Change
Statement of Operations:
Total net realized capital gains (losses)									20,000,000	11,000,000
Benefits, claims and expenses:
Policyholder benefits and claims incurred									1,000,000	(2,000,000)	3,000,000
Interest credited to policyholder account balances									21,000,000	7,000,000	(93,000,000)
Amortization of deferred acquisition costs									(2,533,000,000)	(3,313,000,000)	(2,772,000,000)
Other acquisition and insurance expenses									2,367,000,000	3,388,000,000	2,997,000,000
Net (gain) loss on sale of properties and divested businesses										(1,799,000,000)
Total benefits, claims and expenses									(144,000,000)	(1,719,000,000)	135,000,000
Income (loss) from continuing operations before income tax (benefit) expense									164,000,000	1,730,000,000	(135,000,000)
Income tax benefit									(1,728,000,000)	877,000,000	(566,000,000)
Income (loss) from continuing operations									1,892,000,000	853,000,000	431,000,000
Income (loss) from discontinued operations, net of income tax									932,000,000	1,419,000,000	2,156,000,000
Net income (loss)									2,824,000,000	2,272,000,000	2,587,000,000
Net income attributable to AIG									2,824,000,000	2,272,000,000	2,587,000,000
Net income attributable to AIG common shareholders									2,824,000,000	463,000,000	2,587,000,000
Basic:
Income (loss) from continuing operations (in dollars per share)									$ 1.05	$ 1.27	$ 3.18
Income (loss) from discontinued operations (in dollars per share)									$ 0.52	$ 2.11	$ 15.93
Diluted:
Income (loss) from continuing operations (in dollars per share)									$ 1.05	$ 1.27	$ 3.18
Income (loss) from discontinued operations (in dollars per share)									$ 0.52	$ 2.11	$ 15.93
Other data (from continuing operations):
Adjustment to federal and foreign deferred tax valuation allowance									$ (1,746,000,000)	$ (125,000,000)	$ (151,000,000)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 10) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net income (loss)	$ 21,602	$ (3,826)	$ 2,053	$ 1,501	$ 14,387	$ (2,225)	$ (2,321)	$ 2,444	$ 21,330	$ 12,285	$ (9,726)
Income from discontinued operations	(140)	221	37	(2,585)	(3,574)	1,869	2,645	(295)	(2,467)	645	(2,661)
Noncash revenues, expenses, gains and losses included in income (loss):
Net (gains) losses on sales of divested businesses									74	(19,566)	1,271
Unrealized gains in earnings (net)									(687)	(1,372)	(4,249)
Depreciation and other amortization									7,372	8,012	9,212
Changes in operating assets and liabilities:
Capitalization of deferred policy acquisition costs									(5,429)	(5,933)	(5,942)
Current and deferred income taxes - net									(20,480)	5,733	(2,962)
Total adjustments									(22,198)	(3,227)	24,670
Net cash provided by operating activities									35	16,910	18,584
New accounting standard for acquisition costs
Cash flows from operating activities:
Net income (loss)									21,330	12,285	(9,726)
Income from discontinued operations									(2,467)	645	(2,661)
Noncash revenues, expenses, gains and losses included in income (loss):
Net (gains) losses on sales of divested businesses										(19,566)
Unrealized gains in earnings (net)									(687)	(1,372)	(4,249)
Depreciation and other amortization									7,372	8,012	9,212
Changes in operating assets and liabilities:
Capitalization of deferred policy acquisition costs									(5,429)	(5,933)	(5,942)
Current and deferred income taxes - net									(20,480)	5,733	(2,962)
Total adjustments									(22,198)	(3,227)	24,670
Net cash provided by operating activities									35	16,910	18,584
New accounting standard for acquisition costs | As Previously Reported
Cash flows from operating activities:
Net income (loss)									18,506	10,013	(12,313)
Income from discontinued operations									(1,535)	2,064	(505)
Noncash revenues, expenses, gains and losses included in income (loss):
Net (gains) losses on sales of divested businesses										(17,767)
Unrealized gains in earnings (net)									(667)	(1,361)	(4,249)
Depreciation and other amortization									9,883	11,320	12,074
Changes in operating assets and liabilities:
Capitalization of deferred policy acquisition costs									(7,796)	(9,321)	(8,938)
Current and deferred income taxes - net									(18,752)	4,856	(2,397)
Total adjustments									(20,306)	(2,374)	25,101
Net cash provided by operating activities									35	16,910	18,584
New accounting standard for acquisition costs | Effect of Change
Cash flows from operating activities:
Net income (loss)									2,824	2,272	2,587
Income from discontinued operations									(932)	(1,419)	(2,156)
Noncash revenues, expenses, gains and losses included in income (loss):
Net (gains) losses on sales of divested businesses										(1,799)
Unrealized gains in earnings (net)									(20)	(11)
Depreciation and other amortization									(2,511)	(3,308)	(2,862)
Changes in operating assets and liabilities:
Capitalization of deferred policy acquisition costs									2,367	3,388	2,996
Current and deferred income taxes - net									(1,728)	877	(565)
Total adjustments									$ (1,892)	$ (853)	$ (431)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 11) (USD $)	1 Months Ended					1 Months Ended	12 Months Ended	1 Months Ended								1 Months Ended
	Apr. 30, 2009	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 New accounting standard for acquisition costs	Dec. 31, 2010 New accounting standard for acquisition costs	Apr. 30, 2009 Total AIG Shareholders' Equity New Accounting Pronouncement - Other-than-temporary Impairments	Dec. 31, 2009 Total AIG Shareholders' Equity New Accounting Pronouncement - Other-than-temporary Impairments	Apr. 30, 2009 Retained Earnings (Accumulated Deficit) New Accounting Pronouncement - Other-than-temporary Impairments	Apr. 30, 2009 Retained Earnings (Accumulated Deficit) New accounting standard for acquisition costs	Apr. 30, 2009 Accumulated Other Comprehensive Income (Loss) New Accounting Pronouncement - Other-than-temporary Impairments	Apr. 30, 2009 Accumulated Other Comprehensive Income (Loss) New accounting standard for acquisition costs	Jan. 02, 2009 Increases (decreases) from previously reported amounts New Accounting Pronouncement - Instrument or Embedded Feature Indexed to Stock	Apr. 02, 2009 Increases (decreases) from previously reported amounts New Accounting Pronouncement - Other-than-temporary Impairments	Dec. 31, 2011 Increases (decreases) from previously reported amounts New accounting standard for acquisition costs	Dec. 31, 2010 Increases (decreases) from previously reported amounts New accounting standard for acquisition costs	Apr. 30, 2009 Increases (decreases) from previously reported amounts Retained Earnings (Accumulated Deficit)	Apr. 30, 2009 Increases (decreases) from previously reported amounts Accumulated Other Comprehensive Income (Loss)
Components of the change in AIG shareholders equity due to the adoption of the new accounting standard for other-than-temporary
Net effect on the increase in amortized cost of available for sale fixed maturity securities								$ 16,100,000,000		$ (16,100,000,000)
Net effect on related DAC, SIA and other insurance balances								(1,800,000,000)		1,800,000,000
Net effect of deferred income tax assets						2,500,000,000		(2,500,000,000)		5,000,000,000
Net effect on equity due to change in accounting	2,500,000,000					2,500,000,000	2,500,000,000	11,800,000,000	200,000,000	(9,300,000,000)	(200,000,000)					12,000,000,000	(9,500,000,000)
Change in accounting
Retained earnings (accumulated deficit)		10,774,000,000	(9,848,000,000)	10,774,000,000	(9,848,000,000)							15,000,000		(3,558,000,000)	(6,382,000,000)
Additional paid-in capital		81,787,000,000	9,683,000,000									(91,000,000)
Amortized cost of fixed maturity securities													$ 16,000,000,000

SEGMENT INFORMATION (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011 segment	Dec. 31, 2010	Dec. 31, 2009
Segment results
Number of reportable segments									3
Total revenues	$ 17,419	$ 12,719	$ 16,680	$ 17,439	$ 21,203	$ 19,456	$ 18,318	$ 18,560	$ 64,257	$ 77,537	$ 75,447
Other-than-temporary impairment charges									1,280	3,039	6,696
Net (gain) loss on sale of properties and divested businesses	(2)	2	2	72	(19,430)	(4)	(205)	73	74	(19,566)	1,271
Interest expense									3,871	7,981	14,358
Depreciation and amortization									7,372	8,012	9,212
Pre-tax income (loss) from continuing operations	2,885	(4,270)	1,794	(1,310)	16,568	179	1,235	1,684	(901)	19,666	(14,442)
Capital expenditures									1,568	1,156	3,705
Year-end identifiable assets	552,360				675,573				552,360	675,573	838,346
Claims and claims adjustment expenses incurred									37,895	45,874	50,015
Amortization of prepaid commitment asset					(705)	(762)	(76)	(162)
Chartis
Segment results
Number of operating segments		2
Total revenues									40,722	37,207	35,023
Other-than-temporary impairment charges									274	577	903
Net (gain) loss on sale of properties and divested businesses										(669)
Interest expense									7	1
Depreciation and amortization									4,700	4,422	4,694
Number of operating segments prior to reorganization									2
Pre-tax income (loss) from continuing operations									1,820	(93)	35
Capital expenditures									234	213	191
Year-end identifiable assets	176,894				169,635				176,894	169,635	151,685
Claims and claims adjustment expenses incurred									27,949	27,867	25,362
Commercial Insurance
Segment results
Total revenues									25,113	24,500	26,633
Pre-tax income (loss) from continuing operations									914	297	2,531
Claims and claims adjustment expenses incurred									18,850	18,942	18,851
Underwriting expenses									5,349	5,261	5,251
Consumer Insurance
Segment results
Total revenues									14,109	11,580	9,762
Pre-tax income (loss) from continuing operations									(44)	185	152
Claims and claims adjustment expenses incurred									8,900	6,745	5,384
Underwriting expenses									5,253	4,650	4,226
Other
Segment results
Total revenues									1,500	1,127	(1,372)
Net (gain) loss on sale of properties and divested businesses										(669)
Pre-tax income (loss) from continuing operations									950	(575)	(2,648)
Claims and claims adjustment expenses incurred									199	2,180	1,127
Underwriting expenses									268	191	149
Total Chartis Operating Segments
Segment results
Total revenues									40,722	37,207	35,023
Net (gain) loss on sale of properties and divested businesses										(669)
Pre-tax income (loss) from continuing operations									1,820	(93)	35
Claims and claims adjustment expenses incurred									27,949	27,867	25,362
Underwriting expenses									10,870	10,102	9,626
SunAmerica Financial Group
Segment results
Number of operating segments									2
Total revenues									15,315	14,747	11,366
Other-than-temporary impairment charges									977	1,958	3,821
Depreciation and amortization									691	622	784
Pre-tax income (loss) from continuing operations									2,956	2,701	(1,121)
Capital expenditures									75	57	52
Year-end identifiable assets	267,500				258,659				267,500	258,659	243,042
Claims and claims adjustment expenses incurred									9,110	8,749	9,097
SunAmerica Financial Group | Insurance-oriented products
Segment results
Total revenues									5,813	5,992	5,349
SunAmerica Financial Group | Retirement savings products
Segment results
Total revenues									8,475	8,485	5,604
SunAmerica Financial Group | Asset management revenues
Segment results
Total revenues									1,027	270	413
Total SunAmerica Operating Segments
Segment results
Total revenues									15,315	14,747	11,366
Depreciation and amortization									691	622	784
Pre-tax income (loss) from continuing operations									2,956	2,701	(1,121)
Capital expenditures									75	57	52
Year-end identifiable assets	286,997				279,047				286,997	279,047	263,471
Total SunAmerica Operating Segments | Insurance-oriented products
Segment results
Total revenues									5,813	5,992	5,349
Total SunAmerica Operating Segments | Retirement savings products
Segment results
Total revenues									8,475	8,485	5,604
Total SunAmerica Operating Segments | Asset management revenues
Segment results
Total revenues									1,027	270	413
Domestic Life Insurance
Segment results
Total revenues									8,282	8,334	7,359
Depreciation and amortization									301	433	361
Pre-tax income (loss) from continuing operations									1,387	1,441	616
Capital expenditures									42	28	17
Year-end identifiable assets	109,620				104,404				109,620	104,404	99,257
Domestic Life Insurance | Insurance-oriented products
Segment results
Total revenues									5,813	5,992	5,349
Domestic Life Insurance | Retirement savings products
Segment results
Total revenues									2,469	2,335	1,993
Domestic Life Insurance | Asset management revenues
Segment results
Total revenues										7	17
Domestic Retirement Services
Segment results
Total revenues									7,033	6,413	4,007
Depreciation and amortization									390	189	423
Pre-tax income (loss) from continuing operations									1,569	1,260	(1,737)
Capital expenditures									33	29	35
Year-end identifiable assets	177,377				174,643				177,377	174,643	164,214
Domestic Retirement Services | Retirement savings products
Segment results
Total revenues									6,006	6,150	3,611
Domestic Retirement Services | Asset management revenues
Segment results
Total revenues									1,027	263	396
SunAmerica, consolidation and eliminations
Segment results
Year-end identifiable assets	(19,497)				(20,388)				(19,497)	(20,388)	(20,429)
Aircraft Leasing
Segment results
Total revenues									4,457	4,718	4,992
Interest expense									1,427	1,397	1,222
Depreciation and amortization									1,948	2,035	2,022
Pre-tax income (loss) from continuing operations									(1,005)	(729)	1,385
Capital expenditures									604	266	2,587
Year-end identifiable assets	39,038				43,158				39,038	43,158	45,992
Other Operations
Segment results
Total revenues									4,079	21,405	25,264
Other-than-temporary impairment charges									29	504	1,972
Net (gain) loss on sale of properties and divested businesses									74	(18,897)	1,271
Interest expense									2,490	6,881	13,305
Depreciation and amortization									33	933	1,712
Pre-tax income (loss) from continuing operations									(4,703)	17,611	(14,257)
Capital expenditures									655	620	875
Year-end identifiable assets	185,989				312,697				185,989	312,697	489,631
Claims and claims adjustment expenses incurred									2	39	43
Amortization of prepaid commitment asset										3,500	8,400
Mortgage Guaranty
Segment results
Total revenues									944	1,168	1,183
Depreciation and amortization									44	43	72
Pre-tax income (loss) from continuing operations									(77)	397	(1,686)
Capital expenditures									37	10	5
Year-end identifiable assets	5,393				6,056				5,393	6,056	7,766
Global Capital Markets
Segment results
Total revenues									266	532	1,109
Interest expense										3	3
Depreciation and amortization										4	13
Pre-tax income (loss) from continuing operations									(7)	193	603
Year-end identifiable assets	12,619				31,038				12,619	31,038	34,047
Direct Investment Book
Segment results
Total revenues									1,004	1,499	1,950
Interest expense									367	382	425
Depreciation and amortization									(218)	(317)	(162)
Pre-tax income (loss) from continuing operations									622	1,242	1,506
Year-end identifiable assets	31,162				29,291				31,162	29,291	31,948
Retained Interests
Segment results
Total revenues									486	1,819	419
Pre-tax income (loss) from continuing operations									486	1,819	419
Year-end identifiable assets	15,086				23,939				15,086	23,939	4,519
Corporate and Other
Segment results
Total revenues									1,415	2,631	3,058
Net (gain) loss on sale of properties and divested businesses									74	(18,897)	1,271
Interest expense									2,143	6,551	13,267
Depreciation and amortization									207	342	615
Pre-tax income (loss) from continuing operations									(5,727)	11,436	(16,831)
Capital expenditures									618	503	652
Year-end identifiable assets	98,999				91,155				98,999	91,155	84,657
Divested Businesses
Segment results
Total revenues										13,811	18,481
Interest expense										4	19
Depreciation and amortization										861	1,174
Pre-tax income (loss) from continuing operations										2,435	2,093
Capital expenditures										107	218
Year-end identifiable assets					107,578					107,578	326,755
Other Operations, consolidation and eliminations
Segment results
Total revenues									(36)	(55)	(936)
Interest expense									(20)	(59)	(409)
Pre-tax income (loss) from continuing operations										89	(361)
Year-end identifiable assets	22,730				23,640				22,730	23,640	(61)
Operating Segments
Segment results
Total revenues									64,573	78,077	76,645
Other-than-temporary impairment charges									1,280	3,039	6,696
Net (gain) loss on sale of properties and divested businesses									74	(19,566)	1,271
Interest expense									3,924	8,279	14,527
Depreciation and amortization									7,372	8,012	9,212
Pre-tax income (loss) from continuing operations									(932)	19,490	(13,958)
Capital expenditures									1,568	1,156	3,705
Year-end identifiable assets	669,421				784,149				669,421	784,149	930,350
Consolidation and Eliminations
Segment results
Total revenues									(316)	(540)	(1,198)
Interest expense									(53)	(298)	(169)
Pre-tax income (loss) from continuing operations									31	176	(484)
Year-end identifiable assets	$ (117,061)				$ (108,576)				$ (117,061)	$ (108,576)	$ (92,004)

SEGMENT INFORMATION (Details 2) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operations and long-lived assets by geographical area
Total revenues	$ 17,419	$ 12,719	$ 16,680	$ 17,439	$ 21,203	$ 19,456	$ 18,318	$ 18,560	$ 64,257	$ 77,537	$ 75,447
Real estate and other fixed assets, net of accumulated depreciation	2,307				2,845				2,307	2,845	4,142
Flight equipment primarily under operating leases, net of accumulated depreciation	35,539				38,510				35,539	38,510	44,091
United States
Operations and long-lived assets by geographical area
Total revenues									40,234	40,993	34,986
Real estate and other fixed assets, net of accumulated depreciation	1,330				1,896				1,330	1,896	2,328
Flight equipment primarily under operating leases, net of accumulated depreciation	35,539				38,510				35,539	38,510	44,091
Asia
Operations and long-lived assets by geographical area
Total revenues									8,119	20,411	23,183
Real estate and other fixed assets, net of accumulated depreciation	591				557				591	557	1,189
Other Foreign
Operations and long-lived assets by geographical area
Total revenues									15,904	16,133	17,278
Real estate and other fixed assets, net of accumulated depreciation	$ 386				$ 392				$ 386	$ 392	$ 625

SEGMENT INFORMATION (Details 3) (Revenue concentration, International Lease Finance Corporation (ILFC), Foreign -operated airlines)	Dec. 31, 2011
Revenue concentration | International Lease Finance Corporation (ILFC) | Foreign -operated airlines
Concentration risk
Percentage of revenue from non U.S. carriers	94.00%

DIVESTED BUSINESSES, DISCONTINUED OPERATIONS AND HELD-FOR-SALE CLASSIFICATION (Details) (USD $) Share data in Millions, unless otherwise specified	1 Months Ended	12 Months Ended		3 Months Ended
	Oct. 30, 2010 AIA Group Limited (AIA)	Dec. 31, 2010 AIA Group Limited (AIA)	Dec. 31, 2011 AIA Group Limited (AIA)	Jun. 30, 2010 Prudential plc
AIA initial public offering
Termination fee paid by Prudential plc, included in Net (gain) loss on sale of divested businesses and properties				$ 228,000,000
Ordinary shares issued through IPO	8,080
Gross proceeds from ordinary shares issued through IPO	20,500,000,000
Percentage of voting interest owned	33.00%
Pre-tax gain on deconsolidation		18,100,000,000
Fair value of the company's retained interest		$ 11,100,000,000	$ 12,400,000,000

DIVESTED BUSINESSES, DISCONTINUED OPERATIONS AND HELD-FOR-SALE CLASSIFICATION (Details 2) (USD $)	Dec. 31, 2011	Dec. 31, 2010	Nov. 30, 2010 MetLife Inc. (MetLife) Equity Units series	Mar. 31, 2010 ALICO and Delaware American Life Insurance Company MetLife Inc. (MetLife) Definitive agreement	Nov. 30, 2010 ALICO and Delaware American Life Insurance Company MetLife Inc. (MetLife) Closing	Dec. 31, 2010 ALICO and Delaware American Life Insurance Company MetLife Inc. (MetLife) Closing	Dec. 31, 2010 ALICO	Nov. 30, 2010 ALICO ALICO SPV MetLife Inc. (MetLife)	Nov. 30, 2010 ALICO ALICO SPV MetLife Inc. (MetLife) Common Stock	Nov. 30, 2010 ALICO ALICO SPV MetLife Inc. (MetLife) Participating convertible preferred stock	Jan. 31, 2011 ALICO ALICO SPV MetLife Inc. (MetLife) Equity Units	Nov. 30, 2010 ALICO ALICO SPV MetLife Inc. (MetLife) Equity Units
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations
Common and preferred stock trading, at fair value	$ 24,489,000,000	$ 32,834,000,000				$ 6,500,000,000
Consideration in cash				6,800,000,000				7,200,000,000
Upward price adjustment in proceeds								400,000,000
Number of shares received									78,239,712	6,857,000		40,000,000
Number of shares receivable on participating convertible preferred stock on conversion										68,570,000
Aggregate stated value of consideration				15,500,000,000	16,200,000,000							3,200,000,000
Pre-tax gain on discontinued operations					7,900,000,000		4,100,000,000
Repayment of a portion of the liquidation preference and accrued return of the ALICO SPV											$ 6,100,000,000
Number of series of securities in which debt is issued			3

DIVESTED BUSINESSES, DISCONTINUED OPERATIONS AND HELD-FOR-SALE CLASSIFICATION (Details 3) (USD $)	3 Months Ended								12 Months Ended				1 Months Ended		12 Months Ended			1 Months Ended		3 Months Ended	12 Months Ended		1 Months Ended		12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010 aircraft	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010 aircraft	Dec. 31, 2009	Dec. 31, 2010 Assets held-for-sale	Nov. 30, 2010 AGF	Aug. 31, 2010 AGF	Dec. 31, 2010 AGF	Dec. 31, 2011 AGF	Aug. 10, 2010 AGF	Feb. 28, 2011 Star/Edison Sale	Sep. 30, 2010 Star/Edison Sale	Sep. 30, 2010 Star/Edison Sale	Dec. 31, 2011 Star/Edison Sale	Dec. 31, 2010 Star/Edison Sale	Aug. 31, 2011 Nan Shan	Jan. 31, 2011 Nan Shan	Dec. 31, 2011 Nan Shan	Dec. 31, 2010 ALICO	Dec. 31, 2011 Discontinued operations	Dec. 31, 2010 Discontinued operations	Dec. 31, 2009 Discontinued operations
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations
Economic interest (as a percent)																	80.00%
Voting interest (as a percent)														84.00%										97.57%
Voting interest after sale (as a percent)													16.00%
Carrying value shown as a cost method investment in Other invested assets																$ 30,000,000
Pre-tax gain (loss) reflected in Income (loss) from discontinued operations in the Income Statement															(1,700,000,000)			3,500,000,000							1,000,000,000	4,100,000,000	2,338,000,000	5,389,000,000	(530,000,000)
Retained economic interest after sale (as a percent)															20.00%
Amount of debt assumed by purchaser as part of total consideration received																		600,000,000	600,000,000		0
Goodwill impairment charge									0											1,300,000,000		1,300,000,000				3,300,000,000
Cash consideration														125,000,000				4,800,000,000	4,800,000,000				2,150,000,000
Revenues:
Premiums									38,990,000,000	45,319,000,000	48,583,000,000																5,012,000,000	18,296,000,000	18,325,000,000
Net investment income									14,755,000,000	20,934,000,000	18,992,000,000																1,632,000,000	6,924,000,000	7,851,000,000
Net realized capital gains (losses)									541,000,000	(164,000,000)	(5,210,000,000)																844,000,000	289,000,000	(920,000,000)
Other income									2,758,000,000	3,989,000,000	5,459,000,000																5,000,000	1,607,000,000	2,285,000,000
Total revenues	17,419,000,000	12,719,000,000	16,680,000,000	17,439,000,000	21,203,000,000	19,456,000,000	18,318,000,000	18,560,000,000	64,257,000,000	77,537,000,000	75,447,000,000																7,493,000,000	27,116,000,000	27,541,000,000
Benefits, claims and expenses									65,158,000,000	57,871,000,000	89,889,000,000																6,324,000,000	29,219,000,000	25,975,000,000
Interest expense allocation									3,871,000,000	7,981,000,000	14,358,000,000																2,000,000	75,000,000	89,000,000
Income (loss) from discontinued operations																											1,167,000,000	(2,178,000,000)	1,477,000,000
Income from discontinued operations, before tax expense (benefit)									(3,505,000,000)	(3,211,000,000)	(947,000,000)																3,505,000,000	3,211,000,000	947,000,000
Income tax expense (benefit)									(1,038,000,000)	(3,856,000,000)	1,714,000,000																1,038,000,000	3,856,000,000	(1,714,000,000)
Income (loss) from discontinued operations, net of income tax	140,000,000	(221,000,000)	(37,000,000)	2,585,000,000	3,574,000,000	(1,869,000,000)	(2,645,000,000)	295,000,000	2,467,000,000	(645,000,000)	2,661,000,000																2,467,000,000	(645,000,000)	2,661,000,000
Assets:
Fixed maturity securities												77,905,000,000
Equity securities	3,624,000,000				4,581,000,000				3,624,000,000	4,581,000,000		4,488,000,000
Mortgage and other loans receivable, net												5,584,000,000
Other invested assets	40,744,000,000				42,210,000,000				40,744,000,000	42,210,000,000		4,167,000,000
Short-term investments	22,572,000,000				43,738,000,000				22,572,000,000	43,738,000,000		3,670,000,000
Deferred policy acquisition costs and Other assets												5,147,000,000
Separate account assets	51,388,000,000				54,432,000,000				51,388,000,000	54,432,000,000		3,745,000,000
Assets of businesses held for sale												104,706,000,000
Flight equipment	35,539,000,000				38,510,000,000				35,539,000,000	38,510,000,000	44,091,000,000	255,000,000
Total assets held for sale					104,961,000,000					104,961,000,000		104,961,000,000
Liabilities:
Future policy benefits for life and accident and health insurance contracts	34,317,000,000				31,268,000,000				34,317,000,000	31,268,000,000		61,767,000,000
Policyholder contract deposits	126,898,000,000				121,373,000,000				126,898,000,000	121,373,000,000		26,847,000,000
Other liabilities	27,554,000,000				29,108,000,000				27,554,000,000	29,108,000,000		3,039,000,000
Other long-term debt	75,253,000,000				85,476,000,000				75,253,000,000	85,476,000,000		525,000,000
Separate account liabilities	51,388,000,000				54,432,000,000				51,388,000,000	54,432,000,000		3,745,000,000
Total liabilities held for sale					$ 95,923,000,000					$ 95,923,000,000		$ 95,923,000,000
Number of aircraft under agreements to be sold					9					9

BUSINESS COMBINATIONS (Details) In Millions, except Per Share data, unless otherwise specified	Oct. 07, 2011 AeroTurbine, Inc. USD ($)	Mar. 31, 2011 Fuji Chartis USD ($)	Mar. 31, 2011 Fuji Chartis JPY (¥)	Mar. 31, 2010 Fuji Chartis USD ($)	Dec. 31, 2011 Fuji Chartis USD ($)	Dec. 31, 2010 Fuji Chartis USD ($)
Business Acquisition
Business acquisition, amount of additional voting shares				$ 145
Ownership interest before purchase of additional shares (as a percent)				41.70%
Ownership interest after purchase of additional shares (as a percent)				54.80%	100.00%
Recognized bargain purchase gain on business acquisition						332
Cash tender offer, number of common shares tendered (in shares)		305	305
Cash tender offer, price per share (in currency per share)		$ 1.76	¥ 146
Cash tender offer, purchase price		538
Cash tender offer, purchase price	228				560
Acquisition of noncontrolling interest					$ 489

FAIR VALUE MEASUREMENTS (Details) (USD $)	Dec. 31, 2011 Maiden Lane II	Mar. 31, 2012 Maiden Lane II Forecast portion	Dec. 31, 2011 Maiden Lane III	Dec. 31, 2011 200 basis point increase Maiden Lane III	Dec. 31, 2011 200 basis point decrease Maiden Lane III	Dec. 31, 2011 400 basis point increase Maiden Lane III	Dec. 31, 2011 400 basis point decrease Maiden Lane III	Dec. 31, 2011 10% increase Maiden Lane II	Dec. 31, 2011 10% increase Maiden Lane III	Dec. 31, 2011 10% decrease Maiden Lane III	Dec. 31, 2011 20% increase Maiden Lane III	Dec. 31, 2011 20% decrease Maiden Lane III
VARIABLE INTEREST ENTITY
Fair Value Change			$ 685,000,000	$ (585,000,000)	$ 668,000,000	$ (1,101,000,000)	$ 1,433,000,000	$ 152,000,000	$ 658,000,000	$ (664,000,000)	$ 1,309,000,000	$ (1,338,000,000)
Maiden Lane, transaction price	1,000,000,000		5,000,000,000
Repayment of initial investment expected to be received		$ 1,000,000,000
Portion of any proceeds in excess of AIG s principal and interest allocated		0.17
Portion of any proceeds in excess of AIG's principal and interest allocated to FRBNY		0.83

FAIR VALUE MEASUREMENTS (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Change in accounting estimate
DAC amortization	$ 5,486	$ 5,821	$ 6,670
Embedded Policy Derivatives
Change in accounting estimate
Reduction in the fair value of the embedded derivative liabilities		336
DAC amortization		$ 173

FAIR VALUE MEASUREMENTS (Details 3) (USD $)	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Corporate debt	Dec. 31, 2011 Collateralized Debt Obligations/Asset Backed Securities (CDO/ABS)	Dec. 31, 2011 Recurring Basis U.S. government and government sponsored entities	Dec. 31, 2011 Recurring Basis Non-U.S. government	Dec. 31, 2011 Recurring Basis Level 1	Dec. 31, 2010 Recurring Basis Level 1	Dec. 31, 2011 Recurring Basis Level 1 AIA Group Limited (AIA)	Dec. 31, 2010 Recurring Basis Level 1 AIA Group Limited (AIA)	Dec. 31, 2011 Recurring Basis Level 1 Interest rate contracts	Dec. 31, 2010 Recurring Basis Level 1 Interest rate contracts	Dec. 31, 2010 Recurring Basis Level 1 Foreign exchange contracts	Dec. 31, 2011 Recurring Basis Level 1 Equity contracts	Dec. 31, 2010 Recurring Basis Level 1 Equity contracts	Dec. 31, 2011 Recurring Basis Level 1 Other contracts	Dec. 31, 2010 Recurring Basis Level 1 Other contracts	Dec. 31, 2011 Recurring Basis Level 1 U.S. government and government sponsored entities	Dec. 31, 2010 Recurring Basis Level 1 U.S. government and government sponsored entities	Dec. 31, 2010 Recurring Basis Level 1 Obligations of states, municipalities and political subdivisions	Dec. 31, 2011 Recurring Basis Level 1 Non-U.S. government	Dec. 31, 2010 Recurring Basis Level 1 Non-U.S. government	Dec. 31, 2010 Recurring Basis Level 1 Corporate debt	Dec. 31, 2011 Recurring Basis Level 1 Common Stock	Dec. 31, 2010 Recurring Basis Level 1 Common Stock	Dec. 31, 2011 Recurring Basis Level 1 Mutual Funds	Dec. 31, 2010 Recurring Basis Level 1 Mutual Funds	Dec. 31, 2011 Recurring Basis Level 2	Dec. 31, 2010 Recurring Basis Level 2	Dec. 31, 2011 Recurring Basis Level 2 Interest rate contracts	Dec. 31, 2010 Recurring Basis Level 2 Interest rate contracts	Dec. 31, 2011 Recurring Basis Level 2 Foreign exchange contracts	Dec. 31, 2010 Recurring Basis Level 2 Foreign exchange contracts	Dec. 31, 2011 Recurring Basis Level 2 Equity contracts	Dec. 31, 2010 Recurring Basis Level 2 Equity contracts	Dec. 31, 2011 Recurring Basis Level 2 Other investment types: Commodity contracts	Dec. 31, 2010 Recurring Basis Level 2 Other investment types: Commodity contracts	Dec. 31, 2011 Recurring Basis Level 2 Credit contracts	Dec. 31, 2010 Recurring Basis Level 2 Credit contracts	Dec. 31, 2011 Recurring Basis Level 2 Other contracts	Dec. 31, 2010 Recurring Basis Level 2 Other contracts	Dec. 31, 2011 Recurring Basis Level 2 U.S. government and government sponsored entities	Dec. 31, 2010 Recurring Basis Level 2 U.S. government and government sponsored entities	Dec. 31, 2011 Recurring Basis Level 2 Obligations of states, municipalities and political subdivisions	Dec. 31, 2010 Recurring Basis Level 2 Obligations of states, municipalities and political subdivisions	Dec. 31, 2011 Recurring Basis Level 2 Non-U.S. government	Dec. 31, 2010 Recurring Basis Level 2 Non-U.S. government	Dec. 31, 2011 Recurring Basis Level 2 Corporate debt	Dec. 31, 2010 Recurring Basis Level 2 Corporate debt	Dec. 31, 2011 Recurring Basis Level 2 Residential mortgage backed securities (RMBS)	Dec. 31, 2010 Recurring Basis Level 2 Residential mortgage backed securities (RMBS)	Dec. 31, 2011 Recurring Basis Level 2 Commercial mortgage-backed securities (CMBS)	Dec. 31, 2010 Recurring Basis Level 2 Commercial mortgage-backed securities (CMBS)	Dec. 31, 2011 Recurring Basis Level 2 Collateralized Debt Obligations/Asset Backed Securities (CDO/ABS)	Dec. 31, 2010 Recurring Basis Level 2 Collateralized Debt Obligations/Asset Backed Securities (CDO/ABS)	Dec. 31, 2011 Recurring Basis Level 2 Common Stock	Dec. 31, 2010 Recurring Basis Level 2 Common Stock	Dec. 31, 2011 Recurring Basis Level 2 Preferred Stock	Dec. 31, 2010 Recurring Basis Level 2 Preferred Stock	Dec. 31, 2011 Recurring Basis Level 2 Mutual Funds	Dec. 31, 2010 Recurring Basis Level 2 Mutual Funds	Dec. 31, 2011 Recurring Basis Level 2 Securities sold under agreements to repurchase	Dec. 31, 2010 Recurring Basis Level 2 Securities sold under agreements to repurchase	Dec. 31, 2011 Recurring Basis Level 2 Securities and spot commodities sold but not yet purchased	Dec. 31, 2010 Recurring Basis Level 2 Securities and spot commodities sold but not yet purchased	Dec. 31, 2011 Recurring Basis Level 2 Trust deposits and deposits due to banks and other depositors	Dec. 31, 2010 Recurring Basis Level 2 Trust deposits and deposits due to banks and other depositors	Dec. 31, 2011 Recurring Basis Level 3	Dec. 31, 2010 Recurring Basis Level 3	Dec. 31, 2011 Recurring Basis Level 3 Interest rate contracts	Dec. 31, 2010 Recurring Basis Level 3 Interest rate contracts	Dec. 31, 2011 Recurring Basis Level 3 Foreign exchange contracts	Dec. 31, 2010 Recurring Basis Level 3 Foreign exchange contracts	Dec. 31, 2011 Recurring Basis Level 3 Equity contracts	Dec. 31, 2010 Recurring Basis Level 3 Equity contracts	Dec. 31, 2011 Recurring Basis Level 3 Other investment types: Commodity contracts	Dec. 31, 2010 Recurring Basis Level 3 Other investment types: Commodity contracts	Dec. 31, 2011 Recurring Basis Level 3 Credit contracts	Dec. 31, 2010 Recurring Basis Level 3 Credit contracts	Dec. 31, 2011 Recurring Basis Level 3 Other contracts	Dec. 31, 2010 Recurring Basis Level 3 Other contracts	Dec. 31, 2011 Recurring Basis Level 3 Obligations of states, municipalities and political subdivisions	Dec. 31, 2010 Recurring Basis Level 3 Obligations of states, municipalities and political subdivisions	Dec. 31, 2011 Recurring Basis Level 3 Non-U.S. government	Dec. 31, 2010 Recurring Basis Level 3 Non-U.S. government	Dec. 31, 2011 Recurring Basis Level 3 Corporate debt	Dec. 31, 2010 Recurring Basis Level 3 Corporate debt	Dec. 31, 2011 Recurring Basis Level 3 Residential mortgage backed securities (RMBS)	Dec. 31, 2010 Recurring Basis Level 3 Residential mortgage backed securities (RMBS)	Dec. 31, 2011 Recurring Basis Level 3 Commercial mortgage-backed securities (CMBS)	Dec. 31, 2010 Recurring Basis Level 3 Commercial mortgage-backed securities (CMBS)	Dec. 31, 2011 Recurring Basis Level 3 Collateralized Debt Obligations/Asset Backed Securities (CDO/ABS)	Dec. 31, 2010 Recurring Basis Level 3 Collateralized Debt Obligations/Asset Backed Securities (CDO/ABS)	Dec. 31, 2011 Recurring Basis Level 3 Common Stock	Dec. 31, 2010 Recurring Basis Level 3 Common Stock	Dec. 31, 2011 Recurring Basis Level 3 Preferred Stock	Dec. 31, 2010 Recurring Basis Level 3 Preferred Stock	Dec. 31, 2011 Recurring Basis Counterparty Netting	Dec. 31, 2010 Recurring Basis Counterparty Netting	Dec. 31, 2011 Recurring Basis Counterparty Netting Counterparty netting and cash collateral	Dec. 31, 2010 Recurring Basis Counterparty Netting Counterparty netting and cash collateral	Dec. 31, 2011 Recurring Basis Cash Collateral	Dec. 31, 2010 Recurring Basis Cash Collateral	Dec. 31, 2011 Recurring Basis Cash Collateral Counterparty netting and cash collateral	Dec. 31, 2010 Recurring Basis Cash Collateral Counterparty netting and cash collateral	Dec. 31, 2011 Recurring Basis Total Fair Value	Dec. 31, 2010 Recurring Basis Total Fair Value	Dec. 31, 2011 Recurring Basis Total Fair Value Interest rate contracts	Dec. 31, 2010 Recurring Basis Total Fair Value Interest rate contracts	Dec. 31, 2011 Recurring Basis Total Fair Value Foreign exchange contracts	Dec. 31, 2010 Recurring Basis Total Fair Value Foreign exchange contracts	Dec. 31, 2011 Recurring Basis Total Fair Value Equity contracts	Dec. 31, 2010 Recurring Basis Total Fair Value Equity contracts	Dec. 31, 2011 Recurring Basis Total Fair Value Other investment types: Commodity contracts	Dec. 31, 2010 Recurring Basis Total Fair Value Other investment types: Commodity contracts	Dec. 31, 2011 Recurring Basis Total Fair Value Credit contracts	Dec. 31, 2010 Recurring Basis Total Fair Value Credit contracts	Dec. 31, 2011 Recurring Basis Total Fair Value Other contracts	Dec. 31, 2010 Recurring Basis Total Fair Value Other contracts	Dec. 31, 2011 Recurring Basis Total Fair Value Counterparty netting and cash collateral	Dec. 31, 2010 Recurring Basis Total Fair Value Counterparty netting and cash collateral	Dec. 31, 2011 Recurring Basis Total Fair Value U.S. government and government sponsored entities	Dec. 31, 2010 Recurring Basis Total Fair Value U.S. government and government sponsored entities	Dec. 31, 2011 Recurring Basis Total Fair Value Obligations of states, municipalities and political subdivisions	Dec. 31, 2010 Recurring Basis Total Fair Value Obligations of states, municipalities and political subdivisions	Dec. 31, 2011 Recurring Basis Total Fair Value Non-U.S. government	Dec. 31, 2010 Recurring Basis Total Fair Value Non-U.S. government	Dec. 31, 2011 Recurring Basis Total Fair Value Corporate debt	Dec. 31, 2010 Recurring Basis Total Fair Value Corporate debt	Dec. 31, 2011 Recurring Basis Total Fair Value Residential mortgage backed securities (RMBS)	Dec. 31, 2010 Recurring Basis Total Fair Value Residential mortgage backed securities (RMBS)	Dec. 31, 2011 Recurring Basis Total Fair Value Commercial mortgage-backed securities (CMBS)	Dec. 31, 2010 Recurring Basis Total Fair Value Commercial mortgage-backed securities (CMBS)	Dec. 31, 2011 Recurring Basis Total Fair Value Collateralized Debt Obligations/Asset Backed Securities (CDO/ABS)	Dec. 31, 2010 Recurring Basis Total Fair Value Collateralized Debt Obligations/Asset Backed Securities (CDO/ABS)	Dec. 31, 2011 Recurring Basis Total Fair Value Common Stock	Dec. 31, 2010 Recurring Basis Total Fair Value Common Stock	Dec. 31, 2011 Recurring Basis Total Fair Value Preferred Stock	Dec. 31, 2010 Recurring Basis Total Fair Value Preferred Stock	Dec. 31, 2011 Recurring Basis Total Fair Value Mutual Funds	Dec. 31, 2010 Recurring Basis Total Fair Value Mutual Funds
FAIR VALUE, ASSETS AND LIABILITIES MEASURED ON A RECURRING BASIS
Reference rate for variable interest rate			LIBOR	LIBOR
Percentage of securities for which market prices were provided				61.70%
Fair Value, Assets Measured on Recurring Basis
Bonds available for sale							$ 433,000,000	$ 873,000,000										$ 174,000,000	$ 142,000,000	$ 4,000,000	$ 259,000,000	$ 719,000,000	$ 8,000,000					$ 241,592,000,000	$ 210,341,000,000													$ 5,904,000,000	$ 7,208,000,000	$ 36,538,000,000	$ 46,007,000,000	$ 25,467,000,000	$ 16,084,000,000	$ 142,883,000,000	$ 122,624,000,000	$ 23,727,000,000	$ 13,441,000,000	$ 3,991,000,000	$ 2,807,000,000	$ 3,082,000,000	$ 2,170,000,000													$ 21,956,000,000	$ 17,088,000,000													$ 960,000,000	$ 609,000,000	$ 9,000,000	$ 5,000,000	$ 1,935,000,000	$ 2,262,000,000	$ 10,877,000,000	$ 6,367,000,000	$ 3,955,000,000	$ 3,604,000,000	$ 4,220,000,000	$ 4,241,000,000													$ 263,981,000,000	$ 228,302,000,000															$ 6,078,000,000	$ 7,350,000,000	$ 37,498,000,000	$ 46,620,000,000	$ 25,735,000,000	$ 16,808,000,000	$ 144,818,000,000	$ 124,894,000,000	$ 34,604,000,000	$ 19,808,000,000	$ 7,946,000,000	$ 6,411,000,000	$ 7,302,000,000	$ 6,411,000,000
Bond trading securities, at fair value	24,364,000,000	26,182,000,000					100,000,000	339,000,000										100,000,000	339,000,000									14,968,000,000	15,815,000,000													7,404,000,000	6,563,000,000	257,000,000	316,000,000	35,000,000	125,000,000	809,000,000	912,000,000	1,345,000,000	1,837,000,000	1,283,000,000	1,572,000,000	3,835,000,000	4,490,000,000													9,296,000,000	10,028,000,000																	7,000,000		303,000,000	91,000,000	554,000,000	506,000,000	8,432,000,000	9,431,000,000													24,364,000,000	26,182,000,000															7,504,000,000	6,902,000,000	257,000,000	316,000,000	35,000,000	125,000,000	816,000,000	912,000,000	1,648,000,000	1,928,000,000	1,837,000,000	2,078,000,000	12,267,000,000	13,921,000,000
Equity securities available for sale	3,624,000,000	4,581,000,000					3,349,000,000	3,893,000,000																3,294,000,000	3,577,000,000	55,000,000	316,000,000	119,000,000	563,000,000																											70,000,000	61,000,000	44,000,000	423,000,000	5,000,000	79,000,000							156,000,000	125,000,000																									57,000,000	61,000,000	99,000,000	64,000,000									3,624,000,000	4,581,000,000																													3,421,000,000	3,699,000,000	143,000,000	487,000,000	60,000,000	395,000,000
Equity securities trading	125,000,000	6,652,000,000					43,000,000	6,545,000,000																				82,000,000	106,000,000																																								1,000,000																																					125,000,000	6,652,000,000
Mortgage and other loans receivable																												106,000,000	143,000,000																																							1,000,000																																						107,000,000	143,000,000
Other invested assets	20,876,000,000	21,356,000,000					12,549,000,000	12,281,000,000	12,400,000,000	11,100,000,000																		1,709,000,000	1,661,000,000																																							6,618,000,000	7,414,000,000																																					20,876,000,000	21,356,000,000
Derivative assets, at fair value	4,499,000,000	5,917,000,000					123,000,000	84,000,000			2,000,000	1,000,000	14,000,000	92,000,000	61,000,000	29,000,000	8,000,000											8,123,000,000	14,545,000,000	7,251,000,000	13,146,000,000	143,000,000	172,000,000	133,000,000	233,000,000	134,000,000	69,000,000		2,000,000	462,000,000	923,000,000																											1,414,000,000	1,682,000,000	1,033,000,000	1,057,000,000	2,000,000	16,000,000	38,000,000	65,000,000	2,000,000	23,000,000	89,000,000	377,000,000	250,000,000	144,000,000																	(3,660,000,000)	(6,298,000,000)	(3,660,000,000)	(6,298,000,000)	(1,501,000,000)	(4,096,000,000)	(1,501,000,000)	(4,096,000,000)	4,499,000,000	5,917,000,000	8,286,000,000	14,204,000,000	145,000,000	202,000,000	263,000,000	359,000,000	136,000,000	92,000,000	89,000,000	379,000,000	741,000,000	1,075,000,000	(5,161,000,000)	(10,394,000,000)
Short-term investments, portion measured at fair value	5,913,000,000	23,860,000,000					2,309,000,000	5,401,000,000																				3,604,000,000	18,459,000,000																																																																													5,913,000,000	23,860,000,000
Separate account assets, at fair value	51,388,000,000	54,432,000,000					48,502,000,000	51,607,000,000																				2,886,000,000	2,825,000,000																																																																													51,388,000,000	54,432,000,000
Other assets	0	14,000,000																											14,000,000																																																																														14,000,000
Fair value assets measured on recurring basis, total							67,408,000,000	81,023,000,000																				273,189,000,000	264,472,000,000																																							39,441,000,000	36,338,000,000																													(3,660,000,000)	(6,298,000,000)			(1,501,000,000)	(4,096,000,000)			374,877,000,000	371,439,000,000
Fair Value, Liabilities Measured on Recurring Basis
Policyholder contract deposits, portion measured at fair value	918,000,000	445,000,000																																																																		918,000,000	445,000,000																																					918,000,000	445,000,000
Derivative liabilities, at fair value	4,733,000,000	5,735,000,000						14,000,000					14,000,000															7,342,000,000	10,122,000,000	6,661,000,000	9,387,000,000	178,000,000	324,000,000	198,000,000	286,000,000	146,000,000	68,000,000	4,000,000	5,000,000	155,000,000	52,000,000																											3,837,000,000	4,799,000,000	248,000,000	325,000,000			10,000,000	43,000,000			3,362,000,000	4,175,000,000	217,000,000	256,000,000																	(3,660,000,000)	(6,298,000,000)	(3,660,000,000)	(6,298,000,000)	(2,786,000,000)	(2,902,000,000)	(2,786,000,000)	(2,902,000,000)	4,733,000,000	5,735,000,000	6,909,000,000	9,712,000,000	178,000,000	338,000,000	208,000,000	329,000,000	146,000,000	68,000,000	3,366,000,000	4,180,000,000	372,000,000	308,000,000	(6,446,000,000)	(9,200,000,000)
Other long-term debt, portion measured at fair value	10,766,000,000	12,143,000,000																										10,258,000,000	11,161,000,000																																							508,000,000	982,000,000																																					10,766,000,000	12,143,000,000
Other liabilities	907,000,000	2,619,000,000					193,000,000	391,000,000																				714,000,000	2,228,000,000																																	600,000,000	2,100,000,000	144,000,000	94,000,000	6,000,000	15,000,000																																							907,000,000	2,619,000,000
Fair value liabilities measured on recurring basis, total							193,000,000	405,000,000																				18,314,000,000	23,511,000,000																																							5,263,000,000	6,226,000,000																													(3,660,000,000)	(6,298,000,000)			(2,786,000,000)	(2,902,000,000)			17,324,000,000	20,942,000,000
Securities collateral posted for derivative transactions																																																																																																						1,800,000,000	1,400,000,000
Securities collateral received not reflected in balance sheet																																																																																																						100,000,000	109,000,000
Percent of the fair value of the assets recorded as level 3 relating to various private equity, real estate, hedge fund and fund-of-funds investments																																																																				3.00%	5.00%
AIG's Ownership in private equity, real estate, hedge funds and fund-of-funds instrument																																																																				700,000,000	1,300,000,000
Percentage of investments in financial instrument owned																																																																				57.30%	68.60%
Securities purchased under agreements to resell																												100,000,000	1,600,000,000
Fair value derivative liability on AIGFP super senior credit default swap portfolio included in Level 3 unrealized loss on swaps, options and forward transactions																																																																				3,200,000,000	3,700,000,000
Assets transferred from Level 1 to Level 2					$ 1,200,000,000	$ 1,200,000,000

FAIR VALUE MEASUREMENTS (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended																																																				12 Months Ended																																		12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2010 Segment Discontinued Operations	Dec. 31, 2011 Liabilities	Dec. 31, 2010 Liabilities	Dec. 31, 2011 Policyholder contract deposits	Dec. 31, 2010 Policyholder contract deposits	Dec. 31, 2010 Policyholder contract deposits Segment Discontinued Operations	Dec. 31, 2011 Derivative liabilities, net	Dec. 31, 2010 Derivative liabilities, net	Dec. 31, 2010 Derivative liabilities, net Segment Discontinued Operations	Dec. 31, 2011 Interest rate contracts	Dec. 31, 2010 Interest rate contracts	Dec. 31, 2011 Foreign exchange contracts	Dec. 31, 2010 Foreign exchange contracts	Dec. 31, 2010 Foreign exchange contracts Segment Discontinued Operations	Dec. 31, 2011 Equity contracts	Dec. 31, 2010 Equity contracts	Dec. 31, 2010 Equity contracts Segment Discontinued Operations	Dec. 31, 2011 Other investment types: Commodity contracts	Dec. 31, 2010 Other investment types: Commodity contracts	Dec. 31, 2011 Credit contracts	Dec. 31, 2010 Credit contracts	Dec. 31, 2011 Other contracts	Dec. 31, 2010 Other contracts	Dec. 31, 2010 Other contracts Segment Discontinued Operations	Dec. 31, 2011 Other long-term debt	Dec. 31, 2010 Other long-term debt	Dec. 31, 2011 Bonds available for sale	Dec. 31, 2010 Bonds available for sale	Dec. 31, 2010 Bonds available for sale Segment Discontinued Operations	Dec. 31, 2011 Bonds available for sale Obligations of states, municipalities and political subdivisions	Dec. 31, 2010 Bonds available for sale Obligations of states, municipalities and political subdivisions	Dec. 31, 2011 Bonds available for sale Non-U.S. government	Dec. 31, 2010 Bonds available for sale Non-U.S. government	Dec. 31, 2010 Bonds available for sale Non-U.S. government Segment Discontinued Operations	Dec. 31, 2011 Bonds available for sale Corporate debt	Dec. 31, 2010 Bonds available for sale Corporate debt	Dec. 31, 2010 Bonds available for sale Corporate debt Segment Discontinued Operations	Dec. 31, 2011 Bonds available for sale Residential mortgage backed securities (RMBS)	Dec. 31, 2010 Bonds available for sale Residential mortgage backed securities (RMBS)	Dec. 31, 2010 Bonds available for sale Residential mortgage backed securities (RMBS) Segment Discontinued Operations	Dec. 31, 2011 Bonds available for sale Commercial mortgage-backed securities (CMBS)	Dec. 31, 2010 Bonds available for sale Commercial mortgage-backed securities (CMBS)	Dec. 31, 2010 Bonds available for sale Commercial mortgage-backed securities (CMBS) Segment Discontinued Operations	Dec. 31, 2011 Bonds available for sale Collateralized Debt Obligations/Asset Backed Securities (CDO/ABS)	Dec. 31, 2010 Bonds available for sale Collateralized Debt Obligations/Asset Backed Securities (CDO/ABS)	Dec. 31, 2010 Bonds available for sale Collateralized Debt Obligations/Asset Backed Securities (CDO/ABS) Segment Discontinued Operations	Dec. 31, 2011 Bond trading securities	Dec. 31, 2010 Bond trading securities	Dec. 31, 2010 Bond trading securities Segment Discontinued Operations	Dec. 31, 2009 Bond trading securities U.S. government and government sponsored entities	Dec. 31, 2010 Bond trading securities U.S. government and government sponsored entities Segment Discontinued Operations	Dec. 31, 2010 Bond trading securities Non-U.S. government	Dec. 31, 2010 Bond trading securities Non-U.S. government Segment Discontinued Operations	Dec. 31, 2011 Bond trading securities Corporate debt	Dec. 31, 2010 Bond trading securities Corporate debt	Dec. 31, 2010 Bond trading securities Corporate debt Segment Discontinued Operations	Dec. 31, 2011 Bond trading securities Residential mortgage backed securities (RMBS)	Dec. 31, 2010 Bond trading securities Residential mortgage backed securities (RMBS)	Dec. 31, 2011 Bond trading securities Commercial mortgage-backed securities (CMBS)	Dec. 31, 2010 Bond trading securities Commercial mortgage-backed securities (CMBS)	Dec. 31, 2010 Bond trading securities Commercial mortgage-backed securities (CMBS) Segment Discontinued Operations	Dec. 31, 2011 Bond trading securities Collateralized Debt Obligations/Asset Backed Securities (CDO/ABS)	Dec. 31, 2010 Bond trading securities Collateralized Debt Obligations/Asset Backed Securities (CDO/ABS)	Dec. 31, 2010 Bond trading securities Collateralized Debt Obligations/Asset Backed Securities (CDO/ABS) Segment Discontinued Operations	Dec. 31, 2011 Equity securities available for sale	Dec. 31, 2010 Equity securities available for sale	Dec. 31, 2010 Equity securities available for sale Segment Discontinued Operations	Dec. 31, 2011 Equity securities available for sale Common Stock	Dec. 31, 2010 Equity securities available for sale Common Stock	Dec. 31, 2010 Equity securities available for sale Common Stock Segment Discontinued Operations	Dec. 31, 2011 Equity securities available for sale Preferred Stock	Dec. 31, 2010 Equity securities available for sale Preferred Stock	Dec. 31, 2011 Equity securities available for sale Mutual Funds	Dec. 31, 2010 Equity securities available for sale Mutual Funds	Dec. 31, 2010 Equity securities available for sale Mutual Funds Segment Discontinued Operations	Dec. 31, 2011 Equity securities trading	Dec. 31, 2010 Equity securities trading	Dec. 31, 2010 Equity securities trading Segment Discontinued Operations	Dec. 31, 2011 Mortgage and other loans receivable	Dec. 31, 2011 Other invested assets	Dec. 31, 2010 Other invested assets	Dec. 31, 2010 Other invested assets Segment Discontinued Operations	Dec. 31, 2010 Other assets.	Dec. 31, 2009 Separate account assets	Dec. 31, 2010 Separate account assets Segment Discontinued Operations
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation calculation
Balance Beginning of Period	$ 34,656	$ 37,145																											$ 17,088	$ 22,474		$ 609	$ 613	$ 5	$ 753		$ 2,262	$ 4,791		$ 6,367	$ 6,654		$ 3,604	$ 4,939		$ 4,241	$ 4,724		$ 10,028	$ 7,387		$ 16		$ 56			$ 121		$ 91	$ 4	$ 506	$ 325		$ 9,431	$ 6,865		$ 125	$ 95		$ 61	$ 35		$ 64	$ 54		$ 6		$ 1	$ 8			$ 7,414	$ 6,910		$ 270	$ 1
Net Realized and Unrealized Gains (Losses) Included in Income	(642)	1,753	(4,678)																										(64)	(1,494)	(3,835)	2	(59)			(741)	11	(44)	(472)	(50)	(700)	(43)	(100)	(801)	(2,067)	73	110	(512)	(595)	2,899	(408)		(16)		(13)		(3)	(111)	(27)	(24)	92	50	(98)	(660)	2,876	(170)	27	(7)	(27)	28	(2)	(9)	(1)	(5)			(18)			(8)		(10)	355	(399)			(1)
Accumulated Other Comprehensive Income	923	4,833																											756	4,637		112	5		3		(25)	122		288	1,847		239	2,055		142	605																				28	47		(4)	38		32	6		3						139	149
Purchases, Sales, Issuances and Settlements, Net	2,503	(5,738)																											3,479	(4,246)		296	(121)	5	29		171	(322)		3,232	(2,497)		207	(668)		(432)	(667)		(190)	(171)				(32)		(11)	(7)		239	(7)	(95)	19		(323)	(144)		(47)	23		(40)	4		(1)	8	(6)	11		(1)	1		1	(739)	(1,075)		(270)
Gross Transfers in, assets	5,214																												4,576			17					2,480			1,093			134			852			358							18					292			48			29			18			5		6							251
Gross Transfers out, assets	(4,627)																												(3,879)			(76)		(1)			(2,964)			(53)			(129)			(656)			(305)												(241)			(64)			(6)			(6)												(437)
Net Transfers		1,341																												(448)			171		(39)			(1,813)			1,106			146			(19)			321				(11)						118		210			4			(6)			(5)			1		(2)							1,474
Balance End of Period	38,027	34,656																											21,956	17,088		960	609	9	5		1,935	2,262		10,877	6,367		3,955	3,604		4,220	4,241		9,296	10,028		16				7			303	91	554	506		8,432	9,431		156	125		57	61		99	64					1		1	6,618	7,414			1
Changes in Unrealized Gains (Losses) on Instruments Held at End of Period, assets	(615)	1,012																																															(617)	1,528						1	(6)		(28)	(19)	87	146		(677)	1,407																	2	(516)
Balance at the Beginning of the Period				(4,544)	(12,160)	(445)	(5,214)		(3,117)	(6,065)		732	(1,469)	16	29		22	74		23	22	(3,798)	(4,545)	(112)	(176)		(982)	(881)
Net Realized and Unrealized Gains (Losses) Included in Income			5,126	(151)	720	(429)	175	5,138	338	782	(12)	46	(20)	(11)	7	(18)	(16)	(27)	(1)	1	3	332	880	(14)	(61)	7	(60)	(237)
Accumulated Other Comprehensive Loss				(51)					(51)															(51)
Purchases, Sales, Issuances and Settlements-Net				790	1,319	(44)	(544)		279	1,120		(2)	1,230	(5)	(2)		41	(44)		(22)	(2)	193	(131)	74	69		555	743
Gross Transfers in, liabilities				(26)					(5)			30		2			(7)							(30)			(21)
Gross Transfers out, liabilities	133			133					133			(21)					(12)							166
Net Transfers					451					1,058			991					20					(2)		49			(607)
Balance at the End of the Period				(3,849)	(4,544)	(918)	(445)		(2,423)	(3,117)		785	732	2	16		28	22		2	23	(3,273)	(3,798)	33	(112)		(508)	(982)
Changes in Unrealized Gains (Losses) on Instruments Held at End of Period, liabilities				$ 663	$ (30)	$ 508	$ (609)		$ 290	$ 854		$ (90)	$ (61)	$ 1	$ 9		$ (15)	$ (4)		$ (1)	$ 3	$ 493	$ 993	$ (98)	$ (86)		$ (135)	$ (275)

FAIR VALUE MEASUREMENTS (Details 5) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Net realized and unrealized gains and losses related to Level 3 items
Net realized and unrealized gains (losses) included in income, assets	$ (642)	$ 1,753
Policyholder contract deposits
Net realized and unrealized gains and losses related to Level 3 items
Net realized and unrealized gains (losses) included in net realized capital gains, liabilities measured at Level 3	(499)	419
Net realized and unrealized gains (losses) included in other income, liabilities measured at Level 3	70	76
Net realized and unrealized gains (losses) included in policyholder benefits and claims incurred, liabilities measured at Level 3		(320)
Net realized and unrealized gains (losses) included in income, liabilities	(429)	175
Derivative liabilities, net
Net realized and unrealized gains and losses related to Level 3 items
Net realized and unrealized gains (losses) included in net investment income, liabilities measured at Level 3	2
Net realized and unrealized gains (losses) included in net realized capital gains, liabilities measured at Level 3	13	260
Net realized and unrealized gains (losses) included in other income, liabilities measured at Level 3	323	522
Net realized and unrealized gains (losses) included in income, liabilities	338	782
Other long-term debt
Net realized and unrealized gains and losses related to Level 3 items
Net realized and unrealized gains (losses) included in other income, liabilities measured at Level 3	(60)	(237)
Net realized and unrealized gains (losses) included in income, liabilities	(60)	(237)
Bonds available for sale
Net realized and unrealized gains and losses related to Level 3 items
Net realized and unrealized gains (losses) included in net investment income, assets measured at Level 3	638	321
Net realized and unrealized gains (losses) included in net realized capital gains, assets measured at Level 3	(717)	(1,832)
Net realized and unrealized gains (losses) included in other income, assets measured at Level 3	15	17
Net realized and unrealized gains (losses) included in income, assets	(64)	(1,494)
Bond trading securities
Net realized and unrealized gains and losses related to Level 3 items
Net realized and unrealized gains (losses) included in net investment income, assets measured at Level 3	(634)	2,282
Net realized and unrealized gains (losses) included in net realized capital gains, assets measured at Level 3	4	39
Net realized and unrealized gains (losses) included in other income, assets measured at Level 3	35	578
Net realized and unrealized gains (losses) included in income, assets	(595)	2,899
Equity securities available for sale
Net realized and unrealized gains and losses related to Level 3 items
Net realized and unrealized gains (losses) included in net realized capital gains, assets measured at Level 3	27	(7)
Net realized and unrealized gains (losses) included in income, assets	27	(7)
Other invested assets
Net realized and unrealized gains and losses related to Level 3 items
Net realized and unrealized gains (losses) included in net investment income, assets measured at Level 3	23	581
Net realized and unrealized gains (losses) included in net realized capital gains, assets measured at Level 3	(84)	(271)
Net realized and unrealized gains (losses) included in other income, assets measured at Level 3	51	45
Net realized and unrealized gains (losses) included in income, assets	$ (10)	$ 355

FAIR VALUE MEASUREMENTS (Details 6) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Purchases, Sales, Issuances and Settlements, Net, assets	$ 2,503	$ (5,738)
Transfers into Level 3 at end of reporting period, losses not included in realized and unrealized gains and losses related to Level 3 for the period	(68)
Transfers out Level 3 at end of reporting period, losses not included in realized and unrealized gains and losses related to Level 3 for the period.	45
Transfers out of Level 3 liabilities	133
Liabilities
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Purchases, liabilities	43
Sales, liabilities	(70)
Settlements, liabilities	817
Purchases, Sales, Issuances and Settlements, Net, liabilities	790	1,319
Transfers out of Level 3 liabilities	133
Policyholder contract deposits
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Sales, liabilities	(70)
Settlements, liabilities	26
Purchases, Sales, Issuances and Settlements, Net, liabilities	(44)	(544)
Derivative liabilities, net
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Purchases, liabilities	43
Settlements, liabilities	236
Purchases, Sales, Issuances and Settlements, Net, liabilities	279	1,120
Transfers out of Level 3 liabilities	133
Interest rate contracts
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Settlements, liabilities	(2)
Purchases, Sales, Issuances and Settlements, Net, liabilities	(2)	1,230
Transfers out of Level 3 liabilities	(21)
Foreign exchange contracts
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Settlements, liabilities	(5)
Purchases, Sales, Issuances and Settlements, Net, liabilities	(5)	(2)
Equity contracts
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Purchases, liabilities	43
Settlements, liabilities	(2)
Purchases, Sales, Issuances and Settlements, Net, liabilities	41	(44)
Transfers out of Level 3 liabilities	(12)
Other investment types: Commodity contracts
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Settlements, liabilities	(22)
Purchases, Sales, Issuances and Settlements, Net, liabilities	(22)	(2)
Credit contracts
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Settlements, liabilities	193
Purchases, Sales, Issuances and Settlements, Net, liabilities	193	(131)
Other contracts
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Settlements, liabilities	74
Purchases, Sales, Issuances and Settlements, Net, liabilities	74	69
Transfers out of Level 3 liabilities	166
Other long-term debt
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Settlements, liabilities	555
Purchases, Sales, Issuances and Settlements, Net, liabilities	555	743
Assets
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Purchases, assets	8,850
Sales, assets	(1,112)
Settlements, assets	(5,235)
Bonds available for sale
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Purchases, assets	7,275
Sales, assets	(273)
Settlements, assets	(3,523)
Purchases, Sales, Issuances and Settlements, Net, assets	3,479	(4,246)
Bonds available for sale | Obligations of states, municipalities and political subdivisions
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Purchases, assets	305
Sales, assets	(4)
Settlements, assets	(5)
Purchases, Sales, Issuances and Settlements, Net, assets	296	(121)
Bonds available for sale | Non-U.S. government
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Purchases, assets	4
Sales, assets	(2)
Settlements, assets	3
Purchases, Sales, Issuances and Settlements, Net, assets	5	29
Bonds available for sale | Corporate debt
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Purchases, assets	497
Sales, assets	(27)
Settlements, assets	(299)
Purchases, Sales, Issuances and Settlements, Net, assets	171	(322)
Bonds available for sale | Residential mortgage backed securities (RMBS)
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Purchases, assets	4,932
Sales, assets	(205)
Settlements, assets	(1,495)
Purchases, Sales, Issuances and Settlements, Net, assets	3,232	(2,497)
Bonds available for sale | Commercial mortgage-backed securities (CMBS)
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Purchases, assets	470
Sales, assets	(34)
Settlements, assets	(229)
Purchases, Sales, Issuances and Settlements, Net, assets	207	(668)
Bonds available for sale | Collateralized Debt Obligations/Asset Backed Securities (CDO/ABS)
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Purchases, assets	1,067
Sales, assets	(1)
Settlements, assets	(1,498)
Purchases, Sales, Issuances and Settlements, Net, assets	(432)	(667)
Bond trading securities
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Purchases, assets	857
Sales, assets	(512)
Settlements, assets	(535)
Purchases, Sales, Issuances and Settlements, Net, assets	(190)	(171)
Bond trading securities | Non-U.S. government
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Purchases, Sales, Issuances and Settlements, Net, assets		(32)
Bond trading securities | Corporate debt
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Settlements, assets	(11)
Purchases, Sales, Issuances and Settlements, Net, assets	(11)	(7)
Bond trading securities | Residential mortgage backed securities (RMBS)
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Purchases, assets	305
Sales, assets	(1)
Settlements, assets	(65)
Purchases, Sales, Issuances and Settlements, Net, assets	239	(7)
Bond trading securities | Commercial mortgage-backed securities (CMBS)
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Purchases, assets	221
Sales, assets	(207)
Settlements, assets	(109)
Purchases, Sales, Issuances and Settlements, Net, assets	(95)	19
Bond trading securities | Collateralized Debt Obligations/Asset Backed Securities (CDO/ABS)
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Purchases, assets	331
Sales, assets	(304)
Settlements, assets	(350)
Purchases, Sales, Issuances and Settlements, Net, assets	(323)	(144)
Equity securities available for sale
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Sales, assets	(31)
Settlements, assets	(16)
Purchases, Sales, Issuances and Settlements, Net, assets	(47)	23
Equity securities available for sale | Common Stock
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Sales, assets	(31)
Settlements, assets	(9)
Purchases, Sales, Issuances and Settlements, Net, assets	(40)	4
Equity securities available for sale | Preferred Stock
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Settlements, assets	(1)
Purchases, Sales, Issuances and Settlements, Net, assets	(1)	8
Equity securities available for sale | Mutual Funds
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Settlements, assets	(6)
Purchases, Sales, Issuances and Settlements, Net, assets	(6)	11
Equity securities trading
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Settlements, assets	(1)
Purchases, Sales, Issuances and Settlements, Net, assets	(1)	1
Mortgage and other loans receivable, net of allowance
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Settlements, assets	1
Purchases, Sales, Issuances and Settlements, Net, assets	1
Other invested assets
Fair value assets and liabilities measured on recurring basis, unobservable input reconciliation
Purchases, assets	718
Sales, assets	(296)
Settlements, assets	(1,161)
Purchases, Sales, Issuances and Settlements, Net, assets	$ (739)	$ (1,075)

FAIR VALUE MEASUREMENTS (Details 7) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Y	Dec. 31, 2010
INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE
Fair Value Using Net Asset Value	$ 6,873	$ 7,920
Unfunded Commitments	1,193	1,496
Investments of entities classified as held for sale		415
Private equity funds:
INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE
Fair Value Using Net Asset Value	4,100	4,265
Unfunded Commitments	1,181	1,474
Expected remaining lives that funds in some cases extend beyond (in years)	10
Investment redemption notice period (in days/years)	1 year
Private equity funds: | Expected remaining lives of less than 3 years
INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE
First threshold level of remaining lives (in years)	3
Percentage of hedge fund investments that cannot be redeemed, either in whole or in part	32.00%
Private equity funds: | Expected remaining lives of less than 3 to 7 years
INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE
Second threshold level of remaining lives (in years)	7
Percentage of hedge fund investments that cannot be redeemed, either in whole or in part	55.00%
Private equity funds: | Expected remaining lives of less than 7 to 10 years
INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE
Third threshold level of remaining lives (in years)	10
Percentage of hedge fund investments that cannot be redeemed, either in whole or in part	13.00%
Leveraged buyout
INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE
Fair Value Using Net Asset Value	3,185	3,137
Unfunded Commitments	945	1,151
Non-U.S.
INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE
Fair Value Using Net Asset Value	165	172
Unfunded Commitments	57	67
Venture capital
INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE
Fair Value Using Net Asset Value	316	325
Unfunded Commitments	39	42
Distressed
INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE
Fair Value Using Net Asset Value	182	258
Unfunded Commitments	42	67
Other..
INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE
Fair Value Using Net Asset Value	252	373
Unfunded Commitments	98	147
Hedge funds:
INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE
Fair Value Using Net Asset Value	2,773	3,655
Unfunded Commitments	12	22
Hedge fund investments redeemable monthly (as a percent)	9.00%
Hedge fund investments redeemable quarterly (as a percent)	53.00%
Hedge fund investments redeemable semi-annually (as a percent)	10.00%
Hedge fund investments redeemable annually (as a percent)	28.00%
Hedge fund investments redemption notices of less than 90 days (as a percent)	79.00%
Percentage of hedge fund investments that cannot be redeemed, either in whole or in part	47.00%
Investment redemption notice period (in days/years)	1 day to 180 days
Event-driven
INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE
Fair Value Using Net Asset Value	774	1,310
Unfunded Commitments	2	2
Long-short
INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE
Fair Value Using Net Asset Value	927	1,038
Relative value
INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE
Fair Value Using Net Asset Value	52	230
Distressed.
INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE
Fair Value Using Net Asset Value	272	369
Unfunded Commitments	10	20
Other hedge funds
INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE
Fair Value Using Net Asset Value	$ 748	$ 708

FAIR VALUE MEASUREMENTS (Details 8) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
FAIR VALUE, ASSETS MEASUREMENTS ON A NON-RECURRING BASIS
Number of steps involved in process of impairment test	2
Goodwill impairment charge	$ 0	$ 69
ALICO and AIG Star and AIG Edison
FAIR VALUE, ASSETS MEASUREMENTS ON A NON-RECURRING BASIS
Goodwill impairment charge		4,600
Fair value on a non-recurring basis
FAIR VALUE, ASSETS MEASUREMENTS ON A NON-RECURRING BASIS
Impairment Charges	2,353	2,546	3,075
Fair value on a non-recurring basis | Goodwill.
FAIR VALUE, ASSETS MEASUREMENTS ON A NON-RECURRING BASIS
Impairment Charges			693
Fair value on a non-recurring basis | Investment real estate:
FAIR VALUE, ASSETS MEASUREMENTS ON A NON-RECURRING BASIS
Impairment Charges	18	604	1,198
Fair value on a non-recurring basis | Other investments
FAIR VALUE, ASSETS MEASUREMENTS ON A NON-RECURRING BASIS
Impairment Charges	639	323	908
Fair value on a non-recurring basis | Aircraft
FAIR VALUE, ASSETS MEASUREMENTS ON A NON-RECURRING BASIS
Impairment Charges	1,693	1,614	51
Fair value on a non-recurring basis | Other assets
FAIR VALUE, ASSETS MEASUREMENTS ON A NON-RECURRING BASIS
Impairment Charges	3	5	225
Fair value on a non-recurring basis | Level 2
FAIR VALUE, ASSETS MEASUREMENTS ON A NON-RECURRING BASIS
Assets at Fair Value, Non-Recurring Basis		4
Fair value on a non-recurring basis | Level 2 | Other investments
FAIR VALUE, ASSETS MEASUREMENTS ON A NON-RECURRING BASIS
Assets at Fair Value, Non-Recurring Basis		4
Fair value on a non-recurring basis | Level 3
FAIR VALUE, ASSETS MEASUREMENTS ON A NON-RECURRING BASIS
Assets at Fair Value, Non-Recurring Basis	4,343	8,202
Fair value on a non-recurring basis | Level 3 | Investment real estate:
FAIR VALUE, ASSETS MEASUREMENTS ON A NON-RECURRING BASIS
Assets at Fair Value, Non-Recurring Basis	457	1,588
Fair value on a non-recurring basis | Level 3 | Other investments
FAIR VALUE, ASSETS MEASUREMENTS ON A NON-RECURRING BASIS
Assets at Fair Value, Non-Recurring Basis	2,199	2,388
Fair value on a non-recurring basis | Level 3 | Aircraft
FAIR VALUE, ASSETS MEASUREMENTS ON A NON-RECURRING BASIS
Assets at Fair Value, Non-Recurring Basis	1,683	4,224
Fair value on a non-recurring basis | Level 3 | Other assets
FAIR VALUE, ASSETS MEASUREMENTS ON A NON-RECURRING BASIS
Assets at Fair Value, Non-Recurring Basis	4	2
Fair value on a non-recurring basis | Total Fair Value
FAIR VALUE, ASSETS MEASUREMENTS ON A NON-RECURRING BASIS
Assets at Fair Value, Non-Recurring Basis	4,343	8,206
Fair value on a non-recurring basis | Total Fair Value | Investment real estate:
FAIR VALUE, ASSETS MEASUREMENTS ON A NON-RECURRING BASIS
Assets at Fair Value, Non-Recurring Basis	457	1,588
Fair value on a non-recurring basis | Total Fair Value | Other investments
FAIR VALUE, ASSETS MEASUREMENTS ON A NON-RECURRING BASIS
Assets at Fair Value, Non-Recurring Basis	2,199	2,392
Fair value on a non-recurring basis | Total Fair Value | Aircraft
FAIR VALUE, ASSETS MEASUREMENTS ON A NON-RECURRING BASIS
Assets at Fair Value, Non-Recurring Basis	1,683	4,224
Fair value on a non-recurring basis | Total Fair Value | Other assets
FAIR VALUE, ASSETS MEASUREMENTS ON A NON-RECURRING BASIS
Assets at Fair Value, Non-Recurring Basis	$ 4	$ 2

FAIR VALUE MEASUREMENTS (Details 9) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Fair Value, Option, Quantitative Disclosures
Fair value option credit risk gains (losses) on liabilities	$ 420	$ (779)	$ (86)
Segment Discontinued Operations
Fair Value, Option, Quantitative Disclosures
Gain (Loss)	1,300	4,900	3,800
Fair Value Option
Fair Value, Option, Quantitative Disclosures
Gain (Loss)	971	1,818	3,828
Fair Value Option | Policyholder contract deposits
Fair Value, Option, Quantitative Disclosures
Gain (Loss)		(320)	(1,121)
Fair Value Option | Securities sold under agreements to repurchase
Fair Value, Option, Quantitative Disclosures
Gain (Loss)	(62)	14	(73)
Fair Value Option | Securities and spot commodities sold but not yet purchased
Fair Value, Option, Quantitative Disclosures
Gain (Loss)	(4)	(21)	(148)
Fair Value Option | Other long-term debt
Fair Value, Option, Quantitative Disclosures
Gain (Loss)	(966)	(1,595)	2,482
Fair Value Option | Other liabilities
Fair Value, Option, Quantitative Disclosures
Gain (Loss)	(1)	(1)	(173)
Fair Value Option | Mortgage and other loans receivable, net of allowance
Fair Value, Option, Quantitative Disclosures
Gain (Loss)	11	53	(6)
Fair Value Option | Bond and equity securities
Fair Value, Option, Quantitative Disclosures
Gain (Loss)	1,273	2,060	2,513
Fair Value Option | Trading - ML II Interest
Fair Value, Option, Quantitative Disclosures
Gain (Loss)	42	513	(25)
Fair Value Option | Trading - ML III Interest
Fair Value, Option, Quantitative Disclosures
Gain (Loss)	(646)	1,792	419
Fair Value Option | Securities purchased under agreements to resell
Fair Value, Option, Quantitative Disclosures
Gain (Loss)	34	1	(8)
Fair Value Option | Retained interest in AIA
Fair Value, Option, Quantitative Disclosures
Gain (Loss)	1,289	(638)
Fair Value Option | Short-term investments and other invested assets and Other assets
Fair Value, Option, Quantitative Disclosures
Gain (Loss)	$ 1	$ (40)	$ (32)

FAIR VALUE MEASUREMENTS (Details 10) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 D	Dec. 31, 2010 D
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Mortgage and other loans receivable, Fair Value	$ 107	$ 143
Long-term debt, Fair Value	10,766	12,143
Long-term debt, Outstanding Principal Amount	73,400
Fair Value Option
Fair Value, Balance Sheet Grouping, Financial Statement Captions
Mortgage and other loans receivable, Fair Value	107	143
Mortgage and other loans receivable, Outstanding Principal Amount	150	203
Mortgage and other loans receivable, Difference	(43)	(60)
Long-term debt, Fair Value	10,766	12,143
Long-term debt, Outstanding Principal Amount	8,624	10,508
Long-term debt, Difference	$ 2,142	$ 1,635
Disclosure level, past due mortgage or other loans receivable for which the fair value option was elected, number of days past due threshold	90	90

FAIR VALUE MEASUREMENTS (Details 11) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Assets:
Mortgage and other loans receivable	$ 19,489	$ 20,237
Short-term investments	22,572	43,738
Cash	1,474	1,558	4,400	8,642
Liabilities:
Long-term debt (including FRBNY Credit Facility)	73,400
Carrying Value
Assets:
Mortgage and other loans receivable	19,382	20,094
Other invested assets	4,701	4,405
Short-term investments	16,659	19,878
Cash	1,474	1,558
Liabilities:
Policyholder contract deposits associated with investment-type contracts	106,950	102,585
Long-term debt (including FRBNY Credit Facility)	64,487	94,318
Total Fair Value
Assets:
Mortgage and other loans receivable	20,494	20,285
Other invested assets	3,390	3,644
Short-term investments	16,657	19,878
Cash	1,474	1,558
Liabilities:
Policyholder contract deposits associated with investment-type contracts	122,125	112,710
Long-term debt (including FRBNY Credit Facility)	$ 61,295	$ 93,745

INVESTMENTS (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Available-for-sale Securities and Alternative Investments Excluding held-for-sale Investments Balance Sheet Reported Amounts [Abstract]
Available-for-sale Securities, Other-Than- Temporary Impairments in AOCI	$ (856,000,000)	$ (761,000,000)
Other invested assets carried at fair value, Amortized Cost or Cost	5,155,000,000	5,392,000,000
Other invested assets carried at fair value, Gross Unrealized Gains	1,611,000,000	1,256,000,000
Other invested assets carried at fair value, Gross Unrealized Losses	(269,000,000)	(60,000,000)
Other invested assets carried at fair value, fair value	6,497,000,000	6,588,000,000
Total, Amortized Cost or Cost	257,745,000,000	228,632,000,000
Total, Gross Unrealized Gains	21,637,000,000	16,038,000,000
Total, Gross Unrealized Losses	5,280,000,000	5,199,000,000
Total, fair value	274,102,000,000	239,471,000,000
Total, Other-Than-Temporary Impairments in AOCI	(856,000,000)	(761,000,000)
Other details of available-for-sale securities
Minimum percentage of fair value of available for sale securities pledged by counterparties under secured financing transactions	102.00%
Available for sale securities at fair value loaned to counterparties under secured financing transactions	2,300,000,000
Assets held-for-sale
Available-for-sale Securities and Alternative Investments Excluding held-for-sale Investments Balance Sheet Reported Amounts [Abstract]
Available for Sale Securities, fair value		80,500,000,000
Available-for-sale Securities and other invested assets, Gross Unrealized Gain (Loss)		604,000,000
Bonds available for sale
Available-for-sale Securities and Alternative Investments Excluding held-for-sale Investments Balance Sheet Reported Amounts [Abstract]
Available-for-sale Securities, Amortized Cost or Cost	250,770,000,000	220,669,000,000
Available-for-sale Securities, Gross Unrealized Gains	18,121,000,000	12,717,000,000
Available-for-sale Securities, Gross Unrealized Losses	(4,910,000,000)	(5,084,000,000)
Available for Sale Securities, fair value	263,981,000,000	228,302,000,000
Available-for-sale Securities, Other-Than- Temporary Impairments in AOCI	(856,000,000)	(761,000,000)
Other details of available-for-sale securities
Available for sale securities not rated or rated below investment grade	24,200,000,000	18,600,000,000
Bonds available for sale | U.S. government and government sponsored entities
Available-for-sale Securities and Alternative Investments Excluding held-for-sale Investments Balance Sheet Reported Amounts [Abstract]
Available-for-sale Securities, Amortized Cost or Cost	5,661,000,000	7,239,000,000
Available-for-sale Securities, Gross Unrealized Gains	418,000,000	184,000,000
Available-for-sale Securities, Gross Unrealized Losses	(1,000,000)	(73,000,000)
Available for Sale Securities, fair value	6,078,000,000	7,350,000,000
Bonds available for sale | Obligations of states, municipalities and political subdivisions
Available-for-sale Securities and Alternative Investments Excluding held-for-sale Investments Balance Sheet Reported Amounts [Abstract]
Available-for-sale Securities, Amortized Cost or Cost	35,017,000,000	45,297,000,000
Available-for-sale Securities, Gross Unrealized Gains	2,554,000,000	1,725,000,000
Available-for-sale Securities, Gross Unrealized Losses	(73,000,000)	(402,000,000)
Available for Sale Securities, fair value	37,498,000,000	46,620,000,000
Available-for-sale Securities, Other-Than- Temporary Impairments in AOCI	(28,000,000)	2,000,000
Bonds available for sale | Non-U.S. government
Available-for-sale Securities and Alternative Investments Excluding held-for-sale Investments Balance Sheet Reported Amounts [Abstract]
Available-for-sale Securities, Amortized Cost or Cost	24,568,000,000	16,142,000,000
Available-for-sale Securities, Gross Unrealized Gains	1,269,000,000	741,000,000
Available-for-sale Securities, Gross Unrealized Losses	(102,000,000)	(75,000,000)
Available for Sale Securities, fair value	25,735,000,000	16,808,000,000
Available-for-sale Securities, Other-Than- Temporary Impairments in AOCI		(28,000,000)
Bonds available for sale | Corporate debt
Available-for-sale Securities and Alternative Investments Excluding held-for-sale Investments Balance Sheet Reported Amounts [Abstract]
Available-for-sale Securities, Amortized Cost or Cost	134,974,000,000	117,367,000,000
Available-for-sale Securities, Gross Unrealized Gains	11,569,000,000	8,725,000,000
Available-for-sale Securities, Gross Unrealized Losses	(1,725,000,000)	(1,198,000,000)
Available for Sale Securities, fair value	144,818,000,000	124,894,000,000
Available-for-sale Securities, Other-Than- Temporary Impairments in AOCI	115,000,000	99,000,000
Bonds available for sale | Mortgage backed, asset backed and collateralized
Available-for-sale Securities and Alternative Investments Excluding held-for-sale Investments Balance Sheet Reported Amounts [Abstract]
Available-for-sale Securities, Amortized Cost or Cost	50,550,000,000	34,624,000,000
Available-for-sale Securities, Gross Unrealized Gains	2,311,000,000	1,342,000,000
Available-for-sale Securities, Gross Unrealized Losses	(3,009,000,000)	(3,336,000,000)
Available for Sale Securities, fair value	49,852,000,000	32,630,000,000
Available-for-sale Securities, Other-Than- Temporary Impairments in AOCI	(943,000,000)	(834,000,000)
Bonds available for sale | Residential mortgage backed securities (RMBS)
Available-for-sale Securities and Alternative Investments Excluding held-for-sale Investments Balance Sheet Reported Amounts [Abstract]
Available-for-sale Securities, Amortized Cost or Cost	34,780,000,000	20,661,000,000
Available-for-sale Securities, Gross Unrealized Gains	1,387,000,000	700,000,000
Available-for-sale Securities, Gross Unrealized Losses	(1,563,000,000)	(1,553,000,000)
Available for Sale Securities, fair value	34,604,000,000	19,808,000,000
Available-for-sale Securities, Other-Than- Temporary Impairments in AOCI	(716,000,000)	(648,000,000)
Bonds available for sale | Commercial mortgage-backed securities (CMBS)
Available-for-sale Securities and Alternative Investments Excluding held-for-sale Investments Balance Sheet Reported Amounts [Abstract]
Available-for-sale Securities, Amortized Cost or Cost	8,449,000,000	7,320,000,000
Available-for-sale Securities, Gross Unrealized Gains	470,000,000	240,000,000
Available-for-sale Securities, Gross Unrealized Losses	(973,000,000)	(1,149,000,000)
Available for Sale Securities, fair value	7,946,000,000	6,411,000,000
Available-for-sale Securities, Other-Than- Temporary Impairments in AOCI	(276,000,000)	(218,000,000)
Bonds available for sale | Collateralized Debt Obligations/Asset Backed Securities (CDO/ABS)
Available-for-sale Securities and Alternative Investments Excluding held-for-sale Investments Balance Sheet Reported Amounts [Abstract]
Available-for-sale Securities, Amortized Cost or Cost	7,321,000,000	6,643,000,000
Available-for-sale Securities, Gross Unrealized Gains	454,000,000	402,000,000
Available-for-sale Securities, Gross Unrealized Losses	(473,000,000)	(634,000,000)
Available for Sale Securities, fair value	7,302,000,000	6,411,000,000
Available-for-sale Securities, Other-Than- Temporary Impairments in AOCI	49,000,000	32,000,000
Equity securities available for sale
Available-for-sale Securities and Alternative Investments Excluding held-for-sale Investments Balance Sheet Reported Amounts [Abstract]
Available-for-sale Securities, Amortized Cost or Cost	1,820,000,000	2,571,000,000
Available-for-sale Securities, Gross Unrealized Gains	1,905,000,000	2,065,000,000
Available-for-sale Securities, Gross Unrealized Losses	(101,000,000)	(55,000,000)
Available for Sale Securities, fair value	3,624,000,000	4,581,000,000
Equity securities available for sale | Common Stock
Available-for-sale Securities and Alternative Investments Excluding held-for-sale Investments Balance Sheet Reported Amounts [Abstract]
Available-for-sale Securities, Amortized Cost or Cost	1,682,000,000	1,820,000,000
Available-for-sale Securities, Gross Unrealized Gains	1,839,000,000	1,931,000,000
Available-for-sale Securities, Gross Unrealized Losses	(100,000,000)	(52,000,000)
Available for Sale Securities, fair value	3,421,000,000	3,699,000,000
Equity securities available for sale | Preferred Stock
Available-for-sale Securities and Alternative Investments Excluding held-for-sale Investments Balance Sheet Reported Amounts [Abstract]
Available-for-sale Securities, Amortized Cost or Cost	83,000,000	400,000,000
Available-for-sale Securities, Gross Unrealized Gains	60,000,000	88,000,000
Available-for-sale Securities, Gross Unrealized Losses		(1,000,000)
Available for Sale Securities, fair value	143,000,000	487,000,000
Equity securities available for sale | Mutual Funds
Available-for-sale Securities and Alternative Investments Excluding held-for-sale Investments Balance Sheet Reported Amounts [Abstract]
Available-for-sale Securities, Amortized Cost or Cost	55,000,000	351,000,000
Available-for-sale Securities, Gross Unrealized Gains	6,000,000	46,000,000
Available-for-sale Securities, Gross Unrealized Losses	(1,000,000)	(2,000,000)
Available for Sale Securities, fair value	$ 60,000,000	$ 395,000,000

INVESTMENTS (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011 security	Dec. 31, 2010
Fair value and gross unrealized losses on AIG's available for sale securities
Fair Value, less than 12 Months	$ 37,024	$ 37,686
Gross Unrealized Losses, less than 12 Months	2,056	1,209
Fair Value, 12 Months or More	14,554	20,119
Gross Unrealized Losses, 12 Months or More	2,955	3,930
Fair Value, total	51,578	57,805
Gross Unrealized Losses, total	5,011	5,139
Number of individual securities in continuous unrealized loss position for longer than twelve months	2,045
Fixed maturity securities
Fair value and gross unrealized losses on AIG's available for sale securities
Number of individual fixed maturity securities	7,582
Bonds available for sale
Fair value and gross unrealized losses on AIG's available for sale securities
Fair Value, less than 12 Months	36,408	37,034
Gross Unrealized Losses, less than 12 Months	1,955	1,154
Fair Value, 12 Months or More	14,554	20,119
Gross Unrealized Losses, 12 Months or More	2,955	3,930
Fair Value, total	50,962	57,153
Gross Unrealized Losses, total	4,910	5,084
Bonds available for sale | U.S. government and government sponsored entities
Fair value and gross unrealized losses on AIG's available for sale securities
Fair Value, less than 12 Months	142	2,142
Gross Unrealized Losses, less than 12 Months	1	73
Fair Value, total	142	2,142
Gross Unrealized Losses, total	1	73
Bonds available for sale | Obligations of states, municipalities and political subdivisions
Fair value and gross unrealized losses on AIG's available for sale securities
Fair Value, less than 12 Months	174	9,300
Gross Unrealized Losses, less than 12 Months	1	296
Fair Value, 12 Months or More	669	646
Gross Unrealized Losses, 12 Months or More	72	106
Fair Value, total	843	9,946
Gross Unrealized Losses, total	73	402
Bonds available for sale | Non-U.S. government
Fair value and gross unrealized losses on AIG's available for sale securities
Fair Value, less than 12 Months	3,992	1,427
Gross Unrealized Losses, less than 12 Months	67	34
Fair Value, 12 Months or More	424	335
Gross Unrealized Losses, 12 Months or More	35	41
Fair Value, total	4,416	1,762
Gross Unrealized Losses, total	102	75
Bonds available for sale | Corporate debt
Fair value and gross unrealized losses on AIG's available for sale securities
Fair Value, less than 12 Months	18,099	18,246
Gross Unrealized Losses, less than 12 Months	937	579
Fair Value, 12 Months or More	5,907	7,343
Gross Unrealized Losses, 12 Months or More	788	619
Fair Value, total	24,006	25,589
Gross Unrealized Losses, total	1,725	1,198
Bonds available for sale | Residential mortgage backed securities (RMBS)
Fair value and gross unrealized losses on AIG's available for sale securities
Fair Value, less than 12 Months	10,624	4,461
Gross Unrealized Losses, less than 12 Months	714	105
Fair Value, 12 Months or More	4,148	6,178
Gross Unrealized Losses, 12 Months or More	849	1,448
Fair Value, total	14,772	10,639
Gross Unrealized Losses, total	1,563	1,553
Bonds available for sale | Commercial mortgage-backed securities (CMBS)
Fair value and gross unrealized losses on AIG's available for sale securities
Fair Value, less than 12 Months	1,697	462
Gross Unrealized Losses, less than 12 Months	185	19
Fair Value, 12 Months or More	1,724	3,014
Gross Unrealized Losses, 12 Months or More	788	1,130
Fair Value, total	3,421	3,476
Gross Unrealized Losses, total	973	1,149
Bonds available for sale | Collateralized Debt Obligations/Asset Backed Securities (CDO/ABS)
Fair value and gross unrealized losses on AIG's available for sale securities
Fair Value, less than 12 Months	1,680	996
Gross Unrealized Losses, less than 12 Months	50	48
Fair Value, 12 Months or More	1,682	2,603
Gross Unrealized Losses, 12 Months or More	423	586
Fair Value, total	3,362	3,599
Gross Unrealized Losses, total	473	634
Equity securities
Fair value and gross unrealized losses on AIG's available for sale securities
Number of equity securities in an unrealized loss position	304
Equity securities available for sale
Fair value and gross unrealized losses on AIG's available for sale securities
Fair Value, less than 12 Months	616	652
Gross Unrealized Losses, less than 12 Months	101	55
Fair Value, total	616	652
Gross Unrealized Losses, total	101	55
Equity securities available for sale | Common Stock
Fair value and gross unrealized losses on AIG's available for sale securities
Fair Value, less than 12 Months	608	576
Gross Unrealized Losses, less than 12 Months	100	52
Fair Value, total	608	576
Gross Unrealized Losses, total	100	52
Equity securities available for sale | Preferred Stock
Fair value and gross unrealized losses on AIG's available for sale securities
Fair Value, less than 12 Months	6	11
Gross Unrealized Losses, less than 12 Months		1
Fair Value, total	6	11
Gross Unrealized Losses, total		1
Equity securities available for sale | Mutual Funds
Fair value and gross unrealized losses on AIG's available for sale securities
Fair Value, less than 12 Months	2	65
Gross Unrealized Losses, less than 12 Months	1	2
Fair Value, total	2	65
Gross Unrealized Losses, total	$ 1	$ 2

INVESTMENTS (Details 3) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Fixed Maturity Securities in a Loss Position
Fixed Maturity Available-for-sale Securities by Contractual Maturity
Due in one year or less, Amortized Cost	$ 1,884
Due after one year through five years, Amortized Cost	12,911
Due after five years through ten years, Amortized Cost	10,928
Due after ten years, Amortized Cost	5,585
Mortgage-backed, asset-backed and collateralized, Amortized Cost	24,564
Fixed Maturity Available for Sale Securities, Amortized Cost, Total	55,872
Due in one year or less, Fair Value	1,866
Due after one year through five years, Fair Value	12,302
Due after five years through ten years, Fair Value	10,253
Due after ten years, Fair Value	4,986
Mortgage-backed, asset-backed and collateralized, Fair Value	21,555
Fixed Maturity Available for Sale Securities, Fair Value, Total	50,962
Bonds available for sale
Fixed Maturity Available-for-sale Securities by Contractual Maturity
Due in one year or less, Amortized Cost	9,967
Due after one year through five years, Amortized Cost	58,207
Due after five years through ten years, Amortized Cost	70,031
Due after ten years, Amortized Cost	62,015
Mortgage-backed, asset-backed and collateralized, Amortized Cost	50,550
Fixed Maturity Available for Sale Securities, Amortized Cost, Total	250,770	220,669
Due in one year or less, Fair Value	10,101
Due after one year through five years, Fair Value	60,179
Due after five years through ten years, Fair Value	74,362
Due after ten years, Fair Value	69,487
Mortgage-backed, asset-backed and collateralized, Fair Value	49,852
Fixed Maturity Available for Sale Securities, Fair Value, Total	$ 263,981

INVESTMENTS (Details 4) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
TRADING SECURITIES
Trading Securities, Fair Value	$ 24,489	$ 32,834
Trading Securities, Percent of Total	100.00%	100.00%
Fixed maturity securities
TRADING SECURITIES
Trading Securities, Fair Value	24,364	26,182
Trading Securities, Percent of Total	99.00%	79.00%
Fixed maturity securities | U.S. government and government sponsored entities
TRADING SECURITIES
Trading Securities, Fair Value	7,504	6,902
Trading Securities, Percent of Total	31.00%	21.00%
Fixed maturity securities | Non-U.S. government
TRADING SECURITIES
Trading Securities, Fair Value	35	125
Fixed maturity securities | Corporate debt
TRADING SECURITIES
Trading Securities, Fair Value	816	912
Trading Securities, Percent of Total	3.00%	3.00%
Fixed maturity securities | Obligations of states, municipalities and political subdivisions
TRADING SECURITIES
Trading Securities, Fair Value	257	316
Trading Securities, Percent of Total	1.00%	1.00%
Fixed maturity securities | Mortgage backed, asset backed and collateralized
TRADING SECURITIES
Trading Securities, Fair Value	8,767	10,337
Trading Securities, Percent of Total	36.00%	31.00%
Fixed maturity securities | Residential mortgage backed securities (RMBS)
TRADING SECURITIES
Trading Securities, Fair Value	1,648	1,928
Trading Securities, Percent of Total	7.00%	6.00%
Fixed maturity securities | Commercial mortgage-backed securities (CMBS)
TRADING SECURITIES
Trading Securities, Fair Value	1,837	2,078
Trading Securities, Percent of Total	7.00%	6.00%
Fixed maturity securities | Collateralized Debt Obligations/Asset Backed Securities (CDO/ABS)
TRADING SECURITIES
Trading Securities, Fair Value	5,282	6,331
Trading Securities, Percent of Total	22.00%	19.00%
Fixed maturity securities | Maiden Lane II
TRADING SECURITIES
Trading Securities, Fair Value	1,321	1,279
Trading Securities, Percent of Total	5.00%	4.00%
Fixed maturity securities | Maiden Lane III
TRADING SECURITIES
Trading Securities, Fair Value	5,664	6,311
Trading Securities, Percent of Total	23.00%	19.00%
Equity securities
TRADING SECURITIES
Trading Securities, Fair Value	125	6,652
Trading Securities, Percent of Total	1.00%	21.00%
Equity securities | MetLife
TRADING SECURITIES
Trading Securities, Fair Value		6,494
Trading Securities, Percent of Total		20.00%
Equity securities | All other
TRADING SECURITIES
Trading Securities, Fair Value	$ 125	$ 158
Trading Securities, Percent of Total	1.00%	1.00%

INVESTMENTS (Details 5) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
OTHER INVESTED ASSETS
Other invested assets	$ 40,744	$ 42,210
Available for sale securities
OTHER INVESTED ASSETS
Other invested assets, gross unrealized losses	269	65
AIA Group Limited (AIA)
OTHER INVESTED ASSETS
Other invested assets	12,367	11,134
Alternative investments
OTHER INVESTED ASSETS
Other invested assets	18,793	19,463
Mutual Funds
OTHER INVESTED ASSETS
Other invested assets	258	1,718
Investment real estate
OTHER INVESTED ASSETS
Other invested assets	2,778	3,196
Net of accumulated depreciation on investment in real estate	428	536
Aircraft asset investments
OTHER INVESTED ASSETS
Other invested assets	1,100	1,381
Life settlement contracts
OTHER INVESTED ASSETS
Other invested assets	4,006	3,834
All other investments
OTHER INVESTED ASSETS
Other invested assets	$ 1,442	$ 1,484

INVESTMENTS (Details 6) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 contract	Dec. 31, 2010	Dec. 31, 2009
INVESTMENTS
Income recognized on life settlement contracts	$ 320	$ 213	$ 106
Impairment charges recognized on life settlement contracts	312	74	79
Remaining Life Expectancy of Insured's
Number of Contracts	5,901
Carrying Value	4,006
Face Value (Death Benefits)	18,100
0 - 1 year
Remaining Life Expectancy of Insured's
Number of Contracts	6
Carrying Value	2
Face Value (Death Benefits)	4
Anticipated life insurance premiums payable	559
1 - 2 years
Remaining Life Expectancy of Insured's
Number of Contracts	43
Carrying Value	20
Face Value (Death Benefits)	32
Anticipated life insurance premiums payable	573
2 - 3 years
Remaining Life Expectancy of Insured's
Number of Contracts	108
Carrying Value	78
Face Value (Death Benefits)	165
Anticipated life insurance premiums payable	575
3 - 4 years
Remaining Life Expectancy of Insured's
Number of Contracts	208
Carrying Value	232
Face Value (Death Benefits)	528
Anticipated life insurance premiums payable	581
4 - 5 years
Remaining Life Expectancy of Insured's
Number of Contracts	274
Carrying Value	232
Face Value (Death Benefits)	616
Anticipated life insurance premiums payable	571
Thereafter
Remaining Life Expectancy of Insured's
Number of Contracts	5,262
Carrying Value	3,442
Face Value (Death Benefits)	$ 16,755

INVESTMENTS (Details 7) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Other Invested Assets - Equity Method Investments
Dividend received from other strategic investments	$ 17	$ 25	$ 12
Equity method investment percentage used to determine accounting treatment	5.00%
Undistributed earnings of other strategic investments in which AIG's ownership interest is less than 50 percent	9	8	7
Ownership in strategic investments with undistributed earnings, upper limit (as a percent)	50.00%	50.00%	50.00%
Equity method investments, Carrying Value	21,393	20,321
AIA Group Limited (AIA)
Other Invested Assets - Equity Method Investments
Percentage of equity method investments which is accounted under fair value option	33.00%	33.00%
Equity method investments, Carrying Value	12,367	11,134
All other equity method investments
Other Invested Assets - Equity Method Investments
Equity method investments, Carrying Value	$ 9,026	$ 9,187

INVESTMENTS (Details 8) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
AIA Group Limited (AIA)
Operating results:
Total revenues	$ 13,802
Total expenses	(12,436)
Net income	1,366
Balance sheet:
Total assets	112,673
Total liabilities	(90,894)
All other equity method investments
Operating results:
Total revenues	12,749	14,079	(15,160)
Total expenses	(3,530)	(3,812)	(6,312)
Net income	9,219	10,267	(21,472)
Balance sheet:
Total assets		95,749	100,156
Total liabilities		$ (22,379)	$ (23,343)

INVESTMENTS (Details 9) (USD $) In Millions, unless otherwise specified	3 Months Ended					12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
COMPONENTS OF NET INVESTMENT INCOME
Total investment income before policyholder income and trading gains						$ 15,264	$ 20,539	$ 17,226
Policyholder investment income and trading gains							886	2,305
Total investment income						15,264	21,425	19,531
Investment expenses						509	491	539
Net investment income						14,755	20,934	18,992
AIA Group Limited (AIA)
COMPONENTS OF NET INVESTMENT INCOME
Total investment income before policyholder income and trading gains	1,021	(2,315)	1,521	1,062	(638)	15,264	20,539	17,226
AIA Group Limited (AIA) | Change in fair value of securities
COMPONENTS OF NET INVESTMENT INCOME
Total investment income before policyholder income and trading gains						1,289	(638)
Maiden Lane II | Change in fair value of securities
COMPONENTS OF NET INVESTMENT INCOME
Total investment income before policyholder income and trading gains						42	513	(25)
Maiden Lane III | Change in fair value of securities
COMPONENTS OF NET INVESTMENT INCOME
Total investment income before policyholder income and trading gains						(646)	1,792	419
MetLife Inc. (MetLife) | Change in fair value of securities
COMPONENTS OF NET INVESTMENT INCOME
Total investment income before policyholder income and trading gains						(157)	665
Fixed maturity securities, including short-term investments
COMPONENTS OF NET INVESTMENT INCOME
Total investment income before policyholder income and trading gains						11,814	14,445	14,535
Equity securities
COMPONENTS OF NET INVESTMENT INCOME
Total investment income before policyholder income and trading gains						92	234	186
Interest on mortgage and other loans
COMPONENTS OF NET INVESTMENT INCOME
Total investment income before policyholder income and trading gains						1,065	1,268	1,347
Alternative investments
COMPONENTS OF NET INVESTMENT INCOME
Total investment income before policyholder income and trading gains						1,213	1,602	4
Mutual Funds
COMPONENTS OF NET INVESTMENT INCOME
Total investment income before policyholder income and trading gains						47	(25)	315
Real estate
COMPONENTS OF NET INVESTMENT INCOME
Total investment income before policyholder income and trading gains						107	126	139
Other investments
COMPONENTS OF NET INVESTMENT INCOME
Total investment income before policyholder income and trading gains						$ 398	$ 557	$ 306

INVESTMENTS (Details 10) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Available for sale securities
Sale of fixed maturity securities	$ 1,913	$ 1,846	$ 849
Sale of equity securities	164	725	303
Other-than-temporary impairments:
Severity	(51)	(73)	(1,510)
Change in intent	(12)	(441)	(958)
Foreign currency declines	(32)	(63)	(112)
Issuer-specific credit events	(1,165)	(2,457)	(3,979)
Adverse projected cash flows	(20)	(5)	(137)
Provision for loan losses	48	(304)	(614)
Foreign exchange transactions	(96)	189	(616)
Derivative instruments	297	138	1,724
Other	(314)	(34)	(160)
Total net realized capital gains (losses)	541	(164)	(5,210)
MetLife
Other-than-temporary impairments:
Total net realized capital gains (losses)	$ (191)	$ 315

INVESTMENTS (Details 11) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Available for Sale Securities Disclosures
Increase in unrealized appreciation of investments	$ 5,518	$ 9,306	$ 32,296
Businesses held for sale
Available for Sale Securities Disclosures
Net unrealized gains		604	925
Fixed maturities
Available for Sale Securities Disclosures
Increase in unrealized appreciation of investments	5,578	8,677	29,803
Equity securities
Available for Sale Securities Disclosures
Increase in unrealized appreciation of investments	(206)	473	2,352
Other investments
Available for Sale Securities Disclosures
Increase in unrealized appreciation of investments	$ 146	$ 156	$ 141

INVESTMENTS (Details 12) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Available for Sale Securities Disclosures
Gross Realized Gains	$ 2,241,000,000	$ 2,949,000,000	$ 2,013,000,000
Gross Realized Losses	164,000,000	378,000,000	861,000,000
Aggregate fair value of available for sale securities sold	44,000,000,000	56,000,000,000	33,700,000,000
Fixed maturity securities
Available for Sale Securities Disclosures
Gross Realized Gains	2,042,000,000	2,138,000,000	1,497,000,000
Gross Realized Losses	129,000,000	292,000,000	648,000,000
Equity securities available for sale
Available for Sale Securities Disclosures
Gross Realized Gains	199,000,000	811,000,000	516,000,000
Gross Realized Losses	$ 35,000,000	$ 86,000,000	$ 213,000,000

INVESTMENTS (Details 13) (USD $) In Millions, unless otherwise specified	9 Months Ended	12 Months Ended
	Sep. 30, 2009	Dec. 31, 2011	Dec. 31, 2010
Fixed maturity securities
Other Than Temporary Impairment Credit Losses Recognized in Earnings
Balance at the beginning of the period		$ 6,786	$ 7,803
Increases due to:
Credit impairments on new securities subject to impairment losses	550	235	627
Additional credit impairments on previously impaired securities	1,523	735	1,294
Reduction due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	(967)	(529)	(1,039)
Credit impaired securities for which there is a current intent or anticipated requirement to sell			(503)
Accretion on securities previously impaired due to credit	(221)	(544)	(332)
Hybrid securities with embedded credit derivatives reclassified to Bond trading securities		(179)	(748)
Other	(264)		(316)
Balance at the end of the period		6,504	6,786
Fixed maturity securities | New accounting standard for other-than-temporary impairments
Increases due to:
Credit losses impacted by change in accounting	$ 7,182
Equity securities
Reduction due to:
Percent discount to cost for purposes of evaluating other-than-temporary impairment		25.00%
Criteria for considering impairment, period of time traded at discount (in months)		9

INVESTMENTS (Details 14) (USD $)	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Purchased Credit Impaired (PCI) Securities	Dec. 31, 2011 Bonds available for sale	Dec. 31, 2010 Bonds available for sale
INVESTMENTS
Total carrying values of cash and securities deposited under requirements of regulatory authorities or other insurance-related arrangements	$ 9,800,000,000	$ 11,500,000,000
Purchased Credit Impaired (PCI) Securities
Contractually required payments (principal and interest)			14,518,000,000
Cash flows expected to be collected			11,520,000,000
Recorded investment in acquired securities			7,577,000,000
Outstanding principal balance			10,119,000,000
Amortized cost			7,006,000,000
Fair value			6,535,000,000	263,981,000,000	228,302,000,000
Changes in activity for the accretable yield on PCI securities:
Newly purchased PCI securities			3,943,000,000
Accretion			(324,000,000)
Effect of changes in interest rate indices			(62,000,000)
Net reclassification from non-accretable difference, including effects of prepayments			578,000,000
Balance, end of year			$ 4,135,000,000

LENDING ACTIVITIES (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Composition of Mortgages and other loans receivable
Total mortgage and other loans receivable	$ 20,229	$ 21,115
Allowance for losses	(740)	(878)	(2,444)	(1,680)
Mortgage and other loans receivable, net	19,489	20,237
Commercial mortgages
Composition of Mortgages and other loans receivable
Total mortgage and other loans receivable	13,554	13,571
Allowance for losses	(305)	(470)	(432)	(3)
Percentage of loans that are current as to payments of principal and interest	98.00%	97.00%
Commercial mortgages | California
Composition of Mortgages and other loans receivable
Percentage of mortgage loans in geographic area	24.00%
Commercial mortgages | New York
Composition of Mortgages and other loans receivable
Percentage of mortgage loans in geographic area	13.00%
Life insurance policy loans
Composition of Mortgages and other loans receivable
Total mortgage and other loans receivable	3,049	3,133
Commercial loans, other loans and notes receivable
Composition of Mortgages and other loans receivable
Total mortgage and other loans receivable	$ 3,626	$ 4,411

LENDING ACTIVITIES (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2011 Apartments	Dec. 31, 2011 Offices	Dec. 31, 2011 Retail	Dec. 31, 2011 Industrial	Dec. 31, 2011 Hotel	Dec. 31, 2011 Others	Dec. 31, 2011 Commercial mortgages loan
Credit quality indicators for commercial mortgage loans
Number of loans in good standing											1,032
Number of loans restructured											12
Number of loans 90 days or less delinquent											7
Number of loans greater than 90 days delinquent or in process of foreclosure											12
Number of Loans											1,063
In good standing					$ 1,751	$ 4,885	$ 2,287	$ 1,928	$ 939	$ 1,268	$ 13,058
Restructured					49	204		4		30	287
90 days or less delinquent						20					20
Greater than 90 days delinquent or in process of foreclosure					25	85		2		77	189
Mortgage and other loans receivable, net	19,489	20,237			1,825	5,194	2,287	1,934	939	1,375	13,554
Valuation allowance	$ 740	$ 878	$ 2,444	$ 1,680	$ 24	$ 132	$ 23	$ 71	$ 12	$ 43	$ 305
Percentage of loans that are current as to payments of principal and interest											96.00%
Percentage restructured											2.00%
Percentage greater than 90 days delinquent or in foreclosure											2.00%
Percentage Total											100.00%
Percentage of loans with valuation allowance											2.00%

LENDING ACTIVITIES (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Changes in the allowance for losses on Mortgage and other loans receivable
Allowance at the beginning of the year	$ 878	$ 2,444	$ 1,680
Loans charged off	(125)	(354)	(564)
Recoveries of loans previously charged off	38	8	54
Net charge-offs	(87)	(346)	(510)
Provision for loan losses	4	369	1,010
Other	(55)	(1,531)	468
Reclassified to Assets of businesses held for sale		(58)	(204)
Allowance at the end of the period	740	878	2,444
Commercial mortgages
Changes in the allowance for losses on Mortgage and other loans receivable
Allowance at the beginning of the year	470	432	3
Loans charged off	(78)	(217)	(82)
Recoveries of loans previously charged off	37
Net charge-offs	(41)	(217)	(82)
Provision for loan losses	(69)	342	422
Other	(55)	(34)	89
Reclassified to Assets of businesses held for sale		(53)
Allowance at the end of the period	305	470	432
Allowance related to individually assessed credit losses	65	476
Commercial mortgage loans	110	739
Other Loans
Changes in the allowance for losses on Mortgage and other loans receivable
Allowance at the beginning of the year	408	2,012	1,677
Loans charged off	(47)	(137)	(482)
Recoveries of loans previously charged off	1	8	54
Net charge-offs	(46)	(129)	(428)
Provision for loan losses	73	27	588
Other		(1,497)	379
Reclassified to Assets of businesses held for sale		(5)	(204)
Allowance at the end of the period	$ 435	$ 408	$ 2,012

REINSURANCE (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Jun. 17, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2011 Short-duration insurance	Dec. 31, 2010 Short-duration insurance	Dec. 31, 2009 Short-duration insurance	Dec. 31, 2011 Chartis Short-duration insurance	Dec. 31, 2010 Chartis Short-duration insurance	Dec. 31, 2009 Chartis Short-duration insurance	Dec. 31, 2011 Other Operations Short-duration insurance	Dec. 31, 2010 Other Operations Short-duration insurance	Dec. 31, 2009 Other Operations Short-duration insurance	Dec. 31, 2011 Consolidation and Eliminations Short-duration insurance	Dec. 31, 2009 Consolidation and Eliminations Short-duration insurance
Supplemental information for gross loss and benefit reserves net of ceded reinsurance
Liability for unpaid claims and claims adjustment expense, As Reported	$ (91,145)		$ (91,151)	$ (85,386)	$ (89,258)
Liability for unpaid claims and claims adjustment expense, Net of Reinsurance	(70,825)		(71,507)	(67,899)	(72,455)
Future policy benefits for life and accident and health insurance contracts	(34,317)		(31,268)
Future policy benefits for life and accident and health insurance contracts, Net of Reinsurance	(33,312)		(30,234)
Reserve for unearned premiums, As Reported	(23,465)		(23,803)
Reserve for unearned premiums, Net of Reinsurance	(19,553)		(19,927)
Reinsurance assets	25,237		24,554
Premiums Written
Direct						42,608	39,892	40,656	41,710	38,965	38,461	898	927	2,195
Assumed						3,033	2,440	4,032	3,031	2,442	2,061		(2)	2,628	2	(657)
Ceded						(10,000)	(9,964)	(9,843)	(9,901)	(9,795)	(9,869)	(97)	(169)	(631)	(2)	(657)
Total						35,641	32,368	34,845	34,840	31,612	30,653	801	756	4,192
Premiums earned:
Direct						43,713	40,147	43,147	42,878	39,082	40,859	835	1,065	2,288
Assumed						3,303	2,568	4,275	3,294	2,488	2,192	55	80	2,740	(46)	(657)
Ceded						(10,535)	(9,219)	(10,822)	(10,483)	(9,049)	(10,790)	(98)	(170)	(689)	46	(657)
Total						36,481	33,496	36,600	35,689	32,521	32,261	792	975	4,339
Reinsurance recoveries, which reduced loss and loss expenses incurred	$ 20,320	$ 1,700	$ 19,644	$ 17,487	$ 16,803	$ 6,100	$ 8,000	$ 8,900

REINSURANCE (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Jun. 17, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2011 Life Insurance and Retirement Services	Dec. 31, 2010 Life Insurance and Retirement Services	Dec. 31, 2009 Life Insurance and Retirement Services	Dec. 31, 2011 Life insurance	Dec. 31, 2010 Life insurance	Dec. 31, 2009 Life insurance	Dec. 31, 2011 Divested Businesses Life Insurance and Retirement Services	Dec. 31, 2010 Divested Businesses Life Insurance and Retirement Services	Dec. 31, 2009 Divested Businesses Life Insurance and Retirement Services	Dec. 31, 2011 SunAmerica Financial Group	Dec. 31, 2011 SunAmerica Financial Group Life Insurance and Retirement Services	Dec. 31, 2010 SunAmerica Financial Group Life Insurance and Retirement Services	Dec. 31, 2009 SunAmerica Financial Group Life Insurance and Retirement Services	Dec. 31, 2009 Consolidation and Eliminations Life Insurance and Retirement Services
Premiums earned:
Direct						$ 3,121	$ 12,811	$ 13,006				$ 17	$ 9,670	$ 9,572		$ 3,104	$ 3,141	$ 3,438	$ (4)
Ceded						(597)	(1,056)	(1,105)				(6)	(435)	(342)		(591)	(621)	(767)	(4)
Total						2,524	11,755	11,901				11	9,235	9,230		2,513	2,520	2,671
Reinsurance recoveries, which reduced loss and loss expenses incurred	20,320	1,700	19,644	17,487	16,803	611	810	638
Life insurance ratios
Long-duration insurance in force ceded									140,156	148,605	339,183
Assumed insurance as a percentage of gross long-duration insurance in force									0.07%	0.10%	0.10%
Assumed insurance as a percent of gross premiums									0.50%	0.30%	0.10%
Letters of credit
Syndicated letter of credit facility outstanding related to long-duration intercompany reinsurance transactions															585
Letters of credit obtained on a bilateral basis related to long-duration intercompany reinsurance transactions															215
Letters of credit															$ 800

DEFERRED POLICY ACQUISITION COSTS (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Rollforward of deferred policy acquisition costs
Balance, beginning of year	$ 9,431	$ 27,935
Amortization expense	(5,486)	(5,821)	(6,670)
Balance, end of year	8,937	9,431	27,935
Value of business acquired
Amortization of VOBA	34	90	132
Unamortized balance of VOBA	430	488	1,600
Percentage of unamortized balance of VOBA expected to be amortized in 2012 through 2016 by year
Year one (as a percent)	0.081
Year two (as a percent)	0.076
Year three (as a percent)	0.063
Year four (as a percent)	0.058
Year five (as a percent)	0.051
Year after five year (as a percent)	67.10%
(Increase) decrease in amortization expense	274	114	15
Cumulative effect of adopting a new other-than-temporary impairment accounting standard | Divested Businesses
Rollforward of deferred policy acquisition costs
Change in net unrealized gains (losses) on securities			2
Other			2
Chartis
Rollforward of deferred policy acquisition costs
Balance, beginning of year	2,099	1,919	2,420
Dispositions			(418)
Acquisition costs deferred	4,548	4,058	4,158
Amortization expense	(4,324)	(3,894)	(4,352)
Increase due to foreign exchange and other	52	16	111
Balance, end of year	2,375	2,099	1,919
SunAmerica Financial Group
Rollforward of deferred policy acquisition costs
Balance, beginning of year	7,258	8,462	11,294
Dispositions			(479)
Acquisition costs deferred	869	701	716
Amortization expense	(1,142)	(1,086)	(1,287)
Change in net unrealized gains (losses) on securities	(486)	(817)	(735)
Increase due to foreign exchange	3	1	(10)
Other		(3)	(1,037)
Balance, end of year	6,502	7,258	8,462
Increase (decrease) in deferred policy acquisition costs due to net unrealized gains and losses on available for sale securities	1,400	758	(176)
SunAmerica Financial Group | Cumulative effect of adopting a new other-than-temporary impairment accounting standard
Rollforward of deferred policy acquisition costs
Change in net unrealized gains (losses) on securities			1,000
Other			1,000
Other Operations
Rollforward of deferred policy acquisition costs
Balance, beginning of year before consolidation and eliminations	32	17,505	17,304
Balance, beginning of year	74	17,554	17,304
Dispositions		(16,117)
Acquisition costs deferred	14	1,218	1,286
Amortization expense	(20)	(841)	(1,031)
Change in net unrealized gains (losses) on securities		28	(37)
Increase due to foreign exchange	1	314	687
Reclassified to Assets held for sale		(1,960)	(1,090)
Other	(2)	(174)	(60)
Subtotal	25	32	17,505
Balance, end of year	60	74	17,554
Other Operations | Segment Discontinued Operations
Rollforward of deferred policy acquisition costs
Activity of discontinued operations		59	446
Consolidation and Eliminations
Rollforward of deferred policy acquisition costs
Balance, end of year	$ 35	$ 42	$ 49

VARIABLE INTEREST ENTITIES (Details) (USD $)	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Real estate and investment funds	Dec. 31, 2010 Real estate and investment funds	Dec. 31, 2011 Affordable housing partnerships SunAmerica Affordable Housing Partners, Inc. apartment partnership	Dec. 31, 2011 Aircraft Trusts entity	Dec. 31, 2011 Structured Investment Vehicle Minimum	Dec. 31, 2011 Consolidated VIE	Dec. 31, 2010 Consolidated VIE	Dec. 31, 2011 Consolidated VIE AIA/ALICO SPVs	Dec. 31, 2010 Consolidated VIE AIA/ALICO SPVs	Dec. 31, 2011 Consolidated VIE Real estate and investment funds	Dec. 31, 2010 Consolidated VIE Real estate and investment funds	Dec. 31, 2011 Consolidated VIE Commercial paper conduit	Dec. 31, 2010 Consolidated VIE Commercial paper conduit	Dec. 31, 2011 Consolidated VIE Affordable housing partnerships	Dec. 31, 2010 Consolidated VIE Affordable housing partnerships	Dec. 31, 2011 Consolidated VIE Other	Dec. 31, 2010 Consolidated VIE Other	Dec. 31, 2010 Consolidated VIE VIEs of businesses held for sale	Dec. 31, 2011 Consolidated VIE Aircraft Trusts	Dec. 31, 2011 Consolidated VIE Consumer Loans Vehicles entity	Dec. 31, 2011 Unconsolidated VIE	Dec. 31, 2010 Unconsolidated VIE	Dec. 31, 2011 Unconsolidated VIE Real estate and investment funds	Dec. 31, 2010 Unconsolidated VIE Real estate and investment funds	Dec. 31, 2011 Unconsolidated VIE Affordable housing partnerships	Dec. 31, 2010 Unconsolidated VIE Affordable housing partnerships	Dec. 31, 2011 Unconsolidated VIE Maiden Lane Interests	Dec. 31, 2010 Unconsolidated VIE Maiden Lane Interests	Dec. 31, 2011 Unconsolidated VIE Other	Dec. 31, 2010 Unconsolidated VIE Other	Dec. 31, 2010 Unconsolidated VIE VIEs of businesses held for sale	Dec. 31, 2008 Maiden Lane II Maiden Lane Interests Residential mortgage backed securities (RMBS)
VARIABLE INTEREST ENTITY
Off-balance sheet exposure associated with VIEs			$ 400,000,000	$ 1,000,000,000				$ 100,000,000	$ 100,000,000			$ 100,000,000	$ 100,000,000
VIE Assets							1,000,000,000	22,800,000,000	60,900,000,000	14,200,000,000	48,600,000,000	1,500,000,000	3,800,000,000	500,000,000	500,000,000	2,500,000,000	2,900,000,000	4,100,000,000	4,700,000,000	400,000,000	1,300,000,000	456,000,000
VIE Liabilities								2,600,000,000	4,800,000,000	100,000,000	900,000,000	400,000,000	1,200,000,000	200,000,000	200,000,000	100,000,000	400,000,000	1,800,000,000	2,100,000,000		800,000,000	248,000,000
Total VIE Assets																							47,500,000,000	62,800,000,000	18,300,000,000	18,500,000,000	600,000,000	600,000,000	27,100,000,000	40,100,000,000	1,500,000,000	1,600,000,000	2,000,000,000
Maximum Exposure to Loss, On-Balance Sheet																							9,700,000,000	11,200,000,000	2,100,000,000	2,500,000,000	600,000,000	600,000,000	7,000,000,000	7,600,000,000		100,000,000	400,000,000
Maximum Exposure to Loss, Off-Balance Sheet																							300,000,000	900,000,000	300,000,000	300,000,000						500,000,000	100,000,000
Total maximum exposure to loss																						434,000,000	10,000,000,000	12,100,000,000	2,400,000,000	2,800,000,000	600,000,000	600,000,000	7,000,000,000	7,600,000,000		600,000,000	500,000,000
Assets:
Available for sale securities								400,000,000	3,300,000,000
Trading securities	24,364,000,000	26,182,000,000						1,300,000,000	8,100,000,000														7,100,000,000	7,700,000,000
Mortgage and other loans receivable	19,489,000,000	20,237,000,000						500,000,000	700,000,000
Other invested assets	40,744,000,000	42,210,000,000						17,200,000,000	18,300,000,000														2,600,000,000	3,100,000,000
Other asset accounts								3,400,000,000	30,100,000,000															100,000,000
Assets held for sale		104,961,000,000							400,000,000															300,000,000
Unconsolidated VIE assets in balance sheet																							9,700,000,000	11,200,000,000
Liabilities:
Other long-term debt	75,253,000,000	85,476,000,000						1,700,000,000	2,600,000,000
Other liability accounts								900,000,000	2,200,000,000
Number of partnerships through which investments has been made in apartment units nationwide					1,050
Number of apartment units nationwide in which investment for developments has been made					135,000
Partnership equity syndicated to other investors					7,700,000,000
Face amount of securities sold by certain wholly owned life insurance companies of AIG to ML II																																		$ 39,300,000,000
Number of VIEs						2																1

DERIVATIVES AND HEDGE ACCOUNTING (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Notional amounts and fair values of AIG's derivative instruments:
Gross Derivative Assets, Notional Amount	$ 106,089	$ 190,257
Gross Derivative Assets, Fair Value	9,660	16,311
Gross Derivative Liabilities, Notional Amount	125,062	204,853
Gross Derivative Liabilities, Fair Value	12,097	15,380
Bifurcated embedded derivatives
Notional amounts and fair values of AIG's derivative instruments:
Gross Derivative Liabilities, Notional Amount	18,254	14,107
Gross Derivative Liabilities, Fair Value	918	445
Derivatives designated as hedging instruments | Interest rate contracts
Notional amounts and fair values of AIG's derivative instruments:
Gross Derivative Assets, Notional Amount		1,471
Gross Derivative Assets, Fair Value		156
Gross Derivative Liabilities, Notional Amount	481	626
Gross Derivative Liabilities, Fair Value	38	56
Derivatives designated as hedging instruments | Foreign exchange contracts
Notional amounts and fair values of AIG's derivative instruments:
Gross Derivative Liabilities, Notional Amount	180
Gross Derivative Liabilities, Fair Value	1
Derivatives not designated as hedging instruments
Notional amounts and fair values of AIG's derivative instruments:
Gross Derivative Assets, Notional Amount	106,089	188,786
Gross Derivative Assets, Fair Value	9,660	16,155
Gross Derivative Liabilities, Notional Amount	124,401	204,227
Gross Derivative Liabilities, Fair Value	12,058	15,324
Derivatives not designated as hedging instruments | Interest rate contracts
Notional amounts and fair values of AIG's derivative instruments:
Gross Derivative Assets, Notional Amount	72,660	150,966
Gross Derivative Assets, Fair Value	8,286	14,048
Gross Derivative Liabilities, Notional Amount	73,248	118,783
Gross Derivative Liabilities, Fair Value	6,870	9,657
Derivatives not designated as hedging instruments | Foreign exchange contracts
Notional amounts and fair values of AIG's derivative instruments:
Gross Derivative Assets, Notional Amount	3,278	2,495
Gross Derivative Assets, Fair Value	145	203
Gross Derivative Liabilities, Notional Amount	3,399	4,105
Gross Derivative Liabilities, Fair Value	178	338
Derivatives not designated as hedging instruments | Equity contracts
Notional amounts and fair values of AIG's derivative instruments:
Gross Derivative Assets, Notional Amount	4,748	5,002
Gross Derivative Assets, Fair Value	263	358
Gross Derivative Liabilities, Notional Amount	18,911	15,666
Gross Derivative Liabilities, Fair Value	1,126	774
Derivatives not designated as hedging instruments | Other investment types: Commodity contracts
Notional amounts and fair values of AIG's derivative instruments:
Gross Derivative Assets, Notional Amount	691	944
Gross Derivative Assets, Fair Value	136	92
Gross Derivative Liabilities, Notional Amount	861	768
Gross Derivative Liabilities, Fair Value	146	67
Derivatives not designated as hedging instruments | Credit contracts
Notional amounts and fair values of AIG's derivative instruments:
Gross Derivative Assets, Notional Amount	407	2,046
Gross Derivative Assets, Fair Value	89	379
Gross Derivative Liabilities, Notional Amount	25,857	62,715
Gross Derivative Liabilities, Fair Value	3,366	4,180
Derivatives not designated as hedging instruments | Other contracts
Notional amounts and fair values of AIG's derivative instruments:
Gross Derivative Assets, Notional Amount	24,305	27,333
Gross Derivative Assets, Fair Value	741	1,075
Gross Derivative Liabilities, Notional Amount	2,125	2,190
Gross Derivative Liabilities, Fair Value	$ 372	$ 308

DERIVATIVES AND HEDGE ACCOUNTING (Details 2) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Notional amounts and fair values of AIG's derivative instruments:
Derivative Assets, Notional Amount	$ 106,089,000,000	$ 190,257,000,000
Derivative Assets, Fair Value	9,660,000,000	16,311,000,000
Derivative Liabilities, Notional Amount	125,062,000,000	204,853,000,000
Derivative Liabilities, Fair Value	12,097,000,000	15,380,000,000
Derivative assets, Counterparty netting	(3,660,000,000)	(6,298,000,000)
Derivative assets, Cash collateral	(1,501,000,000)	(4,096,000,000)
Total derivative assets, net	4,499,000,000	5,917,000,000
Derivative liabilities, Counterparty netting	(3,660,000,000)	(6,298,000,000)
Derivative liabilities, Cash collateral	(2,786,000,000)	(2,902,000,000)
Total derivative liabilities, net	5,651,000,000	6,180,000,000
Less: Bifurcated embedded derivative liabilities, fair value	918,000,000	445,000,000
Total derivative assets on consolidated balance sheet	4,499,000,000	5,917,000,000
Total derivative liabilities on consolidated balance sheet	4,733,000,000	5,735,000,000
Collateral
Collateral posted to third parties for derivative transactions	4,700,000,000	4,300,000,000
Collateral obtained from third parties for derivative transactions	1,600,000,000	4,200,000,000
AIGFP
Notional amounts and fair values of AIG's derivative instruments:
Derivative Assets, Notional Amount	86,128,000,000	168,033,000,000
Derivative Assets, Fair Value	7,063,000,000	12,268,000,000
Derivative Liabilities, Notional Amount	90,241,000,000	173,226,000,000
Derivative Liabilities, Fair Value	8,854,000,000	12,379,000,000
All other derivatives
Notional amounts and fair values of AIG's derivative instruments:
Derivative Assets, Notional Amount	19,961,000,000	22,224,000,000
Derivative Assets, Fair Value	2,597,000,000	4,043,000,000
Derivative Liabilities, Notional Amount	34,821,000,000	31,627,000,000
Derivative Liabilities, Fair Value	$ 3,243,000,000	$ 3,001,000,000

DERIVATIVES AND HEDGE ACCOUNTING (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Derivative instruments gain (loss):
Foreign currency translation gain (loss) adjustment related to net investment hedge relationships	$ (13)	$ 28
Derivatives designated as hedging instruments | Interest rate contracts | Fair value hedging
Derivative instruments gain (loss):
Gain (loss) recognized in earnings on derivatives	(4)	196
Gain (loss) recognized in earnings on hedged items	153	(25)
Gain recognized in earnings for ineffective portion and amount excluded from effectiveness testing		27
Gain (Loss) Recognized in Earnings for Ineffective Portion		27
Amortization of debt basis adjustment following the discontinuation of hedge accounting	149	144
Derivatives designated as hedging instruments | Interest rate contracts | Cash flow hedging
Derivative instruments gain (loss):
Gain (Loss) Recognized in Earnings for Ineffective Portion		(6)
Loss recognized in OCI on derivatives	(5)	(33)
Loss reclassified from Accumulated OCI into earnings	(55)	(84)
Deferred net loss in accumulated other comprehensive income expected to be recognized in earnings during the next 12 months	(17)
Derivatives not designated as hedging instruments
Derivative instruments gain (loss):
Gain (loss) recognized in earnings on derivatives	863	2,331
Derivatives not designated as hedging instruments | Premiums
Derivative instruments gain (loss):
Gain (loss) recognized in earnings on derivatives	113	75
Derivatives not designated as hedging instruments | Net investment income
Derivative instruments gain (loss):
Gain (loss) recognized in earnings on derivatives	8	18
Derivatives not designated as hedging instruments | Net realized capital gains (losses)
Derivative instruments gain (loss):
Gain (loss) recognized in earnings on derivatives	96	726
Derivatives not designated as hedging instruments | Other income.
Derivative instruments gain (loss):
Gain (loss) recognized in earnings on derivatives	646	1,512
Derivatives not designated as hedging instruments | Interest rate contracts
Derivative instruments gain (loss):
Gain (loss) recognized in earnings on derivatives	601	254
Derivatives not designated as hedging instruments | Foreign exchange contracts
Derivative instruments gain (loss):
Gain (loss) recognized in earnings on derivatives	137	(123)
Derivatives not designated as hedging instruments | Equity contracts
Derivative instruments gain (loss):
Gain (loss) recognized in earnings on derivatives	(263)	427
Embedded derivative gains (losses)	(397)	423
Derivatives not designated as hedging instruments | Other investment types: Commodity contracts
Derivative instruments gain (loss):
Gain (loss) recognized in earnings on derivatives	4	1
Derivatives not designated as hedging instruments | Credit contracts
Derivative instruments gain (loss):
Gain (loss) recognized in earnings on derivatives	337	1,227
Derivatives not designated as hedging instruments | Other contracts
Derivative instruments gain (loss):
Gain (loss) recognized in earnings on derivatives	$ 47	$ 545

DERIVATIVES AND HEDGE ACCOUNTING (Details 4) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Credit derivatives:
Fair value of hybrid securities	$ 111,000,000
Current par value of hybrid securities	454,000,000
Matched investment program written CDS
Credit derivatives:
Notional amount of credit risk derivatives	1,100,000,000
Derivative weighted average maturity (in years)	1 year
Collateral posted	2,000,000
Fair value of derivative liability	13,000,000
Credit Risk-Related Contingent Features
Credit derivatives:
Aggregate fair value of net liability position	4,900,000,000
Collateral posted	5,100,000,000
Additional collateral requirements, one-notch downgrade	264,000,000
Further additional collateral requirements, one-notch downgrade	267,000,000
AIGFP
Credit derivatives:
Credit derivative transactions hedging credit risk	196,000,000
AIGFP | Super Senior CDS AIGFP
Credit derivatives:
Notional amount of credit risk derivatives	24,619,000,000	59,850,000,000
Fair Value of Derivative (Asset) Liability	3,223,000,000	3,680,000,000
Unrealized market valuation gain (loss) on credit derivatives	339,000,000	598,000,000
Unrealized gain (loss) on derivatives from change in credit valuation	26,000,000	(133,000,000)
AIGFP | Super Senior CDS AIGFP | Regulatory Capital
Credit derivatives:
Notional amount of credit risk derivatives	6,370,000,000	38,069,000,000
Fair Value of Derivative (Asset) Liability	9,000,000	(173,000,000)
Unrealized market valuation gain (loss) on credit derivatives	14,000,000	57,000,000
AIGFP | Super Senior CDS AIGFP | Regulatory Capital | Corporate loans
Credit derivatives:
Notional amount of credit risk derivatives	1,830,000,000	5,193,000,000
Derivative weighted average maturity (in years)	P0.72Y
AIGFP | Super Senior CDS AIGFP | Regulatory Capital | Prime residential mortgages
Credit derivatives:
Notional amount of credit risk derivatives	3,653,000,000	31,613,000,000
Fair Value of Derivative (Asset) Liability		(190,000,000)
Unrealized market valuation gain (loss) on credit derivatives	6,000,000	53,000,000
Notional amount of CDS terminated during period	24,100,000,000
Derivative weighted average maturity (in years)	P0.41Y
Number of credit default swaps transaction terminated (in securities)	2
AIGFP | Super Senior CDS AIGFP | Regulatory Capital | Other.
Credit derivatives:
Notional amount of credit risk derivatives	887,000,000	1,263,000,000
Fair Value of Derivative (Asset) Liability	9,000,000	17,000,000
Unrealized market valuation gain (loss) on credit derivatives	8,000,000	4,000,000
Derivative weighted average maturity (in years)	P3.78Y
AIGFP | Super Senior CDS AIGFP | Arbitrage
Credit derivatives:
Notional amount of credit risk derivatives	17,260,000,000	18,958,000,000
Fair Value of Derivative (Asset) Liability	3,204,000,000	3,655,000,000
Unrealized market valuation gain (loss) on credit derivatives	293,000,000	596,000,000
AIGFP | Super Senior CDS AIGFP | Arbitrage | Multi-sector CDOs
Credit derivatives:
Notional amount of credit risk derivatives	5,476,000,000	6,689,000,000
Fair Value of Derivative (Asset) Liability	3,077,000,000	3,484,000,000
Unrealized market valuation gain (loss) on credit derivatives	249,000,000	663,000,000
Notional amount of CDS terminated during period	188,000,000
Additional amount paid for CDS terminated during period	37,000,000
Notional amount of CDS with cash settlement provisions	4,600,000,000	5,500,000,000
Derivative weighted average maturity (in years)	P6.42Y
Number of credit default swaps transaction terminated (in securities)	1
Amount of ABS CDS transactions purchased	107,000,000
AIGFP | Super Senior CDS AIGFP | Arbitrage | Corporate debt
Credit derivatives:
Notional amount of credit risk derivatives	11,784,000,000	12,269,000,000
Fair Value of Derivative (Asset) Liability	127,000,000	171,000,000
Unrealized market valuation gain (loss) on credit derivatives	44,000,000	(67,000,000)
Additional amount paid for CDS terminated during period	0
Notional amount of CDS written on super senior tranches of CLOs	1,200,000,000	1,300,000,000
Derivative weighted average maturity (in years)	P4.18Y
AIGFP | Super Senior CDS AIGFP | Mezzanine Tranches
Credit derivatives:
Notional amount of credit risk derivatives	989,000,000	2,823,000,000
Fair Value of Derivative (Asset) Liability	10,000,000	198,000,000
Unrealized market valuation gain (loss) on credit derivatives	32,000,000	(55,000,000)
Notional amount of CDS terminated during period	2,200,000,000
Notional amount of CDS purchased offsets		1,400,000,000
AIGFP | Written single name CDS AIGFP
Credit derivatives:
Notional amount of credit risk derivatives	380,000,000
Notional amount of CDS purchased offsets	70,000,000
Derivative weighted average maturity (in years)	P19.13Y
Collateral posted	112,000,000
Notional amount of single name CDS maximum exposure	310,000,000
Fair value of derivative liability	$ 89,000,000

LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSE AND FUTURE POLICY BENEFITS FOR LIFE AND ACCIDENT AND HEALTH INSURANCE CONTRACTS AND POLICYHOLDER CONTRACT DEPOSITS (Details) (USD $)
In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Jun. 17, 2011
Reconciliation of activity in the Liability for unpaid claims and claims adjustment expense:
Liability for unpaid claims and claims adjustment expense, balance at the beginning of the year	$ 91,151	$ 85,386	$ 89,258
Reinsurance recoverable, balance at the beginning of the year	(19,644)	(17,487)	(16,803)	(1,700)
Total, balance at the beginning of the year	71,507	67,899	72,455
Foreign exchange effect	353	(126)	1,416
Acquisitions		1,538
Dispositions		(87)	(9,657)
Reduction of net loss reserves due to NICO transaction	(1,703)
Losses and loss expenses incurred
Current year	27,590	24,074	27,354
Prior years, other than accretion of discount	195	4,182	2,771
Prior years, accretion of discount	375	(181)	313
Total	28,160	28,075	30,438
Losses and loss expenses paid
Current year	11,534	9,873	11,079
Prior years	15,958	15,919	15,673
Total	27,492	25,792	26,752
Net liability for unpaid claims and claims adjustment expense, balance at the end of the year	70,825	71,507	67,899
Reinsurance recoverable, balance at the end of the year	20,320	19,644	17,487	1,700
Total, balance at the end of the year	91,145	91,151	85,386
Excess Casualty
Losses and loss expenses incurred
Total	(414)	1,100	1,500
Excess Workers' Compensation
Losses and loss expenses incurred
Total	145	793	956
Environmental
Losses and loss expenses incurred
Total	413
Asbestos
Losses and loss expenses incurred
Total		1,500	151
Loss sensitive premium adjustment
Losses and loss expenses paid
Net liability for unpaid claims and claims adjustment expense, balance at the end of the year	172
Segment Discontinued Operations
Losses and loss expenses paid
Activity of discontinued operations			$ (1)

LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSE AND FUTURE POLICY BENEFITS FOR LIFE AND ACCIDENT AND HEALTH INSURANCE CONTRACTS AND POLICYHOLDER CONTRACT DEPOSITS (Details 2) (USD $)	12 Months Ended
Dec. 31, 2011
DISCOUNTING OF RESERVES
Loss reserve discount	3,180,000,000
Tabular discount
DISCOUNTING OF RESERVES
Interest rate used to calculate worker's compensation discount (as a percent)	3.50%
Tabular discount | Chartis
DISCOUNTING OF RESERVES
Discount for workers' compensation	777,000,000
Non-tabular discount | Chartis
DISCOUNTING OF RESERVES
Discount for workers' compensation	2,320,000,000
Discount for asbestos	88,000,000
Non-tabular discount | New York
DISCOUNTING OF RESERVES
Interest rate used to calculate worker's compensation discount (as a percent)	5.00%
Non-tabular discount | Pennsylvania
DISCOUNTING OF RESERVES
Interest rate used to calculate worker's compensation discount (as a percent)	6.00%

LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSE AND FUTURE POLICY BENEFITS FOR LIFE AND ACCIDENT AND HEALTH INSURANCE CONTRACTS AND POLICYHOLDER CONTRACT DEPOSITS (Details 3) (USD $)
In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Life insurance Y
Future policy benefits
Long duration and structured settlement contracts	$ 33,322	$ 30,992
Short duration contracts	995	276
Total future policy benefits	$ 34,317	$ 31,268
Assumptions for liability for future life policy benefits
Interest rates (exclusive of immediate/terminal funding annuities), low end of range (as a percent)			1.00%
Interest rates (exclusive of immediate/terminal funding annuities), high end of range (as a percent)			9.50%
Period considered for interest rates (exclusive of immediate/terminal funding annuities) (in years)			20
Maximum interest rates on immediate/terminal funding annuities (as a percent)			13.50%
Maximum grade of interest rates on immediate/terminal funding annuities (as a percent)			0.50%
Weighted average lapse rate, including surrenders, for individual and group life (as a percent)			5.30%
Percentage of gross insurance in force			2.20%
Percentage of gross premiums and other consideration			4.80%

LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSE AND FUTURE POLICY BENEFITS FOR LIFE AND ACCIDENT AND HEALTH INSURANCE CONTRACTS AND POLICYHOLDER CONTRACT DEPOSITS (Details 4) (USD $)
In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Y	Dec. 31, 2010
POLICYHOLDER CONTRACT DEPOSITS
Total policyholder contract deposits	$ 126,898	$ 121,373
Annuities
POLICYHOLDER CONTRACT DEPOSITS
Total policyholder contract deposits	98,657	92,672
Assumptions for liability for policyholder contract deposits
Interest rates credited on deferred annuities, low end of range (as a percent)	1.00%
Interest rates credited on deferred annuities, high end of range (as a percent)	9.00%
Period for interest rates credited on deferred annuities to remain in effect (in years)	1
Withdrawal charges, low end of range (as a percent)	0.00%
Withdrawal charges, high end of range (as a percent)	20.00%
Period in which withdrawal charges percentage grades to zero, low end of range (in years)	0
Period in which withdrawal charges percentage grades to zero, high end of range (in years)	15
Universal life products
POLICYHOLDER CONTRACT DEPOSITS
Total policyholder contract deposits	12,917	12,569
Assumptions for liability for policyholder contract deposits
Period in which withdrawal charges percentage grades to zero, high end of range (in years)	20
Universal life funds credited interest rate, low end of range (as a percent)	1.00%
Universal life funds credited interest rate, high end of range (as a percent)	8.00%
Universal life funds guaranteed rate, low end of range (as a percent)	1.00%
Universal life funds guaranteed rate, high end of range (as a percent)	5.50%
Surrender charges (as a percent)	10.30%
Guaranteed investment contracts
POLICYHOLDER CONTRACT DEPOSITS
Total policyholder contract deposits	6,788	8,491
Assumptions for liability for policyholder contract deposits
Guaranteed investment contracts interest rate, low end of range (as a percent)	0.40%
Guaranteed investment contracts interest rate, high end of range (as a percent)	8.50%
Maximum term of maturity for majority of GICs (in years)	5
Variable products
POLICYHOLDER CONTRACT DEPOSITS
Total policyholder contract deposits	3,181	2,217
Corporate life products
POLICYHOLDER CONTRACT DEPOSITS
Total policyholder contract deposits	2,239	2,203
Assumptions for liability for policyholder contract deposits
Corporate life insurance guaranteed interest rate (as a percent)	3.00%
Corporate life insurance weighted average rate (as a percent)	4.80%
Other investment contracts
POLICYHOLDER CONTRACT DEPOSITS
Total policyholder contract deposits	$ 3,116	$ 3,221

VARIABLE LIFE AND ANNUITY CONTRACTS (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Guaranteed minimum death benefits (GMDB)
Assumptions and methodology used to determine the GMDB liability
Maximum number of stochastically generated investment performance scenarios	1,000
Mean investment performance assumption, low end of range (as a percent)	3.00%
Mean investment performance assumption, high end of range (as a percent)	10.00%
Volatility rate (as a percent)	16.00%
Mortality rate, low end of range (as a percent)	50.00%
Mortality rate, high end of range (as a percent)	88.00%
Lapse rate, low end of range (as a percent)	0.00%
Lapse rate, high end of range (as a percent)	40.00%
Discount rate, low end of range (as a percent)	3.75%
Discount rate, high end of range (as a percent)	10.00%
Guaranteed minimum death benefits (GMDB) and Guaranteed minimum income benefits (GMIB)
Changes in GMDB and GMIB liabilities for guarantees on variable contracts reflected in the general account
Balance at the beginning of the period	$ 412,000,000	$ 469,000,000
Reserve increase	120,000,000	31,000,000
Benefits paid	(87,000,000)	(88,000,000)
Balance at the beginning of the period	445,000,000	412,000,000
Guaranteed minimum account value benefits (GMAV B) and Guaranteed minimum withdrawal benefits (GMWB)
VARIABLE LIFE AND ANNUITY CONTRACTS
Account value	14,700,000,000
Amount at risk	1,900,000,000
Variable contract, net deposits plus a minimum return | Guaranteed minimum death benefits (GMDB)
VARIABLE LIFE AND ANNUITY CONTRACTS
Account value	57,000,000,000	55,000,000,000
Amount at risk	3,000,000,000	3,000,000,000
Range of guaranteed minimum return rates (as a percent)	3-10%	3-10%
Variable contract, net deposits plus a minimum return | Guaranteed minimum death benefits (GMDB) | Minimum
VARIABLE LIFE AND ANNUITY CONTRACTS
Average attained age of contract holders by product (in years)	58	58
Variable contract, net deposits plus a minimum return | Guaranteed minimum death benefits (GMDB) | Maximum
VARIABLE LIFE AND ANNUITY CONTRACTS
Average attained age of contract holders by product (in years)	72	70
Variable annuity contract, highest contract value attained | Guaranteed minimum death benefits (GMDB)
VARIABLE LIFE AND ANNUITY CONTRACTS
Account value	12,000,000,000	13,000,000,000
Amount at risk	$ 2,000,000,000	$ 1,000,000,000
Variable annuity contract, highest contract value attained | Guaranteed minimum death benefits (GMDB) | Minimum
VARIABLE LIFE AND ANNUITY CONTRACTS
Average attained age of contract holders by product (in years)	67	70
Variable annuity contract, highest contract value attained | Guaranteed minimum death benefits (GMDB) | Maximum
VARIABLE LIFE AND ANNUITY CONTRACTS
Average attained age of contract holders by product (in years)	74	73

DEBT OUTSTANDING (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Maturities of long-term debt, excluding borrowings of consolidated investments
Total	$ 73,400
2012	6,966
2013	6,997
2014	5,893
2015	4,972
2016	7,093
Thereafter	41,479
Borrowings of consolidated investments	1,900
International Lease Finance Corporation (ILFC)
Maturities of long-term debt, excluding borrowings of consolidated investments
Total	24,364
2012	3,023
2013	4,006
2014	2,991
2015	2,766
2016	3,234
Thereafter	8,344
Notes and bonds payable | International Lease Finance Corporation (ILFC)
Maturities of long-term debt, excluding borrowings of consolidated investments
Total	13,601
2012	2,018
2013	3,421
2014	1,040
2015	1,260
2016	1,000
Thereafter	4,862
Junior subordinated debt | International Lease Finance Corporation (ILFC)
Maturities of long-term debt, excluding borrowings of consolidated investments
Total	999
Thereafter	999
ECA Facility | International Lease Finance Corporation (ILFC)
Maturities of long-term debt, excluding borrowings of consolidated investments
Total	2,334
2012	428
2013	429
2014	424
2015	336
2016	258
Thereafter	459
Bank financings and other secured financings | International Lease Finance Corporation (ILFC)
Maturities of long-term debt, excluding borrowings of consolidated investments
Total	7,430
2012	577
2013	156
2014	1,527
2015	1,170
2016	1,976
Thereafter	2,024
Secured financings that are non-recourse to ILFC	97
Other subsidiaries notes, bonds, loans and mortgages payable | Other Subsidiaries
Maturities of long-term debt, excluding borrowings of consolidated investments
Total	393
2012	3
2013	4
2014	4
2015	23
2016	6
Thereafter	353
General borrowings
Maturities of long-term debt, excluding borrowings of consolidated investments
Total	23,923
2012	183
2013	1,470
2014	500
2015	1,001
2016	1,719
Thereafter	19,050
General borrowings | Notes and bonds payable
Maturities of long-term debt, excluding borrowings of consolidated investments
Total	12,725
2012	27
2013	1,467
2014	500
2015	999
2016	1,719
Thereafter	8,013
General borrowings | Notes and bonds payable | SAFG, Inc.
Maturities of long-term debt, excluding borrowings of consolidated investments
Total	298
Thereafter	298
General borrowings | Junior subordinated debt
Maturities of long-term debt, excluding borrowings of consolidated investments
Total	9,327
Thereafter	9,327
General borrowings | Loans and mortgages payable
Maturities of long-term debt, excluding borrowings of consolidated investments
Total	234
2012	156
2013	3
2015	2
Thereafter	73
General borrowings | Liabilities connected to trust preferred stock
Maturities of long-term debt, excluding borrowings of consolidated investments
Total	1,339
Thereafter	1,339
Borrowings supported by assets
Maturities of long-term debt, excluding borrowings of consolidated investments
Total	24,720
2012	3,757
2013	1,517
2014	2,398
2015	1,182
2016	2,134
Thereafter	13,732
Borrowings supported by assets | Notes and bonds payable
Maturities of long-term debt, excluding borrowings of consolidated investments
Total	2,316
2012	778
2013	372
2014	63
2015	185
2016	337
Thereafter	581
Borrowings supported by assets | Notes and bonds payable | Series AIGFP
Maturities of long-term debt, excluding borrowings of consolidated investments
Total	3,807
2012	50
2013	3
Thereafter	3,754
Borrowings supported by assets | Notes and bonds payable | MIP
Maturities of long-term debt, excluding borrowings of consolidated investments
Total	10,147	11,318
2012	2,300
2013	856
2014	1,612
2015	396
2016	1,494
Thereafter	3,489
Borrowings supported by assets | Loans and mortgages payable
Maturities of long-term debt, excluding borrowings of consolidated investments
Total	486
2012	208
2013	85
2014	64
Thereafter	129
Borrowings supported by assets | GIAs, at fair value
Maturities of long-term debt, excluding borrowings of consolidated investments
Total	7,964
2012	421
2013	201
2014	659
2015	601
2016	303
Thereafter	$ 5,779

DEBT OUTSTANDING (Details 2)	1 Months Ended			3 Months Ended				12 Months Ended		1 Months Ended		12 Months Ended	1 Months Ended						3 Months Ended				12 Months Ended	1 Months Ended	24 Months Ended					1 Months Ended		12 Months Ended									3 Months Ended
	Nov. 30, 2011 USD ($)	Jun. 30, 2009	May 31, 2008 USD ($)	Dec. 31, 2011 USD ($)	Jun. 30, 2011 USD ($)	Mar. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	May 31, 2011 Common Stock	May 31, 2008 Common Stock USD ($)	Dec. 31, 2011 Common Stock	Sep. 30, 2011 Senior unsecured notes USD ($)	Sep. 30, 2011 Three-year senior unsecured notes USD ($) Y	Sep. 30, 2011 Five-year senior unsecured notes USD ($) Y	Dec. 31, 2011 General borrowings USD ($)	Dec. 31, 2011 General borrowings Notes and bonds payable USD ($)	Dec. 31, 2010 General borrowings Senior unsecured notes USD ($)	Dec. 31, 2010 General borrowings Three-year senior unsecured notes USD ($) Y	Dec. 31, 2010 General borrowings Ten-year senior unsecured notes USD ($) Y	Dec. 31, 2011 General borrowings Medium-term note program USD ($)	Dec. 31, 2011 General borrowings Euro medium-term note program USD ($)	Dec. 31, 2011 General borrowings Euro medium-term note program MIP USD ($)	May 31, 2008 General borrowings Junior subordinated debt USD ($) series	Dec. 31, 2008 General borrowings Junior subordinated debt USD ($) series	Dec. 31, 2011 General borrowings Junior subordinated debt USD ($)	Dec. 31, 2011 Shelf Registration in Japan USD ($)	Dec. 31, 2011 Shelf Registration in Japan JPY (¥)	Dec. 31, 2011 6.25 percent senior notes due in 2036	Nov. 30, 2010 Equity Units USD ($) transaction	May 31, 2008 Equity Units USD ($) series	Dec. 31, 2011 Equity Units USD ($) unit series	Dec. 31, 2011 6.820 percent new Dollar notes due November 15, 2037	Nov. 30, 2011 6.820 percent new Dollar notes due November 15, 2037 Junior subordinated debt USD ($)	Dec. 31, 2011 6.765 percent new Sterling notes due November 15, 2017	Nov. 30, 2011 6.765 percent new Sterling notes due November 15, 2017 Junior subordinated debt USD ($)	Nov. 30, 2011 6.765 percent new Sterling notes due November 15, 2017 Junior subordinated debt GBP (£)	Dec. 31, 2011 6.797 percent Euro notes due November 15, 2017	Nov. 30, 2011 6.797 percent Euro notes due November 15, 2017 Junior subordinated debt USD ($)	Nov. 30, 2011 6.797 percent Euro notes due November 15, 2017 Junior subordinated debt EUR (€)	Dec. 31, 2011 Exchange of notes Series A-1 Junior Subordinated Debentures USD ($)	Dec. 31, 2011 Exchange of notes Series A-2 and Series A-8 Junior Subordinated Debentures USD ($)	Dec. 31, 2011 Exchange of notes Series A-2 and Series A-8 Junior Subordinated Debentures GBP (£)	Dec. 31, 2011 Exchange of notes Series A-3 Junior Subordinated Debentures USD ($)	Dec. 31, 2011 Exchange of notes Series A-3 Junior Subordinated Debentures EUR (€)	Dec. 31, 2011 Exchange of notes 6.820 percent new Dollar notes due November 15, 2037 USD ($)	Dec. 31, 2011 Exchange of notes 6.765 percent new Sterling notes due November 15, 2017 USD ($)	Dec. 31, 2011 Exchange of notes 6.765 percent new Sterling notes due November 15, 2017 GBP (£)	Dec. 31, 2011 Exchange of notes 6.797 percent Euro notes due November 15, 2017 USD ($)	Dec. 31, 2011 Exchange of notes 6.797 percent Euro notes due November 15, 2017 EUR (€)
DEBT OUTSTANDING
Amount of debt issued																		$ 2,000,000,000	$ 500,000,000	$ 1,500,000,000					$ 12,500,000,000									$ 256,000,000		$ 1,030,000,000	£ 662,000,000		$ 545,000,000	€ 421,000,000
Term of notes (in years)														3	5				3	10
Proceeds from issuance of senior unsecured notes													2,000,000,000	1,200,000,000	800,000,000
Outstanding debt				73,400,000,000				73,400,000,000								23,923,000,000	12,725,000,000				5,700,000,000	7,800,000,000				9,327,000,000
Gain resulting from foreign exchange translation into U.S. dollars																							174,000,000
Maximum principal amount of senior notes that may be issued under shelf registration statement in Japan																											3,900,000,000	300,000,000,000
Original amount of debt converted								1,843,000,000																																	312,000,000	1,260,000,000	812,000,000	766,000,000	591,000,000
Converted amount debt instrument								(2,392,000,000)																																						256,000,000	1,030,000,000	662,000,000	545,000,000	421,000,000
Number of series of securities in which debt is issued																								3	8						3
Interest rate (as a percent)																													6.25%				6.82%		6.77%			6.80%
Gain on conversion of debt	484,000,000			484,000,000	(79,000,000)	(3,313,000,000)	(104,000,000)	(2,908,000,000)	(104,000,000)																							(47,000,000)
Deferred gain on conversion of debt	65,000,000
Numerator of reverse split ratio of the company's Common Stock (in shares)		1
Denominator of reverse split ratio of the company's Common Stock (in shares)		20
Proceeds from sale of common stock and equity units			20,000,000,000
Sale of common stock in a public offering (in shares)								100,799,653		100,000,000	9,835,526	100,799,653
Sale price of common stock in a public offering (in dollars per share)											$ 760
Sale of equity units in a public offering (in shares)																															78,400,000
Sale price of equity units in a public offering (in dollars per share)																															$ 75
Proceeds from unregistered offerings of junior subordinated debentures																								6,900,000,000
Number of equity units exchanged for common stock (in shares)																														49,474,600
Number of shares of common stock issued in exchange for equity units (in shares)																														4,881,667
Cash received on exchange transaction																														162,000,000
Exchange ratio (in shares)																														0.09867
Cash paid in exchange of equity units (in dollars per share)																														$ 3.2702
Recognition of loss on exchange																														104,000,000
Exchange of units, number of transactions																														2
Number of units outstanding																																28,925,400
Number of series of debentures remarketed																																3
Aggregate principal amount of debt purchased and retired																																$ 2,200,000,000

DEBT OUTSTANDING (Details 3) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
DEBT OUTSTANDING
Outstanding debt	$ 73,400,000,000
General borrowings
DEBT OUTSTANDING
Outstanding debt	23,923,000,000
General borrowings | Notes and bonds payable
DEBT OUTSTANDING
Outstanding debt	12,725,000,000
General borrowings | Notes and bonds payable | SAFG, Inc.
DEBT OUTSTANDING
Outstanding debt	298,000,000
Interest rates, low end of range (as a percent)	6.63%
Interest rates, high end of range (as a percent)	7.50%
General borrowings | Medium-term note program
DEBT OUTSTANDING
Outstanding debt	5,700,000,000
General borrowings | Liabilities connected to trust preferred stock
DEBT OUTSTANDING
Outstanding debt	1,339,000,000
General borrowings | 8.5 percent preferred stock issued by American General Capital II
DEBT OUTSTANDING
Preferred stock outstanding, liquidation value	300,000,000
Interest rate (as a percent)	8.50%
General borrowings | 8.125 percent preferred stock issued by American General Institutional Capital B in March 1997
DEBT OUTSTANDING
Preferred stock outstanding, liquidation value	500,000,000
Interest rate (as a percent)	8.13%
General borrowings | 7.57 percent preferred stock issued by American General Capital A
DEBT OUTSTANDING
Preferred stock outstanding, liquidation value	500,000,000
Interest rate (as a percent)	7.57%
Borrowings supported by assets
DEBT OUTSTANDING
Outstanding debt	24,720,000,000
Borrowings supported by assets | Notes and bonds payable
DEBT OUTSTANDING
Outstanding debt	2,316,000,000
Minimum number of financial or other indices that are linked to payment terms of structured debt instruments	1
Borrowings supported by assets | Notes and bonds payable | Series AIGFP
DEBT OUTSTANDING
Outstanding debt	3,807,000,000
Borrowings supported by assets | 8.25 percent senior unsecured notes due 2018 | Series AIGFP
DEBT OUTSTANDING
Outstanding debt	3,250,000,000
Interest rate (as a percent)	8.25%
Borrowings supported by assets | Medium-term note program | Series AIGFP
DEBT OUTSTANDING
Portion of debt used under direct investment book	310,000,000
Borrowings supported by assets | GIAs, at fair value
DEBT OUTSTANDING
Outstanding debt	7,964,000,000
Interest rates, high end of range (as a percent)	9.80%
Fair value of securities pledged as collateral	$ 5,100,000,000	$ 5,700,000,000

DEBT OUTSTANDING (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
DEBT OUTSTANDING
U.S.Dollar Carrying Value	$ 73,400
Borrowings supported by assets
DEBT OUTSTANDING
U.S.Dollar Carrying Value	24,720
Borrowings supported by assets | U.S. dollar
DEBT OUTSTANDING
Range of Interest Rates, low end of range (as a percent)	0.18%
Range of Interest Rates, high end of range (as a percent)	10.37%
U.S.Dollar Carrying Value	16,722
Borrowings supported by assets | Euro
DEBT OUTSTANDING
Range of Interest Rates, low end of range (as a percent)	1.60%
Range of Interest Rates, high end of range (as a percent)	9.25%
U.S.Dollar Carrying Value	3,098
Borrowings supported by assets | Japanese yen
DEBT OUTSTANDING
Range of Interest Rates, low end of range (as a percent)	0.01%
Range of Interest Rates, high end of range (as a percent)	3.65%
U.S.Dollar Carrying Value	2,856
Borrowings supported by assets | Swiss franc
DEBT OUTSTANDING
Range of Interest Rates, low end of range (as a percent)	0.78%
Range of Interest Rates, high end of range (as a percent)	3.39%
U.S.Dollar Carrying Value	983
Borrowings supported by assets | Canadian dollar
DEBT OUTSTANDING
Interest Rates (as a percent)	4.90%
U.S.Dollar Carrying Value	418
Borrowings supported by assets | Mexican peso
DEBT OUTSTANDING
Range of Interest Rates, low end of range (as a percent)	7.98%
Range of Interest Rates, high end of range (as a percent)	8.59%
U.S.Dollar Carrying Value	249
Borrowings supported by assets | Swedish krona
DEBT OUTSTANDING
Interest Rates (as a percent)	2.65%
U.S.Dollar Carrying Value	290
Borrowings supported by assets | Australian dollar
DEBT OUTSTANDING
Range of Interest Rates, low end of range (as a percent)	4.62%
Range of Interest Rates, high end of range (as a percent)	4.89%
U.S.Dollar Carrying Value	9
Borrowings supported by assets | Great Britain pound
DEBT OUTSTANDING
Interest Rates (as a percent)	1.30%
U.S.Dollar Carrying Value	44
Borrowings supported by assets | Other.
DEBT OUTSTANDING
Range of Interest Rates, low end of range (as a percent)	1.84%
Range of Interest Rates, high end of range (as a percent)	7.28%
U.S.Dollar Carrying Value	$ 51

DEBT OUTSTANDING (Details 5) (USD $)	1 Months Ended	3 Months Ended				12 Months Ended				12 Months Ended			1 Months Ended			1 Months Ended			1 Months Ended		1 Months Ended			1 Months Ended						1 Months Ended
	Nov. 30, 2011	Dec. 31, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 22, 2011 8.625 percent senior secured notes maturing in 2022	Dec. 31, 2011 International Lease Finance Corporation (ILFC)	Dec. 31, 2011 International Lease Finance Corporation (ILFC) Notes and bonds payable	Dec. 31, 2011 International Lease Finance Corporation (ILFC) Term notes	Dec. 31, 2011 International Lease Finance Corporation (ILFC) Medium-term note program	Aug. 31, 2011 International Lease Finance Corporation (ILFC) Euro medium-term note program	Dec. 31, 2005 International Lease Finance Corporation (ILFC) Junior subordinated debt tranche	Dec. 31, 2011 International Lease Finance Corporation (ILFC) Junior subordinated debt	Dec. 31, 2005 International Lease Finance Corporation (ILFC) Junior subordinated debt, tranche with a call option date of December 21, 2010	Dec. 31, 2010 International Lease Finance Corporation (ILFC) Junior subordinated debt, tranche with a call option date of December 21, 2010 LIBOR	Dec. 21, 2010 International Lease Finance Corporation (ILFC) Junior subordinated debt, tranche with a call option date of December 21, 2010 LIBOR	Dec. 31, 2010 International Lease Finance Corporation (ILFC) Junior subordinated debt, tranche with a call option date of December 21, 2010 10-year constant maturity treasury	Dec. 21, 2010 International Lease Finance Corporation (ILFC) Junior subordinated debt, tranche with a call option date of December 21, 2010 10-year constant maturity treasury	Dec. 31, 2010 International Lease Finance Corporation (ILFC) Junior subordinated debt, tranche with a call option date of December 21, 2010 30-year constant maturity treasury	Dec. 21, 2010 International Lease Finance Corporation (ILFC) Junior subordinated debt, tranche with a call option date of December 21, 2010 30-year constant maturity treasury	Dec. 31, 2005 International Lease Finance Corporation (ILFC) Junior subordinated debt, tranche with a call option date of December 21, 2015	Dec. 31, 2005 International Lease Finance Corporation (ILFC) Junior subordinated debt, tranche with a call option date of December 21, 2015 LIBOR	Dec. 31, 2005 International Lease Finance Corporation (ILFC) Junior subordinated debt, tranche with a call option date of December 21, 2015 10-year constant maturity treasury	Dec. 31, 2005 International Lease Finance Corporation (ILFC) Junior subordinated debt, tranche with a call option date of December 21, 2015 30-year constant maturity treasury	May 31, 2011 International Lease Finance Corporation (ILFC) Senior unsecured notes	May 31, 2011 International Lease Finance Corporation (ILFC) Senior unsecured notes maturing in 2016	May 31, 2011 International Lease Finance Corporation (ILFC) Senior unsecured notes maturing in 2019	Jun. 30, 2011 International Lease Finance Corporation (ILFC) Notes with maturity dates in 2012 and 2013	Dec. 07, 2010 International Lease Finance Corporation (ILFC) 8.25 percent senior notes due on December 15, 2020	Aug. 20, 2010 International Lease Finance Corporation (ILFC) 8.875 percent senior notes due on September 1, 2017	Apr. 06, 2010 International Lease Finance Corporation (ILFC) 8.625 percent senior notes due on September 15, 2015	Apr. 06, 2010 International Lease Finance Corporation (ILFC) 8.750 percent senior notes due on March 15, 2017
DEBT OUTSTANDING
Outstanding debt		$ 73,400,000,000				$ 73,400,000,000			$ 24,364,000,000	$ 13,601,000,000	$ 8,100,000,000	$ 5,500,000,000			$ 999,000,000
Repayment of debt													1,200,000,000
Interest rates, low end of range (as a percent)										0.75%
Interest rates, high end of range (as a percent)										8.88%
Notes at floating interest rates										800,000,000
Aggregate principal amount of debt issued														1,000,000,000		600,000,000							400,000,000				2,250,000,000	1,000,000,000	1,250,000,000		1,000,000,000	500,000,000	1,250,000,000	1,500,000,000
Aggregate principal amount of debt purchased and retired																														1,670,000,000
Total cash consideration, including accrued interest, paid for purchase of notes																														1,750,000,000
Loss on the extinguishment of debt	484,000,000	484,000,000	(79,000,000)	(3,313,000,000)	(104,000,000)	(2,908,000,000)	(104,000,000)																							(61,000,000)
Principal amount of senior unsecured notes								650,000,000
Interest rate (as a percent)								8.63%																							8.25%	8.88%	8.63%	8.75%
Number of tranches of subordinated debt														2
Fixed interest rate (as a percent)																5.90%							6.25%
Floating rate, initial credit spread (as a percent)																		1.55%		1.55%		1.55%		1.80%	1.80%	1.80%
Interest rate basis																	3 month LIBOR		10-year constant maturity treasury		30-year constant maturity treasury			3 month LIBOR	10-year constant maturity treasury	30-year constant maturity treasury
Percentage of principal amount at which bonds may be redeemed																100.00%
Minimum principal amount that must remain outstanding in case of partial redemption of bonds																$ 50,000,000

DEBT OUTSTANDING (Details 6) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
DEBT OUTSTANDING
Amount of debt borrowed	$ 7,762,000,000	$ 13,046,000,000	$ 3,452,000,000
Outstanding debt	73,400,000,000
International Lease Finance Corporation (ILFC)
DEBT OUTSTANDING
Outstanding debt	24,364,000,000
International Lease Finance Corporation (ILFC) | ECA Facility
DEBT OUTSTANDING
Number of ECA facilities to be cross-collateralized under agreements (in debt facilities)		2
Outstanding debt	2,334,000,000
Number of aircraft subject to acceleration of debt		10
Agreed upon amount, which if exceeded by aggregate net book value of aircraft sold would lead to an acceleration event	10,100,000,000
International Lease Finance Corporation (ILFC) | 1999 ECA Facility
DEBT OUTSTANDING
Number of aircraft purchased	62
Number of loans		5
Maximum borrowing capacity	4,300,000,000
Outstanding debt		13,000,000
International Lease Finance Corporation (ILFC) | 2004 ECA Facility
DEBT OUTSTANDING
Number of aircraft purchased	76	76
Interest rates, low end of range (as a percent)	0.44%	0.43%
Interest rates, high end of range (as a percent)	4.71%	4.71%
Net book value of aircraft	4,300,000,000	4,300,000,000
Maximum borrowing capacity	4,600,000,000
Amount borrowed under the facility	4,300,000,000
Amount outstanding under the facility	2,300,000,000	2,800,000,000
Segregated security deposits, maintenance reserves and rental payments received related to aircraft	$ 415,000,000
International Lease Finance Corporation (ILFC) | 2004 ECA Facility | Minimum
DEBT OUTSTANDING
Floating rate, initial credit spread (as a percent)	(0.04%)
Fixed interest rate (as a percent)	3.40%
International Lease Finance Corporation (ILFC) | 2004 ECA Facility | Maximum
DEBT OUTSTANDING
Floating rate, initial credit spread (as a percent)	2.25%
Fixed interest rate (as a percent)	4.71%

DEBT OUTSTANDING (Details 7) (USD $)	Dec. 31, 2011	Dec. 31, 2011 Borrowings supported by assets	Dec. 31, 2011 General borrowings	Dec. 31, 2011 International Lease Finance Corporation (ILFC)	Dec. 31, 2011 AIG	Dec. 31, 2010 AIG	Dec. 31, 2011 AIG General borrowings	Dec. 31, 2011 Uncollateralized Notes/Bonds/Loans Payable	Dec. 31, 2011 Uncollateralized Notes/Bonds/Loans Payable AIG General borrowings	Dec. 31, 2011 Collateralized Loans and Mortgages Payable	Dec. 31, 2011 Bank financings and other secured financings International Lease Finance Corporation (ILFC)	Dec. 31, 2011 Revolving credit facility	Oct. 12, 2011 Revolving credit facility	Dec. 31, 2011 Revolving credit facility International Lease Finance Corporation (ILFC)	Dec. 31, 2010 Revolving credit facility International Lease Finance Corporation (ILFC)	Dec. 31, 2010 Revolving credit facility International Lease Finance Corporation (ILFC) Minimum	Dec. 31, 2011 Other secured financings International Lease Finance Corporation (ILFC)	Aug. 20, 2010 6.5 percent senior secured notes due on September 1, 2014 International Lease Finance Corporation (ILFC)	Aug. 20, 2010 6.75 percent senior secured notes due on September 1, 2016 International Lease Finance Corporation (ILFC)	Aug. 20, 2010 7.125 percent senior secured notes due on September 1, 2018 International Lease Finance Corporation (ILFC)	Mar. 31, 2010 Term loan maturing on March 17, 2015 International Lease Finance Corporation (ILFC) aircraft	Mar. 17, 2010 Term loan maturing on March 17, 2015 International Lease Finance Corporation (ILFC)	Mar. 31, 2010 Term loan maturing on March 17, 2016 International Lease Finance Corporation (ILFC) aircraft	Mar. 17, 2010 Term loan maturing on March 17, 2016 International Lease Finance Corporation (ILFC)	Dec. 31, 2011 3.28 percent credit facility AeroTurbine, Inc.	Jan. 26, 2012 Other subsidiaries notes, bonds, loans and mortgages payable	Dec. 31, 2011 Other subsidiaries notes, bonds, loans and mortgages payable Other Subsidiaries	Dec. 31, 2011 Other subsidiaries notes, bonds, loans and mortgages payable Uncollateralized Notes/Bonds/Loans Payable Other Subsidiaries	Dec. 31, 2011 Other subsidiaries notes, bonds, loans and mortgages payable Collateralized Loans and Mortgages Payable Other Subsidiaries
DEBT OUTSTANDING
Amount under revolving credit facility														$ 457,000,000											$ 269,000,000
Interest rates, low end of range (as a percent)																	3.33%
Interest rates, high end of range (as a percent)																	7.13%
Outstanding debt	73,400,000,000	24,720,000,000	23,923,000,000	24,364,000,000	21,584,000,000	24,953,000,000		339,000,000	234,000,000	288,000,000	7,430,000,000						6,700,000,000										393,000,000	105,000,000	288,000,000
Long-term debt (including Federal Reserve Bank of New York credit facility)														2,160,000,000
Aggregate principal amount of debt issued																		1,350,000,000	1,275,000,000	1,275,000,000	750,000,000		550,000,000
Period of credit facility (in years)																									P4Y
Interest rate (as a percent)												2.44%		2.44%				6.50%	6.75%	7.13%					3.28%
Maximum borrowing capacity date, amended facility													3,000,000,000
Maximum borrowing capacity date, amended facility															2,500,000,000
Appraised value as a percentage of the principal amount of the outstanding loans																133.00%
Increase in interest rate (as a percent)															1.50%
Repayment of revolving credit facility														2,000,000,000
Number of aircraft as collateral for term loans																					43		37
Interest rate basis																					LIBOR		LIBOR
Interest rate, margin (as a percent)																						4.75%		5.00%
LIBOR floor (as a percent)																					2.00%		2.00%
Portion of debt subject to the satisfaction of certain collateralization milestones																								63,000,000
Prepayment penalty prior to March 17, 2012 (as a percent)																							1.00%
Uncollateralized and collateralized notes, bonds, loans and mortgages payable	$ 627,000,000						$ 234,000,000																			$ 393,000,000

COMMITMENTS, CONTINGENCIES AND GUARANTEES (Details)	12 Months Ended						12 Months Ended		1 Months Ended		12 Months Ended					12 Months Ended				1 Months Ended		1 Months Ended		12 Months Ended		12 Months Ended	1 Months Ended			12 Months Ended		1 Months Ended	12 Months Ended		12 Months Ended							1 Months Ended			12 Months Ended		12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 Maximum Chartis U.S. USD ($)	Dec. 31, 2011 Consolidated 2008 Securities Litigation action	Mar. 20, 2009 Consolidated 2008 Securities Litigation complaint	Mar. 31, 2011 ERISA Litigation II plan	Mar. 19, 2009 ERISA Litigation II complaint	Dec. 31, 2011 Canadian Securities Class Action claim USD ($)	Dec. 31, 2011 Brookfield litigation related to AIGFP USD ($)	Jun. 30, 2010 Securities lending dispute with Transatlantic Holdings Inc. EUR (€)	May 31, 2010 Securities lending dispute with Transatlantic Holdings Inc. USD ($)	Dec. 31, 2011 Securities lending dispute with Transatlantic Holdings Inc. USD ($)	Jan. 26, 2012 Securities lending dispute with Transatlantic Holdings Inc. USD ($)	Jun. 29, 2010 Securities lending dispute with Transatlantic Holdings Inc. subsidiary	May 24, 2010 Securities lending dispute with Transatlantic Holdings Inc. subsidiary	Dec. 31, 2011 Fitzpatrick matter USD ($)	Dec. 31, 2011 Behm matter USD ($)	Oct. 02, 2010 Behm matter action	Dec. 31, 2011 False Claims Act complaint multiple	Feb. 25, 2010 False Claims Act complaint individual	Feb. 28, 2006 2006 Regulatory Settlements USD ($)	Dec. 31, 2011 2006 Regulatory Settlements USD ($)	Jan. 31, 2012 Consolidated 2004 Securities Litigation USD ($)	Jul. 31, 2010 Consolidated 2004 Securities Litigation USD ($)	Dec. 31, 2011 Consolidated 2004 Securities Litigation Objector fund shareholder	Feb. 17, 2012 Consolidated 2004 Securities Litigation plaintiff	Dec. 31, 2011 Consolidated 2004 Securities Litigation Minimum	Apr. 30, 2011 Workers' compensation Premium Reporting USD ($)	Jan. 31, 2011 Workers' compensation Premium Reporting plaintiff	May 31, 2007 Workers' compensation Premium Reporting USD ($)	Dec. 31, 2011 Workers' compensation Premium Reporting USD ($) Objector	Dec. 31, 2011 Workers' compensation Premium Reporting Maximum USD ($)	May 31, 2011 The Multi-District Litigation USD ($)	Dec. 31, 2011 The Multi-District Litigation action conspiracy complaint D case class defendant state	May 20, 2011 The Multi-District Litigation USD ($)	Dec. 31, 2011 The Multi-District Litigation Florida case	Dec. 31, 2011 The Multi-District Litigation New Jersey case	Dec. 31, 2011 The Multi-District Litigation Texas USD ($) case	Dec. 31, 2011 The Multi-District Litigation Kansas USD ($) claim case	Dec. 31, 2011 Palm Tree Computer Systems, Inc. v. Ace USA USD ($) action plaintiff	Dec. 31, 2011 The Heritage Corp. of South Florida v. National Union Fire Ins. Co. USD ($)	Dec. 31, 2008 Other Regulatory Settlements USD ($)	Apr. 30, 2010 Regulatory Settlement Ohio Attorney General USD ($)	Dec. 31, 2010 NAIC Examination of Workers Compensation Premium Reporting USD ($)	Dec. 17, 2010 NAIC Examination of Workers Compensation Premium Reporting state	Dec. 31, 2011 Caremark USD ($) complaint	Dec. 31, 2011 Use of SSDMF USD ($)	Dec. 31, 2011 Multi-state examination of regulatory issues in insurance products USD ($) state	Dec. 31, 2011 Starr International Litigation
LITIGATION AND INVESTIGATIONS
Increase in the estimated reserves for incurred but not reported death claims																																														$ 202,000,000
Damages sought per settlement objector, maximum																															1,000
Number of states participating in the accident and health products examination																																															38
Number of objectors to class action suit settlement																								2						2
Number of purported class action complaints consolidated				8		8																																							2
Shareholders maximum ownership percentage who have requested to opt out of the class																								1.50%
Number of shareholders who have submitted timely and valid requests to opt out of the class																								25
Number of investment funds controlled by the same investment group who have submitted timely and valid requests to opt out of the class																								7
Shares held by investment group who have submitted timely and valid requests to opt out of the class																										1,000
Number of shareholders that filed a notice of appeal																									1
Civil penalty payable		51,000,000																																													250,000
Number of actions brought against AIG																	2
Number of securities actions brought against AIG			2
Motions to dismiss granted, plans at issue					1
Motions to dismiss denied, plans at issue					2
Damages claimed	306,000,000						500,000,000			350,000,000	500,000,000					33,000,000																													3,200,000,000
Damages claimed									17,600,000		22,800,000
Punitive damages claimed							50,000,000
Percentage of ownership in AIG received by Department of the Treasury																																																80.00%
Maximum contractual loss								1,500,000,000
Transatlantic, number of subsidiaries named as Claimants														2
AIG, number of subsidiaries named as Respondents													1	2
Damages claimed, amount currently due															196,000,000
Damages claimed, potential future amounts															78,000,000
Range of loss, minimum												45,000,000			0	0
Range of loss, maximum												125,000,000			274,000,000	33,000,000
Counterclaim sought by AIG																3,600,000
Accrued loss contingency																																		6,750,000
Number of individuals (Relators) seeking to assert claims																			2
Damages sought, multiple of damages sustained																		3
Payments made or placed in escrow accounts initial amount																				1,640,000,000
Portion of payments which represented fines and penalties																				225,000,000																							100,000,000
Deposits into fund under the supervision of the SEC, subsequently disbursed																				800,000,000
Workers Compensation Fund escrow, included in Other Assets																					597,000,000																						338,000,000
Settlement amount total																							725,000,000									37,000,000									26,000,000	9,000,000
Amount paid under the terms of the separate settlement agreement with Florida																						4,000,000
Minimum number of conspiracies alleged																																	1
Settlement amount paid under previous settlement agreements																																									4,400,000
Settlement agreement, number of states																																												50
Settlement agreement, payment of outstanding premium taxes																																											46,500,000
Settlement agreement, maximum contingent fines																																											150,000,000
Settlement agreement, amount which can be paid out of the remaining balance in Workers Compensation Fund																														191,500,000													146,500,000
Settlement agreement, escrow																														450,000,000
Settlement agreement, percentage of outstanding shares that have sought to opt out of the class																								2.00%
Number of parallel actions																																	2
Number of separate derivative actions filed																																	24
Number of defendants who have settled																																	3
Number of states asserted antitrust law violations																																	48
Employee Benefits Complaint, number of purported classes																																	2
Number of consolidated actions																																							1
Number of named plaintiffs																																							2
Maximum period to submit letter since date of order by court (in days)																																	30
Number of cases that have proceeded																																	4		1	1	1	1
Number of claims																																						3
Damages sought, maximum																																					125,000,000
Damages sought per claim, maximum																																							74,999
Damages sought, in excess																											3,000,000,000		1,000,000,000											75,000
Damages sought per claim, in excess																																						$ 75,000
Number of intervening plaintiffs																												7

COMMITMENTS, CONTINGENCIES AND GUARANTEES (Details 2) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Future minimum lease payments under operating leases
2012	$ 422,000,000
2013	332,000,000
2014	234,000,000
2015	181,000,000
2016	151,000,000
Remaining years after 2016	428,000,000
Total	1,748,000,000
Rent expense	482,000,000	587,000,000	733,000,000
Other Commitments
Other Commitments	2,800,000,000
Segment Discontinued Operations
Future minimum lease payments under operating leases
Rent expense	24,000,000	118,000,000	206,000,000
Flight Equipment
Minimum future rental income on noncancelable operating leases of flight equipment that has been delivered
2012	4,091,000,000
2013	3,585,000,000
2014	2,900,000,000
2015	2,180,000,000
2016	1,570,000,000
Remaining years after 2016	1,701,000,000
Total	16,027,000,000
Flight Equipment | Minimum
Minimum future rental income on noncancelable operating leases of flight equipment that has been delivered
Remaining terms of operating leases (in years)	1
Flight Equipment | Maximum
Minimum future rental income on noncancelable operating leases of flight equipment that has been delivered
Remaining terms of operating leases (in years)	14
International Lease Finance Corporation (ILFC) | Flight Equipment
COMMITMENTS
Aggregate estimated total remaining payments	$ 19,000,000,000
International Lease Finance Corporation (ILFC) | New Aircraft
COMMITMENTS
Purchase commitment, number of aircraft purchased	232
International Lease Finance Corporation (ILFC) | Additional Aircraft
COMMITMENTS
Purchase commitment, number of aircraft purchased	26
International Lease Finance Corporation (ILFC) | A320 New Engine Option (neo)
COMMITMENTS
Purchase commitment, number of aircraft purchased	100
Number of additional aircraft the entity has the right to purchase	50
International Lease Finance Corporation (ILFC) | A380 aircraft
COMMITMENTS
Purchase commitment, number of aircraft cancelled	10
International Lease Finance Corporation (ILFC) | 737-800 aircraft from Boeing
COMMITMENTS
Purchase commitment, number of aircraft purchased	33

COMMITMENTS, CONTINGENCIES AND GUARANTEES (Details 3)	12 Months Ended	1 Months Ended		12 Months Ended		1 Months Ended	12 Months Ended			12 Months Ended	1 Months Ended	12 Months Ended
	Dec. 31, 2011 SICO Plans Y	Nov. 30, 2011 MetLife Inc. (MetLife) USD ($)	Mar. 31, 2011 MetLife Inc. (MetLife) USD ($)	Dec. 31, 2011 MetLife Inc. (MetLife) USD ($)	Dec. 31, 2011 Standby letters of credit USD ($)	Nov. 30, 2010 Indemnification related to breaches of general representations and warranties MetLife Inc. (MetLife) M	Dec. 31, 2011 Indemnification related to breaches of general representations and warranties MetLife Inc. (MetLife) USD ($)	Dec. 31, 2011 Indemnification related to breaches of general representations and warranties AIG Star and AIG Edison USD ($)	Dec. 31, 2011 Indemnification related to breaches of general representations and warranties AIG Star and AIG Edison JPY (¥)	Dec. 31, 2011 Other indemnification USD ($)	Mar. 31, 2011 Tax indemnification MetLife Inc. (MetLife) USD ($)	Dec. 31, 2011 Tax indemnification MetLife Inc. (MetLife) USD ($)	Dec. 31, 2011 Performance of SICO SICO Plans
Guarantees
Amount outstanding under standby letters of credit at end of period					$ 437,000,000
Aggregate deductible amount under guarantee							125,000,000			0		50,000,000
Maximum amount exposed under guarantee							2,250,000,000	1,300,000,000	102,000,000,000			200,000,000
Period of guarantee (in months)						21
Payments related to guarantee											300,000,000
Payments made or placed in escrow accounts at end of period				1,600,000,000
Payments made or placed in escrow accounts initial amount				3,000,000,000
Amount required to be held in escrow				0
Amount released in accordance with the MetLife escrow agreement from the sale of ALICO		918,000,000	300,000,000	150,000,000
Minimum amount exposed under guarantee								$ 53,000,000	¥ 4,100,000,000
Contingency
Period of Deferred Compensation Profit Participation Plans (in years)	2
Maximum number of shares of AIG Common Stock that AIG could be required to deliver under the SICO Assurance Agreement													195,908

TOTAL EQUITY AND EARNINGS (LOSS) PER SHARE (Details) (USD $) In Billions, except Share data, unless otherwise specified	12 Months Ended	1 Months Ended		12 Months Ended			12 Months Ended			12 Months Ended
	Dec. 31, 2011	May 31, 2011 Common Stock Issued	May 31, 2008 Common Stock Issued	Dec. 31, 2011 Common Stock Issued	Dec. 31, 2011 Treasury Stock	Dec. 31, 2011 Equity Units	Dec. 31, 2011 Series E Preferred Stock	Dec. 31, 2011 Series F Preferred Stock	Dec. 31, 2010 Series F Preferred Stock	Dec. 31, 2011 Series C Preferred Stock	Dec. 31, 2011 Series G Preferred Stock
The following table presents a roll forward of outstanding shares:
Shares, beginning of year	6,660,908				(6,660,908)
Shares, beginning of year	147,124,067			147,124,067		1,800,000,000
Shares, beginning of year							400,000	300,000		100,000
Shares, beginning of year	140,463,159
Issuances (in shares)	100,799,653	100,000,000	9,835,526	100,799,653							20,000
Settlement of equity unit stock purchase contracts (in shares)	3,606,417			3,606,417
Shares exchanged	1,655,026,284			1,655,037,962	(11,678)		(400,000)	(300,000)		(100,000)
Shares repurchased	(3,074,031)				(3,074,031)
Shares cancelled											(20,000)
Shares, end of period	9,746,617				(9,746,617)
Shares, end of period	1,906,568,099			1,906,568,099		1,800,000,000
Shares, end of year	1,896,821,482
Amount outstanding under the Department of the Treasury Commitment									$ 7.5

TOTAL EQUITY AND EARNINGS (LOSS) PER SHARE (Details 2) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2011	Jan. 14, 2011	Dec. 31, 2011 Preferred Stock	Dec. 31, 2011 Series E Preferred Stock	Dec. 31, 2010 Series E Preferred Stock	Dec. 31, 2011 Series F Preferred Stock	Dec. 31, 2010 Series F Preferred Stock	Dec. 31, 2011 Series C Preferred Stock	Dec. 31, 2010 Series C Preferred Stock	Jan. 31, 2011 Recapitalization	Jan. 31, 2011 Recapitalization Common Stock Issued	Jan. 14, 2011 Recapitalization Common Stock Issued	Jan. 31, 2011 Recapitalization Additional Paid-in Capital	Jan. 14, 2011 Recapitalization Additional Paid-in Capital	Jan. 14, 2011 Recapitalization Retained Earnings (Accumulated Deficit)	Jan. 14, 2011 Recapitalization Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	Jan. 14, 2011 Recapitalization Series E Preferred Stock	Jan. 14, 2011 Recapitalization Series F Preferred Stock	Jan. 14, 2011 Recapitalization Series C Preferred Stock	Jan. 31, 2011 Recapitalization Series G Preferred Stock	Jan. 14, 2011 Recapitalization Other assets	Jan. 14, 2011 Recapitalization Other liabilities	Jan. 14, 2011 Recapitalization Federal Reserve Bank of New York credit facility	Jan. 14, 2011 Recapitalization Redeemable noncontrolling nonvoting, callable, junior preferred interests held by Department of Treasury
Effect of Recapitalization
Repayment and Termination of FRBNY Credit Facility																							$ (20,689)
Repayment and Termination of FRBNY Credit Facility, including recognition of deferred gain																						(325)
Repayment and Termination of FRBNY Credit Facility, including write-off of prepaid commitment fee																					(24,297)
Repayment and Termination of FRBNY Credit Facility, amortization of prepaid commitment fees	(3,300)	(3,283)													(3,283)
Exchange of Preferred Stock for Common Stock Value			(71,983)	(41,605)		(7,378)		(23,000)			4,138		67,845
Total Effect of Recapitalization												4,138		67,845	(3,283)	(26,432)	41,605	7,378	(23,000)		(30,437)	(325)	(20,689)	20,292
Exchange of Preferred Stock for Common Stock shares										1,655,037,962
Preferred stock, shares issued					400,000		300,000		100,000											20,000
Preferred stock, aggregate liquidation value							$ 7,543		$ 0.5											$ 0

TOTAL EQUITY AND EARNINGS (LOSS) PER SHARE (Details 3) (USD $)	1 Months Ended		3 Months Ended				12 Months Ended						1 Months Ended				12 Months Ended				1 Months Ended	12 Months Ended		1 Months Ended	12 Months Ended		1 Months Ended		12 Months Ended			12 Months Ended		12 Months Ended		12 Months Ended
	Nov. 30, 2011	May 31, 2008	Dec. 31, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2011 Preferred Stock	Dec. 31, 2010 Preferred Stock	Dec. 31, 2009 Preferred Stock	Nov. 30, 2011 Common Stock	May 31, 2011 Common Stock	Nov. 30, 2009 Common Stock	May 31, 2008 Common Stock	Dec. 31, 2011 Common Stock	Dec. 31, 2010 Common Stock	Dec. 31, 2009 Common Stock	May 27, 2011 Common Stock	Nov. 30, 2009 Treasury Stock	Dec. 31, 2011 Treasury Stock	Dec. 31, 2009 Treasury Stock	Nov. 30, 2009 Additional Paid-in Capital	Dec. 31, 2010 Additional Paid-in Capital	Dec. 31, 2009 Additional Paid-in Capital	Nov. 30, 2010 Equity Units transaction	May 31, 2008 Equity Units	Dec. 31, 2011 Equity Units series	Dec. 31, 2011 Series B-1 Debentures	May 31, 2008 Series B-1 Debentures	Dec. 31, 2011 Series B-2 Debentures	May 31, 2008 Series B-2 Debentures	Dec. 31, 2011 Series B-3 Debentures	May 31, 2008 Series B-3 Debentures	Dec. 31, 2011 Series E Preferred Stock	Dec. 31, 2009 Series E Preferred Stock	Dec. 31, 2011 Series F Preferred Stock	Dec. 31, 2010 Series F Preferred Stock	Dec. 31, 2009 Series F Preferred Stock	Dec. 31, 2011 Series C Preferred Stock	Dec. 31, 2009 Series C Preferred Stock	Dec. 31, 2009 Series D Preferred Stock
Rollforward of preferred stock
Balance										$ 71,983,000,000	$ 69,784,000,000	$ 40,000,000,000																								$ 41,605,000,000		$ 7,378,000,000	$ 5,179,000,000		$ 23,000,000,000		$ 40,000,000,000
AIG Series C issuance												23,000,000,000		2,887,000,000												(23,000,000,000)																23,000,000,000
AIG Series D exchange for AIG Series E												1,605,000,000														(1,605,000,000)											41,605,000,000						(40,000,000,000)
AIG Series F drawdown							20,292,000,000	2,199,000,000	5,344,000,000		2,199,000,000	5,344,000,000																											2,199,000,000	5,344,000,000
AIG Series F commitment fee									(165,000,000)			(165,000,000)																												(165,000,000)
Shares Exchanged										(71,983,000,000)																										(41,605,000,000)		(7,378,000,000)			(23,000,000,000)
Balance											71,983,000,000	69,784,000,000																									41,605,000,000		7,378,000,000	5,179,000,000		23,000,000,000
AIG Treasury Stock Retirement
Shares retired included in Treasury stock																					6,111,158
Retirement of treasury stock															(15,000,000)				(15,000,000)		(7,400,000,000)		7,400,000,000	(7,400,000,000)		(7,385,000,000)
Share Issuances and Repurchases
Issuances (in shares)							100,799,653							100,000,000		9,835,526	100,799,653
Aggregate net proceeds from issuance of common stock							5,055,000,000							2,900,000,000
Common stock sold by the Department of the Treasury (in shares)														200,000,000
Net proceeds from offering to fund Consolidated 2004 Securities Litigation settlement																				550,000,000
Interest ownership by the Department of the Treasury before stock offering and sale (as a percent)														92.00%
Interest ownership by the Department of the Treasury (as a percent)														77.00%
Common stock, par value (in dollars per share)			$ 2.5			$ 2.5	$ 2.5	$ 2.5
Aggregate purchase amount													1,000,000,000									70,000,000
Shares repurchased							70,000,000															70,000,000
Total number of shares common stock repurchased							(3,074,031)															(3,074,031)
Equity Units
Sale of equity units (in shares)																												78,400,000
Proceeds from the sale of equity units, per share (in dollars per share)																												$ 75
Proceeds from sale of equity units		20,000,000,000																										5,880,000,000
Amount of debt issued																															1,960,000,000		1,960,000,000		1,960,000,000
Cash per equity unit exchange under stock purchase contract (in dollars per share)																													$ 25
Future contract adjustment payments expressed as a percentage of the stated amount																													2.71%
Present value of future contract adjustment payments related to issuance of equity units																													431,000,000
Interest rate (as a percent)																														5.67%		5.82%		5.89%
Maximum number of equity units that the entity has commenced an offer to exchange under stock purchase contract (in shares)																											74,480,000
Common stock per equity unit exchange (in shares)																											0.09867
Cash per equity unit exchange (in dollars per share)																											$ 3.2702
Number of transactions in relation to equity units exchange offer																											2
Number of equity units exchanged (in shares)																											49,474,600
Equity units exchange, common stock portion (in shares)																											4,881,667
Equity units exchange, cash portion																											162,000,000
Loss on the extinguishment of debt	484,000,000		484,000,000	(79,000,000)	(3,313,000,000)	(104,000,000)	(2,908,000,000)	(104,000,000)																			104,000,000
Increase to equity on execution of the Exchange Offer								3,657,000,000										12,000,000							3,645,000,000		3,700,000,000
Number of equity units outstanding (in shares)																													28,925,400
Number of series of debentures remarketed																													3
Retirement of debentures																													$ 2,200,000,000
Common stock issued in connection with settlement of the stock purchase contract portion of the Equity Units (in shares)			1,906,568,099			147,124,067	1,906,568,099	147,124,067									1,906,568,099	147,124,067											1,800,000,000

TOTAL EQUITY AND EARNINGS (LOSS) PER SHARE (Details 4) (USD $)	12 Months Ended			1 Months Ended	12 Months Ended						12 Months Ended			1 Months Ended	12 Months Ended								12 Months Ended						12 Months Ended
Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Apr. 30, 2009 New Accounting Pronouncement - Other-than-temporary Impairments	Dec. 31, 2010 Consolidation of Variable Interest Entities	Dec. 31, 2011 New accounting standard for acquisition costs	Dec. 31, 2010 New accounting standard for acquisition costs	Jan. 02, 2010 Increases (decreases) from previously reported amounts Consolidation of Variable Interest Entities	Dec. 31, 2011 Increases (decreases) from previously reported amounts New accounting standard for acquisition costs	Dec. 31, 2010 Increases (decreases) from previously reported amounts New accounting standard for acquisition costs	Dec. 31, 2011 Accumulated Other Comprehensive Income (Loss)	Dec. 31, 2010 Accumulated Other Comprehensive Income (Loss)	Dec. 31, 2009 Accumulated Other Comprehensive Income (Loss)	Apr. 30, 2009 Accumulated Other Comprehensive Income (Loss) New Accounting Pronouncement - Other-than-temporary Impairments	Dec. 31, 2010 Accumulated Other Comprehensive Income (Loss) Consolidation of Variable Interest Entities	Dec. 31, 2009 Accumulated Other Comprehensive Income (Loss) New accounting standard for acquisition costs	Dec. 31, 2011 Unrealized Appreciation (Depreciation) of Fixed Maturity Investments on Which Other-Than-Temporary Credit Impairments Were Taken	Dec. 31, 2010 Unrealized Appreciation (Depreciation) of Fixed Maturity Investments on Which Other-Than-Temporary Credit Impairments Were Taken	Dec. 31, 2009 Unrealized Appreciation (Depreciation) of Fixed Maturity Investments on Which Other-Than-Temporary Credit Impairments Were Taken	Dec. 31, 2009
Unrealized Appreciation (Depreciation) of Fixed Maturity Investments on Which Other-Than-Temporary Credit Impairments Were Taken
New Accounting Pronouncement - Other-than-temporary Impairments
Dec. 31, 2010 Unrealized Appreciation (Depreciation) of Fixed Maturity Investments on Which Other-Than-Temporary Credit Impairments Were Taken Consolidation of Variable Interest Entities	Apr. 02, 2009
Unrealized Appreciation (Depreciation) of Fixed Maturity Investments on Which Other-Than-Temporary Credit Impairments Were Taken
Increases (decreases) from previously reported amounts
New Accounting Pronouncement - Other-than-temporary Impairments
																							Dec. 31, 2011 Unrealized Appreciation (Depreciation) of All Other Investments	Dec. 31, 2010 Unrealized Appreciation (Depreciation) of All Other Investments	Dec. 31, 2009 Unrealized Appreciation (Depreciation) of All Other Investments	Dec. 31, 2009 Unrealized Appreciation (Depreciation) of All Other Investments New Accounting Pronouncement - Other-than-temporary Impairments	Dec. 31, 2010 Unrealized Appreciation (Depreciation) of All Other Investments Consolidation of Variable Interest Entities	Apr. 02, 2009 Unrealized Appreciation (Depreciation) of All Other Investments Increases (decreases) from previously reported amounts New Accounting Pronouncement - Other-than-temporary Impairments	Dec. 31, 2011 Foreign Currency Translation Adjustments	Dec. 31, 2010 Foreign Currency Translation Adjustments	Dec. 31, 2009 Foreign Currency Translation Adjustments	Dec. 31, 2009 Foreign Currency Translation Adjustments New Accounting Pronouncement - Other-than-temporary Impairments	Dec. 31, 2011 Net Derivative Gains (Losses) Arising From Cash Flow Hedging Activities	Dec. 31, 2010 Net Derivative Gains (Losses) Arising From Cash Flow Hedging Activities	Dec. 31, 2009 Net Derivative Gains (Losses) Arising From Cash Flow Hedging Activities	Dec. 31, 2011 Change in Retirement Plan Liabilities Adjustment	Dec. 31, 2010 Change in Retirement Plan Liabilities Adjustment	Dec. 31, 2009 Change in Retirement Plan Liabilities Adjustment
A roll forward of Accumulated other comprehensive income
Balance, beginning of period, net of tax	$ 7,543,000,000					$ 5,153,000,000	$ 7,543,000,000	$ (300,000,000)	$ 145,000,000	$ (81,000,000)	$ 7,543,000,000	$ 5,106,000,000	$ (6,328,000,000)				$ (659,000,000)	$ (1,810,000,000)				$ (599,000,000)	$ 9,171,000,000	$ 7,246,000,000	$ (4,452,000,000)			$ 599,000,000	$ (66,000,000)	$ 942,000,000	$ (187,000,000)		$ (34,000,000)	$ (128,000,000)	$ (191,000,000)	$ (869,000,000)	$ (1,144,000,000)	$ (1,498,000,000)
Cumulative effect of change in accounting principle, net of tax				(2,500,000,000)	106,000,000									9,500,000,000	345,000,000	400,000,000		76,000,000	2,537,000,000	2,537,000,000	76,000,000			269,000,000	6,811,000,000	7,242,000,000	269,000,000					198,000,000
Change in unrealized appreciation of investments											5,518,000,000	9,910,000,000	33,221,000,000				55,000,000	2,645,000,000	2,392,000,000				5,463,000,000	7,265,000,000	30,829,000,000
Change in deferred acquisition costs adjustment and other											(630,000,000)	(657,000,000)	(3,361,000,000)				(11,000,000)	(166,000,000)	(345,000,000)				(641,000,000)	(491,000,000)	(3,016,000,000)
Change in future policy benefits											(2,302,000,000)												(2,302,000,000)
Changes in foreign currency translation adjustments											(97,000,000)	654,000,000	2,858,000,000																(97,000,000)	654,000,000	2,858,000,000
Change in net derivative losses arising from cash flow hedging activities											51,000,000	105,000,000	95,000,000																				51,000,000	105,000,000	95,000,000
Net actuarial gain (loss)											(752,000,000)	(1,000,000)	197,000,000																							(752,000,000)	(1,000,000)	197,000,000
Prior service credit											387,000,000	10,000,000	(29,000,000)																							387,000,000	10,000,000	(29,000,000)
Change attributable to divestitures and deconsolidations											(5,041,000,000)	(4,872,000,000)	420,000,000				23,000,000	43,000,000	1,000,000				(3,643,000,000)	(2,854,000,000)	896,000,000				(1,681,000,000)	(2,357,000,000)	(679,000,000)			(6,000,000)		260,000,000	(290,000,000)	(202,000,000)
Deferred tax asset (liability)											262,000,000	(2,186,000,000)	(11,602,000,000)				(163,000,000)	(1,293,000,000)	(724,000,000)				(362,000,000)	(1,627,000,000)	(10,088,000,000)				786,000,000	775,000,000	(742,000,000)		(34,000,000)	(17,000,000)	(32,000,000)	35,000,000	(24,000,000)	(16,000,000)
Total other comprehensive income (loss)	(2,604,000,000)	2,963,000,000	21,799,000,000								(2,604,000,000)	2,963,000,000	21,799,000,000				(74,000,000)	1,229,000,000	1,324,000,000				(1,485,000,000)	2,293,000,000	18,621,000,000				(992,000,000)	(928,000,000)	1,437,000,000		17,000,000	94,000,000	63,000,000	(70,000,000)	275,000,000	354,000,000
Noncontrolling interests											(121,000,000)	181,000,000	388,000,000				3,000,000	2,000,000	(2,000,000)				(160,000,000)	99,000,000	280,000,000				36,000,000	80,000,000	110,000,000
Acquisition of noncontrolling interest	(560,000,000)										93,000,000												45,000,000						66,000,000							(18,000,000)
Balance, end of period, net of tax	5,153,000,000	7,543,000,000				5,153,000,000	7,543,000,000	(300,000,000)	145,000,000	(81,000,000)	5,153,000,000	7,543,000,000	5,106,000,000				(736,000,000)	(659,000,000)	(1,810,000,000)			(599,000,000)	7,891,000,000	9,171,000,000	7,246,000,000			599,000,000	1,028,000,000	(66,000,000)	942,000,000		(17,000,000)	(34,000,000)	(128,000,000)	(957,000,000)	(869,000,000)	(1,144,000,000)
Reduction of deferred acquisition costs																							152,000,000
Foreign currency cumulative translation adjustment transferred to earnings as net gain on sale		1,800,000,000
Unrealized appreciation of investments transferred to earnings as net gain on sale		$ 6,100,000,000

TOTAL EQUITY AND EARNINGS (LOSS) PER SHARE (Details 5) (USD $) Share data in Millions, unless otherwise specified	12 Months Ended					12 Months Ended	3 Months Ended		12 Months Ended											1 Months Ended		3 Months Ended	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010	Dec. 31, 2009	Jan. 14, 2011	Dec. 31, 2009 Institutional Asset Management	Jun. 30, 2009 Transatlantic	Dec. 31, 2009 Transatlantic	Dec. 31, 2011 Redeemable Noncontrolling interests	Dec. 31, 2010 Redeemable Noncontrolling interests	Dec. 31, 2011 Redeemable Noncontrolling interests Department of the Treasury.	Dec. 31, 2011 Redeemable Noncontrolling interests Other Minority Interests Holder	Dec. 31, 2010 Redeemable Noncontrolling interests Other Minority Interests Holder	Dec. 31, 2011 Non-redeemable Noncontrolling interests	Dec. 31, 2010 Non-redeemable Noncontrolling interests	Dec. 31, 2011 Non-redeemable Noncontrolling interests Federal Reserve Bank of New York (FRBNY)	Dec. 31, 2010 Non-redeemable Noncontrolling interests Federal Reserve Bank of New York (FRBNY)	Dec. 31, 2011 Non-redeemable Noncontrolling interests Other Minority Interests Holder	Dec. 31, 2010 Non-redeemable Noncontrolling interests Other Minority Interests Holder	Jan. 31, 2011 Special purpose vehicles (SPVs)	Dec. 31, 2009 Special purpose vehicles (SPVs)	Mar. 31, 2011 Special purpose vehicles (SPVs)	Dec. 31, 2011 Special purpose vehicles (SPVs) business SpecialPurposeVehicle
Noncontrolling interests
Number of wholly owned businesses transferred to newly created SPVs																							2
Number of newly created special purpose vehicles (SPVs)																							2
Nonvoting, callable, junior and senior preferred interests purchased from the Federal Reserve Bank of New York by AIG and transferred to the Department of the Treasury					$ 20,292,000
Nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York			26,358,000,000
Voting interest held in SPVs (as a percent)																							100.00%
Decline in noncontrolling interests balance			2,200,000,000	4,400,000,000
Number of shares of Transatlantic common stock sold through public offering							29.9
Percentage of Transatlantic shares owned by AIG after stock transaction								13.90%
Decrease in noncontrolling interest due to deconsolidation	(123,000,000)		(2,740,000,000)	(3,502,000,000)		(1,900,000,000)			(307,000,000)	265,000,000		(307,000,000)	265,000,000	(123,000,000)	(2,740,000,000)			(123,000,000)	(2,740,000,000)
Decrease in goodwill due to deconsolidation						476,000,000
Repayment of a portion of the liquidation preference and accrued return of the ALICO SPV																				6,100,000,000
Reduction in SPV balance due to sale of AIG Star Life Insurance Co., Ltd. (AIG Star), AIG Edison Life Insurance Company (AIG Edison), Nan Shan, and MetLife	128,000,000		175,000,000	368,000,000																		12,400,000,000
A rollforward of non-controlling interests
Balance, beginning of year	27,920,000,000								434,000,000	959,000,000		434,000,000	959,000,000	27,920,000,000	28,252,000,000	26,358,000,000	24,540,000,000	1,562,000,000	3,712,000,000
Repurchase of SPV preferred interests in connection with Recapitalization														26,432,000,000		(26,432,000,000)
Exchange of consideration for preferred stock in connection with Recapitalization	(20,677,000,000)	[1]							20,292,000,000		20,292,000,000
Repayment to Department of the Treasury									(12,425,000,000)		(12,425,000,000)
Net contributions (distributions)									(21,000,000)	460,000,000		(21,000,000)	469,000,000	(8,000,000)	78,000,000			(8,000,000)	78,000,000
Consolidation (deconsolidation)	(123,000,000)		(2,740,000,000)	(3,502,000,000)		(1,900,000,000)			(307,000,000)	265,000,000		(307,000,000)	265,000,000	(123,000,000)	(2,740,000,000)			(123,000,000)	(2,740,000,000)
Acquisition of noncontrolling interest	560,000,000													(489,000,000)				(489,000,000)			25,000,000,000
Comprehensive income:
Net income (loss)	708,000,000		2,227,000,000	(1,364,000,000)					552,000,000	73,000,000	560,000,000	(8,000,000)	73,000,000	156,000,000	2,154,000,000	74,000,000	1,818,000,000	82,000,000	336,000,000
Accumulated other comprehensive loss, net of tax:
Unrealized losses on investments									(2,000,000)	7,000,000		(2,000,000)	7,000,000	(155,000,000)	93,000,000			(155,000,000)	93,000,000
Foreign currency translation adjustments										(2,000,000)			(2,000,000)	36,000,000	83,000,000			36,000,000	83,000,000
Accumulated other comprehensive income (loss), end of year	5,153,000,000		7,543,000,000						(2,000,000)	5,000,000		(2,000,000)	5,000,000	(119,000,000)	176,000,000			(119,000,000)	176,000,000
Total comprehensive income (loss) attributable to noncontrolling interests	587,000,000		2,408,000,000	(976,000,000)					550,000,000	78,000,000	560,000,000	(10,000,000)	78,000,000	37,000,000	2,330,000,000	74,000,000	1,818,000,000	(37,000,000)	512,000,000
Deconsolidation of AIA										(1,337,000,000)			(1,337,000,000)
Other														(50,000,000)				(50,000,000)
Balance, end of period	$ 855,000,000		$ 27,920,000,000						$ 8,523,000,000	$ 434,000,000	$ 8,427,000,000	$ 96,000,000	$ 434,000,000	$ 855,000,000	$ 27,920,000,000		$ 26,358,000,000	$ 855,000,000	$ 1,562,000,000

[1]	See Notes 1 and 17 to Consolidated Financial Statements.

TOTAL EQUITY AND EARNINGS (LOSS) PER SHARE (Details 6) (USD $)	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Numerator for EPS:
Income (loss) from continuing operations									$ 18,863,000,000	$ 12,930,000,000	$ (12,387,000,000)
Net income (loss) from continuing operations attributable to noncontrolling interests:
Nonvoting, callable, junior and senior preferred interests	96,000,000	145,000,000	141,000,000	252,000,000	403,000,000	388,000,000	508,000,000	519,000,000	634,000,000	1,818,000,000	140,000,000
Other	27,000,000	19,000,000	64,000,000	(55,000,000)	112,000,000	104,000,000	20,000,000	119,000,000	55,000,000	355,000,000	(1,576,000,000)
Total net income (loss) from continuing operations attributable to noncontrolling interests	123,000,000	164,000,000	205,000,000	197,000,000	515,000,000	492,000,000	528,000,000	638,000,000	689,000,000	2,173,000,000	(1,436,000,000)
Net income (loss) attributable to AIG from continuing operations									18,174,000,000	10,757,000,000	(10,951,000,000)
Income (loss) from discontinued operations	140,000,000	(221,000,000)	(37,000,000)	2,585,000,000	3,574,000,000	(1,869,000,000)	(2,645,000,000)	295,000,000	2,467,000,000	(645,000,000)	2,661,000,000
Net income from discontinued operations attributable to noncontrolling interests									19,000,000	54,000,000	72,000,000
Net income (loss) attributable to AIG from discontinued operations									2,448,000,000	(699,000,000)	2,589,000,000
Cumulative dividends on AIG Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share											(1,204,000,000)
Preferred stock, par value (in dollars per share)	$ 5								$ 5
Net income (loss) attributable to AIG common shareholders from continuing operations, applicable to common stock for EPS									17,362,000,000	21,488,000,000	(12,246,000,000)
Net income (loss) attributable to AIG common shareholders from discontinued operations, applicable to common stock for EPS									2,448,000,000	(142,000,000)	2,589,000,000
Denominator for EPS:
Weighted average shares outstanding - basic	1,898,734,116	1,899,500,628	1,836,713,069	1,557,748,353	138,395,856	135,879,125	135,813,034	135,658,680	1,799,385,757	136,585,844	135,324,896
Dilutive shares									72,740	63,436
Weighted average shares outstanding - diluted	1,898,845,071	1,899,500,628	1,836,771,513	1,557,748,353	138,447,775	135,879,125	135,813,034	135,724,939	1,799,458,497	136,649,280	135,324,896
Basic:
Income (loss) from continuing operations (in dollars per share)	$ 11.24	$ (1.99)	$ 1.03	$ (1.34)	$ 15.3	$ (6.23)	$ (1.52)	$ 2.26	$ 9.65	$ 16.02	$ (90.51)
Income (loss) from discontinued operations (in dollars per share)	$ 0.07	$ (0.11)	$ (0.03)	$ 1.65	$ 5.28	$ (13.85)	$ (19.56)	$ 0.42	$ 1.36	$ (1.04)	$ 19.14
Diluted:
Income (loss) from continuing operations (in dollars per share)	$ 11.24	$ (1.99)	$ 1.03	$ (1.34)	$ 15.3	$ (6.23)	$ (1.52)	$ 2.26	$ 9.65	$ 16.02	$ (90.51)
Income (loss) from discontinued operations (in dollars per share)	$ 0.07	$ (0.11)	$ (0.03)	$ 1.65	$ 5.28	$ (13.85)	$ (19.56)	$ 0.42	$ 1.36	$ (1.04)	$ 19.14
Number of shares excluded from diluted shares outstanding because the effect would have been anti-dilutive									76,000,000	11,000,000	12,000,000
Common stock included in consideration transferred to the Department of the Treasury (in shares)	1,092,169,866								1,092,169,866
Redeemable SPV Preferred Interests included in consideration transferred to the Department of the Treasury	20,200,000,000								20,200,000,000
Series D
Net income (loss) from continuing operations attributable to noncontrolling interests:
Deemed dividend to AIG Preferred Stock											(91,000,000)
Series C
Net income (loss) from continuing operations attributable to noncontrolling interests:
Net income (loss) attributable to AIG from continuing operations										(8,569,000,000)
Income (loss) from discontinued operations										(557,000,000)
Series E and F
Net income (loss) from continuing operations attributable to noncontrolling interests:
Deemed dividend to AIG Preferred Stock									$ (812,000,000)

STATUTORY FINANCIAL DATA AND RESTRICTIONS (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
New York
SUBSIDIARY DIVIDEND RESTRICTIONS
Dividend restrictions, as percentage of statutory policyholders' surplus	10.00%
Dividend restrictions, as percentage of adjusted net investment income, as defined	100.00%
Percentage of the aggregate equity of the entity's consolidated subsidiaries restricted from transfer to parent	89.00%
General Insurance
Statutory surplus and net income (loss)
Statutory surplus	$ 39,298,000,000	$ 40,300,000,000
Statutory net income (loss)	2,194,000,000	633,000,000	2,937,000,000
Increase in the previously reported amount of statutory surplus as a result of the finalization of statutory filings		310,000,000
Life Insurance and Retirement Services
Statutory surplus and net income (loss)
Statutory surplus	14,451,000,000	14,038,000,000
Statutory net income (loss)	810,000,000	794,000,000	536,000,000
SunAmerica Financial Group
Statutory surplus and net income (loss)
Increase in regulatory capital due to recognition of cumulative effect adjustment upon the adoption of SSAP No. 43R, before taxes			$ 900,000,000

SHARE-BASED COMPENSATION AND OTHER PLANS (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
SHARE-BASED COMPENSATION AND OTHER PLANS
Share-based compensation expense - pre-tax	$ (16)	$ 333	$ 209
Share-based compensation expense - after tax	(10)	216	151
Share-based compensation expense related to discontinued operations, pre-tax		12	21
Share-based compensation expense related to discontinued operations, after tax		9	13
Share price (in dollars per share)	$ 23.2	$ 57.62
Decrease in share-based compensation expense	$ 349

SHARE-BASED COMPENSATION AND OTHER PLANS (Details 2) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Deferred stock units (DSUs)
Share-based Compensation and Other Plans
Shares granted under the plans	21,203	14,484
Stock Options
Share-based Compensation and Other Plans
Vesting period (in years)	4 years
Vesting percentage per year (as a percent)	0.25
Expiration period (in years)	P10Y
Stock options activity
Outstanding at beginning of year (in shares)	1,022,407
Forfeited or expired (in shares)	(312,109)
Outstanding at end of year (in shares)	710,298
Options exercisable at end of year (in shares)	710,298
Stock options, Weighted Average Exercise Price
Outstanding at the beginning of the period (in dollars per share)	1,236.64
Forfeited or expired (in dollars per share)	1,383.18
Outstanding at the end of the period (in dollars per share)	1,172.25
Options exercisable at the end of the period (in dollars per share)	1,172.25
Stock options, Weighted Average Remaining Contractual Life
Outstanding at beginning of period (in years)	3.2
Outstanding at end of the period (in years)	2.96
Options exercisable at end of the period (in years)	2.96
Aggregate intrinsic value for outstanding options	0
Shares issued in connection with previous exercises of options with delivery deferred	506

SHARE-BASED COMPENSATION AND OTHER PLANS (Details 3)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Time-vested RSUs
Other Share-Settled Awards Under Share-Based Plans
Shares granted under the plans	1,502,238
Number of shares outstanding	191,674	117,664
RSU's awarded and vested (in shares)	1,410,100
AIG 2010 Stock Incentive Plan
Other Share-Settled Awards Under Share-Based Plans
Total number of shares of common stock permitted to be issued under the plan	60,000,000
Reduction in the number of shares available for grants	1
Number of shares reserved for future grants	31,287,400
AIG 2010 Stock Incentive Plan | Restricted stock
Other Share-Settled Awards Under Share-Based Plans
Shares granted under the plans	1,135,166	587,681
Vesting period, from date of grant	P2Y to P3Y
AIG 2007 Stock Incentive Plan | Restricted stock
Other Share-Settled Awards Under Share-Based Plans
Shares granted under the plans		118,605
Shares transferable in March, 2011		39,535
Anniversary period from grant for transferability of remaining restricted stock based on the terms of the employee's award, second anniversary (in years)		2
Anniversary period from grant for transferability of remaining restricted stock based on the terms of the employee's award, third anniversary (in years)		3
AIG 2007 Stock Incentive Plan | Time-vested RSUs
Other Share-Settled Awards Under Share-Based Plans
Shares granted under the plans		114,521
Vesting period, from date of grant	P2Y to P3Y
AIG 2002 Stock Incentive Plan
Other Share-Settled Awards Under Share-Based Plans
Number of shares outstanding	38,958	43,064
RSU's awarded and vested (in shares)	2,193
AIG 2002 Stock Incentive Plan | AIG DCPPP
Other Share-Settled Awards Under Share-Based Plans
Number of shares outstanding	34,126
Number of installments of vesting periods	3
AIG 2002 Stock Incentive Plan | Partners Plan
Other Share-Settled Awards Under Share-Based Plans
Number of shares outstanding	19,950
Number of installments of vesting periods	3
SICO Plans
Other Share-Settled Awards Under Share-Based Plans
Number of shares outstanding	195,907	238,613
Completion of age of the employee after which the awards can be vested (in years)	65
RSU's awarded and vested (in shares)	17,945

SHARE-BASED COMPENSATION AND OTHER PLANS (Details 4) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Time-vested RSUs
Change in number of shares
Unvested at the beginning of the period (in shares)	117,664
Granted (in shares)	1,502,238
Vested (in shares)	(1,410,100)
Forfeited (in shares)	(18,128)
Unvested at the end of the period (in shares)	191,674
Change in Weighted Average Grant-Date Fair Value
Unvested at the beginning of the period (in dollars per share)	$ 171.21
Granted (in dollars per share)	$ 24.36
Vested (in dollars per share)	$ 29.13
Forfeited (in dollars per share)	$ 377.94
Unvested at the end of the period (in dollars per share)	$ 45.95
2002 Plan
Change in number of shares
Unvested at the beginning of the period (in shares)	43,064
Vested (in shares)	(2,193)
Forfeited (in shares)	(1,913)
Unvested at the end of the period (in shares)	38,958
Change in Weighted Average Grant-Date Fair Value
Unvested at the beginning of the period (in dollars per share)	$ 1,016.42
Vested (in dollars per share)	$ 313.33
Forfeited (in dollars per share)	$ 1,003.73
Unvested at the end of the period (in dollars per share)	$ 1,043.08
Total AIG Plan
Change in number of shares
Unvested at the beginning of the period (in shares)	160,728
Granted (in shares)	1,502,238
Vested (in shares)	(1,412,293)
Forfeited (in shares)	(20,041)
Unvested at the end of the period (in shares)	230,632
Change in Weighted Average Grant-Date Fair Value
Unvested at the beginning of the period (in dollars per share)	$ 397.67
Granted (in dollars per share)	$ 24.36
Vested (in dollars per share)	$ 29.58
Forfeited (in dollars per share)	$ 437.68
Unvested at the end of the period (in dollars per share)	$ 214.39
Total unrecognized compensation cost (net of expected forfeitures) and the weighted-average periods over which those costs are expected to be recognized
Unrecognized Compensation Cost	$ 1
Weighted-Average Period (in years)	1
SICO Plans
Change in number of shares
Unvested at the beginning of the period (in shares)	238,613
Vested (in shares)	(17,945)
Forfeited (in shares)	(24,761)
Unvested at the end of the period (in shares)	195,907
Change in Weighted Average Grant-Date Fair Value
Unvested at the beginning of the period (in dollars per share)	$ 1,215.16
Vested (in dollars per share)	$ (1,112.87)
Forfeited (in dollars per share)	$ (1,229.84)
Unvested at the end of the period (in dollars per share)	$ 1,209.45
Total unrecognized compensation cost (net of expected forfeitures) and the weighted-average periods over which those costs are expected to be recognized
Unrecognized Compensation Cost	$ 71
Weighted-Average Period (in years)	5.41
Expected Period (in years)	28

SHARE-BASED COMPENSATION AND OTHER PLANS (Details 5) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended															1 Months Ended	12 Months Ended						1 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2011 LTPUs	Dec. 31, 2010 LTPUs	Dec. 31, 2011 LTIP Y	Dec. 31, 2011 Liability Awards	Dec. 31, 2011 Stock Salary Awards	Dec. 31, 2010 Stock Salary Awards	Dec. 31, 2009 Stock Salary Awards - Top 25 employee installment	Dec. 31, 2009 Stock Salary Awards - Top 26 to 100 employee	Dec. 31, 2011 RSUs	Dec. 31, 2011 TARP RSUs	Dec. 31, 2011 TARP RSUs - Top 25 employee	Dec. 31, 2011 TARP RSUs - Top 26-100 employee	Mar. 31, 2010 Other RSUs	Dec. 31, 2011 Other RSUs employee	Dec. 31, 2010 Other RSUs	Dec. 31, 2009 Other RSUs	Dec. 31, 2011 Cash awards LTIP	Dec. 31, 2010 Cash awards LTIP	Dec. 31, 2011 SARs	Mar. 31, 2010 SARs LTIP D	Dec. 31, 2011 SARs LTIP Y	Jan. 19, 2011 SARs LTIP	Dec. 31, 2009 SARs LTIP
Other Share-Settled Awards Under Share-Based Plans
Number of shares of common stock upon which fair value of unsettled or unvested liability awards are remeasured							1
A member of the Company's most highly compensated employees										1	1
Number of most highly compensated employees										20	75			25
Computation of strike price based on the average share price of the entity's shares for the specified number of days prior the grant date																							30
Vesting period, from date of grant														3 years	2 years
Number of employees to whom awards were granted										25
Number of compensation installments settled on the first, second, and third anniversaries of grant										3
Cash paid to settle awards								$ 6	$ 18
Compensation expense	$ (16)	$ 333	$ 209	$ 37	$ (156)			$ 39	$ (36)			$ 75	$ 3				$ (2)	$ 8	$ 9	$ 199	$ 258	$ (42)
Share-based Compensation Arrangement by Share-based Payment Award Transfer Period															first anniversary of grant
Weighted average percentage of hybrid securities					80.00%
Weighted average percentage of common stock					20.00%
Number of employees to whom award was granted, low end of range											26				26		26
Number of employees to whom award was granted, high end of range											100				100		100
Installment percentage for award settlement													25.00%
Awards issued to certain employees (in shares)													938,226			301,645	271,131					8,745,612
Contingent performance measurement period (in years)						2
Low end of range of contingent performance target amount						zero
High end of range of contingent performance target amount						twice the target amount
Contingent performance cash portion maximum period (in years)						2
Contingent performance cliff-vests period (in years)																								2
Strike price (in dollars per share)																								$ 37.4	$ 31.91	$ 26.97
Revised strike price (in dollars per share)																								$ 26.97

SHARE-BASED COMPENSATION AND OTHER PLANS (Details 6) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended			1 Months Ended	12 Months Ended		1 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Jan. 31, 2011 SARs	Dec. 31, 2011 SARs Y	Dec. 31, 2011 TARP RSUs Y	Mar. 31, 2010 Other RSUs	Dec. 31, 2011 Other RSUs	Dec. 31, 2010 Other RSUs	Dec. 31, 2009 Other RSUs	Dec. 20, 2011 Other RSUs
Change in SARs (based on target amounts) as well as the related expenses
Unvested at the beginning of the period (in shares)				7,960,877	7,960,877	645,546
Granted (in shares)					8,745,612	938,226	301,645	271,131
Vested (in shares)					(2,237,332)	(96,980)		(271,131)
Forfeited (in shares)					(346,095)	(72,563)
Unvested at the end of the period (in shares)					14,123,062	1,414,229
Change in cash-settled RSUs as well as the related expenses
Unvested at the beginning of the period (in shares)				7,960,877	7,960,877	645,546
Granted (in shares)					8,745,612	938,226	301,645	271,131
Vested (in shares)					(2,237,332)	(96,980)		(271,131)
Forfeited (in shares)					(346,095)	(72,563)
Unvested at the end of the period (in shares)					14,123,062	1,414,229
Compensation expense	$ (16)	$ 333	$ 209		$ (42)	$ 3		$ (2)	$ 8	$ 9
Number of restricted stock units replaced with restricted stock (in shares)											87,267
Increase in outstanding shares to neutralize effect of warrant issued in connection with recapitalization				1,548,574
Total unrecognized compensation cost (net of expected forfeitures) and the weighted-average periods over which those costs are expected to be recognized
Unrecognized Compensation Cost					$ 25	$ 21
Weighted-Average Period (in years)					1.16	1.17
Expected Period (in years)					3	3
Weighted average assumptions used to estimate the fair value
Minimum expected volatility (as a percent)					35.42%
Maximum expected volatility (as a percent)					43.81%
Weighted-average volatility (as a percent)					42.06%
Minimum risk-free interest rate (as a percent)					0.66%
Maximum risk-free interest rate (as a percent)					0.81%
Minimum expected term (in years)					1
Maximum expected term (in years)					3

EMPLOYEE BENEFITS (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Pensions
DEFINED BENEFIT PLAN DISCLOSURE
Maximum percentage of final average pay at which annual benefit accrues	60.00%
Number of employees with Special Master's mandate compliance to freeze future benefits	100
Annual pay credit percentage to be applied to participant's cash balance	6.00%
Non U.S. Pension Plans
Change in projected benefit obligation:
Benefit obligation, beginning of year	$ 1,981	$ 2,313
Service cost	66	137	121
Interest cost	37	59	60
Actuarial (gain) loss	(7)	(6)
Benefits paid:
AIG assets	(26)	(52)
Plan assets	(48)	(57)
Plan amendment	(11)
Settlements	(56)	(28)
Foreign exchange effect	80	37
Dispositions	(888)	(736)
Acquisitions		329
Other	9	(15)
Projected benefit obligation, end of year	1,137	1,981	2,313
Change in plan assets:
Fair value of plan assets, beginning of year	954	750
Actual return on plan assets, net of expenses	3	(3)
AIG contributions	100	161
Benefits paid:
AIG assets	(26)	(52)
Plan assets	(48)	(57)
Settlements	(56)	(27)
Foreign exchange effect	45	39
Dispositions	(295)	(159)
Acquisitions		303
Other	6	(1)
Fair value of plan assets, end of year	683	954	750
Funded status, end of year	(454)	(1,027)
Amounts recognized in the consolidated balance sheet:
Assets	80	43
Liabilities	(534)	(1,070)
Total amounts recognized	(454)	(1,027)
Pre tax amounts recognized in Accumulated other comprehensive income (loss):
Net gain (loss)	(272)	(539)
Prior service (cost) credit	30	36
Total amounts recognized	(242)	(503)
Projected benefit obligation for unfunded plan	267	627
Reduction in funded status	(614)
Japanese Non-U.S. Pension Plans
Pre tax amounts recognized in Accumulated other comprehensive income (loss):
Projected benefit obligation for unfunded plan	86	454
Unfunded projected benefit obligation to total projected benefit obligations (as a percent)	32.00%	72.00%
U.S. Pension Plans
DEFINED BENEFIT PLAN DISCLOSURE
Eligibility age (in years)	21
Requisite service period to participate in the plan (in months)	12
Period of service after which plan gets vested (in years)	5
Retirement age (in years)	65
Unreduced benefits, maximum services credited (in years)	44
Change in projected benefit obligation:
Benefit obligation, beginning of year	3,878	3,687
Service cost	150	150	155
Interest cost	207	216	219
Actuarial (gain) loss	653	305
Benefits paid:
AIG assets	(8)	(10)
Plan assets	(118)	(115)
Plan amendment	(324)
Curtailments		(73)
Settlements		(282)
Projected benefit obligation, end of year	4,438	3,878	3,687
Change in plan assets:
Fair value of plan assets, beginning of year	3,425	3,362
Actual return on plan assets, net of expenses	125	456
AIG contributions	8	11
Benefits paid:
AIG assets	(8)	(10)
Plan assets	(118)	(115)
Settlements		(279)
Fair value of plan assets, end of year	3,432	3,425	3,362
Funded status, end of year	(1,006)	(453)
Amounts recognized in the consolidated balance sheet:
Liabilities	(1,006)	(453)
Total amounts recognized	(1,006)	(453)
Pre tax amounts recognized in Accumulated other comprehensive income (loss):
Net gain (loss)	(1,550)	(838)
Prior service (cost) credit	303	(13)
Total amounts recognized	(1,247)	(851)
Projected benefit obligation for unfunded plan	210	219
Non U.S. Postretirement Plans
Change in projected benefit obligation:
Benefit obligation, beginning of year	66	106
Service cost	4	8	11
Interest cost	2	4	4
Actuarial (gain) loss	7	(10)
Benefits paid:
AIG assets	(1)	(1)
Plan amendment		(1)
Foreign exchange effect	1	5
Dispositions	(30)	(45)
Other	3
Projected benefit obligation, end of year	52	66	106
Change in plan assets:
AIG contributions	1	1
Benefits paid:
AIG assets	(1)	(1)
Funded status, end of year	(52)	(66)
Amounts recognized in the consolidated balance sheet:
Liabilities	(52)	(66)
Total amounts recognized	(52)	(66)
Pre tax amounts recognized in Accumulated other comprehensive income (loss):
Net gain (loss)	(2)	3
Prior service (cost) credit	1	1
Total amounts recognized	(1)	4
U.S. Postretirement Plans
DEFINED BENEFIT PLAN DISCLOSURE
Minimum requisite service period to participate in the plan (in years)	10
Change in projected benefit obligation:
Benefit obligation, beginning of year	279	274
Service cost	8	8	8
Interest cost	13	15	16
Actuarial (gain) loss	6	3
Benefits paid:
AIG assets	(7)	(13)
Plan amendment	(63)
Curtailments		(3)
Settlements		(5)
Projected benefit obligation, end of year	236	279	274
Change in plan assets:
AIG contributions	7	13
Benefits paid:
AIG assets	(7)	(13)
Funded status, end of year	(236)	(279)
Amounts recognized in the consolidated balance sheet:
Liabilities	(236)	(279)
Total amounts recognized	(236)	(279)
Pre tax amounts recognized in Accumulated other comprehensive income (loss):
Net gain (loss)	(18)	(11)
Prior service (cost) credit	48	(15)
Total amounts recognized	$ 30	$ (26)

EMPLOYEE BENEFITS (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Non U.S. Pension Plans
DEFINED BENEFIT PLAN DISCLOSURE
Accumulated benefit obligation	$ 895	$ 1,720
Defined benefit pension plan obligations in which the projected benefit obligation was in excess of the related plan assets
Projected benefit obligation	956	1,716
Accumulated benefit obligation	895	1,720
Fair value of plan assets	422	646
Defined benefit pension plan obligations in which the accumulated benefit obligation was in excess of the related plan assets
Projected benefit obligation	916	1,594
Accumulated benefit obligation	864	1,496
Fair value of plan assets	388	612
U.S. Pension Plans
DEFINED BENEFIT PLAN DISCLOSURE
Accumulated benefit obligation	4,291	3,388
Defined benefit pension plan obligations in which the projected benefit obligation was in excess of the related plan assets
Projected benefit obligation	4,438	3,878
Accumulated benefit obligation	4,291	3,388
Fair value of plan assets	3,432	3,425
Defined benefit pension plan obligations in which the accumulated benefit obligation was in excess of the related plan assets
Projected benefit obligation	4,438	219
Accumulated benefit obligation	4,291	167
Fair value of plan assets	$ 3,432

EMPLOYEE BENEFITS (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Pensions
Estimated amount that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next fiscal year
Net loss	$ 130
Prior service credit	38
Pension expense and effect of change in pension expense due to change in discount rate or expected long-term rate of return
Estimated pension expense	273
Decrease in expense due to increase of 100 basis point in discount rate	82
Decrease in expense due to increase of 100 basis point in expected long-term rate of return	40
Increase in expense due to decrease of 100 basis point in discount rate	87
Increase in expense due to decrease of 100 basis point in expected long-term rate of return	40
Non U.S. Pension Plans
Components of net periodic benefit cost:
Service cost	66	137	121
Interest cost	37	59	60
Expected return on assets	(25)	(31)	(31)
Amortization of prior service (credit) cost	(4)	(9)	(13)
Amortization of net (gain) loss	15	45	41
Net curtailment (gain) loss		(1)	(2)
Net settlement (gain) loss	8	3	11
Other		2	1
Net periodic benefit cost	97	205	188
Total recognized in Accumulated other comprehensive income (loss)	261	167	(134)
Total recognized in net periodic benefit cost and other comprehensive income (loss)	164	(38)	(322)
U.S. Pension Plans
Components of net periodic benefit cost:
Service cost	150	150	155
Interest cost	207	216	219
Expected return on assets	(250)	(259)	(226)
Amortization of prior service (credit) cost	(7)	1
Amortization of net (gain) loss	65	57	88
Net curtailment (gain) loss		1	(4)
Net settlement (gain) loss		58	14
Net periodic benefit cost	165	224	246
Total recognized in Accumulated other comprehensive income (loss)	(396)	85	492
Total recognized in net periodic benefit cost and other comprehensive income (loss)	(561)	(139)	246
Postretirement Plans
Estimated amount that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next fiscal year
Aggregate net loss and prior service credit	11
Non U.S. Postretirement Plans
Components of net periodic benefit cost:
Service cost	4	8	11
Interest cost	2	4	4
Amortization of net (gain) loss			1
Net periodic benefit cost	6	12	16
Total recognized in Accumulated other comprehensive income (loss)	(6)	16	11
Total recognized in net periodic benefit cost and other comprehensive income (loss)	(12)	4	(5)
U.S. Postretirement Plans
Components of net periodic benefit cost:
Service cost	8	8	8
Interest cost	13	15	16
Amortization of prior service (credit) cost	(2)
Amortization of net (gain) loss		(1)	1
Net curtailment (gain) loss		(2)	1
Net settlement (gain) loss		(6)	(8)
Net periodic benefit cost	19	14	18
Total recognized in Accumulated other comprehensive income (loss)	56	(3)	10
Total recognized in net periodic benefit cost and other comprehensive income (loss)	$ 37	$ (17)	$ (8)

EMPLOYEE BENEFITS (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Sep. 30, 2011
Non U.S. Pension Plans
Weighted average assumptions used to determine the benefit obligations:
Discount rate (as a percent)	3.02%	2.25%
Discount rate used to adjust for time value of money for retirement and postretirement plans (as a percent)	2.94%	3.00%
Weighted average assumptions used to determine the net periodic benefit costs:
Discount rate (as a percent)	2.25%	2.75%	3.00%
Rate of compensation increase (as a percent)	3.00%	3.50%	3.50%
Expected return on assets (as a percent)	3.14%	3.75%	4.75%
Japanese Non-U.S. Pension Plans
Discount Rate Methodology
Projected benefit obligation to total projected benefit obligations (as a percent)	62.00%	76.00%
Weighted average discount rate (as a percent)	1.70%	1.50%
U.S. Pension Plans
Weighted average assumptions used to determine the benefit obligations:
Discount rate (as a percent)	4.62%	5.50%
Discount rate used to adjust for time value of money for retirement and postretirement plans (as a percent)	4.00%	4.00%
Discount rate used to adjust for time value of money for retirement and postretirement plans (as a percent)				4.50%
Discount rate used to adjust for time value of money for excess plan (as a percent)				4.25%
Weighted average assumptions used to determine the net periodic benefit costs:
Discount rate (as a percent)	5.50%	6.00%	6.00%
Rate of compensation increase (as a percent)	4.00%	4.00%	4.25%
Expected return on assets (as a percent)	7.50%	7.75%	7.75%
Discount Rate Methodology
Discount rate rounded to the nearest basis point (as a percent)	0.25%
Discount rate (as a percent)	4.62%	5.50%
Non U.S. Postretirement Plans
Weighted average assumptions used to determine the benefit obligations:
Discount rate (as a percent)	4.19%	4.00%
Discount rate used to adjust for time value of money for retirement and postretirement plans (as a percent)	3.61%	3.00%
Effect of one percent point change in the assumed healthcare cost trend rate on postretirement benefit obligations
One percent increase	11	8
One percent decrease	(8)	(6)
Weighted average assumptions used to determine the net periodic benefit costs:
Discount rate (as a percent)	4.00%	3.75%	3.50%
Rate of compensation increase (as a percent)	3.00%	3.75%	3.25%
U.S. Postretirement Plans
Weighted average assumptions used to determine the benefit obligations:
Discount rate (as a percent)	4.51%	5.25%
Interest rate used to adjust for time value of money for post-retirement plan (as a percent)				4.50%
Assumed health care cost trend rates
Ultimate rate to which cost increase is assumed to decline (as a percent)	4.50%	4.50%
Effect of one percent point change in the assumed healthcare cost trend rate on postretirement benefit obligations
One percent increase	3	4
One percent decrease	(3)	(3)
Weighted average assumptions used to determine the net periodic benefit costs:
Discount rate (as a percent)	5.25%	5.75%	6.00%
U.S. Postretirement Plans | Medical (before age 65)
Assumed health care cost trend rates
Ultimate rate to which cost increase is assumed to decline (as a percent)	7.59%	7.75%
Year in which the ultimate trend rate is reached:	2027	2027
U.S. Postretirement Plans | Medical (age 65 and older)
Assumed health care cost trend rates
Ultimate rate to which cost increase is assumed to decline (as a percent)	6.88%	7.00%
Year in which the ultimate trend rate is reached:	2027	2027

EMPLOYEE BENEFITS (Details 5)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011 Y	Dec. 31, 2010
U.S. Pension Plans
DEFINED BENEFIT PLAN DISCLOSURE
Period of review and revision of long-term strategic asset allocation (in years)		3
Expected weighted average long-term rates of return (as a percent)		7.50%	7.75%
Target asset allocation percentage by major asset class
Equity securities (as a percent)	45.00%
Fixed maturity securities (as a percent)	30.00%
Other investments (as a percent)	25.00%
Total target asset allocation (as a percent)	100.00%
Asset allocation percentage by major asset class
Equity securities (as a percent)		52.00%	60.00%
Fixed maturity securities (as a percent)		30.00%	22.00%
Other investments (as a percent)		18.00%	18.00%
Total asset allocation (as a percent)		100.00%	100.00%
Non U.S. Pension Plans
DEFINED BENEFIT PLAN DISCLOSURE
Expected weighted average long-term rates of return (as a percent)		3.14%	3.75%
Target asset allocation percentage by major asset class
Equity securities (as a percent)	36.00%
Fixed maturity securities (as a percent)	41.00%
Other investments (as a percent)	12.00%
Cash and cash equivalents (as a percent)	11.00%
Total target asset allocation (as a percent)	100.00%
Asset allocation percentage by major asset class
Equity securities (as a percent)		38.00%	57.00%
Fixed maturity securities (as a percent)		39.00%	28.00%
Other investments (as a percent)		6.00%	10.00%
Cash and cash equivalents (as a percent)		17.00%	5.00%
Total asset allocation (as a percent)		100.00%	100.00%

EMPLOYEE BENEFITS (Details 6) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Non U.S. Pension Plans
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	$ 683	$ 954	$ 750
Non U.S. Pension Plans | Cash & cash equivalents
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	114	44
Non U.S. Pension Plans | Equity securities - U.S.
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	19	24
Non U.S. Pension Plans | Equity securities - International
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	243	519
Non U.S. Pension Plans | U.S. government and government sponsored entities
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets		10
Non U.S. Pension Plans | Non-U.S. government
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	139	227
Non U.S. Pension Plans | Fixed maturity securities: U.S. and international high yield
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	88	32
Non U.S. Pension Plans | Other fixed maturity securities
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	41
Non U.S. Pension Plans | Other investment types: Insurance contracts
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	39	98
Non U.S. Pension Plans | Other investment types: Insurance contracts | AIG Star
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets		64
Non U.S. Pension Plans | Level 1
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	375	480
Non U.S. Pension Plans | Level 1 | Cash & cash equivalents
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	114	41
Non U.S. Pension Plans | Level 1 | Equity securities - U.S.
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	19	24
Non U.S. Pension Plans | Level 1 | Equity securities - International
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	242	407
Non U.S. Pension Plans | Level 1 | Non-U.S. government
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets		8
Non U.S. Pension Plans | Level 2
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	268	440
Non U.S. Pension Plans | Level 2 | Cash & cash equivalents
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets		3
Non U.S. Pension Plans | Level 2 | Equity securities - International
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	1	112
Non U.S. Pension Plans | Level 2 | U.S. government and government sponsored entities
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets		10
Non U.S. Pension Plans | Level 2 | Non-U.S. government
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	139	219
Non U.S. Pension Plans | Level 2 | Fixed maturity securities: U.S. and international high yield
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	88	32
Non U.S. Pension Plans | Level 2 | Other fixed maturity securities
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	40
Non U.S. Pension Plans | Level 2 | Other investment types: Insurance contracts
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets		64
Non U.S. Pension Plans | Level 3
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	40	34	69
Non U.S. Pension Plans | Level 3 | Other fixed maturity securities
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	1
Non U.S. Pension Plans | Level 3 | Other investment types: Private equity funds
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets			21
Non U.S. Pension Plans | Level 3 | Other investment types: Insurance contracts
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	39	34	29
Non U.S. Pension Plans | Level 3 | Other investment types: Real estate
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets			19
U.S. Pension Plans
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	3,432	3,425	3,362
U.S. Pension Plans | Cash & cash equivalents
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	9	37
U.S. Pension Plans | Equity securities - U.S.
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	1,462	1,744
U.S. Pension Plans | Equity securities - International
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	321	296
U.S. Pension Plans | U.S. government and government sponsored entities
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	795	479
U.S. Pension Plans | Fixed maturity securities: U.S. and international high yield
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	104	153
U.S. Pension Plans | Fixed maturity securities: Mortgage and other asset-backed securities
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	116	124
U.S. Pension Plans | Other investment types: Hedge funds
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	345	332
U.S. Pension Plans | Other investment types: Commodity contracts
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	26	19
U.S. Pension Plans | Other investment types: Private equity funds
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	223	209
U.S. Pension Plans | Other investment types: Insurance contracts
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	31	32
U.S. Pension Plans | Other investment types: Annuity contracts | US Life
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	31	32
U.S. Pension Plans | Level 1
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	1,763	2,046
U.S. Pension Plans | Level 1 | Cash & cash equivalents
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	9	37
U.S. Pension Plans | Level 1 | Equity securities - U.S.
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	1,449	1,731
U.S. Pension Plans | Level 1 | Equity securities - International
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	305	278
U.S. Pension Plans | Level 2
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	1,409	1,089
U.S. Pension Plans | Level 2 | Equity securities - U.S.
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	13	13
U.S. Pension Plans | Level 2 | Equity securities - International
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	16	18
U.S. Pension Plans | Level 2 | U.S. government and government sponsored entities
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	794	478
U.S. Pension Plans | Level 2 | Fixed maturity securities: U.S. and international high yield
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	104	153
U.S. Pension Plans | Level 2 | Fixed maturity securities: Mortgage and other asset-backed securities
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	80	44
U.S. Pension Plans | Level 2 | Other investment types: Hedge funds
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	345	332
U.S. Pension Plans | Level 2 | Other investment types: Commodity contracts
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	26	19
U.S. Pension Plans | Level 2 | Other investment types: Insurance contracts
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	31	32
U.S. Pension Plans | Level 3
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	260	290	229
U.S. Pension Plans | Level 3 | U.S. government and government sponsored entities
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	1	1	1
U.S. Pension Plans | Level 3 | Fixed maturity securities: U.S. and international high yield
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets		1	1
U.S. Pension Plans | Level 3 | Fixed maturity securities: Mortgage and other asset-backed securities
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	36	80	52
U.S. Pension Plans | Level 3 | Other investment types: Private equity funds
DEFINED BENEFIT PLAN DISCLOSURE
Fair value of plan assets	$ 223	$ 209	$ 175

EMPLOYEE BENEFITS (Details 7) (USD $)	12 Months Ended									12 Months Ended																					12 Months Ended							12 Months Ended
	Dec. 31, 2011 Non U.S. Pension Plans	Dec. 31, 2010 Non U.S. Pension Plans	Dec. 31, 2011 Non U.S. Pension Plans Insurance contracts	Dec. 31, 2010 Non U.S. Pension Plans Insurance contracts	Dec. 31, 2011 Non U.S. Pension Plans Fixed maturity securities: U.S. and international high yield	Dec. 31, 2010 Non U.S. Pension Plans Fixed maturity securities: U.S. and international high yield	Dec. 31, 2011 Non U.S. Pension Plans Equity securities - U.S.	Dec. 31, 2010 Non U.S. Pension Plans Equity securities - U.S.	Dec. 31, 2010 Non U.S. Pension Plans U.S. government and government sponsored entities	Dec. 31, 2011 Non U.S. Pension Plans Level 3	Dec. 31, 2010 Non U.S. Pension Plans Level 3	Dec. 31, 2010 Non U.S. Pension Plans Level 3 Real estate	Dec. 31, 2011 Non U.S. Pension Plans Level 3 Other fixed income securities	Dec. 31, 2010 Non U.S. Pension Plans Level 3 Private equity funds:	Dec. 31, 2011 Non U.S. Pension Plans Level 3 Insurance contracts	Dec. 31, 2010 Non U.S. Pension Plans Level 3 Insurance contracts	Dec. 31, 2011 U.S. Pension Plans	Dec. 31, 2010 U.S. Pension Plans	Dec. 31, 2011 U.S. Pension Plans Private equity funds:	Dec. 31, 2010 U.S. Pension Plans Private equity funds:	Dec. 31, 2011 U.S. Pension Plans Insurance contracts	Dec. 31, 2010 U.S. Pension Plans Insurance contracts	Dec. 31, 2011 U.S. Pension Plans Fixed maturity securities: U.S. and international high yield	Dec. 31, 2010 U.S. Pension Plans Fixed maturity securities: U.S. and international high yield	Dec. 31, 2011 U.S. Pension Plans Fixed maturity securities: Mortgage and other asset-backed securities	Dec. 31, 2010 U.S. Pension Plans Fixed maturity securities: Mortgage and other asset-backed securities	Dec. 31, 2011 U.S. Pension Plans Equity securities - U.S.	Dec. 31, 2010 U.S. Pension Plans Equity securities - U.S.	Dec. 31, 2011 U.S. Pension Plans U.S. government and government sponsored entities	Dec. 31, 2010 U.S. Pension Plans U.S. government and government sponsored entities	Dec. 31, 2011 U.S. Pension Plans Level 3	Dec. 31, 2010 U.S. Pension Plans Level 3	Dec. 31, 2011 U.S. Pension Plans Level 3 Private equity funds:	Dec. 31, 2010 U.S. Pension Plans Level 3 Private equity funds:	Dec. 31, 2011 U.S. Pension Plans Level 3 Fixed maturity securities: U.S. investment grade	Dec. 31, 2010 U.S. Pension Plans Level 3 Fixed maturity securities: U.S. investment grade	Dec. 31, 2009 U.S. Pension Plans Level 3 Fixed maturity securities: U.S. investment grade	Dec. 31, 2011 U.S. Pension Plans Level 3 Fixed maturity securities: U.S. and international high yield	Dec. 31, 2010 U.S. Pension Plans Level 3 Fixed maturity securities: U.S. and international high yield	Dec. 31, 2011 U.S. Pension Plans Level 3 Fixed maturity securities: Mortgage and other asset-backed securities	Dec. 31, 2010 U.S. Pension Plans Level 3 Fixed maturity securities: Mortgage and other asset-backed securities	Dec. 31, 2011 U.S. Pension Plans Level 3 U.S. government and government sponsored entities	Dec. 31, 2010 U.S. Pension Plans Level 3 U.S. government and government sponsored entities	Dec. 31, 2009 U.S. Pension Plans Level 3 U.S. government and government sponsored entities
Changes in Level 3 fair value measurements
Fair value of plan assets, beginning of year	$ 954,000,000	$ 750,000,000	$ 39,000,000	$ 98,000,000	$ 88,000,000	$ 32,000,000	$ 19,000,000	$ 24,000,000	$ 10,000,000	$ 34,000,000	$ 69,000,000	$ 19,000,000		$ 21,000,000	$ 34,000,000	$ 29,000,000	$ 3,425,000,000	$ 3,362,000,000	$ 223,000,000	$ 209,000,000	$ 31,000,000	$ 32,000,000	$ 104,000,000	$ 153,000,000	$ 116,000,000	$ 124,000,000	$ 1,462,000,000	$ 1,744,000,000	$ 795,000,000	$ 479,000,000	$ 290,000,000	$ 229,000,000	$ 209,000,000	$ 175,000,000	$ 1,000,000	$ 1,000,000	$ 1,000,000	$ 1,000,000	$ 1,000,000	$ 80,000,000	$ 52,000,000	$ 1,000,000	$ 1,000,000	$ 1,000,000
Net Realized and Unrealized Gains (Losses)	3,000,000	(3,000,000)								3,000,000	3,000,000				3,000,000	3,000,000	125,000,000	456,000,000													6,000,000	24,000,000	5,000,000	17,000,000						1,000,000	7,000,000
Purchases										3,000,000			1,000,000		2,000,000																64,000,000		30,000,000							34,000,000
Sales																															(99,000,000)		(20,000,000)							(79,000,000)
Settlements																															(3,000,000)		(1,000,000)					(1,000,000)		(1,000,000)
Purchases, Sales, Issuances and Settlements-Net											2,000,000					2,000,000																41,000,000		17,000,000							24,000,000
Transfers In (Out)											(40,000,000)	(19,000,000)		(21,000,000)																	5,000,000	(4,000,000)						1,000,000	(1,000,000)	4,000,000	(3,000,000)
Transfers Out																															(3,000,000)									(3,000,000)
Fair value of plan assets, end of year	683,000,000	954,000,000	39,000,000	98,000,000	88,000,000	32,000,000	19,000,000	24,000,000	10,000,000	40,000,000	34,000,000		1,000,000		39,000,000	34,000,000	3,432,000,000	3,425,000,000	223,000,000	209,000,000	31,000,000	32,000,000	104,000,000	153,000,000	116,000,000	124,000,000	1,462,000,000	1,744,000,000	795,000,000	479,000,000	260,000,000	290,000,000	223,000,000	209,000,000	1,000,000	1,000,000	1,000,000		1,000,000	36,000,000	80,000,000	1,000,000	1,000,000	1,000,000
Changes in Unrealized Gains (Losses) on Instruments Held at End of year																															$ (9,000,000)	$ (15,000,000)	$ (23,000,000)					$ 1,000,000	$ (1,000,000)	$ 13,000,000	$ (14,000,000)

EMPLOYEE BENEFITS (Details 8) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
DEFINED CONTRIBUTION PLANS
Company's maximum contribution as percentage of employee's annual salary	7.00%
Pre-tax expense associated with defined contribution plan	$ 99,000,000	$ 103,000,000	$ 100,000,000
Maximum percentage of participant contributions eligible for employer contribution match, towards defined contribution plan	100.00%
Percentage of employer's contribution on employee's matching contribution	6.00%
Maximum annual IRS contribution up to which all employees are allowed to contribute	17,000
Non U.S. Pension Plans
DEFINED BENEFIT PLAN DISCLOSURE
Estimated employer contribution	91,000,000
Expected future benefit payments, net of participants' contributions
2012	45,000,000
2013	43,000,000
2014	44,000,000
2015	42,000,000
2016	45,000,000
2017-2021	266,000,000
U.S. Pension Plans
DEFINED BENEFIT PLAN DISCLOSURE
Estimated employer contribution	91,000,000
Expected future benefit payments, net of participants' contributions
2012	276,000,000
2013	292,000,000
2014	298,000,000
2015	304,000,000
2016	311,000,000
2017-2021	1,654,000,000
Non U.S. Postretirement Plans
Expected future benefit payments, net of participants' contributions
2012	1,000,000
2013	1,000,000
2014	1,000,000
2015	1,000,000
2016	1,000,000
2017-2021	8,000,000
U.S. Postretirement Plans
Expected future benefit payments, net of participants' contributions
2012	16,000,000
2013	16,000,000
2014	17,000,000
2015	17,000,000
2016	18,000,000
2017-2021	$ 104,000,000

OWNERSHIP (Details)	12 Months Ended
Dec. 31, 2011
OWNERSHIP
Ownership interest held by the Department of the Treasury (in shares)	1,455,037,962
Minimum ownership interest percentage for disclosure under the AIG Tax Asset Protection Plan	4.99%
Fairholme Funds, Fairholme Capital Management and Mr. Berkowitz
OWNERSHIP
Common stock deemed to be beneficially owned (in shares)	92,044,583
Ownership interest (as a percent)	6.10%
Common stock and warrants deemed beneficially held (in shares)	116,573,542
Warrants deemed beneficially held	24,528,959

INCOME TAXES (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income (loss) from continuing operations before income tax expense (benefit)
U.S.									$ (1,626)	$ 15,118	$ (17,180)
Foreign									725	4,548	2,738
Income (loss) from continuing operations before income tax expense (benefit)	2,885	(4,270)	1,794	(1,310)	16,568	179	1,235	1,684	(901)	19,666	(14,442)
Foreign:
Current									303	807	1,573
Deferred									48	270	3,636
U.S.:
Current									(208)	(163)	1,229
Deferred									(19,907)	5,822	(8,493)
Income tax expense (benefit)									(19,764)	6,736	(2,055)
Reconciliation between actual income tax (benefit) expense and statutory U.S. federal amount computed by applying the federal income tax rate, pre-tax income (loss)
Consolidated total amounts									2,604	22,877	(13,495)
Amounts attributable to discontinued operations									3,505	3,211	947
Loss from continuing operations before income tax expense (benefit) and equity in earnings of subsidiaries									(901)	19,666	(14,442)
Reconciliation between actual income tax (benefit) expense and statutory U.S. federal amount computed by applying the federal income tax rate, tax expense/benefit
U.S. federal income tax at statutory rate									911	8,007	(4,723)
Consolidated total amounts									(18,726)	10,592	(3,769)
Amounts attributable to discontinued operations									1,038	3,856	(1,714)
Total									(19,764)	6,736	(2,055)
Adjustments:
Tax exempt interest									(454)	(587)	(677)
Investment in subsidiaries and partnerships									(224)	(1,319)	(473)
Variable interest entities									(43)	(2)	435
Uncertain tax positions									(25)	(37)	874
Dividends received deduction									(52)	(108)	(117)
Effect of foreign operations									(386)	602	(497)
Bargain purchase gain										(116)
State income taxes									(87)	(126)	155
Other									131	184	313
Effect of discontinued operations									(190)	173	(1,827)
Effect of discontinued operations - goodwill										1,268	3
Valuation allowance
Continuing operations									(18,307)	1,361	2,986
Discontinued operations										$ 1,292	$ (221)
Reconciliation between actual income tax (benefit) expense and statutory U.S. federal amount computed by applying the federal income tax rate, percentage of pre-tax income (loss)
U.S. federal income tax at statutory rate (as a percent)									35.00%	35.00%	35.00%
Consolidated total amounts (as a percent)										46.30%	27.90%
Amounts attributable to discontinued operations (as a percent)									29.60%	120.10%	(180.90%)
Adjustments:
Amounts attributable to continuing operations (as a percent)										34.30%	14.20%
Tax exempt interest (as a percent)									(17.40%)	(2.60%)	5.00%
Investment in subsidiaries and partnerships (as a percent)									(8.60%)	(5.80%)	3.50%
Variable Interest Entities (as a percent)									(1.70%)	0.00%	(3.20%)
Uncertain Tax Positions (as a percent)									(1.00%)	(0.20%)	(6.50%)
Dividends received deduction (as a percent)									(2.00%)	(0.50%)	0.90%
Effect of foreign operations (as a percent)									(14.80%)	2.60%	3.70%
Bargain purchase gain (as a percent)										(0.50%)
State income taxes (as a percent)									(3.30%)	(0.60%)	(1.20%)
Other (as a percent)									5.00%	0.80%	(2.30%)
Effect of discontinued operations (as a percent)									(7.30%)	0.80%	13.50%
Effect of discontinued operations - goodwill										5.50%	0.00%
Valuation allowance (as a percent):
Continuing operations (as a percent)										6.00%	(22.10%)
Discontinued operations (as a percent)										5.70%	1.60%

INCOME TAXES (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Deferred tax assets:
Losses and tax credit carryforwards	$ 28,223	$ 25,195
Unrealized loss on investments	2,436	3,223
Accruals not currently deductible, and other	6,431	3,036
Investments in foreign subsidiaries and joint ventures	1,432	2,207
Loss reserve discount	1,260	1,264
Loan loss and other reserves	877	1,093
Unearned premium reserve reduction	1,696	825
Employee benefits	1,217	1,034
Total deferred tax assets	43,572	37,877
Deferred tax liabilities:
Adjustment to life policy reserves	(1,978)	(458)
Deferred policy acquisition costs	(3,340)	(2,594)
Flight equipment, fixed assets and intangible assets	(4,530)	(4,753)
Unrealized gains related to available for sale debt securities	(4,010)	(3,317)
Other	(378)	(466)
Total deferred tax liabilities	(14,236)	(11,588)
Net deferred tax assets before valuation allowance	29,336	26,289
Valuation allowance	(11,047)	(27,548)
Net deferred tax assets (liabilities)	$ 18,289	$ (1,259)

INCOME TAXES (Details 3) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011
AIG U.S. consolidated income tax group tax losses and credits carryforwards, gross
Net operating loss carryforwards	$ 45,273
Capital loss carryforwards - Life	21,213
Capital loss carryforwards - Non-Life	88
AIG U.S. consolidated income tax group tax losses and credits carryforwards, tax effected
Net operating loss carryforwards	15,846
Capital loss carryforwards - Life	7,425
Capital loss carryforwards - Non-Life	30
Foreign tax credit carryforwards	4,609
Other carryforwards and other	496
Total AIG U.S. consolidated income tax group tax losses and credits carryforwards	$ 28,406

INCOME TAXES (Details 4) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended		1 Months Ended	12 Months Ended		12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Jan. 14, 2011	Feb. 28, 2009 Deferred tax asset - U.S. consolidated income tax group	Dec. 31, 2011 Deferred tax asset - U.S. consolidated income tax group	Dec. 31, 2010 Deferred tax asset - U.S. consolidated income tax group	Dec. 31, 2011 Deferred tax asset - U.S. consolidated income tax group Valuation allowance related to continuing operations for specified deferred tax assets	Dec. 31, 2011 Deferred tax liability - foreign, state and local	Dec. 31, 2010 Deferred tax liability - foreign, state and local
INCOME TAXES
Loss on extinguishment of debt	$ 3,300								$ 3,300	$ 3,283
Deferred Tax Assets and Liabilities
Change in valuation allowance	19,410	(1,162)	588	(529)	(1,624)	20	(532)	775				18,400		1,200
Net deferred tax assets (liabilities) on a U.S. GAAP basis
Net U.S. consolidated return group deferred tax assets												29,442	28,423
Net deferred tax assets in Other comprehensive income												(3,041)	(2,975)
Valuation allowance	(11,047)				(27,548)				(11,047)			(7,240)	(25,626)		(3,807)	(3,213)
Net deferred tax assets (liabilities)	18,289				(1,259)				18,289			19,161	(178)		(872)	(1,081)
Net foreign, state & local deferred tax assets	29,336				26,289				29,336						2,935	2,132
Refund of taxes, interest and penalties sought									$ 306		$ 306

INCOME TAXES (Details 5) (USD $)	12 Months Ended
	Dec. 31, 2011 M	Dec. 31, 2010	Dec. 31, 2009
Rollforward of the beginning and ending balances of the total amounts of gross unrecognized tax benefits
Gross unrecognized tax benefits, beginning of year	$ 5,296,000,000	$ 4,843,000,000	$ 3,368,000,000
Increases in tax positions for prior years	239,000,000	888,000,000	1,628,000,000
Decreases in tax positions for prior years	(1,046,000,000)	(470,000,000)	(132,000,000)
Increases in tax positions for current year	48,000,000	49,000,000	142,000,000
Lapse in statute of limitations	(7,000,000)	(6,000,000)	(47,000,000)
Settlements	(259,000,000)	(12,000,000)	(9,000,000)
Activity of discontinued operations	8,000,000		(46,000,000)
Less: Unrecognized tax benefits of held for sale entities		4,000,000	(61,000,000)
Gross unrecognized tax benefits, end of year	4,279,000,000	5,296,000,000	4,843,000,000
Unrecognized tax positions that if recognized would not affect the effective tax rate	700,000,000	1,700,000,000	1,400,000,000
Unrecognized tax benefits, if recognized would favorably affect the effective tax rate	3,500,000,000	3,600,000,000	3,400,000,000
Unrecognized tax benefits, interest and penalties accrued	744,000,000	952,000,000
Unrecognized tax benefits, interest (net of the federal benefit) and penalties	$ (170,000,000)	$ 152,000,000	$ 393,000,000
Period of time reasonably expected for a change to occur in the balance of unrecognized tax benefits (in months)	12

QUARTERLY FINANCIAL INFORMATION (UNAUDITED) (Details) (USD $) In Millions, except Share data, unless otherwise specified	1 Months Ended	3 Months Ended								12 Months Ended
	Nov. 30, 2011	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
Revenues		$ 17,419	$ 12,719	$ 16,680	$ 17,439	$ 21,203	$ 19,456	$ 18,318	$ 18,560	$ 64,257	$ 77,537	$ 75,447
Income from continuing operations before income tax expense (benefit)		2,885	(4,270)	1,794	(1,310)	16,568	179	1,235	1,684	(901)	19,666	(14,442)
Income (loss) from operations, income tax expense (benefit)		140	(221)	(37)	2,585	3,574	(1,869)	(2,645)	295	2,467	(645)	2,661
Net income (loss)		21,602	(3,826)	2,053	1,501	14,387	(2,225)	(2,321)	2,444	21,330	12,285	(9,726)
Net income from continuing operations attributable to noncontrolling interests:
Nonvoting, callable, junior and senior preferred interests		96	145	141	252	403	388	508	519	634	1,818	140
Other		27	19	64	(55)	112	104	20	119	55	355	(1,576)
Total net income (loss) from continuing operations attributable to noncontrolling interests		123	164	205	197	515	492	528	638	689	2,173	(1,436)
Net income attributable to AIG		21,479	(3,990)	1,836	1,297	13,853	(2,729)	(2,862)	1,796	20,622	10,058	(8,362)
Basic:
Income (loss) from continuing operations (in dollars per share)		$ 11.24	$ (1.99)	$ 1.03	$ (1.34)	$ 15.3	$ (6.23)	$ (1.52)	$ 2.26	$ 9.65	$ 16.02	$ (90.51)
Income (loss) from discontinued operations (in dollars per share)		$ 0.07	$ (0.11)	$ (0.03)	$ 1.65	$ 5.28	$ (13.85)	$ (19.56)	$ 0.42	$ 1.36	$ (1.04)	$ 19.14
Diluted:
Income (loss) from continuing operations (in dollars per share)		$ 11.24	$ (1.99)	$ 1.03	$ (1.34)	$ 15.3	$ (6.23)	$ (1.52)	$ 2.26	$ 9.65	$ 16.02	$ (90.51)
Income (loss) from discontinued operations (in dollars per share)		$ 0.07	$ (0.11)	$ (0.03)	$ 1.65	$ 5.28	$ (13.85)	$ (19.56)	$ 0.42	$ 1.36	$ (1.04)	$ 19.14
Weighted average shares outstanding:
Basic (in shares)		1,898,734,116	1,899,500,628	1,836,713,069	1,557,748,353	138,395,856	135,879,125	135,813,034	135,658,680	1,799,385,757	136,585,844	135,324,896
Diluted (in shares)		1,898,845,071	1,899,500,628	1,836,771,513	1,557,748,353	138,447,775	135,879,125	135,813,034	135,724,939	1,799,458,497	136,649,280	135,324,896
Noteworthy quarterly items income (expense):
Other-than-temporary impairments		(349)	(496)	(181)	(254)	(768)	(824)	(583)	(864)
Net gain (loss) on sale of divested businesses		2	(2)	(2)	(72)	19,430	4	205	(73)	(74)	19,566	(1,271)
Adjustment to federal and foreign deferred tax valuation allowance		19,410	(1,162)	588	(529)	(1,624)	20	(532)	775
Accelerated amortization of prepaid commitment fee asset						(705)	(762)	(76)	(162)
Reserve strengthening charge						(4,203)
Loss on the extinguishment of debt	484	484		(79)	(3,313)	(104)				(2,908)	(104)
Aircraft Leasing impairment charges, fair value adjustments and lease-related charges		(16)	(1,518)	(42)	(113)	(742)	(465)	(66)	(431)
Change in fair value
Change in fair value										15,264	20,539	17,226
AIA Group Limited (AIA)
Change in fair value
Change in fair value		1,021	(2,315)	1,521	1,062	(638)				15,264	20,539	17,226
Maiden Lane Interests
Change in fair value
Change in fair value		$ 218	$ (974)	$ (843)	$ 995	$ 459	$ 457	$ 478	$ 911

INFORMATION PROVIDED IN CONNECTION WITH OUTSTANDING DEBT (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Assets:
Short-term investments	$ 22,572	$ 43,738
Other investments	387,866	366,674
Total investments	410,438	410,412
Cash	1,474	1,558	4,400	8,642
Debt issuance costs including prepaid commitment fee asset of $3,628 in 2010	493	4,079
Other assets, including current and deferred income taxes	139,955	154,563
Assets held for sale		104,961
Total assets	552,360	675,573	838,346
Liabilities:
Insurance liabilities	282,516	274,353
Federal Reserve Bank of New York credit facility		20,985
Other long-term debt	75,253	85,476
Other liabilities, including intercompany balances	83,675	91,626
Liabilities held for sale		95,923
Total liabilities	441,444	568,363
Redeemable noncontrolling interests (see Note 1):
Nonvoting, callable, junior preferred interests held by Department of the Treasury	8,427
Other	96	434
Total redeemable noncontrolling interests	8,523	434
Redeemable noncontrolling nonvoting, callable, junior preferred interests		434
Total AIG shareholders' equity	101,538	78,856
Noncontrolling interests:
Nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York		26,358
Other	855	1,562
Total non-redeemable noncontrolling interests	855	27,920
Total equity	102,393	106,776	88,835	60,805
Total liabilities and equity	552,360	675,573
AIG
Assets:
Short-term investments	12,868	5,602
Other investments	6,599	5,852
Total investments	19,467	11,454
Cash	176	49	57	103
Loans to subsidiaries	39,971	61,630
Debt issuance costs including prepaid commitment fee asset of $3,628 in 2010	196	3,838
Investment in consolidated subsidiaries	79,802	88,834
Other assets, including current and deferred income taxes	24,317	6,066
Total assets	163,929	171,871
Liabilities:
Federal Reserve Bank of New York credit facility		20,985
Other long-term debt	35,906	40,443
Other liabilities, including intercompany balances	14,169	31,586
Loans from subsidiaries	12,316	1
Total liabilities	62,391	93,015
Redeemable noncontrolling interests (see Note 1):
Total AIG shareholders' equity	101,538	78,856
Noncontrolling interests:
Total equity	101,538	78,856
Total liabilities and equity	163,929	171,871
Intercompany tax payable	9,801	28,083
Intercompany derivative liabilities	901	150
SAFG, Inc.
Assets:
Cash	13		2
Investment in consolidated subsidiaries	32,361	31,152
Other assets, including current and deferred income taxes	2,704	2,717
Total assets	35,078	33,869
Liabilities:
Other long-term debt	1,638	1,637
Other liabilities, including intercompany balances	2,402	3,643
Loans from subsidiaries	249	379
Total liabilities	4,289	5,659
Redeemable noncontrolling interests (see Note 1):
Total AIG shareholders' equity	30,789	28,210
Noncontrolling interests:
Total equity	30,789	28,210
Total liabilities and equity	35,078	33,869
Intercompany tax receivable	128	152
Other Subsidiaries
Assets:
Short-term investments	14,110	39,907
Other investments	481,525	486,494
Total investments	495,635	526,401
Cash	1,285	1,509
Loans to subsidiaries	(39,971)	(61,630)
Debt issuance costs including prepaid commitment fee asset of $3,628 in 2010	297	241
Investment in consolidated subsidiaries	(11,600)	(6,788)
Other assets, including current and deferred income taxes	117,231	144,779
Assets held for sale		104,961
Total assets	562,877	709,473
Liabilities:
Insurance liabilities	282,790	274,590
Other long-term debt	138,240	167,532
Other liabilities, including intercompany balances	75,132	59,336
Loans from subsidiaries	(12,565)	(380)
Liabilities held for sale		95,911
Total liabilities	483,597	596,989
Redeemable noncontrolling interests (see Note 1):
Other	29
Total redeemable noncontrolling interests	29
Redeemable noncontrolling nonvoting, callable, junior preferred interests		207
Total AIG shareholders' equity	78,859	111,178
Noncontrolling interests:
Other	392	1,099
Total non-redeemable noncontrolling interests	392	1,099
Total equity	79,251	112,277
Total liabilities and equity	562,877	709,473
Reclassifications and Eliminations
Assets:
Short-term investments	(4,406)	(1,771)
Other investments	(100,258)	(125,672)
Total investments	(104,664)	(127,443)
Investment in consolidated subsidiaries	(100,563)	(113,198)
Other assets, including current and deferred income taxes	(4,297)	1,001
Total assets	(209,524)	(239,640)
Liabilities:
Insurance liabilities	(274)	(237)
Other long-term debt	(100,531)	(124,136)
Other liabilities, including intercompany balances	(8,028)	(2,939)
Liabilities held for sale		12
Total liabilities	(108,833)	(127,300)
Redeemable noncontrolling interests (see Note 1):
Nonvoting, callable, junior preferred interests held by Department of the Treasury	8,427
Other	67
Total redeemable noncontrolling interests	8,494
Redeemable noncontrolling nonvoting, callable, junior preferred interests		227
Total AIG shareholders' equity	(109,648)	(139,388)
Noncontrolling interests:
Nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York		26,358
Other	463	463
Total non-redeemable noncontrolling interests	463	26,821
Total equity	(109,185)	(112,567)
Total liabilities and equity	$ (209,524)	$ (239,640)

INFORMATION PROVIDED IN CONNECTION WITH OUTSTANDING DEBT (Details 2) (USD $) In Millions, unless otherwise specified	1 Months Ended	3 Months Ended								12 Months Ended
	Nov. 30, 2011	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues:
Change in fair value of ML III										$ (646)	$ 1,792	$ 419
Other income										64,903	75,745	75,028
Total revenues		17,419	12,719	16,680	17,439	21,203	19,456	18,318	18,560	64,257	77,537	75,447
Expenses:
Interest expense on FRBNY Credit Facility										70	4,028	10,292
Other interest expense										3,801	3,953	4,066
Net losses on extinguishment of debt	(484)	(484)		79	3,313	104				2,908	104
Other expenses										58,379	49,786	75,531
Total benefits, claims and expenses										65,158	57,871	89,889
Income (loss) from continuing operations before income tax expense (benefit)										(901)	19,666	(14,442)
Income tax expense (benefit)										(19,764)	6,736	(2,055)
Income (loss) from continuing operations										18,863	12,930	(12,387)
Income (loss) from discontinued operations		140	(221)	(37)	2,585	3,574	(1,869)	(2,645)	295	2,467	(645)	2,661
Net income (loss)		21,602	(3,826)	2,053	1,501	14,387	(2,225)	(2,321)	2,444	21,330	12,285	(9,726)
Less: Net income (loss) from continuing operations attributable to noncontrolling interests:
Nonvoting, callable, junior and senior preferred interests		96	145	141	252	403	388	508	519	634	1,818	140
Other		27	19	64	(55)	112	104	20	119	55	355	(1,576)
Total net income (loss) from continuing operations attributable to noncontrolling interests		123	164	205	197	515	492	528	638	689	2,173	(1,436)
Income from discontinued operations attributable to noncontrolling interests										19	54	72
Total net income (loss) attributable to noncontrolling interests										708	2,227	(1,364)
Net income (loss) attributable to AIG		21,479	(3,990)	1,836	1,297	13,853	(2,729)	(2,862)	1,796	20,622	10,058	(8,362)
AIG
Revenues:
Equity in earnings of consolidated subsidiaries										6,260	21,385	(226)
Change in fair value of ML III										(723)		(1,401)
Other income										1,088	3,046	4,166
Total revenues										6,625	24,431	2,539
Expenses:
Interest expense on FRBNY Credit Facility										72	4,107	10,381
Other interest expense										2,845	2,279	2,496
Net losses on extinguishment of debt										2,847	104
Other expenses										867	1,664	1,637
Total benefits, claims and expenses										6,631	8,154	14,514
Accrued and compounding interest										24	636	2,022
Income (loss) from continuing operations before income tax expense (benefit)										(6)	16,277	(11,975)
Income tax expense (benefit)										(19,695)	5,402	(2,798)
Income (loss) from continuing operations										19,689	10,875	(9,177)
Income (loss) from discontinued operations										933	(817)	815
Net income (loss)										20,622	10,058	(8,362)
Less: Net income (loss) from continuing operations attributable to noncontrolling interests:
Net income (loss) attributable to AIG										20,622	10,058	(8,362)
Intercompany income										489	2,600	3,400
Intercompany expense										700	28	27
SAFG, Inc.
Revenues:
Equity in earnings of consolidated subsidiaries										159	1,695	(366)
Other income										1,616	246	199
Total revenues										1,775	1,941	(167)
Expenses:
Other interest expense										281	378	355
Total benefits, claims and expenses										281	378	355
Income (loss) from continuing operations before income tax expense (benefit)										1,494	1,563	(522)
Income tax expense (benefit)										(103)	(101)	(7)
Income (loss) from continuing operations										1,597	1,664	(515)
Net income (loss)										1,597	1,664	(515)
Less: Net income (loss) from continuing operations attributable to noncontrolling interests:
Net income (loss) attributable to AIG										1,597	1,664	(515)
Other Subsidiaries
Revenues:
Change in fair value of ML III										77	1,792	1,820
Other income										63,388	75,111	74,100
Total revenues										63,465	76,903	75,920
Expenses:
Other interest expense										1,864	3,950	4,652
Net losses on extinguishment of debt										61
Other expenses										57,512	48,122	73,894
Total benefits, claims and expenses										59,437	52,072	78,546
Income (loss) from continuing operations before income tax expense (benefit)										4,028	24,831	(2,626)
Income tax expense (benefit)										34	1,435	750
Income (loss) from continuing operations										3,994	23,396	(3,376)
Income (loss) from discontinued operations										1,536	251	1,935
Net income (loss)										5,530	23,647	(1,441)
Less: Net income (loss) from continuing operations attributable to noncontrolling interests:
Nonvoting, callable, junior and senior preferred interests												96
Other										55	355	(1,576)
Total net income (loss) from continuing operations attributable to noncontrolling interests										55	355	(1,480)
Income from discontinued operations attributable to noncontrolling interests										19	54	72
Total net income (loss) attributable to noncontrolling interests										74	409	(1,408)
Net income (loss) attributable to AIG										5,456	23,238	(33)
Reclassifications and Eliminations
Revenues:
Equity in earnings of consolidated subsidiaries										(6,419)	(23,080)	592
Other income										(1,189)	(2,658)	(3,437)
Total revenues										(7,608)	(25,738)	(2,845)
Expenses:
Interest expense on FRBNY Credit Facility										(2)	(79)	(89)
Other interest expense										(1,189)	(2,654)	(3,437)
Total benefits, claims and expenses										(1,191)	(2,733)	(3,526)
Income (loss) from continuing operations before income tax expense (benefit)										(6,417)	(23,005)	681
Income (loss) from continuing operations										(6,417)	(23,005)	681
Income (loss) from discontinued operations										(2)	(79)	(89)
Net income (loss)										(6,419)	(23,084)	592
Less: Net income (loss) from continuing operations attributable to noncontrolling interests:
Nonvoting, callable, junior and senior preferred interests										634	1,818	44
Total net income (loss) from continuing operations attributable to noncontrolling interests										634	1,818	44
Total net income (loss) attributable to noncontrolling interests										634	1,818	44
Net income (loss) attributable to AIG										$ (7,053)	$ (24,902)	$ 548

INFORMATION PROVIDED IN CONNECTION WITH OUTSTANDING DEBT (Details 3) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CONDENSED FINANCIAL STATEMENTS
Net income (loss)	$ 21,602	$ (3,826)	$ 2,053	$ 1,501	$ 14,387	$ (2,225)	$ (2,321)	$ 2,444	$ 21,330	$ 12,285	$ (9,726)
Other comprehensive income (loss)									(2,604)	2,963	21,799
Comprehensive income									18,726	15,248	12,073
Total comprehensive income (loss) attributable to noncontrolling interests									587	2,408	(976)
Comprehensive income attributable to AIG									18,139	12,840	13,049
AIG
CONDENSED FINANCIAL STATEMENTS
Net income (loss)									20,622	10,058	(8,362)
Other comprehensive income (loss)									(2,604)	2,963	21,799
Comprehensive income									18,018	13,021	13,437
Total comprehensive income (loss) attributable to noncontrolling interests									(121)	181	388
Comprehensive income attributable to AIG									18,139	12,840	13,049
SAFG, Inc.
CONDENSED FINANCIAL STATEMENTS
Net income (loss)									1,597	1,664	(515)
Comprehensive income									1,597	1,664	(515)
Comprehensive income attributable to AIG									1,597	1,664	(515)
Other Subsidiaries
CONDENSED FINANCIAL STATEMENTS
Net income (loss)									5,530	23,647	(1,441)
Other comprehensive income (loss)									(1,809)	11,968	8,366
Comprehensive income									3,721	35,615	6,925
Total comprehensive income (loss) attributable to noncontrolling interests									73	415	(1,407)
Comprehensive income attributable to AIG									3,648	35,200	8,332
Reclassifications and Eliminations
CONDENSED FINANCIAL STATEMENTS
Net income (loss)									(6,419)	(23,084)	592
Other comprehensive income (loss)									1,809	(11,968)	(8,366)
Comprehensive income									(4,610)	(35,052)	(7,774)
Total comprehensive income (loss) attributable to noncontrolling interests									635	1,812	43
Comprehensive income attributable to AIG									$ (5,245)	$ (36,864)	$ (7,817)

INFORMATION PROVIDED IN CONNECTION WITH OUTSTANDING DEBT (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CONDENSED FINANCIAL STATEMENTS
Net cash (used in) operating activities - continuing operations	$ (3,335)	$ 9,703	$ 12,283
Net cash (used in) provided by operating activities - discontinued operations	3,370	7,207	6,301
Net cash provided by operating activities	35	16,910	18,584
Cash flows from investing activities:
Sales of investments	85,033	93,088	88,180
Sales of divested businesses, net	587	21,760	5,278
Purchase of investments	(101,155)	(93,111)	(80,266)
Net change in restricted cash	27,244	(27,115)	(250)
Net change in short-term investments	19,988	(5,233)	(9,021)
Other, net	157	(332)	2,485
Net cash provided by (used in) investing activities - continuing operations	31,854	(10,943)	6,406
Net cash provided by (used in) investing activities - discontinued operations	4,478	718	(628)
Net cash provided by (used in) investing activities	36,332	(10,225)	5,778
Cash flows from financing activities:
Federal Reserve Bank of New York credit facility borrowings		19,900	32,526
Federal Reserve Bank of New York credit facility repayments	(14,622)	(23,178)	(26,426)
Issuance of other long-term debt	7,762	13,046	3,452
Repayments of other long-term debt	(17,810)	(15,976)	(19,451)
Proceeds from drawdown on the Department of the Treasury Commitment	20,292	2,199	5,344
Issuance of Common Stock	5,055
Purchase of Common Stock	(70)
Other, net	(35,591)	(1,536)	(16,455)
Net cash used in financing activities - continuing operations	(34,984)	(5,545)	(21,010)
Net cash (used in) financing activities - discontinued operations	(1,942)	(3,716)	(7,987)
Net cash used in financing activities	(36,926)	(9,261)	(28,997)
Effect of exchange rate changes on cash	29	39	533
Net decrease in cash	(530)	(2,537)	(4,102)
Cash at beginning of period	1,558	4,400	8,642
Change in cash of businesses held for sale	446	(305)	(140)
Cash at end of period	1,474	1,558	4,400
Interest:
Third party	(8,985)	(5,166)	(5,777)
Taxes:
Income tax authorities	(716)	(1,002)	(226)
AIG
CONDENSED FINANCIAL STATEMENTS
Net cash (used in) operating activities - continuing operations	(5,600)	(1,942)	(1,393)
Net cash provided by operating activities	(5,600)	(1,942)	(1,393)
Cash flows from investing activities:
Sales of investments	2,565	3,997	1,981
Sales of divested businesses, net	1,075	278	857
Purchase of investments	(19)	(55)	(400)
Loans to subsidiaries - net	3,757	5,703	(5,927)
Contributions to subsidiaries - net	(15,973)	(2,574)	(5,683)
Net change in restricted cash	1,945	(183)	99
Net change in short-term investments	(7,130)	(4,291)	702
Other, net	1,543	(300)	(254)
Net cash provided by (used in) investing activities - continuing operations	(12,237)	2,575	(8,625)
Net cash provided by (used in) investing activities	(12,237)	2,575	(8,625)
Cash flows from financing activities:
Federal Reserve Bank of New York credit facility borrowings		19,900	32,526
Federal Reserve Bank of New York credit facility repayments	(14,622)	(19,110)	(26,400)
Issuance of other long-term debt	2,135	1,996
Repayments of other long-term debt	(6,181)	(3,681)	(2,931)
Proceeds from drawdown on the Department of the Treasury Commitment	20,292	2,199	5,344
Issuance of Common Stock	5,055
Purchase of Common Stock	(70)
Intercompany loan - net	11,519	(1,777)	1,563
Other, net	(164)	(168)	(130)
Net cash used in financing activities - continuing operations	17,964	(641)	9,972
Net cash used in financing activities	17,964	(641)	9,972
Net decrease in cash	127	(8)	(46)
Cash at beginning of period	49	57	103
Cash at end of period	176	49	57
Interest:
Third party	(6,909)	(2,493)	(2,595)
Intercompany	(311)	(12)	(6)
Taxes:
Income tax authorities	13	(32)	1,140
Intercompany	(335)	859	(1,287)
Intercompany non-cash financing/investing activities:
Paydown of FRBNY Credit Facility by subsidiary		4,068	26
Return of Capital and Dividend Received in the form of bond trading securities	3,668
Capital contributions to subsidiaries through forgiveness of loans		2,510	287
Intercompany loan receivable offset by intercompany payable	18,284	1,364
Investment assets received through reduction of intercompany loan receivable		468
Settlement of payable to subsidiary with return of capital from subsidiary			15,500
Exchange of intercompany payable with loan payable		469
Exchange of intercompany receivable with loan receivable			528
Capital contributions in the form of bonds			2,698
Other capital contributions - net	523	346	2,834
SAFG, Inc.
CONDENSED FINANCIAL STATEMENTS
Net cash (used in) operating activities - continuing operations	1,277	(141)	(120)
Net cash provided by operating activities	1,277	(141)	(120)
Cash flows from investing activities:
Sales of divested businesses, net			169
Contributions to subsidiaries - net	(2)		(2,350)
Net cash provided by (used in) investing activities - continuing operations	(2)		(2,181)
Net cash provided by (used in) investing activities	(2)		(2,181)
Cash flows from financing activities:
Issuance of other long-term debt	117
Repayments of other long-term debt		(500)
Intercompany loan - net	(1,379)	639	1,103
Other, net			1,200
Net cash used in financing activities - continuing operations	(1,262)	139	2,303
Net cash used in financing activities	(1,262)	139	2,303
Net decrease in cash	13	(2)	2
Cash at beginning of period		2
Cash at end of period	13		2
Interest:
Third party	(129)	(152)	(166)
Intercompany	(153)	(226)	(186)
Taxes:
Intercompany			(21)
Other Subsidiaries and Eliminations
CONDENSED FINANCIAL STATEMENTS
Net cash (used in) operating activities - continuing operations	988	11,786	13,796
Net cash (used in) provided by operating activities - discontinued operations	3,370	7,207	6,301
Net cash provided by operating activities	4,358	18,993	20,097
Cash flows from investing activities:
Sales of investments	82,468	89,091	86,199
Sales of divested businesses, net	(488)	21,482	4,252
Purchase of investments	(101,136)	(93,056)	(79,866)
Loans to subsidiaries - net	(3,757)	(5,703)	5,927
Contributions to subsidiaries - net	15,975	2,574	8,033
Net change in restricted cash	25,299	(26,932)	(349)
Net change in short-term investments	27,118	(942)	(9,723)
Other, net	(1,386)	(32)	2,739
Net cash provided by (used in) investing activities - continuing operations	44,093	(13,518)	17,212
Net cash provided by (used in) investing activities - discontinued operations	4,478	718	(628)
Net cash provided by (used in) investing activities	48,571	(12,800)	16,584
Cash flows from financing activities:
Federal Reserve Bank of New York credit facility repayments		(4,068)	(26)
Issuance of other long-term debt	5,510	11,050	3,452
Repayments of other long-term debt	(11,629)	(11,795)	(16,520)
Intercompany loan - net	(10,140)	1,138	(2,666)
Other, net	(35,427)	(1,368)	(17,525)
Net cash used in financing activities - continuing operations	(51,686)	(5,043)	(33,285)
Net cash (used in) financing activities - discontinued operations	(1,942)	(3,716)	(7,987)
Net cash used in financing activities	(53,628)	(8,759)	(41,272)
Effect of exchange rate changes on cash	29	39	533
Net decrease in cash	(670)	(2,527)	(4,058)
Cash at beginning of period	1,509	4,341	8,539
Change in cash of businesses held for sale	446	(305)	(140)
Cash at end of period	1,285	1,509	4,341
Interest:
Third party	(1,947)	(2,521)	(3,016)
Intercompany	464	238	192
Taxes:
Income tax authorities	(729)	(970)	(1,366)
Intercompany	$ 335	$ (859)	$ 1,308

Schedule I Summary of Investments - Other than Investments in Related Parties (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011
Summary of Investments Other than Investments in Related Parties
Amount at which shown in the Balance sheet	$ 379,398
Fixed maturity securities
Summary of Investments Other than Investments in Related Parties
Cost	275,134
Fair Value	288,345
Amount at which shown in the Balance sheet	288,345
U.S. government and government sponsored entities
Summary of Investments Other than Investments in Related Parties
Cost	13,165
Fair Value	13,582
Amount at which shown in the Balance sheet	13,582
Obligations of states, municipalities and political subdivisions
Summary of Investments Other than Investments in Related Parties
Cost	35,274
Fair Value	37,755
Amount at which shown in the Balance sheet	37,755
Non-U.S. government
Summary of Investments Other than Investments in Related Parties
Cost	24,603
Fair Value	25,770
Amount at which shown in the Balance sheet	25,770
Public utilities
Summary of Investments Other than Investments in Related Parties
Cost	21,938
Fair Value	24,216
Amount at which shown in the Balance sheet	24,216
All other corporate and debt securities
Summary of Investments Other than Investments in Related Parties
Cost	113,852
Fair Value	121,418
Amount at which shown in the Balance sheet	121,418
Mortgage-backed, asset-backed and collateralized
Summary of Investments Other than Investments in Related Parties
Cost	66,302
Fair Value	65,604
Amount at which shown in the Balance sheet	65,604
Equity securities and mutual funds
Summary of Investments Other than Investments in Related Parties
Cost	1,945
Fair Value	3,749
Amount at which shown in the Balance sheet	3,749
Common Stock
Summary of Investments Other than Investments in Related Parties
Cost	1,807
Fair Value	3,546
Amount at which shown in the Balance sheet	3,546
Public utilities
Summary of Investments Other than Investments in Related Parties
Cost	4
Fair Value	5
Amount at which shown in the Balance sheet	5
Banks, trust and insurance companies
Summary of Investments Other than Investments in Related Parties
Cost	428
Fair Value	1,709
Amount at which shown in the Balance sheet	1,709
Industrial, miscellaneous and all other
Summary of Investments Other than Investments in Related Parties
Cost	1,375
Fair Value	1,832
Amount at which shown in the Balance sheet	1,832
Preferred Stock
Summary of Investments Other than Investments in Related Parties
Cost	83
Fair Value	143
Amount at which shown in the Balance sheet	143
Mutual Funds:
Summary of Investments Other than Investments in Related Parties
Cost	55
Fair Value	60
Amount at which shown in the Balance sheet	60
Mortgage and other loans receivable, net of allowance
Summary of Investments Other than Investments in Related Parties
Cost	19,489
Fair Value	20,600
Amount at which shown in the Balance sheet	19,489
Other invested assets
Summary of Investments Other than Investments in Related Parties
Cost	39,177
Fair Value	39,586
Amount at which shown in the Balance sheet	40,744
Short-term investments, at cost (approximates fair value).
Summary of Investments Other than Investments in Related Parties
Cost	22,572
Fair Value	22,572
Amount at which shown in the Balance sheet	22,572
Derivative assets
Summary of Investments Other than Investments in Related Parties
Cost	4,499
Fair Value	4,499
Amount at which shown in the Balance sheet	$ 4,499

Schedule II Condensed Financial Information of Parent Company Only (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Assets:
Short-term investments	$ 22,572	$ 43,738
Other investments	387,866	366,674
Total investments	410,438	410,412
Cash	1,474	1,558	4,400	8,642
Current and deferred income taxes	17,802
Debt issuance costs including prepaid commitment fee asset of $3,628 in 2010	493	4,079
Other assets	12,782	44,379
Total assets	552,360	675,573	838,346
Liabilities:
Federal Reserve Bank of New York credit facility		20,985
Outstanding debt	73,400
Other liabilities (includes intercompany derivative liabilities of $901 in 2011 and $150 in 2010)	27,554	29,108
Total liabilities	441,444	568,363
AIG shareholders' equity:
Common stock	4,766	368
Treasury stock	(942)	(873)
Additional paid-in capital	81,787	9,683
Retained earnings (accumulated deficit)	10,774	(9,848)
Accumulated other comprehensive income	5,153	7,543
Total AIG shareholders' equity	101,538	78,856
Total liabilities and equity	552,360	675,573
Parent Company
Assets:
Short-term investments	12,868	5,602
Other investments	6,599	5,852
Total investments	19,467	11,454
Cash	176	49	57	103
Loans to subsidiaries	39,971	61,630
Due from affiliates - net	303	380
Current and deferred income taxes	22,438	2,171
Debt issuance costs including prepaid commitment fee asset of $3,628 in 2010	196	3,838
Investment in consolidated subsidiaries	79,802	88,834
Other assets	1,576	3,515
Total assets	163,929	171,871
Liabilities:
Intercompany tax payable	9,801	28,083
Federal Reserve Bank of New York credit facility		20,985
Outstanding debt	21,584	24,953
Loans and notes payable	624	469
Loans from subsidiaries	12,316	1
Other liabilities (includes intercompany derivative liabilities of $901 in 2011 and $150 in 2010)	4,368	3,503
Total liabilities	62,391	93,015
AIG shareholders' equity:
Preferred stock		71,983
Common stock	4,766	368
Treasury stock	(942)	(873)
Additional paid-in capital	81,787	9,683
Retained earnings (accumulated deficit)	10,774	(9,848)
Accumulated other comprehensive income	5,153	7,543
Total AIG shareholders' equity	101,538	78,856
Total liabilities and equity	163,929	171,871
Parent Company | Notes and bonds payable | Series AIGFP
Liabilities:
Outstanding debt	3,560	3,703
Parent Company | Notes and bonds payable | MIP
Liabilities:
Outstanding debt	$ 10,138	$ 11,318

Schedule II Condensed Financial Information of Parent Company Only (Details 2) (USD $) In Millions, unless otherwise specified	1 Months Ended	3 Months Ended								12 Months Ended
	Nov. 30, 2011	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues:
Change in fair value of ML III										$ (646)	$ 1,792	$ 419
Net realized capital gains (losses)										541	(164)	(5,210)
Other income										0
Expenses:
Total interest expense on FRBNY Credit Facility										(70)	(4,028)	(10,292)
Other interest expense										(3,801)	(3,953)	(4,066)
Loss on the extinguishment of debt	484	484		(79)	(3,313)	(104)				(2,908)	(104)
Income (loss) from continuing operations before income tax expense (benefit)		2,885	(4,270)	1,794	(1,310)	16,568	179	1,235	1,684	(901)	19,666	(14,442)
Income tax expense (benefit)										(19,764)	6,736	(2,055)
Net income (loss)										18,174	10,757	(10,951)
Income (loss) from discontinued operations		140	(221)	(37)	2,585	3,574	(1,869)	(2,645)	295	2,467	(645)	2,661
Net income (loss) attributable to AIG		21,479	(3,990)	1,836	1,297	13,853	(2,729)	(2,862)	1,796	20,622	10,058	(8,362)
Parent Company
Revenues:
Equity in earnings of consolidated subsidiaries										6,260	21,385	(226)
Interest income										596	3,249	4,126
Change in fair value of ML III										(723)		(1,401)
Net realized capital gains (losses)										213	(209)	(54)
Other income										279	6	94
Expenses:
Accrued and compounding interest										(24)	(636)	(2,022)
Amortization of prepaid commitment asset										(48)	(3,471)	(8,359)
Total interest expense on FRBNY Credit Facility										(72)	(4,107)	(10,381)
Other interest expense										(2,845)	(2,279)	(2,496)
Restructuring expense and related asset impairment and other expenses										(36)	(451)	(407)
Loss on the extinguishment of debt										(2,847)	(104)
Other expenses										(831)	(1,213)	(1,230)
Income (loss) from continuing operations before income tax expense (benefit)										(6)	16,277	(11,975)
Income tax expense (benefit)										(19,695)	5,402	(2,798)
Net income (loss)										19,689	10,875	(9,177)
Income (loss) from discontinued operations										933	(817)	815
Net income (loss) attributable to AIG										$ 20,622	$ 10,058	$ (8,362)

Schedule II Condensed Financial Information of Parent Company Only (Details 3) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CONDENSED FINANCIAL STATEMENTS
Net income (loss)	$ 21,602	$ (3,826)	$ 2,053	$ 1,501	$ 14,387	$ (2,225)	$ (2,321)	$ 2,444	$ 21,330	$ 12,285	$ (9,726)
Other comprehensive income (loss)									(2,604)	2,963	21,799
Comprehensive income									18,726	15,248	12,073
Total comprehensive income (loss) attributable to noncontrolling interests									587	2,408	(976)
Comprehensive income attributable to AIG									18,139	12,840	13,049
Parent Company
CONDENSED FINANCIAL STATEMENTS
Net income (loss)									20,622	10,058	(8,362)
Other comprehensive income (loss)									(2,604)	2,963	21,799
Comprehensive income									18,018	13,021	13,437
Total comprehensive income (loss) attributable to noncontrolling interests									(121)	181	388
Comprehensive income attributable to AIG									$ 18,139	$ 12,840	$ 13,049

Schedule II Condensed Financial Information of Parent Company Only (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CONDENSED FINANCIAL STATEMENTS
Net cash provided by (used in) operating activities	$ 35	$ 16,910	$ 18,584
Cash flows from investing activities:
Sales of divested businesses	587	21,760	5,278
Purchase of investments	(101,155)	(93,111)	(80,266)
Net change in restricted cash	27,244	(27,115)	(250)
Net change in short-term investments	19,988	(5,233)	(9,021)
Payments received on mortgages and other loan receivables	3,207	5,410	9,195
Other, net	0
Net cash provided by (used in) investing activities	36,332	(10,225)	5,778
Cash flows from financing activities:
Federal Reserve Bank of New York credit facility borrowings		19,900	32,526
Federal Reserve Bank of New York credit facility repayments	(14,622)	(23,178)	(26,426)
Issuance of other long-term debt	7,762	13,046	3,452
Repayments of other long-term debt	(17,810)	(15,976)	(19,451)
Proceeds from drawdown on the Department of the Treasury Commitment	20,292	2,199	5,344
Issuance of Common Stock	5,055
Purchase of Common Stock	(70)
Other, net	(35,591)	(1,536)	(16,455)
Net cash used in financing activities	(36,926)	(9,261)	(28,997)
Net decrease in cash	(530)	(2,537)	(4,102)
Cash at beginning of period	1,558	4,400	8,642
Cash at end of period	1,474	1,558	4,400
Parent Company
CONDENSED FINANCIAL STATEMENTS
Net cash provided by (used in) operating activities	(5,600)	(1,942)	(1,393)
Cash flows from investing activities:
Sale of investments	2,215	3,201	1,466
Maturities of investments	9	11
Sales of divested businesses	1,075	278	857
Purchase of investments	(19)	(55)	(400)
Net change in restricted cash	1,945	(183)	99
Net change in short-term investments	(7,130)	(4,291)	702
Contributions to subsidiaries - net	(15,973)	(2,574)	(5,683)
Payments received on mortgages and other loan receivables	341	785	515
Loans to subsidiaries - net	3,757	5,703	(5,927)
Other, net	1,543	(300)	(254)
Net cash provided by (used in) investing activities	(12,237)	2,575	(8,625)
Cash flows from financing activities:
Federal Reserve Bank of New York credit facility borrowings		19,900	32,526
Federal Reserve Bank of New York credit facility repayments	(14,622)	(19,110)	(26,400)
Issuance of other long-term debt	2,135	1,996
Repayments of other long-term debt	(6,181)	(3,681)	(2,931)
Proceeds from drawdown on the Department of the Treasury Commitment	20,292	2,199	5,344
Issuance of Common Stock	5,055
Loans from subsidiaries - net	11,519	(1,777)	1,563
Purchase of Common Stock	(70)
Other, net	(164)	(168)	(130)
Net cash used in financing activities	17,964	(641)	9,972
Net decrease in cash	127	(8)	(46)
Cash at beginning of period	49	57	103
Cash at end of period	176	49	57
Intercompany non-cash financing/investing activities:
Capital contributions in the form of bonds			2,698
Capital contributions to subsidiaries through forgiveness of loans		2,510	287
Other capital contributions - net	523	346	2,834
Paydown of FRBNY Credit Facility by subsidiary		4,068	26
Investment assets received through reduction of intercompany loan receivable		468
Exchange of intercompany payable with loan payable		469
Settlement of payable to subsidiary with return of capital from subsidiary			15,500
Exchange of intercompany receivable with loan receivable			528
Intercompany loan receivable offset by intercompany payable	18,284	1,364
Return of capital and dividend received in the form of bond trading securities	$ 3,668

Schedule II Condensed Financial Information of Parent Company Only (Details 5) (FRBNY Credit Facility, USD $)	1 Months Ended
	Dec. 31, 2009	Dec. 01, 2009
FRBNY Credit Facility
FRBNY Credit Facility Transactions
Reduction in the outstanding loan balance	$ 25,000,000,000
Assignment of obligation under credit agreement to subsidiary		16,000,000,000
Settlement of payable to subsidiary with return of capital from subsidiary	$ 15,500,000,000

Schedule II Condensed Financial Information of Parent Company Only (Details 6) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Assets:
Current and deferred income taxes	$ 17,802
Total assets	552,360	675,573	838,346
AIG shareholders' equity:
Retained Earnings	10,774	(9,848)
Accumulated other comprehensive income	5,153	7,543
Total AIG shareholders' equity	101,538	78,856
New accounting standard for acquisition costs
Assets:
Current and deferred income taxes	17,802	2,171
Investments in consolidated subsidiaries	79,802	88,834
Total assets	552,360	675,573
AIG shareholders' equity:
Retained Earnings	10,774	(9,848)
Accumulated other comprehensive income	5,153	7,543
Total AIG shareholders' equity	101,538	78,856
New accounting standard for acquisition costs | As Previously Reported
Assets:
Current and deferred income taxes	16,084	3,957
Investments in consolidated subsidiaries	83,215	93,511
Total assets	555,773	683,443
AIG shareholders' equity:
Retained Earnings	14,332	(3,466)
Accumulated other comprehensive income	5,008	7,624
Total AIG shareholders' equity	104,951	85,319
New accounting standard for acquisition costs | Effect of Change
Assets:
Current and deferred income taxes	1,718	(1,786)
Investments in consolidated subsidiaries	(3,413)	(4,677)
Total assets	(3,413)	(7,870)
AIG shareholders' equity:
Retained Earnings	(3,558)	(6,382)
Accumulated other comprehensive income	145	(81)
Total AIG shareholders' equity	(3,413)	(6,463)
Parent Company
Assets:
Current and deferred income taxes	22,438	2,171
Investments in consolidated subsidiaries	79,802	88,834
Total assets	163,929	171,871
AIG shareholders' equity:
Retained Earnings	10,774	(9,848)
Accumulated other comprehensive income	5,153	7,543
Total AIG shareholders' equity	101,538	78,856
Parent Company | As Previously Reported
Assets:
Current and deferred income taxes		3,957
Investments in consolidated subsidiaries	83,215	93,511
Total assets	167,342	178,334
AIG shareholders' equity:
Retained Earnings	14,332	(3,466)
Accumulated other comprehensive income	5,008	7,624
Total AIG shareholders' equity	104,951	85,319
Parent Company | New accounting standard for acquisition costs | Effect of Change
Assets:
Current and deferred income taxes		(1,786)
Investments in consolidated subsidiaries	(3,413)	(4,677)
Total assets	(3,413)	(6,463)
AIG shareholders' equity:
Retained Earnings	(3,558)	(6,382)
Accumulated other comprehensive income	145	(81)
Total AIG shareholders' equity	$ (3,413)	$ (6,463)

Schedule II Condensed Financial Information of Parent Company Only (Details 7) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Statement of Operations:
Income (loss) from continuing operations before income tax (benefit) expense	$ 2,885	$ (4,270)	$ 1,794	$ (1,310)	$ 16,568	$ 179	$ 1,235	$ 1,684	$ (901)	$ 19,666	$ (14,442)
Income tax benefit									(19,764)	6,736	(2,055)
Income (loss) from continuing operations									18,863	12,930	(12,387)
Income (loss) from discontinued operations	140	(221)	(37)	2,585	3,574	(1,869)	(2,645)	295	2,467	(645)	2,661
Net income (loss) attributable to AIG	21,479	(3,990)	1,836	1,297	13,853	(2,729)	(2,862)	1,796	20,622	10,058	(8,362)
New accounting standard for acquisition costs
Statement of Operations:
Equity in earnings of consolidated subsidiaries									6,260	21,385	(226)
Income (loss) from continuing operations before income tax (benefit) expense									(901)	19,666	(14,442)
Income tax benefit									(19,764)	6,736	(2,055)
Income (loss) from continuing operations									18,863	12,930	(12,387)
Income (loss) from discontinued operations									2,467	(645)	2,661
Net income (loss) attributable to AIG									20,622	10,058	(8,362)
New accounting standard for acquisition costs | As Previously Reported
Statement of Operations:
Equity in earnings of consolidated subsidiaries									5,222	18,040	(1,477)
Income (loss) from continuing operations before income tax (benefit) expense									(1,065)	17,936	(14,307)
Income tax benefit									(18,036)	5,859	(1,489)
Income (loss) from continuing operations									16,971	12,077	(12,818)
Income (loss) from discontinued operations									1,535	(2,064)	505
Net income (loss) attributable to AIG									17,798	7,786	(10,949)
New accounting standard for acquisition costs | Effect of Change
Statement of Operations:
Equity in earnings of consolidated subsidiaries									1,038	3,345	1,251
Income (loss) from continuing operations before income tax (benefit) expense									164	1,730	(135)
Income tax benefit									(1,728)	877	(566)
Income (loss) from continuing operations									1,892	853	431
Income (loss) from discontinued operations									932	1,419	2,156
Net income (loss) attributable to AIG									2,824	2,272	2,587
Parent Company
Statement of Operations:
Equity in earnings of consolidated subsidiaries									6,260	21,385	(226)
Income (loss) from continuing operations before income tax (benefit) expense									(6)	16,277	(11,975)
Income tax benefit									(19,695)	5,402	(2,798)
Income (loss) from continuing operations									19,689	10,875	(9,177)
Income (loss) from discontinued operations									933	(817)	815
Net income (loss) attributable to AIG									20,622	10,058	(8,362)
Parent Company | As Previously Reported
Statement of Operations:
Equity in earnings of consolidated subsidiaries									5,222	18,040	1,477
Income (loss) from continuing operations before income tax (benefit) expense									(1,044)	12,932	13,226
Income tax benefit									(17,909)	5,144	2,277
Income (loss) from continuing operations									16,865	7,788	10,949
Income (loss) from discontinued operations										(2)
Net income (loss) attributable to AIG									17,798	7,786	10,949
Parent Company | New accounting standard for acquisition costs | Effect of Change
Statement of Operations:
Equity in earnings of consolidated subsidiaries									1,038	3,345	1,251
Income (loss) from continuing operations before income tax (benefit) expense									1,038	3,345	1,251
Income tax benefit									(1,786)	258	(521)
Income (loss) from continuing operations									2,824	3,087	1,772
Income (loss) from discontinued operations										(815)	815
Net income (loss) attributable to AIG									$ 2,824	$ 2,272	$ 2,587

Schedule III Supplementary Insurance Information (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Supplementary Insurance Information
Deferred Policy Acquisition Costs	$ 8,937	$ 9,431	$ 27,935
Liability for Unpaid Claims and Claims Adjustment Expense, Future Policy Benefits	125,462	122,419	201,387
Reserve for Unearned Premiums	23,465	23,803	21,363
Policy and Contract Claims	911	712	3,291
Premiums and Policy Fees	41,695	48,029	51,239
Net Investment Income	14,755	20,934	18,992
Losses and Loss Expenses Incurred, Benefits	37,895	45,874	50,015
Amortization of Deferred Policy Acquisition Costs	5,487	5,821	6,670
Other Operating Expenses	8,463	10,164	9,815
Net Premiums Written	35,641	32,368	34,845
General Insurance
Supplementary Insurance Information
Liability for Unpaid Claims and Claims Adjustment Expense, Future Policy Benefits	3,180	3,220	2,660
Mortgage Guaranty
Supplementary Insurance Information
Deferred Policy Acquisition Costs	25	32	66
Liability for Unpaid Claims and Claims Adjustment Expense, Future Policy Benefits	3,104	3,907	5,769
Reserve for Unearned Premiums	229	230	657
Premiums and Policy Fees	792	975	1,030
Net Investment Income	132	1,941	1,988
Losses and Loss Expenses Incurred, Benefits	834	500	2,869
Amortization of Deferred Policy Acquisition Costs	21	26	56
Other Operating Expenses	167	245	(56)
Net Premiums Written	801	756	909
Divested Businesses
Supplementary Insurance Information
Deferred Policy Acquisition Costs			17,439
Liability for Unpaid Claims and Claims Adjustment Expense, Future Policy Benefits			88,678
Reserve for Unearned Premiums			7
Policy and Contract Claims			2,074
Premiums and Policy Fees		9,266	12,547
Net Investment Income		3,963	5,573
Losses and Loss Expenses Incurred, Benefits		8,719	12,644
Amortization of Deferred Policy Acquisition Costs		814	1,010
Other Operating Expenses		1,821	2,603
Net Premiums Written			3,283
Chartis
Supplementary Insurance Information
Deferred Policy Acquisition Costs	2,375	2,099	1,919
Liability for Unpaid Claims and Claims Adjustment Expense, Future Policy Benefits	91,686	90,026	79,617
Reserve for Unearned Premiums	23,236	23,573	20,699
Policy and Contract Claims	26	21
Premiums and Policy Fees	35,689	32,521	32,261
Net Investment Income	4,348	4,392	3,292
Losses and Loss Expenses Incurred, Benefits	27,949	27,867	25,362
Amortization of Deferred Policy Acquisition Costs	4,324	3,894	4,316
Other Operating Expenses	6,546	6,208	5,310
Net Premiums Written	34,840	31,612	30,653
SunAmerica Financial Group
Supplementary Insurance Information
Deferred Policy Acquisition Costs	6,502	7,258	8,462
Liability for Unpaid Claims and Claims Adjustment Expense, Future Policy Benefits	30,607	28,192	27,350
Policy and Contract Claims	880	686	1,217
Premiums and Policy Fees	5,217	5,230	5,327
Net Investment Income	9,882	10,768	9,553
Losses and Loss Expenses Incurred, Benefits	9,110	8,749	9,097
Amortization of Deferred Policy Acquisition Costs	1,142	1,086	1,287
Other Operating Expenses	2,085	2,207	2,193
Other Operations
Supplementary Insurance Information
Deferred Policy Acquisition Costs	35	42	49
Liability for Unpaid Claims and Claims Adjustment Expense, Future Policy Benefits	65	294	(27)
Policy and Contract Claims	5	5
Premiums and Policy Fees	(3)	37	74
Net Investment Income	393	(130)	(1,414)
Losses and Loss Expenses Incurred, Benefits	2	39	43
Amortization of Deferred Policy Acquisition Costs		1	1
Other Operating Expenses	$ (335)	$ (317)	$ (235)

Schedule IV Reinsurance (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Reinsurance
Gross Amount	$ 45,708,000,000	$ 52,654,000,000	$ 53,526,000,000
Ceded to Other Companies	10,590,000,000	10,995,000,000	10,699,000,000
Assumed from Other Companies	3,047,000,000	2,464,000,000	3,919,000,000
Net Amount	38,165,000,000	44,123,000,000	46,746,000,000
Percent of Amount Assumed to Net	8.00%	5.60%	8.40%
Mortgage Guaranty
Reinsurance
Gross Amount	898,000,000	927,000,000	1,082,000,000
Ceded to Other Companies	97,000,000	169,000,000	210,000,000
Assumed from Other Companies		(2,000,000)	37,000,000
Net Amount	801,000,000	756,000,000	909,000,000
Percent of Amount Assumed to Net		(0.30%)	4.10%
Divested Businesses
Reinsurance
Accident and health premiums		1,570,000,000	1,730,000,000
Gross Amount	15,000,000	9,643,000,000	10,562,000,000
Ceded to Other Companies	6,000,000	435,000,000	766,000,000
Assumed from Other Companies	2,000,000	27,000,000	2,717,000,000
Net Amount	11,000,000	9,235,000,000	12,513,000,000
Percent of Amount Assumed to Net	18.20%	0.30%	21.70%
Chartis
Reinsurance
Gross Amount	41,710,000,000	38,965,000,000	38,461,000,000
Ceded to Other Companies	9,901,000,000	9,795,000,000	9,869,000,000
Assumed from Other Companies	3,031,000,000	2,442,000,000	2,061,000,000
Net Amount	34,840,000,000	31,612,000,000	30,653,000,000
Percent of Amount Assumed to Net	8.70%	7.70%	6.70%
SunAmerica Financial Group
Reinsurance
Gross Amount	3,085,000,000	3,119,000,000	3,421,000,000
Ceded to Other Companies	591,000,000	621,000,000	767,000,000
Assumed from Other Companies	19,000,000	22,000,000	17,000,000
Net Amount	2,513,000,000	2,520,000,000	2,671,000,000
Percent of Amount Assumed to Net	0.80%	0.90%	0.60%
Consolidation and Eliminations
Reinsurance
Ceded to Other Companies	(5,000,000)	(25,000,000)	(913,000,000)
Assumed from Other Companies	(5,000,000)	(25,000,000)	(913,000,000)
Long-duration insurance in force
Reinsurance
Gross Amount	918,982,000,000	891,145,000,000	2,340,019,000,000
Ceded to Other Companies	140,156,000,000	148,605,000,000	339,183,000,000
Assumed from Other Companies	643,000,000	1,220,000,000	1,023,000,000
Net Amount	779,469,000,000	743,760,000,000	2,001,859,000,000
Percent of Amount Assumed to Net	0.10%	0.20%	0.10%
Contracts in force related to held-for-sale entities		$ 399,400,000,000	$ 157,800,000,000

Schedule V Valuation and Qualifying Accounts (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Allowance for mortgage and other loans receivable
Valuation and Qualifying Accounts
Balance at the beginning of the year	$ 878	$ 2,444	$ 1,680
Charged to costs and expenses	4	369	1,010
Charge offs	(125)	(354)	(564)
Reclassified to assets of businesses held-for-sale		(58)	(204)
Other changes	(17)	77	29
Balance at the end of the year	740	878	2,444
Allowance for mortgage and other loans receivable | Divested Businesses
Valuation and Qualifying Accounts
Net change		(1,474)
Allowance for mortgage and other loans receivable | Segment Discontinued Operations
Valuation and Qualifying Accounts
Net change		(126)	493
Allowance for premiums and insurances balances receivable
Valuation and Qualifying Accounts
Balance at the beginning of the year	515	537	578
Charged to costs and expenses	63	87	109
Charge offs	(94)	(113)	(74)
Other changes		13	(79)
Balance at the end of the year	484	515	537
Allowance for premiums and insurances balances receivable | Divested Businesses
Valuation and Qualifying Accounts
Net change		(7)
Allowance for premiums and insurances balances receivable | Segment Discontinued Operations
Valuation and Qualifying Accounts
Net change		(2)	3
Allowance for reinsurance assets
Valuation and Qualifying Accounts
Balance at the beginning of the year	492	440	425
Charged to costs and expenses	(116)	3	(35)
Charge offs	(63)	14	102
Other changes	51	39	(52)
Balance at the end of the year	364	492	440
Allowance for reinsurance assets | Segment Discontinued Operations
Valuation and Qualifying Accounts
Net change		(4)
Federal and foreign valuation allowance for deferred tax assets
Valuation and Qualifying Accounts
Balance at the beginning of the year	27,548	25,605	22,947
Charged to costs and expenses	(18,307)	1,361	2,986
Other changes	1,806	(710)	(107)
Balance at the end of the year	11,047	27,548	25,605
Federal and foreign valuation allowance for deferred tax assets | Segment Discontinued Operations
Valuation and Qualifying Accounts
Net change		$ 1,292	$ (221)